UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

Michael W. Kremenak

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-4198

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Item 1.	Report to Stockholders

THRIVENT®
MUTUAL FUNDS

THRIVENT MUTUAL FUNDS

Annual Report
October 31, 2014

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Dear Shareholder:

Financial markets turned in a strong performance during the fiscal year ending October 31, 2014, as the tepid U.S. economic recovery showed signs of accelerating.

Economic Review

The U.S. economy began the reporting period on an upswing, with gross domestic product (GDP)—the sum of all goods and services produced—expanding at an average annual rate of 4.0% during the final two quarters of 2013, according to the Bureau of Economic Analysis (BEA). That marked the first time the economy grew that fast over two quarters since the last half of 2003. It also was double the average rate of growth during the prior 17 quarters, dating back to the start of the recovery in the third quarter of 2009.

Momentum stalled briefly in the first quarter of 2014 when severe cold weather crippled commerce across much of the country, causing GDP to contract at a 2.1% annual rate. But activity surged again during the second and third quarters amid renewed strength in the housing sector, increased government and consumer spending, rising exports and a buildup of inventories by businesses. GDP grew at an average annual rate of 4.1% for the two-quarter period.

The improving economic climate translated into improvements in the job market, where more than 2.1 million nonfarm jobs were created in the last nine months of the reporting period—the biggest nine-month gain in at least a decade. By May, this increase had pushed the number of nonfarm jobs in the U.S. above prerecession levels. The unemployment rate fell sharply during the fiscal year as well, to 5.8% from 7.2% a year earlier.

Conditions in Europe and China, which are important to the U.S. economy, were mixed. In the Euro Area, the economy grew only about 0.2%. China’s economy grew about 7.5%, which looks impressive relative to what most other major countries are doing, but its economic output has been trending lower since early 2010.

Market Review

Continued economic growth along with low interest rates, rising consumer confidence and improving corporate profits translated into strong performances by both the stock and bond markets.

The Standard & Poor’s 500 Index of large-company stocks posted a total return of 17.3%, its third consecutive year of double-digit gains. The index hit a series of record highs over the course of the fiscal year, closing above 2,000 for the first time in August. Small-company stocks posted smaller but still healthy gains—the Russell 2000® Index earned 8.1%—after Federal Reserve Chair Janet Yellen cautioned in July that valuations in that sector appeared stretched.

The lackluster economic climate outside the U.S. led to lackluster returns in international stock markets. The MSCI EAFE Index, which tracks developed markets in Europe, Australasia and the Far East, lost 0.6%. Roiled by Russia’s incursion into Ukraine and concerns about slower growth in China, emerging markets fared only slightly better, with the MSCI Emerging Markets Index earning 1.0%.

Trading in bond markets was dominated by speculation about U.S. monetary policy and its likely impact on interest rates. During the first 10 months of 2014, the Federal Reserve wound down its quantitative easing program in which it had been buying $85 billion of bonds each month to help keep long-term interest rates low. Many analysts assumed that move, paired with an improving economic picture, would depress bond prices and drive interest rates higher. But the economy’s first-quarter stumble, coupled with the Fed’s pledge to keep short-term rates low well past the end of its bond-buying program, allowed interest rates to fall instead. By the close of the reporting period, the yield on the 10-year Treasury bond had tumbled to 2.4%, down from just over 3.0% at the end of 2013. That helped propel the broad Barclays U.S. Aggregate Bond Index to a total return of 4.14% for the reporting period. Municipal bonds did even better amid a tight supply of new issues, with the Barclays Municipal Bond Index posting a total return of 7.8%.

Our Outlook

The outlook for the U.S. economy and its financial markets remains generally favorable. The Conference Board’s Leading Economic Index for the U.S. rose 0.8% in September, and strength among its component sectors was widespread. Meanwhile, the Conference Board Consumer Confidence Index jumped to 94.5 in October, its highest level in seven years. That is favorable for future growth, since personal consumption is by far the largest driver of GDP.

Near-term, we anticipate that the U.S. economy will grow in the 2% to 3% range. We expect similar results in the U.K., but growth of only about 1.0% for the Euro Area. We have tempered our expectations for China, but still anticipate that its economy will be able to grow at about a 6% rate.

The creation of nearly 10 million new jobs since the beginning of 2010 has not translated thus far into meaningfully higher wages, but that could change. Weekly initial unemployment claims have been running at levels comparable on average to the lows of the last cycle in 2006, and the average workweek has held steady at about 34.5 hours for three years. If the economy continues to improve, these trends suggest that employers may be inclined to hire more workers rather than assign additional hours to existing workers. That ultimately could lead to higher wages, increased consumer confidence, increased consumer spending and increased economic activity—all of which are usually positive for the stock market.

Against this backdrop, several issues bear monitoring:

Corporate profits and stock valuations: Stocks in the S&P 500 were trading on average at about 19 times their per-share earnings at the end of the fiscal year. That is not extraordinary, but it is near the high end of their normal range. To justify still higher stock prices, corporate profits will have to continue growing. They have been trending upward during the recovery, but much of the improvement has been attributable to cost-cutting, a lever with finite limits. At some point, companies will need to find ways to grow revenues at a more robust clip. The recent slump in energy and commodities prices could serve as a tailwind for consumer-driven companies but act as a headwind for energy and materials companies.

U.S. economic growth: U.S. GDP was estimated to have grown at a 3.5% annual rate in the third quarter of 2014, according to the BEA’s initial or “advance” estimate, following a gain of 4.6% in the second quarter. However, two key sectors of the economy were notably weaker than the latest headline number: personal consumption, which grew just 1.8%, and domestic investment, up only 1%. Those figures will need to improve in the year ahead if the economy is going to maintain the momentum it seemed to be establishing in fiscal 2014.

International economic conditions: The U.S. economy has thus far been relatively immune to the slowing growth trends in Europe and China, but should those regions worsen significantly it is unlikely that the U.S. could escape unscathed. Meanwhile, any loosening of monetary policy in Europe, combined with relatively low interest rates there, would likely keep upward pressure on an already strong dollar. That could further diminish the value of profits U.S. companies earn overseas when those profits are translated back to dollars.

Monetary policy and inflation: Financial markets have been bolstered in recent years by the Federal Reserve’s extraordinarily expansive monetary policy, which has swollen the Fed’s balance sheet to about four times the size it would be under normal circumstances. As the economy continues to improve, the Fed eventually will look to unwind its position. Because its stimulus programs have been so much larger than anything tried before, we cannot know with certainty how this will play out. One danger is that if loan demand rises and banks act to meet it, the excess reserves now on the Fed’s balance sheet could flow too quickly back into the banking system and ignite inflation, which has been modest throughout the recovery.

Our near-term expectation is that the U.S. will continue to grow at a relatively moderate pace, that inflation will remain at reasonable levels and that corporate profits will continue to grow, but at a more modest pace. While this should provide a good foundation for U.S. financial markets, it would be unusual to see a fourth consecutive year of double-digit gains for the S&P 500, a feat the index has managed on a calendar-year basis only four other times since 1926, including two overlapping periods between 1995 and 1999.

In the U.S., we continue to prefer the risk/reward outlook for stocks, particularly large-company stocks, over bonds. The prospect for stock gains overseas is less clear, but for long-term risk-tolerant portfolios we see attractive opportunities in Europe.

If you are uncertain about how your portfolio is positioned to weather the months ahead, we encourage you to meet with your Thrivent Financial representative. He or she can help you keep your portfolio aligned with your financial goals and tolerance for risk.

As always, thank you for the trust you have placed in our entire team of professionals at Thrivent Asset Management.

Sincerely,

Russell W. Swansen

President

Thrivent Mutual Funds

THRIVENT AGGRESSIVE ALLOCATION FUND

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

The Fund invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Fund is subject to its own operating expenses and the operating expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of equity index futures involves transaction costs and the loss from investing in them can exceed the initial investment.

How did the Fund perform during the 12-month period ended October 31, 2014?

Thrivent Aggressive Allocation Fund earned a return of 9.34%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds category, of 8.80%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, earned returns of 17.27% and 4.14%, respectively.

What factors affected the Fund’s performance?

The Fund’s fixed-income and equity allocations are dominant performance factors versus the respective public indexes in any given period. Over this past year, the Fund’s allocations to fixed income averaged approximately 8% while equity allocations, both domestic and non-U.S., averaged 92%. Allocations within sectors and market segments in the U.S. equity portion of the Fund had a positive impact on returns, as did our positioning of fixed-income assets. However, exposure to markets outside the U.S. limited the Fund’s returns as non-U.S. equity markets generally did not keep pace with strong U.S. returns on a dollar basis. In fixed income, our tactical positioning for a below-benchmark duration offset some of the gains in other positions as interest rates in the U.S. generally declined over the period.

In the U.S. equity portfolio, our tactical decision to overweight large-capitalization stocks and underweight mid and small caps favorably impacted returns. In the second half of the period, investors’ attitudes toward risk shifted dramatically and small-cap stocks in particular began to meaningfully underperform large-cap indexes. Our small-cap stock allocation performed well versus its benchmark, but that benchmark lagged large-cap indexes by a meaningful margin.

Large-cap growth outperformed other major domestic benchmarks for the period, and our allocation performed well within its peer group of large-cap growth managers. In large-cap value, however, we did not keep pace and thus offset those results. In mid and small cap, results were mixed, with mid-cap stock, small-cap stock and mid-cap value performing well, but mid-cap growth, small-cap growth and small-cap value trailing their respective benchmarks.

Our international exposure limited returns as non-U.S. developed markets did not advance as strongly as U.S. large-cap indexes. This distinction was exacerbated in places like Europe by the weakness of the euro versus the dollar. Japanese equities did advance in line with large-cap U.S. stocks, but that advance was offset by a sharp decline in the yen relative to the dollar. We also had allocations within our international segment to emerging market debt and equities that did not keep pace.

In fixed income, we had a tactical allocation to shorter durations, which limited our advance as interest rates generally declined over the period. We were overweighted in credit relative to the fixed-income benchmark and that aided results against all but the longest-maturity Treasury bonds. We also had positioned the fixed-income segment to benefit from a flattening of the yield curve, which happens when shorter-term interest rates rise while longer-term rates decline. Yield curve flattening did, in fact, take place over the period, so our positioning aided results. We also continued to benefit from our unique positioning in select mortgage-backed securities since they outperformed.

What is your outlook?

We believe the most likely outcome for the next fiscal year is continued growth that will be below trend versus history. Interest rates, particularly for developed market sovereign debt, are being artificially depressed by the actions of central banks in order to stimulate faster growth and avoid deflation. Should that strategy prove successful, then interest rates must inevitably rise. While it does not necessarily derail an advance in stock prices, it will likely cause the contour of that advance to be more in line with earnings growth and less with the expansion of valuation metrics.

While fiscal and monetary policies across the globe were in alignment during most of the recovery from the financial crisis, going forward, we expect more regional variations as different economies will require more customized approaches. Energy prices have declined significantly, which is generally positive for global growth because the beneficiaries of lower energy prices far outnumber those that are negatively impacted. That being said, many of the countries that would be negatively affected are also characterized by less stable regimes, increasing the risk of geopolitical consequences. While risk assets are still favored, an overly aggressive posture is not warranted.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Large Cap	51.9%
International	19.2%
Small Cap	12.9%
Short-Term Investments	9.0%
Mid Cap	3.9%
Natural Resources	1.7%
Investment Grade Debt	0.9%
High Yield	0.5%

Total	100.0%
Top 10 Holdings
(% of Net Assets)
Thrivent Partner Worldwide Allocation Fund	13.3%
Thrivent Large Cap Growth Fund	7.3%
Thrivent Large Cap Value Fund	6.1%
Thrivent Mid Cap Stock Fund	5.9%
Thrivent Mid Cap Growth Fund	4.9%
Thrivent Partner Mid Cap Value Fund	3.5%
Thrivent Large Cap Stock Fund	3.4%
Thrivent Small Cap Stock Fund	2.9%
Thrivent Partner Small Cap Value Fund	1.9%
Thrivent Natural Resources Fund	1.8%
These securities represent 51.0% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Average Annual Total Returns[1]
As of October 31, 2014
Class A2	1-Year	5 Years	From Inception 6/30/2005

without sales charge	9.34%	12.67%	6.82%
with sales charge	3.35%	11.40%	6.18%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005

Net Asset Value	9.73%	13.09%	7.22%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MODERATELY AGGRESSIVE ALLOCATION FUND

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

The Fund invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Fund is subject to its own operating expenses and the operating expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of equity index futures involves transaction costs and the loss from investing in them can exceed the initial investment.

How did the Fund perform during the 12-month period ended October 31, 2014?

Thrivent Moderately Aggressive Allocation Fund earned a return of 8.29%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds category, of 8.65%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, earned returns of 17.27% and 4.14%, respectively.

What factors affected the Fund’s performance?

The Fund’s fixed-income and equity allocations are dominant performance factors versus the respective public indexes in any given period. Over this past year, the Fund’s allocations to fixed income averaged approximately 24% while equity allocations, both domestic and non-U.S., averaged 76%. Allocations within sectors and market segments in the U.S. equity portion of the Fund had a positive impact on returns, as did our positioning of fixed-income assets. However, exposure to markets outside the U.S. limited the Fund’s returns since non-U.S. equity markets generally did not keep pace with strong U.S. returns on a dollar basis. In fixed income, our tactical positioning for a below-benchmark duration offset some of the gains in other positions as interest rates in the U.S. generally declined over the period.

In the U.S. equity portfolio, our tactical decision to overweight large-capitalization stocks and underweight mid and small caps favorably impacted returns. In the second half of the period, investors’ attitudes toward risk shifted dramatically and small-cap stocks in particular began to meaningfully underperform large-cap indexes. Our small-cap stock allocation performed well versus its benchmark, but that benchmark lagged large-cap indexes by a meaningful margin.

Large-cap growth outperformed other major domestic benchmarks for the period, and our allocation performed well within its peer group of large-cap growth managers. In large-cap value, however, we did not keep pace and thus offset those results. In mid and small cap, results were mixed, with mid-cap stock, small-cap stock and mid-cap value performing well, but mid-cap growth, small-cap growth and small-cap value trailing their respective benchmarks.

Our international exposure limited returns as non-U.S. developed markets did not advance as strongly as U.S. large-cap indexes. This distinction was exacerbated in places like Europe by the weakness of the euro versus the dollar. Japanese equities did advance in line with large-cap U.S. stocks, but that advance was offset by a sharp decline in the yen relative to the dollar. We also had allocations within our international segment to emerging market debt and equities that did not keep pace.

In fixed income, we had a tactical allocation to shorter durations, which limited our advance as interest rates generally declined over the period. We were overweighted in credit relative to the fixed-income benchmark and that aided results against all but the longest-maturity Treasury bonds. We also had positioned the fixed-income segment to benefit from a flattening of the yield curve, which happens when shorter-term interest rates rise while longer-term bond rates decline. Yield curve flattening did, in fact, take place over the period, so our positioning aided results. We also continued to benefit from our unique positioning in select mortgage-backed securities since they outperformed.

What is your outlook?

We believe the most likely outcome for the next fiscal year is continued growth that will be below trend versus history. Interest rates, particularly for developed market sovereign debt, are being artificially depressed by the actions of central banks in order to stimulate faster growth and avoid deflation. Should that strategy prove successful, then interest rates must inevitably rise. While it does not necessarily derail an advance in stock prices, it will likely cause the contour of that advance to be more in line with earnings growth and less with the expansion of valuation metrics.

While fiscal and monetary policies across the globe were in alignment during most of the recovery from the financial crisis, going forward we expect more regional variations as different economies will require more customized approaches. Energy prices have declined significantly, which is generally positive for global growth because the beneficiaries of lower energy prices far outnumber those that are negatively impacted. That being said, many of the countries that would be negatively affected are also characterized by less stable regimes, increasing the risk of geopolitical consequences. While risk assets are still favored, an overly aggressive posture is not warranted.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Large Cap	42.9%
International	15.3%
Investment Grade Debt	9.5%
Short-Term Investments	8.7%
Small Cap	8.6%
Mid Cap	5.8%
Floating Rate Debt	3.9%
High Yield	3.8%
Natural Resources	1.5%

Total	100.0%

Top 10 Holdings
(% of Net Assets)
Thrivent Partner Worldwide Allocation Fund	11.0%
Thrivent Large Cap Value Fund	8.6%
Thrivent Large Cap Growth Fund	6.9%
Thrivent Mid Cap Stock Fund	5.5%
Thrivent Large Cap Stock Fund	5.2%
Thrivent Income Fund	3.9%
Thrivent Partner Mid Cap Value Fund	3.1%
Thrivent High Yield Fund	3.1%
Thrivent Mid Cap Growth Fund	2.8%
Thrivent Partner Small Cap Value Fund	1.9%
These securities represent 52.0% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Average Annual Total Returns[1]
As of October 31, 2014
Class A2	1-Year	5 Years	From Inception 6/30/2005

without sales charge	8.29%	11.32%	6.52%
with sales charge	2.31%	10.06%	5.88%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005

Net Asset Value	8.73%	11.72%	6.90%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MODERATE ALLOCATION FUND

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal.

The Fund invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Fund is subject to its own operating expenses and the operating expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of equity index futures involves transaction costs and the loss from investing in them can exceed the initial investment.

How did the Fund perform during the 12-month period ended October 31, 2014?

Thrivent Moderate Allocation Fund earned a return of 7.22%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds category, of 7.05%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, earned returns of 17.27% and 4.14%, respectively.

What factors affected the Fund’s performance?

The Fund’s fixed-income and equity allocations are dominant performance factors versus the respective public indexes in any given period. Over this past year, the Fund’s allocations to fixed income averaged approximately 43% while equity allocations, both domestic and non-U.S., averaged 57%. Allocations within sectors and market segments in the U.S. equity portion of the Fund had a positive impact on returns, as did our positioning of fixed-income assets. However, exposure to markets outside the U.S. limited the Fund’s returns as non-U.S. equity markets generally did not keep pace with strong U.S. returns on a dollar basis. In fixed income, our tactical positioning for a below-benchmark duration offset some of the gains in other positions as interest rates in the U.S. generally declined over the period.

In the U.S. equity portfolio, our tactical decision to overweight large-capitalization stocks and underweight mid and small caps favorably impacted returns. In the second half of the period, investors’ attitudes toward risk shifted dramatically and small-cap stocks in particular began to meaningfully underperform large-cap indexes. Our small-cap stock allocation performed well versus its benchmark, but that benchmark lagged large-cap indexes by a meaningful margin.

Large-cap growth outperformed other major domestic benchmarks for the period, and our allocation performed well within its peer group of large-cap growth managers. In large-cap value, however, we did not keep pace and thus offset those results. In mid and small cap, results were mixed, with mid-cap stock, small-cap stock and mid-cap value performing well, but mid-cap growth, small-cap growth and small-cap value trailing their respective benchmarks.

Our international exposure limited returns as non-U.S. developed markets did not advance as strongly as U.S. large-cap indexes. This distinction was exacerbated in places like Europe by the weakness of the euro versus the dollar. Japanese equities did advance in line with large-cap U.S. stocks, but that advance was offset by a sharp decline in the yen relative to the dollar. We also had allocations within our international segment to emerging market debt and equities that did not keep pace.

In fixed income, we had a tactical allocation to shorter durations, which limited our advance as interest rates generally declined over the period. We were overweighted in credit relative to the fixed-income benchmark and that aided results against all but the longest-maturity Treasury bonds. We also had positioned the fixed-income segment to benefit from a flattening of the yield curve, which happens when shorter-term interest rates rise while longer-term rates decline. Yield curve flattening did, in fact, take place over the period, so our positioning aided results. We also continued to benefit from our unique positioning in select mortgage-backed securities as they outperformed.

What is your outlook?

We believe the most likely outcome for the next fiscal year is continued growth that will be below trend versus history. Interest rates, particularly for developed market sovereign debt, are being artificially depressed by the actions of central banks in order to stimulate faster growth and avoid deflation. Should that strategy prove successful, then interest rates must inevitably rise. While it does not necessarily derail the advance in stock prices, it will likely cause the contour of that advance to be more in line with earnings growth and less with the expansion of valuation metrics.

While fiscal and monetary policies across the globe were in alignment during most of the recovery from the financial crisis, going forward we expect more regional variations as different economies will require more customized approaches. Energy prices have declined significantly, which is generally positive for global growth because the beneficiaries of lower energy prices far outnumber those that are negatively impacted. That being said, many of the countries that would be negatively affected are also characterized by less stable regimes, increasing the risk of geopolitical consequences. While risk assets are still favored, an overly aggressive posture is not warranted.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Large Cap	32.8%
Investment Grade Debt	26.3%
International	12.7%
Short-Term Investments	7.7%
Small Cap	7.0%
Floating Rate Debt	6.7%
High Yield	3.7%
Mid Cap	1.7%
Natural Resources	1.4%

Total	100.0%

Top 10 Holdings
(% of Net Assets)
Thrivent Income Fund	9.7%
Thrivent Partner Worldwide Allocation Fund	8.8%
Thrivent Large Cap Value Fund	7.7%
Thrivent Limited Maturity Bond Fund	6.3%
Thrivent Large Cap Growth Fund	5.7%
Thrivent Mid Cap Stock Fund	3.8%
Thrivent High Yield Fund	2.8%
Thrivent Partner Mid Cap Value Fund	2.2%
Thrivent Large Cap Stock Fund	2.2%
Thrivent Partner Small Cap Value Fund	1.9%
These securities represent 51.1% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Average Annual Total Returns[1]
As of October 31, 2014
Class A2	1-Year	5 Years	From Inception 6/30/2005

without sales charge	7.22%	9.75%	6.17%
with sales charge	1.32%	8.51%	5.53%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005

Net Asset Value	7.56%	10.12%	6.52%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MODERATELY CONSERVATIVE ALLOCATION FUND

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal.

The Fund invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Fund is subject to its own operating expenses and the operating expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of equity index futures involves transaction costs and the loss from investing in them can exceed the initial investment.

How did the Fund perform during the 12-month period ended October 31, 2014?

Thrivent Moderately Conservative Allocation Fund earned a return of 5.86%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative Funds category, of 5.45%. The Fund’s market benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, earned returns of 17.27% and 4.14%, respectively.

What factors affected the Fund’s performance?

The Fund’s fixed-income and equity allocations are dominant performance factors versus the respective public indexes in any given period. Over this past year, the Fund’s allocations to fixed income averaged approximately 64% while equity allocations, both domestic and non-U.S., averaged 36%. Allocations within sectors and market segments in the U.S. equity portion of the Fund had a positive impact on returns, as did our positioning of fixed-income assets. However, exposure to markets outside the U.S. limited the Fund’s returns as non-U.S. equity markets generally did not keep pace with strong U.S. returns on a dollar basis. In fixed income, our tactical positioning for a below-benchmark duration offset some of the gains in other positions as interest rates in the U.S. generally declined over the period.

In fixed income, we had a tactical allocation to shorter durations, which limited our advance as interest rates generally declined over the period. We were overweighted in credit relative to the benchmark and that aided results against all but the longest-maturity Treasury bonds. We also had positioned the fixed-income segment to benefit from a flattening of the yield curve, which happens when shorter-term interest rates rise while longer-term rates decline. Yield curve flattening did, in fact, take place over the period, so our positioning aided results. We also continued to benefit from our unique positioning in select mortgage-backed securities as they outperformed.

In the U.S. equity portfolio, our tactical decision to overweight large-capitalization stocks and underweight mid and small caps favorably impacted returns. In the second half of the period, investors’ attitudes toward risk shifted dramatically and small-cap stocks in particular began to meaningfully underperform large-cap indexes. Our small-cap stock allocation performed well versus its benchmark, but that benchmark lagged large-cap indexes by a meaningful margin.

Large-cap growth outperformed other major domestic benchmarks for the period and our allocation performed well within its peer group of large-cap growth managers. In large-cap value, however, we did not keep pace and thus offset those results. In mid and small cap, results were mixed, with mid-cap stock, small-cap stock and mid-cap value performing well, but mid-cap growth, small-cap growth and small-cap value trailing their respective benchmarks.

Our international exposure limited returns as non-U.S. developed markets did not advance as strongly as U.S. large-cap indexes. This distinction was exacerbated in places like Europe by the weakness of the euro versus the dollar. Japanese equities did advance in line with large-cap U.S. stocks, but that advance was offset by a sharp decline in the yen relative to the dollar. We also had allocations within our international segment to emerging market debt and equities that did not keep pace.

What is your outlook?

We believe the most likely outcome for the next fiscal year is continued growth that will be below trend versus history. Interest rates, particularly for developed market sovereign debt, are being artificially depressed by the actions of central banks in order to stimulate faster growth and avoid deflation. Should that strategy prove successful, then interest rates must inevitably rise. While it does not necessarily derail an advance in stock prices, it will likely cause the contour of that advance to be more in line with earnings growth and less with the expansion of valuation metrics.

While fiscal and monetary policies across the globe were in alignment during most of the recovery from the financial crisis, going forward we expect more regional variations as different economies will require more customized approaches. Energy prices have declined significantly, which is generally positive for global growth because the beneficiaries of lower energy prices far outnumber those that are negatively impacted. That being said, many of the countries that would be negatively affected are also characterized by less stable regimes, increasing the risk of geopolitical consequences. While risk assets are still favored, an overly aggressive posture is not warranted.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Investment Grade Debt	36.3%
Large Cap	21.6%
Short-Term Investments	11.6%
Floating Rate Debt	10.5%
International	9.3%
High Yield	5.5%
Small Cap	3.6%
Natural Resources	1.4%
Mid Cap	0.2%

Total	100.0%

Top 10 Holdings
(% of Net Assets)
Thrivent Limited Maturity Bond Fund	10.4%
Thrivent Income Fund	8.2%
Thrivent Partner Worldwide Allocation Fund	6.1%
Thrivent Large Cap Value Fund	6.0%
Thrivent High Yield Fund	3.2%
Thrivent Partner Mid Cap Value Fund	2.8%
Thrivent Large Cap Growth Fund	2.7%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.5%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.5%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.5%

These securities represent 46.9% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Average Annual Total Returns[1]
As of October 31, 2014
Class A2	1-Year	5 Years	From Inception 6/30/2005

without sales charge	5.86%	7.59%	5.41%
with sales charge	0.02%	6.38%	4.78%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005

Net Asset Value	6.20%	7.90%	5.72%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trade-mark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT BALANCED INCOME PLUS FUND

Darren M. Bagwell, CFA, Michael G. Landreville, CFA and CPA (inactive), and Stephen D. Lowe, CFA, Portfolio Co-Managers

The Fund seeks long-term total return through a balance between income and the potential for long-term capital growth.

The Fund invests in equity securities and debt securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, preferred securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets.

How did the Fund perform during the 12-month period ended October 31, 2014?

Thrivent Balanced Income Plus Fund earned a return of 7.60%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate Funds category, of 7.05%. The Fund’s market benchmarks, the S&P Composite® 1500 Index, the Barclays U.S. High Yield Loan Index and the Barclays U.S. Mortgage-Backed Securities Index, earned returns of 16.51%, 3.33% and 4.08%, respectively.

What factors affected the Fund’s performance?

In December of 2013, the Federal Reserve announced plans to gradually taper its quantitative easing program (QE3) by $10 billion per month starting in January 2014. With the U.S. economy averaging mid-2% GDP growth and the job market showing steady improvement, bond markets began pricing in a Fed interest rate tightening cycle commencing in 2015. Not surprisingly, shorter-term rates increased, with five-year Treasuries rising 0.28%. However, the market did not anticipate a fairly substantial decline in longer-term rates as 30-year Treasuries fell by 0.59%. The result was a significant flattening of the Treasury yield curve and outperformance for longer-duration fixed-income assets.

As noted last year, our focus in the Fund’s fixed-income portfolio has shifted to enhancing yield by taking more credit risk. At the same time, we are reducing overall interest rate risk by shortening the average duration to under three years. Our fixed-income portfolio outpaced both Barclays indexes primarily due to strong results from its corporate bond exposure, including positions in floating-rate leveraged bank loans, investment-grade corporate bonds and high-yield bonds. The Fund’s securitized holdings, which were primarily comprised of nonagency collateralized mortgage obligations (CMOs), also proved beneficial as these lower-quality, higher-yielding securities outperformed the broader market. The only detractors in the fixed-income portfolio over this period were a lack of exposure to longer-duration, lower-yielding U.S. Treasuries and an underweighting in emerging market debt versus our peers.

The fiscal year was generally strong for U.S. equities. Bolstered by continued loose monetary policies by the Fed, stock market gains were driven primarily by improving earnings as U.S. companies were able to significantly boost profitability in the face of moderate top-line growth. We continued to focus on driving equity returns through individual security selection, while generally remaining sector neutral versus the S&P Composite 1500 Index. The Fund’s equity portfolio slightly underperformed the benchmark, primarily because of security selection in the information technology and consumer sectors. In technology, security software firm Symantec, cloud-based software networking solutions provider E2open, and programmable chip manufacturer Xilinx all disappointed relative to expectations. Some consumer holdings also struggled as their growth rates slowed and Internet competition increased, including discount retailer Walmart and health-related product provider GNC Holdings. Conversely, stock selection was stronger in the health care sector with holdings such as biopharmaceutical firm Gilead Sciences, medical device and supply company Covidien, and life sciences diagnostics firm Illumina delivering meaningful outperformance.

What is your outlook?

We expect U.S. economic growth to remain positive but muted in the 2% to 3% range and inflation to be well contained. U.S. interest rates are likely to remain range bound as the yield curve continues to flatten. We believe the Fed may begin to raise its benchmark federal funds rate in mid-to-late 2015, but at a very gradual pace.

On the heels of strong performance, we plan to shift the fixed-income portfolio to a slightly more conservative posture. We are reducing exposure to leveraged bank loans as they tend to be somewhat less liquid than corporate bonds or mortgage-backed securities. We will redeploy those assets into investment-grade, high-yield and mortgage-backed securities with an eye toward slightly higher credit quality in the corporate segments. We plan to maintain the fixed-income portfolio’s shorter duration (interest-rate sensitivity) going forward to mitigate the effects of interest-rate volatility. We may add exposure to emerging markets, while avoiding troubled areas such as Argentina and Russia.

We expect the dollar to remain strong, which would be bullish for domestic equities, especially small caps. We do not believe stocks are expensive and there remains room for positive returns in 2015 that are driven by earnings growth. That being said, we believe strong stock selection will become increasingly important at this extended stage of the current bull market cycle. We will likely continue to emphasize more cyclically oriented equities over defensives.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	44.5%
Long-Term Fixed Income	24.9%
Bank Loans	17.5%
Short-Term Investments	11.4%
Preferred Stock	1.7%
Discount Debt Instrument	< 0.1%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	18.3%
Consumer Discretionary	11.6%
Information Technology	9.2%
Telecommunications Services	7.9%
Consumer Staples	7.8%
Energy	6.9%
Materials	5.8%
Health Care	5.7%
Mortgage-Backed Securities	5.0%
Industrials	4.9%

Top 10 Holdings
(% of Net Assets)
Apple, Inc.	2.2%
Johnson & Johnson	1.6%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.5%
Total SA ADR	1.5%
Pfizer, Inc.	1.5%
Comcast Corporation	1.4%
PepsiCo, Inc.	1.3%
Blackstone Group, LP	1.3%
Union Pacific Corporation	1.3%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.2%

These securities represent 14.8% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2014
Class A2	1-Year	5 Years	10 Years

without sales charge	7.60%	11.21%	6.49%
with sales charge	1.66%	9.97%	5.89%

Institutional Class[3]	1-Year	5 Years	10 Years

Net Asset Value	7.95%	11.70%	6.99%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the benchmark indices do not reflect any such charges. If you were to purchase any of the above individual securities represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.

***

The S&P Composite® 1500 Index measures the performance of 1,500 publicly traded stocks. “S&P 1500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
^

The Barclays U.S. High Yield Loan Index is a benchmark index that incepted in January 2006. This index is not shown in the chart because it does not have 10 years of history and thus an accurate comparison of a $10,000 investment over 10 years cannot be shown.

THRIVENT OPPORTUNITY INCOME PLUS FUND

Michael G. Landreville, CFA and CPA (inactive), Gregory R. Anderson, CFA, and Conrad E. Smith, CFA, Portfolio Co-Managers

The Fund seeks a high level of current income consistent with capital preservation.

The Fund primarily invests in a broad range of debt securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment.

How did the Fund perform during the 12-month period ended October 31, 2014?

Thrivent Opportunity Income Plus Fund earned a return of 4.13%, compared with the median return of its peer group, the Lipper Multi-Sector Income Funds category, of 4.35%. The Fund’s market benchmarks, the Barclays U.S. High Yield Loan Index, the Barclays U.S. High Yield Ba/B 2% Issuer Cap Index and the Barclays U.S. Mortgage-Backed Securities Index, earned returns of 3.33%, 6.19% and 4.08%, respectively.

What factors affected the Fund’s performance?

In December of 2013, the Federal Reserve (Fed) officially announced plans to begin gradually tapering its quantitative easing program (QE3) by $10 billion per month starting in January 2014. With the U.S. economy averaging mid-2% GDP growth and the job market showing steady improvement, bond markets began pricing in the Fed interest-rate tightening cycle commencing in 2015. Not surprisingly, shorter-term rates increased, for example, as five-year Treasuries rose by 0.28%. However, the market did not anticipate a fairly substantial decline in longer-term rates as 30-year Treasuries fell by 0.59%. The result was a significant flattening of the Treasury yield curve and outperformance for longer-duration fixed-income assets.

As noted last year, the Fund’s focus has shifted to enhancing yield by taking more credit risk. At the same time, we are reducing overall interest-rate risk by shortening the average duration to less than three years. The Fund is now comprised of primarily corporate bonds, with approximately 40% in floating-rate leveraged bank loans, 15% in investment-grade corporate bonds and 15% in high-yield corporate bonds. Approximately 20% of the Fund is invested in securitized assets with the remaining 10% divided between emerging market (EM) debt and alternative securities, such as preferred stock and exchange-traded funds (ETFs).

The Fund modestly underperformed the median return of its Lipper peers due to a lack of exposure to longer-duration U.S. Treasuries, an underweighting in EM debt and an overweighting in leveraged loans. Over the fiscal year period, 30-year Treasuries advanced 15.44% as long-term rates declined. EM bonds made a comeback after the segment’s significant sell off in 2013, gaining 8.24% over the fiscal year, as measured by the Barclays Emerging Markets Index. Also, our large weighting in leveraged loans kept the Fund from fully participating in the interest rate rally of longer-duration securities. While leveraged loans offer attractive coupon income, they have floating interest rates that adjust based on the three-month LIBOR (London Interbank Offered Rate), making their prices less sensitive to rate changes. Underperformance versus the Barclays U.S. High Yield Ba/B 2% Issuer Cap Index was due to the Fund’s shorter overall duration, which averaged around 2.75 years.

The Fund outpaced the Barclays U.S. High Yield Loan Index primarily due to strong results from our investment-grade and high-yield corporate bonds. The investment-grade corporate segment performed well as these securities tend to be more rate sensitive and get a boost when longer-term rates, in particular, go down. The yield spread between investment-grade bonds and Treasuries also narrowed moderately, helping to drive stronger performance for this asset class. High-yield corporates, which typically have shorter maturities, also performed well owing to their higher coupons; however, they modestly trailed investment-grade corporates as spreads remained largely unchanged over the period as a whole. In addition, the Fund’s securitized holdings, which were primarily comprised of nonagency collateralized mortgage obligations (CMOs), proved beneficial as these lower-quality, higher-yielding securities outpaced the broader market.

What is your outlook?

We expect U.S. economic growth to remain positive but muted in the 2% to 3% range and inflation to be well contained. U.S. interest rates are likely to remain range-bound as the yield curve continues to flatten. We believe the Fed may begin to raise its benchmark federal funds rate in mid-to-late 2015, but at a very gradual pace.

On the heels of strong performance, we plan to shift the Fund to a modestly more conservative posture. We are reducing exposure to leveraged bank loans as they tend to be somewhat less liquid than corporate bonds or mortgage-backed securities. We will redeploy those assets into investment-grade, high-yield and mortgage-backed securities with an eye toward slightly higher credit quality in the corporate segments. We plan to maintain the Fund’s shorter duration (interest-rate sensitivity) going forward to mitigate the effects of interest-rate volatility. We may add exposure to emerging markets, while avoiding troubled areas such as Argentina and Russia.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Major Market Sectors
(% of Net Assets)
Communications Services	17.8%
Financials	16.5%
Mortgage-Backed Securities	10.4%
Consumer Cyclical	9.6%
Collateralized Mortgage Obligations	8.1%
Consumer Non-Cyclical	6.8%
Basic Materials	5.4%
Energy	5.0%
Technology	4.0%
Capital Goods	3.7%

Top 10 Holdings
(% of Net Assets)
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.7%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.7%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.7%
iShares J.P. Morgan USD Emerging Markets Bond ETF	1.4%
American Airlines, Inc., Term Loan	1.1%
Federal National Mortgage Association Conventional 15-Yr. Pass Through	0.9%
NEP/NCP Holdco, Inc., Term Loan	0.8%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	0.7%
Fortescue Metals Group, Ltd., Term Loan	0.7%
NewPage Corporation, Term Loan	0.7%

These securities represent 14.4% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Major Market Sectors, Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2014
Class A2	1-Year	5 Years	10 Years

without sales charge	4.13%	5.39%	4.04%
with sales charge	-0.59%	4.42%	3.56%

Institutional Class[3]	1-Year	5 Years	10 Years

Net Asset Value	4.35%	5.71%	4.39%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the benchmark indices do not reflect any such charges, deductions for fees, expenses or taxes. It is not possible to invest directly in the indices shown. If you were to purchase any of the above individual securities represented in those indices, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The Index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.

***

The Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.

****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
^

The Barclays U.S. High Yield Loan Index is a benchmark index that incepted in January 2006. This index is not shown in the chart because it does not have 10 years of history and thus an accurate comparison of a $10,000 investment over 10 years cannot be shown.

THRIVENT PARTNER EMERGING MARKETS EQUITY FUND

Subadvised by DuPont Capital Management Corporation

The Fund seeks long-term capital growth.

The Fund primarily invests in emerging markets equities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate.

How did the Fund perform during the 12-month period ended October 31, 2014?

Thrivent Partner Emerging Markets Equity Fund earned a return of -9.17%, compared with the median return of its peer group, the Lipper Emerging Markets Funds category, of 1.15%. The Fund’s market benchmark, the MSCI Emerging Markets Index, earned a return of 0.98%.

What factors affected the Fund’s performance?

Emerging market equity returns were driven by a combination of economic growth concerns and a continuation of low interest rate policies by global central banks. While economic growth was moderately positive in the U.S., Europe struggled to report consistently positive economic growth, and China showed signs of slowing from its historically high growth rates. However, slower global economic growth expectations were offset by the continuation of low interest rate policies by global central banks, causing share prices for emerging market equities to remain at levels similar to the beginning of the period.

The Fund was overweighted in industries tied to economic growth such as automobile manufacturing, heavy machinery and steel due to the very attractive valuation opportunities we found in these industries. However, this positioning proved detrimental as these industries fell during the period because of economic growth concerns. Conversely, sectors seen as offering growth in the current economic environment, such as health care and technology, outperformed the overall market. The Fund was underweighted in these industries due to the lack of attractive valuation opportunities.

Within the financial sector, the Fund’s positions in strongly capitalized eastern European banks underperformed based on economic growth concerns in developed Europe. We believe these concerns are overstated due to the domestic focus of these institutions coupled with their superior financial strength.

From a country perspective, stock selection in Korea hindered relative performance as the Fund’s Korean holdings were negatively impacted by a combination of slowing economic growth in China and stock-specific events. Also, the Fund’s underweighting in countries that are seen as benefiting from lower interest rates, such as South Africa, negatively affected relative results as they outperformed.

What is your outlook?

We have a positive outlook for emerging market equities as we believe they have attractive valuations, similar profitability levels as developed markets and good long-term growth prospects. We believe valuations within economically sensitive industries such as automobile manufacturing and steel are particularly attractive, especially relative to defensive or growth-oriented sectors such as consumer staples, health care and technology. We believe these economically sensitive positions will benefit as emerging economies continue to grow.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	96.2%
Preferred Stock	2.1%
Short-Term Investments	1.7%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	27.5%
Materials	14.3%
Consumer Discretionary	12.2%
Industrials	11.9%
Energy	10.4%
Information Technology	10.0%
Telecommunications Services	9.1%
Utilities	2.0%
Consumer Staples	1.3%

Top 10 Countries
(% of Net Assets)
South Korea	18.7%
China	12.3%
Brazil	7.9%
Taiwan	7.8%
Hong Kong	6.7%
Malaysia	5.9%
Poland	4.4%
Czech Republic	4.0%
Russia	3.9%
Mexico	3.7%

Investments in securities in these countries represent 75.3% of the total net assets of the Fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Countries are subject to change.

Portfolio Composition excludes collateral held for securities loaned.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2014
Class A2	1-Year	From Inception 8/31/2012

without sales charge	-9.17%	-1.71%
with sales charge	-14.15%	- 4.24%

Institutional Class[3]	1-Year	From Inception 8/31/2012

Net Asset Value	-8.90%	-1.36%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the MSCI Emerging Markets Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The MSCI Emerging Markets Index is a modified capitalization-weighted index of selected emerging economies from around the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT PARTNER SMALL CAP GROWTH FUND

Matthew D. Finn, CFA and David J. Lettenberger, CFA, Portfolio Co-Managers*

The Fund seeks long-term growth of capital.

The Fund primarily invests in securities of small companies. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment advisers.

*	Effective May 27, 2014, Matthew D. Finn and David J. Lettenberger replaced Turner Investments, L.P. as the Portfolio Co-Managers.

How did the Fund perform during the 12-month period ended October 31, 2014?

Thrivent Partner Small Cap Growth Fund earned a return of 3.24%, compared with the median return of its peer group, the Lipper Small Cap Growth Funds category, of 5.84%. The Fund’s market benchmark, the Russell 2000® Growth Index, earned a return of 8.26%.

What factors affected the Fund’s performance?

Poor stock selection was the primary reason for the Fund’s underperformance during the period, particularly in the technology, energy and consumer sectors. Within technology, shares of Applied Micro Circuits, a designer of semiconductors, struggled as the ramp-up of its new X-Gene product was slower than expected. Also, in the software industry, Infoblox, A10 Networks and Cornerstone OnDemand underperformed as revenue and booking trends slowed. Within energy, the Fund was overweighted in high-growth exploration and production companies. Several of these holdings, including Rex Energy and Penn Virginia, declined sharply as oil prices retreated late in the period. In the consumer sector, disappointing results from both Natural Grocers by Vitamin Cottage and Chuy’s Holdings deflated what were once high-expectation, high-multiple stocks.

Not all was negative from a stock selection standpoint as several holdings in the health care sector partially offset the above-mentioned disappointments. Within the health care services space, Team Health, LifePoint Hospitals and Centene all generated strong returns as they benefited from the implementation of the Affordable Care Act. Akorn, a specialty pharmaceutical company, outperformed based on strength in its core business as well as several strategic acquisitions that enhanced its competitive position. Within biotechnology, shares of Puma Biotechnology advanced significantly as the company reported favorable clinical trial results for its drug to be used in the treatment of breast cancer.

What is your outlook?

We believe there is never a shortage of new growth ideas in the small-cap universe, regardless of what is happening from a macroeconomic perspective. Our goal is to identify companies that are not only growing at a rate faster than their peers, but that have the ability to sustain that growth over an extended period of time. With these guideposts, we continue to make progress in repositioning the Fund’s portfolio. We have eliminated many positions that do not fit our sustainable growth mandate, while adding several new securities that exhibit our desired growth and quality characteristics. However, this repositioning process will take some time. Our goal remains to build a diversified portfolio of fewer than 100 companies that offer excellent long-term growth potential.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	97.1%
Short-Term Investments	2.9%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	22.3%
Health Care	21.8%
Consumer Discretionary	15.8%
Industrials	15.5%
Financials	10.3%
Materials	4.4%
Energy	3.7%
Consumer Staples	3.3%

Top 10 Holdings
(% of Net Assets)
iShares Russell 2000 Growth Index Fund	3.3%
Proofpoint, Inc.	2.0%
Guidewire Software, Inc.	1.9%
NuVasive, Inc.	1.8%
Akorn, Inc.	1.7%
DST Systems, Inc.	1.7%
ExamWorks Group, Inc.	1.6%
Multimedia Games Holding Company, Inc.	1.5%
Spirit Airlines, Inc.	1.4%
Teleflex, Inc.	1.4%

These securities represent 18.3% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2014
Class A2	1-Year	5 Years	From Inception 6/30/2005

without sales charge	3.24%	16.87%	7.10%
with sales charge	-2.43%	15.57%	6.45%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005

Net Asset Value	3.51%	17.34%	7.49%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Russell 2000® Growth Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Growth Index is an index comprised of companies with a greater-than-average growth orientation. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT PARTNER SMALL CAP VALUE FUND

Subadvised by T. Rowe Price Associates, Inc.

The Fund seeks long-term capital appreciation.

The Fund primarily invests in securities of small companies. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment advisers. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Fund perform during the 12-month period ended October 31, 2014?

Thrivent Partner Small Cap Value Fund earned a return of 5.65%, compared with the median return of its peer group, the Lipper Small Cap Value Funds category, of 7.57%. The Fund’s market benchmark, the Russell 2000® Value Index, earned a return of 7.89%.

What factors affected the Fund’s performance?

At the overall sector level, sector allocation was the primary driver of the Fund’s relative underperformance versus its Lipper median and benchmark for the year. Several of our holdings in consumer discretionary significantly underperformed the broader sector — most notably, Quiksilver. Shares of this surfing and skateboarding apparel maker plunged to near a five-year low in September after reporting an unexpected fiscal third-quarter loss and missing sales expectations by a wide margin. These results were preceded by weaker-than-expected sales and earnings figures for the first and second quarters. With a recent change to the leadership team and additional licensing agreements announced in July, we believe that Quiksilver is positioned for a successful turnaround in the next 12 to 18 months.

Our underweighted position in financials coupled with stock selection further weighed on the Fund’s relative results. Our position in Employers Holdings generated negative returns for the year. Shares of the company dropped in the first quarter of 2014 after it reported a fourth-quarter operating loss in 2013, well below expectations. While the stock price has yet to recover, results have gradually improved in 2014 and have been broadly in line with expectations. Employers Holdings has beat estimates in the past two quarters and is expected to continue this streak in the near term.

Stock selection in the industrials sector was a notable positive contributor for the period. Shares of Greenbrier Companies advanced strongly for the year, driven by strong railcar demand amid the U.S. energy boom and an improving economy. Our position in Alaska Air Group also boosted results. This rapidly growing airline expanded routes from the Pacific Northwest to various U.S. cities and to Mexico and ordered 10 new Boeing jets to accommodate increased traffic.

What is your outlook?

We were not surprised to see the underperformance of small caps in recent months as their valuations had grown extended relative to large caps. It may take some further underperformance by small-cap stocks for the relative valuations of the two asset classes to resume their typical patterns.

Somewhat more surprising has been the continued trailing performance of value stocks, which typically fare better than their growth-oriented counterparts in a down market. However, we believe some perseverance may be warranted in this regard as well. While value stocks have lagged growth shares for several years now, they are still somewhat expensive on a relative basis.

Despite this generally challenging environment for our asset class, we continue to find many attractive opportunities among companies poised to benefit from better business conditions. We continue to invest across a range of industries in order to maintain a highly diversified portfolio while maintaining a patient and long-term approach, which remains the hallmark of our strategy.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	96.9%
Short-Term Investments	2.9%
Preferred Stock	0.2%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Industrials	26.6%
Financials	26.6%
Consumer Discretionary	12.5%
Information Technology	10.5%
Materials	7.4%
Utilities	5.1%
Health Care	4.1%
Energy	3.1%
Consumer Staples	1.0%
Telecommunications Services	0.1%

Top 10 Holdings
(% of Net Assets)
Alaska Air Group, Inc.	2.4%
ProAssurance Corporation	1.7%
West Pharmaceutical Services, Inc.	1.7%
East West Bancorp, Inc.	1.7%
Cleco Corporation	1.5%
Aaron’s, Inc.	1.4%
CoBiz Financial, Inc.	1.3%
Landstar System, Inc.	1.3%
A.O. Smith Corporation	1.3%
Synnex Corporation	1.2%

These securities represent 15.5% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2014
Class A2	1-Year	5 Years	10 Years

without sales charge	5.65%	15.43%	9.16%
with sales charge	-0.16%	14.12%	8.55%

Institutional Class[3]	1-Year	5 Years	10 Years

Net Asset Value	6.12%	16.01%	9.81%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000® Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Value Index measures the performance of small cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT SMALL CAP STOCK FUND

Matthew D. Finn, CFA, Portfolio Manager

The Fund seeks long-term capital growth.

The Fund primarily invests in securities of small companies. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Fund perform during the 12-month period ended October 31, 2014?

Thrivent Small Cap Stock Fund earned a return of 9.48%, compared with the median return of its peer group, the Lipper Small Cap Core Funds category, of 8.18%. The Fund’s market benchmark, the Russell 2000® Index, earned a return of 8.06%.

What factors affected the Fund’s performance?

Stock selection drove the Fund’s outperformance during the period, particularly in the industrials, health care, consumer staples and financials sectors. Positions in trucking company Landstar System and mechanical and electrical construction firm EMCOR Group added the most in the industrials sector. In health care, NuVasive, a developer of medical products for spine surgery, and ExamWorks Group, a provider of independent medical exams, appreciated significantly. In consumer staples, shares of WhiteWave Foods, the maker of organic milk and produce, creamers and plant-based beverages, advanced strongly. In the financials sector, two banks helped the Fund’s performance: Hanmi Financial and SVB Financial. While all of these holdings remained in the Fund’s portfolio as of the fiscal year end, we reduced the position sizes of WhiteWave Foods and SVB Financial.

Stock selection detracted in the energy sector, with particular weakness in our holdings of Oasis Petroleum, Rex Energy and Rosetta Resources.

What is your outlook?

At the end of last year, we were in the process of repositioning the Fund in an effort to improve its performance through our stock selection process. The Fund’s poor relative results in the previous fiscal year were caused by unfavorable sector weighting decisions and stock selection. Over the course of this fiscal year, we have increased the diversification of the Fund and raised the quality of the companies we own. We sold 35 of the original 50 stocks and added new positions to increase the total number of holdings in the Fund to more than 70. By investing in companies that have strong competitive advantages and a long runway for growth and operational improvement at attractive prices, we believe the Fund can outperform its peer group and benchmark over time.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	97.0%
Short-Term Investments	3.0%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Industrials	24.1%
Financials	20.6%
Information Technology	14.4%
Consumer Discretionary	11.9%
Health Care	10.2%
Materials	4.3%
Energy	4.2%
Utilities	3.7%
Consumer Staples	2.8%
Telecommunications Services	1.0%

Top 10 Holdings
(% of Net Assets)
EMCOR Group, Inc.	3.0%
DST Systems, Inc.	2.7%
NorthWestern Corporation	2.6%
ExamWorks Group, Inc.	2.5%
Landstar System, Inc.	2.4%
Broadridge Financial Solutions, Inc.	2.4%
NuVasive, Inc.	2.2%
CLARCOR, Inc.	2.2%
Tuesday Morning Corporation	2.2%
Materials Select Sector SPDR Fund	2.2%
These securities represent 24.4% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2014
Class A2	1-Year	5 Years	10 Years

without sales charge	9.48%	14.60%	6.41%
with sales charge	3.45%	13.30%	5.82%

Institutional Class[3]	1-Year	5 Years	10 Years

Net Asset Value	10.00%	15.25%	7.06%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000® Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Index measures the performance of small cap stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MID CAP GROWTH FUND

Andrea J. Thomas, CFA, Portfolio Manager

The Fund seeks long-term growth of capital.

The Fund primarily invests in securities of mid-sized companies, which often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Fund perform during the 12-month period ended October 31, 2014?

Thrivent Mid Cap Growth Fund earned a return of 9.22%, compared with the median return of its peer group, the Lipper Mid Cap Growth Funds category, of 10.49%. The Fund’s market benchmark, the Russell Midcap® Growth Index, earned a return of 14.59%.

What factors affected the Fund’s performance?

Although the Fund was up on an absolute basis for the year, our underweighted position in high-multiple health care stocks was a drag on performance relative to our peer group and benchmark. These high-multiple, momentum stocks vastly outperformed most other stocks in the benchmark, especially in the first half of the Fund’s fiscal year. The Russell Midcap® Growth Index advanced more than both our Fund and our peers over the period due to its even heavier weighting in a select group of these momentum names. We began to see this trend reverse, however, in the second quarter of 2014 and continuing through the summer. While we believe the reversal was primarily due to many of these companies reporting poorer fundamentals, we also saw increasing concern among investors that a curtailment of the Federal Reserve’s quantitative easing program would cap risk premiums on some of these stocks going forward.

Conversely, the Fund’s performance benefited from both allocation and security selection in the technology, consumer and industrial sectors. In industrials, United Rentals was our most significant contributor to performance. This equipment rental company benefited from a steady, but not rapidly expanding economy as companies chose to rent instead of buy equipment. Another strong contributor to performance was NXP Semiconductors, which sells semiconductors into several high-growth segments of the economy such as mobile communications, security applications and networking equipment. Finally, we saw positive results from two consumer companies, Marriott International and Monster Beverage, as both had secular trends that allowed them to grow earnings despite a rather tepid economy.

What is your outlook?

We are increasingly concerned about geopolitical events and their effect on global growth and therefore U.S. growth. The sanctions levied on Russia are taking a heavy toll on the European economy. The Chinese economy has been slowing as Europe is a major trading partner and the country is trying to manage its own credit bubble. Japan, in an attempt to stave off deflation, announced it was embarking on an even bigger quantitative easing program just as the Federal Reserve ended quantitative easing here. While the U.S. economy appears to be marginally better, we do not see a rapid, broad-based expansion unfolding in the face of these global headwinds. We believe this may result in an increase in volatility in the coming year. We remain focused on growth sectors within the economy, while within each sector, we remain committed to buying solid growth businesses with reasonable valuations.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	96.2%
Short-Term Investments	3.8%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Consumer Discretionary	20.0%
Information Technology	18.7%
Industrials	16.4%
Health Care	16.2%
Financials	10.7%
Consumer Staples	4.9%
Energy	3.6%
Materials	3.4%
Telecommunications Services	1.7%

Top 10 Holdings
(% of Net Assets)
Perrigo Company plc	2.3%
Stericycle, Inc.	2.2%
United Rentals, Inc.	2.2%
Affiliated Managers Group, Inc.	2.1%
NXP Semiconductors NV	2.0%
Robert Half International, Inc.	2.0%
Monster Beverage Corporation	1.9%
First Republic Bank	1.9%
Amphenol Corporation	1.7%
Marriott International, Inc.	1.7%
These securities represent 20.0% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2014
Class A2	1-Year	5 Years	10 Years

without sales charge	9.22%	14.74%	9.46%
with sales charge	3.21%	13.45%	8.85%

Institutional Class[3]	1-Year	5 Years	10 Years

Net Asset Value	9.74%	15.35%	10.17%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

[2]	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
[3]	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell Midcap® Growth Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell Midcap® Growth Index measures the performance of mid-cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses, or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT PARTNER MID CAP VALUE FUND

Subadvised by Goldman Sachs Asset Management, L.P.

The Fund seeks to achieve long-term capital appreciation.

The Fund primarily invests in securities of mid-cap issuers, which often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment advisers. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets.

How did the Fund perform during the 12-month period ended October 31, 2014?

Thrivent Partner Mid Cap Value Fund generated a return of 14.38%, compared with the median return of its peer group, the Lipper Mid Cap Value Funds category, of 12.51%. The Fund’s market benchmark, the Russell Midcap® Value Index, earned a return of 16.18%.

What factors affected the Fund’s performance?

Our investments within the information technology and consumer discretionary sectors detracted from results, whereas our holdings in the consumer staples and financials sectors contributed favorably to performance.

Within information technology, semiconductor designer and manufacturer Atmel was a top detractor from performance. Atmel’s shares fell in September 2014 after the company guided fourth-quarter revenues lower than consensus expectations. The company attributed the decline to weaker demand in its mobile and gaming businesses.

Within the consumer discretionary sector, branded apparel company PVH weighed on the Fund’s results. The company, which owns brands such as Tommy Hilfiger, Calvin Klein and IZOD, provided disappointing results for consecutive quarters, largely due to last year’s inclement winter weather. PVH’s shares also retreated when the firm cut its full-year 2014 guidance due to concerns regarding inventory pressures in the overall North American market.

Within the consumer staples sector, coffee roaster and K-cup maker Keurig Green Mountain was the top contributor to performance. Shares of Keurig Green Mountain rallied after the announcement that Coca-Cola would purchase a 10% stake in the company, while also entering into a 10-year agreement to explore producing Coca-Cola products for use with its new Keurig Cold beverage system.

Within financials, Navient, the former loan servicing unit of Sallie Mae, was also a strong contributor. Its shares rose in October 2014 after the company reported better-than-expected third-quarter earnings and raised its full-year 2014 guidance.

What is your outlook?

We continue to believe U.S. equities have further upside potential as the domestic economy accelerates and as real earnings growth serves as a fundamental driver of performance going forward. We believe U.S. corporate fundamentals are strong, evidenced by both healthy balance sheets and earnings resilience, and could provide companies with a number of options to increase shareholder value.

Looking forward, we believe that as the U.S. economy improves, companies will reinvest for future growth by increasing capital expenditures, research and development and hiring, as well as through merger and acquisition activity, rather than keeping excess cash on their balance sheets. In our view, equity valuations are fair considering the positive macro environment and are inexpensive relative to fixed-income securities. Regardless of the market direction, our fundamental, bottom-up stock selection continues to drive our investment process, rather than headlines or sentiment.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	96.8%
Short-Term Investments	3.2%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	27.0%
Consumer Discretionary	13.4%
Information Technology	12.8%
Industrials	9.8%
Health Care	9.3%
Utilities	6.9%
Consumer Staples	6.1%
Energy	5.9%
Materials	5.7%

Top 10 Holdings
(% of Net Assets)
CIGNA Corporation	2.4%
Sempra Energy	2.0%
FirstEnergy Corporation	2.0%
Lincoln National Corporation	1.8%
Maxim Integrated Products, Inc.	1.8%
Principal Financial Group, Inc.	1.7%
Fifth Third Bancorp	1.7%
Endo International plc	1.7%
Navient Corporation	1.7%
Triumph Group, Inc.	1.6%
These securities represent 18.4% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2014
Class A2	1-Year	5 Years	From Inception 6/30/2005

without sales charge	14.38%	16.72%	8.45%
with sales charge	8.06%	15.42%	7.80%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005

Net Asset Value	14.78%	17.13%	8.80%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell Midcap® Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell Midcap® Value Index is an index comprised of mid-cap companies with lower than average price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MID CAP STOCK FUND

Brian J. Flanagan, CFA, Portfolio Manager

The Fund seeks long-term capital growth.

The Fund primarily invests in securities of mid-sized companies, which often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Fund perform during the 12-month period ended October 31, 2014?

Thrivent Mid Cap Stock Fund earned a return of 15.55%, compared with the median return of its peer group, the Lipper Mid Cap Core Funds category, of 11.11%. The Fund’s market benchmark, the Russell Midcap® Index, earned a return of 15.32%.

What factors affected the Fund’s performance?

The Fund benefited primarily from sound security selection during the past year that was broad-based among sectors. Only the Fund’s energy holdings lagged the peer group. Performance within consumer staples was particularly notable, including an investment in coffee roaster and K-cup maker Keurig Green Mountain. The company benefited from increased product penetration, incremental licensing captures, anticipation of its new cold beverage system and a significant equity investment by Coca-Cola. Organic beverage and food producer WhiteWave Foods enjoyed better-than-expected customer acceptance of its plant-based foods and drinks, plus the positive impact of increased volumes on profitability.

Industrial sector performance continued to benefit from airline capacity discipline through an investment in Southwest Airlines. A position in Illumina drove health care sector returns as momentum grew in the next-generation sequencing market for the company’s sequencing instruments and consumables. Finally, within information technology, TriQuint Semiconductor appreciated dramatically on the back of strong content wins for the company’s products, significant associated margin expansion and an agreement to merge with RF Micro Devices.

The Fund experienced relatively few detractors at the security level during the period. Most notably, wireless networking product provider Ubiquiti Networks, glass container manufacturer Owens-Illinois and staffing company ManpowerGroup lagged due to weakness in international demand and, to a lesser extent, because of company-specific operational issues.

What is your outlook?

Market risks have arguably increased over the course of the past year. While opportunities do exist, a mixed macro backdrop warrants a prudent level of caution. Domestic economic growth remains steady, but not spectacular, averaging slightly more than 2.20% since the recovery began in late-2009. Conversely, economic growth in regions outside of the U.S., including Europe, China, Russia and Brazil, has slowed. Currencies have become increasingly volatile as regional levels of monetary stimulus diverge and these currency shifts will impact trade flows. Importantly, the Federal Reserve recently removed a level of policy accommodation when it concluded its latest iteration of quantitative easing in late October. Positively, global monetary policy does remain accommodative with interest rates pegged at generational lows, while inflation is benign.

Almost six years into the market’s recovery from the Great Recession, outsized investment opportunities have become fewer and market leadership has narrowed. Valuation spreads continue to compress and capital expenditures have accelerated. In this environment, we believe security selection will drive relative performance. As the cycle matures, growth factors should begin to dominate over those more tilted toward valuation. We will increasingly emphasize these growth factors in the Fund with a focus on relative revenue growth, above-consensus incremental margins and free cash flow as well as improving returns on capital.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	95.7%
Short-Term Investments	4.3%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	22.7%
Information Technology	18.4%
Industrials	14.8%
Health Care	14.5%
Consumer Discretionary	9.1%
Energy	5.6%
Consumer Staples	5.0%
Materials	4.2%
Utilities	1.5%

Top 10 Holdings
(% of Net Assets)
Alliance Data Systems Corporation	3.5%
Southwest Airlines Company	3.3%
NVIDIA Corporation	3.1%
Applied Materials, Inc.	2.8%
Illumina, Inc.	2.4%
ADT Corporation	2.3%
Oshkosh Corporation	2.2%
Huntington Bancshares, Inc.	2.2%
NASDAQ OMX Group, Inc.	2.2%
DISH Network Corporation	2.2%
These securities represent 26.2% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2014
Class A2	1-Year	5 Years	10 Years

without sales charge	15.55%	16.68%	9.48%
with sales charge	9.18%	15.38%	8.86%

Institutional Class[3]	1-Year	5 Years	10 Years

Net Asset Value	16.01%	17.21%	10.01%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell Midcap® Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell Midcap® Index is an index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT PARTNER WORLDWIDE ALLOCATION FUND

Subadvised by Mercator Asset Management, LP, Principal Global Investors, LLC, Aberdeen Asset Managers Limited, DuPont Capital Management Corporation, and Goldman Sachs Asset Management, L.P.

The Fund seeks long-term capital growth.

The Fund primarily invests in equity and debt securities of issuers throughout the world. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The investment styles employed by the Fund’s sub-advisers may not be complementary.

How did the Fund perform during the 12-month period ended October 31, 2014?

Thrivent Partner Worldwide Allocation Fund earned a return of -0.89%, compared with the median return of its peer group, the Lipper International Multi-Cap Core Funds category, of 0.11%. The Fund’s market benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index ex-USA, earned a return of 0.49%.

What factors affected the Fund’s performance?

Our investment process incorporates five distinct strategies, which allows the Fund to diversify its exposure across markets outside of the United States. Approximately 60% of the Fund’s assets are allocated to large-cap developed markets and split evenly between a growth-oriented manager and a value-oriented manager. An additional 15% of the Fund’s portfolio is allocated to small-cap European, Asian and Australian markets, otherwise known as EAFE markets. The remaining 25% of the Fund is allocated to emerging markets, of which 15% is invested in equities and the balance is invested in fixed-income securities. While the interplay among these markets has the most significant impact on the Fund’s returns, the performance of the respective management teams versus their sub-benchmarks also affects the Fund’s results against its benchmark and peer group.

During the period, the Fund’s large-cap growth manager provided excellent results relative to its benchmark; however, the large-cap value manager underperformed its category owing to an overweighting in the financial sector, particularly in Europe. Our emerging markets equity manager did not keep pace with its benchmark, while the manager of the emerging market debt segment provided a significant premium over its benchmark. Also, emerging market debt as a category outperformed both emerging and developed market equities during the period.

Generally speaking, all of the major international segments did not perform as well as the major indexes in the United States. The strength of the U.S. dollar versus most major currencies was an additional headwind for non-U.S. markets.

What is your outlook?

We believe the relative valuations of equities in non-U.S. markets are better than those found in the United States, where we have experienced excellent stock market returns since the end of the financial crisis in 2009. While most non-U.S. markets have moved higher, they have not kept pace with U.S. markets. Some of this underperformance is warranted due to the lack of a strong fundamental recovery in some foreign markets, uneven fiscal policies or shifts in economic fundamentals.

Generally, concerns about growth are a common theme both in terms of real economic growth as well as deflation, which the eurozone is flirting with and Japan has already encountered. China’s growth has also downshifted from the period of extremely high growth in the early 2000s to a more moderate mid-to-high single-digit level. While this growth level is more sustainable in the long run, the adjustment process has heightened concerns about chronic overinvestment. Many of these variables are likely to be resolved favorably over time, but in the near term present a period of heightened policy risks. While the fundamentals of corporate America are at their cyclical peaks, in many cases they are still at cyclically low levels outside the U.S., allowing much more room for improvement.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	88.0%
Long-Term Fixed Income	10.3%
Short-Term Investments	1.6%
Preferred Stock	0.1%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	23.2%
Industrials	14.9%
Consumer Discretionary	12.3%
Materials	8.2%
Consumer Staples	7.5%
Health Care	6.8%
Information Technology	6.7%
Foreign Government	6.5%
Energy	6.0%
Telecommunications Services	2.4%

Top 10 Countries
(% of Net Assets)
Japan	15.3%
United Kingdom	9.0%
Switzerland	7.7%
France	5.8%
Germany	4.5%
Hong Kong	3.7%
Canada	3.7%
Australia	3.6%
Italy	3.3%
Netherlands	3.3%
Investments in securities in these countries represent 59.9% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2014
Class A2	1-Year	5 Years	From Inception 2/29/2008

without sales charge	-0.89%	6.95%	1.39%
with sales charge	-6.35%	5.74%	0.53%

Institutional Class[3]	1-Year	5 Years	From Inception 2/29/2008

Net Asset Value	-0.40%	7.35%	1.75%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the MSCI All Country World Index ex-USA and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The MSCI All Country World Index ex-USA is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT LARGE CAP GROWTH FUND

David C. Francis, CFA, Portfolio Manager

The Fund seeks long-term capital appreciation.

The Fund primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Fund perform during the 12-month period ended October 31, 2014?

Thrivent Large Cap Growth Fund earned a return of 17.10%, compared with the median return for its peer group, the Lipper Large Cap Growth Funds category, of 15.58%. The Fund’s market benchmark, the Russell 1000® Growth Index, earned a return of 17.11%.

What factors affected the Fund’s performance?

The primary factor benefiting the Fund’s performance over the period was good stock selection, with an additional contribution from modest sector and industry allocation decisions. Specifically, the Fund achieved strong returns from our positions in information technology, enhanced by an overweighting in the group as our holdings outperformed both the sector and the overall index. In the software and services industry, Facebook and LinkedIn were two strong performers, while our holding in Apple in the hardware segment also performed quite well. The information technology services industry also added to results with favorable performance from our positions in Visa and MasterCard. Both firms are often thought of as financial services companies, but are in fact categorized as technology companies. Offsetting some of those positive results were disappointing returns from our position in VMware.

Stock selection in the health care sector was the next most significant positive contributor to results. In biotechnology, our holding in Gilead Sciences performed extremely well due to the success of its new drug that provides a cure for hepatitis C. Covidien, in the health care equipment industry, also aided returns as it was the target of a merger offer from Medtronic. In the health care technology industry, Cerner also performed well over the period. However, our position in pharmaceutical manufacturer Perrigo did not perform well and we have since eliminated that position.

The Fund was underweighted in consumer staples as many of the companies in that sector, in our opinion, were fully valued or expensive. This underweighting aided the Fund’s return as the staples group underperformed the overall index.

Offsetting those positives were subpar returns from our holdings in the consumer discretionary sector. Amazon.com provided disappointing returns as the company’s significant spending on infrastructure build-out negatively impacted near-term earnings and cash flow expectations. We continue to believe Amazon.com will dominate the important eCommerce space and maintain our position. Las Vegas Sands also disappointed on the back of weakness in its Macau casino operations as China’s growth has slowed and other disruptive policies were put in place in that country.

In the retail sector, Kohl’s also disappointed as its new strategy has been slow to bring improved results to the company’s bottom line. Retail is an increasingly difficult industry and execution by Kohl’s within the space has been disappointing. New senior managers have been appointed from outside the company, but the expected turnaround has been slow to materialize. In the financial sector, we briefly held a position in Genworth Financial that declined sharply on the basis of increased reserves required to support its poorly designed long-term care business. It became apparent to us that this would be an ongoing issue and we quickly sold the position.

What is your outlook?

Equity markets have rallied strongly over the past two years on the back of modest earnings growth and the significant expansion of P/E ratios. We believe that valuations are at best full and in certain segments are quite high. Further stock market advances would most likely be a function of sustained earnings growth at the aggregate level, which we believe could occur, but will become incrementally more challenging. This is particularly true for the large-cap segment as so many of these companies’ sales are outside the U.S., and recent dollar strength has the potential to impede both sales and earnings growth. Profit margins are also extremely high. Some of that is a function of continued business model discipline, which can be sustained, while some of it is a function of low interest rates and low tax rates in offshore operations. Those have likely reached the limit of their contributions.

We believe the recovery will be sustained both in the U.S. and globally, aided by the recent declines in oil prices, but the risks are high. We continue to invest in companies that we believe have strong business models and excellent management teams that have been prudent shepherds of investors’ capital. The macroeconomic environment in the U.S. is better than most other countries, while geopolitical risks outside the U.S. are elevated.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	94.6%
Short-Term Investments	5.4%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	36.8%
Consumer Discretionary	19.9%
Health Care	16.5%
Industrials	10.4%
Energy	6.4%
Financials	3.5%
Consumer Staples	1.2%

Top 10 Holdings
(% of Net Assets)
Apple, Inc.	8.4%
Gilead Sciences, Inc.	5.1%
Amazon.com, Inc.	3.9%
Facebook, Inc.	3.8%
Visa, Inc.	3.5%
QUALCOMM, Inc.	3.3%
Cerner Corporation	3.2%
Delta Air Lines, Inc.	3.2%
Union Pacific Corporation	3.2%
Google, Inc., Class A	3.1%
These securities represent 40.7% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2014
Class A2	1-Year	5 Years	10 Years

without sales charge	17.10%	14.44%	7.32%
with sales charge	10.71%	13.14%	6.71%

Institutional Class[3]	1-Year	5 Years	10 Years

Net Asset Value	17.53%	14.90%	7.81%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 1000® Growth Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT LARGE CAP VALUE FUND

Kurt J. Lauber, CFA, Portfolio Manager

The Fund seeks to achieve long-term growth of capital.

The Fund primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Fund perform during the 12-month period ended October 31, 2014?

Thrivent Large Cap Value Fund earned a return of 12.00%, compared with the median return of its peer group, the Lipper Large Cap Value Funds category, of 14.41%. The Fund’s market benchmark, the Russell 1000® Value Index, earned a return of 16.46%.

What factors affected the Fund’s performance?

Stock selection was the cause of the Fund’s underperformance relative to its peer group and benchmark, as asset allocation decisions were slightly positive. Stock selection detracted in the technology, financial and industrial sectors, while results were favorable in utilities, consumer discretionary and energy.

In technology, the Fund benefited from an overweighting in the sector, especially in attractively valued, mature companies such as Microsoft, Cisco Systems and Texas Instruments. However, their favorable performance was not enough to offset the strong results from stocks we did not hold such as Hewlett-Packard, Apple and Intel. Furthermore, we held a position in security software firm Symantec in anticipation of a potential turnaround, which was derailed by the abrupt firing of the company’s CEO who was instrumental in the turnaround process.

In financials, our ownership of Bank of America was beneficial. However, an attempt to replicate a similar asset improvement story in Europe by buying Deutsche Bank detracted from returns. Also, the Fund briefly held Genworth Financial in order to benefit from an anticipated turnaround in its long-term care and mortgage insurance businesses, but this thesis was incorrect and we sold the stock quickly. Industrial performance was hurt by owning two construction and engineering companies, Jacobs Engineering Group and Fluor, as large capital infrastructure projects have been taking longer to materialize.

Our positive results in utilities were driven by outperformance from NiSource and Pacific Gas and Electric Company. NiSource benefited from the need for natural gas infrastructure in the Marcellus shale region, while its shares received an additional boost from the company’s announcement to spin off its natural gas pipeline business into a master limited partnership (MLP). In consumer discretionary, our general avoidance of auto manufacturers helped results, as did our position in auto parts company Delphi Automotive. Finally, the Fund benefited from our holding of medical device and supply firm Covidien as Medtronic made a bid for the company, which could create even greater shareholder value if completed.

What is your outlook?

As always, our focus is on stock selection and improving our execution in this area. Valuation is our first guide, but as differences in companies’ valuations have narrowed, we are placing more emphasis on improvements in corporate operating performance and incremental returns on invested capital. We believe our deep fundamental analysis approach will help identify companies that have improving operating performance and the catalysts to unlock value.

The two sectors where valuations remain low and company valuation spreads remain wide, thereby providing greater potential for stock selection, are technology and energy. Large, mature technology companies have low valuations because of below-normal technology spending, but also due to the fear of secular demise resulting from products becoming obsolete with the introduction of new technologies, such as cloud computing.

With low natural gas and oil prices driving shares lower, the energy sector has the potential to be an area of absolute positive performance, as well as favorable stock selection due to the wide valuation spreads among energy companies. We will continue to emphasize companies in poorly performing areas, such as exploration and production firms and equipment and services providers, so the fund continues to hold these names.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	97.0%
Short-Term Investments	3.0%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Financials	22.9%
Health Care	14.7%
Information Technology	14.1%
Energy	12.4%
Industrials	9.1%
Consumer Discretionary	8.6%
Consumer Staples	6.6%
Utilities	3.6%
Materials	3.0%
Telecommunications Services	1.9%

Top 10 Holdings
(% of Net Assets)
Citigroup, Inc.	3.8%
Cisco Systems, Inc.	3.8%
Merck & Company, Inc.	3.6%
Lowe’s Companies, Inc.	3.1%
CVS Health Corporation	3.0%
Bank of America Corporation	3.0%
MetLife, Inc.	2.7%
PG&E Corporation	2.6%
Total SA ADR	2.5%
Oracle Corporation	2.4%
These securities represent 30.5% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2014
Class A2	1-Year	5 Years	10 Years

without sales charge	12.00%	13.64%	7.14%
with sales charge	5.85%	12.36%	6.54%

Institutional Class[3]	1-Year	5 Years	10 Years

Net Asset Value	12.47%	14.21%	7.71%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 1000® Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 1000® Value Index measures the performance of large cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT LARGE CAP STOCK FUND

David C. Francis, CFA, and Kurt J. Lauber, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

The Fund primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Fund perform during the 12-month period ended October 31, 2014?

Thrivent Large Cap Stock Fund earned a return of 11.06%, compared with the median return of its peer group, the Lipper Global Large Cap Core Funds category, of 8.55%. The Fund’s market benchmarks, the S&P 500 Index and the Russell Developed Large Cap Index, earned returns of 17.27% and 9.50%, respectively.

What factors affected the Fund’s performance?

Stock selection benefited the Fund’s performance over the reporting period. Allocations within both the domestic and non-U.S. segments of the Fund were neutral to their respective benchmarks; however, our active repositioning of the Fund’s portfolio into global large-cap companies was not rewarded in the reporting period as U.S. equities provided better returns than large-cap non-U.S. equities.

Information technology (IT) stocks provided the most positive contribution to returns. In the hardware industry, our overweighting in Apple was the most significant factor aiding results. In the IT services industry, holdings in both Twitter and Facebook proved beneficial. Positions within the health care sector were also significant positive contributors to results. We had particularly good returns from our holdings in the biotechnology industry, including Gilead Sciences, due to strong sales of its new drug that provides a cure for the hepatitis C disease. Amgen and Vertex Pharmaceuticals also provided positive contribution versus both the peer group and the Russell Developed Large Cap Index. Our holding in Australian company CSL Limited, which develops products derived from human plasma, performed well. In the health care services industry, our position in Express Scripts, a pharmacy benefit management company, achieved good results. In addition, health care equipment provider Covidian lifted returns as it was the target of a merger offer from Medtronic. However, a holding in pharmaceutical manufacturer Perrigo based in Ireland did not perform up to expectations and was sold.

In the financial sector, our holdings in the banking industry, specifically Wells Fargo and JPMorgan Chase, added to results as they both provided strong returns versus their sector and the Russell benchmark. Asset manager Invesco also performed well, lifted by the strong returns of equities over the past two years. However, some of these favorable results were offset by disappointing returns from our positions in Deutsche Bank in Germany and Genworth Financial in the insurance industry.

Our holdings in the utilities and materials segments also contributed positively during the period. In the former, strong returns were realized by our positions in NiSource, an East Coast-based energy holding company, and Pacific Gas and Electric Company on the West Coast, also providing energy services within its markets in California. In materials, Dow Chemical provided a strong return relative to its group and the Fund’s benchmarks. Two Japanese companies, Nippon Paint Holdings and NOK Corporation, also performed well. Additionally, an underweighted position in mining helped as the group performed quite poorly.

The Fund’s exposure to non-U.S. markets limited performance relative to U.S. indexes as overseas markets generally did not keep pace, particularly in Europe. Japan performed in line with the U.S. on a local currency basis, but that appreciation was all offset by yen weakness. Europe underperformed on both a euro and dollar basis.

What is your outlook?

We strongly believe that relative values favor large-cap non-U.S. companies. While many developed economies outside the U.S. are faced with challenges on the domestic front, the types of companies we purchase—large-cap global companies with significant sales outside domestic markets—should be beneficiaries of the strong dollar versus their respective currencies. We believe this will help to improve the global competitiveness of these companies. Additionally, many of these companies potentially may have far more room to recover profit margins and earnings, while the U.S. will increasingly face headwinds. Thus, our plan is to opportunistically increase our holdings in non-U.S. companies to take advantage of the valuation disparities.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Common Stock	95.2%
Short-Term Investments	4.8%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Information Technology	19.1%
Financials	16.5%
Health Care	14.4%
Consumer Discretionary	11.2%
Energy	9.1%
Industrials	8.8%
Consumer Staples	8.4%
Utilities	3.9%
Materials	2.7%
Telecommunications Services	1.1%

Top 10 Holdings
(% of Net Assets)
Apple, Inc.	5.0%
Merck & Company, Inc.	2.8%
J.P. Morgan Chase & Company	2.7%
Johnson & Johnson	2.7%
Union Pacific Corporation	2.6%
Kimberly-Clark Corporation	2.3%
EMC Corporation	2.2%
Starbucks Corporation	2.1%
Citigroup, Inc.	2.0%
Philip Morris International, Inc.	1.9%
These securities represent 26.3% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2014
Class A2	1-Year	5 Years	10 Years

without sales charge	11.06%	11.97%	5.64%
with sales charge	4.96%	10.71%	5.04%

Institutional Class[3]	1-Year	5 Years	10 Years

Net Asset Value	11.53%	12.49%	6.14%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P 500 Index, the Russell Developed Large Cap Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Russell Developed Large Cap Index measures the large-cap segment of the developed equity universe. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT HIGH YIELD FUND

Paul J. Ocenasek, CFA, Portfolio Manager

The Fund seeks high current income and, secondarily, growth of capital.

The Fund primarily invests in high-yield, high-risk bonds, notes, debentures and other debt obligations, or preferred stocks. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Bond prices generally fall as interest rates rise. Leveraged loans are subject to numerous risks, including liquidity, credit, declines in the value of collateral underlying them, and detrimental legal actions against them. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Fund perform during the 12-month period ended October 31, 2014?

Thrivent High Yield Fund earned a return of 4.72%, compared with the median return of its peer group, the Lipper U.S. High Current Yield Funds category, of 4.63%. The Fund’s market benchmark, the Barclays U.S. Corporate High Yield Bond Index, earned a return of 5.82%.

What factors affected the Fund’s performance?

The high-yield market performed well for the first seven months of the fiscal year as the yield spread between high-yield bonds and Treasuries tightened from 4.15% to 3.23% by June. However, in early summer, a confluence of factors caused a spike in market volatility, including: concerns about a sooner-than-expected Federal Reserve (Fed) rate hike; signs of economic deceleration in Europe and China; and geopolitical issues in the Middle East and Africa. The U.S. dollar strengthened dramatically while the price of oil and other commodities dropped significantly. As risk aversion surged, investors exited the high-yield market, and the yield spread widened out to 4.90% by mid-October. In the final two weeks of the fiscal year, spreads tightened back to where they started a year ago as investors returned to both equities and high yield.

With the dramatic decline in oil and commodity prices, the entire energy sector performed poorly, particularly drillers, oil services and exploration and production companies. Likewise, the metals and mining industry underperformed, particularly coal and iron ore. The gaming sector was also weak mainly due to a large bond issuer in distress.

In a reversal from last year, the higher-quality segments of high yield outperformed lower quality. BB-rated bonds posted an average return of 7.18%, while B-rated and CCC-rated securities gained 5.17% and 4.78%, respectively. BB-rated securities, which tend to have longer durations, benefited as longer-term interest rates fell and risk aversion increased.

The Fund ended the fiscal year slightly above the median return of its peer group. While the Fund’s CCC-underweighting hindered relative results through June, this positioning served the Fund well later in the period as many lower-rated securities in the market never recovered from the sell off. Performance also benefited from an underweighted position in retail, including no exposure to several large retailers in distress. Security selection was also favorable in technology as fairly sizable positions in First Data and Dell Computer performed well. In addition, we added value by avoiding securities that ran into problems in the energy and mining industries.

Much of the Fund’s underperformance versus the Barclays benchmark was the result of its lower exposure to BB-rated securities versus the index. The Fund’s overweighted position and credit selection in gaming was also detrimental. Although we had no exposure to Caesars Entertainment, a large issuer in distress, the Fund had other credit problems in the gaming industry. Underweightings in electric utilities and financials were also modest drags on results as both sectors outperformed the index.

What is your outlook?

Despite the slowdowns in Europe and China, we expect to see U.S. GDP growth around 2.5% to 3.0%, which should provide a fairly solid fundamental backdrop for the high-yield market. We believe high-yield default rates may tick up slightly from last year’s historic lows that were in the 2% to 3% range, but not materially higher. With spreads versus Treasuries back to around 4%, there is not a lot of room for further tightening. Therefore, high-yield returns over the next few years will likely be more coupon-like and lower than the past five years.

We are positioning the Fund somewhat defensively with a 5% to 6% underweighting in the CCC-rated market tier. We believe this underweighting is prudent given that we are six years into the current bull market and investors appear more cautious regarding lower quality. We also remain fairly defensive in energy as the situation with oil prices plays out; however, we will watch for attractive opportunities among names that have sold off in that sector. The Fund continues to have a bias toward the health care sector, while remaining underweighted in consumer cyclicals. Given how much rates have rallied, we continue to position the Fund with a slightly shorter duration, or level of interest-rate sensitivity, than its peers. We are also maintaining an approximately 5% weighting in floating-rate bank loans to protect against potentially higher rates.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Major Market Sectors
(% of Net Assets)
Communications Services	20.6%
Consumer Cyclical	13.4%
Energy	12.1%
Consumer Non-Cyclical	9.9%
Capital Goods	8.4%
Financials	8.4%
Basic Materials	7.0%
Technology	5.9%
Transportation	4.7%
Utilities	4.1%

Top 10 Holdings
(% of Net Assets)
Sprint Communications, Inc.	1.1%
Icahn Enterprises, LP	0.9%
Intelsat Jackson Holdings SA	0.9%
Clear Channel Communications, Inc., Term Loan	0.9%
WideOpenWest Finance, LLC	0.8%
Choice Hotels International, Inc.	0.8%
Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC	0.7%
First Data Corporation, Term Loan	0.7%
Eldorado Resorts, LLC	0.7%
McGraw-Hill Global Education Holdings, LLC	0.7%

These securities represent 8.2% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Major Market Sectors, Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2014
Class A2	1-Year	5 Years	10 Years

without sales charge	4.72%	9.59%	7.20%
with sales charge	0.00%	8.58%	6.71%

Institutional Class[3]	1-Year	5 Years	10 Years

Net Asset Value	5.05%	10.02%	7.65%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays U.S. Corporate High Yield Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT INCOME FUND

Stephen D. Lowe, CFA, Portfolio Manager

The Fund seeks high current income while preserving principal and, secondarily, long-term growth of capital.

The Fund primarily invests in investment-grade corporate bonds, government bonds, asset-backed securities and mortgage-backed securities. The value of the Fund is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment.

How did the Fund perform during the 12-month period ended October 31, 2014?

Thrivent Income Fund earned a return of 5.79%, compared with the median return of its peer group, the Lipper Corporate Debt Funds BBB-Rated category, of 5.57%. The Fund’s market benchmark, the Barclays U.S. Aggregate Bond Index, earned a return of 4.14%.

What factors affected the Fund’s performance?

With a backdrop of falling U.S. unemployment and economic growth of around 2.5%, the bond market began to price in future interest rate hikes by the Federal Reserve (Fed). Not surprisingly, short-term rates inched up, for example, as five-year Treasury rates rose 0.28% over the fiscal year period. At the same time, however, a fairly substantial decline in longer-term rates was not anticipated by the market as rates on 30-year Treasuries fell 0.59% over the same time frame. The result was a significant flattening of the Treasury yield curve and outperformance for longer-duration fixed-income assets. Investment-grade corporates performed well as these securities tend to be more rate sensitive and get a boost when longer-term rates, in particular, go down. The yield spread between investment-grade bonds and Treasuries also narrowed moderately, helping to drive outperformance for the segment. High-yield corporates, which typically have shorter maturities, also performed well owing to their higher coupons; however, they modestly trailed investment-grade corporates as spreads remained largely unchanged for the period as a whole.

The one area that detracted over the fiscal year was the Fund’s approximately 4% weight in leveraged loans, which we hold as a hedge in case short-term rates rise. Leveraged loans have floating interest rates that adjust based on LIBOR (London Interbank Offered Rate), making their prices less sensitive to rate increases. However, these securities underperformed during this period as LIBOR barely moved and the asset class suffered from mutual fund outflows.

The Fund outpaced both the peer group and benchmark primarily due to our corporate bond exposure. An overweighted position in investment-grade corporates, which comprised about 67% of the Fund’s portfolio, was the primary driver of outperformance. The Fund also benefited from industry and credit selection within investment grade, including strongly performing positions in the financial sector. In addition, performance was helped by our emphasis on higher-quality, BB-rated securities within the Fund’s high-yield exposure of around 15%. BB-rated bonds, which tend to have longer durations, outperformed lower-quality BB and CCC securities due to the market’s general risk aversion and their greater degree of interest-rate sensitivity.

Within the Fund’s securitized holdings, our approximately 3% weighting in government-backed agency mortgages, which is about half of the peer group’s weight, proved beneficial as this segment underperformed the broader market. Also, on the margin, the Fund’s small exposure to nonagency residential mortgages helped results as these securities once again appreciated significantly more than the market over this time frame. An underweighted position in short maturity Treasuries also aided results.

What is your outlook?

We expect the U.S. to remain the bright spot with its moderate economic growth in the otherwise lackluster global growth environment in Europe, China and emerging markets. With the Fed’s QE3 program officially ending in October, we would expect policymakers to begin raising rates in mid-2015. We believe slowing global growth plus a stronger dollar will keep inflation in check and well below the Fed’s unofficial 2% target. While short-term rates are likely to go up, we do not expect a sharp increase, especially at the longer end of the yield curve.

As liquidity is withdrawn from the system, we will likely see increased bouts of volatility as the markets adjust to a different environment. We are positioning the Fund for further yield curve flattening with a short to neutral duration (interest-rate sensitivity). We are also maintaining the Fund’s overweightings in the corporate bond segments and will use any sell offs to add to our exposure.That being said, we expect to see more coupon-like returns in the corporate markets that are lower than the past few years.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Major Market Sectors
(% of Net Assets)
Financials	31.0%
Communications Services	13.2%
Energy	8.5%
Consumer Non-Cyclical	8.4%
Utilities	6.2%
Consumer Cyclical	5.8%
Basic Materials	4.9%
U.S. Government and Agencies	4.3%
Transportation	3.2%
Mortgage-Backed Securities	3.2%

Top 10 Holdings
(% of Net Assets)
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.2%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	0.9%
U.S. Treasury Notes	0.8%
U.S. Treasury Bonds	0.6%
U.S. Treasury Notes	0.6%
U.S. Treasury Notes	0.5%
Verizon Communications, Inc.	0.4%
DIRECTV Holdings, LLC	0.4%
American Tower Corporation	0.4%
U.S. Treasury Bonds, TIPS	0.4%

These securities represent 6.2% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Major Market Sectors, Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2014
Class A2	1-Year	5 Years	10 Years

without sales charge	5.79%	6.83%	5.03%
with sales charge	1.01%	5.86%	4.54%

Institutional Class[3]	1-Year	5 Years	10 Years

Net Asset Value	6.29%	7.27%	5.46%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays U.S. Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MUNICIPAL BOND FUND

Janet I. Grangaard, CFA, Portfolio Manager

The Fund seeks a high level of current income exempt from federal income taxes, consistent with capital preservation.*

The Fund primarily invests in municipal bonds, the income of which is exempt from federal income taxation. Municipal bonds are subject to credit risk, which is the risk that an issuer of a bond to which the Fund is exposed may no longer be able to pay its debt. Bond prices generally fall as interest rates rise. Changes in federal income tax laws or rates may affect both the net asset value of the Fund and the taxable equivalent interest generated from securities in the Fund. The value of the Fund is influenced by factors impacting the overall market, municipal bonds, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Fund perform during the 12-month period ended October 31, 2014?

Thrivent Municipal Bond Fund earned a return of 8.33%, compared with the median return of its peer group, the Lipper General Municipal Debt Funds category, of 9.00%. The Fund’s market benchmark, the Barclays Municipal Bond Index, earned a return of 7.82%.

What factors affected the Fund’s performance?

The municipal market reversed course again this fiscal year as inflows returned to the segment, albeit not as heavy as two years ago. Interest rates on long-maturity bonds retraced almost all of last year’s increase as yields for AAA-rated, 30-year municipal bonds fell from 4.04% to 2.98%. At the same time, yields on similarly rated municipal securities with maturities of less than five years remained anchored and rose less than 0.10%. The result was a flattening of the municipal yield curve, which positively impacted returns for bonds, especially those with longer maturities. Municipal bonds also outperformed Treasuries as yields fell further in the municipal market. As credit spreads narrowed, lower-grade municipal securities generally outperformed higher-quality bonds.

Bond prices were further supported by the ongoing decrease in new issue supply in the face of increasing demand. The total supply of municipal bonds was down in 2013 compared to 2012 and is projected to fall even further for calendar year 2014. Local governments and municipalities continued to be reluctant to issue new debt for projects, but instead refinanced existing debt at lower rates.

The Fund underperformed the Lipper median due to our underweighting in BBB-rated securities, which outperformed higher-rated bonds. An overweighting to pre-refunded bonds also hindered results because of the short duration and very high-quality nature of these securities. In addition, we sold the Fund’s remaining Puerto Rico position, which represented less than 0.50% of its assets, at a disadvantageous time.

The Fund outperformed its benchmark as the Fund benefited from holdings in the toll road, higher education and airport sectors. In these revenue bond sectors, we typically own longer-duration securities that benefit more from narrowing credit spreads. Massachusetts and Ohio were the Fund’s best-performing states because we owned a number of long-duration and noncallable bonds from issuers such as the Massachusetts Institute of Technology and the Ohio Turnpike. The Fund’s exposure to zero-coupon bonds was also beneficial due to their long durations. Because zero-coupon bonds were particularly inexpensive at the beginning of the period, they gained more from price appreciation as rates fell.

What is your outlook?

We expect the U.S. economy will continue to grow, unemployment will steadily improve, and inflation will not be a problem, at least in the near term. We believe the Federal Reserve will increase short-term rates sometime in 2015. At this stage, the implications of recent mid-term elections are unclear as the Republican Party now controls both the House and Senate. Republicans could attempt to reform the tax code or change the Affordable Care Act, which could negatively impact the entire market or the health care sector in particular; however, it remains questionable whether any such measures could pass. We expect the transportation sector to perform well, particularly toll roads, airports and ports, in light of the recent dramatic decrease in fuel costs combined with ongoing economic growth.

We see the potential for municipal bond supply to increase next year as budgets continue to improve at state and local levels. Voters also appeared to be more receptive to a number of new bond proposals on recent election ballots across the country. In addition, pre-refunding activity has started to increase as bonds issued at higher rates in 2008 and 2009, which typically cannot be called yet, are being escrowed with U.S. Treasuries to their first call date, immediately increasing their credit quality and price.

We will continue to carefully monitor all states and municipalities as we have seen quite a divergence in performance over the past year. Credit agencies upgraded California as it made significant improvements in its budgeting practices and rainy day fund, while New Jersey and Illinois continued to struggle with downgrades due to their mismanagement of state budgets and pension costs. Recent events in the municipal bond market emphasize the importance of rigorous bottom-up credit selection as bondholders may be forced to take less than they are owed in the rare event of a default. We remain focused on finding attractive credits to hold for the long term that can generate consistent, competitive tax-exempt income for our shareholders.

*Investors may be subject to state taxes, the federal alternative minimum tax and capital gains taxes.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Major Market Sectors
(% of Net Assets)
Transportation	17.2%
General Obligation	17.0%
Other Revenue	15.3%
Education	13.1%
Health Care	11.2%
Escrowed/Pre-refunded	9.9%
Water & Sewer	4.9%
Tax Revenue	3.8%
Electric Revenue	3.2%
Industrial Development Revenue	2.8%

Top 10 States
(% of Net Assets)
California	13.2%
Texas	11.2%
Illinois	8.0%
New York	6.9%
Washington	4.7%
Florida	4.7%
Ohio	4.6%
Massachusetts	4.5%
Colorado	4.3%
Pennsylvania	3.8%

Investments in securities in these States represent 65.9% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Major Market Sectors, Bond Quality Ratings Distributions and Top 10 States are subject to change.

The lists of Major Market Sectors and Top 10 States exclude short-term investments.

Average Annual Total Returns[1]
As of October 31, 2014
Class A2	1-Year	5 Years	10 Years

without sales charge	8.33%	5.00%	4.38%
with sales charge	3.43%	4.04%	3.90%

Institutional Class[3]	1-Year	5 Years	10 Years

Net Asset Value	8.61%	5.27%	4.66%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Municipal Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Barclays Municipal Bond Index is a market-value-weighted index of investment-grade municipal bonds with maturities of one year or more. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT GOVERNMENT BOND FUND

Michael G. Landreville, CFA and CPA (inactive), Portfolio Manager

The Fund seeks total return, consistent with preservation of capital.

The Fund primarily invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. The value of the Fund is influenced by factors impacting the overall market, debt securities in particular, and the U.S. government. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. The value of U.S. government securities may be affected by changes in the credit rating of the U.S. government. Certain U.S. government securities are not backed by the full faith and credit of the U.S. government. Bond prices generally fall as interest rates rise. Inflation-linked debt securities, such as TIPS, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities.

How did the Fund perform during the 12-month period ended October 31, 2014?

Thrivent Government Bond Fund earned a return of 2.56%, compared with the median return of its peer group, the Lipper General U.S. Government Funds category, of 2.85%. The Fund’s market benchmarks, the Barclays U.S. Agency Index and the Barclays U.S. Treasury Index, earned returns of 2.45% and 2.78%, respectively.

What factors affected the Fund’s performance?

After months of “taper tantrums” in the financial markets brought about by Federal Reserve (Fed) discussions surrounding the tapering of its quantitative easing (QE3) program, the reductions in monthly asset purchases officially began in January 2014. While this marked the first step in the Central Bank’s plan to slowly normalize U.S. monetary policy, Fed policymakers kept reiterating the need to keep short-term rates low throughout the reporting period. U.S. gross domestic product (GDP) numbers averaged around the mid-2% range where they have been since the recovery began in 2009. This economic growth combined with gradually falling unemployment caused the bond market to begin pricing in a Fed interest-rate tightening cycle commencing in 2015.

Not surprisingly, short-term rates increased, for example, as five-year Treasury yields went from 1.33% to 1.61% over the Fund’s fiscal year. At the same time, however, a fairly substantial decline in longer-term rates was not anticipated by the market as yields on 10-year Treasuries dropped from 2.56% to 2.34% and 30-year Treasuries fell even further from 3.64% to 3.07%. The result was a significant flattening of the Treasury yield curve and outperformance for longer-duration Treasuries. Generally speaking, however, interest-rate volatility was fairly muted throughout the fiscal year relative to historical averages.

Treasury Inflation Protected Securities (TIPS) struggled during the period as the stronger dollar, the significant drop in oil and commodity prices, and a more hawkish tone by the Fed led to concerns about lower inflation. Signs of disinflation also appeared overseas in the U.K. and the eurozone. As a result, the demand for inflation protection decreased resulting in significant outflows from the TIPS asset class. The Barclays TIPS Index returned 2.00% over the reporting period.

The Fund is comprised solely of U.S. government and agency securities, with approximately 40% of the portfolio in U.S. Treasuries, 40% in government agency debt issued primarily by Fannie Mae, Freddie Mac and other agencies, 10% in agency mortgage-backed securities, and 10% in TIPS. The main factor that hindered the Fund’s relative results versus its Lipper peer group and the Barclays U.S. Treasury Index was its TIPS exposure, due to that segment’s underperformance over the period. The Fund’s results were modestly higher than the Barclays U.S. Agency Index as our exposure to higher-yielding agency mortgage-backed holdings outperformed other agency debt. The Fund also benefited from its slightly higher weighting in longer-maturity assets.

What is your outlook?

We expect U.S. economic growth to remain positive but muted around the 2% level, while weaker global growth and the stronger dollar will help keep inflation well contained. If we see another year of growth and U.S. unemployment falling to 5%, the Fed will have met its objective of full employment in a low inflationary environment. With the QE3 program officially ending in October, we anticipate the Fed will begin raising the federal funds rate in mid-to-late 2015, but at a very gradual and measured pace.

Based on our outlook, we believe the Treasury yield curve will flatten further as rates for 10-year-and-longer maturities stay range-bound, while two-to-five-year rates move higher. This will likely result in a more difficult environment for shorter-maturity assets, while securities with maturities longer than five years will likely outperform. Despite the end of the Fed’s monthly purchases, we expect the agency mortgage-backed securities segment to continue to perform well in the coming year. We also believe that energy prices and the TIPS market have likely bottomed and will start rebounding in the coming months.

Because this Fund is intended to serve as a conservative and defensive investment, we do not attempt to make significant shifts in its composition to take advantage of specific market conditions. We expect to maintain a fairly consistent investment profile and good liquidity in case the market experiences a period where risk assets suffer.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Major Market Sectors
(% of Net Assets)
U.S. Government and Agencies	76.7%
Mortgage-Backed Securities	6.1%
Foreign Government	5.9%
Financials	4.3%
Asset-Backed Securities	1.8%
Commercial Mortgage-Backed Securities	1.4%
Utilities	1.0%
Technology	0.5%
Energy	0.5%
Collateralized Mortgage Obligations	0.5%

Top 10 Holdings
(% of Net Assets)
U.S. Treasury Notes	8.8%
Federal National Mortgage Association	5.8%
Federal National Mortgage Association	5.7%
Federal Home Loan Bank	5.4%
U.S. Treasury Notes	5.4%
U.S. Treasury Notes, TIPS	3.7%
U.S. Treasury Notes	3.6%
U.S. Treasury Bonds, TIPS	3.0%
Federal Home Loan Mortgage Corporation	2.9%
U.S. Treasury Notes	2.7%

These securities represent 47.0% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Major Market Sectors, Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2014
Class A2	1-Year	From Inception 2/26/2010
without sales charge	2.56%	3.13%
with sales charge	0.55%	2.69%

Institutional Class[3]	1-Year	From Inception 2/26/2010
Net Asset Value	2.90%	3.47%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 2%.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 2.0% sales charge, while the Barclays U.S. Treasury Index, the Barclays U.S. Agency Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual securities represented in the Index, any charges you would pay would reduce your total return as well.

**

The Barclays U.S. Agency Index is an index that measures the performance of the U.S. investment-grade fixed-income securities market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Barclays U.S. Treasury Index is an index that measures the performance of the U.S. Treasury bond market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT LIMITED MATURITY BOND FUND

Michael G. Landreville, CFA and CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers

The Fund seeks a high level of current income consistent with stability of principal.

The Fund primarily invests in investment-grade debt securities. The value of the Fund is influenced by factors impacting the overall market, debt securities in particular, and specific issuers. The Fund may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment.

How did the Fund perform during the 12-month period ended October 31, 2014?

Thrivent Limited Maturity Bond Fund earned a return of 1.27%, compared with the median return of its peer group, the Lipper Short Investment Grade Debt Funds category, of 1.04%. The Fund’s market benchmark, the Barclays Government/Credit 1-3 Year Bond Index, earned a return of 0.89%.

What factors affected the Fund’s performance?

After months of “taper tantrums” in the financial markets, the Federal Reserve (Fed) officially announced plans to begin gradually reducing its quantitative easing (QE3) program by $10 billion per month starting in January 2014. U.S. economic growth was solid over the reporting period, averaging around the mid-2% range where it has been since the recovery began in 2009. As the job market improved and the U.S. unemployment rate fell to less than 6%, the bond market began to price in Fed interest rate hikes starting sometime in 2015.

The result was a flattening of the yield curve as rates moved higher for Treasury securities with maturities of five years and under, while rates unexpectedly declined for Treasuries with maturities of 10 years and longer. Three-year Treasury rates, for example, rose 0.23% over the fiscal year period, while 30-year Treasuries fell by 0.59%. Generally speaking, however, interest-rate volatility was fairly low throughout the period relative to historical averages. With this backdrop, longer-duration fixed-income assets significantly outperformed shorter-term securities. Because securities with shorter maturities did not benefit from price appreciation in the rising rate environment, the majority of their return was from yield.

The Fund’s outperformance versus both its Lipper peer group and benchmark was primarily the result of its significant overweighting in spread-related securities, particularly three-year to five-year corporate bonds, but also securitized assets. Spread-related assets represented approximately 75% of the Fund, of which 43% was invested mainly in investment-grade corporate bonds with some additional high-yield corporate exposure. The Fund’s securitized weight averaged around 32% and included mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The remaining 25% of the Fund was invested in Treasury and agency securities. By comparison, the Barclays index is comprised of about 80% Treasury and agency securities and has only 20% in spread-related assets. Both corporate bonds and securitized assets substantially outperformed shorter-term Treasuries and agencies over the period. The higher coupons from these sectors provided the Fund with a yield advantage over both its peer group and benchmark.

The Fund also benefited from its positioning for a flattening yield curve by holding a higher percentage—compared to the index—of securities with maturities longer than three years. Given that interest rates went down and prices went up for longer-maturity bonds, this posture helped the Fund’s results.

What is your outlook?

We expect the U.S. economy to continue to grow in the 2.0% to 3.0% range. If we see another year of solid growth combined with the U.S. unemployment rate falling to 5%, the Fed will have met its objective of full employment while keeping inflation in check. Therefore, we anticipate the Fed will begin raising rates in 2015; however, we believe the pace will be measured and the increases may be later in the year than the consensus view is predicting.

Based on our outlook, we believe the Treasury yield curve will flatten further as rates for 10-year-and-longer maturities stay range-bound, while two-to-five-year rates potentially move much higher. Although this ultimately is a difficult environment for a fund focused on shorter-maturity assets, we believe our portfolio is well positioned to weather the storm.

We are positioning the Fund for further yield curve flattening by increasing its allocation to floating-rate securities and to bonds with maturities longer than three years. Floating-rate bonds, which now represent 26% of the Fund, have coupons that reset monthly as rates go up so their prices tend not to drop like a regular bond. We also continue to believe the underlying fundamentals of the U.S. economy, including housing prices and the unemployment rate, are strong enough to warrant an overweight to spread products. Therefore, we are maintaining the Fund’s overweightings in the corporate bond and securitized asset segments, which should provide additional yield to help cushion the negative impact of falling market prices.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Major Market Sectors
(% of Net Assets)
Financials	20.2%
U.S. Government and Agencies	16.8%
Asset-Backed Securities	13.7%
Collateralized Mortgage Obligations	8.6%
Mortgage-Backed Securities	6.3%
Commercial Mortgage-Backed Securities	5.9%
Foreign Government	5.4%
Communications Services	4.7%
Consumer Non-Cyclical	3.4%
Energy	2.6%

Top 10 Holdings
(% of Net Assets)
U.S. Treasury Notes	2.5%
U.S. Treasury Notes	2.3%
U.S. Treasury Bonds, TIPS	2.2%
Federal National Mortgage Association Conventional 15-Yr. Pass Through	1.9%
U.S. Treasury Notes	1.3%
U.S. Treasury Notes	1.2%
U.S. Treasury Notes	1.0%
U.S. Treasury Notes	1.0%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	0.9%
Master Credit Card Trust	0.8%

These securities represent 15.1% of the total net assets of the Fund.

Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Investments in derivatives and short-term investments are not reflected in the table.

Quoted Major Market Sectors, Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Average Annual Total Returns[1]
As of October 31, 2014
Class A2	1-Year	5 Years	10 Years
Net Asset Value	1.27%	2.33%	2.66%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	1.52%	2.61%	2.99%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A shares have no sales load.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

The Barclays Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and fixed-rate debt securities with maturities of 1-3 years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

THRIVENT MONEY MARKET FUND

William D. Stouten, Portfolio Manager

The Fund seeks a high level of current income, while maintaining liquidity and a constant net asset value of $1.00 per share.

The Fund invests in high quality, short-term money market instruments. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Credit risk is the risk that an issuer of a debt security may not pay its debt. Low or declining short-term interest rates can negatively impact the Fund. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. The Fund could experience a loss when selling portfolio securities to meet redemption requests.

How did the Fund perform during the 12-month period ended October 31, 2014?

Thrivent Money Market Fund earned a return of 0.00%, compared with the median net return of its peer group, the Lipper Money Market Funds category, of 0.01%.

What factors affected the Fund’s performance?

The low-yield environment that has persisted since 2009 continued during this fiscal year period. The Federal Reserve (Fed) maintained its accommodative monetary policy with a zero to 0.25% federal funds rate, while the continued decline in money market securities helped drive down rates further out the curve. Since the financial crisis began, the overall low supply/high demand imbalance of money market securities has reached trillions of dollars, while at the same time money market funds are now required to hold at least 30% in liquid assets. The supply of short-term commercial paper has declined as corporations have termed out their funding needs and maintained higher cash balances.

The Fed took the first step in its plan to slowly normalize U.S. monetary policy by ending its quantitative easing program (QE3). The Central Bank also began testing its ability to better control the federal funds rate by entering directly into reverse repurchase (repo) agreements with money market funds. The program has helped put a floor on overnight interest rates and prevented yields from falling into negative territory. Due to the significant lack of supply of securities with zero-to-seven day maturities, demand for the program has at times approached or exceeded the Fed’s $300 billion cap. At the time of this report, the Fed had not clarified the role this repo program will play going forward.

In light of the ongoing low rates, the Fund continued to waive certain fees and expenses to manage its return. We also kept the Fund’s very conservative posture to help maintain credit quality and liquidity, including significant exposure to U.S. government-supported securities, a shorter weighted average maturity (WAM), and more exposure to floating-rate agency notes than our peers. Floating-rate notes are desirable because the coupons will adjust higher if interest rates move, providing protection against such movements.

We also maintained lower exposure in foreign securities versus our peers. The Fund’s foreign weighting is limited to 25% of assets, whereas many of our competitors have much higher limits. In addition, we did not invest in repo agreements with maturities beyond seven days or those backed by nongovernment securities. Many money market funds are increasingly trying to capture yield by investing in longer-dated or nontraditional repos, which are secured by assets other than government securities. Our Fund has avoided exposure to these transactions because of their poor liquidity and additional risk.

What is your outlook?

After several years of debate, the SEC approved Rule 2a-7 reforms in July 2014 that will need to be enacted by money market industry participants over the next two years. The goal of the new rules is to make money market funds more resilient during periods of market stress. Retail money market funds will be required to ensure that each shareholder is an individual and not an institution. Both retail and institutional money market funds will be subject to new rules regarding liquidity fees and redemption gates. These features give funds the ability to impose liquidity fees or suspend redemptions temporarily if liquid assets fall below a certain threshold. Also, institutional funds will need to convert to a floating net asset value (NAV), which will allow their daily share price to fluctuate with changes in the market value of the underlying assets. Retail money market funds, however, will be allowed to maintain stable $1.00 NAVs.

The Fed forecasts economic growth to remain positive but muted in the 2% to 3% range next year. Another year of growth, low inflation and U.S. unemployment falling to 5% may mean that the Central Bank’s accommodative stance has met its objective. With QE3 officially ending in October, many market observers expect the Fed to begin raising rates in 2015.

With spreads tight and rates low, we will not take additional credit or liquidity risks. The Fund is likely to continue returning zero, or close to zero, until the Fed raises the target federal funds rate above the current zero to 0.25% level. Therefore, our near-term plan is to maintain the Fund’s liquidity, emphasize securities with very short maturities, and keep our higher exposure to floating rates in anticipation of higher rates.

An investment in the Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
Government Agency Debt	29.2%
Asset Backed Commercial Paper	19.3%
Other Commercial Paper	14.5%
Other Note	10.4%
Certificate of Deposit	9.8%
Financial Company Commercial Paper	9.1%
Investment Company	7.7%

Total	100.0%

Quoted Portfolio Composition is subject to change.

Average Annual Total Returns[1]
As of October 31, 2014
Class A2	1-Year	5 Years	10 Years
Net Asset Value	0.00%	0.00%	1.50%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	0.00%	0.00%	1.63%

Money Market Portfolio Yields*
As of October 31, 2014
	Class A	Institutional Class
7-Day Yield	0.00%	0.00%
7-Day Yield Gross of Waivers	-0.76%	-0.42%
7-Day Effective Yield	0.00%	0.00%
7-Day Effective Yield Gross of Waivers	-0.76%	-0.42%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A shares have no sales load.
3	Institutional Class shares have no sales load and are available to institutional shareholders and certain Thrivent sponsored programs.
*

Seven-day yields of Thrivent Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the Adviser were not waiving or reimbursing certain expenses associated with the Fund. Yields are subject to daily fluctuation and should not be considered an indication of future results.

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Fund, you incur, depending on the Fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2014	Ending Account Value 10/31/2014	Expenses Paid During Period 5/1/2014 - 10/31/2014*	Annualized Expense Ratio
Thrivent Aggressive Allocation Fund

Actual
Class A	$1,000	$1,040	$4.20	0.82%
Institutional Class	$1,000	$1,042	$2.15	0.42%

Hypothetical**
Class A	$1,000	$1,021	$4.17	0.82%
Institutional Class	$1,000	$1,023	$2.13	0.42%
Thrivent Moderately Aggressive Allocation Fund

Actual
Class A	$1,000	$1,033	$3.87	0.76%
Institutional Class	$1,000	$1,035	$2.00	0.39%

Hypothetical**
Class A	$1,000	$1,021	$3.85	0.76%
Institutional Class	$1,000	$1,023	$1.99	0.39%
Thrivent Moderate Allocation Fund

Actual
Class A	$1,000	$1,029	$3.70	0.72%
Institutional Class	$1,000	$1,031	$1.96	0.38%

Hypothetical**
Class A	$1,000	$1,022	$3.68	0.72%
Institutional Class	$1,000	$1,023	$1.96	0.38%

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

	Beginning Account Value 5/1/2014	Ending Account Value 10/31/2014	Expenses Paid During Period 5/1/2014 - 10/31/2014*	Annualized Expense Ratio
Thrivent Moderately Conservative Allocation Fund

Actual
Class A	$1,000	$1,024	$3.93	0.77%
Institutional Class	$1,000	$1,025	$2.26	0.44%

Hypothetical**
Class A	$1,000	$1,021	$3.93	0.77%
Institutional Class	$1,000	$1,023	$2.26	0.44%
Thrivent Balanced Income Plus Fund

Actual
Class A	$1,000	$1,030	$5.35	1.05%
Institutional Class	$1,000	$1,032	$3.33	0.65%

Hypothetical**
Class A	$1,000	$1,020	$5.32	1.05%
Institutional Class	$1,000	$1,022	$3.31	0.65%
Thrivent Opportunity Income Plus Fund

Actual
Class A	$1,000	$1,015	$4.32	0.85%
Institutional Class	$1,000	$1,017	$3.21	0.63%

Hypothetical**
Class A	$1,000	$1,021	$4.33	0.85%
Institutional Class	$1,000	$1,022	$3.22	0.63%
Thrivent Partner Emerging Markets Equity Fund

Actual
Class A	$1,000	$956	$8.13	1.65%
Institutional Class	$1,000	$958	$6.51	1.32%

Hypothetical**
Class A	$1,000	$1,017	$8.39	1.65%
Institutional Class	$1,000	$1,019	$6.72	1.32%
Thrivent Partner Small Cap Growth Fund

Actual
Class A	$1,000	$1,075	$7.23	1.38%
Institutional Class	$1,000	$1,076	$5.30	1.01%

Hypothetical**
Class A	$1,000	$1,018	$7.03	1.38%
Institutional Class	$1,000	$1,020	$5.15	1.01%
Thrivent Partner Small Cap Value Fund

Actual
Class A	$1,000	$1,011	$6.55	1.29%
Institutional Class	$1,000	$1,014	$4.31	0.85%

Hypothetical**
Class A	$1,000	$1,019	$6.58	1.29%
Institutional Class	$1,000	$1,021	$4.33	0.85%
Thrivent Small Cap Stock Fund

Actual
Class A	$1,000	$1,053	$6.45	1.25%
Institutional Class	$1,000	$1,056	$3.89	0.75%

Hypothetical**
Class A	$1,000	$1,019	$6.34	1.25%
Institutional Class	$1,000	$1,021	$3.82	0.75%

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

	Beginning Account Value 5/1/2014	Ending Account Value 10/31/2014	Expenses Paid During Period 5/1/2014 - 10/31/2014*	Annualized Expense Ratio
Thrivent Mid Cap Growth Fund

Actual
Class A	$1,000	$1,066	$4.95	0.95%
Institutional Class	$1,000	$1,069	$2.68	0.51%

Hypothetical**
Class A	$1,000	$1,020	$4.84	0.95%
Institutional Class	$1,000	$1,023	$2.62	0.51%
Thrivent Partner Mid Cap Value Fund

Actual
Class A	$1,000	$1,052	$6.47	1.25%
Institutional Class	$1,000	$1,053	$4.54	0.88%

Hypothetical**
Class A	$1,000	$1,019	$6.36	1.25%
Institutional Class	$1,000	$1,021	$4.47	0.88%
Thrivent Mid Cap Stock Fund

Actual
Class A	$1,000	$1,069	$5.76	1.10%
Institutional Class	$1,000	$1,071	$3.68	0.70%

Hypothetical**
Class A	$1,000	$1,020	$5.62	1.10%
Institutional Class	$1,000	$1,022	$3.59	0.70%
Thrivent Partner Worldwide Allocation Fund

Actual
Class A	$1,000	$958	$6.91	1.40%
Institutional Class	$1,000	$960	$4.84	0.98%

Hypothetical**
Class A	$1,000	$1,018	$7.12	1.40%
Institutional Class	$1,000	$1,020	$4.99	0.98%
Thrivent Large Cap Growth Fund

Actual
Class A	$1,000	$1,095	$6.34	1.20%
Institutional Class	$1,000	$1,097	$4.26	0.81%

Hypothetical**
Class A	$1,000	$1,019	$6.11	1.20%
Institutional Class	$1,000	$1,021	$4.11	0.81%
Thrivent Large Cap Value Fund

Actual
Class A	$1,000	$1,046	$4.81	0.93%
Institutional Class	$1,000	$1,048	$2.65	0.51%

Hypothetical**
Class A	$1,000	$1,021	$4.75	0.93%
Institutional Class	$1,000	$1,023	$2.62	0.51%
Thrivent Large Cap Stock Fund

Actual
Class A	$1,000	$1,028	$5.20	1.02%
Institutional Class	$1,000	$1,030	$3.11	0.61%

Hypothetical**
Class A	$1,000	$1,020	$5.18	1.02%
Institutional Class	$1,000	$1,022	$3.10	0.61%

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

	Beginning Account Value 5/1/2014	Ending Account Value 10/31/2014	Expenses Paid During Period 5/1/2014 - 10/31/2014*	Annualized Expense Ratio
Thrivent High Yield Fund

Actual
Class A	$1,000	$1,004	$4.05	0.80%
Institutional Class	$1,000	$1,007	$2.47	0.49%

Hypothetical**
Class A	$1,000	$1,021	$4.08	0.80%
Institutional Class	$1,000	$1,023	$2.49	0.49%
Thrivent Income Fund

Actual
Class A	$1,000	$1,022	$3.90	0.76%
Institutional Class	$1,000	$1,023	$2.05	0.40%

Hypothetical**
Class A	$1,000	$1,021	$3.89	0.76%
Institutional Class	$1,000	$1,023	$2.05	0.40%
Thrivent Municipal Bond Fund

Actual
Class A	$1,000	$1,039	$3.82	0.74%
Institutional Class	$1,000	$1,041	$2.51	0.49%

Hypothetical**
Class A	$1,000	$1,021	$3.79	0.74%
Institutional Class	$1,000	$1,023	$2.49	0.49%
Thrivent Government Bond Fund

Actual
Class A	$1,000	$1,020	$4.58	0.90%
Institutional Class	$1,000	$1,021	$2.89	0.57%

Hypothetical**
Class A	$1,000	$1,021	$4.58	0.90%
Institutional Class	$1,000	$1,022	$2.89	0.57%
Thrivent Limited Maturity Bond Fund

Actual
Class A	$1,000	$1,005	$3.13	0.62%
Institutional Class	$1,000	$1,007	$1.89	0.37%

Hypothetical**
Class A	$1,000	$1,022	$3.16	0.62%
Institutional Class	$1,000	$1,023	$1.91	0.37%
Thrivent Money Market Fund

Actual
Class A	$1,000	$1,000	$0.88	0.17%
Institutional Class	$1,000	$1,000	$0.88	0.17%

Hypothetical**
Class A	$1,000	$1,024	$0.89	0.17%
Institutional Class	$1,000	$1,024	$0.89	0.17%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of the Thrivent Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund, Thrivent Moderately Conservative Allocation Fund, Thrivent Balanced Income Plus Fund, Thrivent Opportunity Income Plus Fund, Thrivent Partner Emerging Markets Equity Fund, Thrivent Partner Small Cap Growth Fund, Thrivent Partner Small Cap Value Fund, Thrivent Small Cap Stock Fund, Thrivent Mid Cap Growth Fund, Thrivent Partner Mid Cap Value Fund, Thrivent Mid Cap Stock Fund, Thrivent Partner Worldwide Allocation Fund, Thrivent Large Cap Growth Fund, Thrivent Large Cap Value Fund, Thrivent Large Cap Stock Fund, Thrivent High Yield Fund, Thrivent Income Fund, Thrivent Municipal Bond Fund, Thrivent Government Bond Fund, Thrivent Limited Maturity Bond Fund and Thrivent Money Market Fund (twenty-three of the Thrivent Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, agent banks, transfer agent and brokers provides a reasonable basis for our opinion.

December 17, 2014

PricewaterhouseCoopers LLP, Suite 1400, 225 South Sixth Street, Minneapolis, MN 55402
T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Mutual Funds (53.3%)	Value
Equity Mutual Funds (51.0%)
1,530,785	Thrivent Natural Resources Fund	$14,343,455
698,214	Thrivent Partner Small Cap Value Fund	15,577,160
1,011,313	Thrivent Small Cap Stock Fund	23,179,304
1,613,534	Thrivent Mid Cap Growth Fund	38,886,157
1,859,855	Thrivent Partner Mid Cap Value Fund	28,362,791
1,842,031	Thrivent Mid Cap Stock Fund	47,045,471
10,540,808	Thrivent Partner Worldwide Allocation Fund	106,567,566
6,475,568	Thrivent Large Cap Growth Fund	58,021,094
2,353,715	Thrivent Large Cap Value Fund	48,957,264
978,449	Thrivent Large Cap Stock Fund	27,386,779

	Total	408,327,041

Fixed Income Mutual Funds (2.3%)
895,552	Thrivent High Yield Fund	4,522,539
393,991	Thrivent Income Fund	3,660,180
432,236	Thrivent Opportunity Income Plus Fund	4,486,611
466,300	Thrivent Limited Maturity Bond Fund	5,800,776

	Total	18,470,106

	Total Mutual Funds (cost $323,042,627)	426,797,147

Shares	Common Stock (35.1%)	Value
Consumer Discretionary (5.0%)
2,250	Aaron’s, Inc.	55,710
5,800	Amazon.com, Inc.[a]	1,771,668
7,543	ANN, Inc.[a]	289,576
13,450	Apollo Group, Inc.[a]	385,477
2,950	AutoZone, Inc.[a]	1,632,884
2,750	Bank Mandiri Persero Tbk PTa	66,825
13,700	Barnes & Noble, Inc.[a]	298,934
7,400	Best Buy Company, Inc.	252,636
1,400	Big Lots, Inc.	63,910
2,400	BJ’s Restaurants, Inc.[a]	105,648
1,800	BorgWarner, Inc.	102,636
1,200	Brinker International, Inc.	64,368
17,357	Brunswick Corporation	812,308
15,428	Burlington Stores, Inc.[a]	647,050
3,050	Carnival Corporation	122,457
8,100	Cato Corporation	288,927
7,440	CBS Corporation	403,397
23,680	Cheesecake Factory, Inc.	1,087,859
5,179	Chuy’s Holdings, Inc.[a]	154,904
4,050	Coinstar, Inc.[a]	256,243
58,000	Comcast Corporation[b]	3,210,300
9,396	Core-Mark Holding Company, Inc.	545,250
22,286	Del Frisco’s Restaurant Group, Inc.[a]	517,481
11,698	Delphi Automotive plc	806,928
1,800	DeVry Education Group, Inc.	87,138
10,350	DISH Network Corporation[a]	658,777
8,950	Dollar Tree, Inc.[a]	542,101
12,132	Five Below, Inc.[a]	483,703
23,400	Ford Motor Company	329,706
16,394	G-III Apparel Group, Ltd.[a]	1,300,864
4,475	Harman International Industries, Inc.	480,346
15,700	Home Depot, Inc.[b]	1,531,064
15,364	HomeAway, Inc.[a]	536,204
35,740	Houghton Mifflin Harcourt Company[a]	715,157
21,844	Ignite Restaurant Group, Inc.[a]	150,505
12,907	Imax Corporation[a]	380,240
2,650	iRobot Corporation[a]	94,658
16,125	Kate Spade & Company[a]	437,471
4,800	Kirkland’s, Inc.[a]	85,440
19,250	Kohl’s Corporation	1,043,735
21,787	Las Vegas Sands Corporation	1,356,459
6,650	Liberty Interactive Corporation[a]	173,831
945	Liberty Ventures[a]	33,170
1,311	Lithia Motors, Inc.	101,760
15,550	Lowe’s Companies, Inc.	889,460
10,550	Macy’s, Inc.	610,001
950	Marriott Vacations Worldwide Corporation	65,968
39,962	MDC Partners, Inc.	827,213
350	Michael Kors Holdings, Ltd.[a]	27,507
25,135	Multimedia Games Holding Company, Inc.[a]	877,212
5,500	Nautilus, Inc.[a]	73,590
15,350	NIKE, Inc.	1,427,089
43,530	NutriSystem, Inc.	733,045
7,000	Omnicom Group, Inc.	503,020
7,550	Orbitz Worldwide, Inc.[a]	62,439
17,763	Oxford Industries, Inc.	1,087,984
9,880	Papa John’s International, Inc.	461,989
7,404	Red Robin Gourmet Burgers, Inc.[a]	406,998
3,908	Restoration Hardware Holdings, Inc.[a]	313,891
1,350	Royal Caribbean Cruises, Ltd.	91,759
9,450	Ruby Tuesday, Inc.[a]	72,576
6,400	Scientific Games Corporation[a]	75,328
5,700	Scripps Networks Interactive, Inc.	440,268
9,250	Select Comfort Corporation[a]	237,632
2,466	Shutterfly, Inc.[a]	103,153
9,847	Skechers USA, Inc.[a]	539,123
19,850	Starbucks Corporation	1,499,866
11,325	Tenneco, Inc.[a]	592,977
3,760	Time Warner Cable, Inc.	553,510
12,200	Toll Brothers, Inc.[a]	389,790
50,600	Tuesday Morning Corporation[a]	1,031,734
2,950	Ulta Salon Cosmetics & Fragrance, Inc.[a]	356,390
4,774	Vail Resorts, Inc.	412,283
5,800	Wyndham Worldwide Corporation	450,486

	Total	39,679,986

Consumer Staples (1.3%)
7,650	Anheuser-Busch InBev NV ADR	848,997
3,550	Archer-Daniels-Midland Company	166,850
5,710	B&G Foods, Inc.	168,217
3,466	Boston Beer Company, Inc.[a]	863,034
1,250	Coca-Cola Enterprises, Inc.	54,187
1,500	Colgate-Palmolive Company	100,320
24,070	CVS Health Corporation	2,065,447
3,450	Green Mountain Coffee Roasters, Inc.	523,538
4,600	Ingredion, Inc.	355,350
2,630	Kimberly-Clark Corporation	300,530
1,500	Kroger Company	83,565
4,050	Molson Coors Brewing Company	301,239
21,823	Mondelez International, Inc.	769,479
9,621	Natural Grocers by Vitamin Cottage, Inc.[a]	174,236
2,630	Pantry, Inc.[a]	67,775
2,903	Philip Morris International, Inc.[b]	258,396
1,950	Pilgrim’s Pride Corporation[a]	55,400
8,500	Pinnacle Foods, Inc.	287,300
42,500	Rite Aid Corporation[a]	223,125
5,680	TreeHouse Foods, Inc.[a]	483,766
12,473	United Natural Foods, Inc.[a]	848,413
1,500	Wal-Mart Stores, Inc.	114,405

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (35.1%)	Value
Consumer Staples (1.3%) - continued
33,230	WhiteWave Foods Company[a]	$1,237,153
4,650	Whole Foods Market, Inc.	182,884

	Total	10,533,606

Energy (2.4%)
1,775	Atwood Oceanics, Inc.[a]	72,154
2,000	Baker Hughes, Inc.	105,920
1,890	Bonanza Creek Energy, Inc.[a]	85,504
20,600	Cabot Oil & Gas Corporation	640,660
23,130	Cameron International Corporation[a]	1,377,391
3,100	Chesapeake Energy Corporation	68,758
3,480	Chevron Corporation[b]	417,426
850	Cimarex Energy Company	96,619
6,950	Comstock Resources, Inc.	82,288
635	Concho Resources, Inc.[a]	69,234
1,200	ConocoPhillips	86,580
5,100	Denbury Resources, Inc.	63,240
1,975	Diamondback Energy, Inc.[a]	135,169
650	Energen Corporation	44,005
1,200	Ensco plc	48,708
13,720	EOG Resources, Inc.	1,304,086
5,621	EQT Corporation	528,599
1,350	Exterran Holdings, Inc.	53,096
20,150	Exxon Mobil Corporation	1,948,706
2,500	Green Plains, Inc.	85,500
1,450	Gulfmark Offshore, Inc.	43,732
700	Gulfport Energy Corporation[a]	35,126
2,950	Helix Energy Solutions Group, Inc.[a]	78,588
1,200	Helmerich & Payne, Inc.	104,184
1,350	Hess Corporation	114,493
1,925	HollyFrontier Corporation	87,357
37,684	Kodiak Oil & Gas Corporation[a]	406,610
5,950	Kosmos Energy, Ltd.[a]	55,514
46,464	Marathon Oil Corporation	1,644,826
17,880	Market Vectors Oil Service ETF	808,176
21,300	Nabors Industries, Ltd.	380,205
1,050	National Oilwell Varco, Inc.	76,272
1,700	Newfield Exploration Company[a]	55,437
2,020	Noble Corporation	42,258
1,365	Noble Energy, Inc.	78,665
36,468	Oasis Petroleum, Inc.[a]	1,092,581
1,265	Oceaneering International, Inc.	88,892
1,125	Oil States International, Inc.[a]	67,208
10,350	Patterson-UTI Energy, Inc.	238,360
1,777	PDC Energy, Inc.[a]	77,690
35,017	Penn Virginia Corporation[a]	300,096
380	Pioneer Natural Resources Company	71,843
1,700	QEP Resources, Inc.	42,619
38,080	Rex Energy Corporation[a]	298,547
8,780	Rosetta Resources, Inc.[a]	333,903
1,880	Rowan Companies plc	45,628
15,930	Schlumberger, Ltd.	1,571,654
3,400	Seadrill, Ltd.	78,200
6,276	SemGroup Corporation	481,683
990	SM Energy Company	55,737
13,450	Southwestern Energy Company[a]	437,259
7,850	Superior Energy Services, Inc.	197,427
11,600	Total SA ADR	694,724
36,706	Trinidad Drilling, Ltd.	239,051
78,500	Weatherford International, Ltd.[a]	1,288,970
2,850	Whiting Petroleum Corporation[a]	174,534
2,750	WPX Energy, Inc.[a]	52,580

	Total	19,254,272

Financials (5.9%)
2,890	ACE, Ltd.	315,877
4,064	Affiliated Managers Group, Inc.[a]	811,947
9,680	Allied World Assurance Company Holdings AG	367,840
5,150	Allstate Corporation	333,977
7,600	American Assets Trust, Inc.	291,384
3,550	American Express Company	319,322
1,850	American Financial Group, Inc.	110,686
10,800	American International Group, Inc.	578,556
6,400	AmTrust Financial Services, Inc.	287,168
5,901	Argo Group International Holdings, Ltd.	329,276
1,650	Assurant, Inc.	112,563
15,780	Assured Guaranty, Ltd.	364,202
70,480	Bank of America Corporation	1,209,437
18,789	Bank of the Ozarks, Inc.	662,124
2,450	Banner Corporation	105,889
24,840	BBCN Bancorp, Inc.	351,238
12,050	Berkshire Hathaway, Inc.[a]	1,688,928
8,800	Blackstone Group, LP	265,056
4,500	Boston Private Financial Holdings, Inc.	59,175
5,050	Camden Property Trust	387,184
6,100	Capital One Financial Corporation	504,897
1,850	CBRE Group, Inc.[a]	59,200
14,563	Chesapeake Lodging Trust	481,162
31,920	Citigroup, Inc.	1,708,678
1,702	CNA Financial Corporation	66,514
53,580	CNO Financial Group, Inc.	971,405
10,450	Comerica, Inc.	498,883
3,200	Corporate Office Properties Trust	87,488
3,950	Crown Castle International Corporation	308,574
3,150	DDR Corporation	57,141
6,644	Deutsche Bank AG	208,090
5,850	Digital Realty Trust, Inc.	403,592
4,800	Discover Financial Services	306,144
18,900	Duke Realty Corporation	358,344
23,310	Education Realty Trust, Inc.	262,471
1,950	Equity Lifestyle Properties, Inc.	95,745
22,675	Essent Group, Ltd.[a]	551,910
10,268	Evercore Partners, Inc.	531,574
4,600	Extra Space Storage, Inc.	267,536
4,300	FBR & Company[a]	103,802
10,800	First Horizon National Corporation	138,888
23,950	First Niagara Financial Group, Inc.	179,386
11,200	First Republic Bank	570,416
14,700	Fulton Financial Corporation	174,636
9,015	Gaming and Leisure Properties, Inc.	281,719
2,400	General Growth Properties, Inc.	62,184
10,400	Government Properties Income Trust	237,328
4,350	Green Dot Corporation[a]	103,965
46,401	Hanmi Financial Corporation	995,301
1,650	Hanover Insurance Group, Inc.	110,451
15,341	HCC Insurance Holdings, Inc.	800,647
23,068	Host Hotels & Resorts, Inc.	537,715
119,150	Huntington Bancshares, Inc.	1,180,776
1,300	Intercontinental Exchange, Inc.	270,777
19,420	Invesco, Ltd.	785,927
14,653	iShares Russell 2000 Growth Index Fund	2,016,692
12,820	iShares Russell 2000 Index Fund	1,494,299
15,901	J.P. Morgan Chase & Company	961,692
21,542	Kennedy-Wilson Holdings, Inc.	583,573
30,250	KeyCorp	399,300
11,468	Lazard, Ltd.	564,340

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (35.1%)	Value
Financials (5.9%) - continued
3,750	M&T Bank Corporation	$458,175
7,400	MBIA, Inc.[a]	72,224
15,610	MetLife, Inc.	846,686
1,050	Mid-America Apartment Communities, Inc.	74,193
23,920	Morgan Stanley	836,004
15,250	NASDAQ OMX Group, Inc.	659,715
8,350	Northern Trust Corporation	553,605
25,839	PacWest Bancorp	1,102,292
12,400	Parkway Properties, Inc.	248,620
14,620	Pebblebrook Hotel Trust	622,812
9,050	Popular, Inc.[a]	288,514
2,772	ProShares Ultra S&P 500	340,512
6,800	Prudential Financial, Inc.	602,072
2,500	RLJ Lodging Trust	80,550
700	Sovran SelfStorage, Inc.	59,563
43,200	SPDR Euro Stoxx 50 ETF	1,653,264
25,209	SPDR S&P 500 ETF Trust	5,083,647
4,050	Sunstone Hotel Investors, Inc.	62,006
4,120	SVB Financial Group[a]	461,399
34,500	Synovus Financial Corporation	874,920
19,440	Terreno Realty Corporation	409,406
4,290	Texas Capital Bancshares, Inc.[a]	262,334
5,000	United Community Banks, Inc.	90,150
2,400	Unum Group	80,304
3,750	W.R. Berkley Corporation	193,275
4,250	Wells Fargo & Company	225,632
37,086	Western Alliance Bancorp[a]	987,229
2,100	Weyerhaeuser Company	71,106
19,650	Zions Bancorporation	569,261

	Total	47,104,461

Health Care (5.7%)
1,150	Abaxis, Inc.	60,559
2,450	Abbott Laboratories	106,795
12,594	Acadia Healthcare Company, Inc.[a]	781,458
1,850	Acceleron Pharma, Inc.[a]	68,413
18,750	Acorda Therapeutics, Inc.[a]	652,875
5,900	Actavis, Inc.[a]	1,432,166
11,700	Aetna, Inc.	965,367
17,850	Affymetrix, Inc.[a]	160,828
34,133	Akorn, Inc.[a]	1,520,625
1,200	Alexion Pharmaceuticals, Inc.[a]	229,632
14,607	Align Technology, Inc.[a]	768,620
31,750	Allscripts Healthcare Solutions, Inc.[a]	435,610
8,750	Amgen, Inc.	1,419,075
5,750	AMN Healthcare Services, Inc.[a]	98,613
1,550	AmSurg Corporation[a]	83,716
8,250	Baxter International, Inc.	578,655
700	Biogen Idec, Inc.[a]	224,756
23,520	BioScrip, Inc.[a]	151,939
60,200	Boston Scientific Corporation[a]	799,456
20,536	Bruker Corporation[a]	425,711
3,426	C.R. Bard, Inc.	561,761
17,500	Cambrex Corporation[a]	368,900
7,550	Cardinal Health, Inc.	592,524
14,584	Cardiovascular Systems, Inc.[a]	452,104
14,816	Centene Corporation[a]	1,372,999
30,850	Cerner Corporation[a]	1,954,039
1,600	Charles River Laboratories International, Inc.[a]	101,056
5,890	Covidien plc	544,472
7,397	Cubist Pharmaceuticals, Inc.[a]	534,729
11,549	Cyberonics, Inc.[a]	606,322
44,645	Depomed, Inc.[a]	687,533
3,700	Endo International plc[a]	247,604
51,303	ExamWorks Group, Inc.[a]	1,989,530
4,000	Express Scripts Holding Company[a]	307,280
26,450	Gilead Sciences, Inc.[a]	2,962,400
1,150	Greatbatch, Inc.[a]	57,719
2,200	HCA Holdings, Inc.[a]	154,110
28,579	Healthcare Services Group, Inc.	851,083
22,800	Hologic, Inc.[a]	597,132
4,400	Illumina, Inc.[a]	847,352
24,272	Impax Laboratories, Inc.[a]	703,160
40,179	Ironwood Pharmaceuticals, Inc.[a]	563,310
22,346	Johnson & Johnson	2,408,452
7,327	LifePoint Hospitals, Inc.[a]	512,890
3,100	Mallinckrodt, LLC[a]	285,758
3,000	McKesson Corporation	610,230
17,920	Merck & Company, Inc.[b]	1,038,285
42,667	Neurocrine Biosciences, Inc.[a]	790,193
13,100	Novavax, Inc.[a]	73,360
10,788	NPS Pharmaceuticals, Inc.[a]	295,591
50,942	NuVasive, Inc.[a]	2,083,528
7,400	PAREXEL International Corporation[a]	401,894
24,250	Pfizer, Inc.	726,287
2,650	PharMerica Corporation[a]	76,029
1,500	Providence Service Corporation[a]	66,270
2,424	Puma Biotechnology, Inc.[a]	607,454
2,350	Qiagen NVa	55,131
1,600	Quintiles Transnational Holdings, Inc.[a]	93,664
8,050	Spectrum Pharmaceuticals, Inc.[a]	61,019
12,403	Team Health Holdings, Inc.[a]	775,684
15,920	Teleflex, Inc.	1,816,790
550	Thermo Fisher Scientific, Inc.	64,663
13,600	UnitedHealth Group, Inc.	1,292,136
5,300	Universal Health Services, Inc.	549,663
15,750	Vertex Pharmaceuticals, Inc.[a]	1,774,080
6,800	Volcano Corporation[a]	68,816
3,700	Waters Corporation[a]	409,960
3,500	WellPoint, Inc.	443,415

	Total	45,403,230

Industrials (4.9%)
1,500	3M Company	230,655
2,100	AAR Corporation	55,650
19,700	ADT Corporation	706,048
11,060	Apogee Enterprises, Inc.	485,534
2,550	Argan, Inc.	88,766
11,200	Boeing Company[b]	1,398,992
3,177	Briggs & Stratton Corporation	64,207
3,500	Caterpillar, Inc.	354,935
1,523	Chart Industries, Inc.[a]	70,896
15,550	CLARCOR, Inc.	1,041,228
17,600	CSX Corporation[b]	627,088
8,760	Curtiss-Wright Corporation	606,280
66,900	Delta Air Lines, Inc.	2,691,387
26,553	EMCOR Group, Inc.	1,171,784
6,180	Esterline Technologies Corporation[a]	723,740
7,250	Federal Signal Corporation	102,950
6,800	Flowserve Corporation	462,332
21,100	Fluor Corporation	1,399,774
8,830	GATX Corporation	559,822
6,615	Generac Holdings, Inc.[a]	299,924
25,564	Granite Construction, Inc.	943,567
11,549	H&E Equipment Services, Inc.	431,817
9,714	Heico Corporation	526,887
8,450	Hertz Global Holdings, Inc.[a]	185,224
26,800	HNI Corporation	1,250,220
5,039	Honeywell International, Inc.	484,349

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (35.1%)	Value
4,550	Huntington Ingalls Industries, Inc.	$481,481
6,398	Huron Consulting Group, Inc.[a]	445,365
11,200	Ingersoll-Rand plc	701,344
5,750	Insperity, Inc.	181,470
80,847	Interface, Inc.	1,295,977
5,130	Jacobs Engineering Group, Inc.[a]	243,419
8,900	KAR Auction Services, Inc.	270,204
2,151	Kimball International, Inc.	38,675
38,680	Korn/Ferry International[a]	1,080,332
17,100	Landstar System, Inc.	1,265,571
4,250	Manpower, Inc.	283,688
15,399	MasTec, Inc.[a]	441,027
4,350	Meritor, Inc.[a]	49,982
8,401	Middleby Corporation[a]	743,489
4,100	Mistras Group, Inc.[a]	67,609
1,200	Old Dominion Freight Line, Inc.[a]	87,444
24,330	On Assignment, Inc.[a]	708,003
15,112	Oshkosh Corporation	676,413
4,532	Parker Hannifin Corporation	575,700
4,270	Pentair, Ltd.	286,303
21,129	PGT, Inc.[a]	198,718
31,640	Progressive Waste Solutions, Ltd.	924,837
14,282	Proto Labs, Inc.[a]	933,614
5,100	Quanta Services, Inc.[a]	173,808
39,035	Ritchie Brothers Auctioneers, Inc.	952,064
15,926	Saia, Inc.[a]	780,693
56,300	Southwest Airlines Company	1,941,224
1,650	Spirit Aerosystems Holdings, Inc.[a]	64,911
15,894	Spirit Airlines, Inc.[a]	1,162,010
20,988	Swift Transportation Company[a]	518,404
9,740	Tennant Company	718,130
10,946	Tutor Perini Corporation[a]	306,597
17,800	Union Pacific Corporation	2,072,810
5,600	United Continental Holdings, Inc.[a]	295,736
1,250	United Technologies Corporation	133,750
3,750	WABCO Holdings, Inc.[a]	365,175
2,047	WageWorks, Inc.[a]	116,699
5,013	Watsco, Inc.	509,421
5,811	Watts Water Technologies, Inc.	352,321

	Total	39,408,474

Information Technology (8.0%)
19,009	A10 Networks, Inc.[a]	83,640
10,050	Akamai Technologies, Inc.[a]	606,015
5,790	Alibaba Group Holding, Ltd. ADR[a]	570,894
3,700	Alliance Data Systems Corporation[a]	1,048,395
6,188	Ambarella, Inc.[a]	274,067
5,800	Amdocs, Ltd.	275,732
66,089	Apple, Inc.[b]	7,137,612
38,994	Applied Materials, Inc.	861,377
62,986	Applied Micro Circuits Corporation[a]	407,519
9,850	Applied Optoelectronics, Inc.[a]	158,979
4,000	Arris Group, Inc.[a]	120,080
23,795	Aspen Technology, Inc.[a]	878,749
130,500	Atmel Corporation[a]	968,310
3,250	AVG Technologies NVa	58,240
6,404	Belden, Inc.	455,901
2,600	Booz Allen Hamilton Holding Corporation	68,510
16,900	Broadcom Corporation	707,772
25,120	Broadridge Financial Solutions, Inc.	1,103,522
28,950	Brocade Communications Systems, Inc.	310,633
3,805	CalAmp Corporation[a]	73,360
14,885	Cardtronics, Inc.[a]	571,435
8,987	Cavium, Inc.[a]	461,123
5,600	CDW Corporation	172,704
15,334	ChannelAdvisor Corporation[a]	212,989
3,050	Cirrus Logic, Inc.[a]	58,865
49,330	Cisco Systems, Inc.	1,207,105
4,250	Citrix Systems, Inc.[a]	272,977
10,874	Cognex Corporation[a]	430,175
5,639	Coherent, Inc.[a]	367,381
6,550	Computer Sciences Corporation	395,620
14,439	Constant Contact, Inc.[a]	510,563
17,327	Cornerstone OnDemand, Inc.[a]	628,450
43,250	Corning, Inc.	883,597
10,182	Dealertrack Technologies, Inc.[a]	479,063
11,869	Demandware, Inc.[a]	711,547
5,650	Digital River, Inc.[a]	144,470
3,200	Diodes, Inc.[a]	82,656
23,872	DST Systems, Inc.	2,300,067
27,524	eBay, Inc.[a]	1,445,010
7,150	Electronic Arts, Inc.[a]	292,935
7,228	Electronics for Imaging, Inc.[a]	330,464
92,900	EMC Corporation	2,669,017
27,650	Facebook, Inc.[a]	2,073,474
8,950	Fairchild Semiconductor International, Inc.[a]	137,383
7,060	FEI Company	595,017
2,625	Google, Inc.[a]	1,467,585
3,000	Google, Inc., Class Aa	1,703,610
34,668	Guidewire Software, Inc.[a]	1,731,320
1,600	iGATE Corporation[a]	59,280
1,500	International Business Machines Corporation	246,600
26,511	Juniper Networks, Inc.	558,587
7,655	Lexmark International, Inc.	330,390
4,550	LinkedIn Corporation[a]	1,041,768
4,050	Liquidity Services, Inc.[a]	51,759
7,604	Manhattan Associates, Inc.[a]	304,996
17,650	Marvell Technology Group, Ltd.	237,216
14,950	MasterCard, Inc.	1,252,063
49,357	MaxLinear, Inc.[a]	349,941
6,271	Methode Electronics, Inc.	246,952
10,850	Microsoft Corporation	509,407
9,907	Monolithic Power Systems, Inc.	437,790
60,300	NetApp, Inc.	2,580,840
47,748	NVIDIA Corporation	932,996
16,900	Oracle Corporation	659,945
18,605	Plantronics, Inc.	965,041
4,750	Polycom, Inc.[a]	62,130
27,763	Proofpoint, Inc.[a]	1,222,683
29,500	QUALCOMM, Inc.[b]	2,316,045
9,150	Red Hat, Inc.[a]	539,118
25,950	Salesforce.com, Inc.[a]	1,660,541
6,050	Sanmina Corporation[a]	151,674
25,536	Sonus Networks, Inc.[a]	88,610
1,361	SPS Commerce, Inc.[a]	79,346
5,469	SunPower Corporation[a]	174,133
7,500	Symantec Corporation	186,150
3,308	Synaptics, Inc.[a]	226,366
3,000	Take-Two Interactive Software, Inc.[a]	79,350
9,700	Teradata Corporation[a]	410,504
23,439	Teradyne, Inc.	431,278
9,950	Texas Instruments, Inc.	494,117
15,790	Textura Corporation[a]	420,646
2,080	Tyler Technologies, Inc.[a]	232,794
19,550	Ubiquiti Networks, Inc.	699,304
4,081	Ultimate Software Group, Inc.[a]	614,231
2,550	Unisys Corporation[a]	65,382
39,871	Virtusa Corporation[a]	1,633,914

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (35.1%)	Value
Information Technology (8.0%) - continued
5,350	Visa, Inc.	$1,291,651
13,800	VMware, Inc.[a]	1,153,266
2,350	Workday, Inc.[a]	224,378
36,550	Xerox Corporation	485,384

	Total	64,214,475

Materials (1.2%)
4,420	Celanese Corporation	259,587
17,401	Chemtura Corporation[a]	405,269
1,250	Clearwater Paper Corporation[a]	80,438
800	Compass Minerals International, Inc.	68,544
2,550	Crown Holdings, Inc.[a]	122,221
6,650	Dow Chemical Company	328,510
8,600	Eagle Materials, Inc.	751,898
2,700	Eastman Chemical Company	218,106
5,750	Ferro Corporation[a]	75,440
54,962	Graphic Packaging Holding Company[a]	666,689
31,320	Horsehead Holding Corporation[a]	492,037
1,500	Innophos Holdings, Inc.	85,500
6,513	KapStone Paper and Packaging Corporation[a]	200,340
800	LyondellBasell Industries NV	73,304
19,620	Materials Select Sector SPDR Fund	949,608
4,950	Nucor Corporation	267,597
12,000	Owens-Illinois, Inc.[a]	309,240
3,900	Packaging Corporation of America	281,112
16,570	PolyOne Corporation	613,256
5,350	Royal Gold, Inc.	305,752
35,901	Senomyx, Inc.[a]	284,336
7,994	Silgan Holdings, Inc.	392,985
1,400	Sonoco Products Company	57,218
9,550	Southern Copper Corporation	274,849
27,994	Steel Dynamics, Inc.	644,142
2,100	Tronox, Ltd.	50,778
14,768	U.S. Silica Holdings, Inc.	663,083
1,300	Westlake Chemical Corporation	91,715
1,400	Worthington Industries, Inc.	54,110

	Total	9,067,664

Telecommunications Services (0.2%)
13,600	AT&T, Inc.	473,824
13,120	Cogent Communications Holdings	445,293
10,994	Verizon Communications, Inc.	552,448
16,000	Vonage Holdings Corporation[a]	55,680

	Total	1,527,245

Utilities (0.5%)
2,300	Atmos Energy Corporation	121,900
5,700	Edison International, Inc.	356,706
4,950	Laclede Group, Inc.	251,311
7,210	NiSource, Inc.	303,253
22,650	NorthWestern Corporation	1,196,826
14,530	PG&E Corporation	731,150
6,970	Portland General Electric Company	253,778
10,850	Public Service Enterprise Group, Inc.	448,213
3,750	Southern Company	173,850
2,050	Vectren Corporation	92,147
5,700	Wisconsin Energy Corporation	283,062

	Total	4,212,196

	Total Common Stock (cost $232,900,897)	280,405,609

Principal Amount	Long-Term Fixed Income (2.1%)	Value
Asset-Backed Securities (0.1%)
	Renaissance Home Equity Loan Trust
$650,000	6.011%, 5/25/2036[c]	464,836

	Total	464,836

Collateralized Mortgage Obligations (0.1%)
	MASTR Alternative Loans Trust
56,691	0.602%, 12/25/2035[d]	31,304
	Residential Asset Securitization Trust
75,496	0.532%, 8/25/2037[d]	29,759
	Sequoia Mortgage Trust
22,016	2.664%, 9/20/2046	914
150,541	2.664%, 9/20/2046	127,582
	WaMu Mortgage Pass Through Certificates
68,777	2.237%, 9/25/2036	61,592
101,546	2.293%, 10/25/2036	87,089

	Total	338,240

Commercial Mortgage-Backed Securities (<0.1%)
	Credit Suisse Mortgage Capital Certificates
250,000	5.509%, 9/15/2039	267,006

	Total	267,006

Mortgage-Backed Securities (0.8%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
750,000	3.000%, 11/1/2029[e]	776,602
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
750,000	4.000%, 11/1/2044[e]	795,644
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
950,000	3.500%, 11/1/2029[e]	1,003,734
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,450,000	3.500%, 11/1/2044[e]	1,499,390
1,325,000	4.000%, 11/1/2044[e]	1,406,777
1,225,000	4.500%, 11/1/2044[e]	1,327,594

	Total	6,809,741

U.S. Government and Agencies (1.1%)
	U.S. Treasury Bonds
3,710,000	3.000%, 5/15/2042	3,678,116
	U.S. Treasury Notes
75,000	0.625%, 10/15/2016	75,170
175,000	1.625%, 4/30/2019	175,779
250,000	2.125%, 9/30/2021	251,406
2,550,000	3.625%, 2/15/2044	2,829,904
	U.S. Treasury Notes, TIPS
2,058,000	0.125%, 4/15/2018	2,083,404

	Total	9,093,779

	Total Long-Term Fixed Income (cost $16,667,238)	16,973,602

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares or Principal Amount	Short-Term Investments (9.6%)[f]	Value
	Federal Home Loan Bank Discount Notes
200,000	0.080%, 11/5/2014[b]	$199,998
2,000,000	0.055%, 11/12/2014	1,999,966
3,000,000	0.035%, 11/14/2014	2,999,962
2,000,000	0.055%, 11/21/2014	1,999,939
38,000,000	0.020%, 11/26/2014	37,999,472
2,000,000	0.047%, 12/3/2014	1,999,916
2,000,000	0.070%, 12/5/2014[b]	1,999,868
100,000	0.055%, 12/12/2014[b]	99,994
6,000,000	0.070%, 12/24/2014	5,999,382
2,000,000	0.040%, 1/2/2015	1,999,862
4,000,000	0.055%, 1/21/2015	3,999,505
2,000,000	0.063%, 1/23/2015	1,999,710
1,900,000	0.090%, 4/24/2015[b]	1,899,174
	Federal Home Loan Mortgage Corporation Discount Notes
8,400,000	0.065%, 11/20/2014[b]	8,399,712
	Federal National Mortgage Association Discount Notes
3,000,000	0.045%, 1/5/2015[b]	2,999,756

	Total Short-Term Investments (at amortized cost)	76,596,216

	Total Investments (cost $649,206,978) 100.1%	$800,772,574

	Other Assets and Liabilities, Net (0.1%)	(929,687)

	Total Net Assets 100.0%	$799,842,887

a	Non-income producing security.
b	At October 31, 2014, $17,058,005 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
c	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2014.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2014.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$152,130,012
Gross unrealized depreciation	(5,214,807)

Net unrealized appreciation (depreciation)	$146,915,205

Cost for federal income tax purposes	$653,857,369

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2014, in valuing Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Mutual Funds
Equity Mutual Funds	408,327,041	408,327,041	–	–
Fixed Income Mutual Funds	18,470,106	18,470,106	–	–

Common Stock
Consumer Discretionary	39,679,986	39,679,986	–	–
Consumer Staples	10,533,606	10,533,606	–	–
Energy	19,254,272	19,015,221	239,051	–
Financials	47,104,461	47,104,461	–	–
Health Care	45,403,230	45,403,230	–	–
Industrials	39,408,474	39,408,474	–	–
Information Technology	64,214,475	64,214,475	–	–
Materials	9,067,664	9,067,664	–	–
Telecommunications Services	1,527,245	1,527,245	–	–
Utilities	4,212,196	4,212,196	–	–

Long-Term Fixed Income
Asset-Backed Securities	464,836	–	464,836	–
Collateralized Mortgage Obligations	338,240	–	338,240	–
Commercial Mortgage-Backed Securities	267,006	–	267,006	–
Mortgage-Backed Securities	6,809,741	–	6,809,741	–
U.S. Government and Agencies	9,093,779	–	9,093,779	–
Short-Term Investments	76,596,216	–	76,596,216	–

Total	$800,772,574	$706,963,705	$93,808,869	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	4,767,907	4,767,907	–	–

Total Asset Derivatives	$4,767,907	$4,767,907	$–	$–

Liability Derivatives
Futures Contracts	4,636,572	4,636,572	–	–

Total Liability Derivatives	$4,636,572	$4,636,572	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2014. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/ (Loss)
2-Yr. U.S. Treasury Bond Futures	(67)	December 2014	($14,668,608)	($14,710,687)	($42,079)
5-Yr. U.S. Treasury Bond Futures	(117)	December 2014	(13,863,657)	(13,973,274)	(109,617)
10-Yr. U.S. Treasury Bond Futures	(60)	December 2014	(7,531,692)	(7,581,563)	(49,871)
30-Yr. U.S. Treasury Bond Futures	30	December 2014	4,146,155	4,232,813	86,658
Eurex EURO STOXX 50 Futures	1,189	December 2014	47,795,924	46,353,701	(1,442,223)
Mini MSCI EAFE Index Futures	118	December 2014	11,075,924	10,832,400	(243,524)
Russell 2000 Index Mini-Futures	(317)	December 2014	(36,170,556)	(37,120,700)	(950,144)
S&P 400 Index Mini-Futures	(781)	December 2014	(108,743,626)	(110,542,740)	(1,799,114)
S&P 500 Index Futures	327	December 2014	159,940,836	164,431,950	4,491,114
Ultra Long Term U.S. Treasury Bond Futures	58	December 2014	8,904,989	9,095,124	190,135
Total Futures Contracts					$131,335

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2014, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$276,793
Total Interest Rate Contracts		276,793

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	4,491,114
Total Equity Contracts		4,491,114
Total Asset Derivatives		$4,767,907

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	201,567
Total Interest Rate Contracts		201,567

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	4,435,005
Total Equity Contracts		4,435,005
Total Liability Derivatives		$4,636,572

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2014, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	617,825

Total Interest Rate Contracts		617,825

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	7,694,325

Total Equity Contracts		7,694,325

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(31,184)

Total Credit Contracts		(31,184)

Total		$8,280,966

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2014, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	293,837

Total Interest Rate Contracts		293,837

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,840,786)

Total Equity Contracts		(1,840,786)

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(5,670)

Total Credit Contracts		(5,670)

Total		($1,552,619)

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

The following table presents Aggressive Allocation Fund’s average volume of derivative activity during the period ended October 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*
Equity Contracts	$306,839,992	40.5%	N/A
Interest Rate Contracts	34,395,519	4.5	N/A
Credit Contracts	N/A	N/A	$22,166

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Aggressive Allocation Fund, is as follows:

Fund	Value October 31, 2013	Gross Purchases	Gross Sales	Shares Held at October 31, 2014	Value October 31, 2014	Income Earned November 1, 2013 - October 31, 2014
Opportunity Income Plus	$7,089,536	$256,265	$2,900,000	432,236	$4,486,611	$256,833
Natural Resources	15,606,171	110,960	–	1,530,785	14,343,455	110,960
Partner Small Cap Growth	58,790,709	7,888,596	58,769,680	–	–	–
Partner Small Cap Value	14,679,292	467,934	–	698,214	15,577,160	54,742
Small Cap Stock	21,072,973	145,997	–	1,011,313	23,179,304	–
Mid Cap Growth	35,434,050	3,919,149	–	1,613,534	38,886,157	–
Partner Mid Cap Value	24,710,652	4,666,691	–	1,859,855	28,362,791	128,783
Mid Cap Stock	40,553,646	144,003	–	1,842,031	47,045,471	144,003
Partner Worldwide Allocation	106,995,683	2,191,870	–	10,540,808	106,567,566	2,191,870
Large Cap Growth	49,365,412	182,168	–	6,475,568	58,021,094	182,168
Large Cap Value	43,527,269	576,568	–	2,353,715	48,957,264	576,568
Large Cap Stock	24,556,029	2,395,199	–	978,449	27,386,779	202,943
High Yield	8,654,617	1,244,198	5,327,364	895,552	4,522,539	463,065
Income	5,859,319	2,137,735	4,496,138	393,991	3,660,180	231,598
Limited Maturity Bond	–	12,899,105	7,044,256	466,300	5,800,776	158,011
Cash Management Trust- Collateral Investment	–	5,766,219	5,766,219	–	–	125
Total Value and Income Earned	456,895,358				426,797,147	4,701,669

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Bank Loans (2.3%)[a]	Value
Basic Materials (0.2%)
	Axalta Coating Systems US Holdings, Inc.,Term Loan
$358,728	3.750%, 2/1/2020	$352,677
	Fortescue Metals Group, Ltd., Term Loan
2,033,707	3.750%, 6/30/2019	1,982,173
	Ineos Group Holdings, Ltd., Term Loan
624,454	3.750%, 5/4/2018	615,867
	NewPage Corporation, Term Loan
600,000	9.500%, 2/11/2021	581,400
	Wausau Paper Corporation, Term Loan
523,688	6.500%, 7/30/2020	517,142

	Total	4,049,259

Capital Goods (0.1%)
	ADS Waste Holdings, Inc., Term Loan
677,925	3.750%, 10/9/2019	662,841
	Berry Plastics Group, Inc., Term Loan
812,625	3.500%, 2/8/2020	794,853
	Silver II Borrower, Term Loan
207,399	4.000%, 12/13/2019	203,597
	STHI Holding Corporation, Term Loan
185,000	4.500%, 8/6/2021	183,844

	Total	1,845,135

Communications Services (0.7%)
	Atlantic Broadband Penn, LLC, Term Loan
264,517	3.250%, 11/30/2019	261,012
	Birch Communication Inc., Term Loan
525,000	7.750%, 7/17/2020	504,000
	Cengage Learning Aquisitions, Term Loan
1,303,450	7.000%, 3/31/2020	1,304,102
	Cequel Communications, LLC, Term Loan
258,027	3.500%, 2/14/2019	255,158
	Charter Communications Operating, LLC, Term Loan
108,625	3.000%, 7/1/2020	106,588
	Clear Channel Communications, Inc., Term Loan
5,456	3.804%, 1/29/2016	5,406
646,736	6.904%, 1/30/2019	609,652
208,001	7.654%, 7/30/2019	199,746
	Cumulus Media Holdings, Inc., Term Loan
402,004	4.250%, 12/23/2020	397,313
	Fairpoint Communications, Term Loan
541,750	7.500%, 2/14/2019	545,477
	Grande Communications Networks, LLC, Term Loan
325,877	4.500%, 5/29/2020	322,416
	Hargray Communications Group, Inc., Term Loan
624,313	5.250%, 6/26/2019[b,c]	623,014
	Integra Telecom Holdings, Inc., Term Loan
320,125	5.250%, 2/22/2019	318,764
105,000	9.750%, 2/21/2020	103,162
	Intelsat Jackson Holdings SA, Term Loan
518,469	3.750%, 6/30/2019	513,933
	Level 3 Communications, Inc., Term Loan
715,000	4.000%, 1/15/2020	711,425
	Level 3 Financing, Inc., Term Loan
240,000	0.000%, 1/31/2022[b,c]	240,974
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
295,000	4.500%, 1/7/2022	292,605
	LTS Buyer, LLC, Term Loan
241,937	4.000%, 4/13/2020	238,913
17,078	8.000%, 4/12/2021	16,921
	McGraw-Hill Global Education, LLC, Term Loan
505,865	5.750%, 3/22/2019	506,341
	Mediacom Broadband, LLC, Term Loan
289,100	4.000%, 1/20/2020	284,041
	NEP Broadcasting, LLC, Term Loan
31,429	9.500%, 7/22/2020	31,350
	NEP/NCP Holdco, Inc., Term Loan
812,671	4.250%, 1/22/2020	792,355
	NTelos, Inc., Term Loan
161,700	5.750%, 11/9/2019	161,430
	Syniverse Holdings, Inc., Term Loan
426,589	4.000%, 4/23/2019	418,326
	TNS, Inc., Term Loan
322,895	5.000%, 2/14/2020	319,466
	Univision Communications, Inc., Term Loan
765,233	4.000%, 3/1/2020	756,945
	Virgin Media Investment Holdings, Ltd., Term Loan
675,000	3.500%, 6/7/2020	665,064
	WideOpenWest Finance, LLC, Term Loan
719,050	4.750%, 4/1/2019	717,813
	XO Communications, LLC, Term Loan
139,300	4.250%, 3/20/2021	137,848
	Yankee Cable Acquisition, LLC, Term Loan
418,255	4.500%, 3/1/2020	415,850
	Zayo Group, LLC, Term Loan
649,220	4.000%, 7/2/2019	643,033

	Total	13,420,443

Consumer Cyclical (0.4%)
	Amaya Gaming Group, Inc., Term Loan
350,000	5.000%, 8/1/2021	347,011
	Bally Technologies, Inc., Term Loan
253,565	4.250%, 11/25/2020	252,457
	Burlington Coat Factory Warehouse Corporation, Term Loan
416,712	4.250%, 8/13/2021	413,795
	Ceridian Corporation, Term Loan
232,665	4.121%, 5/9/2017	232,316
232,665	4.500%, 5/9/2017	230,557
	Chrysler Group, LLC, Term Loan
359,427	3.500%, 5/24/2017	357,332

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Bank Loans (2.3%)[a]	Value
Consumer Cyclical (0.4%) - continued
	Golden Nugget, Inc., Delayed Draw
$65,505	5.500%, 11/21/2019	$65,804
	Golden Nugget, Inc., Term Loan
152,845	5.500%, 11/21/2019	153,544
	Hilton Worldwide Finance, LLC, Term Loan
346,667	3.500%, 10/26/2020	343,027
	J.C. Penney Corporation, Inc., Term Loan
158,000	6.000%, 5/22/2018	155,894
	Las Vegas Sands, LLC, Term Loan
967,688	3.250%, 12/19/2020	964,330
	Marina District Finance Company, Inc., Term Loan
778,245	6.750%, 8/15/2018	775,817
	MGM Resorts International, Term Loan
343,875	3.500%, 12/20/2019	339,577
	Mohegan Tribal Gaming Authority, Term Loan
893,250	5.500%, 11/19/2019	866,453
	Rite Aid Corporation, Term Loan
83,941	3.500%, 2/21/2020	82,870
165,000	5.750%, 8/21/2020	165,825
	ROC Finance, LLC, Term Loan
598,950	5.000%, 6/20/2019	572,560
	Scientific Games International, Inc., Term Loan
169,148	4.250%, 10/18/2020	165,394
	Seminole Indian Tribe of Florida, Term Loan
183,475	3.000%, 4/29/2020	182,673
	Seven Seas Cruises S de RL, LLC, Term Loan
543,572	3.750%, 12/21/2018	542,213
	Toys “R” Us, Inc., Term Loan
141,239	5.250%, 5/25/2018	112,815
368,025	9.750%, 4/24/2020[b,c]	334,288

	Total	7,656,552

Consumer Non-Cyclical (0.3%)
	Albertsons, Inc., Term Loan
773,468	4.750%, 3/21/2019	771,534
	Biomet, Inc., Term Loan
464,819	3.652%, 7/25/2017	463,341
	Catalina Marketing Corporation, Term Loan
134,662	4.500%, 4/9/2021	131,044
	CHS/Community Health Systems, Inc., Term Loan
98,835	3.485%, 1/25/2017	98,506
263,428	4.250%, 1/27/2021	263,509
	Del Monte Corporation, Term Loan
67,546	3.500%, 3/9/2020	64,887
	Hologic, Inc., Term Loan
348,499	3.250%, 8/1/2019	346,408
	JBS USA, LLC, Term Loan
362,970	3.750%, 5/25/2018	357,525
	Ortho-Clinical Diagnostics, Inc., Term Loan
768,075	4.750%, 6/30/2021	759,626
	Roundy’s Supermarkets, Inc., Term Loan
762,123	5.750%, 3/3/2021	676,384
	Supervalu, Inc., Term Loan
500,129	4.500%, 3/21/2019	493,343
	Visant Corporation, Term Loan
836,141	7.000%, 9/23/2021	823,599

	Total	5,249,706

Energy (0.2%)
	Arch Coal, Inc., Term Loan
870,452	6.250%, 5/16/2018	767,242
	Energy Solutions, LLC, Term Loan
164,588	6.750%, 5/29/2020	165,205
	Expro Holdings UK 2, Ltd., Term Loan
300,000	0.000%, 9/2/2021[b,c]	293,499
	Fieldwood Energy, LLC, Term Loan
46,798	8.375%, 9/30/2020	44,956
	Houston Fuel Oil Terminal, LLC, Term Loan
240,000	4.250%, 8/19/2021	235,500
	McJunkin Red Man Corporation, Term Loan
262,350	5.000%, 11/8/2019	262,678
	Offshore Group Investment, Ltd., Term Loan
453,100	5.750%, 3/28/2019	410,055
	Pacific Drilling SA, Term Loan
212,312	4.500%, 6/3/2018	202,958
	TerraForm Power Operating, LLC, Term Loan
169,575	4.750%, 7/23/2019	169,575

	Total	2,551,668

Financials (0.1%)
	DJO Finance, LLC, Term Loan
519,096	4.250%, 9/15/2017	516,241
	GEO Group, Inc., Term Loan
107,365	3.250%, 4/3/2020	106,023
	Harland Clarke Holdings Corporation, Term Loan
68,688	6.000%, 8/4/2019	68,830
	MoneyGram International, Inc., Term Loan
433,400	4.250%, 3/27/2020	418,955
	WaveDivision Holdings, LLC, Term Loan
668,100	4.000%, 10/15/2019	661,139

	Total	1,771,188

Technology (0.1%)
	First Data Corporation, Term Loan
720,000	3.653%, 3/23/2018	712,800
295,000	3.653%, 9/24/2018	292,050
	Freescale Semiconductor, Inc., Term Loan
394,022	4.250%, 2/28/2020	388,254
255,420	5.000%, 1/15/2021	254,828

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Bank Loans (2.3%)[a]	Value
Technology (0.1%) - continued
	Infor US, Inc., Term Loan
$454,051	3.750%, 6/3/2020	$447,580

	Total	2,095,512

Transportation (0.1%)
	American Airlines, Inc., Term Loan
454,250	3.750%, 6/27/2019	448,004
	Delta Air Lines, Inc., Term Loan
572,858	3.250%, 4/20/2017	568,115
	OSG Bulk Ships, lnc., Term Loan
369,075	5.250%, 8/5/2019	366,152
	United Airlines, Inc., Term Loan
265,950	3.500%, 4/1/2019	259,966
90,000	3.750%, 9/15/2021	88,875

	Total	1,731,112

Utilities (0.1%)
	Calpine Corporation, Term Loan
83,486	4.000%, 4/1/2018	83,094
573,300	4.000%, 10/9/2019	567,773
	Intergen NV, Term Loan
207,375	5.500%, 6/15/2020	206,857
	NGPL PipeCo, LLC, Term Loan
489,524	6.750%, 9/15/2017	487,894

	Total	1,345,618

	Total Bank Loans (cost $42,327,318)	41,716,193

Shares	Mutual Funds (57.5%)	Value
Equity Mutual Funds (48.3%)
3,092,268	Thrivent Natural Resources Fund	28,974,552
1,628,108	Thrivent Partner Small Cap Value Fund	36,323,082
1,353,925	Thrivent Small Cap Stock Fund	31,031,959
2,132,075	Thrivent Mid Cap Growth Fund	51,383,009
3,844,932	Thrivent Partner Mid Cap Value Fund	58,635,213
4,047,495	Thrivent Mid Cap Stock Fund	103,373,034
20,291,180	Thrivent Partner Worldwide Allocation Fund	205,143,826
14,406,776	Thrivent Large Cap Growth Fund	129,084,714
7,692,182	Thrivent Large Cap Value Fund	159,997,378
3,491,822	Thrivent Large Cap Stock Fund	97,736,096

	Total	901,682,863

Fixed Income Mutual Funds (9.2%)
11,439,906	Thrivent High Yield Fund	57,771,526
7,875,189	Thrivent Income Fund	73,160,508
2,313,767	Thrivent Government Bond Fund	23,253,358
1,451,773	Thrivent Limited Maturity Bond Fund	18,060,055

	Total	172,245,447

	Total Mutual Funds (cost $838,527,085)	1,073,928,310

Shares	Common Stock (22.5%)	Value
Consumer Discretionary (3.0%)
4,000	Aaron’s, Inc.	99,040
7,000	Amazon.com, Inc.[d]	2,138,220
6,746	ANN, Inc.[d]	258,979
1,800	Aoyama Trading Company, Ltd.	42,813
23,700	Apollo Group, Inc.[d]	679,242
3,550	AutoZone, Inc.[d]	1,964,996
4,850	Bank Mandiri Persero Tbk PTd	117,855
24,100	Barnes & Noble, Inc.[d]	525,862
400	Bayerische Motoren Werke AG	32,074
12,950	Best Buy Company, Inc.	442,113
2,450	Big Lots, Inc.	111,843
4,300	BJ’s Restaurants, Inc.[d]	189,286
3,150	BorgWarner, Inc.	179,613
400	Brembo SPA	13,265
800	Bridgestone Corporation	26,734
2,150	Brinker International, Inc.	115,326
15,523	Brunswick Corporation	726,476
13,798	Burlington Stores, Inc.[d]	578,688
5,400	Carnival Corporation	216,810
14,250	Cato Corporation	508,297
16,010	CBS Corporation	868,062
34,660	Cheesecake Factory, Inc.	1,592,280
700	Chiyoda Company, Ltd.	13,850
4,632	Chuy’s Holdings, Inc.[d]	138,543
7,100	Coinstar, Inc.[d]	449,217
82,600	Comcast Corporation[e]	4,571,910
8,403	Core-Mark Holding Company, Inc.	487,626
200	Daimler AG	15,594
19,931	Del Frisco’s Restaurant Group, Inc.[d]	462,798
28,432	Delphi Automotive plc	1,961,239
3,200	DeVry Education Group, Inc.	154,912
320	Discovery Communications, Inc., Class Ad	11,312
17,900	DISH Network Corporation[d]	1,139,335
16,710	Dollar Tree, Inc.[d]	1,012,125
650	Dunkin’ Brands Group, Inc.	29,562
9,000	EDION Corporation	64,213
10,850	Five Below, Inc.[d]	432,590
100	Forbo Holding AG	103,778
41,150	Ford Motor Company	579,803
17,064	G-III Apparel Group, Ltd.[d]	1,354,028
4,500	Hakuhodo Dy Holdings, Inc.	44,503
5,671	Halfords Group plc	45,018
7,775	Harman International Industries, Inc.	834,568
8,100	Haseko Corporation	59,372
700	Heiwa Corporation	14,333
19,000	Home Depot, Inc.[e]	1,852,880
7,745	Home Retail Group plc	22,728
14,401	HomeAway, Inc.[d]	502,595
47,490	Houghton Mifflin Harcourt Company[d]	950,275
29,294	Ignite Restaurant Group, Inc.[d]	201,836
11,543	Imax Corporation[d]	340,057
4,650	iRobot Corporation[d]	166,098
840	Jarden Corporation[d]	54,676
2,800	JM AB	90,502
14,421	Kate Spade & Company[d]	391,242
8,500	Kirkland’s, Inc.[d]	151,300
22,900	Kohl’s Corporation	1,241,638
19,505	Kongsberg Automotive ASA[d]	18,664
25,913	Las Vegas Sands Corporation	1,613,343
22,000	Li & Fung, Ltd.	26,812
11,700	Liberty Interactive Corporation[d]	305,838
1,663	Liberty Ventures[d]	58,371
770	Limited Brands, Inc.	55,532
1,172	Lithia Motors, Inc.	90,971
32,670	Lowe’s Companies, Inc.	1,868,724
31,000	Luk Fook Holdings International, Ltd.	92,432
18,550	Macy’s, Inc.	1,072,561
800	Marriott International, Inc.	60,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (22.5%)	Value
Consumer Discretionary (3.0%) - continued
1,650	Marriott Vacations Worldwide Corporation	$114,576
53,098	MDC Partners, Inc.	1,099,129
550	Michael Kors Holdings, Ltd.[d]	43,225
22,479	Multimedia Games Holding Company, Inc.[d]	784,517
9,700	Nautilus, Inc.[d]	129,786
1,200	Next plc	123,884
18,300	NIKE, Inc.	1,701,351
4,600	NOK Corporation	116,539
57,850	NutriSystem, Inc.	974,194
12,050	Omnicom Group, Inc.	865,913
13,250	Orbitz Worldwide, Inc.[d]	109,578
300	O’Reilly Automotive, Inc.[d]	52,764
19,589	Oxford Industries, Inc.	1,199,826
13,120	Papa John’s International, Inc.	613,491
4,200	Persimmon plc	98,637
1,734	Publicis Groupe SA	120,266
420	PVH Corporation	48,027
100	Ralph Lauren Corporation	16,484
6,543	Red Robin Gourmet Burgers, Inc.[d]	359,669
3,495	Restoration Hardware Holdings, Inc.[d]	280,718
200	Rinnai Corporation	17,765
630	Ross Stores, Inc.	50,854
2,400	Royal Caribbean Cruises, Ltd.	163,128
16,600	Ruby Tuesday, Inc.[d]	127,488
11,250	Scientific Games Corporation[d]	132,413
9,950	Scripps Networks Interactive, Inc.	768,538
16,250	Select Comfort Corporation[d]	417,462
2,205	Shutterfly, Inc.[d]	92,235
8,806	Skechers USA, Inc.[d]	482,129
4,871	Slater & Gordon, Ltd.	26,318
23,550	Starbucks Corporation	1,779,438
660	Starwood Hotels & Resorts Worldwide, Inc.	50,596
4,800	Sumitomo Forestry Company, Ltd.	50,438
3,600	Suzuki Motor Corporation	120,667
10,129	Tenneco, Inc.[d]	530,354
7,820	Time Warner Cable, Inc.	1,151,182
21,710	Toll Brothers, Inc.[d]	693,634
320	Tractor Supply Company	23,430
67,240	Tuesday Morning Corporation[d]	1,371,024
5,350	Ulta Salon Cosmetics & Fragrance, Inc.[d]	646,334
430	Under Armour, Inc.[d]	28,199
4,270	Vail Resorts, Inc.	368,757
100	Valora Holding AG	20,713
560	VF Corporation	37,901
2,600	WH Smith plc	46,942
800	Wolters Kluwer NV	21,359
800	WPP plc	15,626
10,200	Wyndham Worldwide Corporation	792,234
100	Wynn Resorts, Ltd.	19,001

	Total	55,536,511

Consumer Staples (0.9%)
9,200	Anheuser-Busch InBev NV ADR	1,021,016
6,250	Archer-Daniels-Midland Company	293,750
5,106	B&G Foods, Inc.	150,423
3,032	Boston Beer Company, Inc.[d]	754,968
5,842	Britvic plc	63,695
2,150	Coca-Cola Enterprises, Inc.	93,203
2,700	Colgate-Palmolive Company	180,576
45,880	CVS Health Corporation	3,936,963
5,950	Green Mountain Coffee Roasters, Inc.	902,913
6,997	Greencore Group plc	29,359
560	Hain Celestial Group, Inc.[d]	60,620
8,000	Ingredion, Inc.	618,000
3,500	J Sainsbury plc	13,788
1,700	Kesko Oyj	64,473
5,520	Kimberly-Clark Corporation	630,770
700	KOSE Corporation	28,607
2,600	Kroger Company	144,846
1,200	Matsumotokiyoshi Holdings Company, Ltd.	34,898
7,050	Molson Coors Brewing Company	524,379
41,747	Mondelez International, Inc.	1,471,999
660	Monster Beverage Corporation[d]	66,581
8,605	Natural Grocers by Vitamin Cottage, Inc.[d]	155,837
900	Nestle SA	66,001
4,684	Pantry, Inc.[d]	120,707
8,200	Parmalat SPA	24,641
6,179	Philip Morris International, Inc.	549,993
3,400	Pilgrim’s Pride Corporation[d]	96,594
15,000	Pinnacle Foods, Inc.	507,000
500	Rallye SA	19,378
2,730	Reckitt Benckiser Group plc	229,929
74,800	Rite Aid Corporation[d]	392,700
2,266	SalMar ASA	40,826
2,300	Suedzucker AG	32,025
4,300	Tate & Lyle plc	41,616
7,550	TreeHouse Foods, Inc.[d]	643,034
11,665	United Natural Foods, Inc.[d]	793,453
3,300	Wal-Mart Stores, Inc.	251,691
48,480	WhiteWave Foods Company[d]	1,804,910
8,410	Whole Foods Market, Inc.	330,765

	Total	17,186,927

Energy (1.7%)
3,050	Atwood Oceanics, Inc.[d]	123,982
3,550	Baker Hughes, Inc.	188,008
1,691	Bonanza Creek Energy, Inc.[d]	76,501
36,525	BP plc	262,793
19,617	BW Offshore, Ltd.	24,084
36,250	Cabot Oil & Gas Corporation	1,127,375
34,967	Cameron International Corporation[d]	2,082,285
5,450	Chesapeake Energy Corporation	120,881
7,210	Chevron Corporation	864,839
1,490	Cimarex Energy Company	169,368
12,250	Comstock Resources, Inc.	145,040
1,460	Concho Resources, Inc.[d]	159,184
2,150	ConocoPhillips	155,122
8,800	Denbury Resources, Inc.	109,120
1,766	Diamondback Energy, Inc.[d]	120,865
1,100	Energen Corporation	74,470
1,300	Eni SPA	27,696
6,230	Ensco plc	252,876
22,146	EOG Resources, Inc.	2,104,977
11,330	EQT Corporation	1,065,473
6,000	ERG SPA	68,760
2,350	Exterran Holdings, Inc.	92,426
35,450	Exxon Mobil Corporation	3,428,369
4,450	Green Plains, Inc.	152,190
2,550	Gulfmark Offshore, Inc.	76,908
1,200	Gulfport Energy Corporation[d]	60,216
5,200	Helix Energy Solutions Group, Inc.[d]	138,528
2,130	Helmerich & Payne, Inc.	184,927
2,350	Hess Corporation	199,303
3,590	HollyFrontier Corporation	162,914
33,702	Kodiak Oil & Gas Corporation[d]	363,645

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (22.5%)	Value
Energy (1.7%) - continued
10,500	Kosmos Energy, Ltd.[d]	$97,965
71,724	Marathon Oil Corporation	2,539,030
23,760	Market Vectors Oil Service ETF	1,073,952
37,450	Nabors Industries, Ltd.	668,482
1,830	National Oilwell Varco, Inc.	132,931
4,300	Neste Oil Oyj	92,952
3,000	Newfield Exploration Company[d]	97,830
3,550	Noble Corporation	74,266
2,390	Noble Energy, Inc.	137,736
41,280	Oasis Petroleum, Inc.[d]	1,236,749
2,250	Oceaneering International, Inc.	158,107
1,975	Oil States International, Inc.[d]	117,986
18,250	Patterson-UTI Energy, Inc.	420,297
1,589	PDC Energy, Inc.[d]	69,471
31,317	Penn Virginia Corporation[d]	268,387
690	Pioneer Natural Resources Company	130,451
3,050	QEP Resources, Inc.	76,464
39,515	Rex Energy Corporation[d]	309,798
11,660	Rosetta Resources, Inc.[d]	443,430
3,280	Rowan Companies plc	79,606
9,700	Royal Dutch Shell plc	346,876
6,600	Royal Dutch Shell plc, Class B	243,839
23,960	Schlumberger, Ltd.	2,363,894
6,000	Seadrill, Ltd.	138,000
5,613	SemGroup Corporation	430,798
7,900	Showa Shell Sekiyu KK	67,784
2,075	SM Energy Company	116,822
24,600	Southwestern Energy Company[d]	799,746
1,120	Statoil ASA	25,632
13,700	Superior Energy Services, Inc.	344,555
1,400	Total SA	83,585
24,800	Total SA ADR	1,485,272
48,777	Trinidad Drilling, Ltd.	317,664
93,350	Weatherford International, Ltd.[d]	1,532,807
4,990	Whiting Petroleum Corporation[d]	305,588
5,100	Woodside Petroleum, Ltd.	181,155
4,850	WPX Energy, Inc.[d]	92,732

	Total	31,285,764

Financials (4.3%)
6,010	ACE, Ltd.	656,893
5,715	Affiliated Managers Group, Inc.[d]	1,141,800
2,000	Allianz SE	318,044
14,310	Allied World Assurance Company Holdings AG	543,780
11,070	Allstate Corporation	717,889
10,010	American Assets Trust, Inc.	383,783
6,250	American Express Company	562,187
3,250	American Financial Group, Inc.	194,447
19,050	American International Group, Inc.	1,020,508
430	Ameriprise Financial, Inc.	54,253
2,953	Amlin plc	21,552
11,250	AmTrust Financial Services, Inc.	504,788
7,845	Argo Group International Holdings, Ltd.	437,751
7,600	Assicurazioni Generali SPA	155,955
2,900	Assurant, Inc.	197,838
20,970	Assured Guaranty, Ltd.	483,988
1,300	AXA SA	30,028
13,300	Banco Santander SA	117,512
6,400	Bank Leumi Le-Israel BMd	22,871
141,430	Bank of America Corporation	2,426,939
16,804	Bank of the Ozarks, Inc.	592,173
4,300	Banner Corporation	185,846
33,010	BBCN Bancorp, Inc.	466,761
21,200	Berkshire Hathaway, Inc.[d]	2,971,392
18,800	Blackstone Group, LP	566,256
300	Bolsas y Mercados Espanoles SA	11,414
7,900	Boston Private Financial Holdings, Inc.	103,885
8,750	Camden Property Trust	670,862
13,200	Capital One Financial Corporation	1,092,564
10,000	Catlin Group, Ltd.	85,908
3,250	CBRE Group, Inc.[d]	104,000
10,300	Challenger, Ltd.	63,352
13,024	Chesapeake Lodging Trust	430,313
15,000	Cheung Kong Holdings, Ltd.	266,284
56,790	Citigroup, Inc.	3,039,969
3,009	CNA Financial Corporation	117,592
71,210	CNO Financial Group, Inc.	1,291,037
2,500	CNP Assurances	46,738
21,800	Comerica, Inc.	1,040,732
3,000	Commonwealth Bank of Australia	213,329
5,700	Corporate Office Properties Trust	155,838
6,275	Credit Agricole SA	92,859
6,950	Crown Castle International Corporation	542,934
1,100	Daito Trust Construction Company, Ltd.	137,061
26,000	Daiwa Securities Group, Inc.	205,477
5,600	DDR Corporation	101,584
716	Delta Lloyd NV	16,320
14,055	Deutsche Bank AG	440,203
10,100	Digital Realty Trust, Inc.	696,799
13,600	Direct Line Insurance Group plc	60,162
9,300	Discover Financial Services	593,154
32,750	Duke Realty Corporation	620,940
31,110	Education Realty Trust, Inc.	350,299
3,400	Equity Lifestyle Properties, Inc.	166,940
20,279	Essent Group, Ltd.[d]	493,591
9,183	Evercore Partners, Inc.	475,404
6,080	Extra Space Storage, Inc.	353,613
7,550	FBR & Company[d]	182,257
19,050	First Horizon National Corporation	244,983
42,100	First Niagara Financial Group, Inc.	315,329
20,690	First Republic Bank	1,053,742
8,000	FlexiGroup, Ltd.	25,266
100	Friends Life Group, Ltd.	519
18,000	Fukuoka Financial Group, Inc.	92,107
25,850	Fulton Financial Corporation	307,098
800	GAM Holding AGd	13,662
15,598	Gaming and Leisure Properties, Inc.	487,438
4,200	General Growth Properties, Inc.	108,822
18,250	Government Properties Income Trust	416,465
7,650	Green Dot Corporation[d]	182,835
55,969	Hanmi Financial Corporation	1,200,535
200	Hannover Rueckversicherung SE	16,693
2,950	Hanover Insurance Group, Inc.	197,473
24,412	HCC Insurance Holdings, Inc.	1,274,062
2,082	Hiscox, Ltd.	22,708
39,885	Host Hotels & Resorts, Inc.	929,719
207,400	Huntington Bancshares, Inc.	2,055,334
3,000	Intercontinental Exchange, Inc.	624,870
13,326	Intermediate Capital Group plc	87,601
29,381	Intesa Sanpaolo SPA	75,121
38,790	Invesco, Ltd.	1,569,831
16,200	Investec plc	148,545
16,000	iShares Barclays 1-3 Year Credit Bond Fund	1,687,520
6,400	iShares iBoxx $ High Yield Corporate Bond ETF	592,192

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (22.5%)	Value
Financials (4.3%) - continued
2,400	iShares iBoxx $ Investment Grade Corporate Bond ETF	$286,416
3,600	iShares Intermediate Credit Bond ETF	395,676
13,105	iShares Russell 2000 Growth Index Fund	1,803,641
16,990	iShares Russell 2000 Index Fund	1,980,354
18,935	J.P. Morgan Chase & Company	1,145,189
19,266	Kennedy-Wilson Holdings, Inc.	521,916
52,300	KeyCorp	690,360
19,886	Lazard, Ltd.	978,590
9,000	Link REIT	52,925
6,500	M&T Bank Corporation	794,170
30,800	Man Group plc	61,069
13,000	MBIA, Inc.[d]	126,880
32,340	MetLife, Inc.	1,754,122
1,850	Mid-America Apartment Communities, Inc.	130,721
18,900	Mizuho Financial Group, Inc.	34,442
48,440	Morgan Stanley	1,692,978
800	Muenchener Rueckversicherungs-Gesellschaft AG	157,510
26,400	NASDAQ OMX Group, Inc.	1,142,064
700	National Australia Bank, Ltd.	21,655
5,400	Natixis	37,171
14,450	Northern Trust Corporation	958,035
7,000	Old Mutual plc	21,739
7,138	Oversea-Chinese Banking Corporation, Ltd.	54,985
28,301	PacWest Bancorp	1,207,321
16,480	Parkway Properties, Inc.	330,424
19,430	Pebblebrook Hotel Trust	827,718
6,100	Phoenix Group Holdings	73,653
15,950	Popular, Inc.[d]	508,486
4,851	ProShares Ultra S&P 500	595,897
11,950	Prudential Financial, Inc.	1,058,053
4,450	RLJ Lodging Trust	143,379
800	Sampo Oyj	38,334
600	SCOR SE	18,385
1,250	Sovran Self Storage, Inc.	106,363
51,400	SPDR Euro Stoxx 50 ETF	1,967,078
44,112	SPDR S&P 500 ETF Trust	8,895,626
1,800	Standard Chartered plc	27,095
1,000	Sun Hung Kai Properties, Ltd.	14,921
7,100	Sunstone Hotel Investors, Inc.	108,701
7,140	SVB Financial Group[d]	799,609
100	Swiss Life Holding AGd	22,944
400	Swiss Re AG	32,344
45,840	Synovus Financial Corporation	1,162,502
1,410	TD Ameritrade Holding Corporation	47,573
27,110	Terreno Realty Corporation	570,937
5,710	Texas Capital Bancshares, Inc.[d]	349,167
5,500	UnipolSai Assicurazioni SPA	14,788
8,800	United Community Banks, Inc.	158,664
9,256	United Overseas Bank, Ltd.	165,828
4,250	Unum Group	142,205
6,650	W.R. Berkley Corporation	342,741
7,500	Wells Fargo & Company	398,175
41,400	Western Alliance Bancorp[d]	1,102,068
7,619	Westpac Banking Corporation	233,860
3,700	Weyerhaeuser Company	125,282
34,680	Zions Bancorporation	1,004,680
1,400	Zurich Insurance Group AGd	423,680

	Total	80,630,207

Health Care (3.4%)
2,000	Abaxis, Inc.	105,320
4,300	Abbott Laboratories	187,437
11,263	Acadia Healthcare Company, Inc.[d]	698,869
3,250	Acceleron Pharma, Inc.[d]	120,185
28,800	Acorda Therapeutics, Inc.[d]	1,002,816
7,200	Actavis, Inc.[d]	1,747,728
1,100	Actelion, Ltd.	131,005
20,600	Aetna, Inc.	1,699,706
31,400	Affymetrix, Inc.[d]	282,914
35,103	Akorn, Inc.[d]	1,563,839
2,150	Alexion Pharmaceuticals, Inc.[d]	411,424
16,185	Align Technology, Inc.[d]	851,655
54,850	Allscripts Healthcare Solutions, Inc.[d]	752,542
560	AmerisourceBergen Corporation	47,830
16,650	Amgen, Inc.	2,700,297
10,150	AMN Healthcare Services, Inc.[d]	174,073
2,700	AmSurg Corporation[d]	145,827
17,730	Baxter International, Inc.	1,243,582
1,200	Biogen Idec, Inc.[d]	385,296
780	BioMarin Pharmaceutical, Inc.[d]	64,350
31,260	BioScrip, Inc.[d]	201,940
105,850	Boston Scientific Corporation[d]	1,405,688
21,320	Bruker Corporation[d]	441,964
5,951	C.R. Bard, Inc.	975,785
30,750	Cambrex Corporation[d]	648,210
13,250	Cardinal Health, Inc.	1,039,860
13,126	Cardiovascular Systems, Inc.[d]	406,906
730	Catamaran Corporation[d]	34,799
20,564	Centene Corporation[d]	1,905,666
37,570	Cerner Corporation[d]	2,379,684
2,800	Charles River Laboratories International, Inc.[d]	176,848
200	Cooper Companies, Inc.	32,780
300	Covance, Inc.[d]	23,970
12,370	Covidien plc	1,143,483
1,100	CSL, Ltd.	77,663
6,816	Cubist Pharmaceuticals, Inc.[d]	492,729
10,329	Cyberonics, Inc.[d]	542,272
39,928	Depomed, Inc.[d]	614,891
6,550	Endo International plc[d]	438,326
660	Envision Healthcare Holdings, Inc.[d]	23,067
57,472	ExamWorks Group, Inc.[d]	2,228,764
8,500	Express Scripts Holding Company[d]	652,970
31,400	Gilead Sciences, Inc.[d]	3,516,800
8,024	GlaxoSmithKline plc	181,454
2,050	Greatbatch, Inc.[d]	102,889
1,900	H. Lundbeck AS	40,290
3,850	HCA Holdings, Inc.[d]	269,693
25,576	Healthcare Services Group, Inc.	761,653
2,300	Hikma Pharmaceuticals plc	69,760
39,350	Hologic, Inc.[d]	1,030,576
2,032	ICON plc[d]	106,904
7,600	Illumina, Inc.[d]	1,463,608
21,708	Impax Laboratories, Inc.[d]	628,881
35,934	Ironwood Pharmaceuticals, Inc.[d]	503,795
30,591	Johnson & Johnson	3,297,098
1,000	Kaken Pharmaceutical Company, Ltd.	25,054
3,000	KYORIN Holdings, Inc.	63,203
6,552	LifePoint Hospitals, Inc.[d]	458,640
5,450	Mallinckrodt, LLC[d]	502,381
5,300	McKesson Corporation	1,078,073
37,740	Merck & Company, Inc.	2,186,656
200	Mettler-Toledo International, Inc.[d]	51,694
300	Mylan, Inc.[d]	16,065
45,322	Neurocrine Biosciences, Inc.[d]	839,363

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (22.5%)	Value
Health Care (3.4%) - continued
3,700	Novartis AG	$343,371
23,050	Novavax, Inc.[d]	129,080
9,678	NPS Pharmaceuticals, Inc.[d]	265,177
55,817	NuVasive, Inc.[d]	2,282,915
13,000	PAREXEL International Corporation[d]	706,030
560	Perrigo Company plc	90,412
46,700	Pfizer, Inc.	1,398,665
4,650	PharMerica Corporation[d]	133,409
2,650	Providence Service Corporation[d]	117,077
2,225	Puma Biotechnology, Inc.[d]	557,585
4,150	Qiagen NVd	97,359
2,800	Quintiles Transnational Holdings, Inc.[d]	163,912
14,200	Spectrum Pharmaceuticals, Inc.[d]	107,636
11,523	Team Health Holdings, Inc.[d]	720,648
18,198	Teleflex, Inc.	2,076,756
400	Teva Pharmaceutical Industries, Ltd.	22,579
950	Thermo Fisher Scientific, Inc.	111,691
25,741	UnitedHealth Group, Inc.[e]	2,445,652
9,250	Universal Health Services, Inc.	959,317
18,850	Vertex Pharmaceuticals, Inc.[d]	2,123,264
12,000	Volcano Corporation[d]	121,440
6,400	Waters Corporation[d]	709,120
6,150	WellPoint, Inc.	779,143

	Total	63,861,728

Industrials (3.0%)
2,600	3M Company	399,802
3,650	AAR Corporation	96,725
1,600	Actividades de Construccion y Servicios SA	59,389
300	Adecco SA	20,334
34,050	ADT Corporation	1,220,352
1,100	Aica Kogyo Company, Ltd.	22,769
15,959	Air New Zealand, Ltd.	25,265
400	AMETEK, Inc.	20,860
14,710	Apogee Enterprises, Inc.	645,769
1,734	Arcadis NV	53,343
4,550	Argan, Inc.	158,386
500	Atlas Copco AB	13,244
450	B/E Aerospace, Inc.[d]	33,502
5,200	Berendsen plc	84,204
15,350	Boeing Company	1,917,368
7,300	Bradken, Ltd.	24,902
5,596	Briggs & Stratton Corporation	113,095
100	Bucher Industries AG	25,401
4,000	Cardno, Ltd.	19,643
2,900	Carillion plc	15,450
6,150	Caterpillar, Inc.	623,671
1,362	Chart Industries, Inc.[d]	63,401
20,670	CLARCOR, Inc.	1,384,063
5,700	COMSYS Holdings Corporation	101,760
37,400	CSX Corporation	1,332,562
1,500	CTT-Correios de Portugal SA	13,902
11,640	Curtiss-Wright Corporation	805,604
3,100	Daifuku Company, Ltd.	35,904
95,950	Delta Air Lines, Inc.	3,860,069
1,900	Deutsche Lufthansa AG	28,144
5,500	Downer EDI, Ltd.	23,226
300	Duerr AG	21,073
716	Elbit Systems, Ltd.	43,551
35,063	EMCOR Group, Inc.	1,547,330
8,210	Esterline Technologies Corporation[d]	961,473
230	Fastenal Company	10,129
12,750	Federal Signal Corporation	181,050
12,020	Flowserve Corporation	817,240
29,200	Fluor Corporation	1,937,128
890	Fortune Brands Home and Security, Inc.	38,493
12,180	GATX Corporation	772,212
5,916	Generac Holdings, Inc.[d]	268,231
600	Go-Ahead Group plc	23,624
440	Graco, Inc.	34,540
30,550	Granite Construction, Inc.	1,127,601
10,328	H&E Equipment Services, Inc.	386,164
8,687	Heico Corporation	471,183
14,900	Hertz Global Holdings, Inc.[d]	326,608
1,700	Hino Motors, Ltd.	24,876
35,420	HNI Corporation	1,652,343
10,766	Honeywell International, Inc.	1,034,828
800	Hoshizaki Electric Company, Ltd.	38,750
7,800	Huntington Ingalls Industries, Inc.	825,396
5,722	Huron Consulting Group, Inc.[d]	398,308
400	Implenia AG	21,566
500	Inaba Denki Sangyo Company, Ltd.	17,429
21,850	Ingersoll-Rand plc	1,368,247
10,100	Insperity, Inc.	318,756
93,425	Interface, Inc.	1,497,603
3,400	Intrum Justitia AB	101,258
7,700	ITOCHU Corporation	93,082
10,540	Jacobs Engineering Group, Inc.[d]	500,123
402	Jardine Matheson Holdings, Ltd.	24,091
310	JB Hunt Transport Services, Inc.	24,729
400	Kanamoto Company, Ltd.	14,600
15,700	KAR Auction Services, Inc.	476,652
3,775	Kimball International, Inc.	67,875
4,100	KITZ Corporation	18,789
4,400	Komatsu, Ltd.	103,881
56,190	Korn/Ferry International[d]	1,569,387
23,590	Landstar System, Inc.	1,745,896
1,300	Legrand SA	69,953
2,700	Leighton Holdings, Ltd.	52,566
7,350	Manpower, Inc.	490,613
13,772	MasTec, Inc.[d]	394,430
7,700	Meritor, Inc.[d]	88,473
7,514	Middleby Corporation[d]	664,989
102	Mineral Resources, Ltd.	765
7,250	Mistras Group, Inc.[d]	119,553
8,358	Mitie Group plc	40,325
780	Nielsen NV	33,142
2,600	Nitto Kogyo Corporation	45,455
2,300	Old Dominion Freight Line, Inc.[d]	167,601
21,759	On Assignment, Inc.[d]	633,187
26,124	Oshkosh Corporation	1,169,310
7,814	Parker Hannifin Corporation	992,612
9,010	Pentair, Ltd.	604,121
18,897	PGT, Inc.[d]	177,726
42,040	Progressive Waste Solutions, Ltd.	1,228,829
13,441	Proto Labs, Inc.[d]	878,638
8,950	Quanta Services, Inc.[d]	305,016
44,329	Ritchie Brothers Auctioneers, Inc.	1,081,184
1,340	Robert Half International, Inc.	73,405
310	Roper Industries, Inc.	49,073
14,243	Saia, Inc.[d]	698,192
2,000	Securitas AB	22,131
3,700	Seven Group Holdings, Ltd.	22,320
2,000	Siemens AG	225,587
99,580	Southwest Airlines Company	3,433,518
2,950	Spirit Aerosystems Holdings, Inc.[d]	116,053
17,687	Spirit Airlines, Inc.[d]	1,293,097
660	Stericycle, Inc.[d]	83,160
2,700	Sumitomo Corporation	28,808

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (22.5%)	Value
Industrials (3.0%) - continued
18,771	Swift Transportation Company[d]	$463,644
1,100	Takasago Thermal Engineering Company, Ltd.	14,197
900	Teleperformance SA	56,713
12,940	Tennant Company	954,066
3,000	Toppan Printing Company, Ltd.	20,413
9,790	Tutor Perini Corporation[d]	274,218
21,100	Union Pacific Corporation	2,457,095
9,850	United Continental Holdings, Inc.[d]	520,179
670	United Rentals, Inc.[d]	73,740
2,200	United Technologies Corporation	235,400
6,450	WABCO Holdings, Inc.[d]	628,101
1,831	WageWorks, Inc.[d]	104,385
4,483	Watsco, Inc.	455,562
5,197	Watts Water Technologies, Inc.	315,094
1,816	WS Atkins plc	39,482

	Total	56,044,325

Information Technology (4.8%)
17,000	A10 Networks, Inc.[d]	74,800
820	Agilent Technologies, Inc.	45,330
17,700	Akamai Technologies, Inc.[d]	1,067,310
6,939	Alibaba Group Holding, Ltd. ADR[d]	684,185
6,350	Alliance Data Systems Corporation[d]	1,799,273
5,534	Ambarella, Inc.[d]	245,101
10,200	Amdocs, Ltd.	484,908
1,130	Amphenol Corporation	57,155
430	ANSYS, Inc.[d]	33,781
96,014	Apple, Inc.	10,369,512
67,328	Applied Materials, Inc.	1,487,276
56,331	Applied Micro Circuits Corporation[d]	364,462
8,810	Applied Optoelectronics, Inc.[d]	142,193
7,000	Arris Group, Inc.[d]	210,140
27,536	Aspen Technology, Inc.[d]	1,016,904
172,540	Atmel Corporation[d]	1,280,247
320	Autodesk, Inc.[d]	18,413
5,750	AVG Technologies NVd	103,040
5,727	Belden, Inc.	407,705
4,600	Booz Allen Hamilton Holding Corporation	121,210
29,750	Broadcom Corporation	1,245,930
33,390	Broadridge Financial Solutions, Inc.	1,466,823
50,950	Brocade Communications Systems, Inc.	546,693
800	Brother Industries, Ltd.	14,244
3,403	CalAmp Corporation[d]	65,610
300	Cap Gemini SA	19,739
13,312	Cardtronics, Inc.[d]	511,048
8,041	Cavium, Inc.[d]	412,584
9,850	CDW Corporation	303,774
13,714	ChannelAdvisor Corporation[d]	190,487
2,550	Check Point Software Technologies, Ltd.[d]	189,338
1,067	Ciena Corporation[d]	17,883
5,350	Cirrus Logic, Inc.[d]	103,255
102,610	Cisco Systems, Inc.[e]	2,510,867
7,450	Citrix Systems, Inc.[d]	478,513
9,725	Cognex Corporation[d]	384,721
5,043	Coherent, Inc.[d]	328,551
11,550	Computer Sciences Corporation	697,620
12,913	Constant Contact, Inc.[d]	456,604
15,496	Cornerstone OnDemand, Inc.[d]	562,040
76,050	Corning, Inc.	1,553,701
9,106	Dealertrack Technologies, Inc.[d]	428,437
10,615	Demandware, Inc.[d]	636,369
1,300	Dialog Semiconductor plc[d]	44,891
9,900	Digital River, Inc.[d]	253,143
5,600	Diodes, Inc.[d]	144,648
27,110	DST Systems, Inc.	2,612,048
48,199	eBay, Inc.[d]	2,530,448
2,400	Econocom Group	15,504
12,600	Electronic Arts, Inc.[d]	516,222
6,464	Electronics for Imaging, Inc.[d]	295,534
141,800	EMC Corporation	4,073,914
440	F5 Networks, Inc.[d]	54,111
32,900	Facebook, Inc.[d]	2,467,171
15,700	Fairchild Semiconductor International, Inc.[d]	240,995
9,420	FEI Company	793,918
1,730	Fortinet, Inc.[d]	45,067
6,700	FUJIFILM Holdings NPV	224,910
640	Gartner, Inc.[d]	51,654
3,087	Google, Inc.[d]	1,725,880
3,527	Google, Inc., Class Ad	2,002,877
36,276	Guidewire Software, Inc.[d]	1,811,623
5,000	Hitachi Kokusai Electric, Inc.	74,895
900	Hitachi Maxell, Ltd.	13,581
2,700	Hoya Corporation	95,544
200	IAC InterActiveCorp	13,538
2,800	iGATE Corporation[d]	103,740
430	Imperva, Inc.[d]	17,617
2,700	International Business Machines Corporation	443,880
46,121	Juniper Networks, Inc.	971,769
13,537	Lexmark International, Inc.	584,257
5,550	LinkedIn Corporation[d]	1,270,728
7,150	Liquidity Services, Inc.[d]	91,377
6,800	Manhattan Associates, Inc.[d]	272,748
31,100	Marvell Technology Group, Ltd.	417,984
17,800	MasterCard, Inc.	1,490,750
44,142	MaxLinear, Inc.[d]	312,967
5,593	Methode Electronics, Inc.	220,252
24,170	Microsoft Corporation	1,134,781
8,870	Monolithic Power Systems, Inc.	391,965
900	NEC Networks & System Integration Corporation	19,555
92,380	NetApp, Inc.	3,953,864
300	Nice Systems, Ltd. ADR	12,204
660	Nuance Communications, Inc.[d]	10,184
83,737	NVIDIA Corporation	1,636,221
2,660	NXP Semiconductors NVd	182,636
23,000	Oki Electric Industry Company, Ltd.	53,440
3,300	Optimal Payments plc[d]	23,434
36,200	Oracle Corporation	1,413,610
900	Orbotech, Ltd.[d]	14,436
300	Otsuka Corporation	11,155
14,586	Pace plc	81,090
24,720	Plantronics, Inc.	1,282,226
8,350	Polycom, Inc.[d]	109,218
24,804	Proofpoint, Inc.[d]	1,092,368
1,630	QLIK Technologies, Inc.[d]	46,211
41,550	QUALCOMM, Inc.	3,262,090
15,900	Red Hat, Inc.[d]	936,828
500	Rohm Company, Ltd.	30,435
30,900	Salesforce.com, Inc.[d]	1,977,291
10,650	Sanmina Corporation[d]	266,996
800	Seiko Epson Corporation	37,124
807	ServiceNow, Inc.[d]	54,820
300	Skyworks Solutions, Inc.	17,472
44,906	Sonus Networks, Inc.[d]	155,824
1,217	SPS Commerce, Inc.[d]	70,951
4,891	SunPower Corporation[d]	155,729

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (22.5%)	Value
Information Technology (4.8%) - continued
13,250	Symantec Corporation	$328,865
2,959	Synaptics, Inc.[d]	202,484
450	Synopsys, Inc.[d]	18,441
5,350	Take-Two Interactive Software, Inc.[d]	141,508
2,000	TE Connectivity, Ltd.	122,260
15,000	Telefonaktiebolaget LM Ericsson	177,246
20,700	Teradata Corporation[d]	876,024
40,446	Teradyne, Inc.	744,206
21,030	Texas Instruments, Inc.	1,044,350
20,990	Textura Corporation[d]	559,174
1,861	Tyler Technologies, Inc.[d]	208,283
29,060	Ubiquiti Networks, Inc.	1,039,476
3,776	Ultimate Software Group, Inc.[d]	568,326
1,200	ULVAC, Inc.[d]	14,943
4,550	Unisys Corporation[d]	116,662
680	VeriFone Systems, Inc.[d]	25,337
45,319	Virtusa Corporation[d]	1,857,173
6,400	Visa, Inc.	1,545,152
16,500	VMware, Inc.[d]	1,378,905
900	Wincor Nixdorf AG	41,391
4,100	Workday, Inc.[d]	391,468
64,250	Xerox Corporation	853,240

	Total	90,127,033

Materials (0.8%)
310	Airgas, Inc.	34,577
300	Albemarle Corporation	17,514
600	APERAM[d]	17,263
9,650	Celanese Corporation	566,745
18,724	Centamin plc	15,336
15,563	Chemtura Corporation[d]	362,462
2,250	Clearwater Paper Corporation[d]	144,788
1,450	Compass Minerals International, Inc.	124,236
4,550	Crown Holdings, Inc.[d]	218,081
14,160	Dow Chemical Company	699,504
11,400	Eagle Materials, Inc.	996,702
4,750	Eastman Chemical Company	383,705
10,150	Ferro Corporation[d]	133,168
660	FMC Corporation	37,851
58,833	Graphic Packaging Holding Company[d]	713,644
2,000	Hitachi Metals, Ltd.	33,766
600	Holmen AB	19,859
41,630	Horsehead Holding Corporation[d]	654,007
2,600	Innophos Holdings, Inc.	148,200
5,825	KapStone Paper and Packaging Corporation[d]	179,177
4,000	Kureha Corporation	19,839
1,400	LyondellBasell Industries NV	128,282
1,000	Maruichi Steel Tube, Ltd.	23,615
26,080	Materials Select Sector SPDR Fund	1,262,272
1,800	Nihon Nohyaku Company, Ltd.	18,320
16,000	Nippon Light Metal Holdings Company, Ltd.	23,630
10,500	Nucor Corporation	567,630
12,000	Oji Holdings Corporation	43,387
2,300	Orica, Ltd.	41,985
20,750	Owens-Illinois, Inc.[d]	534,728
6,900	Packaging Corporation of America	497,352
6,700	Petra Diamonds, Ltd.[d]	17,792
14,819	PolyOne Corporation	548,451
9,450	Royal Gold, Inc.	540,068
32,107	Senomyx, Inc.[d]	254,287
13,800	Silgan Holdings, Inc.	678,408
560	Silver Wheaton Corporation	9,727
2,450	Sonoco Products Company	100,132
16,850	Southern Copper Corporation	484,943
48,338	Steel Dynamics, Inc.	1,112,257
3,100	Stora Enso OYJ	25,600
5,000	Sumitomo Metal Mining Company, Ltd.	69,363
2,000	Sumitomo Seika Chemicals Company, Ltd.	12,269
5,000	Toagosei Company, Ltd.	21,852
18,000	Tosoh Corporation	78,274
3,700	Tronox, Ltd.	89,466
14,060	U.S. Silica Holdings, Inc.	631,294
4,100	UPM-Kymmene Oyj	65,036
2,300	Westlake Chemical Corporation	162,265
2,450	Worthington Industries, Inc.	94,693

	Total	13,657,802

Telecommunications Services (0.2%)
23,900	AT&T, Inc.	832,676
60,400	Bezeq Israel Telecommunication Corporation, Ltd.	103,231
11,975	BT Group plc	70,596
17,438	Cogent Communications Holdings	591,846
3,700	Elisa Oyj	101,640
2,900	Freenet AG	76,089
2,700	iiNet, Ltd.	19,054
5,000	Nippon Telegraph & Telephone Corporation	311,094
410	SBA Communications Corporation[d]	46,055
9,000	Singapore Telecommunications, Ltd.	26,490
64,400	Telecom Italia SPA[d]	72,984
9,700	Telstra Corporation, Ltd.	48,269
340	TW Telecom, Inc.[d]	14,545
23,053	Verizon Communications, Inc.	1,158,413
28,200	Vonage Holdings Corporation[d]	98,136

	Total	3,571,118

Utilities (0.4%)
100,300	A2A SPA	100,573
4,100	Atmos Energy Corporation	217,300
2,400	E.ON SE	41,376
10,050	Edison International, Inc.	628,929
36,600	Electricidade de Portugal SA	157,502
1,400	Electricite de France	41,340
1,400	Endesa SA	27,311
30,100	Enel SPA	153,808
4,400	Fortum Oyj	102,044
11,200	IREN SPA	13,543
6,580	Laclede Group, Inc.	334,067
14,880	NiSource, Inc.	625,853
30,100	NorthWestern Corporation	1,590,484
30,720	PG&E Corporation	1,545,830
9,270	Portland General Electric Company	337,521
18,750	Public Service Enterprise Group, Inc.	774,562
200	Red Electrica Corporacion SA	17,476
4,700	Redes Energeticas Nacionais SGPS SA	14,569
6,600	Southern Company	305,976
11,700	United Utilities Group plc	160,386
3,600	Vectren Corporation	161,820
10,050	Wisconsin Energy Corporation	499,083

	Total	7,851,353

	Total Common Stock (cost $346,683,687)	419,752,768

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (10.1%)	Value
Asset-Backed Securities (0.8%)
	Access Group, Inc.
$236,277	0.652%, 2/25/2036[f,g]	$235,050
	Ally Auto Receivables Trust 2013-SN1
276,323	0.720%, 5/20/2016	276,467
	BA Credit Card Trust
250,000	0.533%, 6/15/2021[g]	249,797
	Barclays Dryrock Issuance Trust
500,000	0.513%, 12/16/2019[g]	500,463
	Capital One Multi-Asset Execution Trust
500,000	0.533%, 1/18/2022[g]	499,204
	Chase Issuance Trust
325,000	1.150%, 1/15/2019	325,933
	Chesapeake Funding, LLC
176,142	0.603%, 1/7/2025[f,g]	175,922
	Citibank Credit Card Issuance Trust
500,000	1.020%, 2/22/2019	499,321
	Countrywide Asset-Backed Certificates
243,790	5.530%, 4/25/2047	237,812
	Edlinc Student Loan Funding Trust
172,274	3.160%, 10/1/2025*,g	174,428
	Enterprise Fleet Financing, LLC
123,406	1.060%, 3/20/2019[f]	123,812
500,000	0.870%, 9/20/2019[f]	500,380
	FirstEnergy Ohio PIRB Special Purpose Trust
171,075	0.679%, 1/15/2019	171,198
	FNA Trust
100,015	1.980%, 1/10/2018*	100,266
	Ford Credit Auto Owner Trust
175,000	2.260%, 11/15/2025[f]	175,919
	GE Equipment Transportation, LLC
300,000	0.690%, 11/25/2016	300,424
	Golden Credit Card Trust
240,000	0.403%, 2/15/2018[f,g]	239,906
250,000	0.583%, 9/15/2018[f,g]	250,615
	GoldenTree Loan Opportunities IX, Ltd.
150,000	1.829%, 10/29/2026*,c,g	149,126
	GreatAmerica Leasing Receivables
450,000	0.610%, 5/15/2016[f]	450,090
	Hertz Fleet Lease Funding, LP
475,000	0.702%, 12/10/2027[f,g]	475,733
	Hyundai Floorplan Master Owner Trust
405,000	0.503%, 5/15/2018[f,g]	405,587
	Master Credit Card Trust
244,200	0.780%, 4/21/2017[f]	244,398
	Morgan Stanley Capital, Inc.
552,090	0.302%, 2/25/2037[g]	351,289
	Motor plc
204,000	0.652%, 2/15/2021[f]	204,147
366,067	0.632%, 8/25/2021[f,g]	366,479
	OZLM VIII, Ltd.
140,000	1.715%, 10/17/2026*,g	138,501
	Penarth Master Issuer plc
480,000	0.547%, 11/18/2017[f,g]	480,151
	Renaissance Home Equity Loan Trust
2,662,796	5.746%, 5/25/2036[h]	1,963,402
1,780,000	6.011%, 5/25/2036[h]	1,272,935
	SLM Student Loan Trust
627,866	0.753%, 8/15/2022[f,g]	628,557
343,001	0.634%, 4/25/2023[f,g]	343,286
200,000	1.203%, 5/17/2027[f,g]	201,232
	Vericrest Opportunity Loan Transferee
639,976	3.125%, 4/27/2054[f]	640,002
	Volvo Financial Equipment, LLC
300,000	0.740%, 3/15/2017[f]	300,380
	World Financial Network Credit Card Master Trust
75,000	0.533%, 12/15/2019[g]	75,049
300,000	0.910%, 3/16/2020	300,331
	World Omni Automobile Lease Securitization Trust
275,000	1.400%, 2/15/2019	277,179
	World Omni Master Owner Trust
240,000	0.503%, 2/15/2018[f,g]	240,220

	Total	14,544,991

Basic Materials (0.1%)
	ArcelorMittal
275,000	6.000%, 3/1/2021	294,937
	FMG Resources August 2006 Pty., Ltd.
122,222	6.875%, 2/1/2018[f,i]	125,278
	Freeport-McMoRan Copper & Gold, Inc.
231,000	2.375%, 3/15/2018	232,236
	Glencore Funding, LLC
90,000	1.700%, 5/27/2016[f]	90,589
	Goldcorp, Inc.
115,000	2.125%, 3/15/2018	114,948
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
275,000	8.875%, 2/1/2018	271,906
	Ineos Finance plc
275,000	7.500%, 5/1/2020[f]	294,250
	LyondellBasell Industries NV
120,000	6.000%, 11/15/2021	140,502
	Mosaic Company
102,000	5.450%, 11/15/2033	113,874
	Sappi Papier Holding GmbH
160,000	6.625%, 4/15/2021[f]	166,400
	Trinseo Materials Operating SCA
275,000	8.750%, 2/1/2019	290,813
	Vale Overseas, Ltd.
112,000	6.250%, 1/23/2017	122,704
	Yamana Gold, Inc.
135,000	4.950%, 7/15/2024[f]	132,041

	Total	2,390,478

Capital Goods (0.1%)
	BAE Systems plc
46,000	3.500%, 10/11/2016[f]	48,038
	CNH Capital, LLC
275,000	3.625%, 4/15/2018	275,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (10.1%)	Value
Capital Goods (0.1%) - continued
	Crown Americas Capital Corporation IV
$275,000	4.500%, 1/15/2023	$270,188
	Eaton Corporation
72,000	4.000%, 11/2/2032	71,904
	Harsco Corporation
107,000	2.700%, 10/15/2015	106,910
	Hutchison Whampoa Finance CI, Ltd.
88,000	1.625%, 10/31/2017[f]	87,851
	Ingersoll-Rand Global Holding Company, Ltd.
144,000	6.875%, 8/15/2018	168,763
	L-3 Communications Corporation
144,000	1.500%, 5/28/2017	143,124
	Martin Marietta Materials, Inc.
90,000	1.333%, 6/30/2017[f,g]	90,376
	Reynolds Group Issuer, Inc.
273,154	5.750%, 10/15/2020	284,080
	Roper Industries, Inc.
144,000	2.050%, 10/1/2018	143,256
	RSC Equipment Rental, Inc.
275,000	8.250%, 2/1/2021	299,750
	Textron, Inc.
60,000	5.600%, 12/1/2017	66,473

	Total	2,055,713

Collateralized Mortgage Obligations (0.5%)
	Alm Loan Funding CLO
140,000	1.664%, 10/17/2026*,[g]	138,424
	Apidos CLO XVIII
135,000	1.646%, 7/22/2026*,[g]	133,402
	Babson CLO, Ltd.
140,000	1.656%, 10/17/2026*,[g]	138,139
	Birchwood Park CLO, Ltd.
140,000	1.674%, 7/15/2026*,[g]	138,481
	BlueMountain CLO, Ltd.
140,000	1.480%, 10/15/2026*,[g]	138,731
	Carlyle Global Market Strategies CLO, Ltd.
150,000	1.531%, 7/20/2023*,[g]	148,658
150,000	1.733%, 10/15/2026*,[g]	148,820
	Cent CLO 16, LP
140,000	1.710%, 8/1/2024*,[g]	138,711
	Cent CLO 22, Ltd.
150,000	1.713%, 11/7/2026*,[g]	149,393
	Citigroup Mortgage Loan Trust, Inc.
274,654	5.500%, 11/25/2035	253,751
	CitiMortgage Alternative Loan Trust
895,706	5.750%, 4/25/2037	769,163
	Countrywide Alternative Loan Trust
268,983	5.263%, 10/25/2035	222,665
153,799	6.500%, 8/25/2036	119,335
172,415	6.000%, 1/25/2037	156,459
783,105	5.500%, 5/25/2037	679,945
625,276	7.000%, 10/25/2037	464,338
	Countrywide Home Loans, Inc.
317,882	5.750%, 4/25/2037	288,766
	Deutsche Alt-A Securities Mortgage Loan Trust
248,640	6.000%, 10/25/2021	219,161
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
103,066	5.500%, 10/25/2021	99,057
	Dryden 34 Senior Loan Fund CLO
140,000	1.717%, 10/15/2026*,g	138,426
	Federal Home Loan Mortgage Corporation
524,847	3.000%, 2/15/2033[j]	69,874
	Federal National Mortgage Association
1,146,258	3.500%, 1/25/2033[j]	169,622
	J.P. Morgan Mortgage Trust
81,414	2.535%, 10/25/2036	72,379
711,516	0.532%, 1/25/2037[g]	441,810
795,070	6.250%, 8/25/2037	648,615
	Limerock CLO III, LLC
450,000	1.759%, 10/20/2026*,[c,g,k]	450,000
	Madison Park Funding XIV CLO, Ltd.
150,000	1.681%, 7/20/2026*,[g]	148,510
	MASTR Alternative Loans Trust
195,370	6.500%, 7/25/2034	200,172
415,733	0.602%, 12/25/2035[g]	229,562
	Merrill Lynch Alternative Note Asset Trust
207,746	6.000%, 3/25/2037	193,872
	Neuberger Berman CLO, Ltd.
100,000	1.701%, 8/4/2025*,[g]	99,102
	Octagon Investment Partners XX CLO, Ltd.
140,000	1.675%, 8/12/2026*,[g]	138,407
	Residential Asset Securitization Trust
603,968	0.532%, 8/25/2037[g]	238,070
	Sequoia Mortgage Trust
479,432	2.664%, 9/20/2046	406,311
58,184	2.664%, 9/20/2046	2,414
	Symphony CLO XV, Ltd.
450,000	1.678%, 10/17/2026*,[c,g]	446,625
	Symphony CLO, Ltd.
140,000	1.335%, 1/9/2023*,[g]	139,083
	Voya CLO 2014-3, Ltd.
140,000	1.649%, 7/25/2026*,[g]	138,397
	WaMu Mortgage Pass Through Certificates
134,428	2.237%, 9/25/2036	120,385
277,558	2.293%, 10/25/2036	238,043

	Total	9,275,078

Commercial Mortgage-Backed Securities (0.7%)
	Banc of America Commercial Mortgage, Inc.
1,400,000	5.612%, 4/10/2049	1,517,328
2,200,000	5.563%, 6/10/2049	2,383,621
	Bear Stearns Commercial Mortgage Securities, Inc.
1,306,348	5.331%, 2/11/2044	1,404,136
	CGBAM Commercial Mortgage Trust
210,000	1.254%, 5/15/2030[f,g]	209,920
	Commercial Mortgage Pass-Through Certificates
360,000	1.203%, 6/8/2030[f,g]	359,660

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (10.1%)	Value
Commercial Mortgage-Backed Securities (0.7%) - continued
	Credit Suisse First Boston Mortgage Securities
$1,300,000	5.542%, 1/15/2049	$1,399,800
	Credit Suisse Mortgage Capital Certificates
1,625,000	5.509%, 9/15/2039	1,735,539
	Federal Home Loan Mortgage Corporation Multi Family Structured Pass Thru Certificates
334,556	0.727%, 12/25/2016	333,993
	Federal National Mortgage Association
300,000	1.272%, 1/25/2017	302,251
	Greenwich Capital Commercial Funding Corporation
900,000	5.867%, 12/10/2049	979,914
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
94,487	0.853%, 4/15/2028[f,g]	94,397
300,000	1.104%, 12/15/2028[f,g]	299,628
750,000	5.703%, 2/12/2049	794,755
	LSTAR Commercial Mortgage Trust
308,649	1.519%, 1/20/2041[f]	308,528
	Morgan Stanley Capital, Inc.
450,000	5.406%, 3/15/2044	483,008
	SCG Trust 2013-SRP1
150,000	1.553%, 11/15/2026[f,g]	150,156
	Wachovia Bank Commercial Mortgage Trust
1,050,000	5.603%, 10/15/2048	1,127,298

	Total	13,883,932

Communications Services (0.4%)
	21st Century Fox America, Inc.
120,000	6.900%, 3/1/2019	142,699
	AMC Networks, Inc.
275,000	4.750%, 12/15/2022	272,937
	America Movil SAB de CV
90,000	5.000%, 10/16/2019	100,907
	American Tower Corporation
68,000	7.000%, 10/15/2017	76,999
120,000	3.450%, 9/15/2021	117,388
	AT&T, Inc.
112,000	3.875%, 8/15/2021	117,435
	British Sky Broadcasting Group plc
110,000	2.625%, 9/16/2019[f]	110,305
	CBS Corporation
65,000	2.300%, 8/15/2019	64,147
	CC Holdings GS V, LLC
52,000	2.381%, 12/15/2017	52,683
	CCO Holdings, LLC
275,000	7.375%, 6/1/2020	294,766
	CenturyLink, Inc.
210,000	6.450%, 6/15/2021	229,950
	Columbus International, Inc.
150,000	7.375%, 3/30/2021[f]	159,000
	Comcast Corporation
58,000	4.650%, 7/15/2042	61,018
78,000	4.750%, 3/1/2044	83,808
	Cox Communications, Inc.
68,000	9.375%, 1/15/2019[f]	86,881
	Crown Castle Towers, LLC
45,000	4.174%, 8/15/2017[f]	47,223
	Digicel, Ltd.
275,000	6.000%, 4/15/2021[f]	277,750
	DIRECTV Holdings, LLC
78,000	1.750%, 1/15/2018	77,640
65,000	5.875%, 10/1/2019	74,651
54,000	4.450%, 4/1/2024	56,340
	Frontier Communications Corporation
185,000	6.875%, 1/15/2025	187,312
	Hughes Satellite Systems Corporation
275,000	6.500%, 6/15/2019	297,687
	Intelsat Jackson Holdings SA
275,000	7.250%, 4/1/2019	288,750
	Level 3 Financing, Inc.
275,000	8.625%, 7/15/2020	302,500
	Nippon Telegraph & Telephone Corporation
51,000	1.400%, 7/18/2017	51,062
	Numericable Group SA
275,000	6.000%, 5/15/2022[f]	281,187
	SBA Tower Trust
50,000	5.101%, 4/17/2017[f]	53,015
	SES Global Americas Holdings GP
135,000	2.500%, 3/25/2019[f]	134,672
	Sprint Communications, Inc.
273,154	9.000%, 11/15/2018[f]	321,297
	Telefonica Emisiones SAU
126,000	3.992%, 2/16/2016	130,742
122,000	3.192%, 4/27/2018	126,632
	Time Warner Cable, Inc.
65,000	5.000%, 2/1/2020	72,749
	T-Mobile USA, Inc.
275,000	6.125%, 1/15/2022	284,969
	Unitymedia Hessen GmbH & Company KG
165,000	5.500%, 1/15/2023[f]	172,012
	Univision Communications, Inc.
275,000	6.875%, 5/15/2019[f]	289,094
	UPCB Finance V, Ltd.
275,000	7.250%, 11/15/2021[f]	302,500
	Verizon Communications, Inc.
41,000	1.100%, 11/1/2017	40,554
130,000	1.005%, 6/17/2019[g]	130,940
25,000	2.625%, 2/21/2020[f]	24,866
85,000	4.500%, 9/15/2020	92,286
190,000	3.000%, 11/1/2021	188,544
102,000	5.150%, 9/15/2023	114,229
107,000	6.400%, 9/15/2033	130,333
60,000	5.050%, 3/15/2034	63,509
24,000	6.550%, 9/15/2043	30,255
	Viacom, Inc.
72,000	2.500%, 9/1/2018	73,108
	Wind Acquisition Finance SA
190,000	7.375%, 4/23/2021[f]	185,725
	Windstream Corporation
275,000	7.750%, 10/1/2021	294,250

	Total	7,169,306

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (10.1%)	Value
Consumer Cyclical (0.2%)
	Chrysler Group, LLC
$275,000	8.000%, 6/15/2019	$294,594
	Cinemark USA, Inc.
275,000	4.875%, 6/1/2023	270,875
	CVS Health Corporation
40,000	2.250%, 8/12/2019	39,822
	Delphi Corporation
126,000	6.125%, 5/15/2021	137,025
	Ford Motor Company
56,000	7.450%, 7/16/2031	75,002
	Ford Motor Credit Company, LLC
135,000	1.684%, 9/8/2017	134,368
70,000	5.000%, 5/15/2018	76,596
95,000	2.597%, 11/4/2019[c]	94,684
	General Motors Company
46,000	3.500%, 10/2/2018	47,380
120,000	6.250%, 10/2/2043	142,800
	General Motors Financial Company, Inc.
275,000	3.250%, 5/15/2018	281,188
	Hilton Worldwide Finance, LLC
275,000	5.625%, 10/15/2021[f]	289,781
	Home Depot, Inc.
75,000	4.875%, 2/15/2044	84,483
	Hyundai Capital America
85,000	1.450%, 2/6/2017[f]	85,066
	Jaguar Land Rover Automotive plc
275,000	5.625%, 2/1/2023[f]	286,000
	KB Home
140,000	4.750%, 5/15/2019	138,950
	L Brands, Inc.
275,000	5.625%, 2/15/2022	294,937
	Lennar Corporation
275,000	4.125%, 12/1/2018	278,781
	Macy’s Retail Holdings, Inc.
40,000	4.375%, 9/1/2023	42,634
95,000	3.625%, 6/1/2024	94,656
	Nissan Motor Acceptance Corporation
100,000	0.784%, 3/3/2017[f,g]	100,208
	Toll Brothers Finance Corporation
42,000	8.910%, 10/15/2017	49,035
74,000	4.000%, 12/31/2018	74,925
	TRW Automotive, Inc.
83,000	7.250%, 3/15/2017[f]	91,300
	Wynn Las Vegas, LLC
275,000	5.375%, 3/15/2022	289,438

	Total	3,794,528

Consumer Non-Cyclical (0.3%)
	AbbVie, Inc.
165,000	2.000%, 11/6/2018	163,626
	Altria Group, Inc.
90,000	9.700%, 11/10/2018	116,002
126,000	4.000%, 1/31/2024	130,427
	Anheuser-Busch InBev Finance, Inc.
109,000	0.640%, 2/1/2019[g]	108,911
	Anheuser-Busch InBev Worldwide, Inc.
111,000	7.750%, 1/15/2019	134,612
	Bunge Limited Finance Corporation
108,000	8.500%, 6/15/2019	133,614
	CareFusion Corporation
108,000	6.375%, 8/1/2019	125,337
	Celgene Corporation
144,000	1.900%, 8/15/2017	145,311
24,000	2.300%, 8/15/2018	24,157
	CHS/Community Health Systems, Inc.
275,000	7.125%, 7/15/2020	297,687
	ConAgra Foods, Inc.
126,000	1.900%, 1/25/2018	125,379
	Coventry Health Care, Inc.
126,000	5.950%, 3/15/2017	139,370
	CVS Health Corporation
72,000	6.125%, 9/15/2039	90,143
	Endo Finance LLC & Endo Finco, Inc.
275,000	7.000%, 7/15/2019[f]	289,438
	Express Scripts Holding Company
72,000	2.650%, 2/15/2017	74,070
	Forest Laboratories, Inc.
150,000	4.375%, 2/1/2019[f]	157,119
	Fresenius Medical Care US Finance II, Inc.
275,000	5.875%, 1/31/2022[f]	299,750
	Hawk Acquisition Sub, Inc.
273,154	4.250%, 10/15/2020	275,831
	HCA, Inc.
275,000	3.750%, 3/15/2019	275,688
	IMS Health, Inc.
360,000	6.000%, 11/1/2020[f]	373,500
	JBS Finance II, Ltd.
275,000	8.250%, 1/29/2018*	289,437
	Kroger Company
48,000	1.200%, 10/17/2016	48,069
	Lorillard Tobacco Company
90,000	2.300%, 8/21/2017[i]	91,015
90,000	8.125%, 6/23/2019	110,252
	Mattel, Inc.
90,000	1.700%, 3/15/2018	89,527
	Medco Health Solutions, Inc.
91,000	7.125%, 3/15/2018	105,911
	Mondelez International, Inc.
91,000	0.760%, 2/1/2019[g]	91,114
	Mylan, Inc.
90,000	7.875%, 7/15/2020[f]	96,869
	Pernod Ricard SA
50,000	2.950%, 1/15/2017[f]	51,515
72,000	5.750%, 4/7/2021[f]	82,378
	Perrigo Company, Ltd.
72,000	1.300%, 11/8/2016	71,850
	Safeway, Inc.
4,000	3.400%, 12/1/2016	4,041
	Spectrum Brands Escrow Corporation
275,000	6.375%, 11/15/2020	291,500
	Sysco Corporation
45,000	2.350%, 10/2/2019	45,269
30,000	4.350%, 10/2/2034	30,812
	Tenet Healthcare Corporation
275,000	8.125%, 4/1/2022	315,219

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (10.1%)	Value
Consumer Non-Cyclical (0.3%) - continued
	Thermo Fisher Scientific, Inc.
$108,000	1.300%, 2/1/2017	$107,873
108,000	2.400%, 2/1/2019	108,612
	Tyson Foods, Inc.
76,000	4.500%, 6/15/2022	81,328
	Valeant Pharmaceuticals International
275,000	6.875%, 12/1/2014[f]	284,625
	Whirlpool Corporation
75,000	1.650%, 11/1/2017	75,014
	WM Wrigley Jr. Company
60,000	2.000%, 10/20/2017[f]	60,615

	Total	6,012,817

Energy (0.3%)
	Boardwalk Pipelines, Ltd.
112,000	5.875%, 11/15/2016	120,477
	Buckeye Partners, LP
107,000	2.650%, 11/15/2018	106,883
	Calumet Specialty Products Partners, LP
275,000	6.500%, 4/15/2021[f]	266,750
	CNOOC Nexen Finance 2014 ULC
108,000	1.625%, 4/30/2017	108,030
	CNPC General Capital, Ltd.
72,000	1.450%, 4/16/2016[f]	71,979
72,000	2.750%, 4/19/2017[f]	73,284
	Concho Resources, Inc.
273,154	5.500%, 10/1/2022	288,177
	Continental Resources, Inc.
144,000	5.000%, 9/15/2022	152,640
	Crestwood Midstream Partners, LP
155,000	6.125%, 3/1/2022	156,550
	Devon Energy Corporation
162,000	1.200%, 12/15/2016	163,847
	El Paso, LLC
85,000	7.800%, 8/1/2031	104,550
	Enbridge, Inc.
157,000	0.684%, 6/2/2017[g]	157,040
	Ensco plc
75,000	4.500%, 10/1/2024	75,955
	Enterprise Products Operating, LLC
120,000	2.550%, 10/15/2019	120,007
	EQT Corporation
53,000	5.150%, 3/1/2018	57,048
55,000	8.125%, 6/1/2019	67,569
	Hess Corporation
112,000	8.125%, 2/15/2019	137,307
	Kinder Morgan, Inc.
75,000	5.000%, 2/15/2021[f]	79,125
	Linn Energy, LLC
273,154	6.250%, 11/1/2019	251,302
	Marathon Petroleum Corporation
30,000	3.625%, 9/15/2024	29,888
60,000	4.750%, 9/15/2044	60,371
	MEG Energy Corporation
275,000	6.500%, 3/15/2021[f]	272,250
	Offshore Group Investment, Ltd.
275,000	7.500%, 11/1/2019[i]	234,438
	Petrobras Global Finance BV
162,000	2.000%, 5/20/2016	161,475
110,000	3.115%, 3/17/2020[g]	110,990
	Petroleos Mexicanos
75,000	3.500%, 7/18/2018	77,625
80,000	2.378%, 4/15/2025	79,769
	Plains All American Pipeline, LP
115,000	3.600%, 11/1/2024	114,322
	Regency Energy Partners, LP
275,000	5.000%, 10/1/2022	280,500
	Sabine Pass Liquefaction, LLC
275,000	5.750%, 5/15/2024[f]	284,281
	Sinopec Capital 2013, Ltd.
59,000	1.250%, 4/24/2016[f]	58,906
	Southwestern Energy Company
75,000	7.500%, 2/1/2018	87,286
	Suncor Energy, Inc.
69,000	6.100%, 6/1/2018	79,146
	Transocean, Inc.
121,000	6.000%, 3/15/2018	129,009
	Weatherford International, Ltd.
108,000	9.625%, 3/1/2019	138,013
	Williams Companies, Inc.
57,000	3.700%, 1/15/2023	53,621

	Total	4,810,410

Financials (0.9%)
	Abbey National Treasury Services plc
105,000	0.644%, 9/29/2017[g]	105,000
48,000	3.050%, 8/23/2018	49,927
	ABN AMRO Bank NV
112,000	2.500%, 10/30/2018[f]	113,217
	Air Lease Corporation
75,000	2.125%, 1/15/2018	74,156
	American Express Credit Corporation
130,000	0.784%, 3/18/2019[g]	130,335
	American International Group, Inc.
55,000	2.300%, 7/16/2019	55,296
	ANZ New Zealand International, Ltd.
91,000	1.400%, 4/27/2017[f]	91,055
	Australia and New Zealand Banking Group, Ltd.
130,000	0.494%, 6/13/2017[f,g]	129,932
	Aviation Capital Group Corporation
48,000	3.875%, 9/27/2016[f]	49,309
	Banco Santander Chile
155,000	1.130%, 4/11/2017[f,g]	154,258
	Bank of America Corporation
90,000	1.700%, 8/25/2017	90,015
160,000	5.750%, 12/1/2017	178,101
210,000	1.303%, 3/22/2018[g]	213,018
166,000	5.650%, 5/1/2018	185,318
110,000	1.105%, 4/1/2019[g]	110,568
60,000	4.000%, 4/1/2024	61,996
63,000	5.875%, 2/7/2042	76,971
111,000	8.000%, 12/29/2049[l]	119,464
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
130,000	0.644%, 3/10/2017[f,g]	130,001
55,000	2.850%, 9/8/2021[f]	54,401

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (10.1%)	Value
Financials (0.9%) - continued
	Barclays Bank plc
$90,000	10.179%, 6/12/2021[f]	$120,840
	BBVA Banco Continental SA
109,000	2.250%, 7/29/2016[f]	109,272
	Berkshire Hathaway Finance Corporation
60,000	1.600%, 5/15/2017	60,733
	BioMed Realty, LP
108,000	2.625%, 5/1/2019	107,893
	BNP Paribas SA
73,000	1.250%, 12/12/2016	73,128
117,000	2.375%, 9/14/2017	119,248
	BPCE SA
110,000	1.083%, 2/10/2017[g]	110,988
117,000	1.625%, 2/10/2017	117,899
	Capital One Financial Corporation
95,000	6.150%, 9/1/2016	103,385
90,000	2.450%, 4/24/2019	90,267
	Citigroup, Inc.
96,000	5.500%, 2/15/2017	104,331
73,000	6.000%, 8/15/2017	81,451
90,000	1.003%, 4/8/2019[g]	90,351
122,000	8.500%, 5/22/2019	153,076
89,000	4.050%, 7/30/2022	91,559
	CoBank ACB
50,000	0.834%, 6/15/2022*,g	47,316
	Compass Bank
105,000	1.850%, 9/29/2017	105,421
90,000	2.750%, 9/29/2019	90,653
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
72,000	3.950%, 11/9/2022	73,188
	Credit Agricole SA
100,000	1.625%, 4/15/2016[f]	101,009
110,000	1.031%, 4/15/2019[f,g]	110,632
115,000	6.625%, 9/29/2049[f,i]	112,194
	Credit Suisse AG
73,000	5.400%, 1/14/2020	81,758
	CyrusOne, LP
275,000	6.375%, 11/15/2022	289,437
	DDR Corporation
144,000	9.625%, 3/15/2016	160,399
	Denali Borrower, LLC
275,000	5.625%, 10/15/2020[f]	291,672
	Deutsche Bank AG
100,000	1.350%, 5/30/2017	99,414
	Discover Bank
90,000	8.700%, 11/18/2019	111,771
	Discover Financial Services
72,000	6.450%, 6/12/2017	80,370
	DnB Boligkreditt AS
224,000	1.450%, 3/21/2018[f]	223,264
	Eksportfinans ASA
35,000	3.000%, 11/17/2014	35,016
52,000	5.500%, 5/25/2016	54,535
	Fifth Third Bancorp
93,000	5.450%, 1/15/2017	100,916
55,000	2.875%, 10/1/2021	54,608
	General Electric Capital Corporation
268,000	6.000%, 8/7/2019	314,282
180,000	1.234%, 3/15/2023[g]	181,869
132,000	6.750%, 3/15/2032	175,520
	Genworth Financial, Inc.
104,000	7.700%, 6/15/2020	124,849
	Goldman Sachs Group, Inc.
100,000	2.375%, 1/22/2018	100,933
180,000	1.433%, 4/30/2018[g]	182,729
95,000	1.334%, 11/15/2018[g]	95,973
86,000	7.500%, 2/15/2019	102,687
110,000	2.550%, 10/23/2019	109,295
117,000	5.375%, 3/15/2020	131,194
136,000	5.250%, 7/27/2021	151,616
	Hartford Financial Services Group, Inc.
81,000	4.000%, 10/15/2017	86,536
84,000	5.125%, 4/15/2022	93,868
	HBOS plc
108,000	6.750%, 5/21/2018[f]	121,293
	Health Care REIT, Inc.
96,000	4.700%, 9/15/2017	104,367
27,000	2.250%, 3/15/2018	27,325
	HSBC Bank plc
180,000	0.874%, 5/15/2018[f,g]	181,508
	HSBC Holdings plc
62,000	5.250%, 3/14/2044	67,392
150,000	5.625%, 12/29/2049[i]	152,438
	HSBC USA, Inc.
80,000	1.625%, 1/16/2018	79,953
	Huntington Bancshares, Inc.
24,000	2.600%, 8/2/2018	24,362
	Huntington National Bank
108,000	1.350%, 8/2/2016	108,646
	Icahn Enterprises, LP
215,000	6.000%, 8/1/2020	225,750
	ING Bank NV
200,000	4.125%, 11/21/2023	204,886
	ING Capital Funding Trust III
90,000	3.833%, 12/29/2049[g,i]	89,775
	International Lease Finance Corporation
162,000	2.184%, 6/15/2016[g]	161,392
	Intesa Sanpaolo SPA
108,000	3.125%, 1/15/2016	110,269
54,000	3.875%, 1/16/2018	56,404
109,000	3.875%, 1/15/2019	113,478
	J.P. Morgan Chase & Company
65,000	0.754%, 2/15/2017[g]	65,191
188,000	2.000%, 8/15/2017	190,221
75,000	1.800%, 1/25/2018	74,979
126,000	6.300%, 4/23/2019	146,223
23,000	3.200%, 1/25/2023	22,819
60,000	3.875%, 9/10/2024	59,610
120,000	7.900%, 4/29/2049[i]	130,050
	Kookmin Bank
112,000	1.109%, 1/27/2017[f,g]	112,806
	Liberty Mutual Group, Inc.
28,000	4.950%, 5/1/2022[f]	30,347
25,000	6.500%, 5/1/2042[f]	30,057
	Liberty Property, LP
59,000	5.500%, 12/15/2016	63,904
	Lloyds Banking Group plc
108,000	5.920%, 9/29/2049f,[i]	108,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (10.1%)	Value
Financials (0.9%) - continued
	Macquarie Bank, Ltd.
$115,000	5.000%, 2/22/2017[f]	$123,908
	Merrill Lynch & Company, Inc.
210,000	6.050%, 5/16/2016	224,817
92,000	6.400%, 8/28/2017	103,644
	MetLife, Inc.
75,000	1.903%, 12/15/2017	75,682
	Metropolitan Life Global Funding I
108,000	1.300%, 4/10/2017[f]	108,226
	Mizuho Bank, Ltd.
108,000	1.850%, 3/21/2018[f]	107,412
	Morgan Stanley
131,000	4.750%, 3/22/2017	140,763
80,000	6.250%, 8/28/2017	89,539
180,000	6.625%, 4/1/2018	206,128
120,000	1.514%, 4/25/2018[g]	122,678
65,000	4.875%, 11/1/2022	69,223
126,000	4.100%, 5/22/2023	127,176
	Murray Street Investment Trust I
195,000	4.647%, 3/9/2017	208,186
	National City Corporation
87,000	6.875%, 5/15/2019	102,958
	Nomura Holdings, Inc.
75,000	2.750%, 3/19/2019	75,815
	PNC Bank NA
72,000	1.150%, 11/1/2016	72,251
	Pricoa Global Funding I
136,000	1.350%, 8/18/2017[f]	135,838
	Prologis, LP
135,000	7.375%, 10/30/2019	164,549
	Prudential Financial, Inc.
55,000	2.350%, 8/15/2019	54,978
	RBS Capital Trust III
40,000	2.073%, 9/29/2049[g,i]	39,200
	Realty Income Corporation
27,000	2.000%, 1/31/2018	27,122
	Regions Bank
173,000	7.500%, 5/15/2018	202,681
	Reinsurance Group of America, Inc.
50,000	5.625%, 3/15/2017	54,518
81,000	5.000%, 6/1/2021	89,377
	Reliance Standard Life Global Funding II
85,000	2.500%, 4/24/2019[f]	85,543
	Royal Bank of Canada
126,000	2.200%, 7/27/2018	127,905
	Royal Bank of Scotland Group plc
110,000	1.173%, 3/31/2017[g]	110,365
210,000	5.125%, 5/28/2024	212,767
	Simon Property Group, LP
42,000	10.350%, 4/1/2019	55,595
	Skandinaviska Enskilda Banken AB
135,000	2.375%, 3/25/2019[f]	136,304
	SLM Corporation
35,000	3.875%, 9/10/2015	35,350
	SpareBank 1 Boligkreditt AS
224,000	1.250%, 5/2/2018[f]	221,154
	Sumitomo Mitsui Banking Corporation
170,000	1.300%, 1/10/2017	170,060
	Suncorp-Metway, Ltd.
256,000	0.934%, 3/28/2017[f,g]	256,910
	Svenska Handelsbanken AB
108,000	1.625%, 3/21/2018	107,792
120,000	0.725%, 6/17/2019[g]	120,600
	Swedbank Hypotek AB
224,000	1.375%, 3/28/2018[f]	222,285
	Swiss RE Capital I, LP
55,000	6.854%, 5/29/2049f,I	57,750
	Synchrony Financial
55,000	3.000%, 8/15/2019	55,604
60,000	3.750%, 8/15/2021	61,172
	Toronto-Dominion Bank
70,000	0.792%, 11/5/2019[c,g]	69,931
	UBS AG/Stamford, Connecticut
54,000	5.875%, 12/20/2017	60,826
	Voya Financial, Inc.
109,000	2.900%, 2/15/2018	112,065
	WEA Finance, LLC
105,000	1.750%, 9/15/2017[f]	105,223
	Wells Fargo & Company
103,000	2.100%, 5/8/2017	105,224
90,000	1.400%, 9/8/2017	90,003

	Total	15,952,225

Foreign Government (<0.1%)
	European Investment Bank
165,000	1.875%, 3/15/2019	166,889
120,000	2.125%, 10/15/2021	119,790
	Kommunalbanken AS
125,000	1.500%, 10/22/2019[f]	122,420

	Total	409,099

Mortgage-Backed Securities (2.1%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
3,225,000	3.000%, 11/1/2029[c]	3,339,387
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
243,755	1.961%, 6/1/2043[g]	249,224
3,675,000	4.000%, 11/1/2044[c]	3,898,658
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
3,725,000	3.500%, 11/1/2029[c]	3,935,694
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
382,438	2.078%, 1/1/2043[g]	396,473
630,287	2.055%, 3/1/2043[g]	652,522
613,119	1.738%, 7/1/2043[g]	624,619
444,731	2.012%, 7/1/2043[g]	455,926
398,205	2.107%, 8/1/2043[g]	409,402
8,475,000	3.500%, 11/1/2044[c]	8,763,675
7,300,000	4.000%, 11/1/2044[c]	7,750,547
7,500,000	4.500%, 11/1/2044[c]	8,128,125

	Total	38,604,252

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (10.1%)	Value
Technology (0.1%)
	Amphenol Corporation
$69,000	2.550%, 1/30/2019	$69,765
	Apple, Inc.
165,000	0.537%, 5/6/2019[g]	165,147
	EMC Corporation
87,000	1.875%, 6/1/2018	86,482
	Fidelity National Information Services, Inc.
126,000	1.450%, 6/5/2017	125,565
	First Data Corporation
275,000	7.375%, 6/15/2019[f]	291,500
	Freescale Semiconductor, Inc.
275,000	6.000%, 1/15/2022[f]	281,875
	Hewlett-Packard Company
124,000	5.400%, 3/1/2017	134,864
	Iron Mountain, Inc.
275,000	6.000%, 8/15/2023	290,125
	Micron Semiconductor Asia Pte, Ltd.
76,500	1.258%, 1/15/2019	76,339
	Samsung Electronics America, Inc.
44,000	1.750%, 4/10/2017[f]	44,259
	Tyco Electronics Group SA
128,000	6.550%, 10/1/2017	145,706
	Xerox Corporation
90,000	7.200%, 4/1/2016	97,734
	Xilinx, Inc.
90,000	2.125%, 3/15/2019	89,971

	Total	1,899,332

Transportation (<0.1%)
	American Airlines Pass Through Trust
56,638	4.950%, 1/15/2023	60,603
	Avis Budget Car Rental, LLC
160,000	5.125%, 6/1/2022[f]	158,080
	Canadian Pacific Railway Company
30,000	7.125%, 10/15/2031	41,454
36,000	5.750%, 3/15/2033	42,882
	Continental Airlines, Inc.
60,201	4.150%, 4/11/2024	61,405
	CSX Corporation
42,000	3.700%, 11/1/2023	43,673
	Delta Air Lines, Inc.
83,000	6.750%, 5/23/2017	86,320
36,255	4.950%, 5/23/2019	38,612
12,555	4.750%, 5/7/2020	13,371
	ERAC USA Finance, LLC
54,000	1.400%, 4/15/2016[f]	54,367
30,000	2.800%, 11/1/2018[f]	30,743
	Korea Expressway Corporation
108,000	1.625%, 4/28/2017[f]	107,669
	Virgin Australia Holdings, Ltd.
40,276	5.000%, 10/23/2023[f]	41,637

	Total	780,816

U.S. Government and Agencies (3.4%)
	U.S. Treasury Bonds
550,000	5.250%, 11/15/2028	719,469
1,175,000	4.375%, 5/15/2040	1,471,871
16,030,000	3.000%, 5/15/2042	15,892,238
	U.S. Treasury Notes
375,000	0.625%, 10/15/2016	375,850
100,000	0.625%, 12/15/2016	100,109
2,085,000	1.000%, 5/31/2018	2,068,875
80,000	1.250%, 10/31/2018	79,631
1,000,000	1.625%, 6/30/2019	1,003,203
7,125,000	1.875%, 6/30/2020	7,151,719
6,700,000	3.625%, 2/15/2044	7,435,432
	U.S. Treasury Notes, TIPS
12,245,100	0.125%, 4/15/2018	12,396,253
14,530,191	0.125%, 1/15/2023	14,222,558

	Total	62,917,208

Utilities (0.2%)
	AES Corporation
275,000	7.375%, 7/1/2021	313,758
	American Electric Power Company, Inc.
54,000	1.650%, 12/15/2017	54,125
	Atlas Pipeline Partners, LP
275,000	4.750%, 11/15/2021	274,313
	Calpine Corporation
275,000	5.375%, 1/15/2023	277,750
	Commonwealth Edison Company
45,000	6.950%, 7/15/2018	52,354
	Dayton Power and Light Company
48,000	1.875%, 9/15/2016	48,536
	DCP Midstream Operating, LP
108,000	2.500%, 12/1/2017	110,108
	Duke Energy Corporation
90,000	0.613%, 4/3/2017[g]	90,302
75,000	2.100%, 6/15/2018	75,892
	Dynegy Finance I, Inc./ Dynegy Finance II, Inc.
180,000	6.750%, 11/1/2019[f]	186,300
	Enel Finance International NV
37,000	6.250%, 9/15/2017[f]	41,622
	Energy Transfer Partners, LP
21,000	9.700%, 3/15/2019	26,900
136,000	4.650%, 6/1/2021	145,150
	Enterprise Products Operating, LLC
65,000	7.034%, 1/15/2068	72,312
78,000	5.100%, 2/15/2045	82,573
	Exelon Generation Company, LLC
123,000	5.200%, 10/1/2019	137,585
	ITC Holdings Corporation
30,000	4.050%, 7/1/2023	31,370
	MidAmerican Energy Holdings Company
44,000	1.100%, 5/15/2017	43,829
99,000	5.750%, 4/1/2018	112,075
90,000	6.500%, 9/15/2037	118,466
	NiSource Finance Corporation
74,000	6.400%, 3/15/2018	84,586
75,000	6.800%, 1/15/2019	88,653
	Northeast Utilities
31,000	1.450%, 5/1/2018	30,538
	Northern States Power Company
180,000	4.125%, 5/15/2044	184,335
	NRG Energy, Inc.
275,000	6.625%, 3/15/2023	290,125

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (10.1%)	Value
Utilities (0.2%) - continued
	ONEOK Partners, LP
$51,000	8.625%, 3/1/2019	$63,155
	Pacific Gas & Electric Company
121,000	5.625%, 11/30/2017	135,723
	PG&E Corporation
45,000	2.400%, 3/1/2019	45,168
	PPL Capital Funding, Inc.
155,000	1.900%, 6/1/2018	154,740
54,000	3.500%, 12/1/2022	54,568
	Sempra Energy
150,000	6.150%, 6/15/2018	171,699
	Southern Company
75,000	1.300%, 8/15/2017	74,779
	TransAlta Corporation
125,000	1.900%, 6/3/2017	124,863
	Williams Companies, Inc.
72,000	7.875%, 9/1/2021	86,932
	Williams Partners, LP
28,000	7.250%, 2/1/2017	31,331

	Total	3,916,515

	Total Long-Term Fixed Income (cost $185,736,750)	188,416,700

Shares	Collateral Held for Securities Loaned (<0.1%)	Value
601,444	Thrivent Cash Management Trust	601,444

	Total Collateral Held for Securities Loaned (cost $601,444)	601,444

Shares or Principal Amount	Short-Term Investments (9.3%)[m]	Value
	Federal Home Loan Bank Discount Notes
6,000,000	0.055%, 11/12/2014	5,999,899
10,000,000	0.042%, 11/14/2014	9,999,848
4,000,000	0.035%, 11/21/2014	3,999,911
59,000,000	0.020%, 11/26/2014	58,999,181
2,000,000	0.070%, 12/3/2014[e]	1,999,876
32,000,000	0.064%, 12/5/2014[e]	31,998,073
2,000,000	0.055%, 12/12/2014	1,999,875
3,000,000	0.050%, 12/17/2014	2,999,808
2,000,000	0.040%, 1/12/2015	1,999,840
7,000,000	0.055%, 1/21/2015	6,999,134
5,000,000	0.063%, 1/23/2015	4,999,274
13,000,000	0.065%, 1/30/2015	12,997,887
3,800,000	0.090%, 4/24/2015[e]	3,798,347
	Federal Home Loan Mortgage Corporation Discount Notes
8,000,000	0.065%, 11/24/2014[e]	7,999,668
3,000,000	0.030%, 12/10/2014	2,999,902
14,000,000	0.037%, 1/12/2015[e]	13,998,964
	U.S. Treasury Bills
100,000	0.000%, 11/28/2014[n]	100,000

	Total Short-Term Investments (at amortized cost)	173,889,487

	Total Investments (cost $1,587,765,771) 101.7%	$1,898,304,902

	Other Assets and Liabilities, Net (1.7%)	(31,369,655)

	Total Net Assets 100.0%	$1,866,935,247

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	At October 31, 2014, $15,541,445 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2014, the value of these investments was $20,535,336 or 1.1% of total net assets.

g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2014.
h	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2014.
i	All or a portion of the security is on loan.
j

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

k	Security is fair valued.
l	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	At October 31, 2014, $100,000 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

*

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Moderately Aggressive Allocation Fund owned as of October 31, 2014.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$139,930
Apidos CLO XVIII, 7/22/2026	6/25/2014	134,662
Babson CLO, Ltd., 10/17/2026	8/15/2014	139,930
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	140,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	139,859
Carlyle Global Market Strategies CLO, Ltd., 7/20/2023	7/3/2014	150,000
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	150,000
CentCLO 16, LP, 8/1/2024	9/5/2014	140,000
Cent CLO 22, Ltd., 11/7/2026	9/19/2014	150,000
CoBank ACB, 6/15/2022	10/18/2013	46,406
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	140,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	173,616
FNA Trust, 1/10/2018	4/29/2013	100,011
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/3/2014	149,850
JBS Finance II, Ltd., 1/29/2018	8/11/2014	291,391
Limerock CLO III, LLC, 10/20/2026	10/16/2014	450,000
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	149,820
Neuberger Berman CLO, Ltd., 8/4/2025	6/19/2014	100,000
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	140,000
OZLM VIII, Ltd., 10/17/2026	8/7/2014	139,202
Symphony CLO XV, Ltd., 10/17/2026	10/17/2014	446,625
Symphony CLO, Ltd., 1/9/2023	9/15/2014	140,000
Voya CLO 2014-3, Ltd., 7/25/2026	7/10/2014	139,790

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$308,088,711
Gross unrealized depreciation	(10,218,413)

Net unrealized appreciation (depreciation)	$297,870,298

Cost for federal income tax purposes	$1,600,434,604

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2014, in valuing Moderately Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	4,049,259	–	4,049,259	–
Capital Goods	1,845,135	–	1,845,135	–
Communications Services	13,420,443	–	12,813,281	607,162
Consumer Cyclical	7,656,552	–	7,114,339	542,213
Consumer Non-Cyclical	5,249,706	–	4,892,181	357,525
Energy	2,551,668	–	2,551,668	–
Financials	1,771,188	–	1,771,188	–
Technology	2,095,512	–	2,095,512	–
Transportation	1,731,112	–	1,283,108	448,004
Utilities	1,345,618	–	1,345,618	–

Mutual Funds
Equity Mutual Funds	901,682,863	901,682,863	–	–
Fixed Income Mutual Funds	172,245,447	172,245,447	–	–

Common Stock
Consumer Discretionary	55,536,511	54,030,672	1,505,839	–
Consumer Staples	17,186,927	16,497,691	689,236	–
Energy	31,285,764	29,542,944	1,742,820	–
Financials	80,630,207	76,775,791	3,854,416	–
Health Care	63,861,728	62,907,349	954,379	–
Industrials	56,044,325	54,292,160	1,752,165	–
Information Technology	90,127,033	89,133,912	993,121	–
Materials	13,657,802	13,110,616	547,186	–
Telecommunications Services	3,571,118	2,741,671	829,447	–
Utilities	7,851,353	7,021,425	829,928	–

Long-Term Fixed Income
Asset-Backed Securities	14,544,991	–	14,270,297	274,694
Basic Materials	2,390,478	–	2,390,478	–
Capital Goods	2,055,713	–	2,055,713	–
Collateralized Mortgage Obligations	9,275,078	–	8,378,453	896,625
Commercial Mortgage-Backed Securities	13,883,932	–	13,883,932	–
Communications Services	7,169,306	–	7,169,306	–
Consumer Cyclical	3,794,528	–	3,794,528	–
Consumer Non-Cyclical	6,012,817	–	6,012,817	–
Energy	4,810,410	–	4,810,410	–
Financials	15,952,225	–	15,952,225	–
Foreign Government	409,099	–	409,099	–
Mortgage-Backed Securities	38,604,252	–	38,604,252	–
Technology	1,899,332	–	1,899,332	–
Transportation	780,816	–	780,816	–
U.S. Government and Agencies	62,917,208	–	62,917,208	–
Utilities	3,916,515	–	3,916,515	–
Collateral Held for Securities Loaned	601,444	601,444	–	–
Short-Term Investments	173,889,487	–	173,889,487	–

Total	$1,898,304,902	$1,480,583,985	$414,594,694	$3,126,223

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	10,489,867	10,489,867	–	–
Credit Default Swaps	5,842	–	5,842	–

Total Asset Derivatives	$10,495,709	$10,489,867	$5,842	$–

Liability Derivatives
Futures Contracts	6,776,508	6,776,508	–	–

Total Liability Derivatives	$6,776,508	$6,776,508	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2014. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(479)	December 2014	($104,869,064)	($105,170,437)	($301,373)
5-Yr. U.S. Treasury Bond Futures	(241)	December 2014	(28,506,898)	(28,782,555)	(275,657)
10-Yr. U.S. Treasury Bond Futures	88	December 2014	10,934,143	11,119,625	185,482
30-Yr. U.S. Treasury Bond Futures	350	December 2014	48,523,978	49,382,812	858,834
Eurex EURO STOXX 50 Futures	2,192	December 2014	88,116,240	85,456,108	(2,660,132)
Russell 2000 Index Mini-Futures	(142)	December 2014	(16,202,583)	(16,628,199)	(425,616)
S&P 400 Index Mini-Futures	(1,072)	December 2014	(148,617,150)	(151,730,880)	(3,113,730)
S&P 500 Index Futures	468	December 2014	226,117,723	235,333,800	9,216,077
Ultra Long Term U.S. Treasury Bond Futures	70	December 2014	10,747,401	10,976,875	229,474
Total Futures Contracts					$3,713,359

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Value[3]	Unrealized Gain/(Loss)
CDX HY 5 Year, at 5.00%; Morgan Stanley and Co.	Sell	12/20/2019	($500,000)	$4,602	$4,602
CDX IG 5 Year, at 1.00%; Morgan Stanley and Co.	Sell	12/20/2019	(600,000)	1,240	1,240
Total Credit Default Swaps				$5,842	$5,842

1

As the buyer of protection, Moderately Aggressive Allocation Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderately Aggressive Allocation Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Moderately Aggressive Allocation Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2014, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,273,790
Total Interest Rate Contracts		1,273,790

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	9,216,077
Total Equity Contracts		9,216,077

Credit Contracts
Credit Default Swaps	Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	5,842
Total Credit Contracts		5,842
Total Asset Derivatives		$10,495,709

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	577,030
Total Interest Rate Contracts		577,030

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	6,199,478
Total Equity Contracts		6,199,478
Total Liability Derivatives		$6,776,508

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2014, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	3,273,194
Total Interest Rate Contracts		3,273,194

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	9,660,117
Total Equity Contracts		9,660,117

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(216,854)
Total Credit Contracts		(216,854)
Total		$12,716,457

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2014, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,048,734
Total Interest Rate Contracts		1,048,734

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(2,093,905)
Total Equity Contracts		(2,093,905)

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(33,845)
Total Credit Contracts		(33,845)
Total		($1,079,016)

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

The following table presents Moderately Aggressive Allocation Fund’s average volume of derivative activity during the period ended October 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Swaps (Notional)*
Equity Contracts	$355,880,104	20.0%	N/A	N/A
Interest Rate Contracts	146,219,362	8.2	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$84,323	N/A
Credit Contracts	N/A	N/A	N/A	157,639

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Aggressive Allocation Fund, is as follows:

Fund	Value October 31, 2013	Gross Purchases	Gross Sales	Shares Held at October 31, 2014	Value October 31, 2014	Income Earned November 1, 2013 - October 31, 2014
Natural Resources	$31,525,305	$224,146	$–	3,092,268	$28,974,552	$224,146
Partner Small Cap Growth	52,578,884	7,055,087	52,560,077	–	–	–
Partner Small Cap Value	34,229,418	1,091,135	–	1,628,108	36,323,082	127,648
Small Cap Stock	28,212,048	195,457	–	1,353,925	31,031,959	–
Mid Cap Growth	46,821,497	5,178,647	–	2,132,075	51,383,009	–
Partner Mid Cap Value	51,085,043	9,647,584	–	3,844,932	58,635,213	266,237
Mid Cap Stock	89,108,543	316,418	–	4,047,495	103,373,034	316,418
Partner Worldwide Allocation	205,967,957	4,219,957	–	20,291,180	205,143,826	4,219,957
Large Cap Growth	109,827,646	405,286	–	14,406,776	129,084,714	405,286
Large Cap Value	142,251,596	1,884,283	–	7,692,182	159,997,378	1,884,283
Large Cap Stock	87,633,904	8,547,824	–	3,491,822	97,736,096	724,248
High Yield	56,648,574	3,418,626	1,717,715	11,439,906	57,771,526	3,418,659
Income	72,287,718	2,803,170	3,611,846	7,875,189	73,160,508	2,803,144
Government Bond	23,310,870	589,171	719,637	2,313,767	23,253,358	326,941
Limited Maturity Bond	18,893,910	413,828	1,113,767	1,451,773	18,060,055	305,978
Cash Management Trust-Collateral Investment	1,305,947	57,101,074	57,805,577	601,444	601,444	8,371
Total Value and Income Earned	1,051,688,860				1,074,529,754	15,031,316

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Bank Loans (3.9%)[a]	Value
Basic Materials (0.3%)
	Axalta Coating Systems US Holdings, Inc.,Term Loan
$731,617	3.750%, 2/1/2020	$719,275
	Fortescue Metals Group, Ltd., Term Loan
2,744,280	3.750%, 6/30/2019	2,674,740
	Ineos Group Holdings, Ltd., Term Loan
956,860	3.750%, 5/4/2018	943,703
	NewPage Corporation, Term Loan
950,000	9.500%, 2/11/2021	920,550
	Wausau Paper Corporation, Term Loan
498,750	6.500%, 7/30/2020	492,516

	Total	5,750,784

Capital Goods (0.1%)
	ADS Waste Holdings, Inc., Term Loan
501,075	3.750%, 10/9/2019	489,926
	Berry Plastics Group, Inc., Term Loan
1,635,100	3.500%, 2/8/2020	1,599,340
	Silver II Borrower, Term Loan
419,512	4.000%, 12/13/2019	411,823
	STHI Holding Corporation, Term Loan
215,000	4.500%, 8/6/2021	213,656

	Total	2,714,745

Communications Services (1.5%)
	Atlantic Broadband Penn, LLC, Term Loan
354,183	3.250%, 11/30/2019	349,490
	Birch Communication Inc., Term Loan
800,000	7.750%, 7/17/2020	768,000
	Cengage Learning Aquisitions, Term Loan
1,303,450	7.000%, 3/31/2020	1,304,102
	Cequel Communications, LLC, Term Loan
525,610	3.500%, 2/14/2019	519,765
	Charter Communications Operating, LLC, Term Loan
217,250	3.000%, 7/1/2020	213,177
	Clear Channel Communications, Inc., Term Loan
8,241	3.804%, 1/29/2016	8,166
976,825	6.904%, 1/30/2019	920,814
314,163	7.654%, 7/30/2019	301,694
	Cumulus Media Holdings, Inc., Term Loan
808,426	4.250%, 12/23/2020	798,991
	Fairpoint Communications, Term Loan
1,093,350	7.500%, 2/14/2019	1,100,872
	Grande Communications Networks, LLC, Term Loan
641,879	4.500%, 5/29/2020	635,062
	Hargray Communications Group, Inc., Term Loan
1,158,563	5.250%, 6/26/2019 [b,c]	1,156,153
	Integra Telecom Holdings, Inc., Term Loan
640,250	5.250%, 2/22/2019	637,529
220,000	9.750%, 2/21/2020	216,150
	Intelsat Jackson Holdings SA, Term Loan
633,591	3.750%, 6/30/2019	628,047
	Level 3 Communications, Inc., Term Loan
960,000	4.000%, 1/15/2020	955,200
	Level 3 Financing, Inc., Term Loan
400,000	0.000%, 1/31/2022 [b,c]	401,624
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
355,000	4.500%, 1/7/2022	352,117
	LTS Buyer, LLC, Term Loan
488,813	4.000%, 4/13/2020	482,702
34,788	8.000%, 4/12/2021	34,468
	McGraw-Hill Global Education, LLC, Term Loan
876,750	5.750%, 3/22/2019	877,574
	Mediacom Broadband, LLC, Term Loan
387,100	4.000%, 1/20/2020	380,326
	NEP Broadcasting, LLC, Term Loan
62,857	9.500%, 7/22/2020	62,700
	NEP/NCP Holdco, Inc., Term Loan
2,620,249	4.250%, 1/22/2020	2,554,743
	NTelos, Inc., Term Loan
333,200	5.750%, 11/9/2019	332,644
	Syniverse Holdings, Inc., Term Loan
862,874	4.000%, 4/23/2019	846,160
	TNS, Inc., Term Loan
650,471	5.000%, 2/14/2020	643,563
	Univision Communications, Inc., Term Loan
1,050,845	4.000%, 3/1/2020	1,039,465
	Virgin Media Investment Holdings, Ltd., Term Loan
2,355,000	3.500%, 6/7/2020	2,320,334
	WideOpenWest Finance, LLC, Term Loan
1,433,175	4.750%, 4/1/2019	1,430,710
	XO Communications, LLC, Term Loan
273,625	4.250%, 3/20/2021	270,774
	Yankee Cable Acquisition, LLC, Term Loan
836,510	4.500%, 3/1/2020	831,700
	Zayo Group, LLC, Term Loan
2,865,329	4.000%, 7/2/2019	2,838,023

	Total	26,212,839

Consumer Cyclical (0.7%)
	Amaya Gaming Group, Inc., Term Loan
410,000	5.000%, 8/1/2021	406,499
	Bally Technologies, Inc., Term Loan
499,672	4.250%, 11/25/2020	497,488
	Burlington Coat Factory Warehouse Corporation, Term Loan
531,663	4.250%, 8/13/2021	527,942
	Ceridian Corporation, Term Loan
271,443	4.121%, 5/9/2017	271,036
271,443	4.500%, 5/9/2017	268,984
	Chrysler Group, LLC, Term Loan
718,855	3.500%, 5/24/2017	714,664

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Bank Loans (3.9%)[a]	Value
Consumer Cyclical (0.7%) - continued
	Golden Nugget, Inc., Delayed Draw
$126,544	5.500%, 11/21/2019	$127,122
	Golden Nugget, Inc., Term Loan
295,269	5.500%, 11/21/2019	296,618
	Hilton Worldwide Finance, LLC, Term Loan
556,491	3.500%, 10/26/2020	550,648
	J.C. Penney Corporation, Inc., Term Loan
320,937	6.000%, 5/22/2018	316,659
	Las Vegas Sands, LLC, Term Loan
1,414,312	3.250%, 12/19/2020	1,409,405
	Marina District Finance Company, Inc., Term Loan
1,148,386	6.750%, 8/15/2018	1,144,803
	MGM Resorts International, Term Loan
707,400	3.500%, 12/20/2019	698,557
	Mohegan Tribal Gaming Authority, Term Loan
1,488,750	5.500%, 11/19/2019	1,444,088
	Rite Aid Corporation, Term Loan
162,944	3.500%, 2/21/2020	160,866
330,000	5.750%, 8/21/2020	331,650
	ROC Finance, LLC, Term Loan
1,197,900	5.000%, 6/20/2019	1,145,121
	Scientific Games International, Inc., Term Loan
273,622	4.250%, 10/18/2020	267,550
	Seminole Indian Tribe of Florida, Term Loan
366,950	3.000%, 4/29/2020	365,346
	Seven Seas Cruises S de RL, LLC, Term Loan
728,654	3.750%, 12/21/2018	726,832
	Toys “R” Us, Inc., Term Loan
178,320	5.250%, 5/25/2018	142,433
464,646	9.750%, 4/24/2020 [b,c]	422,052

	Total	12,236,363

Consumer Non-Cyclical (0.4%)
	Albertsons, Inc., Term Loan
955,380	4.750%, 3/21/2019	952,992
	Biomet, Inc., Term Loan
650,746	3.652%, 7/25/2017	648,677
	Catalina Marketing Corporation, Term Loan
204,487	4.500%, 4/9/2021	198,993
	CHS/Community Health Systems, Inc., Term Loan
134,036	3.485%, 1/25/2017	133,590
357,251	4.250%, 1/27/2021	357,362
	Del Monte Corporation, Term Loan
139,917	3.500%, 3/9/2020	134,408
	Hologic, Inc., Term Loan
467,306	3.250%, 8/1/2019	464,502
	JBS USA, LLC, Term Loan
725,940	3.750%, 5/25/2018	715,050
	Ortho-Clinical Diagnostics, Inc., Term Loan
1,256,850	4.750%, 6/30/2021	1,243,025
	Roundy’s Supermarkets, Inc., Term Loan
859,348	5.750%, 3/3/2021	762,671
	Supervalu, Inc., Term Loan
1,005,162	4.500%, 3/21/2019	991,522
	Visant Corporation, Term Loan
1,235,252	7.000%, 9/23/2021	1,216,723

	Total	7,819,515

Energy (0.2%)
	Arch Coal, Inc., Term Loan
1,362,664	6.250%, 5/16/2018	1,201,092
	Energy Solutions, LLC, Term Loan
438,900	6.750%, 5/29/2020	440,546
	Expro Holdings UK 2, Ltd., Term Loan
350,000	0.000%, 9/2/2021 [b,c]	342,415
	Fieldwood Energy, LLC, Term Loan
24,631	8.375%, 9/30/2020	23,661
	Houston Fuel Oil Terminal, LLC, Term Loan
280,000	4.250%, 8/19/2021	274,750
	McJunkin Red Man Corporation, Term Loan
519,750	5.000%, 11/8/2019	520,400
	Offshore Group Investment, Ltd., Term Loan
856,950	5.750%, 3/28/2019	775,540
	Pacific Drilling SA, Term Loan
429,562	4.500%, 6/3/2018	410,636
	TerraForm Power Operating, LLC, Term Loan
199,500	4.750%, 7/23/2019	199,500

	Total	4,188,540

Financials (0.2%)
	DJO Finance, LLC, Term Loan
808,447	4.250%, 9/15/2017	804,001
	GEO Group, Inc., Term Loan
216,700	3.250%, 4/3/2020	213,991
	Harland Clarke Holdings Corporation, Term Loan
117,750	6.000%, 8/4/2019	117,995
	MoneyGram International, Inc., Term Loan
866,800	4.250%, 3/27/2020	837,909
	WaveDivision Holdings, LLC, Term Loan
1,002,150	4.000%, 10/15/2019	991,708

	Total	2,965,604

Technology (0.2%)
	First Data Corporation, Term Loan
1,095,000	3.653%, 3/23/2018	1,084,050
395,000	3.653%, 9/24/2018	391,050
	Freescale Semiconductor, Inc., Term Loan
792,970	4.250%, 2/28/2020	781,361
501,930	5.000%, 1/15/2021	500,766

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Bank Loans (3.9%)[a]	Value
Technology (0.2%) - continued
	Infor US, Inc., Term Loan
$570,836	3.750%, 6/3/2020	$562,701

	Total	3,319,928

Transportation (0.2%)
	American Airlines, Inc., Term Loan
903,563	3.750%, 6/27/2019	891,139
	Delta Air Lines, Inc., Term Loan
819,543	3.250%, 4/20/2017	812,757
	OSG Bulk Ships, Inc., Term Loan
478,800	5.250%, 8/5/2019	475,008
	United Airlines, Inc., Term Loan
541,750	3.500%, 4/1/2019	529,561
105,000	3.750%, 9/15/2021	103,687

	Total	2,812,152

Utilities (0.1%)
	Calpine Corporation, Term Loan
162,061	4.000%, 4/1/2018	161,301
769,300	4.000%, 10/9/2019	761,884
	Intergen NV, Term Loan
419,687	5.500%, 6/15/2020	418,638
	NGPL PipeCo, LLC, Term Loan
658,632	6.750%, 9/15/2017	656,439

	Total	1,998,262

	Total Bank Loans (cost $71,033,439)	70,018,732

Shares	Mutual Funds (56.0%)	Value
Equity Mutual Funds (36.0%)
2,784,907	Thrivent Natural Resources Fund	26,094,578
1,548,575	Thrivent Partner Small Cap Value Fund	34,548,712
888,631	Thrivent Small Cap Stock Fund	20,367,428
744,157	Thrivent Mid Cap Growth Fund	17,934,192
2,538,489	Thrivent Partner Mid Cap Value Fund	38,711,952
2,637,150	Thrivent Mid Cap Stock Fund	67,352,823
15,509,964	Thrivent Partner Worldwide Allocation Fund	156,805,733
11,340,537	Thrivent Large Cap Growth Fund	101,611,209
6,548,778	Thrivent Large Cap Value Fund	136,214,577
1,365,743	Thrivent Large Cap Stock Fund	38,227,137

	Total	637,868,341

Fixed Income Mutual Funds (20.0%)
9,683,266	Thrivent High Yield Fund	48,900,495
18,464,184	Thrivent Income Fund	171,532,271
2,366,570	Thrivent Government Bond Fund	23,784,028
8,925,424	Thrivent Limited Maturity Bond Fund	111,032,275

	Total	355,249,069

	Total Mutual Funds (cost $799,014,376)	993,117,410

Shares	Common Stock (18.1%)	Value
Consumer Discretionary (2.3%)
3,250	Aaron’s, Inc.	80,470
5,500	Amazon.com, Inc.[d,e]	1,680,030
4,447	ANN, Inc.[d]	170,720
1,400	Aoyama Trading Company, Ltd.	33,299
19,350	Apollo Group, Inc.[d]	554,571
2,800	AutoZone, Inc.[d]	1,549,856
3,950	Bank Mandiri Persero Tbk PTd	95,985
19,650	Barnes & Noble, Inc.[d]	428,763
300	Bayerische Motoren Werke AG	24,055
10,600	Best Buy Company, Inc.	361,884
2,000	Big Lots, Inc.	91,300
3,500	BJ’s Restaurants, Inc.[d]	154,070
2,600	BorgWarner, Inc.	148,252
300	Brembo SPA	9,948
600	Bridgestone Corporation	20,051
1,750	Brinker International, Inc.	93,870
10,233	Brunswick Corporation	478,904
9,096	Burlington Stores, Inc.[d]	381,486
4,400	Carnival Corporation	176,660
11,600	Cato Corporation	413,772
16,710	CBS Corporation[e]	906,016
20,450	Cheesecake Factory, Inc.	939,473
500	Chiyoda Company, Ltd.	9,893
3,053	Chuy’s Holdings, Inc.[d]	91,315
5,800	Coinstar, Inc.[d]	366,966
66,400	Comcast Corporation	3,675,240
5,540	Core-Mark Holding Company, Inc.	321,486
200	Daimler AG	15,594
13,139	Del Frisco’s Restaurant Group, Inc.[d]	305,088
26,512	Delphi Automotive plc	1,828,798
2,600	DeVry Education Group, Inc.	125,866
10,700	DISH Network Corporation[d]	681,055
12,800	Dollar Tree, Inc.[d]	775,296
6,900	EDION Corporation	49,230
7,153	Five Below, Inc.[d]	285,190
100	Forbo Holding AG	103,778
33,600	Ford Motor Company	473,424
10,705	G-III Apparel Group, Ltd.[d]	849,442
3,500	Hakuhodo Dy Holdings, Inc.	34,613
4,332	Halfords Group plc	34,388
5,050	Harman International Industries, Inc.	542,067
6,200	Haseko Corporation	45,446
500	Heiwa Corporation	10,238
15,100	Home Depot, Inc.	1,472,552
5,866	Home Retail Group plc	17,214
9,059	HomeAway, Inc.[d]	316,159
27,820	Houghton Mifflin Harcourt Company[d]	556,678
17,009	Ignite Restaurant Group, Inc.[d]	117,192
7,610	Imax Corporation[d]	224,191
3,800	iRobot Corporation[d]	135,736
2,200	JM AB	71,109
9,507	Kate Spade & Company[d]	257,925
6,900	Kirkland’s, Inc.[d]	122,820
18,100	Kohl’s Corporation	981,382
15,000	Kongsberg Automotive ASA[d]	14,353
20,560	Las Vegas Sands Corporation	1,280,066
18,000	Li & Fung, Ltd.	21,937
9,550	Liberty Interactive Corporation[d]	249,637
1,357	Liberty Ventures[d]	47,631
773	Lithia Motors, Inc.	60,000
33,900	Lowe’s Companies, Inc.	1,939,080
23,000	Luk Fook Holdings International, Ltd.	68,579
15,150	Macy’s, Inc.	875,973
1,350	Marriott Vacations Worldwide Corporation	93,744
31,101	MDC Partners, Inc.	643,791
350	Michael Kors Holdings, Ltd.[d]	27,507
14,819	Multimedia Games Holding Company, Inc.[d]	517,183

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (18.1%)	Value
Consumer Discretionary (2.3%) - continued
7,950	Nautilus, Inc.[d]	$106,371
1,000	Next plc	103,236
14,400	NIKE, Inc.	1,338,768
3,500	NOK Corporation	88,671
33,880	NutriSystem, Inc.	570,539
7,200	Omnicom Group, Inc.	517,392
10,800	Orbitz Worldwide, Inc.[d]	89,316
12,083	Oxford Industries, Inc.	740,084
7,690	Papa John’s International, Inc.	359,584
3,200	Persimmon plc	75,152
1,327	Publicis Groupe SA	92,038
4,327	Red Robin Gourmet Burgers, Inc.[d]	237,855
2,304	Restoration Hardware Holdings, Inc.[d]	185,057
100	Rinnai Corporation	8,883
1,950	Royal Caribbean Cruises, Ltd.	132,541
13,550	Ruby Tuesday, Inc.[d]	104,064
9,150	Scientific Games Corporation[d]	107,695
5,950	Scripps Networks Interactive, Inc.	459,578
13,250	Select Comfort Corporation[d]	340,392
1,454	Shutterfly, Inc.[d]	60,821
5,806	Skechers USA, Inc.[d]	317,879
3,753	Slater & Gordon, Ltd.	20,277
18,650	Starbucks Corporation	1,409,194
3,700	Sumitomo Forestry Company, Ltd.	38,880
2,700	Suzuki Motor Corporation	90,500
6,677	Tenneco, Inc.[d]	349,608
8,200	Time Warner Cable, Inc.	1,207,122
12,650	Toll Brothers, Inc.[d]	404,167
39,380	Tuesday Morning Corporation[d]	802,958
4,250	Ulta Salon Cosmetics & Fragrance, Inc.[d]	513,443
2,815	Vail Resorts, Inc.	243,103
100	Valora Holding AG	20,713
2,000	WH Smith plc	36,109
600	Wolters Kluwer NV	16,019
600	WPP plc	11,720
8,350	Wyndham Worldwide Corporation	648,545

	Total	41,378,561

Consumer Staples (0.8%)
7,200	Anheuser-Busch InBev NV ADR	799,056
5,100	Archer-Daniels-Midland Company	239,700
3,366	B&G Foods, Inc.	99,162
1,967	Boston Beer Company, Inc.[d]	489,783
4,532	Britvic plc	49,412
1,750	Coca-Cola Enterprises, Inc.	75,863
2,200	Colgate-Palmolive Company	147,136
42,150	CVS Health Corporation[e]	3,616,891
3,550	Green Mountain Coffee Roasters, Inc.	538,713
5,383	Greencore Group plc	22,587
4,750	Ingredion, Inc.	366,937
2,700	J Sainsbury plc	10,637
1,300	Kesko Oyj	49,303
5,740	Kimberly-Clark Corporation	655,910
500	KOSE Corporation	20,434
2,100	Kroger Company	116,991
900	Matsumotokiyoshi Holdings Company, Ltd.	26,174
4,150	Molson Coors Brewing Company	308,677
38,597	Mondelez International, Inc.	1,360,930
5,673	Natural Grocers by Vitamin Cottage, Inc.[d]	102,738
700	Nestle SA	51,334
3,830	Pantry, Inc.[d]	98,699
6,300	Parmalat SPA	18,932
6,589	Philip Morris International, Inc.	586,487
2,800	Pilgrim’s Pride Corporation[d]	79,548
12,250	Pinnacle Foods, Inc.	414,050
400	Rallye SA	15,503
2,123	Reckitt Benckiser Group plc	178,806
61,000	Rite Aid Corporation[d]	320,250
1,742	SalMar ASA	31,385
1,800	Suedzucker AG	25,063
3,300	Tate & Lyle plc	31,938
4,420	TreeHouse Foods, Inc.[d]	376,451
7,354	United Natural Foods, Inc.[d]	500,219
3,400	Wal-Mart Stores, Inc.	259,318
29,370	WhiteWave Foods Company[d]	1,093,445
6,650	Whole Foods Market, Inc.	261,544

	Total	13,440,006

Energy (1.4%)
1,830	Atwood Oceanics, Inc.[d]	74,389
2,900	Baker Hughes, Inc.	153,584
1,115	Bonanza Creek Energy, Inc.[d]	50,443
28,127	BP plc	202,370
15,086	BW Offshore, Ltd.	18,522
29,550	Cabot Oil & Gas Corporation	919,005
30,225	Cameron International Corporation[d]	1,799,899
4,450	Chesapeake Energy Corporation	98,701
7,560	Chevron Corporation	906,822
850	Cimarex Energy Company	96,620
10,000	Comstock Resources, Inc.	118,400
685	Concho Resources, Inc.[d]	74,686
1,750	ConocoPhillips	126,262
5,300	Denbury Resources, Inc.	65,720
1,164	Diamondback Energy, Inc.[d]	79,664
650	Energen Corporation	44,005
1,000	Eni SPA	21,305
4,450	Ensco plc	180,625
20,378	EOG Resources, Inc.	1,936,929
11,288	EQT Corporation	1,061,524
4,600	ERG SPA	52,716
1,900	Exterran Holdings, Inc.	74,727
28,950	Exxon Mobil Corporation	2,799,754
3,650	Green Plains, Inc.	124,830
2,050	Gulfmark Offshore, Inc.	61,828
700	Gulfport Energy Corporation[d]	35,126
3,100	Helix Energy Solutions Group, Inc.[d]	82,584
1,250	Helmerich & Payne, Inc.	108,525
1,950	Hess Corporation	165,379
2,035	HollyFrontier Corporation	92,348
22,218	Kodiak Oil & Gas Corporation[d]	239,732
8,550	Kosmos Energy, Ltd.[d]	79,772
64,935	Marathon Oil Corporation	2,298,699
13,920	Market Vectors Oil Service ETF	629,184
30,550	Nabors Industries, Ltd.	545,317
1,100	National Oilwell Varco, Inc.	79,904
3,400	Neste Oil Oyj	73,497
1,750	Newfield Exploration Company[d]	57,068
2,070	Noble Corporation	43,304
1,410	Noble Energy, Inc.	81,258
25,269	Oasis Petroleum, Inc.[d]	757,059
1,325	Oceaneering International, Inc.	93,108
1,215	Oil States International, Inc.[d]	72,584
14,900	Patterson-UTI Energy, Inc.	343,147
1,048	PDC Energy, Inc.[d]	45,819
20,646	Penn Virginia Corporation[d]	176,936
390	Pioneer Natural Resources Company	73,733
2,450	QEP Resources, Inc.	61,422
24,820	Rex Energy Corporation[d]	194,589

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (18.1%)	Value
Energy (1.4%) - continued
6,830	Rosetta Resources, Inc.[d]	$259,745
1,935	Rowan Companies plc	46,962
7,454	Royal Dutch Shell plc	266,558
5,100	Royal Dutch Shell plc, Class B	188,421
21,640	Schlumberger, Ltd.	2,135,002
4,900	Seadrill, Ltd.	112,700
3,700	SemGroup Corporation	283,975
6,000	Showa Shell Sekiyu KK	51,482
1,060	SM Energy Company	59,678
19,250	Southwestern Energy Company[d]	625,818
861	Statoil ASA	19,704
9,490	Superior Energy Services, Inc.	238,674
1,100	Total SA	65,674
25,700	Total SA ADR	1,539,173
28,567	Trinidad Drilling, Ltd.	186,045
73,850	Weatherford International, Ltd.[d]	1,212,617
3,650	Whiting Petroleum Corporation[d]	223,526
3,900	Woodside Petroleum, Ltd.	138,530
3,950	WPX Energy, Inc.[d]	75,524

	Total	25,303,232

Financials (3.7%)
6,250	ACE, Ltd.	683,125
3,171	Affiliated Managers Group, Inc.[d]	633,534
1,500	Allianz SE	238,533
9,780	Allied World Assurance Company Holdings AG	371,640
11,420	Allstate Corporation[e]	740,587
5,820	American Assets Trust, Inc.	223,139
5,100	American Express Company	458,745
2,650	American Financial Group, Inc.	158,549
15,500	American International Group, Inc.	830,335
2,240	Amlin plc	16,349
9,150	AmTrust Financial Services, Inc.	410,561
4,595	Argo Group International Holdings, Ltd.	256,401
5,800	Assicurazioni Generali SPA	119,018
2,350	Assurant, Inc.	160,317
12,240	Assured Guaranty, Ltd.	282,499
1,000	AXA SA	23,099
10,200	Banco Santander SA	90,122
4,900	Bank Leumi Le-Israel BMd	17,511
138,590	Bank of America Corporation	2,378,204
11,078	Bank of the Ozarks, Inc.	390,389
3,500	Banner Corporation	151,270
19,320	BBCN Bancorp, Inc.	273,185
17,300	Berkshire Hathaway, Inc.[d]	2,424,768
19,500	Blackstone Group, LP	587,340
200	Bolsas y Mercados Espanoles SA	7,609
6,450	Boston Private Financial Holdings, Inc.	84,817
5,250	Camden Property Trust	402,517
13,900	Capital One Financial Corporation	1,150,503
7,700	Catlin Group, Ltd.	66,149
2,650	CBRE Group, Inc.[d]	84,800
7,900	Challenger, Ltd.	48,590
8,586	Chesapeake Lodging Trust	283,681
12,000	Cheung Kong Holdings, Ltd.	213,027
55,550	Citigroup, Inc.	2,973,591
2,431	CNA Financial Corporation	95,003
41,710	CNO Financial Group, Inc.	756,202
1,900	CNP Assurances	35,521
22,250	Comerica, Inc.	1,062,215
2,300	Commonwealth Bank of Australia	163,552
4,650	Corporate Office Properties Trust	127,131
4,889	Credit Agricole SA	72,349
5,700	Crown Castle International Corporation	445,284
900	Daito Trust Construction Company, Ltd.	112,141
20,000	Daiwa Securities Group, Inc.	158,059
4,550	DDR Corporation	82,537
511	Delta Lloyd NV	11,647
14,566	Deutsche Bank AG	456,207
6,050	Digital Realty Trust, Inc.	417,390
10,500	Direct Line Insurance Group plc	46,448
6,850	Discover Financial Services	436,893
19,600	Duke Realty Corporation	371,616
18,410	Education Realty Trust, Inc.	207,297
2,800	Equity Lifestyle Properties, Inc.	137,480
13,369	Essent Group, Ltd.[d]	325,401
6,054	Evercore Partners, Inc.	313,416
3,530	Extra Space Storage, Inc.	205,305
6,150	FBR & Company[d]	148,461
15,550	First Horizon National Corporation	199,973
34,350	First Niagara Financial Group, Inc.	257,282
12,150	First Republic Bank	618,800
6,100	FlexiGroup, Ltd.	19,265
77	Friends Life Group, Ltd.	399
13,000	Fukuoka Financial Group, Inc.	66,522
21,100	Fulton Financial Corporation	250,668
600	GAM Holding AGd	10,247
9,335	Gaming and Leisure Properties, Inc.	291,719
3,400	General Growth Properties, Inc.	88,094
14,900	Government Properties Income Trust	340,018
6,250	Green Dot Corporation[d]	149,375
33,642	Hanmi Financial Corporation	721,621
200	Hannover Rueckversicherung SE	16,693
2,400	Hanover Insurance Group, Inc.	160,656
14,531	HCC Insurance Holdings, Inc.	758,373
1,553	Hiscox, Ltd.	16,938
23,857	Host Hotels & Resorts, Inc.	556,107
143,850	Huntington Bancshares, Inc.	1,425,553
2,900	Intercontinental Exchange, Inc.	604,041
10,228	Intermediate Capital Group plc	67,235
22,591	Intesa Sanpaolo SPA	57,760
37,840	Invesco, Ltd.	1,531,385
12,400	Investec plc	113,701
22,000	iShares Barclays 1-3 Year Credit Bond Fund	2,320,340
12,800	iShares iBoxx $ High Yield Corporate Bond ETF	1,184,384
5,800	iShares iBoxx $ Investment Grade Corporate Bond ETF	692,172
19,900	iShares Intermediate Credit Bond ETF	2,187,209
8,639	iShares Russell 2000 Growth Index Fund	1,188,986
10,040	iShares Russell 2000 Index Fund	1,170,262
14,976	J.P. Morgan Chase & Company	905,748
12,701	Kennedy-Wilson Holdings, Inc.	344,070
31,350	KeyCorp	413,820
11,891	Lazard, Ltd.	585,156
7,000	Link REIT	41,164
3,850	M&T Bank Corporation	470,393
23,700	Man Group plc	46,992
10,600	MBIA, Inc.[d]	103,456
33,020	MetLife, Inc.	1,791,005
1,500	Mid-America Apartment Communities, Inc.	105,990
14,500	Mizuho Financial Group, Inc.	26,424
48,000	Morgan Stanley	1,677,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (18.1%)	Value
Financials (3.7%) - continued
600	Muenchener Rueckversicherungs- Gesellschaft AG	$118,133
15,800	NASDAQ OMXGroup, Inc.	683,508
500	National Australia Bank, Ltd.	15,468
4,100	Natixis	28,222
8,600	Northern Trust Corporation	570,180
5,400	Old Mutual plc	16,770
5,099	Oversea-Chinese Banking Corporation, Ltd.	39,278
17,489	PacWest Bancorp	746,081
9,650	Parkway Properties, Inc.	193,483
11,380	Pebblebrook Hotel Trust	484,788
4,700	Phoenix Group Holdings	56,749
13,000	Popular, Inc.[d]	414,440
3,469	ProShares Ultra S&P 500	426,132
9,750	Prudential Financial, Inc.	863,265
3,600	RLJ Lodging Trust	115,992
600	Sampo Oyj	28,750
500	SCOR SE	15,321
1,000	Sovran Self Storage, Inc.	85,090
40,700	SPDR Euro Stoxx 50 ETF	1,557,589
31,606	SPDR S&P 500 ETF Trust	6,373,666
1,400	Standard Chartered plc	21,074
1,000	Sun Hung Kai Properties, Ltd.	14,921
5,800	Sunstone Hotel Investors, Inc.	88,798
6,130	SVB Financial Group[d]	686,499
300	Swiss Re AG	24,258
26,840	Synovus Financial Corporation	680,662
17,064	Terreno Realty Corporation	359,368
3,340	Texas Capital Bancshares, Inc.[d]	204,241
4,300	UnipolSai Assicurazioni SPA	11,562
7,200	United Community Banks, Inc.	129,816
7,204	United Overseas Bank, Ltd.	129,065
3,450	Unum Group	115,437
5,400	W.R. Berkley Corporation	278,316
6,100	Wells Fargo & Company	323,849
25,443	Western Alliance Bancorp[d]	677,293
5,870	Westpac Banking Corporation	180,176
3,050	Weyerhaeuser Company	103,273
20,300	Zions Bancorporation	588,091
1,100	Zurich Insurance Group AGd	332,892

	Total	64,782,151

Health Care (2.7%)
1,650	Abaxis, Inc.	86,889
3,500	Abbott Laboratories	152,565
7,425	Acadia Healthcare Company, Inc.[d]	460,721
2,650	Acceleron Pharma, Inc.[d]	97,997
17,100	Acorda Therapeutics, Inc.[d]	595,422
5,550	Actavis, Inc.[d]	1,347,207
800	Actelion, Ltd.	95,276
16,800	Aetna, Inc.	1,386,168
25,600	Affymetrix, Inc.[d]	230,656
22,111	Akorn, Inc.[d]	985,045
1,750	Alexion Pharmaceuticals, Inc.[d]	334,880
9,924	Align Technology, Inc.[d]	522,201
32,850	Allscripts Healthcare Solutions, Inc.[d]	450,702
14,950	Amgen, Inc.	2,424,591
8,300	AMN Healthcare Services, Inc.[d]	142,345
2,200	AmSurg Corporation[d]	118,822
18,470	Baxter International, Inc.	1,295,486
950	Biogen Idec, Inc.[d]	305,026
18,310	BioScrip, Inc.[d]	118,283
86,350	Boston Scientific Corporation[d]	1,146,728
14,982	Bruker Corporation[d]	310,577
3,517	C.R. Bard, Inc.	576,682
25,100	Cambrex Corporation[d]	529,108
10,800	Cardinal Health, Inc.	847,584
8,616	Cardiovascular Systems, Inc.[d]	267,096
14,035	Centene Corporation[d]	1,300,623
29,050	Cerner Corporation[d]	1,840,027
2,250	Charles River Laboratories International, Inc.[d]	142,110
12,880	Covidien plc	1,190,627
800	CSL, Ltd.	56,483
4,361	Cubist Pharmaceuticals, Inc.[d]	315,257
6,809	Cyberonics, Inc.[d]	357,472
26,322	Depomed, Inc.[d]	405,359
5,350	Endo International plc[d]	358,022
35,232	ExamWorks Group, Inc.[d]	1,366,297
8,800	Express Scripts Holding Company[d]	676,016
24,950	Gilead Sciences, Inc.[d]	2,794,400
6,224	GlaxoSmithKline plc	140,749
1,650	Greatbatch, Inc.[d]	82,813
1,400	H. Lundbeck AS	29,688
3,150	HCA Holdings, Inc.[d]	220,657
16,850	Healthcare Services Group, Inc.	501,793
1,800	Hikma Pharmaceuticals plc	54,595
23,550	Hologic, Inc.[d]	616,774
1,564	ICON plc[d]	82,282
4,800	Illumina, Inc.[d]	924,384
14,311	Impax Laboratories, Inc.[d]	414,590
23,689	Ironwood Pharmaceuticals, Inc.[d]	332,120
25,915	Johnson & Johnson	2,793,119
2,300	KYORIN Holdings, Inc.	48,456
4,320	LifePoint Hospitals, Inc.[d]	302,400
3,250	Mallinckrodt, LLC[d]	299,585
4,350	McKesson Corporation	884,833
39,240	Merck & Company, Inc.	2,273,566
28,207	Neurocrine Biosciences, Inc.[d]	522,394
2,800	Novartis AG	259,848
18,800	Novavax, Inc.[d]	105,280
6,344	NPS Pharmaceuticals, Inc.[d]	173,826
34,416	NuVasive, Inc.[d]	1,407,614
10,600	PAREXEL International Corporation[d]	575,686
43,400	Pfizer, Inc.	1,299,830
3,800	PharMerica Corporation[d]	109,022
2,150	Providence Service Corporation[d]	94,987
1,465	Puma Biotechnology, Inc.[d]	367,129
3,350	Qiagen NVd	78,591
2,300	Quintiles Transnational Holdings, Inc.[d]	134,642
11,550	Spectrum Pharmaceuticals, Inc.[d]	87,549
7,251	Team Health Holdings, Inc.[d]	453,478
10,976	Teleflex, Inc.	1,252,581
300	Teva Pharmaceutical Industries, Ltd.	16,934
800	Thermo Fisher Scientific, Inc.	94,056
23,631	UnitedHealth Group, Inc.[e]	2,245,181
5,500	Universal Health Services, Inc.	570,405
14,850	Vertex Pharmaceuticals, Inc.[d]	1,672,704
9,750	Volcano Corporation[d]	98,670
3,800	Waters Corporation[d]	421,040
5,050	WellPoint, Inc.	639,784

	Total	48,314,385

Industrials (2.2%)
2,100	3M Company	322,917
3,000	AAR Corporation	79,500
1,200	Actividades de Construccion y Servicios SA	44,541
200	Adecco SA	13,556
20,400	ADT Corporation	731,136

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (18.1%)	Value
Industrials (2.2%) - continued
800	Aica Kogyo Company, Ltd.	$16,559
12,225	Air New Zealand, Ltd.	19,353
8,610	Apogee Enterprises, Inc.	377,979
1,326	Arcadis NV	40,792
3,700	Argan, Inc.	128,797
400	Atlas Copco AB	10,595
4,000	Berendsen plc	64,772
13,350	Boeing Company[e]	1,667,548
5,600	Bradken, Ltd.	19,103
4,595	Briggs & Stratton Corporation	92,865
100	Bucher Industries AG	25,401
3,077	Cardno, Ltd.	15,111
2,200	Carillion plc	11,721
5,000	Caterpillar, Inc.	507,050
898	Chart Industries, Inc.[d]	41,802
12,100	CLARCOR, Inc.	810,216
4,300	COMSYS Holdings Corporation	76,766
39,000	CSX Corporation	1,389,570
1,100	CTT-Correios de Portugal SA	10,195
6,820	Curtiss-Wright Corporation	472,012
2,400	Daifuku Company, Ltd.	27,797
77,150	Delta Air Lines, Inc.	3,103,745
1,500	Deutsche Lufthansa AG	22,219
4,200	Downer EDI, Ltd.	17,736
300	Duerr AG	21,073
585	Elbit Systems, Ltd.	35,583
20,342	EMCOR Group, Inc.	897,692
4,810	Esterline Technologies Corporation[d]	563,299
10,400	Federal Signal Corporation	147,680
7,050	Flowserve Corporation	479,330
25,350	Fluor Corporation	1,681,719
6,880	GATX Corporation	436,192
3,900	Generac Holdings, Inc.[d]	176,826
500	Go-Ahead Group plc	19,686
18,407	Granite Construction, Inc.	679,402
6,809	H&E Equipment Services, Inc.	254,589
5,727	Heico Corporation	310,632
12,150	Hertz Global Holdings, Inc.[d]	266,328
1,300	Hino Motors, Ltd.	19,023
20,530	HNI Corporation	957,725
11,246	Honeywell International, Inc.	1,080,966
700	Hoshizaki Electric Company, Ltd.	33,906
4,900	Huntington Ingalls Industries, Inc.	518,518
3,772	Huron Consulting Group, Inc.[d]	262,569
300	Implenia AG	16,175
400	Inaba Denki Sangyo Company, Ltd.	13,943
20,700	Ingersoll-Rand plc	1,296,234
8,250	Insperity, Inc.	260,370
56,852	Interface, Inc.	911,338
2,600	Intrum Justitia AB	77,432
5,900	ITOCHU Corporation	71,322
11,040	Jacobs Engineering Group, Inc.[d]	523,848
402	Jardine Matheson Holdings, Ltd.	24,091
300	Kanamoto Company, Ltd.	10,950
12,800	KAR Auction Services, Inc.	388,608
3,089	Kimball International, Inc.	55,540
3,100	KITZ Corporation	14,206
3,400	Komatsu, Ltd.	80,272
37,420	Korn/Ferry International[d]	1,045,141
14,820	Landstar System, Inc.	1,096,828
1,000	Legrand SA	53,810
2,100	Leighton Holdings, Ltd.	40,885
4,350	Manpower, Inc.	290,363
9,079	MasTec, Inc.[d]	260,023
6,250	Meritor, Inc.[d]	71,812
4,953	Middleby Corporation[d]	438,341
78	Mineral Resources, Ltd.	585
5,900	Mistras Group, Inc.[d]	97,291
6,422	Mitie Group plc	30,984
2,000	Nitto Kogyo Corporation	34,966
1,700	Old Dominion Freight Line, Inc.[d]	123,879
14,344	On Assignment, Inc.[d]	417,410
15,666	Oshkosh Corporation	701,210
4,659	Parker Hannifin Corporation	591,833
9,360	Pentair, Ltd.	627,588
12,457	PGT, Inc.[d]	117,158
24,580	Progressive Waste Solutions, Ltd.	718,473
8,676	Proto Labs, Inc.[d]	567,150
7,300	Quanta Services, Inc.[d]	248,784
27,104	Ritchie Brothers Auctioneers, Inc.	661,067
9,390	Saia, Inc.[d]	460,298
1,500	Securitas AB	16,598
2,900	Seven Group Holdings, Ltd.	17,494
1,500	Siemens AG	169,190
69,500	Southwest Airlines Company	2,396,360
2,400	Spirit Aerosystems Holdings, Inc.[d]	94,416
12,763	Spirit Airlines, Inc.[d]	933,103
2,000	Sumitomo Corporation	21,339
12,374	Swift Transportation Company[d]	305,638
900	Takasago Thermal Engineering Company, Ltd.	11,616
800	Teleperformance SA	50,412
7,580	Tennant Company	558,873
3,000	Toppan Printing Company, Ltd.	20,413
6,454	Tutor Perini Corporation[d]	180,777
16,700	Union Pacific Corporation	1,944,715
8,050	United Continental Holdings, Inc.[d]	425,121
1,800	United Technologies Corporation	192,600
3,850	WABCO Holdings, Inc.[d]	374,913
1,207	WageWorks, Inc.[d]	68,811
2,955	Watsco, Inc.	300,287
3,426	Watts Water Technologies, Inc.	207,718
1,313	WS Atkins plc	28,546

	Total	39,763,240

Information Technology (3.8%)
11,207	A10 Networks, Inc.[d]	49,311
14,450	Akamai Technologies, Inc.[d]	871,335
5,471	Alibaba Group Holding, Ltd. ADR[d]	539,441
3,800	Alliance Data Systems Corporation[d]	1,076,730
3,648	Ambarella, Inc.[d]	161,570
8,300	Amdocs, Ltd.	394,582
77,214	Apple, Inc.	8,339,112
40,326	Applied Materials, Inc.	890,801
37,135	Applied Micro Circuits Corporation[d]	240,263
5,808	Applied Optoelectronics, Inc.[d]	93,741
5,750	Arris Group, Inc.[d]	172,615
20,114	Aspen Technology, Inc.[d]	742,810
100,260	Atmel Corporation[d]	743,929
4,700	AVG Technologies NVd	84,224
3,776	Belden, Inc.	268,813
3,750	Booz Allen Hamilton Holding Corporation	98,813
24,300	Broadcom Corporation	1,017,684
19,550	Broadridge Financial Solutions, Inc.	858,832
41,550	Brocade Communications Systems, Inc.	445,831
600	Brother Industries, Ltd.	10,683
2,243	CalAmp Corporation[d]	43,245
200	Cap Gemini SA	13,159
8,776	Cardtronics, Inc.[d]	336,911
5,370	Cavium, Inc.[d]	275,535

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (18.1%)	Value
Information Technology (3.8%) - continued
8,050	CDW Corporation	$248,262
9,041	ChannelAdvisor Corporation[d]	125,579
1,950	Check Point Software Technologies, Ltd.[d]	144,788
4,350	Cirrus Logic, Inc.[d]	83,955
104,140	Cisco Systems, Inc.	2,548,306
6,100	Citrix Systems, Inc.[d]	391,803
6,411	Cognex Corporation[d]	253,619
3,325	Coherent, Inc.[d]	216,624
9,450	Computer Sciences Corporation	570,780
8,513	Constant Contact, Inc.[d]	301,020
10,216	Cornerstone OnDemand, Inc.[d]	370,534
62,050	Corning, Inc.	1,267,681
6,003	Dealertrack Technologies, Inc.[d]	282,441
6,998	Demandware, Inc.[d]	419,530
1,000	Dialog Semiconductor plc[d]	34,532
8,100	Digital River, Inc.[d]	207,117
4,550	Diodes, Inc.[d]	117,527
16,575	DST Systems, Inc.	1,597,001
36,699	eBay, Inc.[d]	1,926,697
1,800	Econocom Group	11,628
10,300	Electronic Arts, Inc.[d]	421,991
4,262	Electronics for Imaging, Inc.[d]	194,859
120,750	EMC Corporation	3,469,147
26,050	Facebook, Inc.[d]	1,953,490
12,800	Fairchild Semiconductor International, Inc.[d]	196,480
5,500	FEI Company	463,540
5,200	FUJIFILM Holdings NPV	174,557
2,564	Google, Inc.[d]	1,433,481
2,834	Google, Inc., Class Ad	1,609,344
22,734	Guidewire Software, Inc.[d]	1,135,336
4,000	Hitachi Kokusai Electric, Inc.	59,916
700	Hitachi Maxell, Ltd.	10,563
2,100	Hoya Corporation	74,312
2,300	iGATE Corporation[d]	85,215
2,200	International Business Machines Corporation	361,680
30,964	Juniper Networks, Inc.	652,411
11,008	Lexmark International, Inc.	475,105
4,300	LinkedIn Corporation[d]	984,528
5,800	Liquidity Services, Inc.[d]	74,124
4,483	Manhattan Associates, Inc.[d]	179,813
25,350	Marvell Technology Group, Ltd.	340,704
14,100	MasterCard, Inc.	1,180,875
29,100	MaxLinear, Inc.[d]	206,319
3,605	Methode Electronics, Inc.	141,965
23,620	Microsoft Corporation[e]	1,108,959
5,902	Monolithic Power Systems, Inc.	260,809
700	NEC Networks & System Integration Corporation	15,209
74,390	NetApp, Inc.	3,183,892
49,406	NVIDIA Corporation	965,393
1,250	NXP Semiconductors NVd	85,825
18,000	Oki Electric Industry Company, Ltd.	41,822
2,600	Optimal Payments plc[d]	18,463
37,700	Oracle Corporation	1,472,185
700	Orbotech, Ltd.[d]	11,228
300	Otsuka Corporation	11,155
11,142	Pace plc	61,943
14,474	Plantronics, Inc.	750,766
6,800	Polycom, Inc.[d]	88,944
16,335	Proofpoint, Inc.[d]	719,393
33,300	QUALCOMM, Inc.	2,614,383
9,500	Red Hat, Inc.[d]	559,740
400	Rohm Company, Ltd.	24,348
24,400	Salesforce.com, Inc.[d]	1,561,356
8,700	Sanmina Corporation[d]	218,109
600	Seiko Epson Corporation	27,843
36,660	Sonus Networks, Inc.[d]	127,210
802	SPS Commerce, Inc.[d]	46,757
3,224	SunPower Corporation[d]	102,652
10,800	Symantec Corporation	268,056
1,950	Synaptics, Inc.[d]	133,439
4,350	Take-Two Interactive Software, Inc.[d]	115,058
1,550	TE Connectivity, Ltd.	94,752
11,500	Telefonaktiebolaget LM Ericsson	135,889
21,600	Teradata Corporation[d]	914,112
24,255	Teradyne, Inc.	446,292
21,680	Texas Instruments, Inc.	1,076,629
12,290	Textura Corporation[d]	327,406
1,227	Tyler Technologies, Inc.[d]	137,326
17,160	Ubiquiti Networks, Inc.	613,813
2,398	Ultimate Software Group, Inc.[d]	360,923
900	ULVAC, Inc.[d]	11,207
3,700	Unisys Corporation[d]	94,868
27,702	Virtusa Corporation[d]	1,135,228
5,050	Visa, Inc.	1,219,222
13,050	VMware, Inc.[d]	1,090,589
700	Wincor Nixdorf AG	32,193
2,450	Workday, Inc.[d]	233,926
52,450	Xerox Corporation	696,536

	Total	67,984,997

Materials (0.6%)
400	APERAM[d]	11,509
9,780	Celanese Corporation	574,379
14,467	Centamin plc	11,849
10,259	Chemtura Corporation[d]	238,932
1,800	Clearwater Paper Corporation[d]	115,830
1,150	Compass Minerals International, Inc.	98,532
3,700	Crown Holdings, Inc.[d]	177,341
14,760	Dow Chemical Company[e]	729,144
6,570	Eagle Materials, Inc.	574,415
3,900	Eastman Chemical Company	315,042
8,300	Ferro Corporation[d]	108,896
41,831	Graphic Packaging Holding Company[d]	507,410
2,000	Hitachi Metals, Ltd.	33,766
500	Holmen AB	16,549
24,380	Horsehead Holding Corporation[d]	383,010
2,150	Innophos Holdings, Inc.	122,550
3,840	KapStone Paper and Packaging Corporation[d]	118,118
3,000	Kureha Corporation	14,879
1,150	LyondellBasell Industries NV	105,374
800	Maruichi Steel Tube, Ltd.	18,892
15,280	Materials Select Sector SPDR Fund	739,552
1,400	Nihon Nohyaku Company, Ltd.	14,249
12,300	Nippon Light Metal Holdings Company, Ltd.	18,166
10,980	Nucor Corporation	593,579
9,000	Oji Holdings Corporation	32,540
1,800	Orica, Ltd.	32,858
12,450	Owens-Illinois, Inc.[d]	320,836
5,650	Packaging Corporation of America	407,252
5,100	Petra Diamonds, Ltd.[d]	13,543
9,769	PolyOne Corporation	361,551
7,700	Royal Gold, Inc.	440,055
21,166	Senomyx, Inc.[d]	167,635
8,718	Silgan Holdings, Inc.	428,577
2,000	Sonoco Products Company	81,740

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (18.1%)	Value
Materials (0.6%) - continued
13,750	Southern Copper Corporation	$395,725
28,959	Steel Dynamics, Inc.	666,347
2,400	Stora Enso OYJ	19,819
4,000	Sumitomo Metal Mining Company, Ltd.	55,490
1,000	Sumitomo Seika Chemicals Company, Ltd.	6,135
4,000	Toagosei Company, Ltd.	17,482
14,000	Tosoh Corporation	60,880
3,000	Tronox, Ltd.	72,540
9,446	U.S. Silica Holdings, Inc.	424,125
3,200	UPM-Kymmene Oyj	50,760
1,900	Westlake Chemical Corporation	134,045
2,000	Worthington Industries, Inc.	77,300

	Total	9,909,198

Telecommunications Services (0.2%)
19,500	AT&T, Inc.	679,380
46,400	Bezeq Israel Telecommunication Corporation, Ltd.	79,303
9,174	BT Group plc	54,083
10,217	Cogent Communications Holdings	346,765
2,900	Elisa Oyj	79,664
2,300	Freenet AG	60,347
2,000	iiNet, Ltd.	14,114
3,800	Nippon Telegraph & Telephone Corporation	236,432
7,000	Singapore Telecommunications, Ltd.	20,603
49,500	Telecom Italia SPA[d]	56,097
7,400	Telstra Corporation, Ltd.	36,824
24,012	Verizon Communications, Inc.	1,206,603
23,000	Vonage Holdings Corporation[d]	80,040

	Total	2,950,255

Utilities (0.4%)
77,100	A2A SPA	77,310
3,350	Atmos Energy Corporation	177,550
1,800	E.ON SE	31,032
8,200	Edison International, Inc.	513,156
28,100	Electricidade de Portugal SA	120,924
1,100	Electricite de France	32,481
1,000	Endesa SA	19,508
23,100	Enel SPA	118,039
3,400	Fortum Oyj	78,852
8,600	IREN SPA	10,399
3,850	Laclede Group, Inc.	195,465
15,450	NiSource, Inc.	649,827
17,630	NorthWestern Corporation	931,569
31,910	PG&E Corporation	1,605,711
5,430	Portland General Electric Company	197,706
11,200	Public Service Enterprise Group, Inc.	462,672
200	Red Electrica Corporacion SA	17,476
3,600	Redes Energeticas Nacionais SGPS SA	11,159
5,350	Southern Company	248,026
9,000	United Utilities Group plc	123,374
2,900	Vectren Corporation	130,355
8,200	Wisconsin Energy Corporation	407,212

	Total	6,159,803

	Total Common Stock (cost $264,281,856)	319,985,828

Principal Amount	Long-Term Fixed Income (17.7%)	Value
Asset-Backed Securities (1.0%)
	Access Group, Inc.
$196,897	0.655%, 2/25/2036[f,g]	195,875
	Ally Auto Receivables Trust 2013-SN1
230,269	0.720%, 5/20/2016	230,389
	BA Credit Card Trust
300,000	0.532%, 6/15/2021[g]	299,757
	Barclays Dryrock Issuance Trust
700,000	0.513%, 12/16/2019[g]	700,648
	Capital One Multi-Asset Execution Trust
400,000	0.533%, 1/18/2022[g]	399,363
	Chase Issuance Trust
425,000	1.150%, 1/15/2019	426,221
	Chesapeake Funding, LLC
440,356	0.603%, 1/7/2025[f,g]	439,804
	Citibank Credit Card Issuance Trust
700,000	1.020%, 2/22/2019	699,050
	Countrywide Asset-Backed Certificates
487,581	5.530%, 4/25/2047	475,624
	Edlinc Student Loan Funding Trust
66,039	3.160%, 10/1/2025*,[g]	66,864
	Enterprise Fleet Financing, LLC
575,894	1.060%, 3/20/2019[f]	577,789
500,000	0.870%, 9/20/2019[f]	500,380
	FirstEnergy Ohio PIRB Special Purpose Trust
142,562	0.679%, 1/15/2019	142,665
	FNA Trust
83,346	1.980%, 1/10/2018*	83,555
	Ford Credit Auto Owner Trust
225,000	2.260%, 11/15/2025[f]	226,182
	GE Equipment Transportation, LLC
250,000	0.690%, 11/25/2016	250,353
	Golden Credit Card Trust
90,000	0.403%, 2/15/2018[f,g]	89,965
100,000	0.583%, 9/15/2018[f,g]	100,246
	GoldenTree Loan Opportunities IX, Ltd.
200,000	1.829%, 10/29/2026*,c,g	198,835
	GreatAmerica Leasing Receivables
600,000	0.610%, 5/15/2016[f]	600,119
	Hertz Fleet Lease Funding, LP
600,000	0.702%, 12/10/2027[f,g]	600,926
	Hyundai Floorplan Master Owner Trust
337,500	0.503%, 5/15/2018[f,g]	337,989
	Master Credit Card Trust
203,500	0.780%, 4/21/2017[f]	203,665
	Morgan Stanley Capital, Inc.
1,029,860	0.302%, 2/25/2037[g]	655,290
	Motor plc
170,000	0.652%, 2/15/2021[f]	170,123
366,067	0.632%, 8/25/2021[f,g]	366,479
	Ohio Phase-ln-Recovery Funding, LLC
788,135	0.958%, 7/2/2018	790,290
	OZLM VIII, Ltd.
210,000	1.715%, 10/17/2026*,g	207,751
	Penarth Master Issuer plc
620,000	0.547%, 11/18/2017[f,g]	620,195

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (17.7%)	Value
Asset-Backed Securities (1.0%) - continued
	Renaissance Home Equity Loan Trust
$2,280,000	6.011%, 5/25/2036[h]	$1,630,501
	SLM Student Loan Trust
409,744	0.753%, 7/15/2022[f,g]	409,446
472,552	0.753%, 8/15/2022[f,g]	473,072
436,547	0.634%, 4/25/2023[f,g]	436,910
75,000	1.203%, 5/17/2027[f,g]	75,462
	Vericrest Opportunity Loan Transferee
984,578	3.125%, 4/27/2054[f]	984,618
	Volvo Financial Equipment, LLC
250,000	0.740%, 3/15/2017[f]	250,317
750,000	0.820%, 4/16/2018[f]	749,677
	World Financial Network Credit Card Master Trust
225,000	0.533%, 12/15/2019[g]	225,147
250,000	0.910%, 3/16/2020	250,275
	World Omni Automobile Lease Securitization Trust
450,000	1.400%, 2/15/2019	453,565
	World Omni Master Owner Trust
90,000	0.503%, 2/15/2018[f,g]	90,083

	Total	16,685,465

Basic Materials(0.2%)
	ArcelorMittal
325,000	6.000%, 3/1/2021	348,562
	FMG Resources August 2006 Pty., Ltd.
144,444	6.875%, 2/1/2018[f,j]	148,056
	Freeport-McMoRan Copper & Gold, Inc.
404,000	2.375%, 3/15/2018	406,161
	Glencore Funding, LLC
180,000	1.700%, 5/27/2016[f]	181,178
	Goldcorp, Inc.
255,000	2.125%, 3/15/2018	254,885
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
270,000	8.875%, 2/1/2018	266,962
	Ineos Finance plc
270,000	7.500%, 5/1/2020[f]	288,900
	LyondellBasell Industries NV
293,000	6.000%, 11/15/2021	343,060
	Mosaic Company
210,000	5.450%, 11/15/2033	234,447
	Sappi Papier Holding GmbH
155,000	6.625%, 4/15/2021[f]	161,200
	Trinseo Materials Operating SCA
325,000	8.750%, 2/1/2019	343,687
	Vale Overseas, Ltd.
276,000	6.250%, 1/23/2017	302,377
	Yamana Gold, Inc.
260,000	4.950%, 7/15/2024[f]	254,302

	Total	3,533,777

Capital Goods (0.2%)
	BAE Systems plc
144,000	3.500%, 10/11/2016[f]	150,380
	Brand Energy& Infrastructure Services, Inc.
150,000	8.500%, 12/1/2021[f]	149,438
	CNH Capital, LLC
270,000	3.625%, 4/15/2018	270,000
	Crown Americas Capital Corporation IV
325,000	4.500%, 1/15/2023	319,312
	Eaton Corporation
144,000	4.000%, 11/2/2032	143,808
	Harsco Corporation
291,000	2.700%, 10/15/2015	290,756
	Hutchison Whampoa Finance CI, Ltd.
210,000	1.625%, 10/31/2017[f]	209,644
	Ingersoll-Rand Global Holding Company, Ltd.
280,000	6.875%, 8/15/2018	328,150
	L-3 Communications Corporation
280,000	1.500%, 5/28/2017	278,297
	Martin Marietta Materials, Inc.
210,000	1.333%, 6/30/2017[f,g]	210,877
	Reynolds Group Issuer, Inc.
269,675	5.750%, 10/15/2020	280,462
	Roper Industries, Inc.
288,000	2.050%, 10/1/2018	286,511
	RSC Equipment Rental, Inc.
270,000	8.250%, 2/1/2021	294,300
	Textron, Inc.
190,000	5.600%, 12/1/2017	210,499

	Total	3,422,434

Collateralized Mortgage Obligations (0.9%)
	Alm Loan Funding CLO
210,000	1.664%, 10/17/2026*,g	207,636
	Alternative Loan Trust
356,281	6.000%, 6/25/2036	318,613
	Apidos CLO XVIII
215,000	1.646%, 7/22/2026*,g	212,455
	Babson CLO, Ltd.
210,000	1.656%, 10/17/2026*,g	207,208
	Birchwood Park CLO, Ltd.
210,000	1.674%, 7/15/2026*,g	207,721
	BlueMountain CLO, Ltd.
210,000	1.480%, 10/15/2026*,g	208,097
	Carlyle Global Market Strategies CLO, Ltd.
215,000	1.531%, 7/20/2023*,g	213,076
200,000	1.733%, 10/15/2026*,g	198,426
	Cent CLO 16, LP
210,000	1.710%, 8/1/2024*,g	208,066
	Cent CLO 22, Ltd.
200,000	1.713%, 11/7/2026*,g	199,191
	Citigroup Mortgage Loan Trust, Inc.
514,975	5.500%, 11/25/2035	475,783
	CitiMortgage Alternative Loan Trust
1,741,650	5.750%, 4/25/2037	1,495,595
	Countrywide Alternative Loan Trust
638,835	5.263%, 10/25/2035	528,829
547,679	6.000%, 4/25/2036	475,539
323,278	6.000%, 1/25/2037	293,361
1,597,535	5.500%, 5/25/2037	1,387,088

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (17.7%)	Value
Collateralized Mortgage Obligations (0.9%) - continued
$1,297,921	7.000%, 10/25/2037	$963,853
	Countrywide Home Loans, Inc.
635,764	5.750%, 4/25/2037	577,533
	Deutsche Alt-A Securities Mortgage Loan Trust
497,280	6.000%, 10/25/2021	438,322
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
193,248	5.500%, 10/25/2021	185,731
	Dryden 34 Senior Loan Fund CLO
210,000	1.717%, 10/15/2026*,g	207,639
	Federal Home Loan Mortgage Corporation
1,180,906	3.000%, 2/15/2033[j]	157,216
	Federal National Mortgage Association
2,547,241	3.500%, 1/25/2033[j]	376,937
	GSR Mortgage Loan Trust
729,866	0.342%, 8/25/2046[g]	700,573
	J.P. Morgan Mortgage Trust
308,248	2.585%, 6/25/2036	259,660
152,651	2.535%, 10/25/2036	135,711
1,138,426	0.532%, 1/25/2037[g]	706,897
1,403,065	6.250%, 8/25/2037	1,144,615
	Limerock CLO III, LLC
650,000	1.759%, 10/20/2026*,[c],g,k	650,000
	Madison Park Funding XIV CLO, Ltd.
230,000	1.681%, 7/20/2026*,g	227,716
	MASTR Alternative Loans Trust
367,755	6.500%, 7/25/2034	376,794
755,879	0.602%, 12/25/2035[g]	417,386
	Merrill Lynch Alternative Note Asset Trust
389,523	6.000%, 3/25/2037	363,509
	Neuberger Berman CLO, Ltd.
150,000	1.701%, 8/4/2025*,g	148,653
	Octagon Investment Partners XX CLO, Ltd.
210,000	1.675%, 8/12/2026*,g	207,611
	Residential Asset Securitization Trust
1,031,778	0.532%, 8/25/2037[g]	406,703
	Sequoia Mortgage Trust
103,788	2.664%, 9/20/2046	4,306
	Symphony CLO XV, Ltd.
650,000	1.678%, 10/17/2026*,c,g	645,125
	Symphony CLO, Ltd.
210,000	1.335%, 1/9/2023*,g	208,624
	Voya CLO 2014-3, Ltd.
210,000	1.649%, 7/25/2026*,g	207,596
	WaMu Mortgage Pass Through Certificates
134,428	2.237%, 9/25/2036	120,385
511,113	2.293%, 10/25/2036	438,347

	Total	17,114,126

Commercial Mortgage-Backed Securities (1.1%)
	Banc of America Commercial Mortgage, Inc.
2,400,000	5.612%, 4/10/2049	2,601,134
1,000,000	5.565%, 6/10/2049	1,083,464
	Bear Stearns Commercial Mortgage Securities, Inc.
1,306,348	5.331%, 2/11/2044	1,404,136
	CGBAM Commercial Mortgage Trust
980,000	1.254%, 5/15/2030[f,g]	979,628
	Commercial Mortgage Pass-Through Certificates
300,000	1.203%, 6/8/2030[f,g]	299,716
	Credit Suisse First Boston Mortgage Securities
2,400,000	5.542%, 1/15/2049	2,584,246
	Credit Suisse Mortgage Capital Certificates
3,000,000	5.509%, 9/15/2039	3,204,072
	Federal Home Loan Mortgage Corporation Multi Family Structured Pass Thru Certificates
125,458	0.727%, 12/25/2016	125,247
	Federal National Mortgage Association
250,000	1.272%, 1/25/2017	251,876
	Greenwich Capital Commercial Funding Corporation
1,600,000	5.867%, 12/10/2049	1,742,069
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
78,739	0.853%, 4/15/2028[f,g]	78,665
400,000	1.104%, 12/15/2028[f,g]	399,504
1,200,000	5.703%, 2/12/2049	1,271,608
	LSTAR Commercial Mortgage Trust
324,082	1.519%, 1/20/2041[f]	323,954
	Morgan Stanley Capital, Inc.
750,000	5.406%, 3/15/2044	805,013
	SCG Trust 2013-SRP1
200,000	1.553%, 11/15/2026[f,g]	200,208
	Wachovia Bank Commercial Mortgage Trust
1,800,000	5.603%, 10/15/2048	1,932,511

	Total	19,287,051

Communications Services (0.7%)
	21st Century Fox America, Inc.
280,000	6.900%, 3/1/2019	332,964
	AMC Networks, Inc.
270,000	4.750%, 12/15/2022	267,975
	America Movil SAB de CV
252,000	5.000%, 10/16/2019	282,540
	American Tower Corporation
140,000	7.000%, 10/15/2017	158,527
280,000	3.450%, 9/15/2021	273,906
	AT&T, Inc.
286,000	3.875%, 8/15/2021	299,879
	British Sky Broadcasting Group plc
255,000	2.625%, 9/16/2019[f]	255,708
	CBS Corporation
100,000	2.300%, 8/15/2019	98,687
	CC Holdings GS V, LLC
150,000	2.381%, 12/15/2017	151,971
	CCO Holdings, LLC
270,000	7.375%, 6/1/2020	289,406

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (17.7%)	Value
Communications Services (0.7%) - continued
	CenturyLink, Inc.
$200,000	6.450%, 6/15/2021	$219,000
	Cequel Communications Escrow 1, LLC
325,000	6.375%, 9/15/2020[f]	338,812
	Columbus International, Inc.
325,000	7.375%, 3/30/2021[f]	344,500
	Comcast Corporation
145,000	4.650%, 7/15/2042	152,545
198,000	4.750%, 3/1/2044	212,743
	Cox Communications, Inc.
140,000	9.375%, 1/15/2019[f]	178,873
	Crown Castle Towers, LLC
135,000	4.174%, 8/15/2017[f]	141,668
	Digicel, Ltd.
325,000	6.000%, 4/15/2021[f]	328,250
	DIRECTV Holdings, LLC
198,000	1.750%, 1/15/2018	197,086
164,000	5.875%, 10/1/2019	188,349
108,000	4.450%, 4/1/2024	112,680
	Frontier Communications Corporation
215,000	6.875%, 1/15/2025	217,688
	Hughes Satellite Systems Corporation
270,000	6.500%, 6/15/2019	292,275
	Intelsat Jackson Holdings SA
270,000	7.250%, 4/1/2019	283,500
	Level 3 Financing, Inc.
270,000	8.625%, 7/15/2020	297,000
	Nippon Telegraph & Telephone Corporation
156,000	1.400%, 7/18/2017	156,191
	Numericable Group SA
325,000	6.000%, 5/15/2022[f]	332,312
	SBA Tower Trust
145,000	5.101%, 4/17/2017[f]	153,744
	SES Global Americas Holdings GP
175,000	2.500%, 3/25/2019[f]	174,574
	Sprint Communications, Inc.
269,675	9.000%, 11/15/2018[f]	317,205
	Telefonica Emisiones SAU
250,000	3.992%, 2/16/2016	259,408
252,000	3.192%, 4/27/2018	261,567
	Time Warner Cable, Inc.
165,000	5.000%, 2/1/2020	184,670
	T-Mobile USA, Inc.
325,000	6.125%, 1/15/2022	336,781
	Unitymedia Hessen GmbH & Company KG
160,000	5.500%, 1/15/2023[f]	166,800
	Univision Communications, Inc.
270,000	6.875%, 5/15/2019[f]	283,837
	UPCB Finance V, Ltd.
270,000	7.250%, 11/15/2021[f]	297,000
	Verizon Communications, Inc.
121,000	1.100%, 11/1/2017	119,683
165,000	1.005%, 6/17/2019[g]	166,194
77,000	2.625%, 2/21/2020[f]	76,589
175,000	4.500%, 9/15/2020	190,001
390,000	3.000%, 11/1/2021	387,011
210,000	5.150%, 9/15/2023	235,176
266,000	6.400%, 9/15/2033	324,005
144,000	5.050%, 3/15/2034	152,421
72,000	6.550%, 9/15/2043	90,764
	Viacom, Inc.
144,000	2.500%, 9/1/2018	146,216
	West Corporation
325,000	5.375%, 7/15/2022[f]	315,250
	Wind Acquisition Finance SA
180,000	7.375%, 4/23/2021[f]	175,950
	Windstream Corporation
325,000	7.750%, 10/1/2021	347,750

	Total	11,567,631

Consumer Cyclical (0.3%)
	Chrysler Group, LLC
275,000	8.000%, 6/15/2019	294,594
	Cinemark USA, Inc.
270,000	4.875%, 6/1/2023	265,950
	CVS Health Corporation
60,000	2.250%, 8/12/2019	59,734
	Delphi Corporation
252,000	6.125%, 5/15/2021	274,050
	Ford Motor Company
146,000	7.450%, 7/16/2031	195,541
	Ford Motor Credit Company, LLC
315,000	1.684%, 9/8/2017	313,526
190,000	5.000%, 5/15/2018	207,904
300,000	2.597%, 11/4/2019[c]	299,001
	General Motors Company
128,000	3.500%, 10/2/2018	131,840
280,000	6.250%, 10/2/2043	333,200
	General Motors Financial Company, Inc.
270,000	3.250%, 5/15/2018	276,075
	Hilton Worldwide Finance, LLC
325,000	5.625%, 10/15/2021[f]	342,469
	Home Depot, Inc.
170,000	4.875%, 2/15/2044	191,495
	Hyundai Capital America
215,000	1.450%, 2/6/2017[f]	215,167
	Jaguar Land Rover Automotive plc
270,000	5.625%, 2/1/2023[f]	280,800
	KB Home
138,000	4.750%, 5/15/2019	136,965
	L Brands, Inc.
270,000	5.625%, 2/15/2022	289,575
	Lennar Corporation
270,000	4.125%, 12/1/2018	273,712
	Macy’s Retail Holdings, Inc.
82,000	4.375%, 9/1/2023	87,399
260,000	3.625%, 6/1/2024	259,058
	Nissan Motor Acceptance Corporation
254,000	0.784%, 3/3/2017[f,g]	254,528
	Royal Caribbean Cruises, Ltd.
325,000	5.250%, 11/15/2022	339,625
	Toll Brothers Finance Corporation
128,000	8.910%, 10/15/2017	149,440
172,000	4.000%, 12/31/2018	174,150
	TRW Automotive, Inc.
200,000	7.250%, 3/15/2017[f]	220,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (17.7%)	Value
Consumer Cyclical (0.3%) - continued
	Wynn Las Vegas, LLC
$270,000	5.375%, 3/15/2022	$284,175

	Total	6,149,973

Consumer Non-Cyclical (0.6%)
	AbbVie, Inc.
385,000	2.000%, 11/6/2018	381,793
	Altria Group, Inc.
180,000	9.700%, 11/10/2018	232,004
252,000	4.000%, 1/31/2024	260,854
	Anheuser-Busch InBev Finance, Inc.
141,000	0.640%, 2/1/2019[g]	140,885
	Anheuser-Busch InBev Worldwide, Inc.
265,000	7.750%, 1/15/2019	321,372
	Bunge Limited Finance Corporation
216,000	8.500%, 6/15/2019	267,229
	CareFusion Corporation
210,000	6.375%, 8/1/2019	243,711
	Celgene Corporation
338,000	1.900%, 8/15/2017	341,077
72,000	2.300%, 8/15/2018	72,471
	CHS/Community Health Systems, Inc.
270,000	7.125%, 7/15/2020	292,275
	ConAgra Foods, Inc.
252,000	1.900%, 1/25/2018	250,757
	Cott Beverages, Inc.
325,000	5.375%, 7/1/2022[f]	321,750
	Coventry Health Care, Inc.
252,000	5.950%, 3/15/2017	278,739
	CVS Health Corporation
144,000	6.125%, 9/15/2039	180,286
	Endo Finance LLC & Endo Finco, Inc.
270,000	7.000%, 7/15/2019[f]	284,175
	Express Scripts Holding Company
144,000	2.650%, 2/15/2017	148,140
	Forest Laboratories, Inc.
290,000	4.375%, 2/1/2019[f]	303,763
	Fresenius Medical Care US Finance II, Inc.
270,000	5.875%, 1/31/2022[f]	294,300
	Hawk Acquisition Sub, Inc.
269,675	4.250%, 10/15/2020	272,318
	HCA, Inc.
325,000	3.750%, 3/15/2019	325,813
	IMS Health, Inc.
363,000	6.000%, 11/1/2020[f]	376,613
	JBS Finance II, Ltd.
325,000	8.250%, 1/29/2018*	342,062
	Kroger Company
144,000	1.200%, 10/17/2016	144,207
	Lorillard Tobacco Company
166,000	2.300%, 8/21/2017[i]	167,872
180,000	8.125%, 6/23/2019	220,504
	Mattel, Inc.
165,000	1.700%, 3/15/2018	164,134
	Medco Health Solutions, Inc.
217,000	7.125%, 3/15/2018	252,557
	Mondelez International, Inc.
118,000	0.760%, 2/1/2019[g]	118,148
	Mylan, Inc.
180,000	7.875%, 7/15/2020[f]	193,737
	Pernod Ricard SA
144,000	2.950%, 1/15/2017[f]	148,363
144,000	5.750%, 4/7/2021[f]	164,757
	Perrigo Company, Ltd.
344,000	1.300%, 11/8/2016	343,286
	Safeway, Inc.
13,000	3.400%, 12/1/2016	13,133
	Spectrum Brands Escrow Corporation
270,000	6.375%, 11/15/2020	286,200
	Sysco Corporation
105,000	2.350%, 10/2/2019	105,628
70,000	4.350%, 10/2/2034	71,894
	Tenet Healthcare Corporation
325,000	8.125%, 4/1/2022	372,531
	Thermo Fisher Scientific, Inc.
216,000	1.300%, 2/1/2017	215,745
216,000	2.400%, 2/1/2019	217,225
	Tyson Foods, Inc.
158,000	4.500%, 6/15/2022	169,077
	Valeant Pharmaceuticals International
270,000	6.875%, 12/1/2014[f]	279,450
	Whirlpool Corporation
175,000	1.650%, 11/1/2017	175,033
	WM Wrigley Jr. Company
180,000	2.000%, 10/20/2017[f]	181,845

	Total	9,937,713

Energy (0.5%)
	Boardwalk Pipelines, Ltd.
263,000	5.875%, 11/15/2016	282,905
	Buckeye Partners, LP
266,000	2.650%, 11/15/2018	265,710
	Calumet Specialty Products Partners, LP
325,000	6.500%, 4/15/2021[f]	315,250
	CNOOC Nexen Finance 2014 ULC
216,000	1.625%, 4/30/2017	216,060
	CNPC General Capital, Ltd.
140,000	1.450%, 4/16/2016[f]	139,960
140,000	2.750%, 4/19/2017[f]	142,496
	Concho Resources, Inc.
269,675	5.500%, 10/1/2022	284,507
	Continental Resources, Inc.
280,000	5.000%, 9/15/2022	296,800
	Crestwood Midstream Partners, LP
150,000	6.125%, 3/1/2022	151,500
	Devon Energy Corporation
324,000	1.200%, 12/15/2016	327,694
	El Paso, LLC
195,000	7.800%, 8/1/2031	239,850
	Enbridge, Inc.
255,000	0.684%, 6/2/2017[g]	255,065
	Energy XXI Gulf Coast, Inc.
325,000	7.500%, 12/15/2021	269,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (17.7%)	Value
Energy (0.5%) - continued
	Ensco plc
$175,000	4.500%, 10/1/2024	$177,229
	Enterprise Products Operating, LLC
280,000	2.550%, 10/15/2019	280,016
	EQT Corporation
165,000	5.150%, 3/1/2018	177,601
160,000	8.125%, 6/1/2019	196,564
	Hess Corporation
256,000	8.125%, 2/15/2019	313,844
	Kinder Morgan, Inc.
175,000	5.000%, 2/15/2021[f]	184,625
	Linn Energy, LLC
269,675	6.250%, 11/1/2019	248,101
	Marathon Petroleum Corporation
70,000	3.625%, 9/15/2024	69,739
140,000	4.750%, 9/15/2044	140,865
	MEG Energy Corporation
270,000	6.500%, 3/15/2021[f]	267,300
	Offshore Group Investment, Ltd.
270,000	7.500%, 11/1/2019[i]	230,175
	Petrobras Global Finance BV
288,000	2.000%, 5/20/2016	287,067
140,000	3.115%, 3/17/2020[g]	141,260
	Petroleos Mexicanos
126,000	3.500%, 7/18/2018	130,410
120,000	2.378%, 4/15/2025	119,654
	Plains All American Pipeline, LP
270,000	3.600%, 11/1/2024	268,408
	Regency Energy Partners, LP
325,000	5.000%, 10/1/2022	331,500
	Sabine Pass Liquefaction, LLC
325,000	5.750%, 5/15/2024[f]	335,969
	Sinopec Capital 2013, Ltd.
252,000	1.250%, 4/24/2016[f]	251,597
	Southwestern Energy Company
175,000	7.500%, 2/1/2018	203,668
	Suncor Energy, Inc.
165,000	6.100%, 6/1/2018	189,262
	Transocean, Inc.
296,000	6.000%, 3/15/2018	315,593
	Weatherford International, Ltd.
210,000	9.625%, 3/1/2019	268,358
	Williams Companies, Inc.
140,000	3.700%, 1/15/2023	131,700

	Total	8,448,052

Financials (1.8%)
	Abbey National Treasury Services plc
245,000	0.644%, 9/29/2017[g]	244,999
144,000	3.050%, 8/23/2018	149,780
	ABN AMRO Bank NV
286,000	2.500%, 10/30/2018[f]	289,109
	Air Lease Corporation
175,000	2.125%, 1/15/2018	173,031
	American Express Credit Corporation
165,000	0.784%, 3/18/2019[g]	165,425
	American International Group, Inc.
80,000	2.300%, 7/16/2019	80,430
	ANZ New Zealand International, Ltd.
231,000	1.400%, 4/27/2017[f]	231,140
	Australia and New Zealand Banking Group, Ltd.
200,000	0.494%, 6/13/2017[f,g]	199,896
	Aviation Capital Group Corporation
144,000	3.875%, 9/27/2016[f]	147,927
	Banco Santander Chile
200,000	1.134%, 4/11/2017[f,g]	199,043
	Bank of America Corporation
210,000	1.700%, 8/25/2017	210,036
365,000	5.750%, 12/1/2017	406,294
380,000	1.303%, 3/22/2018[g]	385,461
390,000	5.650%, 5/1/2018	435,385
140,000	1.105%, 4/1/2019[g]	140,723
144,000	4.000%, 4/1/2024	148,791
154,000	5.875%, 2/7/2042	188,151
280,000	8.000%, 12/29/2049[l]	301,350
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
330,000	0.644%, 3/10/2017[f,g]	330,002
80,000	2.850%, 9/8/2021[f]	79,129
	Barclays Bank plc
220,000	10.179%, 6/12/2021[f]	295,388
	BBVA Banco Continental SA
266,000	2.250%, 7/29/2016[f]	266,665
	Berkshire Hathaway Finance Corporation
190,000	1.600%, 5/15/2017	192,322
	BioMed Realty, LP
216,000	2.625%, 5/1/2019	215,785
	BNP Paribas SA
174,000	1.250%, 12/12/2016	174,305
298,000	2.375%, 9/14/2017	303,725
	BPCE SA
140,000	1.083%, 2/10/2017[g]	141,257
297,000	1.625%, 2/10/2017	299,281
	Capital One Financial Corporation
288,000	6.150%, 9/1/2016	313,421
180,000	2.450%, 4/24/2019	180,533
	Citigroup, Inc.
350,000	5.500%, 2/15/2017	380,375
184,000	6.000%, 8/15/2017	205,301
115,000	1.003%, 4/8/2019[g]	115,448
292,000	8.500%, 5/22/2019	366,378
188,000	4.050%, 7/30/2022	193,405
	CoBank ACB
85,000	0.834%, 6/15/2022*,g	80,437
	Compass Bank
245,000	1.850%, 9/29/2017	245,983
210,000	2.750%, 9/29/2019	211,524
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
182,000	3.950%, 11/9/2022	185,004
	Credit Agricole SA
235,000	1.625%, 4/15/2016[f]	237,370
140,000	1.031%, 4/15/2019[f,g]	140,805
255,000	6.625%, 9/29/2049[f,l]	248,778
	Credit Suisse AG
184,000	5.400%, 1/14/2020	206,075
	CyrusOne, LP
270,000	6.375%, 11/15/2022	284,175
	DDR Corporation
280,000	9.625%, 3/15/2016	311,887

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (17.7%)	Value
Financials (1.8%) - continued
	Denali Borrower, LLC
$325,000	5.625%, 10/15/2020[f]	$344,703
	Deutsche Bank AG
250,000	1.350%, 5/30/2017	248,536
	Discover Bank
180,000	8.700%, 11/18/2019	223,542
	Discover Financial Services
144,000	6.450%, 6/12/2017	160,740
	DnB Boligkreditt AS
288,000	1.450%, 3/21/2018[f]	287,054
	Eksportfinans ASA
104,000	3.000%, 11/17/2014	104,049
154,000	5.500%, 5/25/2016	161,508
	Fifth Third Bancorp
228,000	5.450%, 1/15/2017	247,406
80,000	2.875%, 10/1/2021	79,430
	General Electric Capital Corporation
595,000	6.000%, 8/7/2019	697,752
150,000	1.234%, 3/15/2023[g]	151,557
280,000	6.750%, 3/15/2032	372,315
	Genworth Financial, Inc.
264,000	7.700%, 6/15/2020	316,923
	Goldman Sachs Group, Inc.
245,000	2.375%, 1/22/2018	247,286
150,000	1.433%, 4/30/2018[g]	152,274
120,000	1.334%, 11/15/2018[g]	121,229
219,000	7.500%, 2/15/2019	261,494
250,000	2.550%, 10/23/2019	248,398
286,000	5.375%, 3/15/2020	320,696
292,000	5.250%, 7/27/2021	325,529
	Hartford Financial Services Group, Inc.
245,000	4.000%, 10/15/2017	261,746
208,000	5.125%, 4/15/2022	232,435
	HBOS plc
210,000	6.750%, 5/21/2018[f]	235,848
	Health Care REIT, Inc.
240,000	4.700%, 9/15/2017	260,917
80,000	2.250%, 3/15/2018	80,963
	HSBC Bank plc
275,000	0.874%, 5/15/2018[f,g]	277,304
	HSBC Holdings plc
139,000	5.250%, 3/14/2044	151,088
350,000	5.625%, 12/29/2049[i,l]	355,688
	HSBC USA, Inc.
200,000	1.625%, 1/16/2018	199,883
	Huntington Bancshares, Inc.
72,000	2.600%, 8/2/2018	73,086
	Huntington National Bank
216,000	1.350%, 8/2/2016	217,292
	Icahn Enterprises, LP
325,000	6.000%, 8/1/2020	341,250
	ING Bank NV
216,000	4.125%, 11/21/2023	221,277
	ING Capital Funding Trust III
200,000	3.833%, 12/29/2049[g,l]	199,500
	International Lease Finance Corporation
219,000	2.184%, 6/15/2016[g]	218,179
	Intesa Sanpaolo SPA
216,000	3.125%, 1/15/2016	220,537
108,000	3.875%, 1/16/2018	112,808
210,000	3.875%, 1/15/2019	218,627
	J.P. Morgan Chase & Company
165,000	0.754%, 2/15/2017[g]	165,485
350,000	2.000%, 8/15/2017	354,134
115,000	1.800%, 1/25/2018	114,968
292,000	6.300%, 4/23/2019	338,866
72,000	3.200%, 1/25/2023	71,432
140,000	3.875%, 9/10/2024	139,089
269,000	7.900%, 4/29/2049[l]	291,529
	Kookmin Bank
216,000	1.109%, 1/27/2017[f,g]	217,555
	Liberty Mutual Group, Inc.
83,000	4.950%, 5/1/2022[f]	89,958
72,000	6.500%, 5/1/2042[f]	86,565
	Liberty Property, LP
193,000	5.500%, 12/15/2016	209,042
	Lloyds Banking Group plc
210,000	5.920%, 9/29/2049[f,l]	210,000
	Macquarie Bank, Ltd.
265,000	5.000%, 2/22/2017[f]	285,528
	Merrill Lynch & Company, Inc.
490,000	6.050%, 5/16/2016	524,572
203,000	6.400%, 8/28/2017	228,693
	MetLife, Inc.
175,000	1.903%, 12/15/2017	176,591
	Metropolitan Life Global FundingI
216,000	1.300%, 4/10/2017[f]	216,452
	Mizuho Bank, Ltd.
216,000	1.850%, 3/21/2018[f]	214,824
	Morgan Stanley
302,000	4.750%, 3/22/2017	324,507
195,000	6.250%, 8/28/2017	218,251
420,000	6.625%, 4/1/2018	480,966
100,000	1.514%, 4/25/2018[g]	102,232
180,000	4.875%, 11/1/2022	191,693
252,000	4.100%, 5/22/2023	254,352
	Murray Street Investment TrustI
455,000	4.647%, 3/9/2017	485,767
	National City Corporation
236,000	6.875%, 5/15/2019	279,289
	Nomura Holdings, Inc.
180,000	2.750%, 3/19/2019	181,955
	PNC Bank NA
216,000	1.150%, 11/1/2016	216,752
	Pricoa Global FundingI
280,000	1.350%, 8/18/2017[f]	279,667
	Prologis, LP
270,000	7.375%, 10/30/2019	329,098
	Prudential Financial, Inc.
80,000	2.350%, 8/15/2019	79,968
	RBS Capital Trust III
65,000	2.073%, 9/29/2049[g,l]	63,700
	Realty Income Corporation
81,000	2.000%, 1/31/2018	81,366
	Regions Bank
394,000	7.500%, 5/15/2018	461,597
	Reinsurance Group of America, Inc.
120,000	5.625%, 3/15/2017	130,843
209,000	5.000%, 6/1/2021	230,614

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (17.7%)	Value
Financials (1.8%) - continued
	Reliance Standard Life Global Funding II
$110,000	2.500%, 4/24/2019[f]	$110,702
	Royal Bank of Canada
252,000	2.200%, 7/27/2018	255,811
	Royal Bank of Scotland Group plc
140,000	1.173%, 3/31/2017[g]	140,464
490,000	5.125%, 5/28/2024	496,456
	Simon Property Group, LP
128,000	10.350%, 4/1/2019	169,433
	Skandinaviska Enskilda Banken AB
175,000	2.375%, 3/25/2019[f]	176,691
	SLM Corporation
108,000	3.875%, 9/10/2015	109,080
	SpareBank 1 Boligkreditt AS
288,000	1.250%, 5/2/2018[f]	284,341
	Sumitomo Mitsui Banking Corporation
420,000	1.300%, 1/10/2017	420,147
	Suncorp-Metway, Ltd.
417,000	0.934%, 3/28/2017[f,g]	418,482
	Svenska Handelsbanken AB
216,000	1.625%, 3/21/2018	215,585
180,000	0.725%, 6/17/2019[g]	180,900
	Swedbank Hypotek AB
288,000	1.375%, 3/28/2018[f]	285,795
	Swiss RE Capital I, LP
170,000	6.854%, 5/29/2049[f,l]	178,500
	Synchrony Financial
85,000	3.000%, 8/15/2019	85,934
130,000	3.750%, 8/15/2021	132,539
	Toronto-Dominion Bank
105,000	0.792%, 11/5/2019[c,g]	104,897
	UBS AG/Stamford, Connecticut
162,000	5.875%, 12/20/2017	182,478
	Voya Financial, Inc.
280,000	2.900%, 2/15/2018	287,874
	WEA Finance, LLC
245,000	1.750%, 9/15/2017[f]	245,520
	Wells Fargo & Company
265,000	2.100%, 5/8/2017	270,721
210,000	1.400%, 9/8/2017	210,008

	Total	32,542,836

Foreign Government (<0.1%)
	European Investment Bank
215,000	1.875%, 3/15/2019	217,462
180,000	2.125%, 10/15/2021	179,685
	Kommunalbanken AS
190,000	1.500%, 10/22/2019[f]	186,078

	Total	583,225

Mortgage-Backed Securities (4.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
4,287,500	3.000%, 11/1/2029[c]	4,439,573
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,137,524	1.961%, 6/1/2043[g]	1,163,046
4,787,500	4.000%, 11/1/2044[c]	5,078,864
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
7,525,000	3.500%, 11/1/2029[c]	7,950,631
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
573,657	2.078%, 1/1/2043[g]	594,710
948,680	2.055%, 3/1/2043[g]	982,146
875,884	1.738%, 7/1/2043[g]	892,312
2,117,764	2.012%, 7/1/2043[g]	2,171,075
1,858,290	2.107%, 8/1/2043[g]	1,910,541
18,250,000	3.500%, 11/1/2044[c]	18,871,632
16,350,000	4.000%, 11/1/2044[c]	17,359,102
17,104,000	4.500%, 11/1/2044[c]	18,536,460

	Total	79,950,092

Technology (0.2%)
	Amphenol Corporation
90,000	2.550%, 1/30/2019	90,998
	Apple, Inc.
210,000	0.537%, 5/6/2019[g]	210,187
	Baidu, Inc.
200,000	2.750%, 6/9/2019	200,731
	EMC Corporation
252,000	1.875%, 6/1/2018	250,499
	Fidelity National Information Services, Inc.
245,000	1.450%, 6/5/2017	244,154
	First Data Corporation
270,000	7.375%, 6/15/2019[f]	286,200
	Freescale Semiconductor, Inc.
325,000	6.000%, 1/15/2022[f]	333,125
	Hewlett-Packard Company
252,000	5.400%, 3/1/2017	274,080
	Iron Mountain, Inc.
270,000	6.000%, 8/15/2023	284,850
	Micron Semiconductor Asia Pte, Ltd.
99,000	1.258%, 1/15/2019	98,792
	Samsung Electronics America, Inc.
128,000	1.750%, 4/10/2017[f]	128,753
	Tyco Electronics Group SA
252,000	6.550%, 10/1/2017	286,859
	Xerox Corporation
166,000	7.200%, 4/1/2016	180,265
	Xilinx, Inc.
110,000	2.125%, 3/15/2019	109,964

	Total	2,979,457

Transportation (0.1%)
	American Airlines Pass Through Trust
151,035	4.950%, 1/15/2023	161,607
	Avis Budget Car Rental, LLC
325,000	5.125%, 6/1/2022[f]	321,100
	Canadian Pacific Railway Company
90,000	7.125%, 10/15/2031	124,363
104,000	5.750%, 3/15/2033	123,882
	Continental Airlines, Inc.
175,973	4.150%, 4/11/2024	179,492

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (17.7%)	Value
Transportation (0.1%) - continued
	CSX Corporation
$126,000	3.700%, 11/1/2023	$131,018
	Delta Air Lines, Inc.
250,000	6.750%, 5/23/2017	260,000
94,263	4.950%, 5/23/2019	100,390
38,562	4.750%, 5/7/2020	41,069
	ERAC USA Finance, LLC
162,000	1.400%, 4/15/2016[f]	163,101
84,000	2.800%, 11/1/2018[f]	86,081
	Korea Expressway Corporation
216,000	1.625%, 4/28/2017[f]	215,337
	Virgin Australia Holdings, Ltd.
67,126	5.000%, 10/23/2023[f]	69,395

	Total	1,976,835

U.S. Government and Agencies (5.2%)
	U.S. Treasury Bonds
550,000	5.250%, 11/15/2028	719,469
1,175,000	4.375%, 5/15/2040	1,471,871
10,630,000	3.000%, 5/15/2042	10,538,646
	U.S. Treasury Notes
10,500,000	0.375%, 3/31/2016	10,512,306
3,620,000	0.625%, 12/15/2016	3,623,960
4,550,000	0.875%, 7/15/2017	4,556,752
6,035,000	1.000%, 5/31/2018	5,988,325
11,605,000	1.250%, 10/31/2018	11,551,513
1,220,000	1.625%, 4/30/2019	1,225,433
1,200,000	1.625%, 6/30/2019	1,203,844
5,690,000	1.875%, 6/30/2020	5,711,337
1,000,000	2.125%, 9/30/2021	1,005,625
1,685,000	1.625%, 8/15/2022	1,623,787
5,200,000	2.500%, 8/15/2023	5,306,844
12,900,000	3.625%, 2/15/2044	14,315,981
	U.S. Treasury Notes, TIPS
6,071,100	0.125%, 4/15/2018	6,146,042
7,110,519	0.125%, 1/15/2023	6,959,975

	Total	92,461,710

Utilities (0.4%)
	AES Corporation
270,000	7.375%, 7/1/2021	308,053
	American Electric Power Company, Inc.
160,000	1.650%, 12/15/2017	160,370
	Atlas Pipeline Partners, LP
270,000	4.750%, 11/15/2021	269,325
	Calpine Corporation
325,000	5.375%, 1/15/2023	328,250
	Commonwealth Edison Company
105,000	6.950%, 7/15/2018	122,159
	Dayton Power and Light Company
144,000	1.875%, 9/15/2016	145,609
	DCP Midstream Operating, LP
216,000	2.500%, 12/1/2017	220,215
	Duke Energy Corporation
180,000	0.613%, 4/3/2017[g]	180,603
216,000	2.100%, 6/15/2018	218,568
	Dynegy Finance I, Inc./ Dynegy Finance II, Inc.
200,000	6.750%, 11/1/2019[f]	207,000
	Enel Finance International NV
108,000	6.250%, 9/15/2017[f]	121,491
	Energy Transfer Partners, LP
64,000	9.700%, 3/15/2019	81,981
280,000	4.650%, 6/1/2021	298,838
	Enterprise Products Operating, LLC
100,000	7.034%, 1/15/2068	111,250
198,000	5.100%, 2/15/2045	209,610
	Exelon Generation Company, LLC
247,000	5.200%, 10/1/2019	276,288
	ITC Holdings Corporation
84,000	4.050%, 7/1/2023	87,837
	MidAmerican Energy Holdings Company
131,000	1.100%, 5/15/2017	130,490
198,000	5.750%, 4/1/2018	224,150
180,000	6.500%, 9/15/2037	236,931
	NiSource Finance Corporation
157,000	6.400%, 3/15/2018	179,460
216,000	6.800%, 1/15/2019	255,322
	Northeast Utilities
96,000	1.450%, 5/1/2018	94,569
	Northern States Power Company
350,000	4.125%, 5/15/2044	358,430
	NRG Energy, Inc.
270,000	6.625%, 3/15/2023	284,850
	ONEOK Partners, LP
141,000	8.625%, 3/1/2019	174,606
	Pacific Gas & Electric Company
315,000	5.625%, 11/30/2017	353,328
	PG&E Corporation
110,000	2.400%, 3/1/2019	110,410
	PPL Capital Funding, Inc.
379,000	1.900%, 6/1/2018	378,365
105,000	3.500%, 12/1/2022	106,105
	Sempra Energy
350,000	6.150%, 6/15/2018	400,632
	Southern Company
175,000	1.300%, 8/15/2017	174,484
	TransAlta Corporation
245,000	1.900%, 6/3/2017	244,732
	Williams Companies, Inc.
140,000	7.875%, 9/1/2021	169,034
	Williams Partners, LP
83,000	7.250%, 2/1/2017	92,873

	Total	7,316,218

	Total Long-Term Fixed Income (cost $308,081,228)	313,956,595

Shares	Collateral Held for Securities Loaned (0.1%)	Value
880,533	Thrivent Cash Management Trust	880,533

	Total Collateral Held for Securities Loaned (cost $880,533)	880,533

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares or Principal Amount	Short-Term Investments (8.1%)[m]	Value
	Federal Home Loan Bank Discount Notes
2,600,000	0.075%, 11/5/2014[e]	$2,599,978
19,000,000	0.055%, 11/12/2014	18,999,681
5,000,000	0.045%, 11/14/2014	4,999,919
8,000,000	0.025%, 11/21/2014	7,999,889
12,000,000	0.020%, 11/26/2014	11,999,833
7,000,000	0.064%, 12/3/2014	6,999,603
2,000,000	0.070%, 12/5/2014[e]	1,999,868
9,535,000	0.055%, 12/12/2014	9,534,403
22,000,000	0.050%, 12/17/2014	21,998,594
12,000,000	0.070%, 12/24/2014	11,998,763
2,000,000	0.040%, 1/2/2015	1,999,862
3,000,000	0.040%, 1/12/2015	2,999,760
7,000,000	0.055%, 1/21/2015	6,999,134
12,000,000	0.065%, 1/23/2015	11,998,202
14,000,000	0.065%, 1/30/2015	13,997,725
1,100,000	0.090%, 4/24/2015[e]	1,099,521
	Federal Home Loan Mortgage Corporation Discount Notes
4,000,000	0.030%, 12/10/2014[e]	3,999,870
	Federal National Mortgage Association Discount Notes
2,000,000	0.045%, 1/5/2015[e]	1,999,838
	U.S. Treasury Bills
100,000	0.000%, 11/28/2014[n]	100,000

	Total Short-Term Investments (at amortized cost)	144,324,443

	Total Investments (cost $1,587,615,875) 103.9%	$1,842,283,541

	Other Assets and Liabilities, Net (3.9%)	(69,504,283)

	Total Net Assets 100.0%	$1,772,779,258

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	At October 31, 2014, $14,604,703 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2014, the value of these investments was $31,143,360 or 1.8% of total net assets.

g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2014.
h	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2014.
i	All or a portion of the security is on loan.
j

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

k	Security is fair valued.
l	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	At October 31, 2014, $100,000 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.
*

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Moderate Allocation Fund owned as of October 31, 2014.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$209,895
Apidos CLO XVIII, 7/22/2026	6/25/2014	214,463
Babson CLO, Ltd., 10/17/2026	8/15/2014	209,895
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	210,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	209,788
Carlyle Global Market Strategies CLO, Ltd., 7/20/2023	7/3/2014	215,000
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	200,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	210,000
Cent CLO 22, Ltd., 11/7/2026	9/19/2014	200,000
CoBank ACB, 6/15/2022	10/18/2013	79,983
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	210,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	66,553
FNA Trust, 1/10/2018	4/29/2013	83,343
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/3/2014	199,800
JBS Finance II, Ltd., 1/29/2018	8/11/2014	342,216
Limerock CLO III, LLC, 10/20/2026	10/16/2014	650,000
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	229,724
Neuberger Berman CLO, Ltd., 8/4/2025	6/19/2014	150,000
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	210,000
OZLM VIII, Ltd., 10/17/2026	8/7/2014	208,803
Symphony CLO XV, Ltd., 10/17/2026	10/17/2014	645,125
Symphony CLO, Ltd., 1/9/2023	9/15/2014	210,000
Voya CLO 2014-3, Ltd., 7/25/2026	7/10/2014	209,685

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	- Collateralized Loan Obligation
ETF	- Exchange Traded Fund.
REIT	- Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	- Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$250,941,859
Gross unrealized depreciation	(7,970,453)

Net unrealized appreciation (depreciation)	$242,971,406

Cost for federal income tax purposes	$1,599,312,135

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2014, in valuing Moderate Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	5,750,784	–	5,750,784	–
Capital Goods	2,714,745	–	2,714,745	–
Communications Services	26,212,839	–	25,228,689	984,150
Consumer Cyclical	12,236,363	–	11,509,531	726,832
Consumer Non-Cyclical	7,819,515	–	7,104,465	715,050
Energy	4,188,540	–	4,188,540	–
Financials	2,965,604	–	2,965,604	–
Technology	3,319,928	–	3,319,928	–
Transportation	2,812,152	–	1,921,013	891,139
Utilities	1,998,262	–	1,998,262	–

Mutual Funds
Equity Mutual Funds	637,868,341	637,868,341	–	–
Fixed Income Mutual Funds	355,249,069	355,249,069	–	–

Common Stock
Consumer Discretionary	41,378,561	40,192,638	1,185,923	–
Consumer Staples	13,440,006	12,908,498	531,508	–
Energy	25,303,232	24,018,408	1,284,824	–
Financials	64,782,151	61,826,448	2,955,703	–
Health Care	48,314,385	47,612,356	702,029	–
Industrials	39,763,240	38,392,523	1,370,717	–
Information Technology	67,984,997	67,215,575	769,422	–
Materials	9,909,198	9,479,832	429,366	–
Telecommunications Services	2,950,255	2,312,788	637,467	–
Utilities	6,159,803	5,519,249	640,554	–

Long-Term Fixed Income
Asset-Backed Securities	16,685,465	–	16,535,046	150,419
Basic Materials	3,533,777	–	3,533,777	–
Capital Goods	3,422,434	–	3,422,434	–
Collateralized Mortgage Obligations	17,114,126	–	15,819,001	1,295,125
Commercial Mortgage-Backed Securities	19,287,051	–	19,287,051	–
Communications Services	11,567,631	–	11,567,631	–
Consumer Cyclical	6,149,973	–	6,149,973	–
Consumer Non-Cyclical	9,937,713	–	9,937,713	–
Energy	8,448,052	–	8,448,052	–
Financials	32,542,836	–	32,542,836	–
Foreign Government	583,225	–	583,225	–
Mortgage-Backed Securities	79,950,092	–	79,950,092	–
Technology	2,979,457	–	2,979,457	–
Transportation	1,976,835	–	1,976,835	–
U.S. Government and Agencies	92,461,710	–	92,461,710	–
Utilities	7,316,218	–	7,316,218	–
Collateral Held for Securities Loaned	880,533	880,533	–	–
Short-Term Investments	144,324,443	–	144,324,443	–

Total	$ 1,842,283,541	$ 1,303,476,258	$ 534,044,568	$ 4,762,715

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	11,046,184	11,046,184	–	–
Credit Default Swaps	8,416	–	8,416	–

Total Asset Derivatives	$11,054,600	$11,046,184	$8,416	$–

Liability Derivatives
Futures Contracts	6,811,534	6,811,534	–	–

Total Liability Derivatives	$6,811,534	$6,811,534	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2014. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/ (Loss)
2-Yr. U.S. Treasury Bond Futures	(787)	December 2014	($172,299,800)	($172,795,687)	($495,887)
5-Yr. U.S. Treasury Bond Futures	(189)	December 2014	(22,336,247)	(22,572,211)	(235,964)
10-Yr. U.S. Treasury Bond Futures	293	December 2014	36,497,151	37,023,298	526,147
30-Yr. U.S. Treasury Bond Futures	630	December 2014	87,379,030	88,889,062	1,510,032
Eurex EURO STOXX 50 Futures	1,725	December 2014	69,346,840	67,249,903	(2,096,937)
Mini MSCI EAFE Index Futures	41	December 2014	3,510,185	3,763,800	253,615
Russell 2000 Index Mini-Futures	28	December 2014	2,995,782	3,278,800	283,018
S&P 400 Index Mini-Futures	(840)	December 2014	(114,910,854)	(118,893,600)	(3,982,746)
S&P 500 Index Futures	278	December 2014	131,630,791	139,792,300	8,161,509
Ultra Long Term U.S. Treasury Bond Futures	96	December 2014	14,742,137	15,054,000	311,863
Total Futures Contracts					$4,234,650

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Value[3]	Unrealized Gain/(Loss)
CDX HY 5 Year, at 5.00%; Morgan Stanley and Co.	Sell	12/20/2019	($600,000)	$5,522	$5,522
CDX IG 5 Year, at 1.00%; Morgan Stanley and Co.	Sell	12/20/2019	(1,400,000)	2,894	2,894
Total Credit Default Swaps				$8,416	$8,416

1

As the buyer of protection, Moderate Allocation Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderate Allocation Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Moderate Allocation Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2014, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$2,348,042
Total Interest Rate Contracts		2,348,042

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	8,698,142
Total Equity Contracts		8,698,142

Credit Contracts
Credit Default Swaps	Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	8,416
Total Credit Contracts		8,416

Total Asset Derivatives		$11,054,600

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	731,851
Total Interest Rate Contracts		731,851

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	6,079,683
Total Equity Contracts		6,079,683

Total Liability Derivatives		$6,811,534

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2014, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	7,098,588

Total Interest Rate Contracts		7,098,588

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	5,017,350

Total Equity Contracts		5,017,350

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(257,880)

Total Credit Contracts		(257,880)

Total		$11,858,058

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2014, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,143,206

Total Interest Rate Contracts		1,143,206

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,613,848)

Total Equity Contracts		(1,613,848)

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(38,841)

Total Credit Contracts		(38,841)

Total		($509,483)

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

The following table presents Moderate Allocation Fund’s average volume of derivative activity during the period ended October 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*
Equity Contracts	$194,826,564	11.4%	N/A
Interest Rate Contracts	222,232,523	13.0	N/A
Credit Contracts	N/A	N/A	$188,378

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderate Allocation Fund, is as follows:

Fund	Value October 31, 2013	Gross Purchases	Gross Sales	Shares Held at October 31, 2014	Value October 31, 2014	Income Earned November 1, 2013 - October 31, 2014
Natural Resources	$28,391,795	$201,866	$–	2,784,907	$26,094,578	$201,866
Partner Small Cap Growth	34,662,005	4,650,982	34,649,606	–	–	–
Partner Small Cap Value	32,557,322	1,037,834	–	1,548,575	34,548,712	121,413
Small Cap Stock	18,516,616	128,286	–	888,631	20,367,428	–
Mid Cap Growth	16,342,089	1,807,501	–	744,157	17,934,192	–
Partner Mid Cap Value	33,727,203	6,369,497	–	2,538,489	38,711,952	175,774
Mid Cap Stock	58,058,777	206,163	–	2,637,150	67,352,823	206,162
Partner Worldwide Allocation	157,435,673	3,225,608	–	15,509,964	156,805,733	3,225,608
Large Cap Growth	86,452,682	319,027	–	11,340,537	101,611,209	319,027
Large Cap Value	121,106,616	1,604,194	–	6,548,778	136,214,577	1,604,194
Large Cap Stock	34,275,906	3,343,277	–	1,365,743	38,227,137	283,272
High Yield	48,237,443	2,906,166	1,754,426	9,683,266	48,900,495	2,906,224
Income	168,298,285	6,546,451	7,236,492	18,464,184	171,532,271	6,546,392
Government Bond	23,726,175	600,234	618,237	2,366,570	23,784,028	333,431
Limited Maturity Bond	114,167,422	2,521,689	4,845,610	8,925,424	111,032,275	1,868,257
Cash Management Trust-Collateral Investment	2,115,760	61,151,832	62,387,059	880,533	880,533	9,147
Total Value and Income Earned	978,071,769				993,997,943	17,800,767

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Bank Loans (5.2%)[a]	Value
Basic Materials (0.3%)
	Axalta Coating Systems US Holdings, Inc., Term Loan
$349,288	3.750%, 2/1/2020	$343,396
	Fortescue Metals Group, Ltd., Term Loan
1,342,737	3.750%, 6/30/2019	1,308,712
	Ineos Group Holdings, Ltd., Term Loan
598,987	3.750%, 5/4/2018	590,751
	Wausau Paper Corporation, Term Loan
324,187	6.500%, 7/30/2020	320,135

	Total	2,562,994

Capital Goods (0.2%)
	ADS Waste Holdings, Inc., Term Loan
476,513	3.750%, 10/9/2019	465,910
	Berry Plastics Group, Inc., Term Loan
778,150	3.500%, 2/8/2020	761,132
	Silver II Borrower, Term Loan
197,972	4.000%, 12/13/2019	194,343
	STHI Holding Corporation, Term Loan
95,000	4.500%, 8/6/2021	94,406

	Total	1,515,791

Communications Services (2.5%)
	Atlantic Broadband Penn, LLC, Term Loan
246,583	3.250%, 11/30/2019	243,316
	Birch Communication Inc., Term Loan
400,000	7.750%, 7/17/2020	384,000
	Cengage Learning Aquisitions, Term Loan
1,139,275	7.000%, 3/31/2020	1,139,845
	Cequel Communications, LLC, Term Loan
248,470	3.500%, 2/14/2019	245,707
	Charter Communications Operating, LLC, Term Loan
103,688	3.000%, 7/1/2020	101,743
	Clear Channel Communications, Inc., Term Loan
4,158	3.804%, 1/29/2016	4,120
492,893	6.904%, 1/30/2019	464,631
158,523	7.654%, 7/30/2019	152,231
	Cumulus Media Holdings, Inc., Term Loan
384,334	4.250%, 12/23/2020	379,848
	Fairpoint Communications, Term Loan
517,125	7.500%, 2/14/2019	520,683
	Grande Communications Networks, LLC, Term Loan
301,190	4.500%, 5/29/2020	297,991
	Hargray Communications Group, Inc., Term Loan
554,625	5.250%, 6/26/2019[b,c]	553,471
	IMG Worldwide, Inc., Term Loan
6,832,875	5.250%, 5/6/2021	6,715,008
	Integra Telecom Holdings, Inc., Term Loan
300,425	5.250%, 2/22/2019	299,148
105,000	9.750%, 2/21/2020	103,163
	Intelsat Jackson Holdings SA, Term Loan
336,057	3.750%, 6/30/2019	333,117
	Level 3 Communications, Inc., Term Loan
675,000	4.000%, 1/15/2020	671,625
	Level 3 Financing, Inc., Term Loan
200,000	0.000%, 1/31/2022[b,c]	200,812
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
180,000	4.500%, 1/7/2022	178,538
	LTS Buyer, LLC, Term Loan
227,125	4.000%, 4/13/2020	224,286
16,445	8.000%, 4/12/2021	16,294
	McGraw-Hill Global Education, LLC, Term Loan
468,912	5.750%, 3/22/2019	469,353
	Mediacom Broadband, LLC, Term Loan
269,500	4.000%, 1/20/2020	264,784
	NEP Broadcasting, LLC, Term Loan
31,429	9.500%, 7/22/2020	31,350
	NEP/NCP Holdco, Inc., Term Loan
773,269	4.250%, 1/22/2020	753,937
	NTelos, Inc., Term Loan
161,700	5.750%, 11/9/2019	161,430
	Syniverse Holdings, Inc., Term Loan
407,199	4.000%, 4/23/2019	399,312
	TNS, Inc., Term Loan
304,177	5.000%, 2/14/2020	300,947
	Univision Communications, Inc., Term Loan
762,283	4.000%, 3/1/2020	754,027
	Virgin Media Investment Holdings, Ltd., Term Loan
640,000	3.500%, 6/7/2020	630,579
	WideOpenWest Finance, LLC, Term Loan
679,650	4.750%, 4/1/2019	678,481
	XO Communications, LLC, Term Loan
139,300	4.250%, 3/20/2021	137,849
	Yankee Cable Acquisition, LLC, Term Loan
394,490	4.500%, 3/1/2020	392,222
	Zayo Group, LLC, Term Loan
604,899	4.000%, 7/2/2019	599,134

	Total	18,802,982

Consumer Cyclical (0.7%)
	Amaya Gaming Group, Inc., Term Loan
175,000	5.000%, 8/1/2021	173,506
	Bally Technologies, Inc., Term Loan
231,192	4.250%, 11/25/2020	230,181
	Burlington Coat Factory Warehouse Corporation, Term Loan
312,787	4.250%, 8/13/2021	310,598
	Ceridian Corporation, Term Loan
116,333	4.121%, 5/9/2017	116,158
116,333	4.500%, 5/9/2017	115,279
	Chrysler Group, LLC, Term Loan
334,809	3.500%, 5/24/2017	332,857

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Bank Loans (5.2%)[a]	Value
Consumer Cyclical (0.7%) - continued
	Golden Nugget, Inc., Delayed Draw
$58,061	5.500%, 11/21/2019	$58,327
	Golden Nugget, Inc., Term Loan
135,476	5.500%, 11/21/2019	136,095
	J.C. Penney Corporation, Inc., Term Loan
148,125	6.000%, 5/22/2018	146,150
	Las Vegas Sands, LLC, Term Loan
694,750	3.250%, 12/19/2020	692,339
	Marina District Finance Company, Inc., Term Loan
578,938	6.750%, 8/15/2018	577,132
	MGM Resorts International, Term Loan
329,138	3.500%, 12/20/2019	325,023
	Mohegan Tribal Gaming Authority, Term Loan
744,375	5.500%, 11/19/2019	722,044
	Rite Aid Corporation, Term Loan
79,003	3.500%, 2/21/2020	77,996
160,000	5.750%, 8/21/2020	160,800
	ROC Finance, LLC, Term Loan
564,300	5.000%, 6/20/2019	539,437
	Seminole Indian Tribe of Florida, Term Loan
174,525	3.000%, 4/29/2020	173,762
	Seven Seas Cruises S de RL, LLC, Term Loan
511,058	3.750%, 12/21/2018	509,780
	Toys “R” Us, Inc., Term Loan
104,336	5.250%, 5/25/2018	83,339
271,868	9.750%, 4/24/2020[b,c]	246,946

	Total	5,727,749

Consumer Non-Cyclical (0.4%)
	Albertsons, Inc., Term Loan
465,315	4.750%, 3/21/2019	464,151
	Biomet, Inc., Term Loan
371,855	3.652%, 7/25/2017	370,673
	CHS/Community Health Systems, Inc., Term Loan
93,420	3.485%, 1/25/2017	93,108
248,993	4.250%, 1/27/2021	249,070
	Del Monte Corporation, Term Loan
62,721	3.500%, 3/9/2020	60,252
	Hologic, Inc., Term Loan
324,738	3.250%, 8/1/2019	322,790
	JBS USA, LLC, Term Loan
341,104	3.750%, 5/25/2018	335,988
	Roundy’s Supermarkets, Inc., Term Loan
509,080	5.750%, 3/3/2021	451,809
	Supervalu, Inc., Term Loan
470,710	4.500%, 3/21/2019	464,322
	Visant Corporation, Term Loan
617,736	7.000%, 9/23/2021	608,470

	Total	3,420,633

Energy (0.3%)
	Arch Coal, Inc., Term Loan
751,850	6.250%, 5/16/2018	662,703
	Energy Solutions, LLC, Term Loan
164,588	6.750%, 5/29/2020	165,205
	Expro Holdings UK 2, Ltd., Term Loan
150,000	0.000%, 9/2/2021[b,c]	146,749
	Fieldwood Energy, LLC, Term Loan
29,557	8.375%, 9/30/2020	28,393
	Houston Fuel Oil Terminal, LLC, Term Loan
120,000	4.250%, 8/19/2021	117,750
	McJunkin Red Man Corporation, Term Loan
237,600	5.000%, 11/8/2019	237,897
	Offshore Group Investment, Ltd., Term Loan
423,550	5.750%, 3/28/2019	383,313
	Pacific Drilling SA, Term Loan
202,437	4.500%, 6/3/2018	193,518
	TerraForm Power Operating, LLC, Term Loan
99,750	4.750%, 7/23/2019	99,750

	Total	2,035,278

Financials (0.2%)
	DJO Finance, LLC, Term Loan
489,705	4.250%, 9/15/2017	487,012
	GEO Group, Inc., Term Loan
102,440	3.250%, 4/3/2020	101,159
	Harland Clarke Holdings Corporation, Term Loan
58,875	6.000%, 8/4/2019	58,997
	MoneyGram International, Inc., Term Loan
408,775	4.250%, 3/27/2020	395,151
	WaveDivision Holdings, LLC, Term Loan
628,800	4.000%, 10/15/2019	622,248

	Total	1,664,567

Technology (0.2%)
	First Data Corporation, Term Loan
530,000	3.653%, 3/23/2018	524,700
275,000	3.653%, 9/24/2018	272,250
	Freescale Semiconductor, Inc., Term Loan
374,321	4.250%, 2/28/2020	368,842
230,670	5.000%, 1/15/2021	230,135
	Infor US, Inc., Term Loan
306,000	3.750%, 6/3/2020	301,639

	Total	1,697,566

Transportation (0.2%)
	American Airlines, Inc., Term Loan
424,625	3.750%, 6/27/2019	418,786
	Delta Air Lines, Inc., Term Loan
397,928	3.250%, 4/20/2017	394,633
	OSG Bulk Ships, lnc.,Term Loan
239,400	5.250%, 8/5/2019	237,504
	United Airlines, Inc., Term Loan
256,100	3.500%, 4/1/2019	250,338

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Bank Loans (5.2%)[a]	Value
Transportation (0.2%) - continued
$50,000	3.750%, 9/15/2021	$49,375

	Total	1,350,636

Utilities (0.2%)
	Calpine Corporation, Term Loan
78,575	4.000%, 4/1/2018	78,207
543,900	4.000%, 10/9/2019	538,657
	Intergen NV, Term Loan
197,500	5.500%, 6/15/2020	197,006
	NGPL PipeCo, LLC, Term Loan
462,822	6.750%, 9/15/2017	461,281

	Total	1,275,151

	Total Bank Loans (cost $40,582,021)	40,053,347

Shares	Mutual Funds (45.5%)	Value
Equity Mutual Funds (22.2%)
1,217,132	Thrivent Natural Resources Fund	11,404,524
370,738	Thrivent Partner Small Cap Value Fund	8,271,156
168,977	Thrivent Small Cap Stock Fund	3,872,953
1,385,262	Thrivent Partner Mid Cap Value Fund	21,125,242
429,488	Thrivent Mid Cap Stock Fund	10,969,133
4,589,806	Thrivent Partner Worldwide Allocation Fund	46,402,937
2,270,005	Thrivent Large Cap Growth Fund	20,339,243
2,212,214	Thrivent Large Cap Value Fund	46,014,057
35,454	Thrivent Large Cap Stock Fund	992,359

	Total	169,391,604

Fixed Income Mutual Funds (23.3%)
4,836,835	Thrivent High Yield Fund	24,426,017
6,762,201	Thrivent Income Fund	62,820,849
1,086,045	Thrivent Government Bond Fund	10,914,748
6,390,309	Thrivent Limited Maturity Bond Fund	79,495,445

	Total	177,657,059

	Total Mutual Funds (cost $289,661,361)	347,048,663

Principal Amount	Long-Term Fixed Income (32.4%)	Value
Asset-Backed Securities (1.7%)
	Access Group, Inc.
354,415	0.652%, 2/25/2036[d,e]	352,575
	Ally Auto Receivables Trust 2013-SN1
414,484	0.720%, 5/20/2016	414,700
	BA Credit Card Trust
220,000	0.533%, 6/15/2021[e]	219,822
	Capital One Multi-Asset Execution Trust
300,000	0.533%, 1/18/2022[e]	299,522
	Chase Issuance Trust
300,000	1.150%, 1/15/2019	300,862
	Chesapeake Funding, LLC
440,356	0.603%, 1/7/2025[d,e]	439,804
	Countrywide Asset-Backed Certificates
487,581	5.530%, 4/25/2047	475,624
	Edlinc Student Loan Funding Trust
264,154	3.160%, 10/1/2025*,e	267,456
	FirstEnergy Ohio PIRB Special Purpose Trust
256,612	0.679%, 1/15/2019	256,797
	FNA Trust
150,023	1.980%, 1/10/2018*	150,398
	Ford Credit Auto Owner Trust
170,000	2.260%, 11/15/2025[d]	170,893
	GE Equipment Transportation, LLC
450,000	0.690%, 11/25/2016	450,635
	Golden Credit Card Trust
360,000	0.403%, 2/15/2018[d,e]	359,858
400,000	0.583%, 9/15/2018[d,e]	400,985
	GoldenTree Loan Opportunities IX, Ltd.
175,000	1.829%, 10/29/2026*,c,e	173,981
	GreatAmerica Leasing Receivables
450,000	0.610%, 5/15/2016[d]	450,090
	Hertz Fleet Lease Funding, LP
450,000	0.702%, 12/10/2027[d,e]	450,695
	Hyundai Floorplan Master Owner Trust
607,500	0.503%, 5/15/2018[d,e]	608,380
	Master Credit Card Trust
366,300	0.780%, 4/21/2017[d]	366,597
	Morgan Stanley Capital, Inc.
711,347	0.302%, 2/25/2037[e]	452,623
	Motor plc
306,000	0.652%, 2/15/2021[d]	306,221
	OZLM VIII, Ltd.
170,000	1.715%, 10/17/2026*,e	168,179
	Penarth Master Issuer plc
460,000	0.547%, 11/18/2017[d,e]	460,145
	Renaissance Home Equity Loan Trust
2,300,000	6.011%, 5/25/2036[f]	1,644,804
	SLM Student Loan Trust
198,274	0.753%, 8/15/2022[d,e]	198,491
311,819	0.634%, 4/25/2023[d,e]	312,079
300,000	1.203%, 5/17/2027[d,e]	301,848
	Vericrest Opportunity Loan Transferee
910,734	3.125%, 4/27/2054[d]	910,772
	Volvo Financial Equipment, LLC
450,000	0.740%, 3/15/2017[d]	450,570
	World Financial Network Credit Card Master Trust
450,000	0.910%, 3/16/2020	450,496
	World Omni Automobile Lease Securitization Trust
425,000	1.400%, 2/15/2019	428,367
	World Omni Master Owner Trust
360,000	0.503%, 2/15/2018[d,e]	360,330

	Total	13,054,599

Basic Materials (0.4%)
	ArcelorMittal
310,000	6.000%, 3/1/2021	332,475
	FMG Resources August 2006 Pty., Ltd.
137,778	6.875%, 2/1/2018[d,g]	141,222

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (32.4%)	Value
Basic Materials (0.4%) - continued
	Freeport-McMoRan Copper & Gold, Inc.
$359,000	2.375%, 3/15/2018	$360,920
	Glencore Funding, LLC
135,000	1.700%, 5/27/2016[d]	135,883
	Goldcorp, Inc.
185,000	2.125%, 3/15/2018	184,917
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
315,000	8.875%, 2/1/2018	311,456
	Ineos Finance plc
315,000	7.500%, 5/1/2020[d]	337,050
	LyondellBasell Industries NV
190,000	6.000%, 11/15/2021	222,462
	Mosaic Company
156,000	5.450%, 11/15/2033	174,161
	Sappi Papier Holding GmbH
180,000	6.625%, 4/15/2021[d]	187,200
	Trinseo Materials Operating SCA
310,000	8.750%, 2/1/2019	327,825
	Vale Overseas, Ltd.
168,000	6.250%, 1/23/2017	184,056
	Yamana Gold, Inc.
190,000	4.950%, 7/15/2024 [d]	185,836

	Total	3,085,463

Capital Goods (0.4%)
	BAE Systems plc
100,000	3.500%, 10/11/2016[d]	104,430
	CNH Capital, LLC
315,000	3.625%, 4/15/2018	315,000
	Crown Americas Capital Corporation IV
310,000	4.500%, 1/15/2023	304,575
	Eaton Corporation
108,000	4.000%, 11/2/2032	107,856
	Harsco Corporation
168,000	2.700%, 10/15/2015	167,859
	Hutchison Whampoa Finance CI, Ltd.
146,000	1.625%, 10/31/2017[d]	145,752
	Ingersoll-Rand Global Holding Company, Ltd.
208,000	6.875%, 8/15/2018	243,769
	L-3 Communications Corporation
208,000	1.500%, 5/28/2017	206,735
	Martin Marietta Materials, Inc.
150,000	1.333%, 6/30/2017[d,e]	150,626
	Reynolds Group Issuer, Inc.
314,086	5.750%, 10/15/2020	326,650
	Roper Industries, Inc.
216,000	2.050%, 10/1/2018	214,884
	RSC Equipment Rental, Inc.
315,000	8.250%, 2/1/2021	343,350
	Textron, Inc.
135,000	5.600%, 12/1/2017	149,565

	Total	2,781,051

Collateralized Mortgage Obligations (1.7%)
	Alm Loan Funding CLO
170,000	1.664%, 10/17/2026*,e	168,086
	Alternative Loan Trust
385,970	6.000%, 6/25/2036	345,164
	Apidos CLO XVIII
175,000	1.646%, 7/22/2026*,e	172,929
	Babson CLO, Ltd.
170,000	1.656%, 10/17/2026 *,e	167,740
	Birchwood Park CLO, Ltd.
170,000	1.674%, 7/15/2026*,e	168,155
	BlueMountain CLO, Ltd.
170,000	1.480%, 10/15/2026*,e	168,459
	Carlyle Global Market Strategies CLO, Ltd.
175,000	1.531%, 7/20/2023*,e	173,434
175,000	1.733%, 10/15/2026*,e	173,623
	Cent CLO 16, LP
170,000	1.710%, 8/1/2024*,e	168,435
	Cent CLO 22, Ltd.
175,000	1.713%, 11/7/2026*,e	174,292
	Citigroup Mortgage Loan Trust, Inc.
274,653	5.500%, 11/25/2035	253,751
	CitiMortgage Alternative Loan Trust
895,706	5.750%, 4/25/2037	769,163
	Countrywide Alternative Loan Trust
622,024	5.263%, 10/25/2035	514,912
307,598	6.500%, 8/25/2036	238,669
172,415	6.000%, 1/25/2037	156,459
1,065,023	5.500%, 5/25/2037	924,726
862,123	7.000%, 10/25/2037	640,224
	Countrywide Home Loans, Inc.
317,882	5.750%, 4/25/2037	288,766
	Deutsche Alt-A Securities Mortgage Loan Trust
271,244	6.000%, 10/25/2021	239,085
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
103,066	5.500%, 10/25/2021	99,056
	Dryden 34 Senior Loan Fund CLO
170,000	1.717%, 10/15/2026*,e	168,089
	Federal Home Loan Mortgage Corporation
1,650,921	3.000%, 4/15/2028[h]	183,919
1,224,643	3.000%, 2/15/2033[h]	163,039
	Federal National Mortgage Association
2,632,149	3.500%, 1/25/2033[h]	389,501
	Greenpoint Mortgage Funding Trust
907,319	0.352%, 10/25/2045[e]	713,588
	J.P. Morgan Mortgage Trust
81,414	2.535%, 10/25/2036	72,379
782,668	0.532%, 1/25/2037[e]	485,991
935,377	6.250%, 8/25/2037	763,077
	Limerock CLO III, LLC
500,000	1.759%, 10/20/2026*,c,e,i	500,000
	Madison Park Funding XIV CLO, Ltd.
190,000	1.681%, 7/20/2026*,e	188,113
	MASTR Alternative Loans Trust
195,370	6.500%, 7/25/2034	200,172
566,909	0.602%, 12/25/2035[e]	313,040

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (32.4%)	Value
Collateralized Mortgage Obligations (1.7%) - continued
	Merrill Lynch Alternative Note Asset Trust
$207,746	6.000%, 3/25/2037	$193,871
	Neuberger Berman CLO, Ltd.
150,000	1.701%, 8/4/2025*,e	148,653
	Octagon Investment Partners XX CLO, Ltd.
170,000	1.675%, 8/12/2026*,e	168,066
	Residential Accredit Loans, Inc.
183,107	5.750%, 9/25/2035	165,731
	Residential Asset Securitization Trust
780,125	0.532%, 8/25/2037[e]	307,507
	Sequoia Mortgage Trust
37,741	2.664%, 9/20/2046	1,566
1,288,074	2.664%, 9/20/2046	1,091,623
	Symphony CLO XV, Ltd.
500,000	1.678%, 10/17/2026*,c,e	496,250
	Symphony CLO, Ltd.
170,000	1.335%, 1/9/2023*,e	168,886
	Voya CLO 2014-3, Ltd.
170,000	1.649%, 7/25/2026*,e	168,053
	WaMu Mortgage Pass Through Certificates
200,079	2.237%, 9/25/2036	179,178
182,647	2.293%, 10/25/2036	156,644

	Total	13,392,064

Commercial Mortgage-Backed Securities (1.9%)
	Banc of America Commercial Mortgage, Inc.
1,600,000	5.612%, 4/10/2049	1,734,090
1,950,000	5.563%, 6/10/2049	2,112,755
	Bear Stearns Commercial Mortgage Securities, Inc.
870,899	5.331%, 2/11/2044	936,091
	Commercial Mortgage Pass-Through Certificates
540,000	1.203%, 6/8/2030[d,e]	539,490
	Credit Suisse First Boston Mortgage Securities
1,700,000	5.542%, 1/15/2049	1,830,507
	Credit Suisse Mortgage Capital Certificates
1,850,000	5.509%, 9/15/2039	1,975,844
	Federal Home Loan Mortgage Corporation Multi Family Structured Pass Thru Certificates
501,834	0.727%, 12/25/2016	500,989
	Federal National Mortgage Association
450,000	1.272%, 1/25/2017	453,377
	Greenwich Capital Commercial Funding Corporation
1,000,000	5.867%, 12/10/2049	1,088,793
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
141,730	0.853%, 4/15/2028[d,e]	141,596
300,000	1.104%, 12/15/2028[d,e]	299,628
800,000	5.703%, 2/12/2049	847,738
	Morgan Stanley Capital, Inc.
500,000	5.406%, 3/15/2044	536,676
	SCG Trust 2013-SRP1
150,000	1.553%, 11/15/2026[d,e]	150,156
	Wachovia Bank Commercial Mortgage Trust
1,200,000	5.603%, 10/15/2048	1,288,341

	Total	14,436,071

Communications Services (1.2%)
	21st Century Fox America, Inc.
190,000	6.900%, 3/1/2019	225,940
	AMC Networks, Inc.
315,000	4.750%, 12/15/2022	312,637
	America Movil SAB de CV
164,000	5.000%, 10/16/2019	183,875
	American Tower Corporation
104,000	7.000%, 10/15/2017	117,763
195,000	3.450%, 9/15/2021	190,756
	AT&T, Inc.
168,000	3.875%, 8/15/2021	176,153
	British Sky Broadcasting Group plc
180,000	2.625%, 9/16/2019[d]	180,499
	CBS Corporation
80,000	2.300%, 8/15/2019	78,950
	CC Holdings GS V, LLC
116,000	2.381%, 12/15/2017	117,524
	CCO Holdings, LLC
315,000	7.375%, 6/1/2020	337,641
	CenturyLink, Inc.
250,000	6.450%, 6/15/2021	273,750
	Columbus International, Inc.
175,000	7.375%, 3/30/2021[d]	185,500
	Comcast Corporation
100,000	4.650%, 7/15/2042	105,204
132,000	4.750%, 3/1/2044	141,828
	Cox Communications, Inc.
104,000	9.375%, 1/15/2019[d]	132,877
	Crown Castle Towers, LLC
100,000	4.174%, 8/15/2017[d]	104,939
	Digicel, Ltd.
310,000	6.000%, 4/15/2021[d]	313,100
	DIRECTV Holdings, LLC
132,000	1.750%, 1/15/2018	131,390
112,000	5.875%, 10/1/2019	128,629
81,000	4.450%, 4/1/2024	84,510
	Frontier Communications Corporation
210,000	6.875%, 1/15/2025	212,625
	Hughes Satellite Systems Corporation
315,000	6.500%, 6/15/2019	340,987
	Intelsat Jackson Holdings SA
315,000	7.250%, 4/1/2019	330,750
	Level 3 Financing, Inc.
315,000	8.625%, 7/15/2020	346,500
	Nippon Telegraph & Telephone Corporation
120,000	1.400%, 7/18/2017	120,147
	Numericable Group SA
310,000	6.000%, 5/15/2022[d]	316,975

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (32.4%)	Value
Communications Services (1.2%) - continued
	SBA Tower Trust
$110,000	5.101%, 4/17/2017[d]	$116,633
	SES Global Americas Holdings GP
130,000	2.500%, 3/25/2019[d]	129,684
	Sprint Communications, Inc.
314,086	9.000%, 11/15/2018[d]	369,444
	Telefonica Emisiones SAU
168,000	3.992%, 2/16/2016	174,323
189,000	3.192%, 4/27/2018	196,175
	Time Warner Cable, Inc.
110,000	5.000%, 2/1/2020	123,113
	T-Mobile USA, Inc.
310,000	6.125%, 1/15/2022	321,237
	Unitymedia Hessen GmbH & Company KG
190,000	5.500%, 1/15/2023[d]	198,075
	Univision Communications, Inc.
315,000	6.875%, 5/15/2019[d]	331,144
	UPCB Finance V, Ltd.
315,000	7.250%, 11/15/2021[d]	346,500
	Verizon Communications, Inc.
93,000	1.100%, 11/1/2017	91,988
125,000	1.005%, 6/17/2019[e]	125,904
60,000	2.625%, 2/21/2020[d]	59,680
130,000	4.500%, 9/15/2020	141,143
290,000	3.000%, 11/1/2021	287,777
156,000	5.150%, 9/15/2023	174,703
168,000	6.400%, 9/15/2033	204,635
100,000	5.050%, 3/15/2034	105,848
56,000	6.550%, 9/15/2043	70,594
	Viacom, Inc.
108,000	2.500%, 9/1/2018	109,662
	Wind Acquisition Finance SA
215,000	7.375%, 4/23/2021[d]	210,162
	Windstream Corporation
310,000	7.750%, 10/1/2021	331,700

	Total	9,411,573

Consumer Cyclical (0.6%)
	Chrysler Group, LLC
320,000	8.000%, 6/15/2019	342,800
	Cinemark USA, Inc.
315,000	4.875%, 6/1/2023	310,275
	CVS Health Corporation
50,000	2.250%, 8/12/2019	49,778
	Delphi Corporation
168,000	6.125%, 5/15/2021	182,700
	Ford Motor Company
95,000	7.450%, 7/16/2031	127,235
	Ford Motor Credit Company, LLC
225,000	1.684%, 9/8/2017	223,947
130,000	5.000%, 5/15/2018	142,250
155,000	2.597%, 11/4/2019[c]	154,484
	General Motors Company
84,000	3.500%, 10/2/2018	86,520
208,000	6.250%, 10/2/2043	247,520
	General Motors Financial Company, Inc.
315,000	3.250%, 5/15/2018	322,088
	Hilton Worldwide Finance, LLC
310,000	5.625%, 10/15/2021[d]	326,663
	Home Depot, Inc.
115,000	4.875%, 2/15/2044	129,540
	Hyundai Capital America
143,000	1.450%, 2/6/2017[d]	143,111
	Jaguar Land Rover Automotive plc
315,000	5.625%, 2/1/2023[d]	327,600
	KB Home
160,000	4.750%, 5/15/2019	158,800
	L Brands, Inc.
315,000	5.625%, 2/15/2022	337,838
	Lennar Corporation
315,000	4.125%, 12/1/2018	319,331
	Macy’s Retail Holdings, Inc.
55,000	4.375%, 9/1/2023	58,621
150,000	3.625%, 6/1/2024	149,457
	Nissan Motor Acceptance Corporation
168,000	0.784%, 3/3/2017[d,e]	168,349
	Toll Brothers Finance Corporation
100,000	8.910%, 10/15/2017	116,750
111,000	4.000%, 12/31/2018	112,388
	TRW Automotive, Inc.
140,000	7.250%, 3/15/2017[d]	154,000
	Wynn Las Vegas, LLC
315,000	5.375%, 3/15/2022	331,538

	Total	5,023,583

Consumer Non-Cyclical (1.1%)
	AbbVie, Inc.
275,000	2.000%, 11/6/2018	272,710
	Altria Group, Inc.
135,000	9.700%, 11/10/2018	174,003
189,000	4.000%, 1/31/2024	195,641
	Anheuser-Busch InBev Finance, Inc.
105,000	0.640%, 2/1/2019[e]	104,914
	Anheuser-Busch InBev Worldwide, Inc.
189,000	7.750%, 1/15/2019	229,205
	Bunge Limited Finance Corporation
162,000	8.500%, 6/15/2019	200,422
	CareFusion Corporation
156,000	6.375%, 8/1/2019	181,043
	Celgene Corporation
216,000	1.900%, 8/15/2017	217,967
56,000	2.300%, 8/15/2018	56,366
	CHS/Community Health Systems, Inc.
315,000	7.125%, 7/15/2020	340,987
	ConAgra Foods, Inc.
174,000	1.900%, 1/25/2018	173,142
	Coventry Health Care, Inc.
198,000	5.950%, 3/15/2017	219,009
	CVS Health Corporation
108,000	6.125%, 9/15/2039	135,215
	Endo Finance LLC & Endo Finco, Inc.
315,000	7.000%, 7/15/2019[d]	331,537
	Express Scripts Holding Company
108,000	2.650%, 2/15/2017	111,105
	Forest Laboratories, Inc.
225,000	4.375%, 2/1/2019[d]	235,678

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (32.4%)	Value
Consumer Non-Cyclical (1.1%) - continued
	Fresenius Medical Care US Finance II, Inc.
$315,000	5.875%, 1/31/2022[d]	$343,350
	Hawk Acquisition Sub, Inc.
314,086	4.250%, 10/15/2020	317,164
	HCA, Inc.
310,000	3.750%, 3/15/2019	310,775
	IMS Health, Inc.
413,000	6.000%, 11/1/2020[d]	428,487
	JBS Finance II, Ltd.
310,000	8.250%, 1/29/2018*	326,275
	Kroger Company
112,000	1.200%, 10/17/2016	112,161
	Lorillard Tobacco Company
130,000	2.300%, 8/21/2017[g]	131,466
108,000	8.125%, 6/23/2019	132,302
	Mattel, Inc.
135,000	1.700%, 3/15/2018	134,291
	Medco Health Solutions, Inc.
141,000	7.125%, 3/15/2018	164,104
	Mondelez International, Inc.
87,000	0.760%, 2/1/2019[e]	87,109
	Mylan, Inc.
122,000	7.875%, 7/15/2020[d]	131,311
	Pernod Ricard SA
112,000	2.950%, 1/15/2017[d]	115,394
108,000	5.750%, 4/7/2021[d]	123,568
	Perrigo Company, Ltd.
308,000	1.300%, 11/8/2016	307,360
	Safeway, Inc.
10,000	3.400%, 12/1/2016	10,103
	Spectrum Brands Escrow Corporation
315,000	6.375%, 11/15/2020	333,900
	Sysco Corporation
75,000	2.350%, 10/2/2019	75,448
50,000	4.350%, 10/2/2034	51,353
	Tenet Healthcare Corporation
310,000	8.125%, 4/1/2022	355,337
	Thermo Fisher Scientific, Inc.
162,000	1.300%, 2/1/2017	161,809
162,000	2.400%, 2/1/2019	162,918
	Tyson Foods, Inc.
117,000	4.500%, 6/15/2022	125,202
	Valeant Pharmaceuticals International
315,000	6.875%, 12/1/2014[d]	326,025
	Whirlpool Corporation
125,000	1.650%, 11/1/2017	125,024
	WM Wrigley Jr. Company
140,000	2.000%, 10/20/2017[d]	141,435

	Total	8,212,615

Energy (0.9%)
	Boardwalk Pipelines, Ltd.
187,000	5.875%, 11/15/2016	201,153
	Buckeye Partners, LP
168,000	2.650%, 11/15/2018	167,817
	Calumet Specialty Products Partners, LP
310,000	6.500%, 4/15/2021[d]	300,700
	CNOOC Nexen Finance 2014 ULC
168,000	1.625%, 4/30/2017	168,047
	CNPC General Capital, Ltd.
104,000	1.450%, 4/16/2016[d]	103,970
104,000	2.750%, 4/19/2017[d]	105,855
	Concho Resources, Inc.
314,086	5.500%, 10/1/2022	331,361
	Continental Resources, Inc.
208,000	5.000%, 9/15/2022	220,480
	Crestwood Midstream Partners, LP
170,000	6.125%, 3/1/2022	171,700
	Devon Energy Corporation
243,000	1.200%, 12/15/2016	245,770
	El Paso, LLC
140,000	7.800%, 8/1/2031	172,200
	Enbridge, Inc.
184,000	0.684%, 6/2/2017[e]	184,047
	Ensco plc
125,000	4.500%, 10/1/2024	126,592
	Enterprise Products Operating, LLC
200,000	2.550%, 10/15/2019	200,011
	EQT Corporation
99,000	5.150%, 3/1/2018	106,561
118,000	8.125%, 6/1/2019	144,966
	Hess Corporation
200,000	8.125%, 2/15/2019	245,191
	Kinder Morgan, Inc.
125,000	5.000%, 2/15/2021[d]	131,875
	Linn Energy, LLC
314,086	6.250%, 11/1/2019	288,959
	Marathon Petroleum Corporation
50,000	3.625%, 9/15/2024	49,813
100,000	4.750%, 9/15/2044	100,618
	MEG Energy Corporation
315,000	6.500%, 3/15/2021[d]	311,850
	Offshore Group Investment, Ltd.
315,000	7.500%, 11/1/2019[g]	268,537
	Petrobras Global Finance BV
224,000	2.000%, 5/20/2016	223,274
105,000	3.115%, 3/17/2020[e]	105,945
	Petroleos Mexicanos
139,000	3.500%, 7/18/2018	143,865
95,000	2.378%, 4/15/2025	94,726
	Plains All American Pipeline, LP
195,000	3.600%, 11/1/2024	193,850
	Regency Energy Partners, LP
310,000	5.000%, 10/1/2022	316,200
	Sabine Pass Liquefaction, LLC
310,000	5.750%, 5/15/2024[d]	320,462
	Sinopec Capital 2013, Ltd.
170,000	1.250%, 4/24/2016[d]	169,728
	Southwestern Energy Company
125,000	7.500%, 2/1/2018	145,477
	Suncor Energy, Inc.
114,000	6.100%, 6/1/2018	130,763
	Transocean, Inc.
200,000	6.000%, 3/15/2018	213,239
	Weatherford International, Ltd.
156,000	9.625%, 3/1/2019	199,352

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (32.4%)	Value
Energy (0.9%) - continued
	Williams Companies, Inc.
$104,000	3.700%, 1/15/2023	$97,835

	Total	6,702,789

Financials (3.1%)
	Abbey National Treasury Services plc
175,000	0.644%, 9/29/2017[e]	174,999
112,000	3.050%, 8/23/2018	116,495
	ABN AMRO Bank NV
193,000	2.500%, 10/30/2018[d]	195,098
	Air Lease Corporation
125,000	2.125%, 1/15/2018	123,594
	American Express Credit Corporation
125,000	0.784%, 3/18/2019[e]	125,322
	American International Group, Inc.
65,000	2.300%, 7/16/2019	65,349
	ANZ New Zealand International, Ltd.
154,000	1.400%, 4/27/2017[d]	154,094
	Australia and New Zealand Banking Group, Ltd.
160,000	0.494%, 6/13/2017[d,e]	159,917
	Aviation Capital Group Corporation
112,000	3.875%, 9/27/2016[d]	115,054
	Banco Santander Chile
150,000	1.130%, 4/11/2017[d,e]	149,282
	Bank of America Corporation
150,000	1.700%, 8/25/2017	150,026
265,000	5.750%, 12/1/2017	294,980
290,000	1.303%, 3/22/2018[e]	294,168
272,000	5.650%, 5/1/2018	303,653
105,000	1.105%, 4/1/2019[e]	105,542
86,000	4.000%, 4/1/2024	88,861
112,000	5.875%, 2/7/2042	136,837
208,000	8.000%, 12/29/2049[j]	223,860
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
220,000	0.644%, 3/10/2017[d,e]	220,001
65,000	2.850%, 9/8/2021[d]	64,292
	Barclays Bank plc
142,000	10.179%, 6/12/2021[d]	190,659
	BBVA Banco Continental SA
180,000	2.250%, 7/29/2016[d]	180,450
	Berkshire Hathaway Finance Corporation
150,000	1.600%, 5/15/2017	151,833
	BioMed Realty, LP
162,000	2.625%, 5/1/2019	161,839
	BNP Paribas SA
112,000	1.250%, 12/12/2016	112,196
187,000	2.375%, 9/14/2017	190,592
	BPCE SA
105,000	1.083%, 2/10/2017[e]	105,943
198,000	1.625%, 2/10/2017	199,521
	Capital One Financial Corporation
194,000	6.150%, 9/1/2016	211,124
115,000	2.450%, 4/24/2019	115,341
	Citigroup, Inc.
250,000	5.500%, 2/15/2017	271,696
112,000	6.000%, 8/15/2017	124,966
90,000	1.003%, 4/8/2019[e]	90,350
185,000	8.500%, 5/22/2019	232,123
139,000	4.050%, 7/30/2022	142,996
	CoBank ACB
80,000	0.834%, 6/15/2022*,e	75,705
	Compass Bank
175,000	1.850%, 9/29/2017	175,702
150,000	2.750%, 9/29/2019	151,089
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
133,000	3.950%, 11/9/2022	135,195
	Credit Agricole SA
120,000	1.625%, 4/15/2016[d]	121,210
105,000	1.031%, 4/15/2019[d,e]	105,604
185,000	6.625%, 9/29/2049[d,j]	180,486
	Credit Suisse AG
112,000	5.400%, 1/14/2020	125,437
	CyrusOne, LP
315,000	6.375%, 11/15/2022	331,537
	DDR Corporation
208,000	9.625%, 3/15/2016	231,687
	Denali Borrower, LLC
310,000	5.625%, 10/15/2020[d]	328,794
	Deutsche Bank AG
175,000	1.350%, 5/30/2017	173,975
	Discover Bank
135,000	8.700%, 11/18/2019	167,656
	Discover Financial Services
108,000	6.450%, 6/12/2017	120,555
	DnB Boligkreditt AS
215,000	1.450%, 3/21/2018[d]	214,293
	Eksportfinans ASA
81,000	3.000%, 11/17/2014	81,038
120,000	5.500%, 5/25/2016	125,850
	Fifth Third Bancorp
147,000	5.450%, 1/15/2017	159,512
65,000	2.875%, 10/1/2021	64,537
	General Electric Capital Corporation
421,000	6.000%, 8/7/2019	493,704
270,000	1.234%, 3/15/2023[e]	272,803
204,000	6.750%, 3/15/2032	271,258
	Genworth Financial, Inc.
176,000	7.700%, 6/15/2020	211,282
	Goldman Sachs Group, Inc.
175,000	2.375%, 1/22/2018	176,633
270,000	1.433%, 4/30/2018[e]	274,094
90,000	1.334%, 11/15/2018[e]	90,921
134,000	7.500%, 2/15/2019	160,001
180,000	2.550%, 10/23/2019	178,846
193,000	5.375%, 3/15/2020	216,414
211,000	5.250%, 7/27/2021	235,228
	Hartford Financial Services Group, Inc.
191,000	4.000%, 10/15/2017	204,055
134,000	5.125%, 4/15/2022	149,742
	HBOS plc
156,000	6.750%, 5/21/2018[d]	175,201
	Health Care REIT, Inc.
155,000	4.700%, 9/15/2017	168,509
61,000	2.250%, 3/15/2018	61,734
	HSBC Bank plc
220,000	0.874%, 5/15/2018[d,e]	221,843
	HSBC Holdings plc
104,000	5.250%, 3/14/2044	113,044

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (32.4%)	Value
Financials (3.1%) - continued
$250,000	5.625%, 12/29/2049[j]	$254,062
	HSBC USA, Inc.
122,000	1.625%, 1/16/2018	121,929
	Huntington Bancshares, Inc.
56,000	2.600%, 8/2/2018	56,845
	Huntington National Bank
130,000	1.350%, 8/2/2016	130,778
	Icahn Enterprises, LP
250,000	6.000%, 8/1/2020	262,500
	ING Bank NV
200,000	4.125%, 11/21/2023	204,886
	ING Capital Funding Trust III
140,000	3.833%, 12/29/2049[e,j]	139,650
	International Lease Finance Corporation
243,000	2.184%, 6/15/2016[e]	242,089
	Intesa Sanpaolo SPA
162,000	3.125%, 1/15/2016	165,403
81,000	3.875%, 1/16/2018	84,606
156,000	3.875%, 1/15/2019	162,409
	J.P. Morgan Chase & Company
110,000	0.754%, 2/15/2017[e]	110,323
262,000	2.000%, 8/15/2017	265,095
108,000	1.800%, 1/25/2018	107,970
191,000	6.300%, 4/23/2019	221,656
50,000	3.200%, 1/25/2023	49,606
100,000	3.875%, 9/10/2024	99,349
189,000	7.900%, 4/29/2049[j]	204,829
	Kookmin Bank
168,000	1.109%, 1/27/2017[d,e]	169,210
	Liberty Mutual Group, Inc.
65,000	4.950%, 5/1/2022[d]	70,449
56,000	6.500%, 5/1/2042[d]	67,328
	Liberty Property, LP
149,000	5.500%, 12/15/2016	161,385
	Lloyds Banking Group plc
156,000	5.920%, 9/29/2049[d,j]	156,000
	Macquarie Bank, Ltd.
150,000	5.000%, 2/22/2017[d]	161,620
	Merrill Lynch & Company, Inc.
350,000	6.050%, 5/16/2016	374,695
150,000	6.400%, 8/28/2017	168,985
	MetLife, Inc.
125,000	1.903%, 12/15/2017	126,136
	Metropolitan Life Global Funding I
162,000	1.300%, 4/10/2017[d]	162,339
	Mizuho Bank, Ltd.
200,000	1.850%, 3/21/2018[d]	198,911
	Morgan Stanley
221,000	4.750%, 3/22/2017	237,471
130,000	6.250%, 8/28/2017	145,501
300,000	6.625%, 4/1/2018	343,547
180,000	1.514%, 4/25/2018[e]	184,017
135,000	4.875%, 11/1/2022	143,770
189,000	4.100%, 5/22/2023	190,764
	Murray Street Investment Trust I
333,000	4.647%, 3/9/2017	355,517
	National City Corporation
168,000	6.875%, 5/15/2019	198,815
	Nomura Holdings, Inc.
125,000	2.750%, 3/19/2019	126,358
	PNC Bank NA
168,000	1.150%, 11/1/2016	168,585
	Pricoa Global Funding I
208,000	1.350%, 8/18/2017 [d]	207,753
	Prologis, LP
202,000	7.375%, 10/30/2019	246,214
	Prudential Financial, Inc.
65,000	2.350%, 8/15/2019	64,974
	RBS Capital Trust III
50,000	2.073%, 9/29/2049[e,j]	49,000
	Realty Income Corporation
62,000	2.000%, 1/31/2018	62,280
	Regions Bank
265,000	7.500%, 5/15/2018	310,465
	Reinsurance Group of America, Inc.
75,000	5.625%, 3/15/2017	81,777
139,000	5.000%, 6/1/2021	153,375
	Reliance Standard Life Global Funding II
85,000	2.500%, 4/24/2019[d]	85,543
	Royal Bank of Canada
198,000	2.200%, 7/27/2018	200,994
	Royal Bank of Scotland Group plc
105,000	1.173%, 3/31/2017[e]	105,348
350,000	5.125%, 5/28/2024	354,612
	Simon Property Group, LP
100,000	10.350%, 4/1/2019	132,370
	Skandinaviska Enskilda Banken AB
130,000	2.375%, 3/25/2019[d]	131,256
	SLM Corporation
75,000	3.875%, 9/10/2015	75,750
	SpareBank 1 Boligkreditt AS
215,000	1.250%, 5/2/2018[d]	212,269
	Sumitomo Mitsui Banking Corporation
280,000	1.300%, 1/10/2017	280,098
	Suncorp-Metway, Ltd.
314,000	0.934%, 3/28/2017[d,e]	315,116
	Svenska Handelsbanken AB
162,000	1.625%, 3/21/2018	161,689
150,000	0.725%, 6/17/2019[e]	150,750
	Swedbank Hypotek AB
215,000	1.375%, 3/28/2018[d]	213,354
	Swiss RE Capital I, LP
125,000	6.854%, 5/29/2049[d,j]	131,250
	Synchrony Financial
70,000	3.000%, 8/15/2019	70,769
95,000	3.750%, 8/15/2021	96,856
	Toronto-Dominion Bank
85,000	0.792%, 11/5/2019[c,e]	84,917
	UBS AG/Stamford, Connecticut
124,000	5.875%, 12/20/2017	139,674
	Voya Financial, Inc.
194,000	2.900%, 2/15/2018	199,456
	WEA Finance, LLC
175,000	1.750%, 9/15/2017[d]	175,372
	Wells Fargo & Company
186,000	2.100%, 5/8/2017	190,015

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (32.4%)	Value
Financials (3.1%) - continued
$150,000	1.400%, 9/8/2017	$150,006

	Total	24,116,917

Foreign Government (0.1%)
	European Investment Bank
160,000	1.875%, 3/15/2019	161,832
145,000	2.125%, 10/15/2021	144,746
	Kommunalbanken AS
150,000	1.500%, 10/22/2019[d]	146,904

	Total	453,482

Mortgage-Backed Securities (10.7%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
4,320,000	3.000%, 11/1/2029[c]	4,473,225
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
4,245,000	4.000%, 11/1/2044[c]	4,503,348
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
7,840,000	3.500%, 11/1/2029[c]	8,283,448
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,515,322	2.078%, 1/1/2043[e]	1,570,932
2,534,144	2.055%, 3/1/2043[e]	2,623,540
2,408,681	1.738%, 7/1/2043[e]	2,453,858
18,825,000	3.500%, 11/1/2044[c]	19,466,217
17,800,000	4.000%, 11/1/2044[c]	18,898,595
17,425,000	4.500%, 11/1/2044[c]	18,884,344

	Total	81,157,507

Technology (0.3%)
	Amphenol Corporation
66,000	2.550%, 1/30/2019	66,731
	Apple, Inc.
155,000	0.537%, 5/6/2019[e]	155,138
	Baidu, Inc.
200,000	2.750%, 6/9/2019	200,731
	EMC Corporation
196,000	1.875%, 6/1/2018	194,833
	Fidelity National Information Services, Inc.
182,000	1.450%, 6/5/2017	181,372
	First Data Corporation
315,000	7.375%, 6/15/2019[d]	333,900
	Freescale Semiconductor, Inc.
310,000	6.000%, 1/15/2022[d]	317,750
	Hewlett-Packard Company
168,000	5.400%, 3/1/2017	182,720
	Iron Mountain, Inc.
315,000	6.000%, 8/15/2023	332,325
	Micron Semiconductor Asia Pte, Ltd.
72,000	1.258%, 1/15/2019	71,849
	Samsung Electronics America, Inc.
94,000	1.750%, 4/10/2017[d]	94,553
	Tyco Electronics Group SA
191,000	6.550%, 10/1/2017	217,421
	Xerox Corporation
130,000	7.200%, 4/1/2016	141,171
	Xilinx, Inc.
85,000	2.125%, 3/15/2019	84,972

	Total	2,575,466

Transportation (0.2%)
	American Airlines Pass Through Trust
122,716	4.950%, 1/15/2023	131,306
	Avis Budget Car Rental, LLC
180,000	5.125%, 6/1/2022[d]	177,840
	Canadian Pacific Railway Company
65,000	7.125%, 10/15/2031	89,818
76,000	5.750%, 3/15/2033	90,529
	Continental Airlines, Inc.
134,295	4.150%, 4/11/2024	136,981
	CSX Corporation
98,000	3.700%, 11/1/2023	101,902
	Delta Air Lines, Inc.
196,000	6.750%, 5/23/2017	203,840
79,761	4.950%, 5/23/2019	84,946
29,594	4.750%, 5/7/2020	31,518
	ERAC USA Finance, LLC
124,000	1.400%, 4/15/2016[d]	124,842
66,000	2.800%, 11/1/2018[d]	67,635
	Korea Expressway Corporation
162,000	1.625%, 4/28/2017[d]	161,503
	Virgin Australia Holdings, Ltd.
62,651	5.000%, 10/23/2023[d]	64,769

	Total	1,467,429

U.S. Government and Agencies (7.3%)
	U.S. Treasury Bonds
550,000	4.375%, 5/15/2040	688,961
	U.S. Treasury Notes
6,500,000	0.375%, 3/31/2016	6,507,618
1,950,000	0.625%, 10/15/2016	1,954,419
980,000	0.625%, 12/15/2016	981,072
2,000,000	1.000%, 3/31/2017	2,014,218
150,000	0.875%, 7/15/2017	150,223
3,090,000	1.000%, 5/31/2018	3,066,102
2,380,000	1.250%, 10/31/2018	2,369,031
375,000	1.625%, 4/30/2019	376,670
1,000,000	1.625%, 6/30/2019	1,003,203
1,200,000	1.375%, 1/31/2020	1,180,126
8,115,000	1.875%, 6/30/2020	8,145,431
2,610,000	1.625%, 8/15/2022	2,515,184
150,000	1.750%, 5/15/2023	144,375
2,200,000	2.500%, 8/15/2023	2,245,203
11,400,000	3.625%, 2/15/2044	12,651,332
	U.S. Treasury Notes, TIPS
5,968,200	0.125%, 4/15/2018	6,041,871
3,606,785	0.125%, 1/15/2023	3,530,422

	Total	55,565,461

Utilities (0.8%)
	AES Corporation
315,000	7.375%, 7/1/2021	359,395
	American Electric Power Company, Inc.
122,000	1.650%, 12/15/2017	122,282

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (32.4%)	Value
Utilities (0.8%) - continued
	Atlas Pipeline Partners, LP
$315,000	4.750%, 11/15/2021	$314,212
	Calpine Corporation
310,000	5.375%, 1/15/2023	313,100
	Commonwealth Edison Company
75,000	6.950%, 7/15/2018	87,256
	Dayton Power and Light Company
112,000	1.875%, 9/15/2016	113,252
	DCP Midstream Operating, LP
162,000	2.500%, 12/1/2017	165,162
	Duke Energy Corporation
135,000	0.613%, 4/3/2017[e]	135,452
168,000	2.100%, 6/15/2018	169,997
	Dynegy Finance I, Inc./ Dynegy Finance II, Inc.
200,000	6.750%, 11/1/2019[d]	207,000
	Enel Finance International NV
84,000	6.250%, 9/15/2017 [d]	94,493
	Energy Transfer Partners, LP
50,000	9.700%, 3/15/2019	64,047
208,000	4.650%, 6/1/2021	221,994
	Enterprise Products Operating, LLC
80,000	7.034%, 1/15/2068	89,000
132,000	5.100%, 2/15/2045	139,740
	Exelon Generation Company, LLC
189,000	5.200%, 10/1/2019	211,411
	ITC Holdings Corporation
66,000	4.050%, 7/1/2023	69,015
	MidAmerican Energy Holdings Company
102,000	1.100%, 5/15/2017	101,603
148,000	5.750%, 4/1/2018	167,546
130,000	6.500%, 9/15/2037	171,117
	NiSource Finance Corporation
86,000	6.400%, 3/15/2018	98,303
168,000	6.800%, 1/15/2019	198,584
	Northeast Utilities
75,000	1.450%, 5/1/2018	73,882
	Northern States Power Company
260,000	4.125%, 5/15/2044	266,262
	NRG Energy, Inc.
315,000	6.625%, 3/15/2023	332,325
	ONEOK Partners, LP
109,000	8.625%, 3/1/2019	134,979
	Pacific Gas & Electric Company
191,000	5.625%, 11/30/2017	214,240
	PG&E Corporation
75,000	2.400%, 3/1/2019	75,279
	PPL Capital Funding, Inc.
230,000	1.900%, 6/1/2018	229,615
78,000	3.500%, 12/1/2022	78,821
	Sempra Energy
250,000	6.150%, 6/15/2018	286,166
	Southern Company
125,000	1.300%, 8/15/2017	124,632
	TransAlta Corporation
182,000	1.900%, 6/3/2017	181,801
	Williams Companies, Inc.
104,000	7.875%, 9/1/2021	125,568
	Williams Partners, LP
65,000	7.250%, 2/1/2017	72,732

	Total	5,810,263

	Total Long-Term Fixed Income (cost $243,005,909)	247,246,333

Shares	Common Stock (13.5%)	Value
Consumer Discretionary (1.7%)
1,050	Aaron’s, Inc.	25,998
2,475	Amazon.com, Inc.[k]	756,014
6,400	Apollo Group, Inc.[k]	183,424
1,225	AutoZone, Inc.[k]	678,062
1,300	Bank Mandiri Persero Tbk PTk	31,590
6,500	Barnes & Noble, Inc.[k]	141,830
3,550	Best Buy Company, Inc.	121,197
700	Big Lots, Inc.	31,955
1,150	BJ’s Restaurants, Inc.[k]	50,623
850	BorgWarner, Inc.	48,467
550	Brinker International, Inc.	29,502
1,450	Carnival Corporation	58,217
3,850	Cato Corporation	137,329
7,610	CBS Corporation	412,614
5,360	Cheesecake Factory, Inc.	246,238
1,900	Coinstar, Inc.[k]	120,213
25,950	Comcast Corporation	1,436,333
10,338	Delphi Automotive plc	713,115
850	DeVry Education Group, Inc.	41,148
1,800	DISH Network Corporation[k]	114,570
4,300	Dollar Tree, Inc.[k]	260,451
11,150	Ford Motor Company	157,103
1,400	G-III Apparel Group, Ltd.[k]	111,090
1,100	Harman International Industries, Inc.	118,074
6,700	Home Depot, Inc.	653,384
8,880	Houghton Mifflin Harcourt Company[k]	177,689
5,276	Ignite Restaurant Group, Inc.[k]	36,352
1,250	iRobot Corporation[k]	44,650
2,300	Kirkland’s, Inc.[k]	40,940
8,150	Kohl’s Corporation	441,893
9,308	Las Vegas Sands Corporation	579,516
3,150	Liberty Interactive Corporation[k]	82,341
447	Liberty Ventures[k]	15,690
16,010	Lowe’s Companies, Inc.	915,772
5,000	Macy’s, Inc.	289,100
450	Marriott Vacations Worldwide Corporation	31,248
9,928	MDC Partners, Inc.	205,510
100	Michael Kors Holdings, Ltd.[k]	7,859
2,600	Nautilus, Inc.[k]	34,788
6,500	NIKE, Inc.	604,305
10,810	NutriSystem, Inc.	182,040
1,200	Omnicom Group, Inc.	86,232
3,600	Orbitz Worldwide, Inc.[k]	29,772
2,070	Oxford Industries, Inc.	126,787
2,460	Papa John’s International, Inc.	115,030
650	Royal Caribbean Cruises, Ltd.	44,181
4,500	Ruby Tuesday, Inc.[k]	34,560
3,050	Scientific Games Corporation[k]	35,899
1,000	Scripps Networks Interactive, Inc.	77,240
4,400	Select Comfort Corporation[k]	113,036
8,400	Starbucks Corporation	634,704
3,850	Time Warner Cable, Inc.	566,759
2,200	Toll Brothers, Inc.[k]	70,290
12,560	Tuesday Morning Corporation[k]	256,098

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (13.5%)	Value
Consumer Discretionary (1.7%) - continued
1,400	Ulta Salon Cosmetics & Fragrance, Inc.[k]	$169,134
2,750	Wyndham Worldwide Corporation	213,593

	Total	12,941,549

Consumer Staples (0.6%)
3,250	Anheuser-Busch InBev NV ADR	360,685
1,700	Archer-Daniels-Midland Company	79,900
600	Coca-Cola Enterprises, Inc.	26,010
750	Colgate-Palmolive Company	50,160
16,930	CVS Health Corporation	1,452,763
600	Green Mountain Coffee Roasters, Inc.	91,050
800	Ingredion, Inc.	61,800
2,660	Kimberly-Clark Corporation	303,958
700	Kroger Company	38,997
700	Molson Coors Brewing Company	52,066
15,741	Mondelez International, Inc.	555,028
1,249	Pantry, Inc.[k]	32,187
2,953	Philip Morris International, Inc.	262,847
950	Pilgrim’s Pride Corporation[k]	26,989
4,050	Pinnacle Foods, Inc.	136,890
20,250	Rite Aid Corporation[k]	106,312
1,410	TreeHouse Foods, Inc.[k]	120,090
1,600	Wal-Mart Stores, Inc.	122,032
8,130	WhiteWave Foods Company[k]	302,680
2,200	Whole Foods Market, Inc.	86,526

	Total	4,268,970

Energy (1.1%)
310	Atwood Oceanics, Inc.[k]	12,601
1,000	Baker Hughes, Inc.	52,960
9,800	Cabot Oil & Gas Corporation	304,780
13,280	Cameron International Corporation[k]	790,824
1,450	Chesapeake Energy Corporation	32,161
3,600	Chevron Corporation	431,820
135	Cimarex Energy Company	15,345
3,300	Comstock Resources, Inc.	39,072
100	Concho Resources, Inc.[k]	10,903
550	ConocoPhillips	39,682
885	Denbury Resources, Inc.	10,974
100	Energen Corporation	6,770
210	Ensco plc	8,524
8,936	EOG Resources, Inc.	849,367
5,104	EQT Corporation	479,980
650	Exterran Holdings, Inc.	25,565
9,600	Exxon Mobil Corporation	928,416
1,200	Green Plains, Inc.	41,040
650	Gulfmark Offshore, Inc.	19,604
115	Gulfport Energy Corporation[k]	5,771
500	Helix Energy Solutions Group, Inc.[k]	13,320
185	Helmerich & Payne, Inc.	16,062
600	Hess Corporation	50,886
340	HollyFrontier Corporation	15,429
2,850	Kosmos Energy, Ltd.[k]	26,591
29,161	Marathon Oil Corporation	1,032,299
4,450	Market Vectors Oil Service ETF	201,140
10,150	Nabors Industries, Ltd.	181,177
160	National Oilwell Varco, Inc.	11,622
300	Newfield Exploration Company[k]	9,783
355	Noble Corporation	7,427
210	Noble Energy, Inc.	12,102
4,490	Oasis Petroleum, Inc.[k]	134,520
195	Oceaneering International, Inc.	13,703
170	Oil States International, Inc.[k]	10,156
4,950	Patterson-UTI Energy, Inc.	113,999
60	Pioneer Natural Resources Company	11,344
850	QEP Resources, Inc.	21,310
3,130	Rex Energy Corporation[k]	24,539
2,180	Rosetta Resources, Inc.[k]	82,905
290	Rowan Companies plc	7,038
9,830	Schlumberger, Ltd.	969,828
1,600	Seadrill, Ltd.	36,800
160	SM Energy Company	9,008
6,400	Southwestern Energy Company[k]	208,064
2,390	Superior Energy Services, Inc.	60,109
12,000	Total SA ADR	718,680
9,117	Trinidad Drilling, Ltd.	59,375
33,400	Weatherford International, Ltd.[k]	548,428
985	Whiting Petroleum Corporation[k]	60,321
1,300	WPX Energy, Inc.[k]	24,856

	Total	8,798,980

Financials (3.1%)
2,910	ACE, Ltd.	318,063
1,016	Affiliated Managers Group, Inc.[k]	202,987
3,180	Allied World Assurance Company Holdings AG	120,840
5,330	Allstate Corporation	345,650
1,820	American Assets Trust, Inc.	69,779
1,700	American Express Company	152,915
850	American Financial Group, Inc.	50,855
5,150	American International Group, Inc.	275,885
3,050	AmTrust Financial Services, Inc.	136,854
1,464	Argo Group International Holdings, Ltd.	81,691
800	Assurant, Inc.	54,576
3,900	Assured Guaranty, Ltd.	90,012
61,080	Bank of America Corporation	1,048,133
1,150	Banner Corporation	49,703
6,160	BBCN Bancorp, Inc.	87,102
5,750	Berkshire Hathaway, Inc.[k]	805,920
9,100	Blackstone Group, LP	274,092
2,150	Boston Private Financial Holdings, Inc.	28,272
850	Camden Property Trust	65,170
6,400	Capital One Financial Corporation	529,728
850	CBRE Group, Inc.[k]	27,200
25,810	Citigroup, Inc.	1,381,609
811	CNA Financial Corporation	31,694
13,310	CNO Financial Group, Inc.	241,310
10,050	Comerica, Inc.	479,787
1,500	Corporate Office Properties Trust	41,010
1,850	Crown Castle International Corporation	144,522
1,500	DDR Corporation	27,210
6,772	Deutsche Bank AG	212,099
1,000	Digital Realty Trust, Inc.	68,990
2,250	Discover Financial Services	143,505
3,350	Duke Realty Corporation	63,516
5,960	Education Realty Trust, Inc.	67,110
900	Equity Lifestyle Properties, Inc.	44,190
1,130	Extra Space Storage, Inc.	65,721
2,050	FBR & Company[k]	49,487
5,150	First Horizon National Corporation	66,229
11,400	First Niagara Financial Group, Inc.	85,386
2,350	First Republic Bank	119,686
7,000	Fulton Financial Corporation	83,160
1,585	Gaming and Leisure Properties, Inc.	49,531
1,100	General Growth Properties, Inc.	28,501
4,950	Government Properties Income Trust	112,959

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (13.5%)	Value
Financials (3.1%) - continued
2,100	Green Dot Corporation[k]	$50,190
8,270	Hanmi Financial Corporation	177,392
800	Hanover Insurance Group, Inc.	53,552
3,040	HCC Insurance Holdings, Inc.	158,658
4,039	Host Hotels & Resorts, Inc.	94,149
36,400	Huntington Bancshares, Inc.	360,724
1,300	Intercontinental Exchange, Inc.	270,777
16,650	Invesco, Ltd.	673,826
16,000	iShares Barclays 1-3 Year Credit Bond Fund	1,687,520
10,700	iShares iBoxx $ High Yield Corporate Bond ETF	990,071
6,200	iShares iBoxx $ Investment Grade Corporate Bond ETF	739,908
13,100	iShares Intermediate Credit Bond ETF	1,439,821
3,190	iShares Russell 2000 Index Fund	371,826
6,745	J.P. Morgan Chase & Company	407,938
5,350	KeyCorp	70,620
2,073	Lazard, Ltd.	102,012
650	M&T Bank Corporation	79,417
3,500	MBIA, Inc.[k]	34,160
15,130	MetLife, Inc.	820,651
500	Mid-America Apartment Communities, Inc.	35,330
21,450	Morgan Stanley	749,677
2,700	NASDAQ OMX Group, Inc.	116,802
1,450	Northern Trust Corporation	96,135
2,970	PacWest Bancorp	126,700
3,080	Parkway Properties, Inc.	61,754
3,640	Pebblebrook Hotel Trust	155,064
4,300	Popular, Inc.[k]	137,084
1,352	ProShares Ultra S&P 500	166,080
3,250	Prudential Financial, Inc.	287,755
1,200	RLJ Lodging Trust	38,664
300	Sovran Self Storage, Inc.	25,527
18,400	SPDR Euro Stoxx 50 ETF	704,168
12,611	SPDR S&P 500 ETF Trust	2,543,134
1,900	Sunstone Hotel Investors, Inc.	29,089
2,670	SVB Financial Group[k]	299,013
8,550	Synovus Financial Corporation	216,828
6,166	Terreno Realty Corporation	129,856
1,070	Texas Capital Bancshares, Inc.[k]	65,431
2,350	United Community Banks, Inc.	42,371
1,150	Unum Group	38,479
1,800	W.R. Berkley Corporation	92,772
2,000	Wells Fargo & Company	106,180
4,700	Western Alliance Bancorp[k]	125,114
1,000	Weyerhaeuser Company	33,860
3,450	Zions Bancorporation	99,946

	Total	23,528,664

Health Care (1.9%)
550	Abaxis, Inc.	28,963
1,150	Abbott Laboratories	50,128
850	Acceleron Pharma, Inc.[k]	31,433
3,900	Acorda Therapeutics, Inc.[k]	135,798
2,500	Actavis, Inc.[k]	606,850
5,550	Aetna, Inc.	457,930
8,500	Affymetrix, Inc.[k]	76,585
2,670	Akorn, Inc.[k]	118,949
550	Alexion Pharmaceuticals, Inc.[k]	105,248
1,820	Align Technology, Inc.[k]	95,768
5,600	Allscripts Healthcare Solutions, Inc.[k]	76,832
5,800	Amgen, Inc.	940,644
2,750	AMN Healthcare Services, Inc.[k]	47,163
700	AmSurg Corporation[k]	37,807
8,660	Baxter International, Inc.	607,412
350	Biogen Idec, Inc.[k]	112,378
5,850	BioScrip, Inc.[k]	37,791
28,700	Boston Scientific Corporation[k]	381,136
1,600	Bruker Corporation[k]	33,168
592	C.R. Bard, Inc.	97,070
8,300	Cambrex Corporation[k]	174,964
3,600	Cardinal Health, Inc.	282,528
2,600	Centene Corporation[k]	240,942
13,100	Cerner Corporation[k]	829,754
750	Charles River Laboratories International, Inc.[k]	47,370
6,100	Covidien plc	563,884
1,800	Endo International plc[k]	120,456
6,611	ExamWorks Group, Inc.[k]	256,375
4,100	Express Scripts Holding Company[k]	314,962
11,300	Gilead Sciences, Inc.[k]	1,265,600
550	Greatbatch, Inc.[k]	27,604
1,050	HCA Holdings, Inc.[k]	73,553
4,000	Hologic, Inc.[k]	104,760
950	Illumina, Inc.[k]	182,951
11,488	Johnson & Johnson	1,238,177
500	Mallinckrodt, LLC[k]	46,090
1,450	McKesson Corporation	294,944
18,540	Merck & Company, Inc.	1,074,208
4,040	Neurocrine Biosciences, Inc.[k]	74,821
6,250	Novavax, Inc.[k]	35,000
5,783	NuVasive, Inc.[k]	236,525
3,500	PAREXEL International Corporation[k]	190,085
17,800	Pfizer, Inc.	533,110
1,250	PharMerica Corporation[k]	35,863
700	Providence Service Corporation[k]	30,926
1,100	Qiagen NVk	25,806
750	Quintiles Transnational Holdings, Inc.[k]	43,905
3,850	Spectrum Pharmaceuticals, Inc.[k]	29,183
2,090	Teleflex, Inc.	238,511
300	Thermo Fisher Scientific, Inc.	35,271
9,340	UnitedHealth Group, Inc.	887,393
900	Universal Health Services, Inc.	93,339
6,700	Vertex Pharmaceuticals, Inc.[k]	754,688
3,250	Volcano Corporation[k]	32,890
650	Waters Corporation[k]	72,020
1,650	WellPoint, Inc.	209,038

	Total	14,776,549

Industrials (1.5%)
700	3M Company	107,639
1,000	AAR Corporation	26,500
3,500	ADT Corporation	125,440
2,750	Apogee Enterprises, Inc.	120,725
1,200	Argan, Inc.	41,772
5,950	Boeing Company	743,214
1,522	Briggs & Stratton Corporation	30,760
1,650	Caterpillar, Inc.	167,326
3,860	CLARCOR, Inc.	258,466
18,200	CSX Corporation	648,466
2,170	Curtiss-Wright Corporation	150,186
29,900	Delta Air Lines, Inc.	1,202,877
6,471	EMCOR Group, Inc.	285,565
1,530	Esterline Technologies Corporation[k]	179,178
3,450	Federal Signal Corporation	48,990
1,200	Flowserve Corporation	81,588
11,500	Fluor Corporation	762,910
2,200	GATX Corporation	139,480

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (13.5%)	Value
Industrials (1.5%) - continued
4,391	Granite Construction, Inc.	$162,072
4,000	Hertz Global Holdings, Inc.[k]	87,680
6,440	HNI Corporation	300,426
5,239	Honeywell International, Inc.	503,573
950	Huntington Ingalls Industries, Inc.	100,529
8,800	Ingersoll-Rand plc	551,056
2,700	Insperity, Inc.	85,212
12,083	Interface, Inc.	193,690
5,200	Jacobs Engineering Group, Inc.[k]	246,740
4,250	KAR Auction Services, Inc.	129,030
1,016	Kimball International, Inc.	18,268
12,120	Korn/Ferry International[k]	338,512
4,770	Landstar System, Inc.	353,028
750	Manpower, Inc.	50,062
2,050	Meritor, Inc.[k]	23,554
1,950	Mistras Group, Inc.[k]	32,156
600	Old Dominion Freight Line, Inc.[k]	43,722
2,704	Oshkosh Corporation	121,031
777	Parker Hannifin Corporation	98,702
4,370	Pentair, Ltd.	293,008
7,870	Progressive Waste Solutions, Ltd.	230,040
360	Proto Labs, Inc.[k]	23,533
2,400	Quanta Services, Inc.[k]	81,792
5,380	Ritchie Brothers Auctioneers, Inc.	131,218
18,200	Southwest Airlines Company	627,536
800	Spirit Aerosystems Holdings, Inc.[k]	31,472
1,900	Spirit Airlines, Inc.[k]	138,909
2,420	Tennant Company	178,427
7,500	Union Pacific Corporation	873,375
2,650	United Continental Holdings, Inc.[k]	139,947
600	United Technologies Corporation	64,200
650	WABCO Holdings, Inc.[k]	63,297

	Total	11,436,879

Information Technology (2.9%)
4,800	Akamai Technologies, Inc.[k]	289,440
2,465	Alibaba Group Holding, Ltd. ADR[k]	243,049
650	Alliance Data Systems Corporation[k]	184,177
2,750	Amdocs, Ltd.	130,735
29,719	Apple, Inc.	3,209,652
6,882	Applied Materials, Inc.	152,023
1,900	Arris Group, Inc.[k]	57,038
3,400	Aspen Technology, Inc.[k]	125,562
31,550	Atmel Corporation[k]	234,101
1,550	AVG Technologies NVk	27,776
1,250	Booz Allen Hamilton Holding Corporation	32,938
8,050	Broadcom Corporation	337,134
6,240	Broadridge Financial Solutions, Inc.	274,123
13,800	Brocade Communications Systems, Inc.	148,074
2,650	CDW Corporation	81,726
1,450	Cirrus Logic, Inc.[k]	27,985
47,320	Cisco Systems, Inc.	1,157,920
2,050	Citrix Systems, Inc.[k]	131,671
3,100	Computer Sciences Corporation	187,240
20,600	Corning, Inc.	420,858
2,650	Digital River, Inc.[k]	67,760
1,500	Diodes, Inc.[k]	38,745
3,280	DST Systems, Inc.	316,028
10,975	eBay, Inc.[k]	576,187
3,400	Electronic Arts, Inc.[k]	139,298
49,450	EMC Corporation	1,420,698
11,800	Facebook, Inc.[k]	884,882
4,300	Fairchild Semiconductor International, Inc.[k]	66,005
1,700	FEI Company	143,276
1,152	Google, Inc.[k]	644,060
1,302	Google, Inc., Class Ak	739,367
3,020	Guidewire Software, Inc.[k]	150,819
750	iGATE Corporation[k]	27,788
750	International Business Machines Corporation	123,300
7,354	Juniper Networks, Inc.	154,949
3,668	Lexmark International, Inc.	158,311
1,950	LinkedIn Corporation[k]	446,472
1,900	Liquidity Services, Inc.[k]	24,282
8,400	Marvell Technology Group, Ltd.	112,896
6,350	MasterCard, Inc.	531,813
11,360	Microsoft Corporation	533,352
28,770	NetApp, Inc.	1,231,356
8,452	NVIDIA Corporation	165,152
17,500	Oracle Corporation	683,375
4,614	Plantronics, Inc.	239,328
2,250	Polycom, Inc.[k]	29,430
13,100	QUALCOMM, Inc.	1,028,481
1,600	Red Hat, Inc.[k]	94,272
10,950	Salesforce.com, Inc.[k]	700,691
2,850	Sanmina Corporation[k]	71,450
12,139	Sonus Networks, Inc.[k]	42,122
3,550	Symantec Corporation	88,111
1,450	Take-Two Interactive Software, Inc.[k]	38,352
10,000	Teradata Corporation[k]	423,200
4,181	Teradyne, Inc.	76,930
10,340	Texas Instruments, Inc.	513,484
3,920	Textura Corporation[k]	104,429
4,275	Ubiquiti Networks, Inc.	152,917
1,200	Unisys Corporation[k]	30,768
5,516	Virtusa Corporation[k]	226,046
2,250	Visa, Inc.	543,218
5,950	VMware, Inc.[k]	497,242
400	Workday, Inc.[k]	38,192
17,400	Xerox Corporation	231,072

	Total	22,003,128

Materials (0.3%)
4,630	Celanese Corporation	271,920
600	Clearwater Paper Corporation[k]	38,610
350	Compass Minerals International, Inc.	29,988
1,200	Crown Holdings, Inc.[k]	57,516
6,870	Dow Chemical Company	339,378
2,030	Eagle Materials, Inc.	177,483
1,300	Eastman Chemical Company	105,014
2,750	Ferro Corporation[k]	36,080
5,300	Graphic Packaging Holding Company[k]	64,289
7,780	Horsehead Holding Corporation[k]	122,224
700	Innophos Holdings, Inc.	39,900
350	LyondellBasell Industries NV	32,071
4,880	Materials Select Sector SPDR Fund	236,192
5,110	Nucor Corporation	276,247
2,150	Owens-Illinois, Inc.[k]	55,405
1,850	Packaging Corporation of America	133,348
2,550	Royal Gold, Inc.	145,732
1,748	Silgan Holdings, Inc.	85,932
650	Sonoco Products Company	26,565
4,550	Southern Copper Corporation	130,949
4,965	Steel Dynamics, Inc.	114,245
1,000	Tronox, Ltd.	24,180
450	U.S. Silica Holdings, Inc.	20,205
600	Westlake Chemical Corporation	42,330

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (13.5%)	Value
Materials (0.3%) - continued
650	Worthington Industries, Inc.	$25,122

	Total	2,630,925

Telecommunications Services (0.1%)
6,450	AT&T, Inc.	224,718
3,264	Cogent Communications Holdings	110,780
11,363	Verizon Communications, Inc.	570,991
7,650	Vonage Holdings Corporation[k]	26,622

	Total	933,111

Utilities (0.3%)
1,100	Atmos Energy Corporation	58,300
2,700	Edison International, Inc.	168,966
1,230	Laclede Group, Inc.	62,447
7,570	NiSource, Inc.	318,394
5,620	NorthWestern Corporation	296,961
14,980	PG&E Corporation	753,794
1,730	Portland General Electric Company	62,989
1,900	Public Service Enterprise Group, Inc.	78,489
1,750	Southern Company	81,130
950	Vectren Corporation	42,703
2,700	Wisconsin Energy Corporation	134,082

	Total	2,058,255

	Total Common Stock (cost $82,435,409)	103,377,010

Shares	Collateral Held for Securities Loaned (0.1%)	Value
	752,392 Thrivent Cash Management Trust	752,392

	Total Collateral Held for Securities Loaned (cost $752,392)	752,392

Shares or Principal Amount	Short-Term Investments (12.5%)[l]	Value
	Federal Home Loan Bank Discount Notes
4,000,000	0.055%, 11/12/2014	3,999,933
17,000,000	0.044%, 11/14/2014	16,999,731
2,000,000	0.025%, 11/21/2014	1,999,972
4,400,000	0.047%, 11/26/2014[m]	4,399,856
2,000,000	0.047%, 12/3/2014	1,999,916
16,000,000	0.070%, 12/5/2014[m]	15,998,942
10,000,000	0.060%, 12/10/2014	9,999,350
5,000,000	0.040%, 1/7/2015	4,999,628
2,000,000	0.040%, 1/12/2015	1,999,840
2,000,000	0.055%, 1/21/2015	1,999,753
16,000,000	0.063%, 1/23/2015	15,997,676
12,000,000	0.065%, 1/30/2015	11,998,050
1,100,000	0.090%, 4/24/2015[m]	1,099,521
	Federal Home Loan Mortgage Corporation Discount Notes
2,000,000	0.062%, 11/24/2014	1,999,921
	U.S. Treasury Bills
100,000	0.000%, 11/28/2014[n]	100,000

	Total Short-Term Investments (at amortized cost)	95,592,089

	Total Investments (cost $752,029,181) 109.2%	$834,069,834

	Other Assets and Liabilities, Net (9.2%)	(70,360,441)

	Total Net Assets 100.0%	$763,709,393

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program orto other qualified institutional buyers. As of October 31, 2014, the value of these investments was $24,180,599 or 3.2% of total net assets.

e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2014.
f	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2014.
g	All or a portion of the security is on loan.
h

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding paramount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

i	Security is fair valued.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
k	Non-income producing security.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	At October 31, 2014, $5,099,337 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
n	At October 31, 2014, $100,000 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.
*

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Moderately Conservative Allocation Fund owned as of October 31, 2014.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$169,915
Apidos CLO XVIII, 7/22/2026	6/25/2014	174,563
Babson CLO, Ltd., 10/17/2026	8/15/2014	169,915
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	170,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	169,828
Carlyle Global Market Strategies CLO, Ltd., 7/20/2023	7/3/2014	175,000
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	175,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	170,000
Cent CLO 22, Ltd., 11/7/2026	9/19/2014	175,000
CoBank ACB, 6/15/2022	10/18/2013	75,279
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	170,000
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	266,211
FNA Trust, 1/10/2018	4/29/2013	150,017
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/3/2014	174,825

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Security	Acquisition Date	Cost
JBS Finance II, Ltd., 1/29/2018	8/11/2014	$326,423
Limerock CLO III, LLC, 10/20/2026	10/16/2014	500,000
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	189,772
Neuberger Berman CLO, Ltd., 8/4/2025	6/19/2014	150,000
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	170,000
OZLM VIII, Ltd., 10/17/2026	8/7/2014	169,031
Symphony CLO XV, Ltd., 10/17/2026	10/17/2014	496,250
Symphony CLO, Ltd., 1/9/2023	9/15/2014	170,000
Voya CLO 2014-3, Ltd., 7/25/2026	7/10/2014	169,745

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	- Collateralized Loan Obligation
ETF	- Exchange Traded Fund.
REIT	- Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	- Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$81,749,381
Gross unrealized depreciation	(3,494,698)

Net unrealized appreciation (depreciation)	$78,254,683

Cost for federal income tax purposes	$755,815,151

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2014, in valuing Moderately Conservative Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	2,562,994	–	2,562,994	–
Capital Goods	1,515,791	–	1,515,791	–
Communications Services	18,802,982	–	18,315,819	487,163
Consumer Cyclical	5,727,749	–	5,217,969	509,780
Consumer Non-Cyclical	3,420,633	–	3,084,645	335,988
Energy	2,035,278	–	2,035,278	–
Financials	1,664,567	–	1,664,567	–
Technology	1,697,566	–	1,697,566	–
Transportation	1,350,636	–	931,850	418,786
Utilities	1,275,151	–	1,275,151	–

Mutual Funds
Equity Mutual Funds	169,391,604	169,391,604	–	–
Fixed Income Mutual Funds	177,657,059	177,657,059	–	–

Long-Term Fixed Income
Asset-Backed Securities	13,054,599	–	12,636,745	417,854
Basic Materials	3,085,463	–	3,085,463	–
Capital Goods	2,781,051	–	2,781,051	–
Collateralized Mortgage Obligations	13,392,064	–	12,395,814	996,250
Commercial Mortgage-Backed Securities	14,436,071	–	14,436,071	–
Communications Services	9,411,573	–	9,411,573	–
Consumer Cyclical	5,023,583	–	5,023,583	–
Consumer Non-Cyclical	8,212,615	–	8,212,615	–
Energy	6,702,789	–	6,702,789	–
Financials	24,116,917	–	24,116,917	–
Foreign Government	453,482	–	453,482	–
Mortgage-Backed Securities	81,157,507	–	81,157,507	–
Technology	2,575,466	–	2,575,466	–
Transportation	1,467,429	–	1,467,429	–
U.S. Government and Agencies	55,565,461	–	55,565,461	–
Utilities	5,810,263	–	5,810,263	–

Common Stock
Consumer Discretionary	12,941,549	12,941,549	–	–
Consumer Staples	4,268,970	4,268,970	–	–
Energy	8,798,980	8,739,605	59,375	–
Financials	23,528,664	23,528,664	–	–
Health Care	14,776,549	14,776,549	–	–
Industrials	11,436,879	11,436,879	–	–
Information Technology	22,003,128	22,003,128	–	–
Materials	2,630,925	2,630,925	–	–
Telecommunications Services	933,111	933,111	–	–
Utilities	2,058,255	2,058,255	–	–
Collateral Held for Securities Loaned	752,392	752,392	–	–
Short-Term Investments	95,592,089	–	95,592,089	–

Total	$834,069,834	$451,118,690	$379,785,323	$3,165,821

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	3,325,940	3,325,940	–	–
Credit Default Swaps	9,543	–	9,543	–

Total Asset Derivatives	$3,335,483	$3,325,940	$9,543	$–

Liability Derivatives
Futures Contracts	2,684,546	2,684,546	–	–

Total Liability Derivatives	$2,684,546	$2,684,546	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2014. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(512)	December 2014	($112,092,826)	($112,416,000)	($323,174)
5-Yr. U.S. Treasury Bond Futures	(14)	December 2014	(1,647,966)	(1,672,016)	(24,050)
10-Yr. U.S. Treasury Bond Futures	173	December 2014	21,670,340	21,860,173	189,833
30-Yr. U.S. Treasury Bond Futures	330	December 2014	45,721,832	46,560,938	839,106
Eurex EURO STOXX 50 Futures	702	December 2014	28,231,000	27,367,786	(863,214)
Mini MSCI EAFE Index Futures	31	December 2014	2,793,813	2,845,800	51,987
Russell 2000 Index Mini-Futures	48	December 2014	5,604,110	5,620,800	16,690
S&P 400 Index Mini-Futures	(244)	December 2014	(33,061,652)	(34,535,760)	(1,474,108)
S&P 500 Index Futures	55	December 2014	25,546,876	27,656,750	2,109,874
Ultra Long Term U.S. Treasury Bond Futures	37	December 2014	5,683,613	5,802,063	118,450
Total Futures Contracts					$641,394

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Value[3]	Unrealized Gain/(Loss)
CDX HY 5 Year, at 5.00%; Morgan Stanley and Co.	Sell	12/20/2019	($700,000)	$6,443	$6,443
CDX IG 5 Year, at 1.00%; Morgan Stanley and Co.	Sell	12/20/2019	(1,500,000)	3,100	3,100
Total Credit Default Swaps				$9,543	$9,543

[1]

As the buyer of protection, Moderately Conservative Allocation Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderately Conservative Allocation Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

[2]	The maximum potential amount of future payments Moderately Conservative Allocation Fund could be required to make as the seller or receive as the buyer of protection.
[3]

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2014, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,147,389
Total Interest Rate Contracts		1,147,389

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,178,551
Total Equity Contracts		2,178,551

Credit Contracts
Credit Default Swaps	Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	9,543
Total Credit Contracts		9,543

Total Asset Derivatives		$3,335,483

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	347,224
Total Interest Rate Contracts		347,224

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,337,322
Total Equity Contracts		2,337,322

Total Liability Derivatives		$2,684,546

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2014, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	3,802,487

Total Interest Rate Contracts		3,802,487

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,540,230

Total Equity Contracts		2,540,230

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(143,213)

Total Credit Contracts		(143,213)

Total		$6,199,504

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2014, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	375,579
Total Interest Rate Contracts		375,579

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(2,291,505)
Total Equity Contracts		(2,291,505)

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(16,905)
Total Credit Contracts		(16,905)

Total		($1,932,831)

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

The following table presents Moderately Conservative Allocation Fund’s average volume of derivative activity during the period ended October 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*
Equity Contracts	$58,698,842	7.8%	N/A
Interest Rate Contracts	129,448,320	17.3	N/A
Credit Contracts	N/A	N/A	$107,536

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Conservative Allocation Fund, is as follows:

Fund	Value October 31, 2013	Gross Purchases	Gross Sales	Shares Held at October 31, 2014	Value October 31, 2014	Income Earned November 1, 2013 - October 31, 2014
Natural Resources	$12,408,513	$88,225	$–	1,217,132	$11,404,524	$88,225
Partner Small Cap Value	7,794,407	248,463	–	370,738	8,271,156	29,067
Small Cap Stock	3,521,013	24,394	–	168,977	3,872,953	–
Partner Mid Cap Value	18,405,047	3,475,856	–	1,385,262	21,125,242	95,920
Mid Cap Stock	9,455,498	33,576	–	429,488	10,969,133	33,576
Partner Worldwide Allocation	46,589,353	954,542	–	4,589,806	46,402,937	954,542
Large Cap Growth	17,305,001	63,859	–	2,270,005	20,339,243	63,859
Large Cap Value	40,910,501	541,906	–	2,212,214	46,014,057	541,906
Large Cap Stock	889,787	86,790	–	35,454	992,359	7,354
High Yield	25,291,209	1,481,340	2,106,452	4,836,835	24,426,017	1,480,956
Income	65,804,736	2,475,301	6,950,411	6,762,201	62,820,849	2,475,382
Government Bond	11,376,247	282,511	773,490	1,086,045	10,914,748	155,558
Limited Maturity Bond	90,376,014	1,904,601	12,161,820	6,390,309	79,495,445	1,396,026
Cash Management Trust-Collateral Investment	3,018,707	14,905,204	17,171,519	752,392	752,392	7,007
Total Value and Income Earned	353,146,033				347,801,055	7,329,378

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Bank Loans (18.4%)[a]	Value
Basic Materials (1.5%)
	Alpha Natural Resources, Inc., Term Loan
$401,940	3.500%, 5/22/2020	$342,987
	Crown Americas, LLC, Term Loan
480,000	0.000%, 10/20/2021[b,c]	479,702
	Fortescue Metals Group, Ltd., Term Loan
896,386	3.750%, 6/30/2019	873,672
	HCA, Inc., Term Loan
435,600	2.904%, 3/31/2017	433,832
	Ineos Group Holdings, Ltd., Term Loan
567,719	3.750%, 5/4/2018	559,913
	NewPage Corporation, Term Loan
900,000	9.500%, 2/11/2021	872,100
	Tronox Pigments BV, Term Loan
670,472	4.000%, 3/19/2020	663,351

	Total	4,225,557

Capital Goods (1.0%)
	ADS Waste Holdings, Inc., Term Loan
527,958	3.750%, 10/9/2019	516,211
	Berry Plastics Group, Inc., Term Loan
498,511	3.500%, 2/8/2020	487,609
	Rexnord, LLC, Term Loan
504,900	4.000%, 8/21/2020	497,453
	Silver II Borrower, Term Loan
473,731	4.000%, 12/13/2019	465,047
	STHI Holding Corporation, Term Loan
950,000	4.500%, 8/6/2021	944,062

	Total	2,910,382

Communications Services (5.6%)
	Atlantic Broadband Penn, LLC, Term Loan
578,387	3.250%, 11/30/2019	570,724
	Birch Communication Inc., Term Loan
690,000	7.750%, 7/17/2020	662,400
	Cengage Learning Aquisitions, Term Loan
572,125	7.000%, 3/31/2020	572,411
	Charter Communications Operating, LLC, Term Loan
493,750	3.000%, 1/3/2021	484,956
	Cincinnati Bell, Inc., Term Loan
420,750	4.000%, 9/10/2020	413,736
	Clear Channel Communications, Inc., Term Loan
378	3.804%, 1/29/2016	374
519,808	6.904%, 1/30/2019	490,003
14,411	7.654%, 7/30/2019	13,839
	Cumulus Media Holdings, Inc., Term Loan
463,699	4.250%, 12/23/2020	458,288
	Fairpoint Communications, Term Loan
503,609	7.500%, 2/14/2019	507,074
	Grande Communications Networks, LLC, Term Loan
567,816	4.500%, 5/29/2020	561,786
	Gray Television, Inc., Term Loan
374,063	3.750%, 6/13/2021	368,829
	Hargray Communications Group, Inc., Term Loan
603,813	5.250%, 6/26/2019[b,c]	602,557
	IMG Worldwide, Inc., Term Loan
548,625	5.250%, 5/6/2021	539,161
	Integra Telecom Holdings, Inc., Term Loan
538,010	5.250%, 2/22/2019	535,723
	Intelsat Jackson Holdings SA, Term Loan
502,409	3.750%, 6/30/2019	498,013
	Level 3 Communications, Inc., Term Loan
490,000	4.000%, 8/1/2019	486,732
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
335,000	4.500%, 1/7/2022	332,280
	LTS Buyer, LLC, Term Loan
543,125	4.000%, 4/13/2020	536,336
	MCC Georgia, LLC, Term Loan
379,050	3.750%, 6/30/2021	372,299
	McGraw-Hill Global Education, LLC, Term Loan
500,945	5.750%, 3/22/2019	501,416
	NEP/NCP Holdco, Inc., Term Loan
499,631	4.250%, 1/22/2020	487,141
	NTelos, Inc., Term Loan
296,222	5.750%, 11/9/2019	295,727
	Puerto Rico Cable Acquisition Company, Inc., Term Loan
544,436	5.500%, 7/31/2018	540,353
	SBA Senior Finance II, LLC, Term Loan
573,563	3.250%, 3/24/2021	563,066
	TNS, Inc., Term Loan
559,866	5.000%, 2/14/2020	553,921
	Univision Communications, Inc., Term Loan
538,041	4.000%, 3/1/2020	532,214
	Virgin Media Investment Holdings, Ltd., Term Loan
535,000	3.500%, 6/7/2020	527,125
	WideOpenWest Finance, LLC, Term Loan
547,885	4.750%, 4/1/2019	546,942
	WMG Acquisition Corporation, Term Loan
460,350	3.750%, 7/1/2020	445,315
	XO Communications, LLC, Term Loan
447,750	4.250%, 3/20/2021	443,084
	Yankee Cable Acquisition, LLC, Term Loan
536,394	4.500%, 3/1/2020	533,310
	Zayo Group, LLC, Term Loan
592,447	4.000%, 7/2/2019	586,801

	Total	15,563,936

Consumer Cyclical (3.7%)
	Amaya Gaming Group, Inc., Term Loan
950,000	5.000%, 8/1/2021	941,887

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Bank Loans (18.4%)[a]	Value
Consumer Cyclical (3.7%) - continued
	Bally Technologies, Inc., Term Loan
$428,823	4.250%, 11/25/2020	$426,949
	Booz Allen Hamilton, Inc., Term Loan
281,137	3.750%, 7/31/2019	279,644
	Burlington Coat Factory Warehouse Corporation, Term Loan
467,224	4.250%, 8/13/2021	463,953
	Ceridian Corporation, Term Loan
247,004	4.121%, 5/9/2017	246,634
247,004	4.500%, 5/9/2017	244,766
	Chrysler Group, LLC, Term Loan
64,008	3.500%, 5/24/2017	63,634
572,125	3.250%, 12/31/2018	565,975
	Golden Nugget, Inc., Delayed Draw
71,460	5.500%, 11/21/2019	71,787
	Golden Nugget, Inc., Term Loan
166,740	5.500%, 11/21/2019	167,502
	Hilton Worldwide Finance, LLC, Term Loan
784,561	3.500%, 10/26/2020	776,323
	J.C. Penney Corporation, Inc., Term Loan
548,062	6.000%, 5/22/2018	540,757
	Las Vegas Sands, LLC, Term Loan
471,437	3.250%, 12/19/2020	469,802
	Marina District Finance Company, Inc., Term Loan
427,086	6.750%, 8/15/2018	425,753
	MGM Resorts International, Term Loan
444,347	3.500%, 12/20/2019	438,792
	Michaels Stores, Inc. Term Loan
588,525	4.000%, 1/28/2020	580,957
	Mohegan Tribal Gaming Authority, Term Loan
476,400	5.500%, 11/19/2019	462,108
	Pinnacle Entertainment, Inc., Term Loan
551,426	3.750%, 8/13/2020	545,222
	ROC Finance, LLC, Term Loan
559,350	5.000%, 6/20/2019	534,705
	Scientific Games International, Inc., Term Loan
550,837	4.250%, 10/18/2020	538,614
	Seminole Hard Rock Entertainment, Inc., Term Loan
608,160	3.500%, 5/14/2020	593,716
	Seminole Indian Tribe of Florida, Term Loan
437,318	3.000%, 4/29/2020	435,407
	Toys “R” Us, Inc., Term Loan
119,049	5.250%, 5/25/2018	95,090
310,203	9.750%, 4/24/2020[b,c]	281,767

	Total	10,191,744

Consumer Non-Cyclical (2.0%)
	Albertsons, Inc., Term Loan
764,584	4.750%, 3/21/2019	762,673
	Biomet, Inc., Term Loan
371,855	3.652%, 7/25/2017	370,673
	Catalina Marketing Corporation, Term Loan
558,600	4.500%, 4/9/2021	543,590
	CHS/Community Health Systems, Inc., Term Loan
135,390	3.485%, 1/25/2017	134,939
360,860	4.250%, 1/27/2021	360,972
	Del Monte Corporation, Term Loan
447,449	3.500%, 3/9/2020	429,833
	JBS USA, LLC, Term Loan
439,511	3.750%, 5/25/2018	432,918
	Libbey Glass, Inc., Term Loan
279,300	3.750%, 4/9/2021	274,761
	Ortho-Clinical Diagnostics, Inc., Term Loan
598,500	4.750%, 6/30/2021	591,917
	Roundy’s Supermarkets, Inc., Term Loan
537,769	5.750%, 3/3/2021	477,270
	Supervalu, Inc., Term Loan
540,753	4.500%, 3/21/2019	533,415
	Visant Corporation, Term Loan
541,898	7.000%, 9/23/2021	533,769

	Total	5,446,730

Energy (1.2%)
	Arch Coal, Inc., Term Loan
493,699	6.250%, 5/16/2018	435,161
	Energy Solutions, LLC, Term Loan
673,312	6.750%, 5/29/2020	675,838
	Exgen Renewables I, LLC, Term Loan
356,646	5.250%, 2/6/2021	360,212
	McJunkin Red Man Corporation, Term Loan
564,300	5.000%, 11/8/2019	565,005
	Offshore Group Investment, Ltd., Term Loan
712,262	5.750%, 3/28/2019	644,597
	Pacific Drilling SA, Term Loan
538,187	4.500%, 6/3/2018	514,475

	Total	3,195,288

Financials (1.4%)
	Delos Finance Sarl, Term Loan
580,000	3.500%, 3/6/2021	576,619
	DJO Finance, LLC, Term Loan
434,500	4.250%, 9/15/2017	432,110
	Harland Clarke Holdings Corporation, Term Loan
527,969	7.000%, 5/22/2018	532,810
	MPH Acquisition Holdings, LLC, Term Loan
1,132,336	3.750%, 3/31/2021	1,113,732
	TransUnion, LLC, Term Loan
547,250	4.000%, 4/9/2021	540,070
	WaveDivision Holdings, LLC, Term Loan
557,581	4.000%, 10/15/2019	551,771

	Total	3,747,112

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Bank Loans (18.4%)[a]	Value
Technology (1.0%)
	Avago Technologies, Ltd., Term Loan
$698,250	3.750%, 5/6/2021	$695,722
	BMC Software, Inc., Term Loan
431,000	5.000%, 9/10/2020	426,018
	First Data Corporation, Term Loan
595,000	3.653%, 3/23/2018	589,050
	Freescale Semiconductor, Inc., Term Loan
567,666	4.250%, 2/28/2020	559,356
	Infor US, Inc., Term Loan
487,929	3.750%, 6/3/2020	480,815
	SunGard Data Systems, Inc., Term Loan
26,151	4.000%, 3/8/2020	26,031

	Total	2,776,992

Transportation (0.6%)
	American Airlines, Inc., Term Loan
933,187	3.750%, 6/27/2019	920,356
	Delta Air Lines, Inc., Term Loan
557,121	3.250%, 4/20/2017	552,508
	OSG Bulk Ships, lnc., Term Loan
329,175	5.250%, 8/5/2019	326,568

	Total	1,799,432

Utilities (0.4%)
	Calpine Corporation, Term Loan
498,216	4.000%, 4/1/2018	495,879
	Intergen NV, Term Loan
538,187	5.500%, 6/15/2020	536,842

	Total	1,032,721

	Total Bank Loans (cost $51,686,469)	50,889,894

Shares	Common Stock (46.8%)	Value

Consumer Discretionary (6.7%)
3,850	Amazon.com, Inc.[d]	1,176,021
2,300	AutoZone, Inc.[d]	1,273,096
18,000	Best Buy Company, Inc.	614,520
9,850	BorgWarner, Inc.	561,647
14,100	CBS Corporation	764,502
70,668	Comcast Corporation	3,911,474
11,272	Dollar Tree, Inc.[d]	682,745
45,900	Kohl’s Corporation	2,488,698
45,800	Las Vegas Sands Corporation	2,851,508
7,950	Marriott International, Inc.	602,213
37,429	MDC Partners, Inc.	774,780
13,700	Papa John’s International, Inc.	640,612
15,000	Starbucks Corporation	1,133,400
16,700	Toll Brothers, Inc.[d]	533,565
30,100	Tuesday Morning Corporation[d,e]	613,739

	Total	18,622,520

Consumer Staples (4.0%)
25,929	Anheuser-Busch InBev NV ADR	2,877,600
38,600	Coca-Cola Company	1,616,568
37,550	PepsiCo, Inc.	3,611,183
31,650	Wal-Mart Stores, Inc.	2,413,946
16,200	WhiteWave Foods Company[d]	603,126

	Total	11,122,423

Energy (4.1%)
20,300	Cameron International Corporation[d]	1,208,865
6,050	Concho Resources, Inc.[d]	659,632
14,000	EOG Resources, Inc.	1,330,700
69,100	Marathon Oil Corporation	2,446,140
12,850	Schlumberger, Ltd.	1,267,781
7,700	SM Energy Company	433,510
68,150	Total SA ADR[e]	4,081,503

	Total	11,428,131

Financials (11.0%)
58,273	Aberdeen Asia-Pacific Income Fund, Inc.	342,645
3,100	Affiliated Managers Group, Inc.[d]	619,349
13,650	Alexandria Real Estate Equities, Inc.	1,132,950
28,300	Assured Guaranty, Ltd.	653,164
67,900	Bank of America Corporation	1,165,164
118,850	Blackstone Group, LP	3,579,762
3,500	Boston Properties, Inc.	443,625
7,250	Camden Property Trust	555,858
16,350	Capital One Financial Corporation	1,353,289
23,450	Citigroup, Inc.	1,255,278
28,350	CNO Financial Group, Inc.	513,986
13,600	Cohen & Steers REIT and Preferred Income Fund, Inc.	257,040
30,500	DDR Corporation	553,270
9,500	Doubleline Income Solutions Fund	202,350
5,400	Equity Residential	375,624
11,232	First Trust High Income Long/Short Fund	193,078
8,000	Host Hotels & Resorts, Inc.	186,480
74,600	Invesco, Ltd.	3,019,062
24,200	iShares FTSE NAREIT Mortgage Plus Capped Index Fund	299,354
19,675	iShares J.P. Morgan USD Emerging Markets Bond ETF	2,256,329
8,120	iShares MSCI Emerging Markets Minimum Volatility ETF[e]	491,747
102,450	KeyCorp	1,352,340
20,731	Lazard, Ltd.	1,020,173
18,050	Macerich Company	1,272,525
27,000	MetLife, Inc.	1,464,480
66,849	MFS Intermediate Income Trust	337,587
40,817	Nuveen Quality Preferred Income Fund II	364,088
15,500	PacWest Bancorp	661,230
24,364	PIMCO Dynamic Credit Income Fund	539,175
3,850	Prologis, Inc.	160,353
2,600	Public Storage, Inc.	479,284
2,950	Simon Property Group, Inc.	528,670
45,098	Templeton Global Income Fund	353,117
11,350	Vanguard MSCI Emerging Markets ETF	483,964
6,525	Vanguard Short-Term Corporate Bond ETF	522,848
1,450	Vornado Realty Trust	158,746
20,453	Western Asset Emerging Markets Debt Fund, Inc.	352,610
38,627	Western Asset High Income Opportunity Fund, Inc.	221,719

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (46.8%)	Value
Financials (11.0%) - continued
18,925	Zions Bancorporation	$548,257

	Total	30,270,570

Health Care (5.7%)
29,450	Abbott Laboratories	1,283,725
3,298	Actavis, Inc.[d]	800,557
11,950	Amgen, Inc.	1,938,051
6,050	Gilead Sciences, Inc.[d]	677,600
26,300	Hologic, Inc.[d]	688,797
3,200	Illumina, Inc.[d]	616,256
41,600	Johnson & Johnson	4,483,648
135,950	Pfizer, Inc.	4,071,703
6,200	Vertex Pharmaceuticals, Inc.[d]	698,368
4,800	Waters Corporation[d]	531,840

	Total	15,790,545

Industrials (4.9%)
15,250	ADT Corporation[e]	546,560
14,400	Boeing Company	1,798,704
12,800	Caterpillar, Inc.	1,298,048
44,800	Delta Air Lines, Inc.	1,802,304
12,888	EMCOR Group, Inc.	568,747
8,000	Flowserve Corporation	543,920
12,700	HNI Corporation	592,455
5,200	Huntington Ingalls Industries, Inc.	550,264
26,800	Ingersoll-Rand plc	1,678,216
30,700	Union Pacific Corporation	3,575,015
6,050	WABCO Holdings, Inc.[d]	589,149

	Total	13,543,382

Information Technology (7.7%)
4,256	Alibaba Group Holding, Ltd. ADR[d]	419,642
55,383	Apple, Inc.	5,981,364
8,200	Autodesk, Inc.[d]	471,828
70,427	E2open, Inc.[d,e]	411,294
38,250	EMC Corporation	1,098,922
25,450	Facebook, Inc.[d]	1,908,495
1,275	Google, Inc.[d]	712,827
1,300	Google, Inc., Class Ad	738,231
34,150	Juniper Networks, Inc.	719,540
4,050	LinkedIn Corporation[d]	927,288
12,500	MasterCard, Inc.	1,046,875
20,800	NetApp, Inc.	890,240
26,885	QLIK Technologies, Inc.[d]	762,190
23,700	QUALCOMM, Inc.	1,860,687
18,700	Salesforce.com, Inc.[d]	1,196,613
8,650	ServiceNow, Inc.[d]	587,595
11,700	Teradata Corporation[d]	495,144
16,950	Ubiquiti Networks, Inc.[e]	606,302
3,600	Ultimate Software Group, Inc.[d]	541,836

	Total	21,376,913

Materials (1.5%)
2,000	Airgas, Inc.	223,080
2,150	Ashland, Inc.	232,350
4,750	Crown Holdings, Inc.[d]	227,667
9,700	Domtar Corporation	398,379
3,900	FMC Corporation	223,665
45,700	Materials Select Sector SPDR Fund	2,211,880
8,250	Owens-Illinois, Inc.[d]	212,603
1,150	PPG Industries, Inc.	234,243
10,350	Steel Dynamics, Inc.	238,154

	Total	4,202,021

Utilities (1.2%)
17,500	MDU Resources Group, Inc.	493,150
18,650	NorthWestern Corporation	985,466
41,450	Utilities Select Sector SPDR Fund	1,884,731

	Total	3,363,347

	Total Common Stock (cost $108,265,758)	129,719,852

Principal Amount	Long-Term Fixed Income (26.2%)	Value
Asset-Backed Securities (0.9%)
	Bayview Opportunity Master Fund Trust IIB, LP
425,728	3.950%, 1/28/2034*,f	428,087
	Conseco Financial Corporation
112,921	6.330%, 11/1/2029	116,448
	Countrywide Asset-Backed Certificates
86,823	5.859%, 10/25/2046	67,404
	GMAC Mortgage Corporation Loan Trust
340,313	0.332%, 8/25/2035[g,h]	298,449
322,327	0.332%, 12/25/2036[g,h]	280,059
	Popular ABS Mortgage Pass-Through Trust
250,000	5.297%, 11/25/2035[f]	213,008
	Renaissance Home Equity Loan Trust
340,804	5.608%, 5/25/2036[f]	237,815
487,011	5.285%, 1/25/2037[f]	280,296
	Vericrest Opportunity Loan Transferee
252,266	3.625%, 3/25/2054*	253,188
	Wachovia Asset Securitization, Inc.
447,441	0.292%, 7/25/2037*,g,h	393,322

	Total	2,568,076

Basic Materials (0.9%)
	Anglo American Capital plc
55,000	1.181%, 4/15/2016[h,i]	55,220
	ArcelorMittal
260,000	6.000%, 3/1/2021	278,850
	Dow Chemical Company
66,000	8.550%, 5/15/2019	83,126
	First Quantum Minerals, Ltd.
310,000	7.000%, 2/15/2021[i]	304,187
	FMG Resources August 2006 Pty., Ltd.
83,445	6.875%, 2/1/2018[e,i]	85,531
	Freeport-McMoRan Copper & Gold, Inc.
68,000	2.375%, 3/15/2018	68,364
	Goldcorp, Inc.
92,000	2.125%, 3/15/2018	91,959
	Groupe Office Cherifien des Phosphates SA
140,000	5.625%, 4/25/2024[i]	146,853
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
187,750	8.875%, 2/1/2018	185,638
	Ineos Finance plc
204,000	7.500%, 5/1/2020[i]	218,280

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (26.2%)	Value
Basic Materials (0.9%) - continued
	LyondellBasell Industries NV
$62,000	5.000%, 4/15/2019	$68,347
	Minsur SA
153,000	6.250%, 2/7/2024 [i]	169,065
	Mosaic Company
44,000	3.750%, 11/15/2021	46,049
	NOVA Chemicals Corporation
281,626	5.250%, 8/1/2023 [i]	294,299
	Samarco Mineracao SA
145,000	5.375%, 9/26/2024 [i]	145,283
	Trinseo Materials Operating SCA
177,000	8.750%, 2/1/2019	187,177
	Vale Overseas, Ltd.
68,000	6.250%, 1/23/2017	74,499
	Xstrata Finance Canada, Ltd.
36,000	2.050%, 10/23/2015 [i]	36,325

	Total	2,539,052

Capital Goods (0.8%)
	BAE Systems plc
102,000	3.500%, 10/11/2016[i]	106,519
	Brand Energy & Infrastructure Services, Inc.
140,000	8.500%, 12/1/2021[i]	139,475
	Cemex SAB de CV
310,000	5.700%, 1/11/2025[i]	303,707
	CNH Capital, LLC
187,750	3.625%, 4/15/2018	187,750
	Crown Americas Capital Corporation IV
260,000	4.500%, 1/15/2023	255,450
	Harsco Corporation
66,000	2.700%, 10/15/2015	65,945
	Hutchison Whampoa Finance CI, Ltd.
91,000	1.625%, 10/31/2017[i]	90,846
	Ingersoll-Rand Global Holding Company, Ltd.
88,000	6.875%, 8/15/2018	103,133
	L-3 Communications Corporation
75,000	1.500%, 5/28/2017	74,544
	Martin Marietta Materials, Inc.
88,000	1.333%, 6/30/2017[h,i]	88,367
	Nortek, Inc.
187,750	8.500%, 4/15/2021	201,831
	Reynolds Group Issuer, Inc.
187,750	9.875%, 8/15/2019	203,943
	Roper Industries, Inc.
60,000	2.050%, 10/1/2018	59,690
	Textron, Inc.
102,000	4.625%, 9/21/2016	108,495
	United Rentals North America, Inc.
211,000	7.375%, 5/15/2020	228,935

	Total	2,218,630

Collateralized Mortgage Obligations (4.1%)
	Banc of America Alternative Loan Trust
669,088	6.000%, 11/25/2035	583,820
	Countrywide Alternative Loan Trust
553,677	6.500%, 8/25/2036	429,605
	Countrywide Home Loan Mortgage Pass Through Trust
469,780	2.479%, 11/25/2035	397,836
	Credit Suisse First Boston Mortgage Securities Corporation
422,286	5.250%, 10/25/2035	420,210
	Deutsche Alt-A Securities Mortgage Loan Trust
415,634	0.885%, 4/25/2047[h]	365,381
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
771,334	5.500%, 11/25/2035	729,170
	GMACM Mortgage Loan Trust
448,631	4.590%, 5/25/2035	431,038
	HarborView Mortgage Loan Trust
302,827	2.661%, 12/19/2035	267,346
	HomeBanc Mortgage Trust
409,801	2.290%, 4/25/2037	302,751
	J.P. Morgan Alternative Loan Trust
313,071	2.779%, 3/25/2036	245,523
770,737	6.500%, 3/25/2036	681,344
	J.P. Morgan Mortgage Trust
635,251	2.656%, 8/25/2035	632,561
631,707	2.607%, 1/25/2037	563,940
	Lehman Mortgage Trust
77,297	6.000%, 1/25/2036	71,834
	Master Asset Securitization Trust
119,665	0.652%, 6/25/2036[h]	72,279
	MortgageIT Trust
667,775	0.412%, 12/25/2035[h]	613,398
862,548	0.352%, 4/25/2036[h]	650,750
	Residential Accredit Loans, Inc.
466,374	5.750%, 9/25/2035	422,117
	RFMSI Trust
848,506	6.000%, 7/25/2037	769,371
	Structured Adjustable Rate Mortgage Loan Trust
372,993	5.122%, 7/25/2035	322,679
452,603	2.617%, 9/25/2035	382,068
	Structured Asset Mortgage Investments, Inc.
948,522	0.462%, 12/25/2035[h]	725,422
	WaMu Mortgage Pass Through Certificates
350,403	0.855%, 1/25/2047[h]	285,283
	Wells Fargo Mortgage Backed Securities Trust
597,750	2.609%, 7/25/2036	581,198
488,398	6.000%, 7/25/2037	483,311

	Total	11,430,235

Commercial Mortgage-Backed Securities (<0.1%)
	Government National Mortgage Association
30,473	3.214%, 1/16/2040	30,656

	Total	30,656

Communications Services (2.3%)
	21st Century Fox America, Inc.
82,000	6.900%, 3/1/2019	97,511

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (26.2%)	Value
Communications Services (2.3%) - continued
	AMC Networks, Inc.
$187,750	7.750%, 7/15/2021	$204,647
	America Movil SAB de CV
56,000	5.000%, 10/16/2019	62,787
	American Tower Corporation
101,000	7.000%, 10/15/2017	114,366
	British Sky Broadcasting Group plc
94,000	2.625%, 9/16/2019[i]	94,261
	British Telecommunications plc
74,000	1.250%, 2/14/2017	73,810
	CC Holdings GS V, LLC
153,000	2.381%, 12/15/2017	155,010
	CCO Holdings, LLC
187,750	7.000%, 1/15/2019	195,729
	CenturyLink, Inc.
200,000	6.450%, 6/15/2021	219,000
	Cequel Communications Escrow 1, LLC
300,000	6.375%, 9/15/2020[i]	312,750
	Columbus International, Inc.
175,000	7.375%, 3/30/2021[i]	185,500
	Cox Communications, Inc.
72,000	9.375%, 1/15/2019[i]	91,992
	Digicel, Ltd.
287,750	6.000%, 4/15/2021[i]	290,627
	DIRECTV Holdings, LLC
73,000	3.500%, 3/1/2016	75,444
66,000	5.875%, 10/1/2019	75,799
	DISH DBS Corporation
220,000	5.000%, 3/15/2023	219,175
	Frontier Communications Corporation
310,000	6.875%, 1/15/2025	313,875
	Hughes Satellite Systems Corporation
211,000	6.500%, 6/15/2019	228,407
	Intelsat Jackson Holdings SA
187,750	7.250%, 10/15/2020	200,423
	Level 3 Financing, Inc.
211,000	8.625%, 7/15/2020	232,100
	NBC Universal Enterprise, Inc.
102,000	1.662%, 4/15/2018[i]	101,930
	Numericable Group SA
290,000	6.000%, 5/15/2022[i]	296,525
	SBA Tower Trust
72,000	5.101%, 4/17/2017[i]	76,342
	Sprint Communications, Inc.
187,750	9.000%, 11/15/2018[i]	220,841
	Telefonica Emisiones SAU
77,000	3.992%, 2/16/2016	79,898
66,000	3.192%, 4/27/2018	68,506
	Time Warner Cable, Inc.
154,000	5.000%, 2/1/2020	172,359
	T-Mobile USA, Inc.
210,000	6.633%, 4/28/2021	221,288
	Univision Communications, Inc.
245,000	7.875%, 11/1/2020[i]	264,906
	UPCB Finance V, Ltd.
245,000	7.250%, 11/15/2021[i]	269,500
	Verizon Communications, Inc.
187,000	2.625%, 2/21/2020[i]	186,001
88,000	4.500%, 9/15/2020	95,543
	West Corporation
305,000	5.375%, 7/15/2022[i]	295,850
	WideOpenWest Finance, LLC
245,000	10.250%, 7/15/2019	268,887
	Wind Acquisition Finance SA
165,000	7.375%, 4/23/2021[i]	161,288
	Windstream Corporation
250,000	7.750%, 10/1/2021	267,500

	Total	6,490,377

Consumer Cyclical (1.2%)
	AMC Entertainment, Inc.
190,000	5.875%, 2/15/2022	193,800
	Chrysler Group, LLC
187,750	8.250%, 6/15/2021	209,811
	Cinemark USA, Inc.
204,000	4.875%, 6/1/2023	200,940
	Daimler Finance North America, LLC
48,000	1.875%, 1/11/2018[i]	48,164
	Delphi Corporation
66,000	6.125%, 5/15/2021	71,775
	ERAC USA Finance, LLC
88,000	2.350%, 10/15/2019[i]	87,395
	Ford Motor Credit Company, LLC
140,000	1.684%, 9/8/2017	139,345
100,000	5.000%, 5/15/2018	109,423
85,000	2.597%, 11/4/2019[c]	84,717
	General Motors Financial Company, Inc.
187,750	3.250%, 5/15/2018	191,974
138,000	4.375%, 9/25/2021	144,569
	Hilton Worldwide Finance, LLC
260,000	5.625%, 10/15/2021[i]	273,975
	Hyundai Capital America
72,000	1.450%, 2/6/2017[i]	72,056
	Jaguar Land Rover Automotive plc
75,000	4.125%, 12/15/2018[i]	76,313
211,000	5.625%, 2/1/2023[i]	219,440
	KB Home
160,000	4.750%, 5/15/2019	158,800
	L Brands, Inc.
211,000	6.625%, 4/1/2021	238,957
	Macy’s Retail Holdings, Inc.
60,000	7.450%, 7/15/2017	68,938
	Nissan Motor Acceptance Corporation
48,000	0.784%, 3/3/2017[h,i]	48,100
	Royal Caribbean Cruises, Ltd.
287,750	5.250%, 11/15/2022	300,699
	Toll Brothers Finance Corporation
136,000	4.000%, 12/31/2018	137,700
	TRW Automotive, Inc.
51,000	7.250%, 3/15/2017[i]	56,100
	Wynn Las Vegas, LLC
211,000	5.375%, 3/15/2022	222,077

	Total	3,355,068

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (26.2%)	Value
Consumer Non-Cyclical (1.8%)
	AbbVie, Inc.
$184,000	2.000%, 11/6/2018	$182,467
	Altria Group, Inc.
109,000	9.700%, 11/10/2018	140,491
	Anheuser-Busch InBev Worldwide, Inc.
66,000	7.750%, 1/15/2019	80,040
	Beam, Inc.
62,000	5.375%, 1/15/2016	65,228
	CareFusion Corporation
68,000	1.450%, 5/15/2017	67,871
	Celgene Corporation
93,000	1.900%, 8/15/2017	93,847
	CHS/Community Health Systems, Inc.
211,000	7.125%, 7/15/2020	228,407
	ConAgra Foods, Inc.
88,000	2.100%, 3/15/2018	88,442
	Cott Beverages, Inc.
290,000	5.375%, 7/1/2022[i]	287,100
	Coventry Health Care, Inc.
44,000	5.950%, 3/15/2017	48,669
	CVS Health Corporation
66,000	2.250%, 12/5/2018	66,711
	Envision Healthcare Corporation
300,000	5.125%, 7/1/2022[i]	303,750
	Express Scripts Holding Company
66,000	2.650%, 2/15/2017	67,897
	Forest Laboratories, Inc.
91,000	4.375%, 2/1/2019[i]	95,319
	Fresenius Medical Care US Finance, Inc.
187,750	5.750%, 2/15/2021[i]	201,597
	Gilead Sciences, Inc.
44,000	3.050%, 12/1/2016	45,817
	Grupo Bimbo SAB de CV
140,000	3.875%, 6/27/2024[i]	139,342
	Hawk Acquisition Sub, Inc.
211,000	4.250%, 10/15/2020	213,068
	HCA, Inc.
187,750	4.750%, 5/1/2023	190,801
	IMS Health, Inc.
193,000	6.000%, 11/1/2020[i]	200,238
	JBS Finance II, Ltd.
187,750	8.250%, 1/29/2018*	197,607
	Kroger Company
124,000	1.200%, 10/17/2016	124,178
	Lorillard Tobacco Company
72,000	8.125%, 6/23/2019	88,202
	McKesson Corporation
100,000	1.292%, 3/10/2017	99,793
	Medco Health Solutions, Inc.
40,000	7.125%, 3/15/2018	46,554
	Mondelez International, Inc.
48,000	2.250%, 2/1/2019	47,906
	Pernod Ricard SA
24,000	2.950%, 1/15/2017[i]	24,727
62,000	5.750%, 4/7/2021[i]	70,937
	Perrigo Company, Ltd.
30,000	1.300%, 11/8/2016	29,938
	Revlon Consumer Products Corporation
187,750	5.750%, 2/15/2021	187,750
	SABMiller plc
66,000	6.500%, 7/15/2018[i]	76,043
	Safeway, Inc.
15,000	3.400%, 12/1/2016	15,154
	Spectrum Brands Escrow Corporation
211,000	6.375%, 11/15/2020	223,660
	Sysco Corporation
138,000	2.350%, 10/2/2019	138,825
	Tenet Healthcare Corporation
260,000	8.125%, 4/1/2022	298,025
	Thermo Fisher Scientific, Inc.
67,000	1.300%, 2/1/2017	66,921
67,000	2.400%, 2/1/2019	67,380
	Tyson Foods, Inc.
88,000	2.650%, 8/15/2019	88,839
	Valeant Pharmaceuticals International, Inc.
187,750	7.250%, 7/15/2022[i]	198,076
	Whirlpool Corporation
88,000	1.650%, 11/1/2017	88,017
	WM Wrigley Jr. Company
44,000	2.000%, 10/20/2017[i]	44,451

	Total	5,030,085

Energy (1.6%)
	Boardwalk Pipelines, Ltd.
72,000	5.875%, 11/15/2016	77,449
	BP Capital Markets plc
58,000	0.657%, 11/7/2016[h]	58,185
	Buckeye Partners, LP
80,000	2.650%, 11/15/2018	79,913
	Calumet Specialty Products Partners, LP
260,000	6.500%, 4/15/2021[i]	252,200
	CNOOC Nexen Finance 2014 ULC
53,000	1.625%, 4/30/2017	53,015
	CNPC General Capital, Ltd.
75,000	2.750%, 4/19/2017[i]	76,337
140,000	2.750%, 5/14/2019[i]	139,794
	Concho Resources, Inc.
252,750	6.500%, 1/15/2022	272,970
	Continental Resources, Inc.
93,000	7.125%, 4/1/2021	102,416
	Devon Energy Corporation
66,000	1.200%, 12/15/2016	66,752
	Enbridge, Inc.
45,000	0.684%, 6/2/2017[h]	45,011
	Energy Transfer Partners, LP
68,000	6.700%, 7/1/2018	78,022
	Energy XXI Gulf Coast, Inc.
185,000	7.750%, 6/15/2019[e]	166,500
	Enterprise Products Operating, LLC
138,000	2.550%, 10/15/2019	138,008
	EQT Corporation
68,000	8.125%, 6/1/2019	83,540

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (26.2%)	Value
Energy (1.6%) - continued
	Harvest Operations Corporation
$187,750	6.875%, 10/1/2017	$191,505
	Hess Corporation
36,000	8.125%, 2/15/2019	44,134
	Kinder Morgan, Inc.
92,000	5.000%, 2/15/2021[i]	97,060
	Kodiak Oil & Gas Corporation
187,750	5.500%, 1/15/2021	190,566
	Linn Energy, LLC
187,750	8.625%, 4/15/2020	188,219
	MEG Energy Corporation
211,000	6.375%, 1/30/2023[i]	208,890
	Offshore Group Investment, Ltd.
245,000	7.500%, 11/1/2019[e]	208,863
	Petrobras Global Finance BV
58,000	2.000%, 5/20/2016	57,812
185,000	3.115%, 3/17/2020[h]	186,665
	Petroleos Mexicanos
85,000	4.250%, 1/15/2025[i]	86,046
	Regency Energy Partners, LP
260,000	5.000%, 10/1/2022	265,200
	Rosetta Resources, Inc.
230,000	5.875%, 6/1/2022	220,800
	Sabine Pass Liquefaction, LLC
260,000	5.750%, 5/15/2024[i]	268,775
	Southwestern Energy Company
92,000	7.500%, 2/1/2018	107,071
	Suncor Energy, Inc.
48,000	6.100%, 6/1/2018	55,058
	Transocean, Inc.
75,000	6.000%, 3/15/2018	79,965
	Weatherford International, Ltd.
66,000	6.000%, 3/15/2018	74,355
43,000	9.625%, 3/1/2019	54,950

	Total	4,276,046

Financials (4.4%)
	Abbey National Treasury Services plc
92,000	0.644%, 9/29/2017[h]	92,000
62,000	3.050%, 8/23/2018	64,488
	ABN AMRO Bank NV
66,000	2.500%, 10/30/2018[i]	66,717
	Air Lease Corporation
92,000	2.125%, 1/15/2018	90,965
	Ally Financial, Inc.
245,000	4.750%, 9/10/2018	257,250
	ANZ New Zealand International, Ltd.
68,000	1.400%, 4/27/2017[i]	68,041
	Aviation Capital Group Corporation
44,000	3.875%, 9/27/2016[i]	45,200
	Bank of America Corporation
100,000	5.700%, 5/2/2017	109,068
88,000	1.700%, 8/25/2017	88,015
125,000	5.750%, 12/1/2017	139,142
176,000	1.303%, 3/22/2018[h]	178,529
155,000	5.650%, 5/1/2018	173,038
89,000	8.000%, 12/29/2049[j]	95,786
	Bank of New York Mellon Corporation
40,000	4.500%, 12/31/2049[j]	37,850
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
94,000	0.644%, 3/10/2017[h,i]	94,001
	Banque Federative du Credit Mutuel SA
64,000	1.081%, 1/20/2017[h,i]	64,505
	Barclays Bank plc
58,000	5.140%, 10/14/2020	63,034
	BB&T Corporation
101,000	2.050%, 6/19/2018	101,717
	BBVA Banco Continental SA
101,000	2.250%, 7/29/2016[i]	101,253
	BBVA International Preferred SA Unipersonal
530,000	5.919%, 12/29/2049[j]	540,600
	Bear Stearns Companies, LLC
103,000	6.400%, 10/2/2017	116,479
	BNP Paribas SA
72,000	1.250%, 12/12/2016	72,126
72,000	2.375%, 9/14/2017	73,383
	BPCE SA
69,000	1.625%, 2/10/2017	69,530
265,000	5.150%, 7/21/2024[i]	272,736
	Branch Banking and Trust Company
57,000	0.664%, 12/1/2016[h]	57,223
	Caixa Economica Federal
180,000	4.250%, 5/13/2019[i]	181,530
	Capital One Financial Corporation
72,000	6.150%, 9/1/2016	78,355
	CIT Group, Inc.
190,000	3.875%, 2/19/2019	191,188
	Citigroup, Inc.
138,000	5.500%, 2/15/2017	149,977
84,000	6.000%, 8/15/2017	93,724
81,000	8.500%, 5/22/2019	101,632
	Compass Bank
89,000	1.850%, 9/29/2017	89,357
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
90,000	4.625%, 12/1/2023	94,592
	Credit Agricole SA
66,000	1.625%, 4/15/2016[i]	66,666
92,000	6.625%, 9/29/2049[i,j]	89,755
	Credit Suisse Group AG
265,000	7.500%, 12/11/2049[i,j]	281,642
	CyrusOne, LP
187,750	6.375%, 11/15/2022	197,607
	DDR Corporation
48,000	9.625%, 3/15/2016	53,466
	Denali Borrower, LLC
355,000	5.625%, 10/15/2020[i]	376,522
	Deutsche Bank AG
92,000	1.350%, 5/30/2017	91,461
	Discover Bank
24,000	8.700%, 11/18/2019	29,806
	Discover Financial Services
41,000	6.450%, 6/12/2017	45,766
	Fifth Third Bancorp
128,000	5.450%, 1/15/2017	138,895
	General Electric Capital Corporation
92,000	0.514%, 5/15/2017[h]	92,046
82,000	5.625%, 9/15/2017	91,673

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (26.2%)	Value
Financials (4.4%) - continued
$43,000	1.625%, 4/2/2018	$43,023
	Genworth Financial, Inc.
77,000	7.700%, 6/15/2020	92,436
	Goldman Sachs Group, Inc.
68,000	6.250%, 9/1/2017	76,221
83,000	2.375%, 1/22/2018	83,775
44,000	2.625%, 1/31/2019	44,327
66,000	7.500%, 2/15/2019	78,806
92,000	2.550%, 10/23/2019	91,410
	Hartford Financial Services Group, Inc.
100,000	6.000%, 1/15/2019	114,157
	HBOS plc
88,000	6.750%, 5/21/2018[i]	98,832
	HCP, Inc.
51,000	3.750%, 2/1/2016	52,809
68,000	3.750%, 2/1/2019	71,661
	Health Care REIT, Inc.
68,000	4.700%, 9/15/2017	73,927
	HSBC Holdings plc
138,000	5.625%, 12/29/2049[j]	140,243
	Huntington National Bank
62,000	1.300%, 11/20/2016	62,118
	Icahn Enterprises, LP
250,000	6.000%, 8/1/2020	262,500
	ING Bank NV
265,000	5.800%, 9/25/2023[i]	294,924
	ING Capital Funding Trust III
56,000	3.833%, 12/29/2049[h,j]	55,860
	International Lease Finance Corporation
62,000	2.184%, 6/15/2016[h]	61,768
250,000	5.875%, 8/15/2022	271,250
	Intesa Sanpaolo SPA
54,000	3.625%, 8/12/2015[i]	54,965
24,000	3.875%, 1/16/2018	25,069
102,000	3.875%, 1/15/2019	106,190
	J.P. Morgan Chase & Company
85,000	3.450%, 3/1/2016	87,815
48,000	0.754%, 2/15/2017[h]	48,141
44,000	2.000%, 8/15/2017	44,520
44,000	6.300%, 4/23/2019	51,062
88,000	7.900%, 4/29/2049[j]	95,370
275,000	6.750%, 8/29/2049[j]	289,740
	KeyCorp
58,000	2.300%, 12/13/2018	58,158
	Kookmin Bank
66,000	1.109%, 1/27/2017[h,i]	66,475
	Liberty Mutual Group, Inc.
27,000	5.000%, 6/1/2021[i]	29,641
	Liberty Property, LP
102,000	5.500%, 12/15/2016	110,478
	Macquarie Bank, Ltd.
50,000	5.000%, 2/22/2017[i]	53,873
	MetLife, Inc.
92,000	1.903%, 12/15/2017	92,836
	Metropolitan Life Global Funding I
50,000	1.300%, 4/10/2017[i]	50,105
	Mizuho Corporate Bank, Ltd.
50,000	1.550%, 10/17/2017[i]	49,802
92,000	1.750%, 2/25/2016	92,826
140,000	6.250%, 8/28/2017	156,693
88,000	6.625%, 4/1/2018	100,774
57,000	4.875%, 11/1/2022	60,703
	Murray Street Investment Trust I
144,000	4.647%, 3/9/2017	153,737
	National City Corporation
48,000	6.875%, 5/15/2019	56,804
	Nomura Holdings, Inc.
59,000	2.000%, 9/13/2016	59,738
48,000	2.750%, 3/19/2019	48,521
	Oversea-Chinese Banking Corporation, Ltd.
145,000	4.250%, 6/19/2024[i]	146,941
	PNC Bank NA
92,000	1.150%, 11/1/2016	92,320
	Pricoa Global Funding I
88,000	1.350%, 8/18/2017[i]	87,895
	Realty Income Corporation
75,000	2.000%, 1/31/2018	75,339
	Regions Bank
88,000	7.500%, 5/15/2018	103,098
	Reinsurance Group of America, Inc.
88,000	5.625%, 3/15/2017	95,951
	Royal Bank of Scotland Group plc
59,000	5.050%, 1/8/2015	59,449
50,000	1.173%, 3/31/2017[h]	50,166
265,000	7.640%, 3/29/2049[j]	280,238
265,000	7.648%, 8/29/2049[j]	311,706
	SLM Corporation
30,000	4.625%, 9/25/2017	30,525
	Societe Generale SA
60,000	5.750%, 4/20/2016[i]	63,454
	State Bank of India
140,000	3.622%, 4/17/2019[i]	142,906
	Sumitomo Mitsui Banking Corporation
132,000	1.300%, 1/10/2017	132,046
	Suncorp-Metway, Ltd.
37,000	0.934%, 3/28/2017[h,i]	37,132
	Swiss RE Capital I, LP
69,000	6.854%, 5/29/2049[i,j]	72,450
	Synchrony Financial
132,000	1.875%, 8/15/2017	132,455
	Ventas Realty, LP
47,000	1.250%, 4/17/2017	46,916
	Voya Financial, Inc.
72,000	2.900%, 2/15/2018	74,025
	WEA Finance, LLC
92,000	1.750%, 9/15/2017[i]	92,195
	Wells Fargo & Company
34,000	1.250%, 7/20/2016	34,230
176,000	1.400%, 9/8/2017	176,007

	Total	12,119,863

Foreign Government (0.5%)
	Brazil Government International Bond
140,000	5.000%, 1/27/2045	137,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (26.2%)	Value
Foreign Government (0.5%) - continued
	Colombia Government International Bond
$100,000	2.625%, 3/15/2023	$93,350
145,000	4.000%, 2/26/2024	148,770
	Costa Rica Government International Bond
140,000	7.000%, 4/4/2044[i]	144,550
	Hungary Government International Bond
200,000	4.000%, 3/25/2019	204,900
	Poland Government International Bond
89,000	4.000%, 1/22/2024	93,522
	Slovenia Government International Bond
155,000	4.125%, 2/18/2019[i]	163,138
	South Africa Government International Bond
140,000	5.375%, 7/24/2044	144,900
	Uruguay Government International Bond
110,000	5.100%, 6/18/2050	109,042

	Total	1,239,372

Mortgage-Backed Securities (5.0%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
500,000	3.000%, 11/1/2029[c]	517,734
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,000,000	4.000%, 11/1/2044[c]	1,060,859
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
1,250,000	3.500%, 11/1/2029[c]	1,320,703
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
3,250,000	3.500%, 11/1/2044[c]	3,360,702
3,150,000	4.000%, 11/1/2044[c]	3,344,414
3,850,000	4.500%, 11/1/2044[c]	4,172,438

	Total	13,776,850

Technology (0.5%)
	Alliance Data Systems Corporation
165,000	5.375%, 8/1/2022[i]	167,475
	EMC Corporation
45,000	1.875%, 6/1/2018	44,732
	Fidelity National Information Services, Inc.
91,000	1.450%, 6/5/2017	90,686
	First Data Corporation
187,750	7.375%, 6/15/2019[i]	199,015
	Freescale Semiconductor, Inc.
200,000	6.000%, 1/15/2022[i]	205,000
	Hewlett-Packard Company
78,000	5.400%, 3/1/2017	84,834
	Iron Mountain, Inc.
187,750	6.000%, 8/15/2023	198,076
	Sensata Technologies BV
290,000	4.875%, 10/15/2023[i]	286,375
	Tyco Electronics Group SA
101,000	6.550%, 10/1/2017	114,971
	Xerox Corporation
101,000	7.200%, 4/1/2016	109,680

	Total	1,500,844

Transportation (0.4%)
	A.P. Meoller - Maersk A/S
92,000	2.550%, 9/22/2019[i]	92,764
	American Airlines Pass Through Trust
45,310	4.950%, 1/15/2023	48,482
	Avis Budget Car Rental, LLC
290,000	5.125%, 6/1/2022[i]	286,520
	Continental Airlines, Inc.
159,207	6.250%, 4/11/2020	169,873
	Delta Air Lines, Inc.
90,000	6.750%, 5/23/2017	93,600
72,510	4.950%, 5/23/2019	77,223
60,982	4.750%, 5/7/2020	64,946
	Korea Expressway Corporation
78,000	1.625%, 4/28/2017 [i]	77,761
	United Air Lines, Inc.
55,091	10.400%, 11/1/2016	61,206
	US Airways Pass Through Trust
100,000	3.950%, 11/15/2025	101,250

	Total	1,073,625

U.S. Government and Agencies (0.5%)
	U.S. Treasury Notes
750,000	0.875%, 8/15/2017	750,176
450,000	1.875%, 6/30/2020	451,687
75,000	3.625%, 2/15/2044	83,232

	Total	1,285,095

Utilities (1.3%)
	Access Midstream Partners, LP
245,000	4.875%, 5/15/2023	256,025
	AES Corporation
187,750	7.375%, 7/1/2021	214,211
	Atlas Pipeline Partners, LP
211,000	4.750%, 11/15/2021	210,472
	Calpine Corporation
180,000	5.375%, 1/15/2023	181,800
	Commonwealth Edison Company
50,000	6.950%, 7/15/2018	58,171
	DCP Midstream Operating, LP
66,000	2.500%, 12/1/2017	67,288
	Dynegy Finance I, Inc.
160,000	7.375%, 11/1/2022[i]	169,200
	El Paso Corporation
46,000	7.000%, 6/15/2017	51,175
	Electricite de France SA
66,000	0.691%, 1/20/2017[h,i]	66,192
100,000	5.250%, 12/29/2049[i,j]	103,750
265,000	5.625%, 12/29/2049[i,j]	280,900
	Enel Finance International NV
62,000	5.125%, 10/7/2019[i]	68,845
	Enterprise Products Operating, LLC
330,000	7.000%, 6/1/2067	346,913

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (26.2%)	Value
Utilities (1.3%) - continued
	Exelon Generation Company, LLC
$44,000	5.200%, 10/1/2019	$49,217
	Fermaca Enterprises S de RL de CV
140,000	6.375%, 3/30/2038[i]	147,525
	MidAmerican Energy Holdings Company
84,000	1.100%, 5/15/2017	83,673
39,000	5.750%, 4/1/2018	44,151
	NiSource Finance Corporation
88,000	6.400%, 3/15/2018	100,589
	NRG Energy, Inc.
187,750	6.625%, 3/15/2023	198,076
	Oleoducto Central SA
145,000	4.000%, 5/7/2021[i]	146,813
	ONEOK Partners, LP
68,000	2.000%, 10/1/2017	68,482
	Pacific Gas & Electric Company
57,000	5.625%, 11/30/2017	63,936
	Panhandle Eastern Pipe Line Company, LP
66,000	6.200%, 11/1/2017	74,541
	PG&E Corporation
49,000	2.400%, 3/1/2019	49,182
	PPL Capital Funding, Inc.
88,000	1.900%, 6/1/2018	87,853
	Sempra Energy
92,000	6.150%, 6/15/2018	105,309
	Southern Company
88,000	1.300%, 8/15/2017	87,741
	TransAlta Corporation
91,000	1.900%, 6/3/2017	90,901
	Transelec SA
140,000	4.250%, 1/14/2025[i]	140,461
	Williams Companies, Inc.
88,000	7.875%, 9/1/2021	106,250

	Total	3,719,642

	Total Long-Term Fixed Income (cost $72,033,475)	72,653,516

Shares	Preferred Stock (1.7%)	Value
Financials (1.5%)
13,250	Affiliated Managers Group, Inc., 5.250%	338,140
3,975	Agribank FCB, 6.875%[j]	407,934
1,000	Allstate Corporation, 5.100%	24,580
238	Bank of America Corporation, Convertible, 7.250%[j]	272,084
21,465	Citigroup, Inc., 6.875%[j]	574,403
2,600	Discover Financial Services, 6.500%[j]	66,742
5,175	Farm Credit Bank of Texas, 6.750%[i],[j]	551,300
12,400	Goldman Sachs Group, Inc., 5.500%[j]	296,732
14,700	HSBC USA, Inc., 6.500%[j]	374,409
430	M&T Bank Corporation, 6.375%[j]	426,372
10,600	Morgan Stanley, 7.125%[j]	288,956
7,155	U.S. Bancorp 6.500%[j]	209,713
265	Wells Fargo & Company, Convertible, 7.500%[j]	319,060

	Total	4,150,425

Materials (0.1%)
10,600	CHS, Inc., 7.100%[j]	284,716

	Total	284,716

Utilities (0.1%)
3,975	Southern California Edison Company, 4.670%[j]	405,078

	Total	405,078

	Total Preferred Stock (cost $4,694,995)	4,840,219

Shares	Collateral Held for Securities Loaned (1.2%)	Value
3,335,702	Thrivent Cash Management Trust	3,335,702

	Total Collateral Held for Securities Loaned (cost $3,335,702)	3,335,702

Shares or Principal Amount	Short-Term Investments (12.0%)[k]	Value
	Federal Home Loan Bank Discount Notes
200,000	0.067%, 11/19/2014[l]	199,993
100,000	0.050%, 1/9/2015[l]	99,990
100,000	0.090%, 4/24/2015[l]	99,957
32,752,028	Thrivent Cash Management Trust 0.050%	32,752,028

	Total Short-Term Investments (at amortized cost)	33,151,968

	Total Investments (cost $273,168,367) 106.3%	$294,591,151

	Other Assets and Liabilities, Net (6.3%)	(17,548,243)

	Total Net Assets 100.0%	$277,042,908

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	All or a portion of the security is on loan.
f	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2014.
g	All or a portion of the security is insured or guaranteed.
h	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2014.
i

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2014, the value of these investments was $15,032,237 or 5.4% of total net assets.

j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

l	At October 31, 2014, $399,940 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Balanced Income Plus Fund owned as of October 31, 2014.

Security	Acquisition Date	Cost
Bayview Opportunity Master Fund Trust IIB, LP, 1/28/2034	1/17/2014	$425,728
JBS Finance II, Ltd., 1/29/2018	8/19/2013	195,558
Vericrest Opportunity Loan Transferee, 3/25/2054	12/11/2013	251,173
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	440,018

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	- Exchange Traded Fund.
REIT	- Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$23,744,985
Gross unrealized depreciation	(2,991,541)

Net unrealized appreciation (depreciation)	$20,753,444

Cost for federal income tax purposes	$273,837,707

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2014, in valuing Balanced Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	4,225,557	–	4,225,557	–
Capital Goods	2,910,382	–	2,910,382	–
Communications Services	15,563,936	–	14,361,183	1,202,753
Consumer Cyclical	10,191,744	–	10,191,744	–
Consumer Non-Cyclical	5,446,730	–	4,739,051	707,679
Energy	3,195,288	–	2,835,076	360,212
Financials	3,747,112	–	3,747,112	–
Technology	2,776,992	–	2,776,992	–
Transportation	1,799,432	–	879,076	920,356
Utilities	1,032,721	–	1,032,721	–

Common Stock
Consumer Discretionary	18,622,520	18,622,520	–	–
Consumer Staples	11,122,423	11,122,423	–	–
Energy	11,428,131	11,428,131	–	–
Financials	30,270,570	30,270,570	–	–
Health Care	15,790,545	15,790,545	–	–
Industrials	13,543,382	13,543,382	–	–
Information Technology	21,376,913	21,376,913	–	–
Materials	4,202,021	4,202,021	–	–
Utilities	3,363,347	3,363,347	–	–

Long-Term Fixed Income
Asset-Backed Securities	2,568,076	–	2,568,076	–
Basic Materials	2,539,052	–	2,539,052	–
Capital Goods	2,218,630	–	2,218,630	–
Collateralized Mortgage Obligations	11,430,235	–	11,430,235	–
Commercial Mortgage-Backed Securities	30,656	–	30,656	–
Communications Services	6,490,377	–	6,490,377	–
Consumer Cyclical	3,355,068	–	3,355,068	–
Consumer Non-Cyclical	5,030,085	–	5,030,085	–
Energy	4,276,046	–	4,276,046	–
Financials	12,119,863	–	12,119,863	–
Foreign Government	1,239,372	–	1,239,372	–
Mortgage-Backed Securities	13,776,850	–	13,776,850	–
Technology	1,500,844	–	1,500,844	–
Transportation	1,073,625	–	1,073,625	–
U.S. Government and Agencies	1,285,095	–	1,285,095	–
Utilities	3,719,642	–	3,719,642	–

Preferred Stock
Financials	4,150,425	3,599,125	551,300	–
Materials	284,716	284,716	–	–
Utilities	405,078	–	405,078	–
Collateral Held for Securities Loaned	3,335,702	3,335,702	–	–
Short-Term Investments	33,151,968	32,752,028	399,940	–

Total	$294,591,151	$169,691,423	$121,708,728	$3,191,000

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	193,237	193,237	–	–

Total Asset Derivatives	$193,237	$193,237	$–	$–

Liability Derivatives
Futures Contracts	122,470	122,470	–	–

Total Liability Derivatives	$122,470	$122,470	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2014. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(195)	December 2014	($42,692,218)	($42,814,688)	($122,470)
5-Yr. U.S. Treasury Bond Futures	65	December 2014	7,705,745	7,762,930	57,185
30-Yr. U.S. Treasury Bond Futures	2	December 2014	278,584	282,187	3,603
S&P 500 Index Futures	5	December 2014	2,427,696	2,514,250	86,554
Ultra Long Term U.S. Treasury Bond Futures	14	December 2014	2,149,480	2,195,375	45,895
Total Futures Contracts					$70,767

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2014, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$106,683
Total Interest Rate Contracts		106,683

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	86,554
Total Equity Contracts		86,554

Total Asset Derivatives		$193,237

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	122,470
Total Interest Rate Contracts		122,470

Total Liability Derivatives		$122,470

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2014, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	164,630
Total Interest Rate Contracts		164,630

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	565,101
Total Equity Contracts		565,101

Total		$729,731

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2014, for Balanced Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(50,522)
Total Interest Rate Contracts		(50,522)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	27,349
Total Equity Contracts		27,349

Total		($23,173)

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

The following table presents Balanced Income Plus Fund’s average volume of derivative activity during the period ended October 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$5,265,814	2.1%
Interest Rate Contracts	18,587,676	7.6

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Balanced Income Plus Fund, is as follows:

Fund	Value October 31, 2013	Gross Purchases	Gross Sales	Shares Held at October 31, 2014	Value October 31, 2014	Income Earned November 1, 2013 - October 31, 2014
Cash Management Trust- Collateral Investment	$–	$20,580,343	$17,244,641	3,335,702	$3,335,702	$13,039
Cash Management Trust- Short Term Investment	24,239,009	138,944,810	130,431,791	32,752,028	32,752,028	11,180
Total Value and Income Earned	24,239,009				36,087,730	24,219

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Bank Loans (38.9%)[a]	Value
Basic Materials (3.4%)
	Alpha Natural Resources, Inc., Term Loan
$1,546,466	3.500%, 5/22/2020	$1,319,646
	Crown Americas, LLC, Term Loan
1,760,000	4.000%, 10/20/2021[b,c]	1,758,909
	Fortescue Metals Group, Ltd., Term Loan
2,720,131	3.750%, 6/30/2019	2,651,203
	Ineos Group Holdings, Ltd., Term Loan
2,256,063	3.750%, 5/4/2018	2,225,042
	NewPage Corporation, Term Loan
2,580,000	9.500%, 2/11/2021	2,500,020
	Tronox Pigments BV, Term Loan
968,459	4.000%, 3/19/2020	958,174
	Wausau Paper Corporation, Term Loan
1,496,250	6.500%, 7/30/2020	1,477,547

	Total	12,890,541

Capital Goods (2.3%)
	ADS Waste Holdings, Inc., Term Loan
2,230,324	3.750%, 10/9/2019	2,180,700
	Berry Plastics Group, Inc., Term Loan
256,100	3.500%, 2/8/2020	250,499
	Rexnord, LLC, Term Loan
2,227,500	4.000%, 8/21/2020	2,194,644
	Silver II Borrower, Term Loan
2,131,788	4.000%, 12/13/2019	2,092,712
	STHI Holding Corporation, Term Loan
2,230,000	4.500%, 8/6/2021	2,216,063

	Total	8,934,618

Communications Services (13.4%)
	Atlantic Broadband Penn, LLC, Term Loan
543,485	3.250%, 11/30/2019	536,284
	Birch Communication Inc., Term Loan
1,825,000	7.750%, 7/17/2020	1,752,000
	Cengage Learning Aquisitions, Term Loan
1,766,125	7.000%, 3/31/2020	1,767,008
	Charter Communications Operating, LLC, Term Loan
2,244,318	3.000%, 7/1/2020	2,202,237
	Cincinnati Bell, Inc., Term Loan
1,113,750	4.000%, 9/10/2020	1,095,184
	Clear Channel Communications, Inc., Term Loan
1,638	3.804%, 1/29/2016	1,623
2,219,170	6.904%, 1/30/2019	2,091,923
62,448	7.654%, 7/30/2019	59,970
	Fairpoint Communications, Term Loan
1,999,624	7.500%, 2/14/2019	2,013,381
	Grande Communications Networks, LLC, Term Loan
2,256,453	4.500%, 5/29/2020	2,232,489
	Hargray Communications Group, Inc., Term Loan
2,256,437	5.250%, 6/26/2019	2,251,744
	IMG Worldwide, Inc., Term Loan
1,122,188	5.250%, 5/6/2021	1,102,830
	Integra Telecom Holdings, Inc., Term Loan
2,255,724	5.250%, 2/22/2019	2,246,137
	Intelsat Jackson Holdings SA, Term Loan
1,090,000	3.750%, 6/30/2019	1,080,462
	Level 3 Communications, Inc., Term Loan
2,250,000	4.000%, 8/1/2019	2,234,992
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
1,200,000	4.500%, 1/7/2022	1,190,256
	LTS Buyer, LLC, Term Loan
2,221,875	4.000%, 4/13/2020	2,194,102
	McGraw-Hill Global Education, LLC, Term Loan
1,990,431	5.750%, 3/22/2019	1,992,302
	NEP/NCP Holdco, Inc., Term Loan
3,241,133	4.250%, 1/22/2020	3,160,105
	NTelos, Inc., Term Loan
2,441,103	5.750%, 11/9/2019	2,437,026
	Puerto Rico Cable Acquisition Company, Inc., Term Loan
2,108,537	5.500%, 7/31/2018	2,092,723
	SBA Senior Finance II, LLC, Term Loan
1,745,625	3.250%, 3/24/2021	1,713,680
	TNS, Inc., Term Loan
2,126,210	5.000%, 2/14/2020	2,103,630
	Univision Communications, Inc., Term Loan
2,255,853	4.000%, 3/1/2020	2,231,422
	Virgin Media Investment Holdings, Ltd., Term Loan
2,285,000	3.500%, 6/7/2020	2,251,365
	WideOpenWest Finance, LLC, Term Loan
2,255,724	4.750%, 4/1/2019	2,251,844
	WMG Acquisition Corporation, Term Loan
257,400	3.750%, 7/1/2020	248,993
	XO Communications, LLC, Term Loan
547,250	4.250%, 3/20/2021	541,548
	Yankee Cable Acquisition, LLC, Term Loan
2,208,534	4.500%, 3/1/2020	2,195,835
	Zayo Group, LLC, Term Loan
2,254,884	4.000%, 7/2/2019	2,233,395

	Total	51,506,490

Consumer Cyclical (7.0%)
	Amaya Gaming Group, Inc., Term Loan
2,140,000	5.000%, 8/1/2021	2,121,724
	Bally Technologies, Inc., Term Loan
1,525,118	4.250%, 11/25/2020	1,518,453
	Booz Allen Hamilton, Inc., Term Loan
930,231	3.750%, 7/31/2019	925,292
	Burlington Coat Factory Warehouse Corporation, Term Loan
2,145,415	4.250%, 8/13/2021	2,130,397

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Bank Loans (38.9%)[a]	Value
Consumer Cyclical (7.0%) - continued
	Ceridian Corporation, Term Loan
$1,089,724	4.121%, 5/9/2017	$1,088,090
1,089,724	4.500%, 5/9/2017	1,079,851
	Chrysler Group, LLC, Term Loan
256,031	3.500%, 5/24/2017	254,538
2,338,250	3.250%, 12/31/2018	2,313,114
	Golden Nugget, Inc., Delayed Draw
238,200	5.500%, 11/21/2019	239,288
	Golden Nugget, Inc., Term Loan
555,800	5.500%, 11/21/2019	558,340
	Hilton Worldwide Finance, LLC, Term Loan
524,815	3.500%, 10/26/2020	519,304
	J.C. Penney Corporation, Inc., Term Loan
2,256,437	6.000%, 5/22/2018	2,226,359
	Las Vegas Sands, LLC, Term Loan
2,357,188	3.250%, 12/19/2020	2,349,008
	Marina District Finance Company, Inc., Term Loan
2,021,538	6.750%, 8/15/2018	2,015,231
	Mohegan Tribal Gaming Authority, Term Loan
1,736,875	5.500%, 11/19/2019	1,684,769
	Pinnacle Entertainment, Inc., Term Loan
518,150	3.750%, 8/13/2020	512,321
	ROC Finance, LLC, Term Loan
257,400	5.000%, 6/20/2019	246,059
	Scientific Games International, Inc., Term Loan
2,267,863	4.250%, 10/18/2020	2,217,539
	Seminole Hard Rock Entertainment, Inc., Term Loan
941,317	3.500%, 5/14/2020	918,961
	Seminole Indian Tribe of Florida, Term Loan
232,700	3.000%, 4/29/2020	231,683
	Toys “R” Us, Inc., Term Loan
546,652	5.250%, 5/25/2018	436,638
1,424,403	9.750%, 4/24/2020[b,c]	1,293,828

	Total	26,880,787

Consumer Non-Cyclical (3.1%)
	Albertsons, Inc., Term Loan
2,490,561	4.750%, 3/21/2019	2,484,335
	CHS/Community Health Systems, Inc., Term Loan
2,481,250	4.250%, 1/27/2021	2,482,019
	Del Monte Corporation, Term Loan
582,232	3.500%, 3/9/2020	559,309
	Roundy’s Supermarkets, Inc., Term Loan
2,283,252	5.750%, 3/3/2021	2,026,386
	Supervalu, Inc., Term Loan
2,281,077	4.500%, 3/21/2019	2,250,123
	Visant Corporation, Term Loan
2,216,854	7.000%, 9/23/2021	2,183,601

	Total	11,985,773

Energy (2.1%)
	Arch Coal, Inc., Term Loan
2,221,645	6.250%, 5/16/2018	1,958,224
	Exgen Renewables I, LLC, Term Loan
1,267,031	5.250%, 2/6/2021	1,279,701
	McJunkin Red Man Corporation, Term Loan
1,336,500	5.000%, 11/8/2019	1,338,171
	Offshore Group Investment, Ltd., Term Loan
1,424,759	5.750%, 3/28/2019	1,289,407
	Pacific Drilling SA, Term Loan
2,256,437	4.500%, 6/3/2018	2,157,019

	Total	8,022,522

Financials (2.2%)
	Delos Finance Sarl, Term Loan
2,375,000	3.500%, 3/6/2021	2,361,154
	Harland Clarke Holdings Corporation, Term Loan
2,213,594	7.000%, 5/22/2018	2,233,892
	MPH Acquisition Holdings, LLC, Term Loan
2,114,018	3.750%, 3/31/2021	2,079,285
	TransUnion, LLC, Term Loan
1,119,375	4.000%, 4/9/2021	1,104,689
	WaveDivision Holdings, LLC, Term Loan
799,067	4.000%, 10/15/2019	790,741

	Total	8,569,761

Technology (2.8%)
	Avago Technologies, Ltd., Term Loan
1,870,312	3.750%, 5/6/2021	1,863,542
	BMC Software, Inc., Term Loan
2,155,000	5.000%, 9/10/2020	2,130,088
	First Data Corporation, Term Loan
2,285,000	3.653%, 3/23/2018	2,262,150
	Freescale Semiconductor, Inc., Term Loan
2,255,853	4.250%, 2/28/2020	2,222,827
	Infor US, Inc., Term Loan
2,019,682	3.750%, 6/3/2020	1,990,902
	SunGard Data Systems, Inc., Term Loan
113,320	4.000%, 3/8/2020	112,801

	Total	10,582,310

Transportation (1.6%)
	American Airlines, Inc., Term Loan
4,478,313	3.750%, 6/27/2019	4,416,736
	OSG Bulk Ships, lnc., Term Loan
1,845,375	5.250%, 8/5/2019	1,830,759

	Total	6,247,495

Utilities (1.0%)
	Calpine Corporation, Term Loan
255,369	4.000%, 4/1/2018	254,171
1,488,750	4.000%, 10/31/2020	1,473,863

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Bank Loans (38.9%)[a]	Value
Utilities (1.0%) - continued
	Intergen NV, Term Loan
$2,256,437	5.500%, 6/15/2020	$2,250,796

	Total	3,978,830

	Total Bank Loans (cost $152,014,568)	149,599,127

Principal Amount	Long-Term Fixed Income (52.3%)	Value
Asset-Backed Securities (2.7%)
	Asset Backed Securities Corporation Home Equity Loan Trust
902,119	0.292%, 7/25/2036[d]	804,839
	Bayview Opportunity Master Fund Trust IIB, LP
552,687	3.623%, 7/28/2019*	553,382
567,637	3.950%, 1/28/2034*,e	570,782
	Countrywide Asset-Backed Certificates
586,057	5.859%, 10/25/2046	454,976
	Credit Based Asset Servicing and Securitization, LLC
697,499	3.766%, 12/25/2036	481,066
	First Horizon ABS Trust
896,878	0.312%, 10/25/2034[d,f]	787,701
	GMAC Mortgage Corporation Loan Trust
1,546,876	0.332%, 8/25/2035[d,f]	1,356,586
1,289,308	0.332%, 12/25/2036[d,f]	1,120,235
	Popular ABS Mortgage Pass-Through Trust
900,000	5.297%, 11/25/2035[e]	766,830
	Renaissance Home Equity Loan Trust
1,389,723	5.608%, 5/25/2036[e]	969,757
974,022	5.285%, 1/25/2037[e]	560,593
	Vericrest Opportunity Loan Transferee
264,879	3.625%, 3/25/2054*	265,847
	Wachovia Asset Securitization, Inc.
1,623,943	0.292%, 7/25/2037*,d,[f]	1,427,523

	Total	10,120,117

Basic Materials (1.9%)
	Anglo American Capital plc
200,000	1.181%, 4/15/2016[d,g]	200,802
	ArcelorMittal
675,000	6.000%, 3/1/2021	723,937
	Dow Chemical Company
136,000	8.550%, 5/15/2019	171,291
	First Quantum Minerals, Ltd.
269,000	6.750%, 2/15/2020[g]	260,257
559,000	7.000%, 2/15/2021[g]	548,519
	FMG Resources August 2006 Pty., Ltd.
208,479	6.875%, 2/1/2018[g,h]	213,692
	Freeport-McMoRan Copper & Gold, Inc.
162,000	2.375%, 3/15/2018	162,866
	Goldcorp, Inc.
237,000	2.125%, 3/15/2018	236,893
	Groupe Office Cherifien des Phosphates SA
375,000	5.625%, 4/25/2024[g]	393,356
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
469,079	8.875%, 2/1/2018	463,802
	Ineos Finance plc
394,000	7.500%, 5/1/2020[g]	421,580
	Inmet Mining Corporation
79	8.750%, 6/1/2020*	82
	LyondellBasell Industries NV
140,000	5.000%, 4/15/2019	154,333
	Minsur SA
370,000	6.250%, 2/7/2024[g]	408,850
	Mosaic Company
138,000	3.750%, 11/15/2021	144,425
	NOVA Chemicals Corporation
703,617	5.250%, 8/1/2023[g]	735,280
	Samarco Mineracao SA
380,000	5.375%, 9/26/2024[g,h]	380,741
	Sappi Papier Holding GmbH
470,000	6.625%, 4/15/2021[g]	488,800
	Trinseo Materials Operating SCA
674,000	8.750%, 2/1/2019	712,755
	Vale Overseas, Ltd.
182,000	6.250%, 1/23/2017	199,394
	Xstrata Finance Canada, Ltd.
137,000	2.050%, 10/23/2015[g]	138,236

	Total	7,159,891

Capital Goods (1.4%)
	BAE Systems plc
202,000	3.500%, 10/11/2016[g]	210,949
	Brand Energy & Infrastructure Services, Inc.
380,000	8.500%, 12/1/2021[g]	378,575
	Cemex SAB de CV
830,000	5.700%, 1/11/2025[g]	813,151
	CNH Capital, LLC
469,079	3.625%, 4/15/2018	469,079
	Crown Americas Capital Corporation IV
675,000	4.500%, 1/15/2023	663,187
	Harsco Corporation
207,000	2.700%, 10/15/2015	206,826
	Hutchison Whampoa Finance CI, Ltd.
234,000	1.625%, 10/31/2017[g]	233,603
	Ingersoll-Rand Global Holding Company, Ltd.
238,000	6.875%, 8/15/2018	278,928
	L-3 Communications Corporation
201,000	1.500%, 5/28/2017	199,777
	Martin Marietta Materials, Inc.
238,000	1.333%, 6/30/2017[d,g]	238,994
	Nortek, Inc.
469,079	8.500%, 4/15/2021	504,260
	Reynolds Group Issuer, Inc.
469,079	9.875%, 8/15/2019	509,537
	Roper Industries, Inc.
215,000	2.050%, 10/1/2018	213,889

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (52.3%)	Value
Capital Goods (1.4%) - continued
	Textron, Inc.
$202,000	4.625%, 9/21/2016	$214,863
	United Rentals North America, Inc.
376,000	7.375%, 5/15/2020	407,960

	Total	5,543,578

Collateralized Mortgage Obligations (8.1%)
	Banc of America Alternative Loan Trust
940,340	6.000%, 11/25/2035	820,504
678,115	0.952%, 5/25/2046[d]	473,291
	Banc of America Mortgage Trust
489,737	2.644%, 7/25/2035	452,795
	BCAP, LLC Trust
1,030,973	0.332%, 3/25/2037[d]	832,153
	Bear Stearns ALT-A Trust
455,242	2.537%, 6/25/2034	450,827
	CHL Mortgage Pass-Through Trust
371,076	6.250%, 9/25/2036	345,281
579,853	6.000%, 4/25/2037	533,975
	CitiMortgage Alternative Loan Trust
497,615	5.750%, 4/25/2037	427,313
	Countrywide Alternative Loan Trust
553,678	6.500%, 8/25/2036	429,605
1,193,910	6.000%, 11/25/2036	1,022,466
860,459	6.000%, 1/25/2037	780,830
626,484	5.500%, 5/25/2037	543,956
397,551	7.000%, 10/25/2037	295,227
	Countrywide Home Loan Mortgage Pass Through Trust
501,098	2.479%, 11/25/2035	424,358
	Countrywide Home Loans, Inc.
375,159	2.466%, 3/20/2036	312,161
	Credit Suisse First Boston Mortgage Securities Corporation
422,286	5.250%, 10/25/2035	420,210
	Deutsche Alt-A Securities Mortgage Loan Trust
415,634	0.885%, 4/25/2047[d]	365,381
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
771,334	5.500%, 11/25/2035	729,170
	GMAC Mortgage Corporation Loan Trust
449,954	4.569%, 9/19/2035	427,180
	GMACM Mortgage Loan Trust
672,947	4.590%, 5/25/2035	646,557
	Greenpoint Mortgage Funding Trust
392,688	0.352%, 10/25/2045[d]	308,841
	HarborView Mortgage Loan Trust
720,169	2.613%, 7/19/2035	654,233
670,256	2.661%, 12/19/2035	591,726
	HomeBanc Mortgage Trust
1,434,304	2.290%, 4/25/2037	1,059,630
	IndyMac Index Mortgage Loan Trust
455,928	4.692%, 10/25/2035	388,140
	J.P. Morgan Alternative Loan Trust
1,565,355	2.779%, 3/25/2036	1,227,613
816,038	6.500%, 3/25/2036	721,391
	J.P. Morgan Mortgage Trust
635,251	2.656%, 8/25/2035	632,561
601,626	2.607%, 1/25/2037	537,086
	Lehman Mortgage Trust
309,186	6.000%, 1/25/2036	287,335
	Lehman XS Trust
1,065,563	0.312%, 3/25/2037[d]	706,464
	Master Asset Securitization Trust
478,659	0.652%, 6/25/2036[d]	289,117
	Merrill Lynch Mortgage Investors Trust
821,813	6.250%, 8/25/2036	675,980
	MortgageIT Trust
1,001,662	0.412%, 12/25/2035[d]	920,097
862,548	0.352%, 4/25/2036[d]	650,750
	RALI Series 2006-QA9 Trust
1,011,918	0.332%, 11/25/2036[d]	727,126
	RALI Trust
399,548	0.372%, 7/25/2036[d]	266,193
1,029,980	5.750%, 4/25/2037	822,979
	Residential Accredit Loans, Inc.
409,589	3.536%, 9/25/2035	342,019
952,158	5.750%, 9/25/2035	861,801
	Residential Asset Securitization Trust
727,026	5.417%, 8/25/2022	660,364
	RFMSI Trust
848,506	6.000%, 7/25/2037	769,371
	Sequoia Mortgage Trust
639,243	2.664%, 9/20/2046	541,749
	Structured Adjustable Rate Mortgage Loan Trust
745,985	5.122%, 7/25/2035	645,357
	Structured Asset Mortgage Investments, Inc.
1,206,812	0.462%, 12/25/2035[d]	922,960
1,034,827	0.362%, 5/25/2046[d]	793,857
	WaMu Mortgage Pass Through Certificates	209,998
242,118	2.239%, 8/25/2046
891,936	0.845%, 1/25/2047[d]	806,160
849,463	0.855%, 1/25/2047[d]	691,595
	Washington Mutual Alternative Mortgage Pass Through Certificates
516,567	0.865%, 2/25/2047[d]	361,629
	Wells Fargo Mortgage Backed Securities Trust
554,143	2.592%, 3/25/2036	537,652
628,549	2.609%, 7/25/2036	611,143
305,249	6.000%, 7/25/2037	302,070

	Total	31,258,227

Commercial Mortgage-Backed Securities (<0.1%)
	Government National Mortgage Association
108,831	3.214%, 1/16/2040	109,486

	Total	109,486

Communications Services (4.4%)
	21st Century Fox America, Inc.
225,000	6.900%, 3/1/2019	267,561
	AMC Networks, Inc.
469,079	7.750%, 7/15/2021	511,296

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (52.3%)	Value
Communications Services (4.4%) - continued
	America Movil SAB de CV
$134,000	5.000%, 10/16/2019	$150,239
	American Tower Corporation
257,000	7.000%, 10/15/2017	291,010
	British Sky Broadcasting Group plc
240,000	2.625%, 9/16/2019[g]	240,666
	British Telecommunications plc
189,000	1.250%, 2/14/2017	188,514
	CC Holdings GS V, LLC
363,000	2.381%, 12/15/2017	367,769
	CCO Holdings, LLC
469,079	7.000%, 1/15/2019	489,015
	CenturyLink, Inc.
500,000	6.450%, 6/15/2021	547,500
	Cequel Communications Escrow 1, LLC
920,000	6.375%, 9/15/2020[g]	959,100
	Columbus International, Inc.
800,000	7.375%, 3/30/2021[g]	848,000
	Cox Communications, Inc.
193,000	9.375%, 1/15/2019[g]	246,589
	Digicel, Ltd.
779,079	6.000%, 4/15/2021[g]	786,870
	DIRECTV Holdings, LLC
166,000	3.500%, 3/1/2016	171,558
171,000	5.875%, 10/1/2019	196,389
	DISH DBS Corporation
550,000	5.000%, 3/15/2023	547,938
	Frontier Communications Corporation
830,000	6.875%, 1/15/2025	840,375
	Hughes Satellite Systems Corporation
376,000	6.500%, 6/15/2019	407,020
	Intelsat Jackson Holdings SA
469,079	7.250%, 10/15/2020	5 00,742
	Level 3 Financing, Inc.
376,000	8.625%, 7/15/2020	413,600
	NBC Universal Enterprise, Inc.
201,000	1.662%, 4/15/2018[g]	200,861
	Numericable Group SA
800,000	6.000%, 5/15/2022[g]	818,000
	SBA Tower Trust
276,000	5.101%, 4/17/2017[g]	292,643
	Sprint Communications, Inc.
469,079	9.000%, 11/15/2018[g]	551,754
	Telefonica Emisiones SAU
145,000	3.992%, 2/16/2016	150,457
218,000	3.192%, 4/27/2018	226,276
	Time Warner Cable, Inc.
405,000	5.000%, 2/1/2020	453,281
	T-Mobile USA, Inc.
525,000	6.633%, 4/28/2021	553,219
	Univision Communications, Inc.
750,000	7.875%, 11/1/2020[g]	810,937
	UPCB Finance V, Ltd.
750,000	7.250%, 11/15/2021[g]	825,000
	Verizon Communications, Inc.
559,000	2.625%, 2/21/2020[g]	556,015
238,000	4.500%, 9/15/2020	258,401
	West Corporation
800,000	5.375%, 7/15/2022[g]	776,000
	WideOpenWest Finance, LLC
500,000	10.250%, 7/15/2019	548,750
	Wind Acquisition Finance SA
420,000	7.375%, 4/23/2021[g]	410,550
	Windstream Corporation
675,000	7.750%, 10/1/2021	722,250

	Total	17,126,145

Consumer Cyclical (2.6%)
	AMC Entertainment, Inc.
448,000	5.875%, 2/15/2022	456,960
	Chrysler Group, LLC
469,079	8.250%, 6/15/2021	524,196
	Cinemark USA, Inc.
394,000	4.875%, 6/1/2023	388,090
	Daimler Finance North America, LLC
135,000	1.875%, 1/11/2018[g]	135,462
	Delphi Corporation
207,000	6.125%, 5/15/2021	225,113
	ERAC USA Finance, LLC
238,000	2.350%, 10/15/2019[g]	236,363
	Ford Motor Credit Company, LLC
488,000	1.684%, 9/8/2017	485,717
203,000	5.000%, 5/15/2018	222,129
250,000	2.597%, 11/4/2019[c]	249,168
	General Motors Financial Company, Inc.
469,079	3.250%, 5/15/2018	479,633
364,000	4.375%, 9/25/2021	381,326
	GLP Capital, LP
800,000	4.875%, 11/1/2020	832,000
	Hilton Worldwide Finance, LLC
675,000	5.625%, 10/15/2021[g]	711,281
	Hyundai Capital America
195,000	1.450%, 2/6/2017[g]	195,152
	Jaguar Land Rover Automotive plc
425,000	4.125%, 12/15/2018[g]	432,437
376,000	5.625%, 2/1/2023[g]	391,040
	KB Home
412,000	4.750%, 5/15/2019	408,910
	L Brands, Inc.
376,000	6.625%, 4/1/2021	425,820
	Lennar Corporation
740,000	4.750%, 11/15/2022	728,900
	Macy’s Retail Holdings, Inc.
250,000	7.450%, 7/15/2017	287,240
	Nissan Motor Acceptance Corporation
108,000	0.784%, 3/3/2017[d,g]	108,224
	Royal Caribbean Cruises, Ltd.
799,079	5.250%, 11/15/2022	835,038
	Toll Brothers Finance Corporation
268,000	4.000%, 12/31/2018	271,350
	TRW Automotive, Inc.
135,000	7.250%, 3/15/2017[g]	148,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (52.3%)	Value
Consumer Cyclical (2.6%) - continued
	Wynn Las Vegas, LLC
$376,000	5.375%, 3/15/2022	$395,740

	Total	9,955,789

Consumer Non-Cyclical (3.7%)
	AbbVie, Inc.
488,000	2.000%, 11/6/2018	483,935
	Altria Group, Inc.
274,000	9.700%, 11/10/2018	353,162
	Anheuser-Busch InBev Worldwide, Inc.
207,000	7.750%, 1/15/2019	251,034
	Bayer U.S. Finance, LLC
250,000	1.500%, 10/6/2017[g]	250,902
	Beam, Inc.
140,000	5.375%, 1/15/2016	147,288
	CareFusion Corporation
182,000	1.450%, 5/15/2017	181,655
	Celgene Corporation
255,000	1.900%, 8/15/2017	257,322
	CHS/Community Health Systems, Inc.
376,000	7.125%, 7/15/2020	407,020
	ConAgra Foods, Inc.
288,000	2.100%, 3/15/2018	289,448
	Cott Beverages, Inc.
815,000	5.375%, 7/1/2022[g]	806,850
	Coventry Health Care, Inc.
120,000	5.950%, 3/15/2017	132,733
	CVS Health Corporation
136,000	2.250%, 12/5/2018	137,465
	Envision Healthcare Corporation
800,000	5.125%, 7/1/2022[g]	810,000
	Express Scripts Holding Company
205,000	2.650%, 2/15/2017	210,893
	Forest Laboratories, Inc.
236,000	4.375%, 2/1/2019[g]	247,200
	Fresenius Medical Care US Finance, Inc.
469,079	5.750%, 2/15/2021[g]	503,674
	Gilead Sciences, Inc.
220,000	3.050%, 12/1/2016	229,086
	Grupo Bimbo SAB de CV
375,000	3.875%, 6/27/2024[g]	373,237
	Hawk Acquisition Sub, Inc.
376,000	4.250%, 10/15/2020	379,685
	HCA, Inc.
469,079	4.750%, 5/1/2023	476,702
	IMS Health, Inc.
375,000	6.000%, 11/1/2020[g]	389,062
	JBS Finance II, Ltd.
469,079	8.250%, 1/29/2018*	493,706
	Kroger Company
280,000	1.200%, 10/17/2016	280,402
	Lorillard Tobacco Company
210,000	8.125%, 6/23/2019	257,255
	McKesson Corporation
270,000	1.292%, 3/10/2017	269,441
	Medco Health Solutions, Inc.
110,000	7.125%, 3/15/2018	128,024
	Mondelez International, Inc.
140,000	2.250%, 2/1/2019	139,724
	Ortho-Clinical Diagnostics, Inc.
770,000	6.625%, 5/15/2022[g]	719,950
	Pernod Ricard SA
140,000	2.950%, 1/15/2017[g]	144,242
140,000	5.750%, 4/7/2021[g]	160,180
	Perrigo Company, Ltd.
117,000	1.300%, 11/8/2016	116,757
	Revlon Consumer Products Corporation
469,079	5.750%, 2/15/2021	469,079
	SABMiller plc
182,000	6.500%, 7/15/2018[g]	209,695
	Safeway, Inc.
55,000	3.400%, 12/1/2016	55,565
	Spectrum Brands Escrow Corporation
376,000	6.375%, 11/15/2020	398,560
	Sysco Corporation
366,000	2.350%, 10/2/2019	368,189
	Tenet Healthcare Corporation
675,000	8.125%, 4/1/2022	773,719
	Thermo Fisher Scientific, Inc.
152,000	1.300%, 2/1/2017	151,821
212,000	2.400%, 2/1/2019	213,202
	Tyson Foods, Inc.
238,000	2.650%, 8/15/2019	240,269
	Valeant Pharmaceuticals International, Inc.
469,079	7.250%, 7/15/2022[g]	494,878
	VPII Escrow Corporation
500,000	7.500%, 7/15/2021[g]	535,000
	Whirlpool Corporation
242,000	1.650%, 11/1/2017	242,046
	WM Wrigley Jr. Company
138,000	2.000%, 10/20/2017[g]	139,415

	Total	14,319,472

Energy (2.9%)
	Boardwalk Pipelines, Ltd.
192,000	5.875%, 11/15/2016	206,531
	BP Capital Markets plc
223,000	0.657%, 11/7/2016[d]	223,712
	Buckeye Partners, LP
268,000	2.650%, 11/15/2018	267,708
	Calumet Specialty Products Partners, LP
675,000	6.500%, 4/15/2021[g]	654,750
	CNOOC Nexen Finance 2014 ULC
200,000	1.625%, 4/30/2017	200,056
	CNPC General Capital, Ltd.
201,000	2.750%, 4/19/2017[g]	204,584
370,000	2.750%, 5/14/2019[g]	369,456
	Concho Resources, Inc.
719,079	6.500%, 1/15/2022	776,605
	Continental Resources, Inc.
235,000	7.125%, 4/1/2021	258,794
	Devon Energy Corporation
207,000	1.200%, 12/15/2016	209,360

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (52.3%)	Value
Energy (2.9%) - continued
	Enbridge, Inc.
$118,000	0.684%, 6/2/2017[d]	$118,030
	Energy Transfer Partners, LP
134,000	6.700%, 7/1/2018	153,748
	Energy XXI Gulf Coast, Inc.
800,000	7.500%, 12/15/2021[h]	664,000
	Enterprise Products Operating, LLC
366,000	2.550%, 10/15/2019	366,021
	EQT Corporation
52,000	5.150%, 3/1/2018	55,971
134,000	8.125%, 6/1/2019	164,622
	Harvest Operations Corporation
469,079	6.875%, 10/1/2017	478,461
	Hess Corporation
138,000	8.125%, 2/15/2019	169,182
	Kinder Morgan, Inc.
244,000	5.000%, 2/15/2021[g]	257,420
	Kodiak Oil & Gas Corporation
469,079	5.500%, 1/15/2021	476,115
	Linn Energy, LLC
500,000	6.250%, 11/1/2019	460,000
469,079	8.625%, 4/15/2020	470,252
	MEG Energy Corporation
376,000	6.375%, 1/30/2023[g]	372,240
	Offshore Group Investment, Ltd.
500,000	7.125%, 4/1/2023[h]	412,500
	Petrobras Global Finance BV
207,000	2.000%, 5/20/2016	206,329
465,000	3.115%, 3/17/2020[d]	469,185
	Petroleos Mexicanos
220,000	4.250%, 1/15/2025[g]	222,706
	Regency Energy Partners, LP
675,000	5.000%, 10/1/2022	688,500
	Sabine Pass Liquefaction, LLC
675,000	5.750%, 5/15/2024[g]	697,781
	Southwestern Energy Company
233,000	7.500%, 2/1/2018	271,170
	Suncor Energy, Inc.
140,000	6.100%, 6/1/2018	160,586
	Transocean, Inc.
205,000	6.000%, 3/15/2018	218,570
	Weatherford International, Ltd.
156,000	6.000%, 3/15/2018	175,749
114,000	9.625%, 3/1/2019	145,680

	Total	11,246,374

Financials (8.0%)
	Abbey National Treasury Services plc
240,000	0.644%, 9/29/2017[d]	239,999
140,000	3.050%, 8/23/2018	145,619
	ABN AMRO Bank NV
207,000	2.500%, 10/30/2018[g]	209,250
	Air Lease Corporation
244,000	2.125%, 1/15/2018	241,255
	ANZ New Zealand International, Ltd.
200,000	1.400%, 4/27/2017[g]	200,122
	Aviation Capital Group Corporation
138,000	3.875%, 9/27/2016[g]	141,763
	Bank of America Corporation
268,000	5.700%, 5/2/2017	292,303
240,000	1.700%, 8/25/2017	240,041
305,000	5.750%, 12/1/2017	339,506
484,000	1.303%, 3/22/2018[d]	490,956
420,000	5.650%, 5/1/2018	468,876
242,000	8.000%, 12/29/2049[i]	260,452
	Bank of New York Mellon Corporation
160,000	4.500%, 12/31/2049[i]	151,400
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
230,000	0.644%, 3/10/2017[d,g]	230,002
	Banque Federative du Credit Mutuel SA
207,000	1.081%, 1/20/2017[d,g]	208,635
	Barclays Bank plc
140,000	5.140%, 10/14/2020	152,151
	BB&T Corporation
202,000	2.050%, 6/19/2018	203,434
	BBVA Banco Continental SA
202,000	2.250%, 7/29/2016[g]	202,505
	BBVA International Preferred SA Unipersonal
715,000	5.919%, 12/29/2049[i]	729,300
	Bear Stearns Companies, LLC
295,000	6.400%, 10/2/2017	333,605
	BNP Paribas SA
189,000	1.250%, 12/12/2016	189,331
208,000	2.375%, 9/14/2017	211,996
	BPCE SA
250,000	1.625%, 2/10/2017	251,920
358,000	5.150%, 7/21/2024[g]	368,451
	Branch Banking and Trust Company
223,000	0.664%, 12/1/2016[d]	223,873
	Caixa Economica Federal
460,000	4.250%, 5/13/2019[g,h]	463,910
	Capital One Financial Corporation
267,000	6.150%, 9/1/2016	290,567
	CIT Group, Inc.
450,000	3.875%, 2/19/2019	452,812
	Citigroup, Inc.
366,000	5.500%, 2/15/2017	397,764
229,000	6.000%, 8/15/2017	255,511
215,000	8.500%, 5/22/2019	269,765
	Compass Bank
250,000	1.850%, 9/29/2017	251,003
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
240,000	4.625%, 12/1/2023	252,246
500,000	11.000%, 12/29/2049[g,i]	652,500
	Credit Agricole SA
225,000	1.625%, 4/15/2016[g]	227,270
242,000	6.625%, 9/29/2049[g,i]	236,095
	Credit Suisse Group AG
358,000	7.500%, 12/11/2049[g,i]	380,482
	CyrusOne, LP
469,079	6.375%, 11/15/2022	493,706
	DDR Corporation
140,000	9.625%, 3/15/2016	155,943
	Denali Borrower, LLC
800,000	5.625%, 10/15/2020[g]	848,500
	Deutsche Bank AG
235,000	1.350%, 5/30/2017	233,623

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (52.3%)	Value
Financials (8.0%) - continued
	Discover Bank
$70,000	8.700%, 11/18/2019	$86,933
	Discover Financial Services
138,000	6.450%, 6/12/2017	154,042
	Fifth Third Bancorp
315,000	5.450%, 1/15/2017	341,811
	General Electric Capital Corporation
265,000	5.625%, 9/15/2017	296,261
94,000	1.625%, 4/2/2018	94,050
	Genworth Financial, Inc.
200,000	7.700%, 6/15/2020	240,093
	Goldman Sachs Group, Inc.
183,000	6.250%, 9/1/2017	205,125
238,000	2.375%, 1/22/2018	240,221
138,000	2.625%, 1/31/2019	139,027
228,000	7.500%, 2/15/2019	272,240
235,000	2.550%, 10/23/2019	233,494
	Hartford Financial Services Group, Inc.
263,000	6.000%, 1/15/2019	300,232
	HBOS plc
186,000	6.750%, 5/21/2018[g]	208,894
	HCP, Inc.
100,000	3.750%, 2/1/2016	103,546
139,000	3.750%, 2/1/2019	146,484
	Health Care REIT, Inc.
134,000	4.700%, 9/15/2017	145,679
	HSBC Holdings plc
366,000	5.625%, 12/29/2049[h,i]	371,947
	Huntington National Bank
223,000	1.300%, 11/20/2016	223,425
	Icahn Enterprises, LP
800,000	6.000%, 8/1/2020	840,000
	ING Bank NV
358,000	5.800%, 9/25/2023[g]	398,426
200,000	4.125%, 11/21/2023	204,886
	ING Capital Funding Trust III
144,000	3.833%, 12/29/2049[d,i]	143,640
	International Lease Finance Corporation
140,000	2.184%, 6/15/2016[d]	139,475
420,000	5.875%, 4/1/2019	452,550
	Intesa Sanpaolo SPA
102,000	3.625%, 8/12/2015[g]	103,823
68,000	3.875%, 1/16/2018	71,028
201,000	3.875%, 1/15/2019	209,257
	J.P. Morgan Chase & Company
246,000	3.450%, 3/1/2016	254,148
140,000	0.754%, 2/15/2017[d]	140,412
119,000	2.000%, 8/15/2017	120,406
138,000	6.300%, 4/23/2019	160,149
276,000	7.900%, 4/29/2049[i]	299,115
775,000	6.750%, 8/29/2049[i]	816,540
	KeyCorp
223,000	2.300%, 12/13/2018	223,609
	Kookmin Bank
205,000	1.109%, 1/27/2017[d,g]	206,476
	Liberty Mutual Group, Inc.
54,000	5.000%, 6/1/2021[g]	59,283
	Liberty Property, LP
223,000	5.500%, 12/15/2016	241,536
	Lloyds Banking Group plc
125,000	5.920%, 9/29/2049[g,i]	125,000
	Macquarie Bank, Ltd.
207,000	5.000%, 2/22/2017[g]	223,035
	MetLife, Inc.
244,000	1.903%, 12/15/2017	246,218
	Metropolitan Life Global Funding[l]
150,000	1.300%, 4/10/2017[g]	150,314
	Mizuho Corporate Bank, Ltd.
191,000	1.550%, 10/17/2017[g]	190,242
	Morgan Stanley
235,000	1.750%, 2/25/2016	237,110
345,000	6.250%, 8/28/2017	386,137
238,000	6.625%, 4/1/2018	272,547
150,000	4.875%, 11/1/2022	159,744
	Murray Street Investment Trust I
386,000	4.647%, 3/9/2017	412,101
	National City Corporation
140,000	6.875%, 5/15/2019	165,680
	Nomura Holdings, Inc.
207,000	2.000%, 9/13/2016	209,589
135,000	2.750%, 3/19/2019	136,466
	Oversea-Chinese Banking Corporation, Ltd.
365,000	4.250%, 6/19/2024[g]	369,885
	PNC Bank NA
276,000	1.150%, 11/1/2016	276,961
	Pricoa Global Funding I
238,000	1.350%, 8/18/2017[g]	237,717
	Realty Income Corporation
191,000	2.000%, 1/31/2018	191,862
	Regions Bank
268,000	7.500%, 5/15/2018	313,980
	Reinsurance Group of America, Inc.
305,000	5.625%, 3/15/2017	332,558
	Royal Bank of Scotland Group plc
207,000	5.050%, 1/8/2015	208,577
134,000	1.173%, 3/31/2017[d]	134,444
358,000	7.640%, 3/29/2049[i]	378,585
358,000	7.648%, 8/29/2049[i]	421,097
	SLM Corporation
150,000	4.625%, 9/25/2017	152,625
	Societe Generale SA
207,000	5.750%, 4/20/2016[g]	218,914
	State Bank of India
375,000	3.622%, 4/17/2019[g]	382,783
	Sumitomo Mitsui Banking Corporation
360,000	1.300%, 1/10/2017	360,126
	Suncorp-Metway, Ltd.
138,000	0.934%, 3/28/2017[d,g]	138,491
	Swiss RE Capital I, LP
202,000	6.854%, 5/29/2049[g,i]	212,100
	Synchrony Financial
363,000	1.875%, 8/15/2017	364,250
	UBS AG
250,000	2.375%, 8/14/2019	250,461
	Ventas Realty, LP
134,000	1.250%, 4/17/2017	133,761
	Voya Financial, Inc.
210,000	2.900%, 2/15/2018	215,906

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (52.3%)	Value
Financials (8.0%) - continued
	WEA Finance, LLC
$244,000	1.750%, 9/15/2017[g]	$244,518
	Wells Fargo & Company
155,000	1.250%, 7/20/2016	156,048
484,000	1.400%, 9/8/2017	484,018

	Total	30,570,555

Foreign Government (1.0%)
	Azerbaijan Government International Bond
215,000	4.750%, 3/18/2024[g]	223,869
	Bahama Government International Bond
200,000	5.750%, 1/16/2024[g]	212,000
	Brazil Government International Bond
375,000	5.000%, 1/27/2045	367,500
	Colombia Government International Bond
250,000	2.625%, 3/15/2023	233,375
370,000	4.000%, 2/26/2024	379,620
	Costa Rica Government International Bond
375,000	7.000%, 4/4/2044[g]	387,188
	Hungary Government International Bond
480,000	4.000%, 3/25/2019	491,760
	Mexico Government International Bond
50,000	3.500%, 1/21/2021	51,400
	Philippines Government International Bond
50,000	4.200%, 1/21/2024	53,937
	Poland Government International Bond
239,000	4.000%, 1/22/2024	251,144
	Slovenia Government International Bond
400,000	4.125%, 2/18/2019[g]	421,000
	South Africa Government International Bond
375,000	5.375%, 7/24/2044	388,125
	Uruguay Government International Bond
290,000	5.100%, 6/18/2050	287,474

	Total	3,748,392

Mortgage-Backed Securities (10.4%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
2,250,000	3.000%, 11/1/2029[c]	2,329,805
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
2,550,000	4.000%, 11/1/2044[c]	2,705,192
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
3,350,000	3.500%, 11/1/2029[c]	3,539,483
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
10,200,000	3.500%, 11/1/2044[c]	10,547,432
9,662,500	4.000%, 11/1/2044[c]	10,258,858
9,500,000	4.500%, 11/1/2044[c]	10,295,625

	Total	39,676,395

Technology (1.2%)
	Alliance Data Systems Corporation
440,000	5.375%, 8/1/2022[g]	446,600
	Amkor Technology, Inc.
500,000	6.625%, 6/1/2021	506,250
	Baidu, Inc.
200,000	2.750%, 6/9/2019	200,732
	EMC Corporation
140,000	1.875%, 6/1/2018	139,166
	Fidelity National Information Services, Inc.
236,000	1.450%, 6/5/2017	235,185
	First Data Corporation
469,079	7.375%, 6/15/2019[g,h]	497,224
	Freescale Semiconductor, Inc.
500,000	6.000%, 1/15/2022[g]	512,500
	Hewlett-Packard Company
276,000	5.400%, 3/1/2017	300,182
	Iron Mountain, Inc.
469,079	6.000%, 8/15/2023	494,878
	Sensata Technologies BV
765,000	4.875%, 10/15/2023[g]	755,438
	Tyco Electronics Group SA
202,000	6.550%, 10/1/2017	229,943
	Xerox Corporation
202,000	7.200%, 4/1/2016	219,359

	Total	4,537,457

Transportation (0.8%)
	A.P. Meoller - Maersk A/S
243,000	2.550%, 9/22/2019[g]	245,017
	American Airlines Pass Through Trust
132,156	4.950%, 1/15/2023	141,407
	Avis Budget Car Rental, LLC
800,000	5.125%, 6/1/2022[g]	790,400
	Continental Airlines, Inc.
397,765	6.250%, 4/11/2020	424,416
	Delta Air Lines, Inc.
240,000	6.750%, 5/23/2017	249,600
147,196	4.950%, 5/23/2019	156,763
120,170	4.750%, 5/7/2020	127,981
	Korea Expressway Corporation
200,000	1.625%, 4/28/2017[g]	199,386
	United Air Lines, Inc.
186,917	10.400%, 11/1/2016	207,665
	US Airways Pass Through Trust
400,000	3.950%, 11/15/2025	405,000

	Total	2,947,635

U.S. Government and Agencies (0.7%)
	U.S. Treasury Notes
1,750,000	0.875%, 10/15/2017	1,747,540
750,000	1.875%, 6/30/2020	752,812

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (52.3%)	Value
U.S. Government and Agencies (0.7%) - continued
$205,000	3.625%, 2/15/2044	$227,502

	Total	2,727,854

Utilities (2.5%)
	AES Corporation
469,079	7.375%, 7/1/2021	535,190
	Atlas Pipeline Partners, LP
376,000	4.750%, 11/15/2021	375,060
	Calpine Corporation
675,000	5.375%, 1/15/2023	681,750
	Chesapeake Midstream Partners, LP
500,000	6.125%, 7/15/2022	543,750
	Commonwealth Edison Company
134,000	6.950%, 7/15/2018	155,898
	DCP Midstream Operating, LP
206,000	2.500%, 12/1/2017	210,020
	Dynegy Finance I, Inc.
775,000	7.375%, 11/1/2022[g]	819,563
	El Paso Corporation
122,000	7.000%, 6/15/2017	135,725
	Electricite de France SA
207,000	0.691%, 1/20/2017[d,g]	207,604
400,000	5.250%, 12/29/2049[g,i]	415,000
358,000	5.625%, 12/29/2049[g,i]	379,480
	Enel Finance International NV
140,000	5.125%, 10/7/2019[g]	155,456
	Enterprise Products Operating, LLC
450,000	7.000%, 6/1/2067	473,062
	Exelon Generation Company, LLC
138,000	5.200%, 10/1/2019	154,363
	Fermaca Enterprises S de RL de CV
370,000	6.375%, 3/30/2038[g]	389,888
	MidAmerican Energy Holdings Company
245,000	1.100%, 5/15/2017	244,047
138,000	5.750%, 4/1/2018	156,226
	NiSource Finance Corporation
242,000	6.400%, 3/15/2018	276,621
	NRG Energy, Inc.
469,079	6.625%, 3/15/2023	494,878
	Oleoducto Central SA
370,000	4.000%, 5/7/2021[g]	374,625
	ONEOK Partners, LP
134,000	2.000%, 10/1/2017	134,950
	Pacific Gas & Electric Company
134,000	5.625%, 11/30/2017	150,305
	Panhandle Eastern Pipe Line Company, LP
207,000	6.200%, 11/1/2017	233,788
	PG&E Corporation
136,000	2.400%, 3/1/2019	136,506
	PPL Capital Funding, Inc.
311,000	1.900%, 6/1/2018	310,479
	Sempra Energy
244,000	6.150%, 6/15/2018	279,298
	Southern Company
240,000	1.300%, 8/15/2017	239,292
	TransAlta Corporation
236,000	1.900%, 6/3/2017	235,742
	Transelec SA
375,000	4.250%, 1/14/2025[g]	376,236
	Williams Companies, Inc.
238,000	7.875%, 9/1/2021	287,357

	Total	9,562,159

	Total Long-Term Fixed Income (cost $199,798,282)	200,609,526

Shares	Common Stock (4.7%)	Value
Financials (4.7%)
149,944	Aberdeen Asia-Pacific Income Fund, Inc.	881,671
34,000	Cohen & Steers REIT and Preferred Income Fund, Inc.	642,600
28,000	Doubleline Income Solutions Fund	596,400
29,204	First Trust High Income Long/Short Fund	502,017
60,500	iShares FTSE NAREIT Mortgage Plus Capped Index Fund	748,385
46,645	iShares J.P. Morgan USD Emerging Markets Bond ETF	5,349,249
26,955	iShares MSCI Emerging Markets Minimum Volatility ETF[h]	1,632,395
171,926	MFS Intermediate Income Trust	868,226
105,022	Nuveen Quality Preferred Income Fund II	936,796
61,304	PIMCO Dynamic Credit Income Fund	1,356,657
115,998	Templeton Global Income Fund	908,264
35,750	Vanguard MSCI Emerging Markets ETF	1,524,380
6,700	Vanguard Short-Term Corporate Bond ETF	536,871
52,636	Western Asset Emerging Markets Debt Fund, Inc.	907,445
100,767	Western Asset High Income Opportunity Fund, Inc.	578,402

	Total	17,969,758

	Total Common Stock (cost $17,535,531)	17,969,758

Shares	Preferred Stock (1.8%)	Value
Financials (1.6%)
17,900	Affiliated Managers Group, Inc., 5.250%	456,808
5,370	Agribank FCB, 6.875%[i]	551,096
4,400	Allstate Corporation, 5.100%	108,152
322	Bank of America Corporation, Convertible, 7.250%[i]	368,114
28,995	Citigroup, Inc., 6.875%[i]	775,906
10,000	Discover Financial Services, 6.500%[i]	256,700
6,965	Farm Credit Bank of Texas, 6.750% g,i	741,991
20,600	Goldman Sachs Group, Inc., 5.500%[i]	492,958
19,675	HSBC USA, Inc., 6.500%[i]	501,122
580	M&T Bank Corporation, 6.375%[i]	575,106
14,300	Morgan Stanley, 7.125%[i]	389,818
9,666	U.S. Bancorp 6.500%[i]	283,310
358	Wells Fargo & Company, Convertible, 7.500%[i]	431,032

	Total	5,932,113

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

Shares	Preferred Stock (1.8%)	Value
Materials (0.1%)
14,320	CHS, Inc., 7.100%[i]	$384,635

	Total	384,635

Utilities (0.1%)
5,362	Southern California Edison Company, 4.670%[i]	546,422

	Total	546,422

	Total Preferred Stock (cost $6,666,875)	6,863,170

Shares	Collateral Held for Securities Loaned (1.2%)	Value
4,698,528	Thrivent Cash Management Trust	4,698,528

	Total Collateral Held for Securities Loaned (cost $4,698,528)	4,698,528

Shares or Principal Amount	Short-Term Investments (13.8%)[j]	Value
	Federal Home Loan Bank Discount Notes
100,000	0.090%, 4/24/2015[k]	99,957
53,096,934	Thrivent Cash Management Trust 0.050%	53,096,934

	Total Short-Term Investments (at amortized cost)	53,196,891

	Total Investments (cost $433,910,675) 112.7%	$432,937,000

	Other Assets and Liabilities, Net (12.7%)	(48,826,813)

	Total Net Assets 100.0%	$384,110,187

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2014.
e	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2014.
f	All or a portion of the security is insured or guaranteed,
g

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2014, the value of these investments was $41,699,902 or 10.9% of total net assets.

h	All or a portion of the security is on loan.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
k	At October 31, 2014, $99,957 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Opportunity Income Plus Fund owned as of October 31, 2014.

Security	Acquisition Date	Cost
Bayview Opportunity Master Fund Trust IIB, LP, 1/28/2034	1/17/2014	$567,637
Bayview Opportunity Master Fund Trust IIB, LP, 7/28/2019	7/30/2014	552,687
Inmet Mining Corporation, 6/1/2020	8/19/2013	83
JBS Finance II, Ltd., 1/29/2018	8/19/2013	488,586
Vericrest Opportunity Loan Transferee, 3/25/2054	12/11/2013	263,732
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	1,623,943

Definitions:

ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,831,397
Gross unrealized depreciation	(5,813,208)

Net unrealized appreciation (depreciation)	($981,811)

Cost for federal income tax purposes	$433,918,811

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2014, in valuing Opportunity Income Plus Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	12,890,541	–	12,890,541	–
Capital Goods	8,934,618	–	8,934,618	–
Communications Services	51,506,490	–	47,661,767	3,844,723
Consumer Cyclical	26,880,787	–	26,880,787	–
Consumer Non-Cyclical	11,985,773	–	11,985,773	–
Energy	8,022,522	–	6,742,821	1,279,701
Financials	8,569,761	–	8,569,761	–
Technology	10,582,310	–	10,582,310	–
Transportation	6,247,495	–	1,830,759	4,416,736
Utilities	3,978,830	–	3,978,830	–

Long-Term Fixed Income
Asset-Backed Securities	10,120,117	–	10,120,117	–
Basic Materials	7,159,891	–	7,159,891	–
Capital Goods	5,543,578	–	5,543,578	–
Collateralized Mortgage Obligations	31,258,227	–	31,258,227	–
Commercial Mortgage-Backed Securities	109,486	–	109,486	–
Communications Services	17,126,145	–	17,126,145	–
Consumer Cyclical	9,955,789	–	9,955,789	–
Consumer Non-Cyclical	14,319,472	–	14,319,472	–
Energy	11,246,374	–	11,246,374	–
Financials	30,570,555	–	30,570,555	–
Foreign Government	3,748,392	–	3,748,392	–
Mortgage-Backed Securities	39,676,395	–	39,676,395	–
Technology	4,537,457	–	4,537,457	–
Transportation	2,947,635	–	2,947,635	–
U.S. Government and Agencies	2,727,854	–	2,727,854	–
Utilities	9,562,159	–	9,562,159	–

Common Stock
Financials	17,969,758	17,969,758	–	–

Preferred Stock
Financials	5,932,113	5,190,122	741,991	–
Materials	384,635	384,635	–	–
Utilities	546,422	–	546,422	–
Collateral Held for Securities Loaned	4,698,528	4,698,528	–	–
Short-Term Investments	53,196,891	53,096,934	99,957	–

Total	$432,937,000	$81,339,977	$342,055,863	$9,541,160

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	342,420	342,420	–	–

Total Asset Derivatives	$342,420	$342,420	$–	$–

Liability Derivatives
Futures Contracts	321,562	321,562	–	–

Total Liability Derivatives	$321,562	$321,562	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2014. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/ (Loss)
2-Yr. U.S. Treasury Bond Futures	(512)	December 2014	($112,094,438)	($112,416,000)	($321,562)
5-Yr. U.S. Treasury Bond Futures	221	December 2014	26,199,535	26,393,962	194,427
30-Yr. U.S. Treasury Bond Futures	13	December 2014	1,810,797	1,834,218	23,421
Ultra Long Term U.S. Treasury Bond Futures	38	December 2014	5,834,303	5,958,875	124,572
Total Futures Contracts					$20,858

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2014, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$342,420
Total Interest Rate Contracts		342,420
Total Asset Derivatives		$342,420

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	321,562
Total Interest Rate Contracts		321,562
Total Liability Derivatives		$321,562

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2014, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	504,107

Total Interest Rate Contracts		504,107

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	20,816

Total Credit Contracts		20,816

Total		$524,923

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2014, for Opportunity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(118,082)

Total Interest Rate Contracts		(118,082)

Total		($118,082)

The following table presents Opportunity Income Plus Fund’s average volume of derivative activity during the period ended October 31, 2014.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)
Interest Rate
Contracts	$51,488,348	16.0%	N/A
Credit Contracts	N/A	N/A	$31,109

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS FUND

Schedule of Investments as of October 31, 2014

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Opportunity Income Plus Fund, is as follows:

Fund	Value October 31, 2013	Gross Purchases	Gross Sales	Shares Held at October 31, 2014	Value October 31, 2014	Income Earned November 1, 2013 - October 31, 2014
Cash Management Trust- Collateral Investment	$–	$20,633,298	$15,934,770	4,698,528	$4,698,528	$13,794
Cash Management Trust- Short Term Investment	40,150,617	252,407,278	239,460,961	53,096,934	53,096,934	23,968
Total Value and Income Earned	40,150,617				57,795,462	37,762

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (96.6%)	Value
Bermuda (0.4%)
109,000	Pacific Basin Shipping, Ltd.	$52,454

	Total	52,454

Brazil (5.8%)
14,800	Ambev SA	97,981
11,100	BR Properties SA	56,081
28,200	Embraer SA	272,442
18,500	Even Construtora e Incorporadora SA	40,018
3,600	Iochpe-Maxion SA	24,779
9,600	Itau Unibanco Holding SA	142,379
4,700	Natura Cosmeticos SA	68,284
5,900	WEG SA	69,598

	Total	771,562

Chile (0.9%)
191,440	Aguas Andinas SA	115,501

	Total	115,501

China (12.3%)
222,000	Air China, Ltd.	143,767
61,500	Anhui Conch Cement Company, Ltd.	201,404
89,000	China Construction Bank Corporation	66,403
112,000	China Shenhua Energy Company, Ltd.	315,675
150,000	CNOOC, Ltd.	234,883
200,000	Dongfeng Motor Group Company, Ltd.	309,292
34,000	Haitian International Holdings, Ltd.	72,933
240,000	PetroChina Company, Ltd.	300,467

	Total	1,644,824

Colombia (2.0%)
1,575	Bancolombia SA ADR	89,098
13,244	Bancolumbia SA	180,620

	Total	269,718

Cyprus (0.4%)
6,606	Globaltrans Investment plc	48,950

	Total	48,950

Czech Republic (4.0%)
5,620	CEZ AS	155,461
1,741	Komercni Banka AS	372,995

	Total	528,456

Hong Kong (6.7%)
45,000	China Mobile, Ltd.	559,914
41,000	Shenzhou International Group Holdings, Ltd.	141,550
136,000	Sinotruk Hong Kong, Ltd.	70,495
32,000	Weichai Power Company, Ltd.	122,837

	Total	894,796

Hungary (2.3%)
18,696	OTP Bank Nyrt	309,636

	Total	309,636

India (1.6%)
6,526	Reliance Industries, Ltd. GDR[a]	210,935

	Total	210,935

Indonesia (3.4%)
32,200	Astra International Tbk PT	18,055
95,500	Bank Mandiri Persero Tbk PT	82,021
5,513	Bank Rakyat Indonesia Persero Tbk PT ADR	99,840
77,000	Indo Tambangraya Megah Tbk PT	135,106
11,300	Indocement Tunggal Prakarsa Tbk PT	22,396
64,700	United Tractors Tbk PT	98,279

	Total	455,697

Luxembourg (1.9%)
11,678	Ternium SA ADR	257,033

	Total	257,033

Malaysia (5.9%)
130,359	CIMB Group Holdings Berhad	257,412
77,800	Genting Berhad	230,651
100,358	Malayan Banking Berhad	296,069

	Total	784,132

Mexico (3.7%)
403,700	America Movil SAB de CV	493,748

	Total	493,748

Panama (1.1%)
1,272	Copa Holdings SA	148,722

	Total	148,722

Peru (0.8%)
11,899	Cia de Minas Buenaventura SA ADR	109,471

	Total	109,471

Poland (4.4%)
4,620	Bank Handlowy w Warszawie SA	156,209
5,372	Bank Pekao SA	281,162
3,833	Grupa Lotos SAb	29,611
39,708	Orange Polska SA	118,982

	Total	585,964

Russia (3.9%)
28,766	Novolipetsk Steel OJSC GDR	369,131
14,243	Phosagro OAO	151,446

	Total	520,577

South Africa (2.6%)
8,149	AngloGold Ashanti, Ltd. ADR[b]	67,392
6,315	Barclays Africa Group, Ltd.	99,804
13,142	Impala Platinum Holdings, Ltd.[b]	95,854
14,880	Reunert, Ltd.	78,534

	Total	341,584

South Korea (18.7%)
1,465	Hyundai Department Store Company, Ltd.	185,720
2,391	Hyundai Heavy Industries Company, Ltd.	222,155
1,458	Hyundai Mobis	341,120
862	Hyundai Motor Company	136,784
1,282	LG Chem, Ltd.	240,266
2,074	POSCO ADR	148,415
386	Samsung Electronics Company, Ltd.	450,131

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (96.6%)	Value
South Korea (18.7%) - continued
3,649	Samsung Heavy Industries Company, Ltd.	$88,934
2,518	Samsung Life Insurance Company, Ltd.	274,655
5,984	Shinhan Financial Group Company, Ltd.	281,642
641	Shinsegae Company, Ltd.	118,910

	Total	2,488,732

Taiwan (7.8%)
80,000	Advanced Semiconductor Engineering, Inc.	96,508
14,000	Asustek Computer, Inc.	142,943
41,090	Chicony Electronics Company, Ltd.	118,328
49,000	Chipbond Technology Corporation	90,350
87,000	Compal Electronics, Inc.	64,303
73,000	Mega Financial Holding Company, Ltd.	60,546
18,000	Novatek Microelectronics Corporation	93,169
13,000	Richtek Technology Corporation	62,732
46,000	Taiwan Life Insurance Company, Ltd.[b]	27,567
8,631	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	190,055
65,000	TECO Electric & Machinery Company, Ltd.	72,324
14,000	Vanguard International Semiconductor Corporation	21,033

	Total	1,039,858

Thailand (2.9%)
17,100	Bangkok Bank Public Company, Ltd.	103,970
17,100	Kasikornbank pcl	123,890
14,300	PTT pcl	161,836

	Total	389,696

Turkey (0.7%)
6,817	Ford Otomotiv Sanayi AS	87,073

	Total	87,073

United States (2.4%)
3,124	CTC Media, Inc.	19,869
7,124	iShares MSCI Emerging Markets Index Fund	300,276

	Total	320,145

	Total Common Stock (cost $13,154,682)	12,869,264

Shares	Preferred Stock (2.1%)
Brazil (2.1%)
70,504	Oi SAb	36,989
27,300	Vale SA	237,425

	Total	274,414

	Total Preferred Stock (cost $463,793)	274,414

Shares or Principal Amount	Short-Term Investments (1.7%)[c]	Value
228,777	Thrivent Cash Management Trust 0.050%	$228,777

	Total Short-Term Investments (at amortized cost)	228,777

	Total Investments (cost $13,847,252) 100.4%	$13,372,455

	Other Assets and Liabilities, Net (0.4%)	(50,334)

	Total Net Assets 100.0%	$13,322,121

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2014, the value of these investments was $210,935 or 1.6% of total net assets,

b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$855,843
Gross unrealized depreciation	(1,393,763)

Net unrealized appreciation (depreciation)	($537,920)

Cost for federal income tax purposes	$13,910,375

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY FUND

Schedule of Investments as of October 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2014, in valuing Partner Emerging Markets Equity Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	1,629,042	19,869	1,609,173	–
Consumer Staples	166,265	–	166,265	–
Energy	1,388,513	–	1,388,513	–
Financials	3,662,275	489,214	3,173,061	–
Industrials	1,587,203	148,722	1,438,481	–
Information Technology	1,329,552	190,055	1,139,497	–
Materials	1,662,808	733,757	929,051	–
Telecommunications Services	1,172,644	–	1,172,644	–
Utilities	270,962	–	270,962	–

Preferred Stock
Materials	237,425	–	237,425	–
Telecommunications Services	36,989	–	36,989	–
Short-Term Investments	228,777	228,777	–	–

Total	$13,372,455	$1,810,394	$11,562,061	$–

There were no significant transfers between Levels during the period ended October 31, 2014. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Emerging Markets Equity Fund, is as follows:

Fund	Value October 31, 2013	Gross Purchases	Gross Sales	Shares Held at October 31, 2014	Value October 31, 2014	Income Earned November 1, 2013 - October 31, 2014
Cash Management Trust- Short Term Investment	$257,720	$4,497,720	$4,526,663	228,777	$228,777	$110
Total Value and Income Earned	257,720				228,777	110

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER SMALL CAP GROWTH FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (97.1%)	Value
Consumer Discretionary (15.8%)
2,185	ANN, Inc.[a]	$83,882
5,026	Brunswick Corporation	235,217
4,468	Burlington Stores, Inc.[a]	187,388
1,500	Chuy’s Holdings, Inc.[a]	44,865
2,721	Core-Mark Holding Company, Inc.	157,900
6,454	Del Frisco’s Restaurant Group, Inc.[a]	149,862
3,512	Five Below, Inc.[a,b]	140,023
3,097	G-III Apparel Group, Ltd.[a]	245,747
4,449	HomeAway, Inc.[a]	155,270
3,738	Imax Corporation[a]	110,121
4,670	Kate Spade & Company[a]	126,697
380	Lithia Motors, Inc.	29,496
7,278	Multimedia Games Holding Company, Inc.[a]	254,002
2,686	Oxford Industries, Inc.	164,517
2,036	Red Robin Gourmet Burgers, Inc.[a]	111,919
1,133	Restoration Hardware Holdings, Inc.[a]	91,003
714	Shutterfly, Inc.[a]	29,867
2,851	Skechers USA, Inc.[a]	156,092
3,280	Tenneco, Inc.[a]	171,741
1,382	Vail Resorts, Inc.	119,349

	Total	2,764,958

Consumer Staples (3.3%)
1,654	B&G Foods, Inc.	48,727
916	Boston Beer Company, Inc.[a]	228,084
2,786	Natural Grocers by Vitamin Cottage, Inc.[a]	50,455
3,611	United Natural Foods, Inc.[a]	245,620

	Total	572,886

Energy (3.7%)
547	Bonanza Creek Energy, Inc.[a]	24,746
572	Diamondback Energy, Inc.[a]	39,147
10,911	Kodiak Oil & Gas Corporation[a]	117,730
5,053	Oasis Petroleum, Inc.[a]	151,388
515	PDC Energy, Inc.[a]	22,516
10,140	Penn Virginia Corporation[a]	86,900
7,387	Rex Energy Corporation[a]	57,914
1,817	SemGroup Corporation	139,455

	Total	639,796

Financials (10.3%)
5,441	Bank of the Ozarks, Inc.	191,741
4,217	Chesapeake Lodging Trust	139,330
6,565	Essent Group, Ltd.[a]	159,792
2,974	Evercore Partners, Inc.	153,964
3,787	Hanmi Financial Corporation	81,231
4,243	iShares Russell 2000 Growth Index Fund	583,964
6,237	Kennedy-Wilson Holdings, Inc.	168,960
4,021	PacWest Bancorp	171,536
5,251	Western Alliance Bancorp[a]	139,782

	Total	1,790,300

Health Care (21.8%)
3,647	Acadia Healthcare Company, Inc.[a]	226,297
6,758	Akorn, Inc.[a]	301,069
2,030	Align Technology, Inc.[a]	106,819
4,976	Bruker Corporation[a]	103,153
4,130	Cardiovascular Systems, Inc.[a]	128,030
1,785	Centene Corporation[a]	165,416
2,142	Cubist Pharmaceuticals, Inc.[a]	154,845
3,344	Cyberonics, Inc.[a]	175,560
12,928	Depomed, Inc.[a]	199,091
7,135	ExamWorks Group, Inc.[a]	276,695
2,923	Furiex Pharmaceuticals, Inc. Contigent Value Right[a,c]	28,499
8,095	Healthcare Services Group, Inc.	241,069
7,028	Impax Laboratories, Inc.[a]	203,601
11,635	Ironwood Pharmaceuticals, Inc.[a]	163,123
2,121	LifePoint Hospitals, Inc.[a]	148,470
7,577	Neurocrine Biosciences, Inc.[a]	140,326
3,088	NPS Pharmaceuticals, Inc.[a]	84,611
7,851	NuVasive, Inc.[a]	321,106
717	Puma Biotechnology, Inc.[a]	179,680
3,470	Team Health Holdings, Inc.[a]	217,014
2,169	Teleflex, Inc.	247,526

	Total	3,812,000

Industrials (15.5%)
442	Chart Industries, Inc.[a]	20,575
1,915	Generac Holdings, Inc.[a]	86,826
2,276	Granite Construction, Inc.	84,007
3,344	H&E Equipment Services, Inc.	125,032
2,813	Heico Corporation	152,577
1,853	Huron Consulting Group, Inc.[a]	128,987
9,336	Interface, Inc.	149,656
4,459	MasTec, Inc.[a]	127,706
2,433	Middleby Corporation[a]	215,321
7,045	On Assignment, Inc.[a]	205,010
6,119	PGT, Inc.[a]	57,549
3,623	Proto Labs, Inc.[a]	236,836
5,032	Ritchie Brothers Auctioneers, Inc.	122,730
4,611	Saia, Inc.[a]	226,031
3,444	Spirit Airlines, Inc.[a]	251,791
6,078	Swift Transportation Company[a]	150,127
3,170	Tutor Perini Corporation[a]	88,792
592	WageWorks, Inc.[a]	33,750
1,452	Watsco, Inc.	147,552
1,683	Watts Water Technologies, Inc.	102,040

	Total	2,712,895

Information Technology (22.3%)
5,504	A10 Networks, Inc.[a]	24,218
1,791	Ambarella, Inc.[a,b]	79,323
18,238	Applied Micro Circuits Corporation[a]	118,000
2,852	Applied Optoelectronics, Inc.[a]	46,031
4,820	Aspen Technology, Inc.[a]	178,003
1,854	Belden, Inc.	131,986
1,101	CalAmp Corporation[a]	21,227
4,311	Cardtronics, Inc.[a]	165,499
2,664	Cavium, Inc.[a]	136,690
4,441	Channel Advisor Corporation[a]	61,685
3,148	Cognex Corporation[a]	124,535
1,633	Coherent, Inc.[a]	106,390
4,181	Constant Contact, Inc.[a]	147,840
5,017	Cornerstone On Demand, Inc.[a]	181,967
2,949	Dealertrack Technologies, Inc.[a]	138,750
3,437	Demandware, Inc.[a]	206,048
3,053	DST Systems, Inc.	294,157
2,093	Electronics for Imaging, Inc.[a]	95,692
6,529	Guidewire Software, Inc.[a]	326,058
2,202	Manhattan Associates, Inc.[a]	88,322
14,291	MaxLinear, Inc.[a]	101,323
1,734	Methode Electronics, Inc.	68,285
2,890	Monolithic Power Systems, Inc.	127,709
7,886	Proofpoint, Inc.[a]	347,299
395	SPS Commerce, Inc.[a]	23,029

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER SMALL CAP GROWTH FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (97.1%)	Value
Information Technology (22.3%) - continued
1,583	SunPower Corporation[a]	$50,403
958	Synaptics, Inc.[a]	65,556
602	Tyler Technologies, Inc.[a]	67,376
1,135	Ultimate Software Group, Inc.[a]	170,829
5,107	Virtusa Corporation[a]	209,285

	Total	3,903,515

Materials (4.4%)
5,039	Chemtura Corporation[a]	117,358
12,686	Graphic Packaging Holding Company[a]	153,881
1,887	KapStone Paper and Packaging Corporation[a]	58,044
4,798	PolyOne Corporation	177,574
10,396	Senomyx, Inc.[a,b]	82,336
3,926	U.S. Silica Holdings, Inc.	176,278

	Total	765,471

	Total Common Stock (cost $16,213,414)	16,961,821

Shares	Collateral Held for Securities Loaned (1.2%)	Value
217,215	Thrivent Cash Management Trust	217,215

	Total Collateral Held for Securities Loaned (cost $217,215)	217,215

Shares or Principal Amount	Short-Term Investments (2.9%)[d]	Value
501,403	Thrivent Cash Management Trust 0.050%	501,403

	Total Short-Term Investments (at amortized cost)	501,403

	Total Investments (cost $16,932,032) 101.2%	$17,680,439

	Other Assets and Liabilities, Net (1.2%)	(204,961)

	Total Net Assets 100.0%	$17,475,478

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Security is fair valued.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$1,924,107
Gross unrealized depreciation	(1,200,609)

Net unrealized appreciation (depreciation)	$723,498

Cost for federal income tax purposes	$16,956,941

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2014, in valuing Partner Small Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	2,764,958	2,764,958	–	–
Consumer Staples	572,886	572,886	–	–
Energy	639,796	639,796	–	–
Financials	1,790,300	1,790,300	–	–
Health Care	3,812,000	3,783,501	–	28,499
Industrials	2,712,895	2,712,895	–	–
Information Technology	3,903,515	3,903,515	–	–
Materials	765,471	765,471	–	–
Collateral Held for Securities Loaned	217,215	217,215	–	–
Short-Term Investments	501,403	501,403	–	–

Total	$17,680,439	$17,651,940	$–	$28,499

There were no significant transfers between Levels during the period ended October 31, 2014. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER SMALL CAP GROWTH FUND

Schedule of Investments as of October 31, 2014

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Growth Fund, is as follows:

Fund	Value October 31, 2013	Gross Purchases	Gross Sales	Shares Held at October 31, 2014	Value October 31, 2014	Income Earned November 1, 2013 - October 31, 2014
Cash Management Trust-Collateral Investment	$17,412,554	$86,799,739	$103,995,078	217,215	$217,215	$41,489
Cash Management Trust-Short Term Investment	8,052,231	49,099,783	56,650,611	501,403	501,403	2,732
Total Value and Income Earned	25,464,785				718,618	44,221

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER SMALL CAP VALUE FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (96.8%)	Value
Consumer Discretionary (12.5%)
146,600	Aaron’s, Inc.	$3,629,816
26,000	American Public Education, Inc.[a]	805,740
11,500	Ascent Capital Group, Inc.[a]	739,450
28,300	Brunswick Corporation	1,324,440
42,500	Crocs, Inc.[a]	496,400
39,200	CSS Industries, Inc.	1,119,552
41,100	Dorman Products, Inc.[a,b]	1,905,396
56,300	Drew Industries, Inc.	2,705,778
44,300	Ethan Allen Interiors, Inc.[b]	1,253,690
58,900	Fred’s, Inc.	924,730
68,200	Haverty Furniture Companies, Inc.	1,501,082
30,800	Hooker Furniture Corporation	470,932
46,100	M/I Homes, Inc.[a]	992,994
10,700	MarineMax, Inc.[a]	205,119
54,300	Meritage Homes Corporation[a]	1,997,697
99,600	Modine Manufacturing Company[a]	1,277,868
10,900	National CineMedia, Inc.	173,310
59,300	New Media Investment Group, Inc.	1,130,258
74,400	Orient-Express Hotels, Ltd.[a]	852,624
109,550	Pier1 Imports, Inc.	1,413,195
205,800	Quiksilver, Inc.[a,b]	360,150
11,200	Red Robin Gourmet Burgers, Inc.[a]	615,664
94,900	Shiloh Industries, Inc.[a]	1,617,096
127,600	Sportsman’s Warehouse Holdings, Inc.[a,b]	891,924
119,500	Stein Mart, Inc.	1,598,910
29,750	Steven Madden, Ltd.[a]	932,662
51,800	Winnebago Industries, Inc.[a]	1,098,678

	Total	32,035,155

Consumer Staples (1.0%)

168,300	Alliance One International, Inc.[a]	341,649
19,900	Pinnacle Foods, Inc.	672,620
64,100	Spartannash Company	1,436,481

	Total	2,450,750

Energy (3.1%)
17,000	Atwood Oceanics, Inc.[a]	691,050
5,600	CARBO Ceramics, Inc.[b]	289,352
82,500	Cloud Peak Energy, Inc.[a]	987,525
16,600	Contango Oil & Gas Company[a]	607,062
30,700	Energy XXI, Ltd.[b]	236,083
64,600	Gulf Island Fabrication, Inc.	1,365,644
140,100	Hercules Offshore, Inc.[a,b]	231,165
11,300	PDC Energy, Inc.[a]	494,036
268,500	Teekay Tankers, Ltd.[b]	1,138,440
54,500	Tesco Corporation	1,037,680
104,200	Tetra Technologies, Inc.[a]	993,026

	Total	8,071,063

Financials (26.6%)
99,900	Ares Capital Corporation	1,597,401
51,600	Associated Estates Realty Corporation	1,007,748
24,200	Assured Guaranty, Ltd.	558,536
8,400	Bank of Kentucky Financial Corporation	394,044
69,200	BBCN Bancorp, Inc.	978,488
43,140	Catchmark Timber Trust, Inc.	504,738
109,000	CBL & Associates Properties, Inc.	2,085,170
141,900	Cedar Realty Trust, Inc.	976,272
282,500	CoBiz Financial, Inc.	3,395,650
59,200	Columbia Banking System, Inc.	1,644,576
66,500	Compass Diversified Holdings	1,226,925
116,200	East West Bancorp, Inc.	4,271,512
65,460	Employers Holdings, Inc.	1,334,729
2,300	Enstar Group, Ltd.[a]	340,561
134,000	First Potomac Realty Trust	1,675,000
17,800	Forestar Real Estate Group, Inc.[a]	310,610
90,900	Glacier Bancorp, Inc.	2,607,921
66,400	Golub Capital BDC, Inc.	1,150,712
81,100	Hatteras Financial Corporation	1,544,144
135,000	Hercules Technology Growth Capital, Inc.	2,127,600
75,400	Home Bancshares, Inc.	2,406,768
14,600	iShares Russell 2000 Value Index Fund	1,461,168
55,500	Janus Capital Group, Inc.	831,945
46,800	JMP Group, Inc.	341,640
18,000	Kilroy Realty Corporation	1,219,320
62,775	Kite Realty Group Trust	1,625,245
61,400	LaSalle Hotel Properties	2,407,494
19,800	Main Street Capital Corporation	629,244
142,600	Meadowbrook Insurance Group, Inc.	908,362
52,400	National Interstate Corporation	1,490,256
13,500	Piper Jaffray Companies[a]	762,210
41,500	Potlatch Corporation	1,825,585
95,500	ProAssurance Corporation	4,467,490
9,800	PS Business Parks, Inc.	825,356
80,500	Radian Group, Inc.[b]	1,356,425
144,400	Redwood Trust, Inc.	2,713,276
65,100	Safeguard Scientifics, Inc.[a]	1,298,745
4,300	Safety Insurance Group, Inc.	268,234
85,600	Sandy Spring Bancorp, Inc.	2,208,480
35,000	State Auto Financial Corporation	732,550
20,100	Strategic Hotels & Resorts, Inc.[a]	258,285
26,100	SVB Financial Group[a]	2,922,939
45,400	TCP Capital Corporation	766,806
61,200	THL Credit, Inc.	787,032
48,400	Washington Real Estate Investment Trust	1,367,784
56,500	Wintrust Financial Corporation	2,617,080

	Total	68,232,056

Health Care (3.9%)
11,900	Analogic Corporation	867,986
4,900	Atrion Corporation	1,617,049
29,800	National Healthcare Corporation	1,797,238
65,500	Triple-S Management Corporation[a]	1,450,170
85,200	West Pharmaceutical Services, Inc.	4,366,500

	Total	10,098,943

Industrials (26.6%)
61,500	A.O. Smith Corporation	3,281,025
69,100	Aegion Corporation[a]	1,265,912
118,200	Alaska Air Group, Inc.	6,291,786
28,000	Applied Industrial Technologies, Inc.	1,366,680
28,700	Astec Industries, Inc.	1,088,017
99,400	Beacon Roofing Supply, Inc.[a]	2,750,398
59,600	Celadon Group, Inc.	1,159,816
28,300	Circor International, Inc.	2,126,745
71,900	Comfort Systems USA, Inc.	1,104,384
54,400	ESCO Technologies, Inc.	2,068,288
38,100	Franklin Electric Company, Inc.	1,422,654
36,800	FTI Consulting, Inc.[a]	1,485,984
45,200	G & K Services, Inc.	2,850,764
31,300	Genesee & Wyoming, Inc.[a]	3,011,060
55,600	Gibraltar Industries, Inc.[a]	847,900
21,200	Greenbrier Companies, Inc.[b]	1,325,848
7,920	Hillenbrand, Inc.	263,657

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER SMALL CAP VALUE FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (96.8%)	Value
Industrials (26.6%) - continued
30,100	Hub Group, Inc.[a]	$1,092,329
35,000	Kaman Corporation	1,507,100
91,400	Kforce, Inc.	2,115,910
28,900	Kirby Corporation[a]	3,195,762
96,900	Kratos Defense & Security Solutions, Inc.[a]	675,393
45,700	Landstar System, Inc.	3,382,257
33,500	Luxfer Holdings plc ADR	533,655
53,100	Matson, Inc.	1,512,819
52,500	Matthews International Corporation	2,419,200
83,900	McGrath Rentcorp	3,064,867
29,400	Mine Safety Appliances Company	1,689,618
102,000	Navigant Consulting, Inc.[a]	1,569,780
22,600	Nordson Corporation	1,730,030
55,300	Pike Corporation[a]	660,282
39,200	Quanex Building Products Corporation	784,784
10,300	RBC Bearings, Inc.	625,725
24,300	Sun Hydraulics Corporation	967,383
34,100	Universal Forest Products, Inc.	1,703,977
42,700	Universal Truckload Services, Inc.	1,123,864
69,100	UTI Worldwide, Inc.[a]	755,263
30,900	Waste Connections, Inc.	1,541,910
40,780	Woodward, Inc.	2,088,344

	Total	68,451,170

Information Technology (10.5%)
47,500	Advanced Energy Industries, Inc.[a]	939,550
6,700	Badger Meter, Inc.	381,364
39,700	Belden, Inc.	2,826,243
75,400	Brooks Automation, Inc.	929,682
46,100	Cabot Microelectronics Corporation[a]	2,223,403
15,900	Cognex Corporation[a]	629,004
47,300	Cohu, Inc.	482,460
91,200	Electro Rent Corporation	1,389,888
103,100	Electro Scientific Industries, Inc.	732,010
45,700	Entegris, Inc.[a]	620,606
68,900	Fabrinet[a]	1,254,669
27,600	Intersil Corporation	366,804
122,400	Intevac, Inc.[a]	905,760
113,500	Ixia[a]	1,093,005
14,600	Littelfuse, Inc.	1,424,084
59,100	Methode Electronics, Inc.	2,327,358
27,800	Newport Corporation[a]	497,342
76,000	Progress Software Corporation[a]	1,968,400
137,400	ShoreTel, Inc.[a]	1,111,566
224,200	Sonus Networks, Inc.[a]	777,974
46,200	Synnex Corporation	3,196,116
53,800	Teradyne, Inc.	989,920

	Total	27,067,208

Materials (7.4%)
42,400	American Vanguard Corporation[b]	489,296
49,800	AptarGroup, Inc.	3,099,552
12,600	Carpenter Technology Corporation	630,630
45,400	Clearwater Paper Corporation[a]	2,921,490
16,800	Franco-Nevada Corporation	786,450
78,000	Innospec, Inc.	3,148,860
37,600	Minerals Technologies, Inc.	2,884,296
86,800	Myers Industries, Inc.	1,296,792
30,200	Ryerson Holding Corporation[a]	385,956
140,400	Sandstorm Gold, Ltd.[a,b]	405,756
29,100	Schnitzer Steel Industries, Inc.	685,305
51,200	Stillwater Mining Company[a]	672,256
150,100	Wausau Paper Corporation	1,484,489

	Total	18,891,128

Telecommunications Services (0.1%)
36,700	Premiere Global Services, Inc.[a]	384,249

	Total	384,249

Utilities (5.1%)
22,200	Black Hills Corporation	1,215,006
71,100	Cleco Corporation	3,822,336
47,400	El Paso Electric Company	1,793,616
39,200	NorthWestern Corporation	2,071,328
52,400	PNM Resources, Inc.	1,511,740
46,600	Southwest Gas Corporation	2,706,994

	Total	13,121,020

	Total Common Stock (cost $151,348,670)	248,802,742

Shares	Preferred Stock (0.2%)	Value
Health Care (0.2%)
30,846	National Healthcare Corporation, Convertible[c]	473,486

	Total	473,486

	Total Preferred Stock (cost $416,153)	473,486

Shares	Collateral Held for Securities Loaned (3.4%)	Value
8,739,961	Thrivent Cash Management Trust	8,739,961

	Total Collateral Held for Securities Loaned (cost $8,739,961)	8,739,961

Shares or Principal Amount	Short-Term Investments (2.9%)[d]	Value
7,402,448	Thrivent Cash Management Trust 0.050%	7,402,448

	Total Short-Term Investments (at amortized cost)	7,402,448

	Total Investments (cost $167,907,232) 103.3%	$265,418,637

	Other Assets and Liabilities, Net (3.3%)	(8,466,916)

	Total Net Assets 100.0%	$256,951,721

a	Non-income producing security.
b	All or a portion of the security is on loan,
c	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR - American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER SMALL CAP VALUE FUND

Schedule of Investments as of October 31, 2014

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$104,019,878
Gross unrealized depreciation	(6,950,848)

Net unrealized appreciation (depreciation)	$97,069,030

Cost for federal income tax purposes	$168,349,607

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2014, in valuing Partner Small Cap Value Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	32,035,155	32,035,155	–	–
Consumer Staples	2,450,750	2,450,750	–	–
Energy	8,071,063	8,071,063	–	–
Financials	68,232,056	68,232,056	–	–
Health Care	10,098,943	10,098,943	–	–
Industrials	68,451,170	68,451,170	–	–
Information Technology	27,067,208	27,067,208	–	–
Materials	18,891,128	18,104,678	786,450	–
Telecommunications Services	384,249	384,249	–	–
Utilities	13,121,020	13,121,020	–	–

Preferred Stock
Health Care	473,486	473,486	–	–
Collateral Held for Securities Loaned	8,739,961	8,739,961	–	–
Short-Term Investments	7,402,448	7,402,448	–	–

Total	$265,418,637	$264,632,187	$786,450	$–

There were no significant transfers between Levels during the period ended October 31, 2014. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Value Fund, is as follows:

Fund	Value October 31, 2013	Gross Purchases	Gross Sales	Shares Held at October 31, 2014	Value October 31, 2014	Income Earned November 1, 2013 - October 31, 2014
Cash Management Trust-Collateral Investment	$4,609,450	$67,313,953	$63,183,442	8,739,961	$8,739,961	$44,645
Cash Management Trust-Short Term Investment	7,881,847	28,436,401	28,915,800	7,402,448	7,402,448	3,358
Total Value and Income Earned	12,491,297				16,142,409	48,003

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (97.2%)	Value
Consumer Discretionary (11.9%)
116,360	Cheesecake Factory, Inc.	$5,345,578
42,200	G-III Apparel Group, Ltd.[a]	3,348,570
272,500	Houghton Mifflin Harcourt Company[a]	5,452,725
166,621	Ignite Restaurant Group, Inc.[a,b]	1,148,019
294,817	MDC Partners, Inc.	6,102,712
323,690	NutriSystem, Inc.	5,450,939
61,340	Oxford Industries, Inc.	3,757,075
74,050	Papa John’s International, Inc.	3,462,578
379,500	Tuesday Morning Corporation[a,b]	7,738,005

	Total	41,806,201

Consumer Staples (2.8%)
41,880	TreeHouse Foods, Inc.[a]	3,566,920
170,950	WhiteWave Foods Company[a]	6,364,468

	Total	9,931,388

Energy (4.2%)
131,270	Market Vectors Oil Service ETF	5,933,404
129,470	Oasis Petroleum, Inc.[a]	3,878,921
93,550	Rex Energy Corporation[a,b]	733,432
65,490	Rosetta Resources, Inc.[a]	2,490,585
269,591	Trinidad Drilling, Ltd.	1,755,732

	Total	14,792,074

Financials (20.6%)
29,622	Affiliated Managers Group, Inc.[a]	5,918,179
46,780	Allied World Assurance Company Holdings AG	1,777,640
74,800	American Assets Trust, Inc.	2,867,832
43,413	Argo Group International Holdings, Ltd.	2,422,445
116,310	Assured Guaranty, Ltd.	2,684,435
186,200	BBCN Bancorp, Inc.	2,632,868
403,160	CNO Financial Group, Inc.	7,309,291
179,800	Education Realty Trust, Inc.	2,024,548
36,560	Extra Space Storage, Inc.	2,126,330
246,270	Hanmi Financial Corporation	5,282,492
57,870	HCC Insurance Holdings, Inc.	3,020,235
57,020	iShares Russell 2000 Index Fund	6,646,251
91,150	PacWest Bancorp	3,888,459
103,400	Parkway Properties, Inc.	2,073,170
107,580	Pebblebrook Hotel Trust	4,582,908
15,520	SVB Financial Group[a]	1,738,085
254,440	Synovus Financial Corporation	6,452,599
150,490	Terreno Realty Corporation	3,169,319
31,660	Texas Capital Bancshares, Inc.[a]	1,936,009
143,370	Western Alliance Bancorp[a]	3,816,509

	Total	72,369,604

Health Care (10.2%)
70,100	Acorda Therapeutics, Inc.[a]	2,440,882
77,280	Akorn, Inc.[a]	3,442,824
55,330	Align Technology, Inc.[a]	2,911,465
173,070	BioScrip, Inc.[a,b]	1,118,032
222,172	ExamWorks Group, Inc.[a,b]	8,615,830
130,900	Neurocrine Biosciences, Inc.[a]	2,424,268
190,723	NuVasive, Inc.[a]	7,800,571
61,950	Teleflex, Inc.	7,069,734

	Total	35,823,606

Industrials (24.1%)
86,570	Apogee Enterprises, Inc.	3,800,423
115,690	CLARCOR, Inc.	7,746,602
64,420	Curtiss-Wright Corporation	4,458,508
241,711	EMCOR Group, Inc.	10,666,707
46,060	Esterline Technologies Corporation[a]	5,394,087
60,030	GATX Corporation	3,805,902
130,275	Granite Construction, Inc.	4,808,450
143,800	HNI Corporation	6,708,270
357,380	Interface, Inc.	5,728,801
211,400	Korn/Ferry International[a]	5,904,402
115,800	Landstar System, Inc.	8,570,358
233,440	Progressive Waste Solutions, Ltd.	6,823,451
10,790	Proto Labs, Inc.[a]	705,342
161,000	Ritchie Brothers Auctioneers, Inc.	3,926,790
72,390	Tennant Company	5,337,315

	Total	84,385,408

Information Technology (14.4%)
405,100	Atmel Corporation[a]	3,005,842
191,580	Broadridge Financial Solutions, Inc.	8,416,109
99,220	DST Systems, Inc.	9,559,847
52,330	FEI Company	4,410,372
90,350	Guidewire Software, Inc.[a]	4,512,079
139,696	Plantronics, Inc.	7,246,032
119,180	Textura Corporation[a,b]	3,174,955
90,900	Ubiquiti Networks, Inc.[b]	3,251,493
165,267	Virtusa Corporation[a]	6,772,642

	Total	50,349,371

Materials (4.3%)
44,400	Eagle Materials, Inc.	3,881,892
230,170	Horsehead Holding Corporation[a]	3,615,971
155,770	Materials Select Sector SPDR Fund	7,539,268

	Total	15,037,131

Telecommunications Services (1.0%)
97,803	Cogent Communications Holdings	3,319,434

	Total	3,319,434

Utilities (3.7%)
36,930	Laclede Group, Inc.	1,874,936
172,740	NorthWestern Corporation	9,127,582
51,990	Portland General Electric Company	1,892,956

	Total	12,895,474

	Total Common Stock (cost $283,287,256)	340,709,691

Shares	Collateral Held for Securities Loaned (3.8%)	Value

13,527,930	Thrivent Cash Management Trust	13,527,930

	Total Collateral Held for Securities Loaned (cost $13,527,930)	13,527,930

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of October 31, 2014

Shares or Principal Amount	Short-Term Investments (3.0%)[c]	Value
10,468,825	Thrivent Cash Management Trust 0.050%	$10,468,825

	Total Short-Term Investments (at amortized cost)	10,468,825

	Total Investments (cost $307,284,011) 104.0%	$364,706,446

	Other Assets and Liabilities, Net (4.0%)	(14,076,622)

	Total Net Assets 100.0%	$350,629,824

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$66,100,130
Gross unrealized depreciation	(8,678,466)

Net unrealized appreciation (depreciation)	$57,421,664

Cost for federal income tax purposes	$307,284,782

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2014, in valuing Small Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	41,806,201	41,806,201	–	–
Consumer Staples	9,931,388	9,931,388	–	–
Energy	14,792,074	13,036,342	1,755,732	–
Financials	72,369,604	72,369,604	–	–
Health Care	35,823,606	35,823,606	–	–
Industrials	84,385,408	84,385,408	–	–
Information Technology	50,349,371	50,349,371	–	–
Materials	15,037,131	15,037,131	–	–
Telecommunications Services	3,319,434	3,319,434	–	–
Utilities	12,895,474	12,895,474	–	–
Collateral Held for Securities Loaned	13,527,930	13,527,930	–	–
Short-Term Investments	10,468,825	10,468,825	–	–

Total	$364,706,446	$362,950,714	$1,755,732	$–

There were no significant transfers between Levels during the period ended October 31, 2014. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2014, for Small Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	847,682
Total Equity Contracts		847,682

Total		$847,682

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2014, for Small Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(870,806)
Total Equity Contracts		(870,806)

Total		($870,806)

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK FUND

Schedule of Investments as of October 31, 2014

The following table presents Small Cap Stock Fund’s average volume of derivative activity during the period ended October 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$10,060,362	2.9%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Stock Fund, is as follows:

Fund	Value October 31, 2013	Gross Purchases	Gross Sales	Shares Held at October 31, 2014	Value October 31, 2014	Income Earned November 1, 2013 - October 31, 2014
Cash Management Trust-Collateral Investment	$26,183,357	$126,945,231	$139,600,658	13,527,930	$13,527,930	$350,416
Cash Management Trust-Short Term Investment	24,933,198	93,961,074	108,425,447	10,468,825	10,468,825	9,042
Total Value and Income Earned	51,116,555				23,996,755	359,458

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP GROWTH FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (95.6%)	Value
Consumer Discretionary (20.0%)
64,840	Delphi Automotive plc	$4,472,663
40,890	Discovery Communications, Inc., Class Aa	1,445,462
119,990	Dollar Tree, Inc.[a]	7,267,794
83,340	Dunkin’ Brands Group, Inc.	3,790,303
86,310	HomeAway, Inc.[a]	3,012,219
104,920	Jarden Corporation[a]	6,829,243
87,860	Limited Brands, Inc.	6,336,463
98,210	Marriott International, Inc.	7,439,408
39,150	O’Reilly Automotive, Inc.[a]	6,885,702
50,220	PVH Corporation	5,742,657
17,820	Ralph Lauren Corporation	2,937,449
80,140	Ross Stores, Inc.	6,468,901
77,990	Starwood Hotels & Resorts Worldwide, Inc.	5,978,713
62,940	Toll Brothers, Inc.[a]	2,010,933
47,360	Tractor Supply Company	3,467,699
17,840	Ulta Salon Cosmetics & Fragrance, Inc.[a]	2,155,250
53,070	Under Armour, Inc.[a]	3,480,331
72,200	VF Corporation	4,886,496
14,160	Wynn Resorts, Ltd.	2,690,542

	Total	87,298,228

Consumer Staples (4.9%)
68,520	Hain Celestial Group, Inc.[a]	7,417,290
83,560	Monster Beverage Corporation[a]	8,429,533
67,790	United Natural Foods, Inc.[a]	4,611,075
23,048	Whole Foods Market, Inc.	906,478

	Total	21,364,376

Energy (3.6%)
78,287	Cameron International Corporation[a]	4,661,991
33,260	Concho Resources, Inc.[a]	3,626,338
33,670	HollyFrontier Corporation	1,527,944
35,570	SM Energy Company	2,002,591
126,410	Southwestern Energy Company[a]	4,109,589

	Total	15,928,453

Financials (10.7%)
44,960	Affiliated Managers Group, Inc.[a]	8,982,558
57,150	Ameriprise Financial, Inc.	7,210,616
105,790	Discover Financial Services	6,747,286
159,360	First Republic Bank	8,116,205
24,820	Intercontinental Exchange, Inc.	5,169,758
17,570	SVB Financial Group[a]	1,967,664
168,820	TD Ameritrade Holding Corporation	5,695,987
94,730	Zions Bancorporation	2,744,328

	Total	46,634,402

Health Care (16.2%)
29,370	Actavis, Inc.[a]	7,129,274
67,277	AmerisourceBergen Corporation	5,746,128
89,250	BioMarin Pharmaceutical, Inc.[a]	7,363,125
89,782	Catamaran Corporation[a]	4,279,908
101,350	Cerner Corporation[a]	6,419,509
22,310	Cooper Companies, Inc.	3,656,609
35,890	Covance, Inc.[a]	2,867,611
26,170	Cubist Pharmaceuticals, Inc.[a]	1,891,829
78,310	Envision Healthcare Holdings, Inc.[a]	2,736,934
20,970	Mettler-Toledo International, Inc.[a]	5,420,116
42,980	Mylan, Inc.[a]	2,301,579
63,260	Perrigo Company plc	10,213,327
48,730	Team Health Holdings, Inc.[a]	3,047,574
42,880	Teleflex, Inc.	4,893,466
14,480	Universal Health Services, Inc.	1,501,721
9,690	Vertex Pharmaceuticals, Inc.[a]	1,091,482

	Total	70,560,192

Industrials (16.4%)
47,157	AMETEK, Inc.	2,459,238
51,840	B/E Aerospace, Inc.[a]	3,859,488
28,480	Fastenal Company	1,254,259
24,055	Flowserve Corporation	1,635,499
113,150	Fortune Brands Home and Security, Inc.	4,893,738
48,630	GATX Corporation	3,083,142
61,880	Graco, Inc.	4,857,580
42,100	JB Hunt Transport Services, Inc.	3,358,317
95,680	Nielsen NV	4,065,443
30,510	Old Dominion Freight Line, Inc.[a]	2,223,264
157,030	Robert Half International, Inc.	8,602,103
46,090	Roper Industries, Inc.	7,296,047
136,100	Southwest Airlines Company	4,692,728
76,520	Stericycle, Inc.[a]	9,641,520
86,830	United Rentals, Inc.[a]	9,556,510

	Total	71,478,876

Information Technology (18.7%)
101,129	Agilent Technologies, Inc.	5,590,411
147,990	Amphenol Corporation	7,485,334
56,630	ANSYS, Inc.[a]	4,448,853
36,536	Autodesk, Inc.[a]	2,102,281
129,913	Ciena Corporation[a,b]	2,177,342
51,990	F5 Networks, Inc.[a]	6,393,730
215,370	Fortinet, Inc.[a]	5,610,389
80,400	Gartner, Inc.[a]	6,489,084
20,310	IAC InterActiveCorp	1,374,784
57,250	Imperva, Inc.[a,b]	2,345,533
8,210	LinkedIn Corporation[a]	1,879,762
45,680	Nice Systems, Ltd. ADR	1,858,262
88,329	Nuance Communications, Inc.[a]	1,362,916
154,460	NVIDIA Corporation	3,018,148
125,350	NXP Semiconductors NVa	8,606,531
196,950	QLIK Technologies, Inc.[a]	5,583,533
98,013	ServiceNow, Inc.[a]	6,658,023
40,750	Skyworks Solutions, Inc.	2,373,280
50,940	Synopsys, Inc.[a]	2,087,521
9,410	Ultimate Software Group, Inc.[a]	1,416,299
77,479	VeriFone Systems, Inc.[a]	2,886,868

	Total	81,748,884

Materials (3.4%)
44,100	Airgas, Inc.	4,918,914
38,200	Albemarle Corporation[b]	2,230,116
30,620	Celanese Corporation	1,798,313
84,300	FMC Corporation	4,834,605
71,370	Silver Wheaton Corporation	1,239,697

	Total	15,021,645

Telecommunications Services (1.7%)
51,240	SBA Communications Corporation[a]	5,755,789
42,570	TW Telecom, Inc.[a]	1,821,145

	Total	7,576,934

	Total Common Stock (cost $296,543,523)	417,611,990

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP GROWTH FUND

Schedule of Investments as of October 31, 2014

Shares	Collateral Held for Securities Loaned (0.4%)	Value
1,575,210	Thrivent Cash Management Trust	$1,575,210

	Total Collateral Held for Securities Loaned (cost $1,575,210)	1,575,210

Shares or Principal Amount	Short-Term Investments (3.7%)[c]	Value
16,400,100	Thrivent Cash Management Trust 0.050%	16,400,100

	Total Short-Term Investments (at amortized cost)	16,400,100

	Total Investments (cost $314,518,833) 99.7%	$435,587,300

	Other Assets and Liabilities, Net 0.3%	1,302,159

	Total Net Assets 100.0%	$436,889,459

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$125,398,855
Gross unrealized depreciation	(4,537,453)

Net unrealized appreciation (depreciation)	$120,861,402

Cost for federal income tax purposes	$314,725,898

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP GROWTH FUND

Schedule of Investments as of October 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2014, in valuing Mid Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	87,298,228	87,298,228	–	–
Consumer Staples	21,364,376	21,364,376	–	–
Energy	15,928,453	15,928,453	–	–
Financials	46,634,402	46,634,402	–	–
Health Care	70,560,192	70,560,192	–	–
Industrials	71,478,876	71,478,876	–	–
Information Technology	81,748,884	81,748,884	–	–
Materials	15,021,645	15,021,645	–	–
Telecommunications Services	7,576,934	7,576,934	–	–
Collateral Held for Securities Loaned	1,575,210	1,575,210	–	–
Short-Term Investments	16,400,100	16,400,100	–	–

Total	$435,587,300	$435,587,300	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2014. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Fund, is as follows:

Fund	Value October 31, 2013	Gross Purchases	Gross Sales	Shares Held at October 31, 2014	Value October 31, 2014	Income Earned November 1, 2013 – October 31, 2014
Cash Management Trust-Collateral Investment	$19,138,554	$121,916,092	$139,479,436	1,575,210	$1,575,210	$16,613
Cash Management Trust-Short Term Investment	18,686,520	101,397,345	103,683,765	16,400,100	16,400,100	9,481
Total Value and Income Earned	37,825,074				17,975,310	26,094

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER MID CAP VALUE FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (96.9%)	Value
Consumer Discretionary (13.4%)
29,657	AMC Networks, Inc.[a]	$1,798,697
12,145	Expedia, Inc.	1,031,961
14,782	Fossil, Inc.[a]	1,502,738
68,062	Gap, Inc.	2,578,869
24,350	GNC Holdings, Inc.	1,012,230
46,316	Liberty Interactive Corporation[a]	1,210,700
17,079	Liberty Media Corporation, Class Aa	820,134
35,403	Liberty Media Corporation, Class Ca	1,696,866
6,584	Liberty Ventures[a]	231,098
80,322	MGM Resorts International[a]	1,867,486
11,875	Mohawk Industries, Inc.[a]	1,686,725
14,883	PVH Corporation	1,701,871
10,013	Scripps Networks Interactive, Inc.	773,404
135,429	Staples, Inc.	1,717,240
27,444	Starwood Hotels & Resorts Worldwide, Inc.	2,103,857
54,527	Toll Brothers, Inc.[a]	1,742,138

	Total	23,476,014

Consumer Staples (6.1%)
54,514	ConAgra Foods, Inc.	1,872,556
8,657	Constellation Brands, Inc.[a]	792,462
10,795	Energizer Holdings, Inc.	1,324,007
34,872	Kroger Company	1,942,719
10,664	Molson Coors Brewing Company	793,188
64,643	Tyson Foods, Inc.	2,608,345
33,700	Whole Foods Market, Inc.	1,325,421

	Total	10,658,698

Energy (5.9%)
20,323	Cameron International Corporation[a]	1,210,235
16,042	Cimarex Energy Company	1,823,494
30,868	Oil States International, Inc.[a]	1,844,054
53,708	QEP Resources, Inc.	1,346,460
73,044	Southwestern Energy Company[a]	2,374,660
24,612	Tesoro Corporation	1,757,543

	Total	10,356,446

Financials (27.0%)
34,325	Arthur J. Gallagher & Company	1,637,303
14,930	AvalonBay Communities, Inc.	2,326,691
44,492	Brixmor Property Group, Inc.	1,083,825
19,511	Camden Property Trust	1,495,908
86,038	DDR Corporation	1,560,729
12,489	Everest Re Group, Ltd.	2,131,248
149,257	Fifth Third Bancorp	2,983,647
211,091	Huntington Bancshares, Inc.	2,091,912
61,159	Invesco, Ltd.	2,475,105
57,681	Lincoln National Corporation	3,158,612
22,729	M&T Bank Corporation	2,777,029
31,472	NASDAQ OMX Group, Inc.	1,361,479
146,555	Navient Corporation	2,898,858
58,358	Principal Financial Group, Inc.	3,056,209
35,862	Raymond James Financial, Inc.	2,012,934
42,430	RLJ Lodging Trust	1,367,095
10,967	Signature Bank[a]	1,328,433
205,482	SLM Corporation	1,962,353
76,031	Starwood Property Trust, Inc.	1,715,259
20,688	Taubman Centers, Inc.	1,573,322
35,366	Unum Group	1,183,346
34,171	Validus Holdings, Ltd.	1,359,322
39,297	Voya Financial, Inc.	1,542,407
68,711	XL Group plc	2,327,929

	Total	47,410,955

Health Care (9.3%)
27,091	Cardinal Health, Inc.	2,126,102
41,492	CIGNA Corporation	4,131,358
43,427	Endo International plc[a]	2,906,135
24,796	Envision Healthcare Holdings, Inc.[a]	866,620
17,996	Laboratory Corporation of America Holdings[a]	1,966,783
33,161	Mylan, Inc.[a]	1,775,772
23,347	Zimmer Holdings, Inc.	2,597,120

	Total	16,369,890

Industrials (9.8%)
14,540	Alliant Techsystems, Inc.	1,700,598
27,326	Armstrong World Industries, Inc.[a]	1,323,125
43,996	Fortune Brands Home and Security, Inc.	1,902,827
100,280	Hertz Global Holdings, Inc.[a]	2,198,138
9,850	Kansas City Southern	1,209,481
40,867	Terex Corporation	1,175,744
57,982	Textron, Inc.	2,407,992
18,700	Timken Company	803,913
40,119	Triumph Group, Inc.	2,793,486
30,843	United Continental Holdings, Inc.[a]	1,628,819

	Total	17,144,123

Information Technology (12.8%)
34,633	Agilent Technologies, Inc.	1,914,512
56,674	Altera Corporation	1,947,885
43,597	Analog Devices, Inc.	2,163,283
20,166	AOL, Inc.[a]	877,826
216,048	Atmel Corporation[a]	1,603,076
118,355	Brocade Communications Systems, Inc.	1,269,949
16,685	Check Point Software Technologies, Ltd.[a]	1,238,861
30,235	Citrix Systems, Inc.[a]	1,941,994
32,704	Informatica Corporation[a]	1,166,225
65,498	Juniper Networks, Inc.	1,380,043
105,260	Maxim Integrated Products, Inc.	3,088,328
30,516	NetApp, Inc.	1,306,085
14,993	Red Hat, Inc.[a]	883,388
124,159	Xerox Corporation	1,648,832

	Total	22,430,287

Materials (5.7%)
18,881	Carpenter Technology Corporation	944,994
26,786	Celanese Corporation	1,573,142
6,216	CF Industries Holdings, Inc.	1,616,160
28,649	Packaging Corporation of America	2,065,020
15,583	Reliance Steel & Aluminum Company	1,051,541
22,231	Timkensteel Corporation	902,134
21,991	Valspar Corporation	1,806,780

	Total	9,959,771

Utilities (6.9%)
93,399	FirstEnergy Corporation	3,487,519
59,893	NRG Energy, Inc.	1,795,592
39,541	PG&E Corporation	1,989,703
23,382	SCANA Corporation	1,283,438

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER MID CAP VALUE FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (96.9%)	Value
Utilities (6.9%) - continued
31,989	Sempra Energy	$3,518,790

	Total	12,075,042

	Total Common Stock (cost $146,834,775)	169,881,226

Shares or Principal Amount	Short-Term Investments (3.2%)[b]	Value
5,641,758	Thrivent Cash Management Trust 0.050%	5,641,758

	Total Short-Term Investments (at amortized cost)	5,641,758

	Total Investments (cost $152,476,533) 100.1%	$175,522,984

	Other Assets and Liabilities, Net (0.1%)	(256,365)

	Total Net Assets 100.0%	$175,266,619

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$25,140,530
Gross unrealized depreciation	(2,530,080)

Net unrealized appreciation (depreciation)	$22,610,450

Cost for federal income tax purposes	$152,912,534

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2014, in valuing Partner Mid Cap Value Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	23,476,014	23,476,014	–	–
Consumer Staples	10,658,698	10,658,698	–	–
Energy	10,356,446	10,356,446	–	–
Financials	47,410,955	47,410,955	–	–
Health Care	16,369,890	16,369,890	–	–
Industrials	17,144,123	17,144,123	–	–
Information Technology	22,430,287	22,430,287	–	–
Materials	9,959,771	9,959,771	–	–
Utilities	12,075,042	12,075,042	–	–
Short-Term Investments	5,641,758	5,641,758	–	–

Total	$175,522,984	$175,522,984	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2014. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Mid Cap Value Fund, is as follows:

Fund	Value October 31, 2013	Gross Purchases	Gross Sales	Shares Held at October 31, 2014	Value October 31, 2014	Income Earned November 1, 2013 - October 31, 2014
Cash Management Trust-Short Term Investment	$2,568,093	$45,128,500	$42,054,835	5,641,758	$5,641,758	$1,448
Total Value and Income Earned	2,568,093				5,641,758	1,448

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (95.8%)	Value
Consumer Discretionary (9.1%)
245,800	Cheesecake Factory, Inc.[a]	$11,292,052
321,300	DISH Network Corporation[b]	20,450,745
107,350	Harman International Industries, Inc.	11,522,949
11,100	Michael Kors Holdings, Ltd.[b]	872,349
217,350	Omnicom Group, Inc.	15,618,771
179,350	Scripps Networks Interactive, Inc.	13,852,994
379,750	Toll Brothers, Inc.[b]	12,133,012

	Total	85,742,872

Consumer Staples (5.0%)
107,950	Green Mountain Coffee Roasters, Inc.	16,381,412
143,950	Ingredion, Inc.	11,120,137
128,550	Molson Coors Brewing Company	9,561,549
262,650	WhiteWave Foods Company[b]	9,778,460

	Total	46,841,558

Energy (5.6%)
56,250	Atwood Oceanics, Inc.[b]	2,286,562
38,150	Cameron International Corporation[b]	2,271,832
27,200	Cimarex Energy Company	3,091,824
21,450	Concho Resources, Inc.[b]	2,338,694
159,200	Danbury Resources, Inc.	1,974,080
20,550	Energen Corporation	1,391,235
37,950	Ensco plc	1,540,390
22,850	EQT Corporation	2,148,814
22,650	Gulfport Energy Corporation[b]	1,136,577
95,750	Helix Energy Solutions Group, Inc.[b]	2,550,780
38,900	Helmerich & Payne, Inc.[a]	3,377,298
61,750	HollyFrontier Corporation	2,802,215
33,450	National Oilwell Varco, Inc.	2,429,808
55,350	Newfield Exploration Company[b]	1,804,964
63,750	Noble Corporation	1,333,650
43,550	Noble Energy, Inc.	2,509,787
38,750	Oasis Petroleum, Inc.[b]	1,160,950
41,300	Oceaneering International, Inc.	2,902,151
36,800	Oil States International, Inc.[b]	2,198,432
13,300	Pioneer Natural Resources Company	2,514,498
59,850	Rowan Companies plc	1,452,559
32,200	SM Energy Company	1,812,860
138,250	Superior Energy Services, Inc.	3,476,988
37,000	Whiting Petroleum Corporation[b]	2,265,880

	Total	52,772,828

Financials (22.7%)
157,550	Camden Property Trust	12,079,359
182,750	Digital Realty Trust, Inc.	12,607,923
588,300	Duke Realty Corporation	11,154,168
299,400	First Republic Bank	15,248,442
281,103	Gaming and Leisure Properties, Inc.	8,784,469
319,076	HCC Insurance Holdings, Inc.	16,652,576
716,459	Host Hotels & Resorts, Inc.	16,700,659
2,101,850	Huntington Bancshares, Inc.	20,829,333
939,400	KeyCorp	12,400,080
357,832	Lazard, Ltd.	17,608,913
117,550	M&T Bank Corporation[a]	14,362,259
474,400	NASDAQ OMX Group, Inc.	20,522,544
259,890	Northern Trust Corporation	17,230,707
609,602	Zions Bancorporation	17,660,170

	Total	213,841,602

Health Care (14.5%)
306,700	Acorda Therapeutics, Inc.[b]	10,679,294
985,050	Allscripts Healthcare Solutions, Inc.[b]	13,514,886
107,564	C.R. Bard, Inc.	17,637,269
156,000	Centene Corporation[b]	14,456,520
706,750	Hologic, Inc.[b]	18,509,783
117,200	Illumina, Inc.[b]	22,570,376
100,400	Mallinckrodt, LLC[b]	9,254,872
165,600	Universal Health Services, Inc.	17,174,376
116,250	Waters Corporation[b]	12,880,500

	Total	136,677,876

Industrials (14.8%)
612,241	ADT Corporation[a]	21,942,717
212,200	Flowserve Corporation	14,427,478
121,850	Huntington Ingalls Industries, Inc.	12,894,167
132,248	Manpower, Inc.	8,827,554
469,644	Oshkosh Corporation	21,021,265
141,118	Parker Hannifin Corporation	17,926,220
896,550	Southwest Airlines Company	30,913,044
116,850	WABCO Holdings, Inc.[b]	11,378,853

	Total	139,331,298

Information Technology (18.4%)
115,300	Alliance Data Systems Corporation[b]	32,670,255
1,208,640	Applied Materials, Inc.	26,698,858
220,853	eBay, Inc.[b]	11,594,783
547,800	Juniper Networks, Inc.	11,542,146
374,850	NetApp, Inc.	16,043,580
1,480,412	NVIDIA Corporation	28,927,250
286,150	Red Hat, Inc.[b]	16,859,958
727,001	Teradyne, Inc.	13,376,818
241,300	Ubiquiti Networks, Inc.[a]	8,631,301
74,150	Workday, Inc.[b]	7,079,842

	Total	173,424,791

Materials (4.2%)
374,000	Owens-Illinois, Inc.[b]	9,637,980
212,914	Silgan Holdings, Inc.	10,466,852
868,894	Steel Dynamics, Inc.	19,993,251

	Total	40,098,083

Utilities (1.5%)
336,850	Public Service Enterprise Group, Inc.	13,915,274

	Total	13,915,274

	Total Common Stock (cost $646,445,543)	902,646,182

Shares	Collateral Held for Securities Loaned (4.5%)	Value
42,247,150	Thrivent Cash Management Trust	42,247,150

	Total Collateral Held for Securities Loaned (cost $42,247,150)	42,247,150

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK FUND

Schedule of Investments as of October 31, 2014

Shares or Principal Amount	Short-Term Investments (4.3%)[c]	Value
40,850,015	Thrivent Cash Management Trust 0.050%	$40,850,015

	Total Short-Term Investments (at amortized cost)	40,850,015

	Total Investments (cost $729,542,708) 104.6%	$985,743,347

	Other Assets and Liabilities, Net (4.6%)	(43,518,024)

	Total Net Assets 100.0%	$942,225,323

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$267,214,009
Gross unrealized depreciation	(11,035,181)

Net unrealized appreciation (depreciation)	$256,178,828

Cost for federal income tax purposes	$729,564,519

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2014, in volving Mid Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	85,742,872	85,742,872	–	–
Consumer Staples	46,841,558	46,841,558	–	–
Energy	52,772,828	52,772,828	–	–
Financials	213,841,602	213,841,602	–	–
Health Care	136,677,876	136,677,876	–	–
Industrials	139,331,298	139,331,298	–	–
Information Technology	173,424,791	173,424,791	–	–
Materials	40,098,083	40,098,083	–	–
Utilities	13,915,274	13,915,274	–	–
Collateral Held for Securities Loaned	42,247,150	42,247,150	–	–
Short-Term Investments	40,850,015	40,850,015	–	–

Total	$985,743,347	$985,743,347	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2014. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Fund, is as follows:

Fund	Value October 31, 2013	Gross Purchases	Gross Sales	Shares Held at October 31, 2014	Value October 31, 2014	Income Earned November 1, 2013 – October 31, 2014
Cash Management Trust-Collateral Investment	$96,425,470	$394,507,597	$448,685,917	42,247,150	$42,247,150	$347,781
Cash Management Trust-Short Term Investment	37,146,950	156,229,512	152,526,447	40,850,015	40,850,015	26,878
Total Value and Income Earned	133,572,420				83,097,165	374,659

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (86.5%)	Value
Australia (3.6%)
12,771	Abacus Property Group	$30,410
29,759	AWE, Ltd.[a]	46,132
1,019,099	Beach Energy, Ltd.	1,054,158
181,278	BHP Billiton, Ltd.	5,423,285
13,729	BT Investment Management, Ltd.	75,634
50,168	Cabcharge Australia, Ltd.	218,781
256,255	Challenger, Ltd.	1,576,143
66,058	Charter Hall Group	254,292
69,884	Cover-More Group, Ltd.	136,476
595,921	CSR, Ltd.	1,823,900
15,825	Domino’s Pizza Enterprises, Ltd.	377,186
209,889	Downer EDI, Ltd.	886,331
194,263	DuluxGroup, Ltd.	918,066
310,834	Echo Entertainment Group, Ltd.	1,043,691
16,322	GUD Holdings, Ltd.	103,315
404,001	Harvey Norman Holdings, Ltd.	1,358,569
112,899	iiNet, Ltd.	796,711
976,080	Incitec Pivot, Ltd.	2,504,723
40,722	Independence Group NL	163,072
255,115	Investa Office Fund	804,917
3,688	Invocare, Ltd.	39,352
83,199	M2 Telecommunications Group, Ltd.	577,294
44,168	Macquarie Group, Ltd.	2,387,023
17,876	Monadelphous Group, Ltd.	198,275
573,072	Mount Gibson Iron, Ltd.	227,712
29,381	Northern Star Resources, Ltd.	28,336
53,254	NRW Holdings, Ltd.	35,646
10,103	Premier Investment, Ltd.	95,859
46,344	Ramsay Health Care, Ltd.	2,142,415
31,592	RCR Tomlinson, Ltd.	75,893
16,347	SAI Global, Ltd.	59,172
22,003	Sandfire Resources NL	109,183
86,752	Shopping Centres Australasia Property Group	138,470
160,293	Sigma Pharmaceuticals, Ltd.	109,211
56,021	Slater & Gordon, Ltd.	302,681
152,325	Spark Infrastructure Group	256,057
6,857	Tassal Group, Ltd.	22,273
11,222	Village Roadshow, Ltd.	69,513
107,901	Woolworths, Ltd.	3,424,314

	Total	29,894,471

Austria (0.7%)
87,881	AMS AG	3,151,326
25,747	CA Immobilien Anlagen AGa	493,841
2,323	Flughafen Wien Aktiengesellschaft	213,206
6,056	Osterreichische Post AG	295,405
41,544	Voestalpine AG	1,664,164

	Total	5,817,942

Belgium (0.7%)
42,597	Anheuser-Busch InBev NV	4,723,762
1,061	Befimmo SA	81,770
19,503	bpost SA	482,816
1,238	Compagnie Maritime Belge	24,246
10,798	Exmar NV	150,943
1,856	Ion Beam Applications SAa	32,423
4,375	Kinepolis Group NV	175,167
5,566	Melexis NV	253,856

	Total	5,924,983

Bermuda (0.8%)
116,284	Catlin Group, Ltd.	998,967
3,700	Hoegh LNG Holdings, Ltd.[a]	47,726
92,775	Jardine Matheson Holdings, Ltd.	5,559,817
9,000	Orient Overseas International, Ltd.	51,275
211,000	Pacific Basin Shipping, Ltd.	101,539

	Total	6,759,324

Brazil (1.4%)
30,900	Ambev SA	204,570
199,399	Banco Bradesco SA ADR	2,986,997
22,700	BR Properties SA	114,689
58,100	Embraer SA	561,308
39,800	Even Construtora e Incorporadora SA	86,092
8,400	Iochpe-Maxion SA	57,818
19,800	Itau Unibanco Holding SA	293,656
40,000	Lojas Renner SA	1,195,728
48,707	Multiplan Empreendimentos Imobiliarios SA	1,007,399
11,100	Natura Cosmeticos SA	161,266
118,500	Souza Cruz SA	957,411
102,412	Ultrapar Participacoes SA	2,233,895
153,032	Vale SA ADR[b]	1,544,093
12,300	WEG SA	145,094

	Total	11,550,016

Canada (3.6%)
82,712	Alimentation Couche-Tard, Inc.	2,807,093
236,400	Bankers Petroleum, Ltd.[a]	908,222
35,768	Baytex Energy Corporation	1,092,986
87,871	Brookfield Asset Management, Inc.	4,301,355
25,195	Canadian Imperial Bank of Commerce	2,300,087
56,848	Canadian National Railway Company	4,007,934
99,817	Canadian Natural Resources, Ltd.	3,483,256
11,100	Canadian Tire Corporation, Ltd.	1,217,006
29,350	Entertainment One, Ltd.	147,300
32,200	Magna International, Inc.	3,178,145
22,128	Open Text Corporation	1,222,189
35,278	Royal Bank of Canada	2,504,408
66,288	Saputo, Inc.	1,880,919
27,704	Suncor Energy, Inc.	983,731

	Total	30,034,631

Cayman Islands (<0.1%)
42,000	Xinyi Glass Holdings Company, Ltd.	24,816

	Total	24,816

Chile (0.2%)
421,686	Aguas Andinas SA	254,414
55,146	Banco Santander Chile SA ADR	1,168,544

	Total	1,422,958

China (1.0%)
454,000	Air China, Ltd.	294,010
121,500	Anhui Conch Cement Company, Ltd.[b]	397,896
185,000	China Construction Bank Corporation	138,028
232,000	China Shenhua Energy Company, Ltd.	653,900
312,000	CNOOC, Ltd.	488,557
312,000	Dongfeng Motor Group Company, Ltd.	482,495
977,000	FIH Mobile, Ltd.[a]	520,499
66,000	Haitian International Holdings, Ltd.	141,575
1,604,195	Lenovo Group, Ltd.	2,364,591
2,199,000	PetroChina Company, Ltd.	2,753,027

	Total	8,234,578

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (86.5%)	Value
Colombia (0.1%)
9,879	Bancolombia SA ADR	$558,855

	Total	558,855

Cyprus (<0.1%)
12,857	Globaltrans Investment plc	95,270

	Total	95,270

Czech Republic (0.1%)
11,967	CEZ AS	331,033
3,721	Komercni Banka AS	797,193

	Total	1,128,226

Denmark (1.3%)
880	A P Moller - Maersk AS	2,053,547
3,433	Aktieselskabet Schouw & Company	152,101
177,975	Danske Bank AS	4,887,246
22,874	Novo Nordisk AS	1,033,967
13,777	Pandora AS	1,161,560
7,238	Royal Unibrew ASa	1,183,149
1,628	Zealand Pharma ASa	18,646

	Total	10,490,216

Faroe Islands (0.1%)
17,038	Bakkafrost PF	416,597

	Total	416,597

Finland (0.4%)
7,895	Cramo OYJ	115,143
6,589	Huhtamaki OYJ	167,197
33,669	Orion OYJ	1,145,135
12,557	Ramirent OYJ	100,219
19,987	Sponda OYJ	91,511
204,283	Stora Enso OYJ	1,686,990
1,095	Tieto OYJ	27,763

	Total	3,333,958

France (5.8%)
5,061	ABC Arbitrage	30,506
33,144	Air France-KLM[a]	280,004
5,490	Altamir	68,798
6,158	Assystem	124,347
307,700	AXA SA	7,107,412
11,699	Belvedere SAa	163,314
3,360	Boiron SA	298,783
1,306	Bourbon SA	33,878
87,309	Cap Gemini SA	5,744,590
3,238	Cegid Group	119,175
28,900	Christian Dior SA	5,113,910
138,103	Compagnie de Saint-Gobain	5,936,333
6,939	Etablissements Maurel et Prom[a]	82,936
1,523	Euler Hermes Group	149,192
192,775	GDF Suez	4,680,557
10,485	Ingenico	1,044,549
4,658	Innate Pharma SAa	42,919
11,933	Ipsen SA	586,560
3,273	Korian Medica SA	118,412
22,503	Mercialys SA	497,018
300,395	Natixis	2,067,761
13,012	Neopost SA	903,030
83,390	Orange SA	1,327,598
25,786	Orpea	1,573,262
7,064	Saft Groupe SA	210,124
1,012	Societe de la Tour Eiffel[a]	56,938
134,466	Technicolor SAa	793,889
33,447	Thales SA	1,660,976
78,350	Total SA	4,677,748
12,921	Valneva SEa	71,271
2,188	Vicat SA	149,635
39,812	Vinci SA	2,272,398

	Total	47,987,823

Germany (4.5%)
11,261	Allianz SE	1,790,745
2,134	Alstria Office REIT AGa	26,494
7,115	Aurelius AG	247,973
35,432	Balda AG	121,660
16,856	Bayer AG	2,410,772
1,589	Biotest AG	160,734
48,041	Borussia Dortmund GmbH & Company KGaA	254,423
4,714	Centrotec Sustainable AG	76,349
10,031	Continental AG	1,975,762
7,629	CTS Eventim AG & Company KGaA	201,586
78,545	Daimler AG	6,124,065
2,124	Deutsche Beteiligungs AG	58,223
25,265	Deutsche Boerse AG	1,729,217
15,522	Deutsche EuroShop AG	694,463
101,129	Deutsche Post AG	3,184,529
34,817	Duerr AG	2,445,689
10,052	Gerresheimer AG	559,312
1,483	Hamborner REIT AG	15,251
17,358	Hochtief AG	1,284,469
3,393	Homag Group AG	119,560
4,273	KUKA AG	269,300
5,397	MorphoSys AGa	511,214
553	Nemetschek AG	55,119
895	R. Stahl AB	44,358
61,445	Rhoen-Klinikum AG	1,829,520
14,030	Rhoen-Klinikum AG Rights[a]	11,815
3,891	SAP SE ADR[b]	265,115
19,449	Siemens AG	2,193,717
7,358	Sixt SE	238,034
284	STRATEC Biomedical AG	15,053
14,689	Suedzucker AG	204,530
23,335	Symrise AG	1,315,610
7,902	Takkt AG	123,241
187,975	ThyssenKrupp AGa	4,530,489
43,708	United Internet AG	1,714,156
623	Wacker Chemie AG	75,494
2,054	Wacker Neuson SE	39,968
2,471	Wincor Nixdorf AG	113,642

	Total	37,031,651

Hong Kong (3.6%)
504,400	AIA Group, Ltd.	2,814,766
427,000	BOC Hong Kong (Holdings), Ltd.	1,421,444
240,000	Brightoil Petroleum Holdings, Ltd.[a]	76,723
83,000	Cheung Kong Holdings, Ltd.	1,473,439
360,000	China Mobile, Ltd.	4,479,307
13,000	Chow Sang Sang Holdings International, Ltd.	32,139
17,200	Dah Sing Banking Group, Ltd.	31,251
60,669	Dah Sing Financial Holdings, Ltd.	377,769
76,840	Dickson Concepts, Ltd.	40,273
165,000	Emperor Entertainment Hotel, Ltd.	49,574
220,000	Emperor International Holdings, Ltd.	47,970
122,100	Esprit Holdings, Ltd.	152,951
23,000	Great Eagle Holdings, Ltd.	77,420

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (86.5%)	Value
Hong Kong (3.6%) - continued
2,650,425	Guangzhou Automobile Group Company, Ltd.	$2,358,156
57,000	Guotai Junan International Holdings, Ltd.	39,816
48,000	Haitong International Securities Group, Ltd.	28,525
393,000	Hang Lung Group, Ltd.	1,977,208
630,000	HKT Trust and HKT, Ltd.	767,487
337,175	Hutchison Whampoa, Ltd.	4,275,569
10,000	Luk Fook Holdings International, Ltd.	29,817
1,968,752	New World Development Company, Ltd.	2,474,736
272,000	NewOcean Energy Holdings, Ltd.	128,133
1,796,000	PCCW, Ltd.	1,141,747
161,000	Samson Holding, Ltd.	20,968
89,000	Shenzhou International Group Holdings, Ltd.	307,268
546,000	Shun Tak Holdings, Ltd.	278,178
145,500	Sinotruk Hong Kong, Ltd.	75,419
94,000	Sunlight Real Estate Investment Trust	40,854
150,500	Swire Pacific, Ltd., Class A	1,974,041
270,000	Swire Pacific, Ltd., Class B	654,646
166,950	Swire Properties, Ltd.	534,959
592,000	Truly International Holdings, Ltd.	300,911
256,000	United Laboratories International Holdings[a]	196,388
17,700	VTech Holdings, Ltd.	221,617
54,000	Weichai Power Company, Ltd.	207,288
200,000	Wheelock and Company, Ltd.	964,024

	Total	30,072,781

Hungary (0.2%)
38,316	OTP Bank Nyrt	634,576
70,010	Richter Gedeon Nyrt	1,067,984

	Total	1,702,560

India (1.8%)
9,500	Grasim Industries, Ltd.	542,640
27,779	Hero Motocorp, Ltd.	1,387,239
129,000	Hindustan Unilever, Ltd.	1,550,206
167,191	Housing Development Finance Corporation	3,011,228
55,000	ICICI Bank, Ltd.	1,460,754
45,500	Infosys, Ltd.	3,016,222
339,864	ITC, Ltd.	1,965,222
13,539	Reliance Industries, Ltd. GDR[c]	437,612
31,428	Ultra Tech Cement, Ltd.	1,303,884

	Total	14,675,007

Indonesia (0.4%)
4,520,800	Astra International Tbk PT	2,534,863
210,200	Bank Mandiri Persero Tbk PT	180,531
227,000	Bank Rakyat Indonesia Persero Tbk PT	208,022
179,700	Indo Tambangraya Megah Tbk PT	315,305
24,200	Indocement Tunggal Prakarsa Tbk PT	47,964
133,400	United Tractors Tbk PT	202,634

	Total	3,489,319

Ireland (0.4%)
57,164	Beazley plc	240,100
18,366	DCC plc	1,029,240
8,359	Grafton Group plc	84,855
7,912	Greencore Group plc	33,199
141,785	Henderson Group plc	477,485
59,466	Smurfit Kappa Group plc	1,228,670

	Total	3,093,549

Israel (0.5%)
322,624	Israel Chemicals, Ltd.	2,175,091
11,132	Plus500, Ltd.	91,150
35,974	Teva Pharmaceutical Industries, Ltd. ADR	2,031,452

	Total	4,297,693

Italy (3.3%)
174,667	A2A SPA	175,143
9,543	Acea SPA	116,718
34,805	Ascopiave SPA	81,562
245,535	Assicurazioni Generali SPA	5,038,480
21,183	ASTM SPA	254,806
46,362	Autogrill SPA[a]	314,216
17,629	Banca IFIS SPA	310,483
166,414	Banca Popolare di Milano SCRL[a]	125,430
332,629	Beni Stabili SPA	229,355
5,121	Brembo SPA	169,819
7,555	Cairo Communication SPA	50,784
42,911	Cementir Holding SPA	257,833
2,176	Cosmo Pharmaceuticals SPA	342,025
29,491	Credito Emiliano SPA	227,246
4,824	De’Longhi	94,409
420,754	Enel SPA	2,150,016
262,117	Eni SPA	5,584,371
37,671	ERG SPA	431,711
228,067	Hera SPA	600,611
22,252	Immobiliare Grande Distribuzione SPA	18,584
36,252	Indesit Company SPA[a]	498,358
6,239	Industria Macchine Automatiche SPA	244,613
2,429,632	Intesa Sanpaolo SPA	7,142,526
243,810	IREN SPA	294,823
146,765	Recordati SPA	2,539,428
1,281	Reply SPA	94,527
3,007	Societa Cattolica di Assicurazioni SCRL	46,572
5,726	Societa Iniziative Autostradali e Servizi SPA	57,373

	Total	27,491,822

Japan (15.3%)
50,800	Alpine Electronics, Inc.	867,129
8,300	AOKI Holdings, Inc.	93,095
54,000	Aoyama Trading Company, Ltd.	1,284,389
12,900	Asahi Diamond Industrial Company, Ltd.	156,535
53,200	Asahi Group Holdings, Ltd.	1,650,203
4,400	ASKA Pharmaceutical Company, Ltd.	48,554
52,448	Avex Group Holdings, Inc.	779,038
64,400	Bandai Namco Holdings, Inc.	1,598,264
96,000	Bridgestone Corporation	3,208,104
60,800	Brother Industries, Ltd.	1,082,517
1,600	C. Uyemura & Company, Ltd.	76,099
12,500	Canon Marketing Japan, Inc.	255,553
14,700	Century Tokyo Leasing Corporation	384,948
7,900	Chiyoda Integre Company, Ltd.	136,201
22,000	Chugoku Marine Paints, Ltd.	173,860
31,100	CKD Corporation	272,835
202,000	Clarion Company, Ltd.[a]	664,755
4,500	Colowide Company, Ltd.	53,922
12,500	COMSYS Holdings Corporation	223,157

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (86.5%)	Value
Japan (15.3%) - continued
16,000	Daido Metal Company, Ltd.	$187,995
69,000	Daihen Corporation	244,299
12,358	Daiichikosho Company, Ltd.	311,872
2,000	Daiwa Industries, Ltd.	15,250
506,189	Daiwa Securities Group, Inc.	4,000,392
6,600	DCM Holdings Company, Ltd.	44,216
4,000	Denki Kogyo Company, Ltd.	20,918
182,000	DIC Corporation	373,007
2,800	Doshisha Company, Ltd.	46,304
17,500	Doutor Nichires Holdings Company, Ltd.	260,703
1,400	Dr. Ci:Labo Company, Ltd.	44,470
16,590	Eagle Industry Company, Ltd.	318,207
70,900	EDION Corporation	505,853
11,118	EIZO Corporation	203,270
4,478	EN-Japan, Inc.	78,945
11,000	Ezaki Glico Company, Ltd.	356,085
25,027	Fancl Corporation	343,308
22,200	Foster Electric Company, Ltd.	351,708
34	Frontier Real Estate Investment Corporation	156,605
278,000	Fuji Electric Company, Ltd.	1,221,385
108,700	Fuji Heavy Industries, Ltd.	3,617,877
32,016	Fuji Machine Manufacturing Company, Ltd.	308,185
23,500	Fuji Oil Company, Ltd.	373,200
6,300	Fuji Soft, Inc.	155,962
47,231	Fujitsu General, Ltd.	591,257
220,000	Fujitsu, Ltd.	1,337,482
10,900	Funai Electric Company, Ltd.	97,753
5,100	Fuyo General Lease Company, Ltd.	201,355
152	Global One Real Estate Investment Corporation	470,968
13,300	G-Tekt Corporation	132,659
106,000	Hakuhodo Dy Holdings, Inc.	1,048,289
67	Hankyu REIT, Inc.	382,775
18,000	Hanwa Company, Ltd.	64,902
1,500	HEIWADO Company, Ltd.	27,924
35,900	Hitachi Capital Corporation	887,362
5,400	Hitachi Koki Company, Ltd.	46,430
39,300	Hitachi Transport System, Ltd.	520,080
6,700	Hokkaido Electric Power Company, Inc.[a]	56,249
23	Hulic REIT, Inc.	34,948
9,400	IBJ Leasing Company, Ltd.	222,729
24	Ichigo Real Estate Investment Corporation	18,056
2,000	Iriso Electronics Company, Ltd.	136,278
140,000	Ishihara Sangyo Kaisha, Ltd.[a]	115,064
49,800	IT Holdings Corporation	813,701
46,000	Jaccs Company, Ltd.	274,891
22,940	JAFCO Company, Ltd.	893,060
58,400	Japan Airlines Company, Ltd.	1,568,162
39,000	Japan Aviation Electronics Industry, Ltd.	772,700
2,900	Japan Digital Laboratory Company, Ltd.	51,652
447	Japan Rental Housing Investments, Inc.	309,656
8,000	Japan Securities Finance Company, Ltd.	45,844
30,400	Japan Tobacco, Inc.	1,037,219
22,778	Japan Vilene Company, Ltd.	126,490
85,700	JTEKT Corporation	1,378,329
153,500	JVC Kenwood Corporation[a]	293,467
2,000	Kaken Pharmaceutical Company, Ltd.	50,108
47,800	Kao Corporation	1,863,919
44,000	Kato Works Company, Ltd.	323,946
53,600	KDDI Corporation	3,519,883
10,400	Keihin Corporation	131,394
14	Kenedix Realty Investment Corporation	74,864
21,300	Kissei Pharmaceutical Company, Ltd.	556,787
61,200	KITZ Corporation	280,459
1,700	Kiyo Bank, Ltd.	24,442
715,000	Kobe Steel, Ltd.	1,136,027
28,879	Koei Tecmo Holdings Company, Ltd.	479,661
11,400	Kohnan Shoji Company, Ltd.	130,811
7,900	Komori Corporation	77,697
3,800	Konoike Transport Company, Ltd.	74,384
3,500	KOSE Corporation	143,036
7,000	Kureha Corporation	34,717
108,300	Kuroda Electric Company, Ltd.	1,522,776
1,700	KYORIN Holdings, Inc.	35,815
7,659	Kyoritsu Maintenance Company, Ltd.	308,221
250,285	LIXIL Group Corporation	5,488,845
1,600	MACNICA, Inc.	46,375
41,000	Maeda Road Construction Company, Ltd.	631,992
53,000	Makino Milling Machine Company, Ltd.	361,296
800	Mandom Corporation	26,837
146,000	Marubeni Corporation	938,700
8,000	Marudai Food Company, Ltd.	29,629
8,278	Matsumotokiyoshi Holdings Company, Ltd.	240,741
12,400	Melco Holdings, Inc.	177,693
12,700	Micronics Japan Company ,Ltd.	646,451
66	MID REIT, Inc.	165,134
82,000	Minebea Company, Ltd.	1,123,600
13,600	MIRAIT Holdings Corporation	152,236
4,400	MISUMI Group, Inc.	138,837
12,900	Mito Securities Company, Ltd.	48,502
166,800	Mitsubishi UFJ Financial Group, Inc.	972,313
523,000	Mitsui Engineering & Shipbuilding Company, Ltd.	1,136,985
13,100	Mitsui High-tec, Inc.	78,513
23,000	Mitsui-Soko Holdings Company, Ltd.	87,441
6,000	Mizuno Corporation	30,061
71,000	Morinaga Milk Industry Company, Ltd.	237,396
259,782	MS and AD Insurance Group Holdings, Inc.	5,615,649
44,000	Nachi-Fujikoshi Corporation	273,429
13,000	NEC Networks & System Integration Corporation	282,459
2,100	Nifty Corporation	25,268
6,500	Nihon M&A Center, Inc.	186,805
69,000	NIPPO Corporation	1,261,230
12,000	Nippon Flour Mills Company, Ltd.	60,232
201,000	Nippon Light Metal Holdings Company, Ltd.	296,857
67,000	Nippon Meat Packers, Inc.	1,545,000
17,000	Nippon Road Company, Ltd.	94,516
2,356,500	Nippon Sheet Glass Company[a]	2,259,139
91,700	Nippon Suisan Kaisha, Ltd.[a]	271,074
9,000	Nippon Synthetic Chemical Industry Company, Ltd.	54,951
21,400	Nippon Telegraph & Telephone Corporation	1,331,484
22,000	Nippon Thompson Company, Ltd.	92,206
2,286,725	Nippon Yusen Kabushiki Kaisha	5,928,471
9,000	Nipro Corporation	74,151

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (86.5%)	Value
Japan (15.3%) - continued
593,775	Nissan Motor Company, Ltd.	$5,416,240
34,000	Nisshin Oillio Group, Ltd.	121,849
8,000	Nisshinbo Holdings, Inc.	66,068
44,000	Nissin Electric Company, Ltd.	238,102
12,800	Nissin Kogyo Company, Ltd.	197,829
81	Nomura Real Estate Office Fund, Inc.	358,966
37	Nomura Real Estate Residential Fund, Inc.	195,013
30,000	NS United Kaiun Kaisha, Ltd.	74,873
214,000	NTN Corporation	925,287
500	Ohsho Food Service Corporation	18,061
2,100	Okamura Corporation	15,324
600	Okinawa Electric Power Company, Inc.	18,298
18,000	Okuma Corporation	129,242
31,800	OMRON Corporation	1,505,243
24	Orix JREIT, Inc.	31,998
25,000	Pacific Metals Company, Ltd.[a]	79,090
800	PAL Company, Ltd.	24,059
8,600	Paltac Corporation	104,794
1,200	Paramount Bed Holdings Company, Ltd.	34,131
2,700	Pilot Corporation	151,595
9,900	Pola Orbis Holdings, Inc.	406,570
5,481	Riso Kagaku Corporation	165,742
50,471	ROHTO Pharmaceutical Company, Ltd.	732,117
10,400	Roland DG Corporation	438,986
22,900	Round One Corporation	138,155
11,000	Ryobi, Ltd.	30,023
3,000	Saint Marc Holdings Company, Ltd.	156,845
7,700	Sakata Seed Corporation	114,196
3,100	San-A Company, Ltd.	104,497
119,000	Sankyu, Inc.	550,168
44,000	Sanwa Holdings Corporation	305,097
41,000	Sanyo Special Steel Company, Ltd.	140,716
136,000	Sapporo Holdings, Ltd.	588,583
1,000	Sato Holdings Corporation	26,338
46,200	Seiko Epson Corporation	2,143,898
9,000	Seino Holdings Company, Ltd.	70,567
403	Sekisui House SI Investment Corporation	393,679
90,000	SENKO Company, Ltd.	382,805
221,000	Showa Denko KK	292,457
36,000	SMK Corporation	144,638
17,900	Sohgo Security Services Company, Ltd.	418,601
5,700	Star Micronics Company, Ltd.	86,678
14,000	Sumitomo Bakelite Company, Ltd	55,096
464,695	Sumitomo Corporation	4,958,165
5,300	Sumitomo Densetsu Company, Ltd.	65,535
319,000	Sumitomo Heavy Industries, Ltd.	1,748,897
34,600	Sumitomo Mitsui Financial Group, Inc.	1,411,089
1,383,475	Sumitomo Mitsui Trust Holdings, Inc.	5,648,347
10,400	Sumitomo Riko Company, Ltd.	89,382
10,000	Sumitomo Seika Chemicals Company, Ltd.	61,346
4,100	Tachi-S Company, Ltd.	51,987
6,000	Taihei Dengyo Kaisha, Ltd.	48,982
13,700	Taikisha, Ltd.	304,448
14,200	Tamron Company, Ltd.	281,087
2,300	TOCALO Company, Ltd.	43,387
7,000	Toei Company, Ltd.	36,936
7,500	Tokai Tokyo Financial Holdings, Inc.	50,878
57,000	Tokio Marine Holdings, Inc.	1,827,883
12,000	Tokuyama Corporation	35,077
13,000	Tokyo Seimitsu Company, Ltd.	211,543
129	Tokyu REIT, Inc.	179,206
47	Top REIT, Inc.	193,996
4,100	Topre Corporation	58,057
1,600	Torii Pharmaceutical Company, Ltd.	45,914
7,100	Towa Pharmaceutical Company, Ltd.	313,468
82,000	Toyota Motor Corporation	4,934,530
2,900	TPR Company, Ltd.	68,747
300	Trancom Company, Ltd.	12,537
6,800	ULVAC, Inc.[a]	84,677
9,800	Unipres Corporation	195,019
18,700	Wakita & Company, Ltd.	186,861
3,200	Warabeya Nichiyo Company, Ltd.	56,114
30,900	West Japan Railway Company	1,472,860
2,100	Yahagi Construction Company, Ltd.	15,898
12,800	Yokogawa Bridge Holdings Corporation	164,560
5,300	Yoshinoya Holdings Company, Ltd.	60,721

	Total	126,198,998

Jersey (0.7%)
23,366	Petra Diamonds, Ltd.[a]	62,048
81,351	Redefine International plc	67,411
298,400	WPP plc	5,828,516

	Total	5,957,975

Luxembourg (0.3%)
53,000	Tenaris SA ADR	2,100,920
24,852	Ternium SA ADR	546,993

	Total	2,647,913

Malaysia (0.3%)
518,088	CIMB Group Holdings Berhad	1,023,038
167,000	Genting Berhad	495,099
205,915	Malayan Banking Berhad	607,475
135,500	Public Bank Berhad	763,752

	Total	2,889,364

Mexico (1.1%)
850,800	America Movil SAB de CV	1,040,577
168,000	Consorcio ARA SAB de CVa	76,600
30,000	Fomento Economico Mexicano SAB de CV ADR	2,887,200
11,100	Grupo Aeroportuario del Sureste SAB de CV ADR	1,494,948
406,813	Grupo Financiero Banorte SAB de CV ADR	2,607,108
271,000	Organizacion Soriana SAB de CV	887,687

	Total	8,994,120

Netherlands (3.3%)
11,465	Aalberts Industries NV	305,608
1,012,100	Aegon NV	8,249,061
5,956	ASM International NV	238,673
47,815	ASML Holding NV	4,767,742
25,942	BE Semiconductor Industries NV	494,124
34,156	BinckBank NV	338,509
3,951	Eurocommercial Properties NV	180,367
40,548	Heineken NV	3,029,100
89,750	Koninklijke DSM NV	5,623,550
10,811	Nutreco NV	541,494
210,015	PostNL NVa	892,636
99,630	TomTom NVa	723,739
21,575	Unilever NV	836,213
4,142	Vastned Retail NV	189,151

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (86.5%)	Value
Netherlands (3.3%) - continued
10,828	Wereldhave NV	$887,708

	Total	27,297,675

New Zealand (0.1%)
376,822	Air New Zealand, Ltd.	596,542
4,771	Sky Network Television, Ltd.	23,690
37,198	Summerset Group Holdings, Ltd.	79,308

	Total	699,540

Norway (1.0%)
10,604	Austevoll Seafood ASA	68,957
11,579	Borregaard ASA	80,465
17,750	BW LPG, Ltd.[c]	168,240
9,951	Cermaq ASA	141,262
58,785	DnB ASA	1,080,014
6,162	Leroy Seafood Group ASA	233,105
78,361	Marine Harvest ASA	1,109,787
4,459	Nordic Semiconductor ASA[a]	25,120
265,580	Norsk Hydro ASA	1,486,960
21,096	SalMar ASA	380,077
12,194	SpareBank 1 SMN	108,432
74,813	Statoil ASA	1,712,128
55,169	Storebrand ASA[a]	282,874
31,780	Yara International ASA	1,459,381

	Total	8,336,802

Panama (<0.1%)
2,656	Copa Holdings SA	310,540

	Total	310,540

Peru (<0.1%)
24,264	Cia de Minas Buenaventura SA ADR	223,229

	Total	223,229

Philippines (0.4%)
2,575,500	Ayala Land, Inc.	1,924,473
746,364	Bank of the Philippine Islands	1,581,542

	Total	3,506,015

Poland (0.3%)
6,668	Bank Handlowy w Warszawie SA	225,455
42,805	Bank Pekao SA	2,240,347
3,766	Grupa Lotos SAa	29,093
53,705	Orange Polska SA	160,923

	Total	2,655,818

Portugal (0.2%)
2,978,379	Banco Espirito Santo SAa,d	373
83,827	Jeronimo Martins SGPS SA	733,621
69,488	Mota-Engil Africa, SGPS SA Rights[a,d]	35,702
47,204	Portucel SA	175,685
234,706	Portugal Telecom SGPS SA	384,427
28,911	Redes Energeticas Nacionais SGPS SA	89,615

	Total	1,419,423

Russia (0.6%)
51,500	Lukoil ADR	2,524,498
6,451	Magnit PJSC	1,784,517
60,593	Novolipetsk Steel OJSC GDR	777,541
28,187	Phosagro OAO	299,712

	Total	5,386,268

Singapore (0.9%)
3,497	Cape plc	15,128
167,000	DBS Group Holdings, Ltd.	2,402,366
361,000	Ezra Holdings, Ltd.	229,386
34,000	Ho Bee Land, Ltd.	52,754
121,000	Indofood Agri Resources, Ltd.	78,727
488,310	Keppel Corporation, Ltd.	3,580,885
234,000	Mapletree Logistics Trust	214,234
3,155	REC Solar ASA[a]	42,187
87,000	Wing Tai Holdings, Ltd.	121,220
955,000	Yangzijiang Shipbuilding Holdings, Ltd.	840,654

	Total	7,577,541

South Africa (0.4%)
16,617	AngloGold Ashanti, Ltd. ADR[a]	137,423
13,014	Barclays Africa Group, Ltd.	205,677
27,294	Impala Platinum Holdings, Ltd.[a]	199,073
86,890	Massmart Holdings, Ltd.	939,306
26,990	Reunert, Ltd.	142,449
214,000	Truworths International, Ltd.	1,466,610

	Total	3,090,538

South Korea (2.0%)
6,003	E-Mart Company, Ltd.	1,113,850
3,027	Hyundai Department Store Company, Ltd.	383,737
4,959	Hyundai Heavy Industries Company, Ltd.	460,756
3,006	Hyundai Mobis	703,298
16,610	Hyundai Motor Company	2,635,702
93,125	KB Financial Group, Inc.	3,650,477
2,739	LG Chem, Ltd.	513,330
15,725	POSCO	4,541,963
4,245	POSCO ADR	303,772
841	Samsung Electronics Company, Ltd.	980,726
8,608	Samsung Heavy Industries Company, Ltd.	209,795
5,224	Samsung Life Insurance Company, Ltd.	569,816
12,214	Shinhan Financial Group Company, Ltd.	574,86 2
1,318	Shinsegae Company, Ltd.	244,498

	Total	16,886,582

Spain (2.3%)
38,252	Abengoa SA	169,539
12,838	Acciona SAa	897,228
47,946	Actividades de Construccion y Servicios SA	1,779,651
721,760	Banco Popular Espanol SA	4,145,936
524,658	Banco Santander SA	4,635,626
120,524	Bankinter SA	997,035
67,049	Gas Natural SDG SA	1,936,155
617,587	Iberdrola SA	4,371,842
4,443	Let’s GOWEX SAa,d	1
348,015	Liberbank SAa	297,300
6,162	Prosegur Compania de Seguridad SA	36,194

	Total	19,266,507

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (86.5%)	Value
Sweden (2.2%)
4,375	B&B Tools Aktiebolag	$82,019
13,596	Bilia AB	385,944
3,157	BioGaia AB	80,377
86,866	Boliden AB	1,435,666
12,876	Castellum AB	197,455
3,878	Clas Ohlson AB	66,960
38,444	Fabege AB	493,493
19,033	Fastighets AB Balder[a]	247,989
10,541	Haldex AB	129,369
2,094	Hexpol AB	185,523
7,124	Industrial and Financial Systems	221,897
1,642	Intrum Justitia AB	48,902
56,961	Investor AB	2,044,479
28,866	JM AB	933,015
18,073	Klovern AB	92,012
54,295	Loomis AB	1,495,776
50,880	Meda AB	666,329
39,844	NCC AB	1,172,014
2,133	Net Entertainment NE ABa	65,912
25,083	Nobia AB	203,812
11,854	Nolato AB	274,107
2,976	Peab AB	20,204
8,287	SAS ABa	12,754
128,641	Skandinaviska Enskilda Banken AB	1,652,300
544,480	Volvo AB	6,283,538
8,865	Wihlborgs Fastigheter AB	155,477

	Total	18,647,323

Switzerland (7.7%)
25,510	Actelion, Ltd.	3,038,119
102,672	Adecco SA	6,959,276
17,640	Aryzta AGa	1,504,721
9,727	Ascom Holding AG	142,777
2,626	Autoneum Holding AGa	437,585
954	Bossard Holding AGa	96,696
177,728	Credit Suisse Group AG	4,735,350
461	Flughafen Zuerich AG	293,758
67	Forbo Holding AG	69,531
2,612	Givaudan SAa	4,361,969
1,992	Helvetia Holding AG	947,228
78,880	Holcim, Ltd.[a]	5,598,474
934	Inficon Holding AGa	291,223
300	Kaba Holding AGa	143,031
1,696	Komax Holding AGa	249,899
11,311	Kudelski SA	144,257
399	Lindt & Spruengli AG	2,002,571
71,793	Logitech International SA	1,016,429
93,211	Nestle SA	6,835,548
12,429	Nobel Biocare Holding AGa	220,129
98,480	Novartis AG	9,139,227
7,060	PSP Swiss Property AGa	605,937
45,392	Roche Holding AG	13,395,254
5,733	Schweizerische National-Versicherungs-Gesellschaft AG	478,084
644	Siegfried Holding AGa	98,986
2,046	Straumann Holding AG	503,736
3,676	U-Blox AGa	496,937
2,218	Zehnder Group AG	87,200

	Total	63,893,932

Taiwan (0.9%)
166,000	Advanced Semiconductor Engineering, Inc.	200,255
29,000	Asustek Computer, Inc.	296,095
88,275	Chicony Electronics Company, Ltd.	254,209
101,000	Chipbond Technology Corporation	186,232
177,000	Compal Electronics, Inc.	130,824
165,000	Mega Financial Holding Company, Ltd.	136,850
38,000	Novatek Microelectronics Corporation	196,690
29,000	Richtek Technology Corporation	139,940
53,000	Taiwan Life Insurance Company, Ltd.[a]	31,762
314,100	Taiwan Mobile Company, Ltd.	1,019,239
1,008,362	Taiwan Semiconductor Manufacturing Company, Ltd.	4,371,120
17,905	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	394,268
142,000	TECO Electric & Machinery Company, Ltd.	158,000
20,000	Vanguard International Semiconductor Corporation	30,048

	Total	7,545,532

Thailand (2.1%)
456,900	Bangkok Bank pcl	2,833,543
34,900	Bangkok Bank Public Company, Ltd.	212,196
34,700	Kasikornbank pcl	251,401
8,448,135	Krung Thai Bank pcl	6,044,438
199,000	PTT Exploration & Production pcl	894,684
252,725	PTT pcl	2,860,144
133,100	Siam Cement pcl	1,848,751
367,700	Siam Commercial Bank pcl	2,005,081
226,300	Thai Oil pcl	310,497

	Total	17,260,735

Turkey (0.7%)
552,258	Akbank TAS	1,994,173
70,796	BIM Birlesik Magazalar AS	1,617,283
15,326	Ford Otomotiv Sanayi AS	195,757
411,000	Turkiye Garanti Bankasi AS	1,604,089

	Total	5,411,302

United Kingdom (9.0%)
127,787	Amlin plc	932,653
25,079	AstraZeneca plc	1,831,972
718,075	BAE Systems plc	5,288,067
15,310	BankofGeorgia Holdings plc	627,900
65,771	Bellway plc	1,844,942
27,408	Berendsen plc	443,818
15,119	Berkeley Group Holdings plc	552,919
34,000	BHP Billiton plc	876,020
26,633	Big Yellow Group plc	232,798
21,685	Bodycote plc	217,038
40,704	British American Tobacco plc	2,306,994
9,903	Britvic plc	107,972
223,747	Cable & Wireless Communications plc	172,905
18,585	Carillion plc	99,013
23,426	Chesnara plc	129,099
11,678	Computacenter plc	115,492
10,697	Concentric AB	130,888
5,810	CSR plc	78,082
1,201	Daily Mail and General Trust plc	15,197
6,566	Dart Group plc	27,452
18,561	Diageo plc	547,406
32,656	Dialog Semiconductor plc[a]	1,127,670
24,704	Diploma plc	274,853
330,403	Direct Line Insurance Group plc	1,461,584
236,671	DS Smith plc	1,005,197
82,877	Elementis plc	350,995
47,001	Fenner plc	231,576
30,040	Galliford Try plc	587,925

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (86.5%)	Value
United Kingdom (9.0%) - continued
80,824	GlaxoSmithKline plc	$1,827,743
118,671	Globo plc[a]	81,630
9,238	Go-Ahead Group plc	363,724
13,245	Great Portland Estates plc	145,774
3,728	Greggs plc	36,161
93,973	Halfords Group plc	745,98 0
203,555	Hansteen Holdings plc	345,163
75,900	Hikma Pharmaceuticals plc	2,302,074
31,416	Hiscox, Ltd.	342,645
266,225	Home Retail Group plc	781,245
3,396	HomeServe plc	18,763
286,966	Howden Joinery Group plc	1,574,471
85,350	HSBC Holdings plc ADR[b]	4,354,558
10,114	Hunting plc	119,133
108,418	IG Group Holdings plc	1,044,869
34,406	Imperial Tobacco Group plc	1,494,654
132,191	Inchcape plc	1,472,643
81,257	Intermediate Capital Group plc	534,156
41,747	Interserve plc	423,844
740,964	ITV plc	2,407,148
5,997	J D Wetherspoon plc	80,824
59,858	Jazztel plc[a]	956,983
16,076	Keller Group plc	214,801
45,984	Lancashire Holdings, Ltd.	492,892
79,260	London Stock Exchange Group plc	2,559,565
46,740	LondonMetric Property plc	110,210
20,108	Lookers plc	44,631
347,225	Man Group plc	688,466
32,618	Marston’s plc	78,686
35,863	Micro Focus International plc	571,340
37,673	Mondi plc	636,688
52,444	Moneysupermarket.com Group plc	168,474
1,465	Morgan Sindall Group plc	16,126
25,286	Next plc	2,610,433
21,801	Northgate plc	171,018
51,167	Pace plc	284,458
10,287	Paragon Group of Companies plc	59,586
83,581	Pennon Group plc	1,115,326
91,080	Persimmon plc	2,139,021
70,955	Premier Oil plc	292,992
124,332	Prudential plc	2,879,024
146,992	QinetiQ Group plc	476,414
9,819	Restaurant Group plc	106,383
41,584	Royal Dutch Shell plc, Class A	1,485,447
3,933	RPC Group plc	34,352
41,331	SABMiller plc	2,328,909
8,608	Shanks Group plc	13,407
34,534	Shire plc	2,317,115
35,585	Soco International plc[a]	187,415
98,585	Speedy Hire plc	97,778
46,462	Spirit Pub Company plc	78,970
7,846	Stagecoach Group plc	48,632
106,851	Standard Chartered plc	1,608,385
14,770	Stobart Group, Ltd.	23,450
849	Synergy Health plc	25,394
1,026,771	Taylor Wimpey plc	1,950,408
22,817	Trinity Mirror plc[a]	59,860
48,198	TT Electronics plc	129,234
273,364	TUI Travel plc	1,746,82 2
40,880	Unilever plc	1,644,411
54,640	Vedanta Resources plc	721,035
12,567	Victrex plc	341,367
44,885	WH Smith plc	810,385
4,953	Workspace Group plc	52,016
16,608	WS Atkins plc	361,074
10,903	Xchanging plc	33,058

	Total	74,888,070

United States (0.2%)
6,394	CTC Media, Inc.	40,666
17,961	iShares MSCI Emerging Markets Index Fund	757,056
17,600	Yum! Brands, Inc.	1,264,208

	Total	2,061,930

	Total Common Stock (cost $678,105,780)	718,582,718

Principal Amount	Long-Term Fixed Income (10.3%)
Argentina (0.2%)
	Arcos Dorados BV
$193,000	6.625%, 9/27/2023[c]	191,553
	Argentina Government International Bond
70,000	Zero Coupon, 6/2/2017	61,600
490,713	8.280%, 12/31/2033[e]	433,054
6,854,000	0.000%, 12/15/2035[f,g]	622,708
180,000	0.000%, 12/15/2035[g]	13,050
4,214,000	0.000%, 12/15/2035[g]	318,157

	Total	1,640,122

Azerbaijan (0.1%)
	Azerbaijan Government International Bond
290,000	4.750%, 3/18/2024[c]	301,963
	State Oil Company of Azerbaijan Republic
200,000	5.450%, 2/9/2017	209,000
260,000	4.750%, 3/13/2023	258,206

	Total	769,169

Belarus (<0.1%)
	Belarus Government International Bond
216,000	8.750%, 8/3/2015	220,363

	Total	220,363

Belize (<0.1%)
	Belize Government International Bond
135,900	5.000%, 2/20/2038*,h	102,605

	Total	102,605

Brazil (0.7%)
	Banco do Estado do Rio Grande do Sul SA
460,000	7.375%, 2/2/2022[c]	481,652
	Brazil Government International Bond
322,000	6.000%, 8/15/2050[i]	329,017
320,000	4.250%, 1/7/2025	325,120
120,000	7.125%, 1/20/2037	151,500
280,000	5.000%, 1/27/2045	274,400
703,000	Brazil Letros do Tesouro Nacional Zero Coupon, 1/1/2015[i]	278,537
	Brazil Loan Trust 1
410,000	5.477%, 7/24/2023	425,375
640,000	5.477%, 7/24/2023*	664,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (10.3%)	Value
Brazil (0.7%) - continued
	Brazil Minas SPE via State of Minas Gerais
$990,000	5.333%, 2/15/2028*	$994,949
400,000	5.333%, 2/15/2028	402,000
	Independencia International, Ltd.
95,246	12.000%, 12/30/2016*,d,e	0
	Tupy SA
200,000	6.625%, 7/17/2024[c]	202,500

	Total	4,529,050

Bulgaria (0.1%)
	Bulgaria Government International Bond
800,000	2.950%, 9/3/2024[f]	1,002,519

	Total	1,002,519

Canada (0.1%)
	PTTEP Canada International Finance, Ltd.
400,000	5.692%, 4/5/2021	453,924

	Total	453,924

Chile (0.4%)
	AES Gener SA
330,000	8.375%, 12/18/2073[c]	369,187
70,000	5.250%, 8/15/2021[c]	74,680
280,000	5.250%, 8/15/2021	298,718
	Banco del Estado de Chile
290,000	4.125%, 10/7/2020	305,145
100,000	4.125%, 10/7/2020[c]	105,223
	CFR International SPA
200,000	5.125%, 12/6/2022	216,052
	Corpbanca SA
286,000	3.875%, 9/22/2019[c]	288,271
	E-CL SA
120,000	5.625%, 1/15/2021[c]	129,876
	Empresa Nacional de Telecomunicaciones SA
340,000	4.875%, 10/30/2024[c]	352,168
	GNL Quintero SA
710,000	4.634%, 7/31/2029[c]	731,730
	Sociedad Quimica y Minera de Chile SA
200,000	3.625%, 4/3/2023	191,865
200,000	4.375%, 1/28/2025*	198,465

	Total	3,261,380

China (0.2%)
	CITIC, Ltd.
200,000	6.875%, 1/21/2018	223,506
1,280,000	6.800%, 1/17/2023	1,472,051

	Total	1,695,557

Colombia (0.3%)
	Banco de Bogota SA
400,000	5.000%, 1/15/2017	426,000
	Bancolombia SA
100,000	5.950%, 6/3/2021	110,875
	Colombia Government International Bond
20,000	8.250%, 12/22/2014	20,190
240,000	7.375%, 3/18/2019	287,760
310,000	6.125%, 1/18/2041	372,000
610,000	5.625%, 2/26/2044	681,130
	Ecopetrol SA
60,000	7.375%, 9/18/2043	73,650
	Empresas Publicas de Medellin ESP
100,000	7.625%, 7/29/2019	119,250
	Pacific Rubiales Energy Corporation
150,000	5.375%, 1/26/2019[c]	150,375
120,000	5.625%, 1/19/2025[c]	114,114

	Total	2,355,344

Costa Rica (0.2%)
	Banco de Costa Rica
200,000	5.250%, 8/12/2018	205,680
220,000	5.250%, 8/12/2018[c]	226,248
	Banco Nacional de Costa Rica
220,000	4.875%, 11/1/2018[c]	224,400
480,000	6.250%, 11/1/2023[c]	490,752
	Costa Rica Government International Bond
30,000	9.995%, 8/1/2020	38,625
210,000	5.625%, 4/30/2043[c]	183,750
200,000	7.000%, 4/4/2044	206,500

	Total	1,575,955

Croatia (0.7%)
	Croatia Government International Bond
190,000	6.750%, 11/5/2019	210,663
660,000	6.375%, 3/24/2021	725,175
1,330,000	3.875%, 5/30/2022[f]	1,685,437
1,899,000	6.000%, 1/26/2024	2,053,293

	Total	4,674,568

Dominican Republic (0.3%)
	Aeropuertos Dominicanos Siglo XXI SA
200,000	9.750%, 11/13/2019	191,000
	Dominican Republic Government International Bond
680,000	7.500%, 5/6/2021	773,500
1,400,000	14.500%, 2/10/202[j]	35,988
190,000	8.625%, 4/20/2027	234,175
400,000	18.500%, 2/4/2028[j]	12,206
9,200,000	18.500%, 2/4/2028[c,j]	280,728
960,000	7.450%, 4/30/2044[c]	1,072,800

	Total	2,600,397

Ecuador (0.1%)
	Ecuador Government International Bond
460,000	7.950%, 6/20/2024*	481,850

	Total	481,850

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (10.3%)	Value
Egypt (0.1%)
	Egypt Government International Bond
$450,000	5.750%, 4/29/2020	$476,528

	Total	476,528

El Salvador (<0.1%)
	El Salvador Government International Bond
40,000	6.375%, 1/18/2027*	41,000
60,000	8.250%, 4/10/2032	69,900
290,000	7.650%, 6/15/2035	316,100
50,000	7.650%, 6/15/2035[c]	54,500
150,000	7.625%, 2/1/2041	162,000

	Total	643,500

Gabon (0.1%)
	Gabonese Republic Government International Bond
261,500	6.375%, 12/12/2024[c]	277,190
600,000	6.375%, 12/12/2024	636,000

	Total	913,190

Ghana (<0.1%)
	Ghana Government International Bond
290,000	8.500%, 10/4/2017	306,733
390,000	8.125%, 1/18/2026*	391,950

	Total	698,683

Guatemala (0.1%)
	Agromercantil Senior Trust
170,000	6.250%, 4/10/2019[c]	176,205
	Guatemala Government International Bond
200,000	4.875%, 2/13/2028	204,500
210,000	4.875%, 2/13/2028[c]	214,725

	Total	595,430

Honduras (0.1%)
	Honduras Government International Bond
200,000	8.750%, 12/16/2020	227,750
780,000	8.750%, 12/16/2020*	888,225

	Total	1,115,975

Hong Kong (0.1%)
	China Unicom Hong Kong, Ltd.
1,480,000	4.000%, 4/16/2017[k]	241,381
	Metropolitan Light International, Ltd.
200,000	5.250%, 1/17/2018	201,000
	Sun Hung Kai Properties Capital Market, Ltd.
200,000	3.625%, 1/16/2023	198,673

	Total	641,054

Hungary (<0.1%)
	Hungary Government International Bond
20,000	4.125%, 2/19/2018	20,655
150,000	4.000%, 3/25/2019	153,675
110,000	7.625%, 3/29/2041	142,175

	Total	316,505

India (<0.1%)
	Greenko Dutch BV
250,000	8.000%, 8/1/2019[c]	246,875

	Total	246,875

Indonesia (0.6%)
	Bumi Investment Private, Ltd.
100,000	10.750%, 10/6/2017	37,750
	Indonesia Government International Bond
540,000	5.875%, 1/15/2024[c]	614,250
200,000	5.875%, 1/15/2024	227,500
610,000	8.500%, 10/12/2035	850,949
180,000	6.625%, 2/17/2037	210,150
400,000	5.250%, 1/17/2042	401,000
400,000	6.750%, 1/15/2044	490,500
	Perusahaan Penerbit Surat Berharga Syariah Negara Indonesia
200,000	4.350%, 9/10/2024[c]	200,500
	PT Pertamina Persero
200,000	5.625%, 5/20/2043	191,500
370,000	5.625%, 5/20/2043[c]	354,275
	PT Perusahaan Gas Negara Persero Tbk
620,000	5.125%, 5/16/2024[c]	636,275

	Total	4,214,649

Iraq (0.1%)
	Iraq Government International Bond
750,000	5.800%, 1/15/2028	661,875

	Total	661,875

Ireland (0.1%)
	Sibur Securities, Ltd.
280,000	3.914%, 1/31/2018[c]	260,050
	Vimpel Communcations Via VIP Finance Ireland, Ltd. OJSC
170,000	9.125%, 4/30/2018	183,388

	Total	443,438

Israel (<0.1%)
	Delek and Avner Yam Tethys, Ltd.
60,000	2.803%, 12/30/2016[c]	59,975
160,000	3.839%, 12/30/2018[c]	161,258

	Total	221,233

Italy (<0.1%)
	Wind Acquisition Finance SA
190,000	7.000%, 4/23/2022[f]	235,241

	Total	235,241

Jamaica (0.1%)
	Jamaica Government International Bond
420,000	7.625%, 7/9/2025	448,875

	Total	448,875

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (10.3%)	Value
Kazakhstan (0.2%)
	Kazakhstan Government International Bond
$370,000	4.875%, 10/14/2044[c]	$357,050
	Kazatomprom Natsionalnaya Atomnaya KompaniyaAO
100,000	6.250%, 5/20/2015	101,636
	KazMunayGas National Company JSC
220,000	11.750%, 1/23/2015	224,539
200,000	4.875%, 5/7/2025	198,784
490,000	5.750%, 4/30/2043*	476,525
590,000	6.000%, 11/7/2044	581,923

	Total	1,940,457

Lithuania (0.3%)
	Lithuania Government International Bond
480,000	7.375%, 2/11/2020	580,800
520,000	6.125%, 3/9/2021	605,800
800,000	6.625%, 2/1/2022	964,000

	Total	2,150,600

Luxembourg (0.2%)
	Gazprom Neft OAO Via GPN Capital SA
690,000	6.000%, 11/27/2023[c]	667,575
	Millicom International Cellular SA
200,000	4.750%, 5/22/2020[c]	197,500
	Wind Acquisition Finance SA
220,000	4.750%, 7/15/2020[c]	215,050
440,000	7.375%, 4/23/2021[c]	430,100

	Total	1,510,225

Macedonia, The Former Yugoslav Republic Of (<0.1%)
	Macedonia Government International Bond
230,000	3.975%, 7/24/2021*,f	292,548

	Total	292,548

Mexico (0.7%)
	America Movil SAB de CV
2,010,000	6.000%, 6/9/2019[l]	150,411
	Cemex SAB de CV
100,000	4.750%, 1/11/2022[c]’[f]	125,472
	Metalsa SA de CV
190,000	4.900%, 4/24/2023[c]	182,400
	Mexican Udibonos
2,459,988	5.000%, 6/16/2016[l]	197,384
	Mexico Cetes
74,176,100	Zero Coupon, 12/11/2014[l]	549,028
35,115,100	Zero Coupon, 12/18/2014[l]	259,765
68,923,000	Zero Coupon, 1/15/2015[l]	508,693
53,478,600	Zero Coupon, 1/22/2015[l]	394,486
12,560,500	Zero Coupon, 3/19/2015[l]	92,214
	Mexico Government International Bond
10,000	6.625%, 3/3/2015	10,165
170,000	6.050%, 1/11/2040	205,275
780,000	4.750%, 3/8/2044	792,089
145,000	5.550%, 1/21/2045	164,575
60,000	5.750%, 10/12/2110	63,530
	Petroleos Mexicanos
47,000	6.500%, 6/2/2041	54,990
780,000	6.375%, 1/23/2045	894,972
	Trust F/1401
200,000	6.950%, 1/30/2044*	227,000

	Total	4,872,449

Mozambiaue (0.1%)
	Mozambique EMATUM Finance 2020 BV
600,000	6.305%, 9/11/2020	599,250

	Total	599,250

Netherlands (< 0.1%)
	Listrindo Capital BV
200,000	6.950%, 2/21/2019	213,000

	Total	213,000

Pakistan (0.1%)
	Pakistan Government International Bond
100,000	6.875%, 6/1/2017	102,250
360,000	8.250%, 4/15/2024[c]	375,300
120,000	7.875%, 3/31/2036	108,000

	Total	585,550

Panama (0.2%)
	Panama Government International Bond
350,000	4.000%, 9/22/2024	357,875
507,000	8.875%, 9/30/2027	726,278
318,000	9.375%, 4/1/2029	475,410
610,000	6.700%, 1/26/2036	767,075
	Panama Notas del Tesoro
50,000	4.875%, 2/5/2021	52,872

	Total	2,379,510

Paraguay (0.3%)
	Banco Continental SAECA
150,000	8.875%, 10/15/2017	159,750
150,000	8.875%, 10/15/2017*	159,750
	Banco Regional SAECA
150,000	8.125%, 1/24/2019	162,750
330,000	8.125%, 1/24/2019[c]	358,050
	Paraguay Government International Bond
610,000	4.625%, 1/25/2023	622,810
590,000	4.625%, 1/25/2023[c]	602,390
550,000	6.100%, 8/11/2044*	589,188

	Total	2,654,688

Peru (0.3%)
	Abengoa Transmision Sur SA
320,000	6.875%, 4/30/2043*	354,368
	Corporacion Financiera de Desarrollo SA
200,000	4.750%, 2/8/2022[c]	209,000
	Corporacion Lindley SA
90,000	6.750%, 11/23/2021[c]	98,325
240,000	6.750%, 11/23/2021	262,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (10.3%)	Value
Peru (0.3%) - continued
$80,000	4.625%, 4/12/2023[c]	$78,200
	Peru Government International Bond
450,000	5.625%, 11/18/2050[m]	508,247
357,000	8.750%, 11/21/2033	548,888
40,000	6.550%, 3/14/2037	51,100

	Total	2,110,328

Philippines (0.2%)
	Alliance Global Group, Inc.
100,000	6.500%, 8/18/2017	107,500
	Energy Development Corporation
300,000	6.500%, 1/20/2021	325,500
	Philippines Government International Bond
595,000	4.200%, 1/21/2024	641,856
280,000	7.750%, 1/14/2031	397,600
100,000	6.375%, 10/23/2034	131,250
	San Miguel Corporation
220,000	4.875%, 4/26/2023	202,400

	Total	1,806,106

Romania (0.2%)
	Romania Government International Bond
187,000	6.500%, 6/18/2018[f]	275,348
280,000	4.875%, 11/7/2019[f]	399,093
290,000	4.625%, 9/18/2020[f]	413,164
660,000	3.625%, 4/24/2024[f]	882,443

	Total	1,970,048

Russia (0.2%)
	AHML Finance, Ltd.
5,700,000	7.750%, 2/13/2018*,n	118,452
	EDC Finance, Ltd.
200,000	4.875%, 4/17/2020	181,000
	Gazprom Neft OAO Via GPN Capital SA
420,000	4.375%, 9/19/2022	371,175
200,000	6.000%, 11/27/2023	193,500
	Lukoil International Finance BV
200,000	6.125%, 11/9/2020	203,500
	Mobile Telesystems OJSC
200,000	5.000%, 5/30/2023	179,250
	Phosagro OAO via Phosagro Bond Funding, Ltd.
200,000	4.204%, 2/13/2018*	193,000
	Russia Government International Bond
200,000	4.500%, 4/4/2022	198,250
200,000	5.875%, 9/16/2043[c]	209,000

	Total	1,847,127

Serbia (<0.1%)
	Serbia Government International Bond
380,000	5.875%, 12/3/2018[c]	402,564

	Total	402,564

Singapore (<0.1%)
	Olam International, Ltd.
290,000	6.750%, 1/29/2018	300,150

	Total	300,150

South Africa (0 3%)
	South Africa Government International Bond
710,000	5.875%, 5/30/2022	802,300
290,000	4.665%, 1/17/2024	301,600
580,000	5.875%, 9/16/2025	655,400
520,000	5.375%, 7/24/2044	538,200

	Total	2,297,500

Sri Lanka (0.1%)
	Sri Lanka Government International Bond
220,000	6.000%, 1/14/2019	233,200
310,000	6.000%, 1/14/2019[c]	328,600
210,000	6.250%, 10/4/2020	223,650
210,000	5.875%, 7/25/2022	218,400

	Total	1,003,850

Supranational (0.1%)
	Corporacion Andina de Fomento
424,000	4.375%, 6/15/2022	455,641

	Total	455,641

Thailand (0.1%)
	PTT Exploration & Production pcl
500,000	4.875%, 12/29/2049[c,o]	508,100

	Total	508,100

Turkey (0.4%)
	Export Credit Bank of Turkey
200,000	5.875%, 4/24/2019	212,660
	Turkey Government International Bond
820,000	7.000%, 6/5/2020	954,069
130,000	5.625%, 3/30/2021	142,347
200,000	6.250%, 9/26/2022	227,000
530,000	5.750%, 3/22/2024	585,279
220,000	7.375%, 2/5/2025	271,909
50,000	8.000%, 2/14/2034	67,375
340,000	6.875%, 3/17/2036	411,400
610,000	6.000%, 1/14/2041	676,002

	Total	3,548,041

Ukraine (0.2%)
	Ukraine Government International Bond
1,030,000	6.250%, 6/17/2016	916,700
400,000	6.580%, 11/21/2016	352,080
240,000	8.375%, 11/3/2017	196,800
160,000	6.750%, 11/14/2017	139,600
260,000	9.000%, 12/7/2017*	222,300

	Total	1,827,480

United Arab Emlirates (<0.1%)
	Dolphin Energy, Ltd.
210,000	5.500%, 12/15/2021	239,663

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (10.3%)	Value
United Arab Emirates (<0.1%) - continued
	Ruwais Power Company PJSC
$360,000	6.000%, 8/31/2036[c]	$410,400

	Total	650,063

United States (0.7%)
	Comcel Trust
200,000	6.875%, 2/6/2024	214,000
	Commonwealth of Puerto Rico G.O.
1,240,000	8.000%, 7/1/2035	1,081,974
	HSBC Bank USA NA
901,000	10.000%, 1/5/2017 [p]	359,395
600,000	6.000%, 8/15/2040 [q]	610,275
	Puerto Rico Sales Tax Financing Corporation Rev.
55,000	Zero Coupon, 8/1/2032	42,026
	Puerto Rico Sales Tax Financing Corporation Rev. Ser. A
95,000	5.500%, 8/1/2028	78,653
5,000	5.500%, 8/1/2037	3,771
35,000	5.375%, 8/1/2039	25,966
670,000	5.500%, 8/1/2042	498,400
320,000	6.000%, 8/1/2042	249,325
	Puerto Rico Sales Tax Financing Corporation Rev. Ser. C
10,000	5.375%, 8/1/2038	7,456
320,000	5.250%, 8/1/2041	229,696
	U.S. Treasury Notes
1,300,000	1.500%, 10/31/2019	1,293,094
1,400,000	2.000%, 10/31/2021	1,395,844

	Total	6,089,875

Uruguay (0.2%)
	Uruguay Government International Bond
1,050,396	5.100%, 6/18/2050	1,041,247
543,764	4.500%, 8/14/2024	573,671

	Total	1,614,918

Venezuela (0.4%)
	Petroleos de Venezuela SA
330,000	9.000%, 11/17/2021	209,138
1,160,000	6.000%, 5/16/2024	596,704
1,647,000	6.000%, 11/15/2026	805,382
107,000	9.750%, 5/17/2035	65,324
	Venezuela Government International Bond
210,000	6.000%, 12/9/2020	124,950
560,000	9.000%, 5/7/2023	359,800
819,000	8.250%, 10/13/2024	494,676
530,000	7.650%, 4/21/2025	318,000
172,000	9.250%, 9/15/2027	114,380
233,000	9.250%, 5/7/2028	147,955
95,000	11.950%, 8/5/2031	69,113
80,000	9.375%, 1/13/2034	51,200

	Total	3,356,622

Vietnam (<0.1%)
	Vietnam Government International Bond
220,000	6.875%, 1/15/2016	232,375

	Total	232,375

Virgin Islands, British (<0.1%)
	Central American Bottling Corporation
20,000	6.750%, 2/9/2022	21,150
150,000	6.750%, 2/9/2022[c]	158,625

	Total	179,775

Zambia (<0.1%)
	Zambia Government International Bond
400,000	5.375%, 9/20/2022	382,840

	Total	382,840

	Total Long-Term Fixed Income (cost $84,952,036)	85,017,534

Shares	Preferred Stock (0.9%)
Brazil (0.3%)
158,081	Oi SAa	82,935
138,000	Petroleo Brasileiro SA ADR	1,687,740
55,200	Vale SA	480,068
68,282	Vale SA ADR	598,150

	Total	2,848,893

Germany (<0.1%)
3,711	Sixt SE	103,743

	Total	103,743

Italy (<0.1%)
30,727	Unipol Gruppo Finanziario SPA	136,913

	Total	136,913

South Korea (0.6%)
4,898	Samsung Electronics Company, Ltd.	4,521,165

	Total	4,521,165

	Total Preferred Stock (cost $8,826,967)	7,610,714

Shares	Collateral Held for Securities Loaned (0.8%)
6,420,500	Thrivent Cash Management Trust	6,420,500

	Total Collateral Held for Securities Loaned (cost $6,420,500)	6,420,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Shares or Principal Amount	Short-Term Investments (1.6%)[r]	Value
	Federal Home Loan Bank Discount Notes
300,000	0.090%, 4/24/2015[a]	$299,870
13,034,173	Thrivent Cash Management Trust 0.050%	13,034,173

	Total Short-Term Investments (at amortized cost)	13,334,043

	Total Investments (cost $791,639,326) 100.1%	$830,965,509

	Other Assets and Liabilities, Net (0.1%)	(890,046)

	Total Net Assets 100.0%	$830,075,463

a	Non-income producing security.
b	All or a portion of the security is on loan,
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2014, the value of these investments was $15,747,601 or 1.9% of total net assets.

d	Security is fair valued.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Defaulted security. Interest is not being accrued.
g	Principal amount is displayed in Euros.
h	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2014.
i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2014.
j	Principal amount is displayed in Brazilian Real.
k	Principal amount is displayed in Dominican Republic Pesos.
l	Principal amount is displayed in Chinese Yuan.
m	Principal amount is displayed in Mexican Pesos.
n	Principal amount is displayed in Russian Rubles.
o	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
p	Principal amount is displayed in Brazilian Real. Security is linked to Brazilian Government Bonds due January 1, 2017.
q	Principal amount is displayed in Brazilian Real. Security is linked to Brazilian Government Bonds due August 15, 2040.
r	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
s	At October 31, 2014, $299,870 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Worldwide Allocation Fund owned as of October 31, 2014.

Security	Acquisition Date	Cost
Abengoa Transmision Sur SA, 4/30/2043	4/8/2014	$319,984
AHML Finance, Ltd., 2/13/2018	1/31/2013	189,924
Banco Continental SAECA, 10/15/2017	10/10/2012	150,000
Belize Government International Bond, 8/20/2017	3/20/2013	99,814
Brazil Loan Trust 1, 7/24/2023	7/25/2013	660,979
Brazil Minas SPE via State of Minas Gerais, 2/15/2028	3/22/2013	1,027,675
Ecuador Government International Bond, 6/20/2024	6/17/2014	460,000
El Salvador Government International Bond, 1/18/2027	9/11/2014	40,000
Ghana Government International Bond, 1/18/2026	9/11/2014	386,728
Honduras Government International Bond, 12/16/2020	12/11/2013	780,000
Independencia International, Ltd., 12/30/2016	3/29/2010	100,627
KazMunayGas National Company JSC, 4/30/2043	5/21/2013	488,775
Macedonia Government International Bond, 7/24/2021	7/17/2014	306,023
Paraguay Government International Bond, 8/11/2044	8/4/2014	550,312
Phosagro OAO via Phosagro Bond Funding, Ltd., 2/13/2018	2/6/2013	200,000
Sociedad Quimica y Minera de Chile SA, 1/28/2025	10/23/2014	198,820
Trust F/1401, 1/30/2044	1/23/2014	194,174
Ukraine Government International Bond, 12/7/2017	11/30/2012	260,000

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.
G.O.	-	General Obligation
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Rev.	-	Revenue

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$87,915,968
Gross unrealized depreciation	(51,978,764)

Net unrealized appreciation (depreciation)	$35,937,204

Cost for federal income tax purposes	$795,028,305

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2014, in valuing Partner Worldwide Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	101,644,213	1,304,874	100,339,339	–
Consumer Staples	61,177,283	2,887,200	58,290,083	–
Energy	38,579,527	2,100,920	36,478,607	–
Financials	186,890,928	9,826,010	177,064,545	373
Health Care	56,387,169	2,031,452	54,355,717	–
Industrials	123,901,985	1,805,488	122,060,795	35,702
Information Technology	50,404,587	394,268	50,010,319	–
Materials	64,494,813	3,055,222	61,439,591	–
Telecommunications Services	17,676,566	–	17,676,565	1
Utilities	17,425,647	–	17,425,647	–

Long-Term Fixed Income
Basic Materials	2,481,387	–	2,481,387	–
Capital Goods	326,472	–	326,472	–
Communications Services	2,398,489	–	2,398,489	–
Consumer Cyclical	373,953	–	373,953	–
Consumer Non-Cyclical^	1,242,202	–	1,242,202	0
Energy	8,675,966	–	8,675,966	–
Financials	6,282,553	–	6,282,553	–
Foreign Government	53,808,278	–	53,479,356	328,922
Transportation	922,730	–	922,730	–
U.S. Government and Agencies	3,583,910	–	3,583,910	–
U.S. Municipal	2,213,496	–	2,213,496	–
Utilities	2,708,098	–	2,708,098	–

Preferred Stock
Energy	1,687,740	1,687,740	–	–
Financials	136,913	–	136,913	–
Industrials	103,743	–	103,743	–
Information Technology	4,521,165	–	4,521,165	–
Materials	1,078,218	598,150	480,068	–
Telecommunications Services	82,935	–	82,935	–
Collateral Held for Securities Loaned	6,420,500	6,420,500	–	–
Short-Term Investments	13,334,043	13,034,173	299,870	–

Total	$830,965,509	$45,145,997	$785,454,514	$364,998

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	95,521	95,521	–	–
Foreign Currency Forward Contracts	925,311	–	925,311	–

Total Asset Derivatives	$1,020,832	$95,521	$925,311	$–

Liability Derivatives
Futures Contracts	74,851	74,851	–	–
Foreign Currency Forward Contracts	699,548	–	699,548	–

Total Liability Derivatives	$774,399	$74,851	$699,548	$–

There were no significant transfers between Levels during the period ended October 31, 2014. Transfers between Levels are identified as of the end of the period.

^ Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/ (Loss)
2-Yr. U.S. Treasury Bond Futures	35	December 2014	$7,681,586	$7,684,688	$3,102
5-Yr. U.S. Treasury Bond Futures	70	December 2014	8,362,517	8,360,078	(2,439)
10-Yr. U.S. Treasury Bond Futures	(41)	December 2014	(5,168,404)	(5,180,735)	(12,331)
30-Yr. U.S. Treasury Bond Futures	(11)	December 2014	(1,550,347)	(1,552,031)	(1,684)
ASX SPI 200 Index Futures	1	December 2014	119,800	121,397	1,597
CME 3 Month Eurodollar Futures	(36)	September 2016	(8,836,151)	(8,857,800)	(21,649)
CME 3 Month Eurodollar Futures	(1)	March 2017	(244,604)	(244,900)	(296)
Eurex 10 Year Euro BUND Futures	(22)	December 2014	(4,181,359)	(4,164,613)	16,746
Eurex 5 Year Euro BOBL Futures	4	December 2014	640,410	642,264	1,854
Eurex EURO STOXX 50 Futures	19	December 2014	764,430	740,724	(23,706)
FTSE 100 Index Futures	3	December 2014	324,950	312,204	(12,746)
Mini MSCI EAFE Index Futures	26	December 2014	2,330,270	2,386,800	56,530
Tokyo Price Index Futures	4	December 2014	461,426	476,118	14,692
Ultra Long Term U.S. Treasury Bond Futures	(10)	December 2014	(1,569,125)	(1,568,125)	1,000
Total Futures Contracts					$20,670

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/ Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Purchases
Australian Dollar	CITI	428,082	12/17/2014	$376,053	$375,351	($702)
Australian Dollar	MSC	142,000	12/17/2014	128,018	124,509	(3,509)
Australian Dollar	WBC	1,102,500	12/17/2014	964,191	966,696	2,505
Australian Dollar	DB	281,000	12/17/2014	254,212	246,387	(7,825)
Australian Dollar	SSB	289,000	12/17/2014	253,716	253,401	(315)
Australian Dollar	BNP	144,000	12/17/2014	127,476	126,262	(1,214)
Brazilian Real	MSC	611,208	11/7/2014	248,000	246,162	(1,838)
Brazilian Real	ML	308,453	11/28/2014	125,000	123,468	(1,532)
Brazilian Real	HSBC	581,613	11/7/2014	238,513	234,243	(4,270)
Brazilian Real	UBS	129,500	11/10/2014	53,444	52,110	(1,334)
Chilean Peso	CSFB	368,394,199	11/10/2014 -11/28/2014	622,000	639,537	17,537
Chinese Yuan	SB	6,382,394	12/17/2014	1,032,000	1,039,844	7,844
Chinese Yuan	BB	472,492	12/17/2014	76,000	76,980	980
Chinese Yuan	DB	6,130,991	12/17/2014	995,000	998,885	3,885
Colombian Peso	BOA	255,791,500	11/20/2014	125,000	124,101	(899)
Euro	MSC	1,286,500	12/17/2014	1,640,708	1,612,471	(28,237)
Euro	RBC	201,000	12/17/2014	258,794	251,929	(6,865)
Euro	BNP	794,000	12/17/2014	1,007,282	995,183	(12,099)
Euro	DB	798,000	12/17/2014	1,022,590	1,000,196	(22,394)
Euro	SSB	804,000	12/17/2014	1,020,518	1,007,717	(12,801)
Euro	HSBC	497,000	12/17/2014	635,938	622,929	(13,009)
Euro	JPM	521,045	11/4/2014 -12/9/2014	655,942	653,017	(2,925)
Euro	BB	499,000	12/17/2014	644,405	625,435	(18,970)
Euro	BOA	1,481,000	12/17/2014	1,882,835	1,856,253	(26,582)
Hungarian Forint	BB	60,628,504	12/17/2014	250,263	246,560	(3,703)
Hungarian Forint	BOA	61,902,080	12/17/2014	256,000	251,739	(4,261)
Hungarian Forint	DB	60,958,896	12/17/2014	248,000	247,903	(97)
Indian Rupee	MSC	48,717,577	11/20/2014	791,255	790,214	(1,041)
Indian Rupee	UBS	14,283,185	11/20/2014	232,644	231,677	(967)
Indian Rupee	DB	14,264,149	12/1/2014	231,674	230,845	(829)
Indonesian Rupiah	BB	3,241,986,000	11/3/2014 - 12/4/2014	266,545	267,539	994
Indonesian Rupiah	DB	3,128,886,299	11/3/2014	254,000	258,796	4,796
Israel Shekel	BNP	1,398,647	12/17/2014	385,000	368,235	(16,765)
Israel Shekel	BB	622,667	12/17/2014	174,339	163,936	(10,403)
Israel Shekel	CITI	832,768	12/17/2014	232,000	219,251	(12,749)
Japanese Yen	RBC	53,813,667	12/17/2014	507,000	479,426	(27,574)
Japanese Yen	BB	13,573,315	12/17/2014	129,000	120,925	(8,075)
Japanese Yen	JPM	54,685,584	12/17/2014	511,000	487,194	(23,806)
Japanese Yen	CITI	41,631,870	12/17/2014	381,000	370,898	(10,102)
Japanese Yen	SB	40,948,083	12/17/2014	387,000	364,807	(22,193)
Japanese Yen	BOA	28,167,897	12/17/2014	251,000	250,948	(52)
Malaysian Ringgit	DB	3,335,010	11/3/2014 - 11/20/2014	1,016,280	1,013,139	(3,141)
Malaysian Ringgit	CITI	2,477,116	11/3/2014 - 11/14/2014	757,000	752,765	(4,235)
Malaysian Ringgit	BB	590,026	11/20/2014	179,828	179,142	(686)
Mexican Peso	JPM	6,903,865	12/17/2014	510,000	511,315	1,315
Mexican Peso	CITI	8,037,537	12/17/2014	603,305	595,277	(8,028)
Mexican Peso	SB	12,040,817	12/17/2014	911,472	891,768	(19,704)
Mexican Peso	HSBC	11,316,288	12/17/2014	846,133	838,108	(8,025)
Mexican Peso	RBC	15,564,629	12/17/2014	1,175,744	1,152,748	(22,996)
Mexican Peso	SSB	3,353,781	12/17/2014	249,000	248,388	(612)
Mexican Peso	DB	6,670,610	12/17/2014	497,000	494,039	(2,961)
Philippines Peso	UBS	5,862,773	11/10/2014	130,690	130,620	(70)
Philippines Peso	SB	5,736,832	11/10/2014	128,043	127,814	(229)
Polish Zloty	BOA	830,793	12/17/2014	249,808	246,173	(3,635)
Polish Zloty	DB	1,206,887	12/17/2014	371,002	357,614	(13,388)
Polish Zloty	SB	997,597	12/17/2014	309,707	295,598	(14,109)
Polish Zloty	UBS	1,067,339	12/17/2014	327,797	316,264	(11,533)
Polish Zloty	BNP	1,063,563	12/17/2014	327,421	315,145	(12,276)
Polish Zloty	BB	1,466,623	12/17/2014	452,353	434,575	(17,778)
Russian Ruble	DB	5,030,847	11/17/2014	125,724	116,458	(9,266)
Russian Ruble	UBS	8,813,819	11/17/2014	237,037	204,030	(33,007)

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Purchases
Russian Ruble	CSFB	31,809,113	11/10/2014 - 11/28/2014	$765,000	$736,182	(28,818)
Russian Ruble	BNP	11,390,796	11/24/2014	276,000	263,207	(12,793)
Russian Ruble	JPM	1,365,651	11/17/2014	35,592	31,613	(3,979)
Singapore Dollar	HSBC	647,762	12/17/2014	512,000	504,252	(7,748)
South African Rand	DB	1,377,653	12/17/2014	125,000	124,015	(985)
South African Rand	SB	1,369,763	12/17/2014	125,000	123,305	(1,695)
South African Rand	UBS	1,374,6 94	12/17/2014	124,000	123,749	(251)
South African Rand	BB	6,892,106	12/17/2014	623,000	620,422	(2,578)
South Korean Won	UBS	408,616,042	11/6/2014	386,654	382,326	(4,328)
South Korean Won	MSC	263,010,540	11/20/2014	247,000	246,070	(930)
South Korean Won	BB	529,941,160	11/14/2014	497,000	495,824	(1,176)
South Korean Won	BOA	265,129,360	11/6/2014	248,000	248,071	71
South Korean Won	CSFB	133,386,800	11/6/2014	124,000	124,805	805
Turkish Lira	SB	583,332	12/17/2014	256,000	259,699	3,699
Turkish Lira	MSC	563,054	12/17/2014	249,000	250,671	1,671
Turkish Lira	RBS	4,861,735	12/17/2014	2,142,138	2,164,440	22,302
Turkish Lira	JPM	1,066,047	12/17/2014	467,000	474,604	7,604
Total Purchases				$36,483,083	$35,998,194	($484,889)

Sales
Australian Dollar	SB	271,017	12/17/2014	$242,789	$237,634	$5,155
Australian Dollar	BNP	569,000	12/17/2014	508,685	498,911	9,774
Australian Dollar	MSC	48,727	12/17/2014	43,884	42,725	1,159
Australian Dollar	RBC	292,000	12/17/2014	255,173	256,032	(859)
Australian Dollar	BB	158,700	12/17/2014	143,850	139,152	4,698
Australian Dollar	DB	143,000	12/17/2014	125,058	125,385	(327)
Australian Dollar	WBC	176,056	12/17/2014	159,228	154,369	4,859
Australian Dollar	BOA	140,973	12/17/2014	123,258	123,608	(350)
Australian Dollar	RBS	141,000	12/17/2014	123,019	123,632	(613)
Brazilian Real	UBS	1,387,886	11/7/2014 - 11/28/2014	551,944	556,591	(4,647)
Brazilian Real	CITI	3,777,403	1/23/2015	1,478,435	1,488,288	(9,853)
Brazilian Real	HSBC	610,302	11/7/2014	244,747	245,797	(1,050)
Brazilian Real	MSC	931,154	11/7/2014 - 12/3/2014	374,000	373,319	681
Brazilian Real	BB	314,686	11/28/2014	125,000	125,963	(963)
Brazilian Real	DB	205,704	11/7/2014	82,473	82,846	(373)
Chilean Peso	CSFB	72,221,250	11/20/2014	125,000	125,371	(371)
Chinese Yuan	SB	6,352,868	12/17/2014	1,025,000	1,035,035	(10,035)
Chinese Yuan	HSBC	6,348,173	12/17/2014	1,022,000	1,034,270	(12,270)
Chinese Yuan	DB	7,799,339	12/17/2014	1,259,802	1,270,700	(10,898)
Colombian Peso	BOA	765,557,234	11/10/2014 - 11/20/2014	373,000	371,639	1,361
Euro	WBC	3,212,000	12/17/2014	4,155,339	4,025,852	129,487
Euro	BB	585,000	12/17/2014	747,107	733,226	13,881
Euro	SSB	97,000	12/17/2014	123,971	121,578	2,393
Euro	UBS	197,000	12/17/2014	248,967	246,916	2,051
Euro	RBS	99,000	12/17/2014	128,288	124,084	4,204
Euro	MSC	395,000	12/17/2014	500,068	495,084	4,984
Euro	JPM	5,124,203	12/9/2014 - 12/17/2014	6,508,054	6,422,237	85,817
Euro	DB	1,383,000	12/17/2014	1,750,442	1,733,421	17,021
Euro	SB	99,000	12/17/2014	128,536	124,084	4,452
Euro	BOA	2,271,019	12/17/2014	2,956,478	2,846,447	110,031
Hungarian Forint	MSC	31,737,000	12/17/2014	129,095	129,066	29
Hungarian Forint	UBS	94,419,343	12/17/2014	392,768	383,978	8,790
Indian Rupee	BB	7,722,906	11/20/2014	124,000	125,268	(1,268)
Indian Rupee	RBS	15,299,970	11/20/2014	247,000	248,170	(1,170)
Indonesian Rupiah	BB	1,620,993,000	11/3/2014	133,911	134,076	(165)
Indonesian Rupiah	DB	3,128,886,301	11/3/2014	257,204	258,796	(1,592)
Israel Shekel	MSC	1,708,379	12/17/2014	492,732	449,782	42,950
Israel Shekel	BB	1,051,958	12/17/2014	305,695	276,959	28,736
Japanese Yen	JPM	53,683,880	12/17/2014	511,933	478,270	33,663
Japanese Yen	WBC	13,494,548	12/17/2014	124,000	120,223	3,777
Japanese Yen	BOA	13,821,305	12/17/2014	129,000	123,134	5,866
Japanese Yen	SB	27,225,688	12/17/2014	248,000	242,554	5,446

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Sales
Japanese Yen	SSB	41,013,555	12/17/2014	$383,000	$365,390	17,610
Japanese Yen	RBC	6,960,768	12/17/2014	64,000	62,013	1,987
Japanese Yen	RBS	7,010,375	12/17/2014	64,247	62,455	1,792
Japanese Yen	DB	13,481,776	12/17/2014	124,000	120,109	3,891
Japanese Yen	HSBC	13,726,912	12/17/2014	128,000	122,293	5,707
Japanese Yen	BB	125,018,920	12/17/2014	1,128,000	1,113,794	14,206
Malaysian Ringgit	CITI	1,667,505	11/3/2014	507,072	506,855	217
Malaysian Ringgit	DB	2,482,029	11/3/2014 - 11/20/2014	756,862	754,159	2,703
Malaysian Ringgit	RBC	544,151	11/14/2014	166,348	165,280	1,068
Mexican Peso	RBC	3,377,081	12/17/2014	249,000	250,114	(1,114)
Mexican Peso	JPM	38,792,859	12/11/2014 - 12/17/2014	2,886,794	2,873,276	13,518
Mexican Peso	MSC	3,364,800	12/17/2014	248,000	249,204	(1,204)
Mexican Peso	DB	6,795,152	12/17/2014	510,000	503,263	6,737
Mexican Peso	CITI	5,308,157	1/22/2015	389,962	392,343	(2,381)
Mexican Peso	BB	21,543,664	12/8/2014	1,599,262	1,596,420	2,842
Mexican Peso	SSB	6,722,571	12/17/2014	497,000	497,887	(887)
Philippines Peso	SB	5,547,016	11/10/2014	124,000	123,585	415
Philippines Peso	UBS	11,325,769	11/10/2014	252,963	252,332	631
Philippines Peso	BB	5,615,125	11/28/2014	125,000	125,055	(55)
Polish Zloty	BNP	838,204	12/17/2014	255,760	248,368	7,392
Polish Zloty	BOA	4,981,777	12/17/2014	1,490,882	1,476,152	14,730
Polish Zloty	BB	1,691,665	12/17/2014	516,380	501,258	15,122
Russian Ruble	CSFB	20,779,959	11/14/2014 - 11/24/2014	498,500	480,767	17,733
Russian Ruble	DB	10,137,985	11/17/2014	271,869	234,682	37,187
Russian Ruble	CITI	10,076,532	11/10/2014	249,000	233,680	15,320
Russian Ruble	JPM	9,926,961	11/17/2014	264,402	229,797	34,605
Singapore Dollar	CITI	520,097	12/17/2014	414,511	404,871	9,640
Singapore Dollar	HSBC	1,070,385	12/17/2014	849,458	833,244	16,214
Singapore Dollar	WBC	654,046	12/17/2014	522,353	509,144	13,209
South African Rand	BB	1,426,232	12/17/2014	124,000	128,388	(4,388)
South Korean Won	WBC	453,034,560	11/6/2014 - 11/14/2014	425,345	423,879	1,466
South Korean Won	UBS	408,616,042	11/20/2014	386,420	382,297	4,123
South Korean Won	CITI	265,055,498	12/3/2014	251,000	247,964	3,036
South Korean Won	DB	136,909,990	11/20/2014	129,700	128,092	1,608
South Korean Won	HSBC	541,167,320	11/6/2014	508,000	506,349	1,651
South Korean Won	BNP	79,925,582	11/14/2014	75,222	74,780	442
Turkish Lira	RBS	2,916,402	12/17/2014	1,263,000	1,298,380	(35,380)
Turkish Lira	SB	525,609	12/17/2014	237,961	234,001	3,960
Turkish Lira	CITI	579,775	12/17/2014	258,000	258,115	(115)
Turkish Lira	HSBC	574,377	12/17/2014	259,828	255,712	4,116
Turkish Lira	MSC	833,111	12/17/2014	370,994	370,900	94
Turkish Lira	JPM	1,153,944	12/17/2014	517,000	513,735	3,265
Turkish Lira	BNP	539,187	12/17/2014	243,524	240,046	3,478
Total Sales				$49,315,552	$48,604,900	$710,652
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						$225,763

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

Counterparty
BOA	-	Bank of America
BB	-	Barclays Bank
BNP	-	BNP Paribas
CITI	-	Citibank
CSFB	-	CS First Boston Corporation
DB	-	Deutsche Bank
HSBC	-	HSBC Securities, Inc.
JPM	-	J.P. Morgan
ML	-	Merrill Lynch
MSC	-	Morgan Stanley & Company
RBC	-	The Royal Bank of Canada
RBS	-	The Royal Bank of Scotland
SB	-	Standard Bank plc
SSB	-	State Street Bank
UBS	-	UBS Securities, Ltd.
WBC	-	Westpac Banking Corporation

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2014, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$22,702
Total Interest Rate Contracts		22,702

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	72,819
Total Equity Contracts		72,819

Foreign Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	925,311
Total Foreign Exchange Contracts		925,311

Total Asset Derivatives		$1,020,832

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	38,399
Total Interest Rate Contracts		38,399

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	36,452
Total Equity Contracts		36,452

Foreign Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	699,548
Total Foreign Exchange Contracts		699,548

Total Liability Derivatives		$774,399

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION FUND

Schedule of Investments as of October 31, 2014

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2014, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(435,034)
Total Interest Rate Contracts		(435,034)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(59,133)
Total Equity Contracts		(59,133)

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	642,087
Total Foreign Exchange Contracts		642,087

Total		$147,920

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2014, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	63,173
Total Interest Rate Contracts		63,173

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	35,283
Total Equity Contracts		35,283

Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	119,078
Total Foreign Exchange Contracts		119,078

Total		$217,534

The following table presents Partner Worldwide Allocation Fund’s average volume of derivative activity during the period ended October 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)
Equity Contracts	$3,847,687	0.4%	N/A	N/A
Interest Rate Contracts	51,509,812	5.9	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$69,248,387	7.9%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Worldwide Allocation Fund, is as follows:

Fund	Value October 31, 2013	Gross Purchases	Gross Sales	Shares Held at October 31, 2014	Value October 31, 2014	Income Earned November 1, 2013 - October 31, 2014
Cash Management Trust- Collateral Investment	$13,655,850	$112,784,671	$120,020,021	6,420,500	$6,420,500	$18,667
Cash Management Trust- Short Term Investment	13,243,347	257,848,134	258,057,308	13,034,173	13,034,173	9,637
Total Value and Income Earned	26,899,197				19,454,673	28,304

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (94.7%)	Value
Consumer Discretionary (19.9%)
65,891	Amazon.com, Inc.[a]	$20,127,065
20,850	AutoZone, Inc.[a]	11,540,892
239,900	Comcast Corporation	13,278,465
125,650	Home Depot, Inc.	12,253,388
166,550	Kohl’s Corporation	9,030,341
152,300	Las Vegas Sands Corporation	9,482,198
162,400	NIKE, Inc.	15,098,328
170,700	Starbucks Corporation	12,898,092

	Total	103,708,769

Consumer Staples (1.2%)
54,700	Anheuser-Busch InBev NV ADR	6,070,606

	Total	6,070,606

Energy (6.4%)
80,250	Cameron International Corporation[a]	4,778,887
73,500	EOG Resources, Inc.	6,986,175
97,400	Marathon Oil Corporation	3,447,960
105,500	Schlumberger, Ltd.	10,408,630
476,800	Weatherford International, Ltd.[a]	7,829,056

	Total	33,450,708

Financials (3.5%)
163,200	Citigroup, Inc.	8,736,096
157,789	J.P. Morgan Chase & Company	9,543,079

	Total	18,279,175

Health Care (16.5%)
47,400	Actavis, Inc.[a]	11,505,876
264,050	Cerner Corporation[a]	16,724,927
238,500	Gilead Sciences, Inc.[a]	26,712,000
145,550	Johnson & Johnson	15,687,379
136,650	Vertex Pharmaceuticals, Inc.[a]	15,392,256

	Total	86,022,438

Industrials (10.4%)
95,450	Boeing Company	11,922,659
410,350	Delta Air Lines, Inc.	16,508,381
138,500	Fluor Corporation	9,188,090
141,600	Union Pacific Corporation	16,489,320

	Total	54,108,450

Information Technology (36.8%)
50,422	Alibaba Group Holding, Ltd. ADR[a]	4,971,609
407,314	Apple, Inc.	43,989,912
417,300	EMC Corporation	11,989,029
262,900	Facebook, Inc.[a]	19,714,871
23,053	Google, Inc.[a]	12,888,471
28,403	Google, Inc., Class Aa	16,129,212
32,800	LinkedIn Corporation[a]	7,509,888
75,250	MasterCard, Inc.	6,302,188
256,300	NetApp, Inc.	10,969,640
220,600	QUALCOMM, Inc.	17,319,306
200,000	Salesforce.com, Inc.[a]	12,798,000
76,200	Visa, Inc.	18,396,966
110,550	VMware, Inc.[a]	9,238,663

	Total	192,217,755

	Total Common Stock (cost $370,338,476)	493,857,901

Shares or Principal Amount	Short-Term Investments (5.4%)[b]	Value
	Federal Home Loan Bank Discount Notes
680,000	0.079%, 11/5/2014[c]	679,994
900,000	0.082%, 11/7/2014[c]	899,988
26,710,284	Thrivent Cash Management Trust 0.050%	26,710,284

	Total Short-Term Investments (at amortized cost)	28,290,266

	Total Investments (cost $398,628,742) 100.1%	$522,148,167

	Other Assets and Liabilities, Net (0.1%)	(321,112)

	Total Net Assets 100.0%	$521,827,055

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
c	At October 31, 2014, $1,579,982 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held byan issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$126,250,448
Gross unrealized depreciation	(2,735,844)

Net unrealized appreciation (depreciation)	$123,514,604

Cost for federal income tax purposes	$398,633,563

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH FUND

Schedule of Investments as of October 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2014, in valuing Large Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	103,708,769	103,708,769	–	–
Consumer Staples	6,070,606	6,070,606	–	–
Energy	33,450,708	33,450,708	–	–
Financials	18,279,175	18,279,175	–	–
Health Care	86,022,438	86,022,438	–	–
Industrials	54,108,450	54,108,450	–	–
Information Technology	192,217,755	192,217,755	–	–
Short-Term Investments	28,290,266	26,710,284	1,579,982	–

Total	$522,148,167	$520,568,185	$1,579,982	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	546,312	546,312	–	–

Total Liability Derivatives	$546,312	$546,312	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2014. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Eurex EURO STOXX 50 Futures	453	December 2014	$18,206,721	$17,660,409	($546,312)
Total Futures Contracts					($546,312)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2014, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$546,312
Total Equity Contracts		546,312
Total Liability Derivatives		$546,312

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2014, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,426,243
Total Equity Contracts		1,426,243

Total		$1,426,243

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH FUND

Schedule of Investments as of October 31, 2014

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2014, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Eauity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,006,369)
Total Equity Contracts		(1,006,369)

Total		($1,006,369)

The following table presents Large Cap Growth Fund’s average volume of derivative activity during the period ended October 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$14,305,878	2.9%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Fund, is as follows:

Fund	Value October 31, 2013	Gross Purchases	Gross Sales	Shares Held at October 31, 2014	Value October 31, 2014	Income Earned November 1, 2013 - October 31, 2014
Cash Management Trust-Collateral Investment	$6,510,000	$34,564,950	$41,074,950	–	$–	$3,109
Cash Management Trust-Short Term Investment	17,617,000	56,808,493	47,715,209	26,710,284	26,710,284	13,673
Total Value and Income Earned	24,127,000				26,710,284	16,782

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (96.9%)	Value
Consumer Discretionary (8.6%)
213,920	CBS Corporation	$11,598,742
239,764	Delphi Automotive plc	16,538,921
436,731	Lowe’s Companies, Inc.	24,981,013
104,490	Time Warner Cable, Inc.	15,381,973

	Total	68,500,649

Consumer Staples (6.6%)
277,340	CVS Health Corporation	23,798,545
73,650	Kimberly-Clark Corporation	8,415,986
273,476	Mondelez International, Inc.	9,642,764
82,837	Philip Morris International, Inc.	7,373,321
45,200	Wal-Mart Stores, Inc.	3,447,404

	Total	52,678,020

Energy (12.4%)
188,800	Cameron International Corporation[a]	11,243,040
96,559	Chevron Corporation	11,582,252
142,994	EOG Resources, Inc.	13,591,580
136,775	EQT Corporation	12,862,321
425,911	Marathon Oil Corporation	15,077,249
147,600	Schlumberger, Ltd.	14,562,216
333,100	Total SA ADR	19,949,359

	Total	98,868,017

Financials (22.9%)
76,367	ACE, Ltd.	8,346,913
147,790	Allstate Corporation	9,584,182
1,380,210	Bank of America Corporation	23,684,404
258,600	Blackstone Group, LP	7,789,032
183,500	Capital One Financial Corporation	15,188,295
570,540	Citigroup, Inc.	30,541,006
272,400	Comerica, Inc.	13,004,376
188,794	Deutsche Bank AG	5,913,028
38,700	Intercontinental Exchange, Inc.	8,060,823
375,960	Invesco, Ltd.	15,215,101
396,420	MetLife, Inc.	21,501,821
509,080	Morgan Stanley	17,792,346
55,663	SVB Financial Group[a]	6,233,699

	Total	182,855,026

Health Care (14.7%)
84,900	Amgen, Inc.	13,769,082
238,740	Baxter International, Inc.	16,745,224
154,376	Covidien plc	14,270,517
114,700	Express Scripts Holding Company[a]	8,811,254
99,495	Johnson & Johnson	10,723,571
498,310	Merck & Company, Inc.	28,872,081
327,500	Pfizer, Inc.	9,808,625
149,653	UnitedHealth Group, Inc.	14,218,532

	Total	117,218,886

Industrials (9.1%)
65,300	Boeing Company	8,156,623
500,100	CSX Corporation	17,818,563
128,700	Fluor Corporation	8,537,958
135,326	Honeywell International, Inc.	13,007,535
174,700	Ingersoll-Rand plc	10,939,714
135,690	Jacobs Engineering Group, Inc.[a]	6,438,491
120,240	Pentair, Ltd.	8,062,092

	Total	72,960,976

Information Technology (14.1%)
1,228,430	Cisco Systems, Inc.	30,059,682
405,300	EMC Corporation	11,644,269
321,181	Microsoft Corporation	15,079,448
262,350	NetApp, Inc.	11,228,580
495,800	Oracle Corporation	19,360,990
281,900	Teradata Corporation[a]	11,930,008
268,750	Texas Instruments, Inc.	13,346,125

	Total	112,649,102

Materials (3.0%)
125,410	Celanese Corporation	7,365,330
187,900	Dow Chemical Company	9,282,260
139,750	Nucor Corporation	7,554,885

	Total	24,202,475

Telecommunications Services (1.9%)
311,449	Verizon Communications, Inc.	15,650,312

	Total	15,650,312

Utilities (3.6%)
196,540	NiSource, Inc.	8,266,472
410,790	PG&E Corporation	20,670,953

	Total	28,937,425

	Total Common Stock (cost $559,401,174)	774,520,888

Shares or Principal Amount	Short-Term Investments (3.0%)[b]	Value
24,139,770	Thrivent Cash Management Trust 0.050%	24,139,770

	Total Short-Term Investments (at amortized cost)	24,139,770

	Total Investments (cost $583,540,944) 99.9%	$798,660,658

	Other Assets and Liabilities, Net 0.1%	495,681

	Total Net Assets 100.0%	$799,156,339

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$220,507,754
Gross unrealized depreciation	(5,533,547)

Net unrealized appreciation (depreciation)	$214,974,207

Cost for federal income tax purposes	$583,686,451

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE FUND

Schedule of Investments as of October 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2014, in valuing Large Cap Value Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	68,500,649	68,500,649	–	–
Consumer Staples	52,678,020	52,678,020	–	–
Energy	98,868,017	98,868,017	–	–
Financials	182,855,026	182,855,026	–	–
Health Care	117,218,886	117,218,886	–	–
Industrials	72,960,976	72,960,976	–	–
Information Technology	112,649,102	112,649,102	–	–
Materials	24,202,475	24,202,475	–	–
Telecommunications Services	15,650,312	15,650,312	–	–
Utilities	28,937,425	28,937,425	–	–
Short-Term Investments	24,139,770	24,139,770	–	–

Total	$798,660,658	$798,660,658	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2014. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Value Fund, is as follows:

Fund	Value October 31, 2013	Gross Purchases	Gross Sales	Shares Held at October 31, 2014	Value October 31, 2014	Income Earned November 1, 2013 - October 31, 2014
Cash Management Trust-Collateral Investment	$9,844,200	$168,966,640	$178,810,840	–	$–	$58,427
Cash Management Trust-Short Term Investment	18,459,046	77,953,362	72,272,638	24,139,770	24,139,770	13,061
Total Value and Income Earned	28,303,246				24,139,770	71,488

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (95.2%)	Value
Consumer Discretionary (11.2%)
89,100	Amazon.com, Inc.[a]	$27,216,486
40,200	Aoyama Trading Company, Ltd.	956,156
58,300	AutoZone, Inc.[a]	32,270,216
8,000	Bayerische Motoren Werke AG	641,471
10,200	Brembo SPA	338,246
19,700	Bridgestone Corporation	658,330
15,800	Chiyoda Company, Ltd.	312,617
568,300	Comcast Corporation[b]	31,455,405
5,800	Daimler AG	452,219
98,350	Delphi Automotive plc	6,784,183
203,600	EDION Corporation[b]	1,452,633
600	Forbo Holding AG	622,668
103,100	Hakuhodo Dy Holdings, Inc.	1,019,609
128,673	Halfords Group plc	1,021,437
183,000	Haseko Corporation	1,341,377
15,500	Heiwa Corporation	317,384
175,200	Home Retail Group plc	514,129
64,500	JM AB	2,084,786
459,442	Kongsberg Automotive ASA[a]	439,622
487,230	Las Vegas Sands Corporation	30,334,940
502,000	Li & Fung, Ltd.	611,807
701,000	Luk Fook Holdings International, Ltd.	2,090,163
27,600	Next plc	2,849,321
102,200	NOK Corporation	2,589,182
96,900	Persimmon plc	2,275,704
38,933	Publicis Groupe SA	2,700,305
5,200	Rinnai Corporation	461,900
111,554	Slater & Gordon, Ltd.	602,725
481,900	Starbucks Corporation	36,412,364
107,700	Sumitomo Forestry Company, Ltd.	1,131,710
86,700	Suzuki Motor Corporation	2,906,055
2,000	Valora Holding AG	414,258
60,800	WH Smith plc	1,097,726
18,200	Wolters Kluwer NV	485,916
17,600	WPP plc	343,773

	Total	197,206,823

Consumer Staples (8.4%)
258,550	Anheuser-Busch InBev NV ADR	28,693,879
134,445	Britvic plc	1,465,849
228,300	CVS Health Corporation	19,590,423
158,717	Greencore Group plc	665,974
80,300	J Sainsbury plc[b]	316,345
39,900	Kesko Oyj	1,513,228
360,400	Kimberly-Clark Corporation	41,182,908
14,200	KOSE Corporation	580,316
25,800	Matsumotokiyoshi Holdings Company, Ltd.	750,317
19,700	Nestle SA	1,444,683
185,600	Parmalat SPA	557,737
384,900	Philip Morris International, Inc.	34,259,949
12,400	Rallye SA	480,580
62,612	Reckitt Benckiser Group plc	5,273,379
51,215	SalMar ASA	922,717
52,600	Suedzucker AGb	732,402
98,100	Tate & Lyle plc	949,417
110,000	Wal-Mart Stores, Inc.	8,389,700

	Total	147,769,803

Energy (9.1%)
827,109	BP plc	5,950,944
443,273	BW Offshore, Ltd.	544,220
230,000	Cameron International Corporation[a]	13,696,500
27,200	Eni SPA	579,493
94,500	Ensco plc	3,835,755
184,730	EOG Resources, Inc.	17,558,586
135,400	ERG SPA	1,551,690
828,000	Marathon Oil Corporation	29,311,200
97,200	Neste Oil Oyj	2,101,154
220,615	Royal Dutch Shell plc	7,889,276
150,600	Royal Dutch Shell plc, Class B	5,563,955
214,720	Schlumberger, Ltd.	21,184,275
179,100	Showa Shell Sekiyu KK	1,536,733
25,312	Statoil ASA[b]	579,276
30,800	Total SA	1,838,860
232,150	Total SA ADR	13,903,464
1,818,450	Weatherford International, Ltd.[a]	29,858,949
116,800	Woodside Petroleum, Ltd.	4,148,794

	Total	161,633,124

Financials (16.5%)
216,300	ACE, Ltd.	23,641,590
45,500	Allianz SE	7,235,499
66,584	Amlin plc	485,963
172,400	Assicurazioni Generali SPA	3,537,719
29,100	AXA SA	672,167
302,000	Banco Santander SA	2,668,327
145,500	Bank Leumi Le-Israel BMa	519,959
499,467	Bank of America Corporation	8,570,854
404,400	Blackstone Group, LP	12,180,528
8,500	Bolsas y Mercados Espanoles SA	323,395
186,600	Capital One Financial Corporation	15,444,882
226,800	Catlin Group, Ltd.	1,948,383
234,700	Challenger, Ltd.	1,443,565
361,000	Cheung Kong Holdings, Ltd.	6,408,572
664,550	Citigroup, Inc.	35,573,361
57,000	CNP Assurances	1,065,623
291,350	Comerica, Inc.	13,909,049
67,900	Commonwealth Bank of Australia	4,828,351
143,845	Credit Agricole SA	2,128,655
25,100	Daito Trust Construction Company, Ltd.	3,127,480
607,000	Daiwa Securities Group, Inc.	4,797,097
15,416	Delta Lloyd NV	351,380
315,700	Direct Line Insurance Group plc	1,396,543
180,900	FlexiGroup, Ltd.	571,332
2,014	Friends Life Group, Ltd.	10,445
408,000	Fukuoka Financial Group, Inc.	2,087,758
19,000	GAM Holding AGa	324,480
5,800	Hannover Rueckversicherung SE	484,110
45,960	Hiscox, Ltd.	501,272
111,650	Intercontinental Exchange, Inc.	23,255,579
301,617	Intermediate Capital Group plc	1,982,728
666,160	Intesa Sanpaolo SPA	1,703,226
576,750	Invesco, Ltd.	23,341,073
367,000	Investec plc	3,365,183
779,974	J.P. Morgan Chase & Company	47,172,828
211,000	Link REIT	1,240,806
717,600	Man Group plc	1,422,833
427,000	Mizuho Financial Group, Inc.	778,129
18,700	Muenchener Rueckversicherungs- Gesellschaft AG	3,681,800
17,400	National Australia Bank, Ltd.	538,284
122,200	Natixis	841,160
159,600	Old Mutual plc	495,648
147,500	Oversea-Chinese Banking Corporation, Ltd.	1,136,209
139,000	Phoenix Group Holdings	1,678,333
18,200	Sampo Oyj	872,096
15,500	SCOR SE	474,957
800	St. Galler Kantonalbank AG	289,352

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (95.2%)	Value
Financials (16.5%) - continued
42,500	Standard Chartered plc	$639,735
37,000	Sun Hung Kai Properties, Ltd.	552,081
2,400	Swiss Life Holding AGa	550,658
9,800	Swiss Re AG	792,436
126,400	UnipolSai Assicurazioni SPA	339,856
212,840	United Overseas Bank, Ltd.	3,813,175
174,080	Westpac Banking Corporation	5,343,276
32,500	Zurich Insurance Group AGa	9,835,432

	Total	292,375,212

Health Care (14.4%)
64,550	Actavis, Inc.[a]	15,668,867
26,200	Actelion, Ltd.	3,120,295
62,000	Amgen, Inc.	10,055,160
143,710	Baxter International, Inc.	10,079,819
264,500	Cerner Corporation[a]	16,753,430
26,200	CSL, Ltd.	1,849,803
304,400	Gilead Sciences, Inc.[a]	34,092,800
178,063	GlaxoSmithKline plc	4,026,693
43,700	H. Lundbeck AS	926,674
53,400	Hikma Pharmaceuticals plc	1,619,641
46,194	ICON plc[a]	2,430,266
435,500	Johnson & Johnson	46,938,190
23,000	Kaken Pharmaceutical Company, Ltd.	576,242
68,100	KYORIN Holdings, Inc.	1,434,713
862,320	Merck & Company, Inc.	49,962,821
83,800	Novartis AG	7,776,881
894,250	Pfizer, Inc.	26,782,787
9,900	Teva Pharmaceutical Industries, Ltd.	558,829
180,759	Vertex Pharmaceuticals, Inc.[a]	20,360,694

	Total	255,014,605

Industrials (8.8%)
36,900	Actividades de Construccion y Servicios SA	1,369,648
6,800	Adecco SA	460,915
25,400	Aica Kogyo Company, Ltd.	525,757
360,799	Air New Zealand, Ltd.	571,177
40,614	Arcadis NV	1,249,416
13,000	Atlas Copco AB	344,342
118,600	Berendsen plc	1,920,489
267,450	Boeing Company	33,407,179
165,400	Bradken, Ltd.	564,214
2,900	Bucher Industries AG	736,637
92,441	Cardno, Ltd.[b]	453,960
64,700	Carillion plc	344,696
132,100	COMSYS Holdings Corporation	2,358,326
34,000	CTT-Correios de Portugal SA	315,120
71,000	Daifuku Company, Ltd.	822,324
658,850	Delta Air Lines, Inc.	26,505,535
42,600	Deutsche Lufthansa AG	631,019
126,000	Downer EDI, Ltd.	532,080
6,400	Duerr AG	449,562
16,577	Elbit Systems, Ltd.	1,008,297
127,661	Fluor Corporation	8,469,031
1,400	Georg Fischer AG	808,605
14,900	Go-Ahead Group plc	586,651
38,900	Hino Motors, Ltd.	569,227
18,600	Hoshizaki Electric Company, Ltd.	900,941
10,100	Implenia AG	544,545
10,500	Inaba Denki Sangyo Company, Ltd.	366,007
78,400	Intrum Justitia AB	2,334,886
175,600	ITOCHU Corporation	2,122,748
11,664	Jardine Matheson Holdings, Ltd.	699,000
8,100	Kanamoto Company, Ltd.	295,654
94,600	KITZ Corporation	433,520
100,900	Komatsu, Ltd.	2,382,184
27,300	Legrand SA	1,469,018
62,600	Leighton Holdings, Ltd.[b]	1,218,756
2,084	Mineral Resources, Ltd.[b]	15,622
189,476	Mitie Group plc	914,170
60,300	Nitto Kogyo Corporation	1,054,218
45,200	Securitas AB	500,166
85,400	Seven Group Holdings, Ltd.	515,180
45,000	Siemens AG	5,075,698
60,800	Sumitomo Corporation	648,719
26,800	Takasago Thermal Engineering Company, Ltd.	345,886
21,600	Teleperformance SA	1,361,113
64,000	Toppan Printing Company, Ltd.	435,471
400,550	Union Pacific Corporation	46,644,047
41,450	WS Atkins plc	901,163

	Total	156,182,919

Information Technology (19.1%)
139,273	Alibaba Group Holding, Ltd. ADR[a,b]	13,732,318
820,296	Apple, Inc.	88,591,968
19,300	Brother Industries, Ltd.	343,628
7,300	Cap Gemini SA	480,311
57,650	Check Point Software Technologies, Ltd.[a,b]	4,280,513
418,950	Cisco Systems, Inc.	10,251,707
29,109	Dialog Semiconductor plc[a]	1,005,185
53,700	Econocom Group	346,901
1,368,950	EMC Corporation	39,329,934
216,000	Facebook, Inc.[a]	16,197,840
150,100	FUJIFILM Holdings NPV	5,038,645
40,242	Google, Inc.[a]	22,498,497
40,292	Google, Inc., Class Aa	22,880,618
102,000	Hitachi Kokusai Electric, Inc.	1,527,858
20,700	Hitachi Maxell, Ltd.	312,366
61,300	Hoya Corporation	2,169,213
19,900	NEC Networks & System Integration Corporation	432,380
409,350	NetApp, Inc.	17,520,180
38,100	NXP Semiconductors NVa	2,615,946
527,000	Oki Electric Industry Company, Ltd.	1,224,463
75,300	Optimal Payments plc[a]	534,727
21,400	Orbotech, Ltd.[a]	343,256
9,200	Otsuka Corporation	342,086
329,979	Pace plc	1,834,489
359,600	QUALCOMM, Inc.	28,232,196
9,300	Rohm Company, Ltd.	566,098
295,800	Salesforce.com, Inc.[a]	18,928,242
18,000	Seiko Epson Corporation	835,285
45,400	TE Connectivity, Ltd.	2,775,302
340,100	Telefonaktiebolaget LM Ericsson	4,018,758
303,200	Teradata Corporation[a]	12,831,424
26,800	ULVAC, Inc.[a]	333,728
166,000	VMware, Inc.[a]	13,872,620
18,200	Wincor Nixdorf AG	837,022

	Total	337,065,704

Materials (2.7%)
14,400	APERAM[a]	414,315
314,600	Celanese Corporation	18,476,458
422,259	Centamin plc	345,848
342,050	Dow Chemical Company	16,897,270
60,000	Hitachi Metals, Ltd.	1,012,968

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Schedule of Investments as of October 31, 2014

Shares	Common Stock (95.2%)	Value
Materials (2.7%) - continued
15,000	Holmen AB	$496,464
98,000	Kureha Corporation	486,044
24,400	Maruichi Steel Tube, Ltd.	576,216
42,200	Nihon Nohyaku Company, Ltd.	429,509
361,600	Nippon Light Metal Holdings Company, Ltd.	534,047
264,000	Oji Holdings Corporation	954,503
53,600	Orica, Ltd.	978,431
152,100	Petra Diamonds, Ltd.[a]	403,900
70,500	Stora Enso OYJ	582,196
132,000	Sumitomo Metal Mining Company, Ltd.	1,831,173
58,000	Sumitomo Seika Chemicals Company, Ltd.	355,809
126,000	Toagosei Company, Ltd.	550,674
403,000	Tosoh Corporation	1,752,478
94,000	UPM-Kymmene Oyj	1,491,075

	Total	48,569,378

Telecommunications Services (1.1%)
1,365,300	Bezeq Israel Telecommunication Corporation, Ltd.	2,333,468
271,157	BT Group plc	1,598,553
85,400	Elisa Oyj	2,345,962
66,600	Freenet AG	1,747,427
61,600	iiNet, Ltd.	434,702
110,800	Nippon Telegraph & Telephone Corporation	6,893,850
203,000	Singapore Telecommunications, Ltd.	597,485
700	Swisscom AG	412,665
1,453,900	Telecom Italia SPA[a,b]	1,647,677
219,700	Telstra Corporation, Ltd.	1,093,265

	Total	19,105,054

Utilities (3.9%)
2,267,600	A2A SPA	2,273,783
53,800	E.ON SE	927,517
827,400	Electricidade de Portugal SA	3,560,571
32,400	Electricite de France	956,719
32,100	Endesa SAb	626,202
681,100	Enel SPA	3,480,362
99,700	Fortum Oyj	2,312,219
253,400	IREN SPA	306,420
652,180	NiSource, Inc.	27,430,691
454,200	PG&E Corporation	22,855,344
6,000	Red Electrica Corporacion SA	524,287
108,300	Redes Energeticas Nacionais SGPS SA	335,696
265,300	United Utilities Group plc	3,636,785

	Total	69,226,596

	Total Common Stock (cost $1,302,263,326)	1,684,149,218

Shares	Collateral Held for Securities Loaned (1.5%)	Value
26,063,555	Thrivent Cash Management Trust	26,063,555

	Total Collateral Held for Securities Loaned (cost $26,063,555)	26,063,555

Shares or Principal Amount	Short-Term Investments (4.8%)[c]	Value
	Federal Home Loan Bank Discount Notes
11,800,000	0.051%, 1/16/2015[d]	$11,798,729
100,000	0.100%, 4/24/2015[d]	99,952
72,608,318	Thrivent Cash Management Trust 0.050%	72,608,318

	Total Short-Term Investments (at amortized cost)	84,506,999

	Total Investments (cost $1,412,833,880) 101.5%	$1,794,719,772

	Other Assets and Liabilities, Net (1.5%)	(26,530,961)

	Total Net Assets 100.0%	$1,768,188,811

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	At October 31, 2014, $11,898,681 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$396,302,783
Gross unrealized depreciation	(20,598,814)

Net unrealized appreciation (depreciation)	$375,703,969

Cost for federal income tax purposes	$1,419,015,803

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Schedule of Investments as of October 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2014, in valuing Large Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	197,206,823	164,473,594	32,733,229	–
Consumer Staples	147,769,803	132,116,859	15,652,944	–
Energy	161,633,124	129,348,729	32,284,395	–
Financials	292,375,212	203,089,744	89,285,468	–
Health Care	255,014,605	233,124,834	21,889,771	–
Industrials	156,182,919	115,025,792	41,157,127	–
Information Technology	337,065,704	314,882,561	22,183,143	–
Materials	48,569,378	35,373,728	13,195,650	–
Telecommunications Services	19,105,054	–	19,105,054	–
Utilities	69,226,596	50,286,035	18,940,561	–
Collateral Held for Securities Loaned	26,063,555	26,063,555	–	–
Short-Term Investments	84,506,999	72,608,318	11,898,681	–

Total	$1,794,719,772	$1,476,393,749	$318,326,023	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	5,383,956	5,383,956	–	–

Total Liability Derivatives	$5,383,956	$5,383,956	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2014. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/ (Loss)
Eurex EURO STOXX 50 Futures	1,403	December 2014	$56,388,585	$54,696,587	($1,691,998)
Mini MSCI EAFE Index Futures	887	December 2014	84,120,885	81,426,601	(2,694,284)
S&P 500 Index Mini-Futures	(879)	December 2014	(87,403,356)	(88,401,030)	(997,674)
Total Futures Contracts					($5,383,956)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2014, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$5,383,956
Total Equity Contracts		5,383,956
Total Liability Derivatives		$5,383,956

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2014, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	8,585,221
Total Equity Contracts		8,585,221

Total		$8,585,221

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK FUND

Schedule of Investments as of October 31, 2014

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2014, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(9,680,602)
Total Equity Contracts		(9,680,602)

Total		($9,680,602)

The following table presents Large Cap Stock Fund’s average volume of derivative activity during the period ended October 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$117,805,121	6.6%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Stock Fund, is as follows:

Fund	Value October 31, 2013	Gross Purchases	Gross Sales	Shares Held at October 31, 2014	Value October 31, 2014	Income Earned November 1, 2013 - October 31, 2014
Cash Management Trust-Collateral Investment	$–	$388,619,572	$362,556,017	26,063,555	$26,063,555	$125,641
Cash Management Trust-Short Term Investment	104,494,057	276,500,371	308,386,110	72,608,318	72,608,318	50,553
Total Value and Income Earned	104,494,057				98,671,873	176,194

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Bank Loans (5.9%)[a]	Value
Communication Services (2.8%)
	Birch Communication Inc., Term Loan
$3,670,000	7.750%, 7/17/2020	$3,523,200
	Cengage Learning Aquisitions, Term Loan
4,557,100	7.000%, 3/31/2020	4,559,379
	Clear Channel Communications, Inc., Term Loan
60,769	3.804%, 1/29/2016	60,212
7,202,963	6.904%, 1/30/2019	6,789,944
2,316,595	7.654%, 7/30/2019	2,224,649
	IMG Worldwide, Inc., Term Loan
2,750,000	8.250%, 5/6/2022	2,681,250
	McGraw-Hill Global Education, LLC, Term Loan
1,980,863	5.750%, 3/22/2019	1,982,725

	Total	21,821,359

Consumer Cyclical (1.1%)
	Amaya BV, Term Loan
2,305,000	8.000%, 8/1/2022	2,326,137
	Mohegan Tribal Gaming Authority, Term Loan
2,272,825	5.500%, 11/19/2019	2,204,640
	Scientific Games International, Inc., Term Loan
4,450,000	7.250%, 10/1/2021	4,353,569

	Total	8,884,346

Consumer Non- Cyclical (0.9%)
	Albertsons, Inc., Term Loan
2,970,094	4.750%, 3/21/2019	2,962,668
	HCA, Inc., Term Loan
4,227,749	2.983%, 5/1/2018	4,205,850

	Total	7,168,518

Financials (0.4%)
	DJO Finance, LLC, Term Loan
2,897,472	4.250%, 9/15/2017	2,881,536

	Total	2,881,536

Technology (0.7%)
	First Data Corporation, Term Loan
5,549,215	3.653%, 3/23/2018	5,493,723

	Total	5,493,723

	Total Bank Loans (cost $46,477,801)	46,249,482

Principal Amount	Long-Term Fixed Income (88.3%)	Value
Asset-Backed Securities (0.3%)
	Renaissance Home Equity Loan Trust
1,775,198	5.746%, 5/25/2036[b]	1,308,935
1,600,000	6.011%, 5/25/2036[b]	1,144,211

	Total	2,453,146

Basic Materials(6.9%)
	APERAM
2,355,000	7.750%, 4/1/2018*	2,437,425
1,410,000	7.125%, 5/1/2018*	1,466,400
	First Quantum Minerals, Ltd.
3,136,000	6.750%, 2/15/2020[c]	3,034,080
3,006,000	7.000%, 2/15/2021[c]	2,949,638
	FMG Resources Pty. Ltd.
1,410,000	6.000%, 4/1/2017[c,d]	1,438,200
4,700,000	8.250%, 11/1/2019[c,d]	4,876,250
	Graphic Packaging International, Inc.
1,400,000	7.875%, 10/1/2018	1,458,800
710,000	4.750%, 4/15/2021	717,100
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
5,630,000	8.875%, 2/1/2018	5,566,662
	INEOS Group Holdings SA
2,755,000	6.125%, 8/15/2018[c,d]	2,779,106
	Magnetation, LLC
3,280,000	11.000%, 5/15/2018*	2,943,800
	Midwest Vanadium, Pty. Ltd.
3,070,000	11.500%, 2/15/2018*	429,800
	Novelis, Inc.
3,550,000	8.750%, 12/15/2020	3,873,937
	Rayonier AM Products, Inc.
1,010,000	5.500%, 6/1/2024[c]	954,450
	Resolute Forest Products, Inc.
4,190,000	5.875%, 5/15/2023	4,011,925
	Ryerson, Inc.
1,900,000	9.000%, 10/15/2017	1,999,750
	Sappi Papier Holding GmbH
2,355,000	8.375%, 6/15/2019[c]	2,555,175
	Signode Industrial Group Lux SA
920,000	6.375%, 5/1/2022[c]	892,400
	Tembec Industries, Inc.
2,340,000	9.000%, 12/15/2019[c]	2,369,250
	Trinseo Materials Operating SCA
2,664,000	8.750%, 2/1/2019	2,817,180
	Westmoreland Coal Company
4,475,000	10.750%, 2/1/2018	4,687,563

	Total	54,258,891

Capital Goods (8.4%)
	Abengoa Finance SAU
2,750,000	7.750%, 2/1/2020[c]	2,873,750
	Abengoa Greenfield SA
3,040,000	6.500%, 10/1/2019[c]	3,047,600
	Berry Plastics Corporation
2,290,000	5.500%, 5/15/2022	2,298,588
	Brand Energy & Infrastructure Services, Inc.
1,830,000	8.500%, 12/1/2021[c]	1,823,137
	Case New Holland, Inc.
2,210,000	7.875%, 12/1/2017	2,480,725
	Cemex Finance, LLC
2,305,000	9.375%, 10/12/2017[c]	2,656,513
	Cemex SAB de CV
2,500,000	5.700%, 1/11/2025[c]	2,449,250
	CNH Capital, LLC
1,850,000	3.625%, 4/15/2018	1,850,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (88.3%)	Value
Capital Goods (8.4%) - continued
	CTP Transportation Products, LLC
$2,755,000	8.250%, 12/15/2019*	$2,982,287
	Graphic Packaging International, Inc.
470,000	4.875%, 11/15/2022[e]	472,350
	Manitowoc Company, Inc.
4,270,000	8.500%, 11/1/2020	4,622,275
	Milacron, LLC
2,360,000	7.750%, 2/15/2021[c]	2,454,400
	Nortek, Inc.
2,750,000	10.000%, 12/1/2018	2,894,375
3,360,000	8.500%, 4/15/2021	3,612,000
	Owens-Illinois, Inc.
3,030,000	7.800%, 5/15/2018	3,423,900
	Reynolds Group Issuer, Inc.
1,420,000	9.000%, 4/15/2019	1,483,900
1,840,000	9.875%, 8/15/2019	1,998,700
1,900,000	5.750%, 10/15/2020	1,976,000
2,370,000	8.250%, 2/15/2021[d]	2,547,750
	RSC Equipment Rental, Inc.
2,780,000	8.250%, 2/1/2021	3,030,200
	Safeway Group Holding, LLC
2,825,000	7.000%, 5/15/2018[c]	2,916,812
	Silgan Holdings, Inc.
3,530,000	5.000%, 4/1/2020	3,600,600
	Tekni-Plex, Inc.
2,056,000	9.750%, 6/1/2019[c]	2,246,180
	United Rentals North America, Inc.
930,000	7.375%, 5/15/2020	1,009,050
1,375,000	6.125%, 6/15/2023	1,479,844
	UR Financing Escrow Corporation
3,750,000	7.625%, 4/15/2022	4,181,250

	Total	66,411,436

Communications Services (18.2%)
	Altice Financing SA
920,000	6.500%, 1/15/2022[c]	945,300
	Altice Finco SA
950,000	9.875%, 12/15/2020[c]	1,059,250
460,000	8.125%, 1/15/2024[c]	484,150
	Altice SA
2,750,000	7.750%, 5/15/2022[c]	2,887,500
	AMC Networks, Inc.
4,190,000	7.750%, 7/15/2021	4,567,100
	CCO Holdings, LLC
1,390,000	7.000%, 1/15/2019	1,449,075
700,000	7.375%, 6/1/2020	750,312
1,835,000	5.250%, 3/15/2021	1,857,938
1,835,000	5.250%, 9/30/2022	1,846,469
	CenturyLink, Inc.
1,210,000	6.450%, 6/15/2021	1,324,950
	Cequel Communications Escrow 1, LLC
3,180,000	6.375%, 9/15/2020[c]	3,315,150
	Clear Channel Worldwide Holdings, Inc.
5,000,000	6.500%, 11/15/2022	5,175,000
	Columbus International, Inc.
4,435,000	7.375%, 3/30/2021[c]	4,701,100
	Digicel, Ltd.
3,790,000	8.250%, 9/1/2017[c]	3,880,012
1,470,000	7.000%, 2/15/2020*	1,525,125
2,780,000	6.000%, 4/15/2021[c]	2,807,800
	DISH DBS Corporation
2,355,000	5.125%, 5/1/2020	2,449,200
2,290,000	5.000%, 3/15/2023	2,281,413
	Eileme 2 AB
3,740,000	11.625%, 1/31/2020*	4,282,300
	Frontier Communications Corporation
2,745,000	8.125%, 10/1/2018	3,116,947
500,000	6.250%, 9/15/2021	516,563
1,000,000	6.875%, 1/15/2025	1,012,500
	Gray Television, Inc.
2,290,000	7.500%, 10/1/2020	2,395,912
	Hughes Satellite Systems Corporation
4,400,000	6.500%, 6/15/2019	4,763,000
	Intelsat Jackson Holdings SA
6,530,000	7.250%, 10/15/2020	6,970,775
	Level 3 Escrow II, Inc.
3,000,000	5.375%, 8/15/2022[c]	3,052,500
	Level 3 Financing, Inc.
3,700,000	8.625%, 7/15/2020	4,070,000
1,380,000	6.125%, 1/15/2021[c]	1,447,275
	McGraw-Hill Global Education Holdings, LLC
4,705,000	9.750%, 4/1/2021	5,316,650
	MDC Partners, Inc.
3,270,000	6.750%, 4/1/2020[c]	3,392,625
	Nielsen Finance, LLC
1,150,000	5.000%, 4/15/2022[c]	1,167,250
	Numericable Group SA
3,910,000	6.000%, 5/15/2022[c]	3,997,975
2,290,000	6.250%, 5/15/2024[c]	2,355,838
	Sprint Communications, Inc.
7,120,000	9.000%, 11/15/2018[c]	8,374,900
2,530,000	7.000%, 3/1/2020[c]	2,822,215
	Sprint Corporation
2,740,000	7.125%, 6/15/2024[c]	2,815,350
	T-Mobile USA, Inc.
3,210,000	6.542%, 4/28/2020	3,386,550
690,000	6.633%, 4/28/2021	727,087
920,000	6.125%, 1/15/2022	953,350
690,000	6.731%, 4/28/2022	729,675
920,000	6.500%, 1/15/2024	963,700
	Unitymedia Hessen GmbH & Company KG
4,650,000	5.500%, 1/15/2023[c]	4,847,625
	Univision Communications, Inc.
2,713,000	6.750%, 9/15/2022[c]	3,011,430
	UPCB Finance V, Ltd.
1,400,000	7.250%, 11/15/2021[c]	1,540,000
	Verizon Communications, Inc.
1,440,000	5.150%, 9/15/2023	1,612,639
	West Corporation
3,210,000	5.375%, 7/15/2022[c]	3,113,700
	WideOpenWest Finance, LLC
5,800,000	10.250%, 7/15/2019	6,365,500
	Wind Acquisition Finance SA
3,940,000	4.750%, 7/15/2020[c]	3,851,350
4,800,000	7.375%, 4/23/2021[c]	4,692,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (88.3%)	Value
Communications Services (18.2%) - continued
	Windstream Corporation
$1,830,000	7.750%, 10/1/2021	$1,958,100

	Total	142,930,125

Consumer Cyclical (12.3%)
	AMC Entertainment, Inc.
2,290,000	5.875%, 2/15/2022	2,335,800
	Beazer Homes USA, Inc.
2,290,000	5.750%, 6/15/2019	2,192,675
	Brookfield Residential Properties, Inc.
2,370,000	6.500%, 12/15/2020[c]	2,524,050
1,760,000	6.125%, 7/1/2022[c]	1,870,000
	Choice Hotels International, Inc.
5,721,000	5.750%, 7/1/2022	6,164,378
	Chrysler Group, LLC
2,230,000	8.000%, 6/15/2019	2,388,887
1,900,000	8.250%, 6/15/2021	2,123,250
	Churchill Downs, Inc.
3,110,000	5.375%, 12/15/2021[c]	3,187,750
	Cinemark USA, Inc.
4,205,000	4.875%, 6/1/2023	4,141,925
	CST Brands, Inc.
1,890,000	5.000%, 5/1/2023	1,875,825
	Drawbridge Special Opportunities Fund, LP
3,215,000	5.000%, 8/1/2021[c]	3,198,925
	Eldorado Resorts, LLC
5,135,000	8.625%, 6/15/2019*	5,455,937
	General Motors Financial Company, Inc.
1,190,000	6.750%, 6/1/2018	1,352,138
	GLP Capital, LP
2,755,000	5.375%, 11/1/2023	2,899,638
	Hilton Worldwide Finance, LLC
2,420,000	5.625%, 10/15/2021[c]	2,550,075
	Jaguar Land Rover Automotive plc
2,110,000	4.125%, 12/15/2018[c]	2,146,925
585,000	4.250%, 11/15/2019[c]	587,925
950,000	5.625%, 2/1/2023[c]	988,000
	KB Home
930,000	7.250%, 6/15/2018	1,006,725
920,000	4.750%, 5/15/2019	913,100
1,750,000	8.000%, 3/15/2020	1,951,250
1,420,000	7.500%, 9/15/2022	1,530,050
	L Brands, Inc.
1,430,000	6.625%, 4/1/2021	1,619,475
1,640,000	5.625%, 2/15/2022	1,758,900
	Lear Corporation
2,340,000	4.750%, 1/15/2023	2,345,850
	LKQ Corporation
2,590,000	4.750%, 5/15/2023	2,502,976
	Mohegan Tribal Gaming Authority
3,520,000	9.750%, 9/1/2021[d]	3,625,600
	Neiman Marcus Group, Ltd., LLC
2,760,000	8.000%, 10/15/2021[c]	2,944,053
1,840,000	8.750%, 10/15/2021[c,d]	1,968,800
	New Cotai, LLC
4,356,682	10.625%, 5/1/2019[c]	4,944,834
	Rite Aid Corporation
2,835,000	6.750%, 6/15/2021[d]	3,026,363
	Scientific Games International, Inc.
3,895,000	6.625%, 5/15/2021[c,d]	3,096,525
	Seminole Indian Tribe of Florida
3,345,000	7.804%, 10/1/2020*	3,595,875
	Seven Seas Cruises S de RL, LLC
3,675,000	9.125%, 5/15/2019[c]	3,904,687
	Studio City Finance, Ltd.
4,760,000	8.500%, 12/1/2020[c]	5,164,600
	Tunica-Biloxi Gaming Authority
4,230,000	9.000%, 11/15/2015*	2,538,000

	Total	96,421,766

Consumer Non- Cyclical (9.0%)
	Aviv Healthcare Properties, LP
2,760,000	6.000%, 10/15/2021	2,842,800
	B&G Foods, Inc.
3,300,000	4.625%, 6/1/2021	3,242,250
	Cott Beverages, Inc.
2,885,000	5.375%, 7/1/2022[c]	2,856,150
	Envision Healthcare Corporation
3,205,000	5.125%, 7/1/2022[c]	3,245,063
	Fresenius Medical Care US Finance, Inc.
2,340,000	6.500%, 9/15/2018[c]	2,591,550
1,850,000	5.750%, 2/15/2021[c]	1,986,438
	Grifols Worldwide Operations, Ltd.
2,290,000	5.250%, 4/1/2022[c]	2,347,250
	HCA, Inc.
550,000	3.750%, 3/15/2019	551,375
2,355,000	6.500%, 2/15/2020	2,628,769
4,190,000	5.875%, 3/15/2022	4,598,525
1,640,000	4.750%, 5/1/2023	1,666,650
	JBS Finance II, Ltd.
3,950,000	8.250%, 1/29/2018*	4,157,375
	JBS USA, LLC
2,750,000	5.875%, 7/15/2024[c]	2,763,750
	MPH Acquisition Holdings, LLC
3,205,000	6.625%, 4/1/2022[c]	3,353,231
	Ortho-Clinical Diagnostics, Inc.
3,900,000	6.625%, 5/15/2022[c]	3,646,500
	Prestige Brands, Inc.
920,000	5.375%, 12/15/2021[c]	890,100
	Revlon Consumer Products Corporation
4,240,000	5.750%, 2/15/2021[d]	4,240,000
	Spectrum Brands Escrow Corporation
1,930,000	6.375%, 11/15/2020	2,045,800
1,820,000	6.625%, 11/15/2022	1,951,950
	Teleflex, Inc.
1,565,000	6.875%, 6/1/2019	1,678,462
2,225,000	5.250%, 6/15/2024[c]	2,258,375
	Tenet Healthcare Corporation
2,750,000	6.000%, 10/1/2020	2,956,250
3,665,000	8.125%, 4/1/2022	4,201,006
	TreeHouse Foods, Inc.
1,835,000	4.875%, 3/15/2022[d]	1,862,525
	Valeant Pharmaceuticals International, Inc.
2,400,000	7.250%, 7/15/2022[c]	2,532,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (88.3%)	Value
Consumer Non-Cyclical (9.0%) - continued
	Visant Corporation
$1,830,000	10.000%, 10/1/2017	$1,610,400
1,650,000	VPII Escrow Corporation 7.500%, 7/15/2021 [c]	1,765,500

	Total	70,470,044

Energy (12.1%)
	Bonanza Creek Energy, Inc.
4,415,000	6.750%, 4/15/2021	4,426,038
	Calumet Specialty Products Partners, LP
3,440,000	6.500%, 4/15/2021[c]	3,336,800
	Chaparral Energy, Inc.
3,850,000	7.625%, 11/15/2022	3,753,750
	Concho Resources, Inc.
4,260,000	6.500%, 1/15/2022	4,600,800
	Crestwood Midstream Partners, LP
2,065,000	6.125%, 3/1/2022	2,085,650
	Diamondback Energy, Inc.
2,510,000	7.625%, 10/1/2021	2,666,875
	Energy XXI Gulf Coast, Inc.
1,830,000	7.750%, 6/15/2019[d]	1,647,000
1,160,000	7.500%, 12/15/2021[d]	962,800
1,140,000	6.875%, 3/15/2024[c,d]	900,600
	Exterran Partners, LP
3,720,000	6.000%, 4/1/2021	3,589,800
	Hornbeck Offshore Services, Inc.
1,410,000	5.000%, 3/1/2021	1,254,900
	Jones Energy Holdings, LLC
4,205,000	6.750%, 4/1/2022[c]	4,015,775
	Kodiak Oil & Gas Corporation
2,820,000	5.500%, 1/15/2021	2,862,300
1,420,000	5.500%, 2/1/2022	1,448,400
	Laredo Petroleum, Inc.
3,670,000	5.625%, 1/15/2022	3,614,950
	Linn Energy, LLC
1,750,000	8.625%, 4/15/2020	1,754,375
1,930,000	7.750%, 2/1/2021	1,891,400
	Markwest Energy Partners, LP
1,521,000	6.250%, 6/15/2022	1,638,877
	MEG Energy Corporation
945,000	6.500%, 3/15/2021[c]	935,550
2,840,000	6.375%, 1/30/2023[c]	2,811,600
1,200,000	7.000%, 3/31/2024[c]	1,206,000
	Memorial Production Partners, LP
2,830,000	7.625%, 5/1/2021	2,741,563
1,840,000	6.875%, 8/1/2022[c]	1,665,200
	Northern Tier Energy, LLC
2,980,000	7.125%, 11/15/2020	3,129,000
	Oasis Petroleum, Inc.
2,430,000	7.250%, 2/1/2019	2,502,900
1,410,000	6.500%, 11/1/2021	1,445,250
1,000,000	6.875%, 3/15/2022	1,040,000
	Offshore Group Investment, Ltd.
3,770,000	7.125%, 4/1/2023[d]	3,110,250
	Pacific Drilling V, Ltd.
3,190,000	7.250%, 12/1/2017[c]	3,162,087
	Precision Drilling Corporation
2,200,000	6.625%, 11/15/2020	2,266,000
940,000	6.500%, 12/15/2021	963,500
1,150,000	5.250%, 11/15/2024[c]	1,069,500
	Rice Energy, Inc.
3,895,000	6.250%, 5/1/2022[c,d]	3,765,978
	Rosetta Resources, Inc.
3,210,000	5.875%, 6/1/2024	3,081,600
	Sabine Pass Liquefaction, LLC
2,750,000	5.750%, 5/15/2024[c]	2,842,813
	Samson Investment Company
3,440,000	9.750%, 2/15/2020	2,545,600
	Tesoro Logistics, LP
2,100,000	5.500%, 10/15/2019[c]	2,157,750
1,870,000	6.250%, 10/15/2022[c]	1,935,450
	United Refining Company
2,789,000	10.500%, 2/28/2018	2,970,285
	Western Refining, Inc.
940,000	6.250%, 4/1/2021	944,700

	Total	94,743,666

Financials (7.1%)
	AerCap Ireland Capital, Ltd.
2,810,000	5.000%, 10/1/2021[c]	2,922,400
	Ally Financial, Inc.
2,910,000	7.500%, 9/15/2020	3,462,900
	Aviv Healthcare Properties, LP
4,730,000	7.750%, 2/15/2019	4,966,500
	Banco do Brasil SA/Cayman Islands
1,250,000	6.250%, 12/31/2049[c,f]	981,250
	BBVA International Preferred SA Unipersonal
1,415,000	5.919%, 12/29/2049[f]	1,443,300
	CIT Group, Inc.
3,205,000	3.875%, 2/19/2019	3,225,031
	Credit Agricole SA
935,000	6.625%, 9/29/2049 [c],d,f	912,186
	CyrusOne, LP
3,460,000	6.375%, 11/15/2022	3,641,650
	DDR Corporation
720,000	4.625%, 7/15/2022	763,952
	Denali Borrower, LLC
4,890,000	5.625%, 10/15/2020[c]	5,186,456
	Developers Diversified Realty Corporation
2,810,000	7.875%, 9/1/2020	3,488,607
	HSBC Holdings plc
935,000	6.375%, 12/29/2049[f]	953,700
	Icahn Enterprises, LP
3,500,000	4.875%, 3/15/2019	3,561,250
6,965,000	6.000%, 8/1/2020	7,313,250
2,760,000	5.875%, 2/1/2022	2,835,900
	ILFC E-Capital Trust II
1,605,000	6.250%, 12/21/2065[c,g]	1,552,838
	International Lease Finance Corporation
1,400,000	8.875%, 9/1/2017	1,610,000
	Jefferies Finance, LLC
2,350,000	7.375%, 4/1/2020*	2,338,250
	Lloyds Banking Group plc
920,000	6.657%, 1/29/2049[c,f]	991,300
	Royal Bank of Scotland Group plc
1,885,000	7.640%, 3/29/2049[f]	1,993,387

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (88.3%)	Value
Financials (7.1%) - continued
	TMX Finance, LLC
$1,415,000	8.500%, 9/15/2018[c]	$1,379,625

	Total	55,523,732

Technology (5.2%)
	AECOM Technology Corporation
2,340,000	5.750%, 10/15/2022[c]	2,462,850
	Alliance Data Systems Corporation
3,810,000	5.250%, 12/1/2017[c]	3,924,300
2,300,000	5.375%, 8/1/2022[c]	2,334,500
	Amkor Technology, Inc.
2,870,000	6.625%, 6/1/2021	2,905,875
	Anixter, Inc.
3,045,000	5.125%, 10/1/2021	3,090,294
	Brocade Communications Systems, Inc.
3,410,000	4.625%, 1/15/2023	3,324,750
	First Data Corporation
500,000	7.375%, 6/15/2019[c]	530,000
1,629,000	12.625%, 1/15/2021	1,967,018
1,788,000	11.750%, 8/15/2021	2,096,430
	Flextronics International, Ltd.
2,000,000	4.625%, 2/15/2020	2,030,000
	Freescale Semiconductor, Inc.
1,890,000	8.050%, 2/1/2020	1,993,950
2,089,000	10.750%, 8/1/2020	2,282,232
	Infor US, Inc.
2,910,000	9.375%, 4/1/2019	3,164,625
	Micron Technology, Inc.
1,375,000	5.875%, 2/15/2022[c]	1,443,750
	NXP BV/NXP Funding, LLC
3,285,000	5.750%, 3/15/2023[c]	3,473,888
	Sensata Technologies BV
4,130,000	4.875%, 10/15/2023[c]	4,078,375

	Total	41,102,837

Transportation (4.7%)
	Algeco Scotsman Global Finance plc
3,320,000	8.500%, 10/15/2018[c,d]	3,452,800
	American Airlines Pass Through Trust
3,542,033	5.600%, 7/15/2020[c]	3,626,156
	Avis Budget Car Rental, LLC
3,100,000	5.125%, 6/1/2022[c]	3,062,800
3,150,000	5.500%, 4/1/2023[d]	3,165,750
	Continental Airlines, Inc.
1,440,000	6.125%, 4/29/2018	1,508,400
	Delta Air Lines Pass Through Trust
2,390,578	6.875%, 5/7/2019*	2,635,613
	Dynagas LNG Partners, LP
1,870,000	6.250%, 10/30/2019[d]	1,767,150
	Eletson Holdings, Inc.
1,830,000	9.625%, 1/15/2022*	1,820,850
	Hornbeck Offshore Services, Inc.
1,885,000	5.875%, 4/1/2020	1,771,900
	Navios Maritime Holdings, Inc.
2,030,000	8.125%, 2/15/2019[d]	1,964,025
1,605,000	8.125%, 11/15/2021[c]	1,633,087
	Navios South American Logistics, Inc.
1,600,000	7.250%, 5/1/2022[c]	1,612,000
	Teekay Offshore Partners, LP
3,210,000	6.000%, 7/30/2019	3,101,663
	Ultrapetrol Bahamas, Ltd.
3,280,000	8.875%, 6/15/2021	3,444,000
	United Airlines Pass Through Trust
1,440,000	5.375%, 8/15/2021	1,461,600
	XPO Logistics, Inc.
1,170,000	7.875%, 9/1/2019[c]	1,225,575

	Total	37,253,369

Utilities (4.1%)
	Access Midstream Partners, LP
1,280,000	4.875%, 5/15/2023	1,337,600
	AES Corporation
2,350,000	7.375%, 7/1/2021	2,681,202
	Atlas Pipeline Partners, LP
3,770,000	4.750%, 11/15/2021	3,760,575
	Calpine Corporation
4,130,000	5.375%, 1/15/2023	4,171,300
	Chesapeake Midstream Partners, LP
810,000	6.125%, 7/15/2022	880,875
	Covanta Holding Corporation
2,400,000	7.250%, 12/1/2020	2,556,000
1,650,000	6.375%, 10/1/2022	1,757,250
	Dynegy Finance I, Inc.
2,340,000	7.625%, 11/1/2024[c]	2,480,400
	Dynegy Finance I, Inc./ Dynegy Finance II, Inc.
935,000	6.750%, 11/1/2019[c]	967,725
	Electricite de France SA
2,500,000	5.250%, 12/29/2049c,[f]	2,593,750
	Holly Energy Partners, LP
820,000	6.500%, 3/1/2020	850,750
	Regency Energy Partners, LP
3,950,000	5.500%, 4/15/2023	4,088,250
	Targa Resources Partners, LP
4,280,000	5.250%, 5/1/2023	4,494,000

	Total	32,619,677

	Total Long-Term Fixed Income (cost $679,703,044)	694,188,689

Shares	Preferred Stock (1.0%)	Value
Financials (0.9%)
52,669	Citigroup, Inc., 6.875%[f]	1,409,422
48,000	Discover Financial Services, 6.500%[f]	1,232,160
74,979	Goldman Sachs Group, Inc., 5.500%[f]	1,794,248
16,984	Morgan Stanley, 6.875%[f]	450,416
17,280	PNC Financial Services Group, Inc., 6.125%[f]	470,707
1,440	Wells Fargo & Company, Convertible, 7.500%[f]	1,733,760

	Total	7,090,713

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Schedule of Investments as of October 31, 2014

Shares	Preferred Stock (1.0%)	Value
Materials (0.1%)
36,650	CHS, Inc., 7.100%[f]	$984,419

	Total	984,419

	Total Preferred Stock (cost $8,214,056)	8,075,132

Shares	Common Stock (<0.1%)	Value
Consumer Discretionary (<0.1%)
153	Lear Corporation, Warrants, $0.01, expires 11/11/2014[h]	27,921
36,330	TVMAX Holdings, Inc.[h,i]	4

	Total	27,925

Financials (<0.1%)
10	New Cotai, LLC[h,i]	251,278

	Total	251,278

	Total Common Stock (cost $2,569,891)	279,203

Shares	Collateral Held for Securities Loaned (5.4%)	Value
42,383,027	Thrivent Cash Management Trust	42,383,027

	Total Collateral Held for Securities Loaned (cost $42,383,027)	42,383,027

Shares or Principal Amount	Short-Term Investments (3.4%)[j]	Value
	Federal Home Loan Bank Discount Notes
400,000	0.070%, 11/19/2014	399,986
	Thrivent Cash Management Trust
26,565,337	0.050%	26,565,337

	Total Short-Term Investments (at amortized cost)	26,965,323

	Total Investments (cost $806,313,142) 104.0%	$818,140,856

	Other Assets and Liabilities, Net (4.0%)	(31,808,924)

	Total Net Assets 100.0%	$786,331,932

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2014.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2014, the value of these investments was $264,824,656 or 33.7% of total net assets.

d	All or a portion of the security is on loan.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2014.
h	Non-income producing security,
i	Security is fair valued.
j	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
*

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities High Yield Fund owned as of October 31, 2014.

Security	Acquisition Date	Cost
APERAM, 4/1/2018	3/25/2011	$2,346,506
Bluescope Steel, Ltd., 5/1/2018	4/11/2013	1,410,000
CTP Transportation Products, LLC, 12/15/2019	12/13/2013	2,865,937
Delta Air Lines Pass Through Trust, 5/7/2019	5/3/2013	2,530,768
Digicel, Ltd., 2/15/2020	2/7/2012	1,470,000
Eileme 2 AB, 1/31/2020	1/19/2012	3,668,940
Eldorado Resorts, LLC, 6/15/2019	5/19/2011	5,115,186
Eletson Holdings, Inc., 1/15/2022	12/12/2013	1,804,691
JBS Finance II, Ltd., 1/29/2018	7/22/2010	3,896,043
Jefferies Finance, LLC, 4/1/2020	3/19/2013	2,350,000
Magnetation, LLC, 5/15/2018	5/15/2013	3,364,287
Midwest Vanadium, Pty. Ltd., 2/15/2018	2/9/2011	2,908,916
Seminole Indian Tribe of Florida, 10/1/2020	7/8/2010	3,138,473
Tunica-Biloxi Gaming Authority, 11/15/2015	11/8/2005	4,224,408

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$26,901,116
Gross unrealized depreciation	(15,362,094)

Net unrealized appreciation (depreciation)	$11,539,022

Cost for federal income tax purposes	$806,601,834

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Schedule of Investments as of October 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2014, in valuing High Yield Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Communications Services	21,821,359	–	15,616,909	6,204,450
Consumer Cyclical	8,884,346	–	8,884,346	–
Consumer Non-Cyclical	7,168,518	–	7,168,518	–
Financials	2,881,536	–	2,881,536	–
Technology	5,493,723	–	5,493,723	–

Long-Term Fixed Income
Asset-Backed Securities	2,453,146	–	2,453,146	–
Basic Materials	54,258,891	–	54,258,891	–
Capital Goods	66,411,436	–	66,411,436	–
Communications Services	142,930,125	–	142,930,125	–
Consumer Cyclical	96,421,766	–	96,421,766	–
Consumer Non-Cyclical	70,470,044	–	70,470,044	–
Energy	94,743,66 6	–	94,743,666	–
Financials	55,523,732	–	55,523,732	–
Technology	41,102,837	–	41,102,837	–
Transportation	37,253,369	–	37,253,369	–
Utilities	32,619,677	–	32,619,677	–

Preferred Stock
Financials	7,090,713	7,090,713	–	–
Materials	984,419	984,419	–	–

Common Stock
Consumer Discretionary	27,925	27,921	–	4
Financials	251,278	–	–	251,278
Collateral Held for Securities Loaned	42,383,027	42,383,027	–	–
Short-Term Investments	26,965,323	26,565,337	399,986	–

Total	$818,140,856	$77,051,417	$734,633,707	$6,455,732

There were no significant transfers between Levels during the period ended October 31, 2014. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/( losses) and Statement of Operations location, for the period ended October 31, 2014, for High Yield Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Eauity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(34,753)
Total Equity Contracts		(34,753)

Total		($34,753)

The following table presents High Yield Fund’s average volume of derivative activity during the period ended October 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$4,864,154	0.6%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD FUND

Schedule of Investments as of October 31, 2014

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in High Yield Fund, is as follows:

Fund	Value October 31, 2013	Gross Purchases	Gross Sales	Shares Held at October 31, 2014	Value October 31, 2014	Income Earned November 1, 2013 - October 31, 2014
Cash Management Trust- Collateral Investment	$46,006,909	$169,308,195	$172,932,077	42,383,027	$42,383,027	$121,624
Cash Management Trust- Short Term Investment	16,048,038	216,419,217	205,901,918	26,565,337	26,565,337	13,297
Total Value and Income Earned	62,054,947				68,948,364	134,921

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Bank Loans (4.0%)[a]	Value
Basic Materials (0.2%)
	Fortescue Metals Group, Ltd., Term Loan
$1,323,135	3.750%, 6/30/2019	$1,289,607
	Ineos Group Holdings, Ltd., Term Loan
873,478	3.750%, 5/4/2018	861,468

	Total	2,151,075

Capital Goods (0.2%)
	ADS Waste Holdings, Inc., Term Loan
884,250	3.750%, 10/9/2019	864,576
	Berry Plastics Group, Inc., Term Loan
886,500	3.500%, 2/8/2020	867,112

	Total	1,731,688

Communications Services (1.4%)
	Charter Communications Operating, LLC, Term Loan
533,250	3.000%, 1/3/2021	523,753
	Clear Channel Communications, Inc., Term Loan
5,671	3.804%, 1/29/2016	5,619
672,127	6.904%, 1/30/2019	633,587
216,167	7.654%, 7/30/2019	207,588
	Cumulus Media Holdings, Inc., Term Loan
795,173	4.250%, 12/23/2020	785,893
	Hargray Communications Group, Inc., Term Loan
908,500	5.250%, 6/26/2019	906,610
	Intelsat Jackson Holdings SA, Term Loan
1,051,101	3.750%, 6/30/2019	1,041,904
	Level 3 Communications, Inc., Term Loan
900,000	4.000%, 1/15/2020	895,500
	McGraw-Hill Global Education, LLC, Term Loan
379,314	5.750%, 3/22/2019	379,671
	NEP/NCP Holdco, Inc., Term Loan
886,551	4.250%, 1/22/2020	864,387
	TNS, Inc., Term Loan
832,977	5.000%, 2/14/2020	824,131
	Univision Communications, Inc., Term Loan
921,625	4.000%, 3/1/2020	911,644
	Virgin Media Investment Holdings, Ltd., Term Loan
900,000	3.500%, 6/7/2020	886,752
	WideOpenWest Finance, LLC, Term Loan
886,500	4.750%, 4/1/2019	884,975
	Yankee Cable Acquisition, LLC, Term Loan
855,521	4.500%, 3/1/2020	850,602
	Zayo Group, LLC, Term Loan
884,181	4.000%, 7/2/2019	875,754

	Total	11,478,370

Consumer Cyclical (0.4%)
	Bally Technologies, Inc., Term Loan
357,974	4.250%, 11/25/2020	356,410
	Burlington Coat Factory Warehouse Corporation, Term Loan
775,706	4.250%, 8/13/2021	770,275
	Chrysler Group, LLC, Term Loan
905,954	3.500%, 5/24/2017	900,672
	MGM Resorts International, Term Loan
530,550	3.500%, 12/20/2019	523,918
	ROC Finance, LLC, Term Loan
891,000	5.000%, 6/20/2019	851,743
	Toys “R” Us, Inc., Term Loan
202,338	5.250%, 5/25/2018	161,618

	Total	3,564,636

Consumer Non-Cyclical (0.5%)
	Albertsons, Inc., Term Loan
1,010,130	4.750%, 3/21/2019	1,007,604
	Biomet, Inc., Term Loan
790,192	3.652%, 7/25/2017	787,679
	CHS/Community Health Systems, Inc., Term Loan
243,702	3.485%, 1/25/2017	242,891
649,548	4.250%, 1/27/2021	649,749
	Roundy’s Supermarkets, Inc., Term Loan
754,960	5.750%, 3/3/2021	670,027
	Visant Corporation, Term Loan
679,288	7.000%, 9/23/2021	669,099

	Total	4,027,049

Energy (0.2%)
	Arch Coal, Inc., Term Loan
874,8 86	6.250%, 5/16/2018	771,151
	McJunkin Red Man Corporation, Term Loan
356,400	5.000%, 11/8/2019	356,846
	Offshore Group Investment, Ltd., Term Loan
443,250	5.750%, 3/28/2019	401,141

	Total	1,529,138

Financials (0.1%)
	WaveDivision Holdings, LLC, Term Loan
884,250	4.000%, 10/15/2019	875,036

	Total	875,036

Technology (0.4%)
	BMC Software, Inc., Term Loan
871,578	5.000%, 9/10/2020	861,502
	First Data Corporation, Term Loan
900,000	3.653%, 3/23/2018	891,000
	Freescale Semiconductor, Inc., Term Loan
886,551	4.250%, 2/28/2020	873,571
	Infor US, Inc., Term Loan
540,260	3.750%, 6/3/2020	532,561
	SunGard Data Systems, Inc., Term Loan
226,639	4.000%, 3/8/2020	225,602

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Bank Loans (4.0%)[a]	Value
Technology (0.4%) - continued
	Syniverse Holdings, Inc., Term Loan
$345,537	4.000%, 4/23/2019	$339,491

	Total	3,723,727

Transportation (0.3%)
	American Airlines, Inc., Term Loan
908,500	3.750%, 6/27/2019	896,008
	Delta Air Lines, Inc., Term Loan
1,360,789	3.250%, 4/20/2017	1,349,521

	Total	2,245,529

Utilities (0.3%)
	Calpine Corporation, Term Loan
696,481	4.000%, 4/1/2018	693,215
686,000	4.000%, 10/9/2019	679,387
	NGPL PipeCo, LLC, Term Loan
801,039	6.750%, 9/15/2017	798,371

	Total	2,170,973

	Total Bank Loans (cost $34,009,512)	33,497,221

Principal Amount	Long-Term Fixed Income (90.5%)	Value
Asset-Backed Securities (1.1%)
	First Horizon ABS Trust
672,658	0.312%, 10/25/2034[d,e]	590,776
	GMAC Mortgage Corporation Loan Trust
1,856,251	0.332%, 8/25/2035[d,e]	1,627,903
2,095,126	0.332%, 12/25/2036[d,e]	1,820,381
	IndyMac Seconds Asset-Backed Trust
1,150,287	0.492%, 10/25/2036[d,e]	658,694
	Renaissance Home Equity Loan Trust
1,553,298	5.746%, 5/25/2036[f]	1,145,318
1,400,000	6.011%, 5/25/2036[f]	1,001,185
	Vericrest Opportunity Loan Transferee
1,211,993	3.625%, 10/27/2053[g]	1,213,412
914,499	3.625%, 11/25/2053*	915,942

	Total	8,973,611

Basic Materials (4.6%)
	Alcoa, Inc.
740,000	5.125%, 10/1/2024	781,231
	Anglo American Capital plc
1,090,000	4.125%, 4/15/2021[g]	1,105,707
	ArcelorMittal
2,250,000	5.750%, 8/5/2020	2,387,812
	Barrick Gold Corporation
1,080,000	3.850% 4/1/2022	1,035,185
1,090,000	4.100%, 5/1/2023	1,053,543
	Dow Chemical Company
1,430,000	4.250%, 11/15/2020	1,537,803
	First Quantum Minerals, Ltd.
610,000	6.750%, 2/15/2020[g]	590,175
610,000	7.000%, 2/15/2021[g]	598,563
	Freeport-McMoRan, Inc.
2,530,000	3.550%, 3/1/2022	2,472,405
1,825,000	3.875%, 3/15/2023	1,803,753
	Georgia-Pacific, LLC
1,310,000	5.400%, 11/1/2020[g]	1,496,703
	Glencore Funding, LLC
1,820,000	4.125%, 5/30/2023[g]	1,812,816
	International Paper Company
1,810,000	4.800%, 6/15/2044	1,781,650
	Kinross Gold Corporation
720,000	5.950%, 3/15/2024[g]	688,603
	LYB International Finance BV
1,445,000	4.000%, 7/15/2023	1,498,708
720,000	4.875%, 3/15/2044	744,536
	LyondellBasell Industries NV
1,830,000	6.000%, 11/15/2021	2,142,659
	Mosaic Company
1,230,000	4.250%, 11/15/2023	1,290,185
910,000	5.450%, 11/15/2033	1,015,936
	Rio Tinto Finance USA, Ltd.
1,965,000	6.500%, 7/15/2018	2,280,713
	Sappi Papier Holding GmbH
1,090,000	6.625%, 4/15/2021[g]	1,133,600
	Teck Resources, Ltd.
2,130,000	3.750%, 2/1/2023[h]	2,009,700
	Trinseo Materials Operating SCA
981,000	8.750%, 2/1/2019	1,037,407
	Vale Overseas, Ltd.
1,100,000	4.625%, 9/15/2020	1,160,577
	Vale SA
1,070,000	5.625%, 9/11/2042	1,057,374
	Weyerhaeuser Company
735,000	4.625%, 9/15/2023	781,940
1,430,000	7.375%, 3/15/2032	1,866,234
	Xstrata Finance Canada, Ltd.
1,440,000	4.250%, 10/25/2022[g]	1,455,532

	Total	38,621,050

Capital Goods (1.8%)
	BAE Systems plc
2,120,000	4.750%, 10/11/2021[g]	2,322,526
	CNH Capital, LLC
250,000	6.250%, 11/1/2016	264,375
	Hutchison Whampoa Finance CI, Ltd.
1,480,000	1.625%, 10/31/2017[g]	1,477,488
	L-3 Communications Corporation
1,440,000	3.950%, 5/28/2024	1,443,396
	Masco Corporation
875,000	5.950%, 3/15/2022	962,500
	Republic Services, Inc.
370,000	5.500%, 9/15/2019	421,252
1,300,000	5.250%, 11/15/2021	1,468,277
1,830,000	3.550%, 6/1/2022	1,876,467
	Reynolds Group Issuer, Inc.
1,060,000	9.875%, 8/15/2019	1,151,425
	Textron, Inc.
1,311,000	5.600%, 12/1/2017	1,452,445
720,000	4.300%, 3/1/2024	750,776
370,000	3.875%, 3/1/2025[c]	370,634
	United Rentals North America, Inc.
700,000	5.750%, 7/15/2018	733,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (90.5%)	Value
Capital Goods (1.8%) - continued
$180,000	6.125%, 6/15/2023	$193,725

	Total	14,888,536

Collateralized Mortgage Obligations (0.8%)
	CitiMortgage Alternative Loan Trust
1,258,964	5.750%, 4/25/2037	1,081,101
	Countrywide Alternative Loan Trust
1,616,391	6.000%, 1/25/2037	1,466,807
	HomeBanc Mortgage Trust
1,434,304	2.290%, 4/25/2037	1,059,630
	Wachovia Mortgage Loan Trust, LLC
1,560,803	2.800%, 5/20/2036	1,357,495
	WaMu Mortgage Pass Through Certificates
996,300	0.442%, 10/25/2045[e]	952,675
	Washington Mutual Alternative Mortgage Pass Through Certificates
2,266,839	0.865%, 2/25/2047[e]	1,586,930

	Total	7,504,638

Commercial Mortgage-Backed Securities (0.7%)
	Bear Stearns Commercial Mortgage Securities, Inc.
2,177,246	5.331%, 2/11/2044	2,340,227
	Citigroup/Deutsche Bank Commercial Mortgage
1,300,000	5.322%, 12/11/2049	1,389,548
	Credit Suisse First Boston Mortgage Securities
1,800,000	5.542%, 1/15/2049	1,938,184

	Total	5,667,959

Communications Services (11.8%)
	21st Century Fox America, Inc.
1,120,000	6.150%, 2/15/2041	1,379,034
	America Movil SAB de CV
2,400,000	1.235%, 9/12/2016[e]	2,423,398
1,480,000	5.000%, 3/30/2020	1,631,478
	American Tower Corporation
2,180,000	4.500%, 1/15/2018	2,326,932
3,500,000	3.450%, 9/15/2021	3,423,819
1,450,000	3.500%, 1/31/2023	1,387,692
	AT&T, Inc.
1,830,000	3.000%, 2/15/2022	1,809,292
1,810,000	4.300%, 12/15/2042	1,688,138
	British Sky Broadcasting Group plc
560,000	2.625%, 9/16/2019[g]	561,554
1,490,000	3.750%, 9/16/2024[g]	1,494,844
	CBS Corporation
1,490,000	2.300%, 8/15/2019	1,470,436
	CC Holdings GS V, LLC
720,000	3.849%, 4/15/2023	716,346
	CenturyLink, Inc.
1,080,000	5.625%, 4/1/2020	1,144,800
1,400,000	5.800%, 3/15/2022	1,484,000
	Clear Channel Worldwide Holdings, Inc.
1,070,000	6.500%, 11/15/2022	1,107,450
	Columbus International, Inc.
1,090,000	7.375%, 3/30/2021[g]	1,155,400
	Comcast Corporation
1,300,000	6.400%, 5/15/2038	1,667,282
	Cox Communications, Inc.
1,100,000	9.375%, 1/15/2019[g]	1,405,429
1,080,000	3.250%, 12/15/2022[g]	1,057,318
	Crown Castle Towers, LLC
2,950,000	4.174%, 8/15/2017[g]	3,095,700
	DIRECTV Holdings, LLC
3,225,000	5.000%, 3/1/2021	3,550,877
1,815,000	3.800%, 3/15/2022	1,848,833
1,810,000	4.450%, 4/1/2024	1,888,431
	DISH DBS Corporation
1,080,000	5.000%, 3/15/2023	1,075,950
	Frontier Communications Corporation
1,120,000	6.875%, 1/15/2025	1,134,000
	Hughes Satellite Systems Corporation
1,420,000	6.500%, 6/15/2019	1,537,150
	Intelsat Jackson Holdings SA
740,0 00	7.500%, 4/1/2021	801,050
	NBC Universal Enterprise, Inc.
1,080,000	1.974%, 4/15/2019[g]	1,070,683
	NBCUniversal Media, LLC
2,490,000	4.375%, 4/1/2021	2,735,322
	News America, Inc.
1,100,000	7.625%, 11/30/2028	1,441,844
1,350,000	6.400%, 12/15/2035	1,720,802
	Numericable Group SA
1,080,000	6.000%, 5/15/2022[g]	1,104,300
	Omnicom Group, Inc.
2,380,000	4.450%, 8/15/2020	2,571,093
560,000	3.650%, 11/1/2024	556,292
	Qwest Corporation
1,800,000	6.500%, 6/1/2017	1,996,151
	SBA Tower Trust
109,000	5.101%, 4/17/2017[g]	115,573
	SES Global Americas Holdings GP
1,820,000	2.500%, 3/25/2019[g]	1,815,574
	Sprint Communications, Inc.
710,000	7.000%, 3/1/2020[g]	792,005
	Sprint Corporation
720,000	7.125%, 6/15/2024[g]	739,800
	Telefonica Emisiones SAU
2,530,000	5.462%, 2/16/2021	2,839,391
900,000	4.570%, 4/27/2023	951,495
	Time Warner Cable, Inc.
1,500,000	8.250%, 4/1/2019	1,862,692
1,450,000	4.125%, 2/15/2021	1,551,233
	Time Warner Entertainment Company, LP
2,000,000	8.375%, 3/15/2023	2,689,276
	Time Warner, Inc.
1,810,000	2.100%, 6/1/2019	1,783,621
1,400,000	7.700%, 5/1/2032	1,950,931
	T-Mobile USA, Inc.
1,090,000	6.633%, 4/28/2021	1,148,587
	Univision Communications, Inc.
1,080,000	6.750%, 9/15/2022[g]	1,198,800
	UPCB Finance VI, Ltd.
1,400,000	6.875%, 1/15/2022[g]	1,529,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (90.5%)	Value
Communications Services (11.8%) - continued
	Verizon Communications, Inc.
$2,124,000	2.625%, 2/21/2020[g]	$2,112,658
1,450,000	4.500%, 9/15/2020	1,574,293
2,170,000	3.450%, 3/15/2021	2,216,994
2,935,000	5.150%, 9/15/2023	3,286,871
2,970,000	3.500%, 11/1/2024	2,923,208
2,180,000	6.400%, 9/15/2033	2,655,379
1,090,000	5.050%, 3/15/2034	1,153,739
2,930,000	6.550%, 9/15/2043	3,693,576
	Windstream Corporation
1,090,000	7.750%, 10/1/2021	1,166,300

	Total	99,214,616

Consumer Cyclical (5.4%)
	American Honda Finance Corporation
2,600,000	3.875%, 9/21/2020[g]	2,785,622
	Chrysler Group, LLC
1,100,000	8.000%, 6/15/2019	1,178,375
	CVS Health Corporation
1,810,000	2.750%, 12/1/2022	1,758,735
1,110,000	3.375%, 8/12/2024	1,106,763
	Daimler Finance North America, LLC
1,240,000	3.875%, 9/15/2021[g]	1,313,118
	Ford Motor Credit Company, LLC
1,440,000	1.483%, 5/9/2016[e]	1,457,747
370,000	6.625%, 8/15/2017	417,142
2,170,000	2.375%, 3/12/2019	2,166,973
1,425,000	4.250%, 9/20/2022	1,496,464
1,490,000	3.664%, 9/8/2024	1,481,309
	General Motors Company
1,830,000	3.500%, 10/2/2018	1,884,900
	General Motors Financial Company, Inc.
1,340,000	4.750%, 8/15/2017	1,430,450
725,000	3.500%, 7/10/2019	747,305
1,110,000	4.375%, 9/25/2021	1,162,836
	Hilton Worldwide Finance, LLC
1,090,000	5.625%, 10/15/2021[g]	1,148,588
	Hyundai Capital America
1,185,000	2.875%, 8/9/2018[g]	1,213,909
	Hyundai Motor Manufacturing Czech SRO
1,475,000	4.500%, 4/15/2015[g]	1,499,255
	Jaguar Land Rover Automotive plc
1,090,000	4.125%, 12/15/2018[g]	1,109,075
	Johnson Controls, Inc.
1,850,000	5.250%, 12/1/2041	2,021,125
	KIA Motors Corporation
1,740,000	3.625%, 6/14/2016[g]	1,801,051
	L Brands, Inc.
1,100,000	5.625%, 2/15/2022	1,179,750
	Macy’s Retail Holdings, Inc.
1,930,000	3.875%, 1/15/2022	2,012,992
1,075,000	2.875%, 2/15/2023	1,030,793
1,810,000	3.625%, 6/1/2024	1,803,446
	Marriott International, Inc.
1,750,000	3.000%, 3/1/2019	1,796,770
	QVC, Inc.
1,265,000	4.375%, 3/15/2023	1,254,896
	Starwood Hotels & Resorts Worldwide, Inc.
1,150,000	6.750%, 5/15/2018	1,327,148
1,790,000	3.125%, 2/15/2023	1,732,045
	Toll Brothers Finance Corporation
1,000,000	6.750%, 11/1/2019	1,125,610
540,000	4.375%, 4/15/2023	529,200
	Wyndham Worldwide Corporation
360,000	2.500%, 3/1/2018	362,104
1,780,000	4.250%, 3/1/2022	1,796,241

	Total	45,131,737

Consumer Non-Cyclical (7.9%)
	AbbVie, Inc.
1,810,000	2.900%, 11/6/2022	1,760,696
1,110,000	4.400%, 11/6/2042	1,096,704
	Activis Funding SCS
1,445,000	3.850%, 6/15/2024[g]	1,406,420
	Altria Group, Inc.
905,000	4.750%, 5/5/2021	996,781
1,825,000	4.000%, 1/31/2024	1,889,123
483,000	9.950%, 11/10/2038	810,113
	Boston Scientific Corporation
1,810,000	6.000%, 1/15/2020	2,075,987
	BRF SA
2,170,000	4.750%, 5/22/2024[g]	2,172,713
	Bunge Limited Finance Corporation
1,470,000	8.500%, 6/15/2019	1,818,640
	Celgene Corporation
1,250,000	1.900%, 8/15/2017	1,261,381
2,230,000	3.950%, 10/15/2020	2,367,174
	ConAgra Foods, Inc.
1,105,000	2.100%, 3/15/2018	1,110,555
847,000	3.200%, 1/25/2023	821,283
	CVS Health Corporation
1,090,000	6.125%, 9/15/2039	1,364,667
	DaVita HealthCare Partners, Inc.
1,080,000	5.125%, 7/15/2024	1,101,600
	Edwards Lifesciences Corporation
1,375,000	2.875%, 10/15/2018	1,401,584
	Express Scripts Holding Company
1,765,000	4.750%, 11/15/2021	1,938,282
1,090,000	3.500%, 6/15/2024	1,080,309
	Forest Laboratories, Inc.
1,450,000	5.000%, 12/15/2021[g]	1,553,752
	Fresenius Medical Care US Finance, Inc.
710,000	6.500%, 9/15/2018[g]	786,325
	Gilead Sciences, Inc.
900,000	4.800%, 4/1/2044	975,519
	HCA, Inc.
1,440,000	4.750%, 5/1/2023	1,463,400
	Hospira, Inc.
1,460,000	5.200%, 8/12/2020	1,579,961
	JBS USA, LLC
1,090,000	7.250%, 6/1/2021[g]	1,160,850
	Kroger Company
1,480,000	2.950%, 11/1/2021	1,465,685
	Lorillard Tobacco Company
1,830,000	8.125%, 6/23/2019	2,241,792

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (90.5%)	Value
Consumer Non-Cyclical (7.9%) - continued
	McKesson Corporation
$1,450,000	4.883%, 3/15/2044	$1,536,632
	Mondelez International, Inc.
2,910,000	4.000%, 2/1/2024	3,003,216
	Pernod Ricard SA
2,870,000	5.750%, 4/7/2021[g]	3,283,696
1,090,000	4.450%, 1/15/2022[g]	1,158,164
	Roche Holdings, Inc.
1,300,000	2.875%, 9/29/2021[g]	1,312,095
	SABMiller Holdings, Inc.
2,960,000	3.750%, 1/15/2022[g]	3,057,058
	Spectrum Brands Escrow Corporation
840,000	6.375%, 11/15/2020	890,400
	Tenet Healthcare Corporation
1,090,000	8.125%, 4/1/2022	1,249,413
	Thermo Fisher Scientific, Inc.
1,830,000	4.150%, 2/1/2024	1,915,772
370,000	5.300%, 2/1/2044	416,837
	Tyson Foods, Inc.
1,810,000	4.500%, 6/15/2022	1,936,890
540,000	3.950%, 8/15/2024	550,749
	Valeant Pharmaceuticals International
1,440,000	6.375%, 10/15/2020[g]	1,477,800
	Watson Pharmaceuticals, Inc.
1,820,000	3.250%, 10/1/2022	1,748,549
	Whirlpool Corporation
1,873,000	3.700%, 3/1/2023	1,896,405
1,510,000	3.700%, 5/1/2025	1,503,516
	Zoetis, Inc.
1,810,000	3.250%, 2/1/2023	1,793,151

	Total	66,431,639

Energy (8.3%)
	Anadarko Petroleum Corporation
1,450,000	3.450%, 7/15/2024	1,429,361
1,810,000	6.450%, 9/15/2036	2,233,891
	Buckeye Partners, LP
1,090,000	4.150%, 7/1/2023	1,095,381
1,820,000	5.850%, 11/15/2043	1,863,296
	Calumet Specialty Products Partners, LP
1,090,000	6.500%, 4/15/2021[g]	1,057,300
	Canadian Oil Sands, Ltd.
1,400,000	4.500%, 4/1/2022[g]	1,483,104
	Chaparral Energy, Inc.
1,080,000	7.625%, 11/15/2022	1,053,000
	CNOOC Finance 2013, Ltd.
1,800,000	3.000%, 5/9/2023	1,707,460
	Concho Resources, Inc.
1,070,000	6.500%, 1/15/2022	1,155,600
	Continental Resources, Inc.
2,170,000	3.800%, 6/1/2024	2,144,220
	El Paso Pipeline Partners Operating Company, LLC
2,150,000	5.000%, 10/1/2021	2,294,985
2,200,000	4.300%, 5/1/2024	2,202,750
	Enbridge Energy Partners, LP
1,094,000	5.200%, 3/15/2020	1,218,718
	Energy Transfer Partners, LP
1,645,000	6.700%, 7/1/2018	1,887,434
	Energy XXI Gulf Coast, Inc.
900,000	6.875%, 3/15/2024[g,h]	711,000
	Ensco plc
1,300,000	4.500%, 10/1/2024	1,316,558
	EQT Midstream Partners, LP
1,720,000	4.000%, 8/1/2024	1,711,691
	Hess Corporation
1,480,000	5.600%, 2/15/2041	1,677,145
	Key Energy Services, Inc.
1,175,000	6.750%, 3/1/2021	1,045,750
	Kinder Morgan Energy Partners, LP
900,000	3.450%, 2/15/2023	864,761
	Linn Energy, LLC
1,030,000	7.750%, 2/1/2021	1,009,400
	Marathon Oil Corporation
1,273,000	5.900%, 3/15/2018	1,437,622
1,080,000	2.800%, 11/1/2022	1,050,505
	Marathon Petroleum Corporation
560,000	3.625%, 9/15/2024	557,908
1,080,000	6.500%, 3/1/2041	1,306,479
	Nexen, Inc.
1,080,000	6.400%, 5/15/2037	1,345,545
	Noble Holding International, Ltd.
1,440,000	3.950%, 3/15/2022[h]	1,389,030
	Offshore Group Investment, Ltd.
900,000	7.500%, 11/1/2019[h]	767,250
	Petroleos Mexicanos
1,110,000	4.250%, 1/15/2025[g]	1,123,653
	Pioneer Natural Resources Company
1,850,000	3.950%, 7/15/2022	1,864,852
	Plains All American Pipeline, LP
1,860,000	3.600%, 11/1/2024	1,849,030
	Regency Energy Partners, LP
360,000	5.000%, 10/1/2022	367,200
	Rosetta Resources, Inc.
1,080,000	5.875%, 6/1/2022	1,036,800
	Rowan Companies, Inc.
1,175,000	4.875%, 6/1/2022	1,205,940
1,080,000	4.750%, 1/15/2024	1,075,561
	Sabine Pass Liquefaction, LLC
1,090,000	5.750%, 5/15/2024[g]	1,126,788
	Spectra Energy Partners, LP
1,800,000	4.600%, 6/15/2021	1,969,243
	Suncor Energy, Inc.
1,090,000	6.100%, 6/1/2018	1,250,275
1,060,000	6.850%, 6/1/2039	1,437,694
	Sunoco Logistics Partners Operations, LP
1,800,000	3.450%, 1/15/2023	1,767,132
	Tesoro Logistics, LP
1,120,000	5.500%, 10/15/2019[g]	1,150,800
	Transocean, Inc.
1,080,000	7.375%, 4/15/2018	1,200,625
720,000	6.375%, 12/15/2021	756,617
1,450,000	3.800%, 10/15/2022[h]	1,305,616
	Weatherford International, Ltd.
2,500,000	6.000%, 3/15/2018	2,816,493

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (90.5%)	Value
Energy (8.3%) - continued
	Williams Companies, Inc.
$1,440,000	3.700%, 1/15/2023	$1,354,633
1,450,000	4.550%, 6/24/2024	1,420,582
	Williams Partners, LP
1,450,000	4.000%, 11/15/2021	1,509,040
2,190,000	4.500%, 11/15/2023	2,301,092
900,000	3.900%, 1/15/2025	892,849

	Total	69,799,659

Financials (29.0%)
	Abbey National Treasury Services plc
1,650,000	3.050%, 8/23/2018	1,716,224
	Aegon NV
1,400,000	2.549%, 7/29/2049[e,i]	1,211,700
	Air Lease Corporation
740,000	2.125%, 1/15/2018	731,675
740,000	4.250%, 9/15/2024	741,850
	American International Group, Inc.
2,555,000	3.375%, 8/15/2020	2,650,979
2,075,000	4.125%, 2/15/2024	2,185,319
	American Tower Trust I
1,800,000	1.551%, 3/15/2018*	1,787,299
	Ares Capital Corporation
1,810,000	4.875%, 11/30/2018	1,906,498
	Associated Banc Corporation
1,820,000	5.125%, 3/28/2016	1,916,884
	Associates Corporation of North America
2,200,000	6.950%, 11/1/2018	2,582,393
	Assured Guaranty US Holdings, Inc.
1,800,000	5.000%, 7/1/2024[h]	1,873,321
	AXA SA
1,420,000	8.600%, 12/15/2030	1,911,675
	Axis Specialty Finance, LLC
1,430,000	5.875%, 6/1/2020	1,627,013
	Banco do Brasil SA
1,810,000	9.000%, 12/31/2049[g,i]	1,779,230
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
805,000	4.125%, 11/9/2022[g]	815,062
	Bank of America Corporation
2,160,000	1.303%, 3/22/2018[e]	2,191,041
2,220,000	7.625%, 6/1/2019	2,692,727
1,100,000	4.100%, 7/24/2023	1,148,346
2,170,000	4.125%, 1/22/2024	2,256,852
1,670,000	4.200%, 8/26/2024	1,681,959
1,050,000	5.875%, 2/7/2042	1,282,847
740,000	6.500%, 10/23/2049[i]	760,350
	Barclays Bank plc
1,090,000	10.179%, 6/12/2021[g]	1,463,512
	Barclays plc
1,110,000	4.375%, 9/11/2024	1,076,756
	BBVA Bancomer SA/Texas
1,965,000	6.750%, 9/30/2022[g]	2,225,362
	BPCE SA
1,465,000	5.700%, 10/22/2023[g]	1,573,205
1,810,000	5.150%, 7/21/2024[g]	1,862,841
	Caixa Economica Federal
1,810,000	4.250%, 5/13/2019[g]	1,825,385
	Camden Property Trust
1,860,000	3.500%, 9/15/2024	1,843,093
	Capital One Bank USA NA
3,075,000	2.250%, 2/13/2019	3,063,936
	Capital One Financial Corporation
540,000	2.450%, 4/24/2019	541,599
	Capital One NA
540,000	2.950%, 7/23/2021	536,172
	CIT Group, Inc.
1,780,000	5.250%, 3/15/2018	1,877,900
520,000	3.875%, 2/19/2019	523,250
	Citigroup, Inc.
2,000,000	8.500%, 5/22/2019	2,509,438
2,525,000	3.500%, 5/15/2023	2,472,058
2,195,000	5.500%, 9/13/2025	2,431,507
1,070,000	5.950%, 12/29/2049[i]	1,063,312
	CNA Financial Corporation
2,225,000	7.350%, 11/15/2019	2,695,699
700,000	5.875%, 8/15/2020	804,249
	Comerica, Inc.
1,090,000	3.800%, 7/22/2026	1,089,961
	Compass Bank
925,000	2.750%, 9/29/2019	931,715
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
1,090,000	5.750%, 12/1/2043	1,268,369
710,000	11.000%, 12/29/2049[g,i]	926,550
	Credit Suisse Group AG
1,110,000	6.500%, 8/8/2023[g]	1,223,775
740,000	7.500%, 12/11/2049[g,i]	786,472
	Developers Diversified Realty Corporation
710,000	7.875%, 9/1/2020	881,463
	Discover Bank of Greenwood Delaware
1,300,000	7.000%, 4/15/2020	1,538,688
1,995,000	4.200%, 8/8/2023	2,090,271
900,000	4.250%, 3/13/2026	934,514
	Duke Realty, LP
1,780,000	3.875%, 10/15/2022	1,806,695
	Fairfax Financial Holdings, Ltd.
1,085,000	5.800%, 5/15/2021[g]	1,171,644
	Fifth Third Bancorp
2,175,000	4.300%, 1/16/2024	2,263,170
	GE Capital Trust I
2,500,000	6.375%, 11/15/2067	2,674,217
	General Electric Capital Corporation
1,775,000	3.800%, 6/18/2019[g]	1,886,321
1,800,000	1.234%, 3/15/2023[e]	1,818,686
925,000	6.750%, 3/15/2032	1,229,970
1,800,000	7.125%, 12/15/2049[i]	2,097,000
	Goldman Sachs Group, Inc.
1,750,000	6.250%, 9/1/2017	1,961,580
1,830,000	2.900%, 7/19/2018	1,871,973
1,600,000	5.375%, 3/15/2020	1,794,104
1,750,000	5.250%, 7/27/2021	1,950,947
1,810,000	4.000%, 3/3/2024	1,849,572
2,550,000	3.850%, 7/8/2024	2,576,145
740,0 00	6.750%, 10/1/2037	907,221
	Hartford Financial Services Group, Inc.
2,520,000	5.125%, 4/15/2022	2,816,045

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (90.5%)	Value
Financials (29.0%) - continued
	HCP, Inc.
$1,250,000	2.625%, 2/1/2020	$1,240,671
1,445,000	4.200%, 3/1/2024	1,476,741
	Health Care REIT, Inc.
720,000	6.125%, 4/15/2020	833,852
1,850,000	4.950%, 1/15/2021	2,030,540
	HSBC Finance Corporation
1,790,000	6.676%, 1/15/2021	2,109,485
	HSBC Holdings plc
1,800,000	4.875%, 1/14/2022	2,013,095
1,120,000	6.375%, 12/29/2049[i]	1,142,400
	HSBC USA, Inc.
1,100,000	5.000%, 9/27/2020	1,205,030
	Huntington Bancshares, Inc.
1,650,000	7.000%, 12/15/2020	1,981,396
	Icahn Enterprises, LP
1,460,000	6.000%, 8/1/2020	1,533,000
	ILFC E-Capital Trust II
1,270,000	6.250%, 12/21/2065[e,g]	1,228,725
	ING Bank NV
1,835,000	5.800%, 9/25/2023[g]	2,042,212
	International Lease Finance Corporation
1,050,000	4.875%, 4/1/2015	1,062,311
900,000	5.750%, 5/15/2016	938,250
1,000,000	6.750%, 9/1/2016[g]	1,060,000
	Intesa Sanpaolo SPA
1,450,000	5.017%, 6/26/2024[g]	1,417,105
	J.P. Morgan Chase & Company
2,000,000	1.134%, 1/25/2018[e]	2,025,754
1,800,000	3.375%, 5/1/2023	1,757,718
1,670,000	3.875%, 9/10/2024	1,659,133
1,850,000	5.500%, 10/15/2040	2,156,438
1,450,000	6.750%, 8/29/2049[i]	1,527,720
1,440,000	6.000%, 12/29/2049[i]	1,427,400
	J.P. Morgan Chase Bank NA
1,420,000	6.000%, 10/1/2017	1,590,281
	Kilroy Realty, LP
1,810,000	4.250%, 8/15/2029	1,803,991
	Liberty Mutual Group, Inc.
1,965,000	4.950%, 5/1/2022[g]	2,129,734
1,810,000	4.850%, 8/1/2044[g]	1,812,561
	Liberty Property, LP
1,125,000	4.750%, 10/1/2020	1,215,259
	Lincoln National Corporation
2,350,000	4.000%, 9/1/2023	2,433,025
	Lloyds Banking Group plc
560,000	4.500%, 11/4/2024[c]	560,450
1,450,000	5.920%, 9/29/2049[g,i]	1,450,000
	Macquarie Bank, Ltd.
1,785,000	1.650%, 3/24/2017[g]	1,789,430
	Merrill Lynch & Company, Inc.
1,950,000	6.875%, 4/25/2018	2,255,705
2,000,000	7.750%, 5/14/2038	2,766,018
	MetLife Capital Trust IV
300,000	7.875%, 12/15/2037[g]	383,250
	MetLife Capital Trust X
750,000	9.250%, 4/8/2038[g]	1,072,500
	MetLife, Inc.
2,750,000	3.600%, 4/10/2024	2,802,935
	Mizuho Bank, Ltd.
2,600,000	3.600%, 9/25/2024[g]	2,615,028
	Morgan Stanley
2,270,000	6.625%, 4/1/2018	2,599,504
1,805,000	2.125%, 4/25/2018	1,810,000
1,820,000	5.625%, 9/23/2019	2,061,649
1,600,000	5.500%, 1/26/2020	1,803,698
1,795,000	4.875%, 11/1/2022	1,911,609
740,000	3.700%, 10/23/2024	738,468
1,450,000	5.000%, 11/24/2025	1,541,151
1,490,000	4.350%, 9/8/2026	1,494,045
	National Retail Properties, Inc.
1,800,000	3.900%, 6/15/2024	1,819,010
	Nomura Holdings, Inc.
1,810,000	2.750%, 3/19/2019	1,829,662
	Nordea Bank AB
1,830,000	4.875%, 5/13/2021[g]	1,981,140
1,110,000	5.500%, 9/29/2049[g,h,i]	1,121,100
	Omega Healthcare Investors, Inc.
1,640,000	5.875%, 3/15/2024	1,763,000
	ORIX Corporation
2,550,000	5.000%, 1/12/2016	2,661,955
	Preferred Term Securities XXIII, Ltd.
2,089,986	0.434%, 12/22/2036*,e	1,564,877
	ProLogis, LP
1,800,000	6.875%, 3/15/2020	2,122,936
	Prudential Financial, Inc.
1,085,000	3.500%, 5/15/2024	1,089,371
825,000	6.200%, 11/15/2040	1,018,237
1,070,000	5.875%, 9/15/2042	1,134,200
	RBS Capital Trust III
1,260,000	2.073%, 9/29/2049[e,h,i]	1,234,800
	Realty Income Corporation
2,170,000	3.875%, 7/15/2024	2,179,342
	Regions Bank
1,090,000	7.500%, 5/15/2018	1,277,008
	Reinsurance Group of America, Inc.
1,070,000	6.450%, 11/15/2019	1,256,307
2,185,000	4.700%, 9/15/2023	2,348,720
	Royal Bank Of Scotland plc
1,480,000	6.000%, 12/19/2023	1,592,880
	Santander UK plc
540,000	5.000%, 11/7/2023[g]	572,384
	Simon Property Group, LP
750,000	10.350%, 4/1/2019	992,773
2,825,000	2.750%, 2/1/2023	2,747,507
	SLM Corporation
1,370,000	6.250%, 1/25/2016	1,424,800
2,485,000	6.000%, 1/25/2017	2,621,675
576,000	4.625%, 9/25/2017	586,080
	Societe Generale SA
1,080,000	7.875%, 12/31/2049[g,h,i]	1,080,000
	Sumitomo Mitsui Financial Group, Inc.
1,990,000	4.436%, 4/2/2024[g]	2,071,688
	Swiss RE Capital I, LP
2,600,000	6.854%, 5/29/2049[g,i]	2,730,000
	Synchrony Financial
1,150,000	3.750%, 8/15/2021	1,172,463
740,000	4.250%, 8/15/2024	752,177

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (90.5%)	Value
Financials (29.0%) - continued
	UnionBanCal Corporation
$1,420,000	3.500%, 6/18/2022	$1,455,345
	Voya Financial, Inc.
990,000	2.900%, 2/15/2018	1,017,842
1,785,000	5.500%, 7/15/2022	2,012,355
	WEA Finance, LLC
2,230,000	2.700%, 9/17/2019[g]	2,244,600
	Wells Fargo & Company
1,715,000	3.450%, 2/13/2023	1,712,498
1,090,000	4.100%, 6/3/2026	1,105,561
1,780,000	7.980%, 2/28/2049[i]	1,961,893
	XLIT, Ltd.
1,810,000	5.250%, 12/15/2043	1,978,987

	Total	242,932,026

Foreign Government (1.2%)
	Brazil Government International Bond
730,000	5.000%, 1/27/2045	715,400
	Colombia Government International Bond
1,800,000	5.625%, 2/26/2044[h]	2,009,891
	Corporacion Andina de Fomento
1,226,000	4.375%, 6/15/2022	1,317,490
	Export-Import Bank of Korea
1,420,000	4.375%, 9/15/2021	1,541,164
	Mexico Government International Bond
1,850,000	5.125%, 1/15/2020	2,067,375
2,020,000	4.000%, 10/2/2023	2,108,880

	Total	9,760,200

Mortgage-Backed Securities (3.2%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
1,675,000	3.000%, 11/1/2029[c]	1,734,410
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,675,000	4.000%, 11/1/2044[c]	1,776,940
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
2,000,000	3.500%, 11/1/2029[c]	2,113,124
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
3,075,000	3.500%, 11/1/2044[c]	3,179,741
9,675,000	4.000%, 11/1/2044[c]	10,272,129
6,950,000	4.500%, 11/1/2044[c]	7,532,063

	Total	26,608,407

Technology (1.4%)
	Amkor Technology, Inc.
1,090,000	6.375%, 10/1/2022	1,091,362
	Fidelity National Information Services, Inc.
1,810,000	3.875%, 6/5/2024	1,834,830
	Freescale Semiconductor, Inc.
1,090,000	5.000%, 5/15/2021[g]	1,073,650
	Hewlett-Packard Company
1,110,000	2.750%, 1/14/2019	1,116,390
	Motorola Solutions, Inc.
2,500,000	3.750%, 5/15/2022	2,488,635
	Oracle Corporation
2,100,000	2.800%, 7/8/2021	2,107,319
	Sensata Technologies BV
1,110,000	4.875%, 10/15/2023[g]	1,096,125
	Xerox Corporation
750,000	6.400%, 3/15/2016	804,867

	Total	11,613,178

Transportation (2.9%)
	American Airlines Pass Through Trust
1,360,516	5.600%, 7/15/2020[g]	1,392,828
1,366,162	4.000%, 7/15/2025	1,381,531
	Avis Budget Car Rental, LLC
1,080,000	5.500%, 4/1/2023	1,085,400
	British Airways plc
2,484,371	4.625%, 6/20/2024[g]	2,614,800
	Canadian Pacific Railway Company
1,440,000	7.125%, 10/15/2031	1,989,808
	Continental Airlines, Inc.
540,465	7.250%, 11/10/2019	622,886
743,197	4.000%, 10/29/2024	750,629
	CSX Corporation
1,275,000	3.700%, 11/1/2023	1,325,773
1,107,000	6.220%, 4/30/2040	1,403,792
	Delta Air Lines, Inc.
1,015,142	4.950%, 5/23/2019	1,081,126
641,206	4.750%, 5/7/2020	682,885
	ERAC USA Finance, LLC
2,050,000	5.250%, 10/1/2020[g]	2,308,671
1,085,000	4.500%, 8/16/2021[g]	1,180,672
	Navios South American Logistics, Inc.
175,000	7.250%, 5/1/2022[g]	176,313
	Penske Truck Leasing Company, LP
1,055,000	2.500%, 3/15/2016[g]	1,075,393
	United Airlines Pass Through Trust
910,000	3.750%, 9/3/2026	911,183
	United Airlines, Inc.
1,260,000	4.000%, 4/11/2026	1,275,750
	US Airways Pass Through Trust
1,800,000	3.950%, 11/15/2025	1,822,500
	Virgin Australia Holdings, Ltd.
1,467,823	5.000%, 10/23/2023[g]	1,517,435

	Total	24,599,375

U.S. Government and Agencies (4.3%)
	U.S. Treasury Bonds
5,000,000	2.000%, 5/31/2021	4,998,045
1,860,000	3.125%, 2/15/2042	1,890,515
1,786,000	3.750%, 11/15/2043	2,026,272
	U.S. Treasury Bonds, TIPS
3,323,342	0.625%, 1/15/2024	3,377,346
1,853,163	0.125%, 7/15/2024	1,802,202
	U.S. Treasury Notes
3,590,000	2.875%, 3/31/2018	3,796,145
1,458,000	1.000%, 5/31/2018	1,446,724

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (90.5%)	Value
U.S. Government and Agencies (4.3%) - continued
$7,000,000	1.000%, 6/30/2019	$6,821,171
2,840,000	3.625%, 2/15/2020	3,117,343
5,000,000	1.375%, 5/31/2020	4,888,670
	U.S. Treasury Notes, TIPS
1,910,238	0.625%, 7/15/2021	1,963,067

	Total	36,127,500

U.S. Municipals (0.2%)
	Denver, CO City & County Airport Rev.
1,450,000	5.250%, 11/15/2022, Ser. A, AMT	1,702,460

	Total	1,702,460

Utilities (5.9%)
	American Electric Power Company, Inc.
1,435,000	2.950%, 12/15/2022	1,403,496
	Arizona Public Service Company
1,620,000	8.750%, 3/1/2019	2,057,546
	Atlas Pipeline Partners, LP
720,000	4.750%, 11/15/2021	718,200
	Calpine Corporation
1,080,000	5.375%, 1/15/2023	1,090,800
	Cleveland Electric Illuminating Company
554,000	5.700%, 4/1/2017	603,226
	Commonwealth Edison Company
1,000,000	6.150%, 9/15/2017	1,131,759
	DCP Midstream Operating, LP
1,440,000	3.875%, 3/15/2023	1,441,486
1,450,000	5.600%, 4/1/2044[h]	1,599,818
	DCP Midstream, LLC
1,000,000	5.850%, 5/21/2043[g]	987,500
	DPL, Inc.
311,000	6.500%, 10/15/2016	332,770
	Dynegy Finance I, Inc.
280,000	7.375%, 11/1/2022[g]	296,100
	El Paso Pipeline Partners Operating Company, LLC
720,000	4.700%, 11/1/2042	639,100
	Electricite de France SA
1,800,000	5.250%, 12/29/2049[g,i]	1,867,500
	Energy Transfer Partners, LP
1,995,000	4.650%, 6/1/2021	2,129,224
	Enterprise Products Operating, LLC
1,400,000	7.034%, 1/15/2068	1,557,500
1,070,000	6.650%, 4/15/2018	1,238,335
	Exelon Generation Company, LLC
600,000	5.200%, 10/1/2019	671,146
1,500,000	4.000%, 10/1/2020	1,585,708
	FirstEnergy Transmission, LLC
2,170,000	4.350%, 1/15/2025[g]	2,220,073
	ITC Holdings Corporation
2,920,000	4.050%, 7/1/2023	3,053,386
	Kinder Morgan Energy Partners, LP
1,450,000	5.800%, 3/1/2021	1,632,356
1,065,000	5.000%, 8/15/2042	989,479
	MidAmerican Energy Holdings Company
2,550,000	3.750%, 11/15/2023	2,640,971
	Nevada Power Company
1,700,000	6.750%, 7/1/2037	2,338,622
	NiSource Finance Corporation
1,700,000	6.400%, 3/15/2018	1,943,202
1,800,000	5.450%, 9/15/2020	2,053,660
	Ohio Power Company
1,600,000	6.050%, 5/1/2018	1,821,461
	ONEOK Partners, LP
365,000	3.200%, 9/15/2018	377,630
	Pennsylvania Electric Company
2,300,000	5.200%, 4/1/2020	2,558,393
	PPL Capital Funding, Inc.
1,795,000	3.500%, 12/1/2022	1,813,883
1,810,000	3.950%, 3/15/2024	1,880,355
	PSEG Power, LLC
700,000	5.320%, 9/15/2016	754,595
	Southern California Edison Company
1,415,000	6.250%, 8/1/2049[i]	1,557,680

	Total	48,986,960

	Total Long-Term Fixed Income (cost $730,472,487)	758,563,551

Shares	Preferred Stock (2.0%)	Value
Financials (1.9%)
44,925	Allstate Corporation, 5.100%	1,104,256
35,500	Annaly Capital Management, Inc., 7.500%[i]	871,880
57,878	Citigroup, Inc., 7.875%	1,540,712
12,500	Cobank ACB, 6.250%[g,i]	1,300,391
18,075	Countrywide Capital V, 7.000%	462,359
36,000	DDR Corporation, 6.250%[i]	898,920
72,000	Discover Financial Services, 6.500%[i]	1,848,240
46,410	GMAC Capital Trust I, 8.125%	1,240,539
54,060	Goldman Sachs Group, Inc., 5.500%[i]	1,293,656
57,878	HSBC USA, Inc., 6.500%[i]	1,474,153
51,800	Morgan Stanley, 7.125%[i]	1,412,068
36,389	RBS Capital Funding Trust VII, 6.080%[i]	880,250
58,500	Wells Fargo & Company, 5.850%[i]	1,518,660

	Total	15,846,084

Materials (0.1%)
43,424	CHS, Inc., 7.100%[i]	1,166,369

	Total	1,166,369

	Total Preferred Stock (cost $16,730,081)	17,012,453

Shares	Collateral Held for Securities Loaned (1.7%)	Value
14,386,483	Thrivent Cash Management Trust	14,386,483

	Total Collateral Held for Securities Loaned (cost $14,386,483)	14,386,483

Shares or Principal Amount	Short-Term Investments (6.1%)[j]	Value
	Federal Home Loan Bank Discount Notes
200,000	0.090%, 4/24/2015[k]	199,913

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Schedule of Investments as of October 31, 2014

Shares or Principal Amount	Short-Term Investments (6.1%)[j]	Value
50,878,788	Thrivent Cash Management Trust 0.050%	$50,878,788

	Total Short-Term Investments (at amortized cost)	51,078,701

	Total Investments (cost $846,677,264) 104.3%	$874,538,409

	Other Assets and Liabilities, Net (4.3%)	(35,865,110)

	Total Net Assets 100.0%	$838,673,299

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	All or a portion of the security is insured or guaranteed.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2014.
f	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2014.
g

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2014, the value of these investments was $133,484,666 or 15.9% of total net assets.

h	All or a portion of the security is on loan.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
k	At October 31, 2014, $199,913 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Income Fund owned as of October 31, 2014.

Security	Acquisition Date	Cost
American Tower Trust I, 3/15/2018	3/6/2013	$1,800,449
Preferred Term Securities XXIII, Ltd., 12/22/2036	9/14/2006	2,089,986
Vericrest Opportunity Loan Transferee, 11/25/2053	12/18/2013	910,876

Definitions:

AMT	- Subject to Alternative Minimum Tax
REIT	- Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Rev.	- Revenue
Ser.	- Series
TIPS	- Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$34,448,247
Gross unrealized depreciation	(6,659,272)

Net unrealized appreciation (depreciation)	$27,788,975

Cost for federal income tax purposes	$846,749,434

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Schedule of Investments as of October 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2014, in valuing Income Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	2,151,075	–	2,151,075	–
Capital Goods	1,731,688	–	1,731,688	–
Communications Services	11,478,370	–	11,478,370	–
Consumer Cyclical	3,564,636	–	3,564,636	–
Consumer Non-Cyclical	4,027,049	–	4,027,049	–
Energy	1,529,138	–	1,529,138	–
Financials	875,036	–	875,036	–
Technology	3,723,727	–	3,723,727	–
Transportation	2,245,529	–	1,349,521	896,008
Utilities	2,170,973	–	2,170,973	–
Long-Term Fixed Income
Asset-Backed Securities	8,973,611	–	8,973,611	–
Basic Materials	38,621,050	–	38,621,050	–
Capital Goods	14,888,536	–	14,888,536	–
Collateralized Mortgage Obligations	7,504,638	–	7,504,638	–
Commercial Mortgage-Backed Securities	5,667,959	–	5,667,959	–
Communications Services	99,214,616	–	99,214,616	–
Consumer Cyclical	45,131,737	–	45,131,737	–
Consumer Non-Cyclical	66,431,639	–	66,431,639	–
Energy	69,799,659	–	69,799,659	–
Financials	242,932,026	–	241,367,149	1,564,877
Foreign Government	9,760,200	–	9,760,200	–
Mortgage-Backed Securities	26,608,407	–	26,608,407	–
Technology	11,613,178	–	11,613,178	–
Transportation	24,599,375	–	24,599,375	–
U.S. Government and Agencies	36,127,500	–	36,127,500	–
U.S. Municipals	1,702,460	–	1,702,460	–
Utilities	48,986,960	–	48,986,960	–

Preferred Stock
Financials	15,846,084	14,545,693	1,300,391	–
Materials	1,166,369	1,166,369	–	–
Collateral Held for Securities Loaned	14,386,483	14,386,483	–	–
Short-Term Investments	51,078,701	50,878,788	199,913	–

Total	$874,538,409	$80,977,333	$791,100,191	$2,460,885

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	648,590	648,590	–	–

Total Asset Derivatives	$648,590	$648,590	$–	$–

Liability Derivatives
Futures Contracts	775,154	775,154	–	–

Total Liability Derivatives	$775,154	$775,154	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2014. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	(335)	December 2014	($39,720,032)	($40,008,946)	($288,914)
10-Yr. U.S. Treasury Bond Futures	(585)	December 2014	(73,433,997)	(73,920,237)	(486,240)
30-Yr. U.S. Treasury Bond Futures	360	December 2014	50,145,160	50,793,750	648,590
Total Futures Contracts					($126,564)

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Schedule of Investments as of October 31, 2014

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2014, for Income Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$648,590
Total Interest Rate Contracts		648,590

Total Asset Derivatives		$648,590

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	775,154
Total Interest Rate Contracts		775,154

Total Liability Derivatives		$775,154

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2014, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	610,057

Total Interest Rate Contracts		610,057

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(206,281)

Total Credit Contracts		(206,281)

Total		$403,776

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2014, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,160,432
Total Interest Rate Contracts		1,160,432

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(13,918)
Total Credit Contracts		(13,918)

Total		$1,146,514

The following table presents Income Fund’s average volume of derivative activity during the period ended October 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*
Interest Rate Contracts	$186,580,329	22.7%	N/A
Credit Contracts	N/A	N/A	$322,219

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME FUND

Schedule of Investments as of October 31, 2014

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Income Fund, is as follows:

Fund	Value October 31, 2013	Gross Purchases	Gross Sales	Shares Held at October 31, 2014	Value October 31, 2014	Income Earned November 1, 2013 - October 31, 2014
Cash Management Trust- Collateral Investment	$14,088,307	$84,991,984	$84,693,808	14,386,483	$14,386,483	$17,170
Cash Management Trust- Short Term Investment	32,571,966	222,234,594	203,927,772	50,878,788	50,878,788	21,006
Total Value and Income Earned	46,660,273				65,265,271	38,176

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Alabama (0.1%)
	Alabama Public School and College Auth. Capital Improvement Rev. Refg.
$1,500,000	5.000%, 5/1/2029, Ser. Aa	$1,762,740

	Total	1,762,740

Arizona (1.0%)
	Arizona State Transportation Board Highway Rev.
1,500,000	5.000%, 7/1/2036, Ser. A	1,693,230
	Glendale, AZ Industrial Development Auth. Rev. (Midwestern University)
2,515,000	5.000%, 5/15/2031	2,828,218
	Northern Arizona Capital Fac. Lease Rev. (Student & Academic Services, LLC)
750,000	5.000%, 6/1/2039	839,520
	Northern Arizona University Refg. C.O.P.
1,000,000	5.000%, 9/1/2022	1,171,160
	Phoenix, AZ Civic Improvement Corporation Airport Rev.
3,060,000	5.250%, 7/1/2033, Ser. A	3,390,388
	Phoenix, AZ Civic Improvement Corporation Airport Rev. Refg.
3,000,000	5.000%, 7/1/2021, AMT	3,558,150
	Phoenix-Mesa Gateway Airport Auth. Special Fac. Rev.
1,450,000	5.000%, 7/1/2038, AMT	1,574,599

	Total	15,055,265

Arkansas (0.5%)
	Rogers, AR Sales and Use Tax Refg. and Improvement
2,975,000	4.000%, 11/1/2027, Ser. 2011	3,168,643
1,000,000	4.125%, 11/1/2031, Ser. 2011	1,014,780
	University of Arkansas Rev. Refg., Various Fac. Rev. (Pine Bluff Campus)
650,000	5.000%, 12/1/2029, Ser. A	766,610
	University Of Arkansas Rev. Various Fac. (Fayetteville Campus)
1,135,000	5.000%, 11/1/2039, Ser. A	1,306,396
825,000	5.000%, 11/1/2041, Ser. A	945,788

	Total	7,202,217

California (13.2%)
	Anaheim Public Financing Auth. Lease Rev. (Anaheim Public Improvements) (AGM Insured)
3,950,000	6.000%, 9/1/2024, Ser. Ab	4,685,648
	Beverly Hills Unified School District, Los Angeles County, CA G.O. (2008 Election)
10,000,000	Zero Coupon, 8/1/2031	5,800,800
	California Educational Fac. Auth. Rev. (Stanford University)
6,000,000	5.250%, 4/1/2040	8,064,360
	California G.O. Refg.
2,765,000	5.000%, 9/1/2015	2,875,379
	California Health Fac. Financing Auth. Rev.
3,840,000	1.450%, 8/15/2033, Ser. Ac	3,909,120
	California Infrastructure and Economic Development Bank Bay Area Toll Bridges Seismic Retrofit Rev. (FGIC Insured)
5,000,000	5.000%, 7/1/2025, Ser. Aa,b	6,377,800
	California Infrastructure and Economic Development Bank Rev. (California Independent System Operator Corporation)
3,025,000	6.250%, 2/1/2039, Ser. Aa	3,069,407
	California Municipal Finance Auth. Refg. Rev. (Biola University)
1,500,000	5.875%, 10/1/2034	1,669,965
1,250,000	5.000%, 10/1/2042	1,336,062
	California State Department of Water Resources Supply Rev.
6,250,000	5.000%, 5/1/2016, Ser. M	6,678,312
	California Various Purpose G.O.
6,065,000	5.500%, 4/1/2024	7,207,221
10,000	5.250%, 4/1/2029	10,043
10,000,000	5.250%, 3/1/2038	10,935,100
10,000,000	6.000%, 4/1/2038	11,813,700
5,000,000	6.000%, 11/1/2039	6,069,750
	California Various Purpose G.O. (NATL-RE Insured)
300,000	6.000%, 8/1/2016[b]	304,338
	Chula Vista Industrial Development Rev. Refg. (San Diego Gas & Electric Company)
2,010,000	5.875%, 2/15/2034, Ser. C	2,398,151
	East Bay Municipal Utility District, Alameda and Contra Costa Counties, CA Water System Rev. Refg. (NATL-RE Insured)
10,000,000	5.000%, 6/1/2037, Ser. Ab	10,871,800
	Foothill-De Anza, CA Community College District G.O.
5,000,000	5.000%, 8/1/2040, Ser. C	5,573,500
	Golden West Schools Financing Auth. Rev. (NATL-RE Insured)
420,000	5.800%, 2/1/2022, Ser. Ab	518,125
	Los Angeles Community College District, Los Angeles County, CA G.O. (Election 2008)
10,050,000	6.000%, 8/1/2033, Ser. A	12,203,514
	Los Angeles Department of Airports Rev. (Los Angeles International Airport)
8,000,000	5.000%, 5/15/2040, Ser. A	9,132,960
	Los Angeles Department of Water and Power System Rev.
7,000,000	5.000%, 7/1/2044, Ser. D	7,902,650
	Los Angeles Unified School District, Los Angeles County, CA G.O.
5,000,000	5.000%, 1/1/2034, Ser. I	5,687,350
	Pittsburg, CA Redevelopment Agency Tax Allocation (Los Medanos Community Development) (AMBAC Insured)
5,000,000	Zero Coupon, 8/1/2024[b]	3,297,600
	Pomona, CA Single Family Mortgage Rev. Refg. (GNMA/FNMA Collateralized)
2,815,000	7.600%, 5/1/2023, Ser. Aa	3,508,053

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (98.8%)	Value
California (13.2%) - continued
	San Bernardino, CA Single Family Mortgage Rev. Refg. (FHA/VA MTGS GNMA Collateralized)
$1,000,000	7.500%, 5/1/2023, Ser. Aa	$1,246,180
	San Diego Community College District, San Diego County, CA G.O. (AGM Insured)
10,000,000	5.000%, 5/1/2030[a,b]	10,239,400
	San Diego County, CA C.O.P.
5,000,000	5.250%, 7/1/2030	5,570,000
10,000,000	San Diego Unified School District G.O.
	Zero Coupon, 7/1/2033, Ser. Ab,d	9,300,400
	San Francisco, CA City & County Airport Commission Rev. (San Francisco International Airport)
4,000,000	5.500%, 5/1/2028, Ser. A, AMT	4,741,200
7,030,000	6.000%, 5/1/2039, Ser. E	8,334,487
7,000,000	5.000%, 5/1/2044, Ser. A, AMT	7,710,850
	San Jose, CA Redevelopment Agency Tax Allocation Refg. (Merged Area Redevelopment) (NATL-RE Insured)
2,760,000	5.000%, 8/1/2025, Ser. Ab	2,804,188
	Santa Monica Community College District, Los Angeles County, CA G.O.
5,000,000	Zero Coupon, 8/1/2025, Ser. C	3,631,550
	Tuolumne Wind Proj. Auth. Rev. (Tuolumne Company)
2,000,000	5.625%, 1/1/2029, Ser. A	2,338,160
	University of California General Rev.
5,000,000	5.250%, 5/15/2039, Ser. 0	5,718,700

	Total	203,535,823

Colorado (4.3%)
	Colorado Educational and Cultural Fac. Auth. Charter School Refg. Rev. (Pinnacle Charter School, Inc. K-8 Fac.)
500,000	5.000%, 6/1/2019[b]	553,000
200,000	5.000%, 6/1/2021[b]	223,316
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. (Cheyenne Mountain Charter Academy)
475,000	5.125%, 6/15/2032, Ser. A	495,895
1,000,000	5.375%, 6/15/2038, Ser. A	1,042,550
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. (Crown Pointe Academy of Westminster)
1,000,000	5.000%, 7/15/2039	1,008,670
	Colorado Educational and Cultural Fac. Auth. Charter School Rev. (Pinnacle Charter School, Inc.)
3,000,000	5.125%, 12/1/2039	3,052,770
	Colorado Health Fac. Auth. Health Fac. Rev. (Evangelical Lutheran Good Samaritan Society)
2,110,000	5.000%, 12/1/2024	2,406,181
500,000	5.625%, 6/1/2043	564,260
	Colorado Health Fac. Auth. Hospital Rev. Refg. (Valley View Hospital Association)
3,000,000	5.750%, 5/15/2036	3,314,430
	Colorado Higher Education Capital Construction Lease Purchase Financing Program C.O.P.
405,000	5.500%, 11/1/2027[a]	476,268
1,180,000	5.500%, 11/1/2027[a]	1,387,645
	Denver, CO Airport System Rev. (XLCA Insured)
5,000,000	5.000%, 11/15/2022, Ser. Ab	5,224,000
	Denver, CO Health and Hospital Auth. Healthcare Rev.
5,000,000	5.500%, 12/1/2030	5,656,450
2,000,000	5.250%, 12/1/2031, Ser. A	2,152,020
	Jefferson County School District No. R-l, Jefferson and Broomfield Counties, CO G.O. Refg. (AGM Insured)
10,000,000	5.000%, 12/15/2016, Ser. Ab	10,519,800
	Larimer County, CO Poudre School District R-l G.O. Improvement (NATL-RE-IBC Insured)
2,050,000	7.000%, 12/15/2016[b]	2,200,880
	Northwest Parkway Public Highway Auth. Rev. (AMBAC Insured)
4,000,000	5.700%, 6/15/2021, Ser. Ca,b	4,338,760
	Plaza Metropolitan District No. 1 Rev. Refg. (City of Lakewood)
1,000,000	5.000%, 12/1/2021	1,100,460
500,000	5.000%, 12/1/2022	550,855
	University of Colorado Enterprise Rev.
3,250,000	5.000%, 6/1/2033, Ser. A	3,825,770
3,000,000	5.000%, 6/1/2034, Ser. A	3,520,500
	University of Colorado University Enterprise Rev.
1,250,000	5.375%, 6/1/2032, Ser. A	1,451,237
9,790,000	5.000%, 6/1/2033	10,962,255

	Total	66,027,972

District of Columbia (1.1%)
	District of Columbia Income Tax Secured Rev. Refg.
2,325,000	5.000%, 12/1/2017, Ser. A	2,630,598
5,225,000	5.000%, 12/1/2028, Ser. C	6,026,515
	District of Columbia Tobacco Settlement Financing Corporation Tobacco Settlement Rev.
2,365,000	6.250%, 5/15/2024	2,381,792
	Metropolitan Washington DC Airports Auth. Airport System Rev. Refg.
6,000,000	5.000%, 10/1/2038, Ser. A, AMT	6,625,320

	Total	17,664,225

Florida (4.7%)
	Broward County, FL Water and Sewer Utility Rev.
3,115,000	5.250%, 10/1/2034, Ser. A	3,468,646
	CityPlace Community Development District Special Assessment and Rev.
500,000	5.000%, 5/1/2017	537,025

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Florida (4.7%) - continued
$2,000,000	5.000%, 5/1/2026	$2,251,520
	County of Broward, FL Fuel System Rev. (Fort Lauderdale Fuel Fac.) (AGM Insured)
1,155,000	5.000%, 4/1/2021, Ser. A, AMT[b]	1,349,467
605,000	5.000%, 4/1/2022, Ser. A, AMT[b]	710,682
700,000	5.000%, 4/1/2025, Ser. A, AMT[b]	812,903
	Greater Orlando Aviation Auth. Airport Fac. Rev.
1,500,000	5.000%, 10/1/2039, Ser. C	1,627,305
	Gulf Breeze, FL Rev. Refg.
2,020,000	5.000%, 12/1/2033	2,183,256
	Hillsborough County, FL Community Investment Tax Refg. Rev.
4,025,000	5.000%, 11/1/2017, Ser. B	4,510,576
	Jacksonville FL Port Auth. Rev.
2,390,000	5.000%, 11/1/2038, Ser. A, AMT	2,548,672
	Leon County Educational Fac. Auth. C.O.P. (Southgate Residence Hall)
1,145,000	8.500%, 9/1/2017[a]	1,396,660
	Miami-Dade County Industrial Development Auth. (Pinecrest Academy, Inc.)
1,500,000	5.250%, 9/15/2044	1,551,255
	Miami-Dade County, FL Aviation Rev. (Miami International Airport-Hub of the Americas)
7,500,000	5.500%, 10/1/2036, Ser. B	8,562,300
8,000,000	5.500%, 10/1/2041, Ser. A	9,014,640
	Miami-Dade County, FL Public Fac. Rev. (Jackson Health System) (AGM Insured)
2,000,000	5.625%, 6/1/2034[b]	2,225,420
	Orange County Health Fac. Auth. Hospital Rev. (Orlando Regional Healthcare System) (NATL-RE Insured)
2,700,000	6.250%, 10/1/2018, Ser. Ab	3,151,116
	Orange County, FL Health Fac. Auth. Hospital Rev. (Orlando Health, Inc.)
5,010,000	5.125%, 10/1/2026	5,660,448
	Orange County, Orlando Expressway Auth. Rev.
3,600,000	5.000%, 7/1/2030, Ser. A	3,973,788
4,095,000	5.000%, 7/1/2035, Ser. C	4,509,004
	St. Johns County Industrial Development Auth. Rev. (Presbyterian Retirement Communities)
6,490,000	5.875%, 8/1/2040, Ser. A	7,014,717
	Tallahassee, FL Consolidated Utility Systems Rev.
4,535,000	5.000%, 10/1/2032	5,011,855

	Total	72,071,255

Georgia (1.1%)
	Atlanta, GA Airport General Rev.
1,000,000	5.000%, 1/1/2033, Ser. C, AMT	1,098,830
500,000	5.000%, 1/1/2034, Ser. C, AMT	547,750
500,000	5.000%, 1/1/2037, Ser. C, AMT	543,790
	Atlanta, GA Airport General Rev. Refg.
1,425,000	5.000%, 1/1/2033, Ser. B	1,639,320
	Brunswick, GA Water and Sewer Rev. Refg. and Improvement (NATL-RE Insured)
1,500,000	6.100%, 10/1/2019[a,b]	1,714,590
	Burke County Development Auth. Pollution Control Rev. (Oglethorpe Power Corporation Vogtle)
6,000,000	5.700%, 1/1/2043, Ser. C	6,409,320
	Cherokee County, GA Water and Sewerage (NATL-RE Insured)
4,110,000	5.500%, 8/1/2018[b]	4,408,304

	Total	16,361,904

Hawaii (1.5%)
	Hawaii Airports System Rev.
3,040,000	5.250%, 7/1/2030, Ser. A	3,523,451
	Hawaii State Department of Budget and Finance Special Purpose Senior Living Rev. Refg.
1,000,000	5.125%, 11/15/2032	1,088,040
5,395,000	5.250%, 11/15/2037	5,819,533
	Hawaii State Department of Transportation Airport Division Lease Rev. C.O.P.
1,000,000	5.000%, 8/1/2028, AMT	1,126,480
	Hawaii State Harbor System Rev.
6,000,000	5.250%, 7/1/2030, Ser. A	6,790,560
	Honolulu, HI Board of Water Supply Water System Rev. (NATL-RE Insured)
5,000,000	5.000%, 7/1/2036, Ser. Ab	5,286,700

	Total	23,634,764

Illinois (8.0%)
	Broadview, Cook County, IL Tax Increment Rev.
350,000	5.375%, 7/1/2015	350,409
	Chicago Metropolitan Water Reclamation District G.O. Refg.
8,700,000	5.250%, 12/1/2032, Ser. C	11,008,893
	Chicago Tax Increment Allocation (Near South Redevelopment) (ACA Insured)
7,200,000	Zero Coupon, 11/15/2014, Ser. Aa,b	7,199,424
	Chicago, IL Midway International Airport Rev.
1,120,000	5.000%, 1/1/2026, Ser. A, AMT	1,280,765
2,000,000	5.000%, 1/1/2034, Ser. Ba,c	2,015,140
	Cook County, IL Community Consolidated School District No. 15 Limited Tax Capital Appreciation School G.O. (NATL-RE Insured)
1,000,000	Zero Coupon, 12/1/2014[a,b]	999,630
	Cook County, IL School District No. 99 (Cicero) G.O. School (NATL-RE Insured)
1,565,000	8.500%, 12/1/2014[b]	1,573,060
1,815,000	8.500%, 12/1/2016[b]	2,045,741
	Illinois Educational Fac. Auth. Rev. (Northwestern University)
4,900,000	5.250%, 11/1/2032[a]	5,145,833

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Illinois (8.0%) - continued
	Illinois Finance Auth. Rev. (DePaul University)
$4,075,000	6.000%, 10/1/2032, Ser. A	$4,818,973
	Illinois Finance Auth. Rev. (Rush University Medical Center)
5,000,000	7.250%, 11/1/2038, Ser. A	5,913,000
	Illinois Finance Auth. Rev. (The Art Institute of Chicago)
2,390,000	5.000%, 3/1/2034, Ser. A	2,652,279
	Illinois Finance Auth. Rev. Refg. (Rush University Medical Center) (NATL-RE Insured )
2,020,000	5.250%, 11/1/2035, Ser. Bb	2,227,212
	Illinois G.O.
5,000,000	5.000%, 3/1/2027	5,393,350
1,500,000	5.500%, 7/1/2033	1,682,985
1,750,000	5.500%, 7/1/2038	1,918,893
	Illinois Health Fac. Auth. Rev. Refg. (Lutheran General Health System) (AGM-CR Insured)
2,045,000	6.000%, 4/1/2018, Ser. Cb	2,238,886
	Illinois Sales Tax Rev. (Build Illinois) (NATL-RE Insured)
7,975,000	5.750%, 6/15/2018, 2nd Ser.[b]	9,321,339
	Joliet Regional Port District, IL Marine Terminal Rev. Refg. (Exxon)
1,850,000	0.060%, 10/1/2024[c]	1,850,000
	McHenry and Lake Counties G.O. School (AGM Insured)
840,000	9.000%, 12/1/2017[b]	938,616
2,195,000	9.000%, 12/1/2017[a,b]	2,480,218
	Metropolitan Pier and Exposition Auth., IL Refg. (McCormick Place Expansion) (NATL-RE Insured)
885,000	5.500%, 6/15/2015, Ser. Ab	908,532
17,605,000	Zero Coupon, 6/15/2020, Ser. Ab	15,407,720
7,000,000	5.500%, 6/15/2020, Ser. Bb	7,726,320
3,100,000	Zero Coupon, 6/15/2024, Ser. Ab	2,229,334
2,000,000	Zero Coupon, 12/15/2024, Ser. Ab	1,409,600
	Railsplitter Tobacco Settlement Auth. Tobacco Settlement Rev.
6,340,000	5.000%, 6/1/2017	6,963,666
	Regional Transportation Auth., Cook, DuPage, Kane, Lake, McHenry and Will Counties, IL Rev. (NATL-RE Insured)
2,545,000	6.700%, 11/1/2021, Ser. Ab	2,891,374
	State of Illinois G.O. Refg.
9,000,000	5.000%, 8/1/2017	9,882,720
	University of Illinois Auxiliary Fac. System Rev.
2,500,000	5.750%, 4/1/2038, Ser. A	2,877,450

	Total	123,351,362

Indiana (2.2%)
	East Chicago Elementary School Building Corporation, Lake County, IN First Mortgage Refg.
295,000	6.250%, 1/5/2016	305,245
	Indiana Bond Bank Special Program Rev. (Clark Memorial Hospital)
7,000,000	5.500%, 8/1/2029, Ser. D	7,863,380
	Indiana Finance Auth. Hospital Rev. (Deaconess Hospital)
1,500,000	6.750%, 3/1/2039, Ser. A	1,756,890
	Indiana Finance Auth. Private Activity (Ohio River Bridges East End Crossing)
1,000,000	5.000%, 1/1/2019, Ser. B, AMT	1,076,160
	Indiana Health and Educational Fac. Financing Auth. Health System Rev. Refg. (Sisters of St. Francis Health Services, Inc.) (AGM Insured)
450,000	5.250%, 5/15/2041, Ser. Eb	484,384
	Indiana Municipal Power Agency Power Supply System Rev.
1,750,000	5.250%, 1/1/2034, Ser. A	2,000,793
4,155,000	5.000%, 1/1/2042, Ser. A	4,443,066
	Indiana Transportation Finance Auth. Highway Rev.
125,000	6.800%, 12/1/2016, Ser. A	133,364
	Indiana Transportation Finance Auth. Highway Rev. (NATL-RE-IBC Insured)
710,000	7.250%, 6/1/2015, Ser. Ab	738,904
	Indianapolis Local Public Improvement Bank Rev. (Waterworks)
5,000,000	5.750%, 1/1/2038, Ser. A	5,684,000
	Knox County, IN Economic Development Rev. Refg.
2,850,000	5.000%, 4/1/2037, Ser. A	2,986,316
6,965,000	5.000%, 4/1/2042, Ser. A	7,275,639

	Total	34,748,141

Iowa (0.6%)
	Cedar Falls Community School District, Black Hawk County School Infrastructure Sales, Services and Use Tax Rev.
3,165,000	5.400%, 6/1/2029	3,591,389
	Des Moines, IA Airport Auth. Rev. Refg.
1,205,000	5.000%, 6/1/2024, AMT	1,341,237
	Waterloo, IA Community School District Tax Rev. Refg. (School Infrastructure Sales, Services, and Use)
3,560,000	5.000%, 7/1/2029, Ser. A	3,980,294

	Total	8,912,920

Kansas (0.2%)
	Kansas Development Finance Auth. Rev.
3,575,000	5.000%, 5/15/2030, Ser. S	3,792,539
	Sedgwick and Shawnee Counties, KS Single Family Mortgage Rev. (GNMA Collateralized)
55,000	6.700%, 6/1/2029, Ser. A-2	57,101

	Total	3,849,640

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Kentucky (1.6%)
	Kentucky Economic Development Finance Auth. Hospital Rev. (Owensboro Medical Health System, Inc.)
$5,880,000	6.375%, 6/1/2040, Ser. A	$6,783,580
	Kentucky Public Transportation Infrastructure Auth. Subordinate Toll Rev. (Downtown Crossing)
5,000,000	5.000%, 7/1/2017, Ser. A	5,532,500
	Kentucky State Turnpike Auth. Economic Development Road Rev.
5,000,000	5.000%, 7/1/2028, Ser. A	5,854,500
	Paducah, KY Electric Plant Board Rev. (AGM Insured)
2,500,000	5.250%, 10/1/2035, Ser. Ab	2,786,150
	Pikeville, KY Hospital Rev. (Pikeville Medical Center, Inc.)
3,540,000	6.500%, 3/1/2041	4,057,477

	Total	25,014,207

Louisiana (2.5%)
	City of Alexandria, LA Utilities Rev.
5,000,000	5.000%, 5/1/2043, Ser. A	5,458,400
	Lafayette Public Power Auth. Electric Rev.
375,000	5.000%, 11/1/2022	443,104
1,520,000	5.000%, 11/1/2031	1,699,025
	Louisiana Public Fac. Auth. Rev. (University of New Orleans Research and Technology Foundation, Inc.) (NATL-RE Insured)
4,745,000	5.250%, 3/1/2031[a,b]	5,165,122
	Louisiana State Gas and Fuels Tax Rev.
5,000,000	5.000%, 5/1/2033, Ser. B	5,670,300
7,000,000	5.000%, 5/1/2045, Ser. B	7,786,030
	Louisiana State Public Facilities Auth. Rev. (University of New Orleans Research & Technology Foundation Student Housing) (AGM Insured)
1,355,000	5.000%, 9/1/2030[b]	1,555,432
800,000	5.000%, 9/1/2031[b]	915,432
	Louisiana Utilities Rev. (Parish of St. Tammany)
2,000,000	5.500%, 8/1/2035, Ser. B	2,350,400
	Port of New Orleans Board of Commissioners Port Fac. Refg. Rev.
1,365,000	5.000%, 4/1/2030, Ser. B, AMT	1,497,309
1,500,000	5.000%, 4/1/2031, Ser. B, AMT	1,627,305
525,000	5.000%, 4/1/2033, Ser. B, AMT	560,212
	Tobacco Settlement Financing Corporation Rev.
3,620,000	5.000%, 5/15/2024, Ser. A	3,694,464

	Total	38,422,535

Maryland (0.1%)
	Maryland Health & Higher Educational Fac. Auth. Rev. (Loyola University)
1,000,000	5.000%, 10/1/2045	1,129,090
	Morgan State University Academic Fees and Auxiliary Fac. Fees Rev. Refg. (NATL-RE Insured)
1,010,000	6.050%, 7/1/2015[b]	1,018,949

	Total	2,148,039

Massachusetts (4.5%)
	Massachusetts Bay Transportation Auth. Sales Tax Rev.
6,000,000	5.250%, 7/1/2031, Ser. A	7,614,000
	Massachusetts Bay Transportation Auth. Sales Tax Rev. (NATL-RE Insured)
5,000,000	5.500%, 7/1/2025, Ser. Bb	6,487,800
	Massachusetts Development Finance Agency Rev.
3,000,000	5.000%, 7/1/2042, Ser. J	3,379,140
	Massachusetts Development Finance Agency Rev. (Northeastern University)
750,000	5.000%, 10/1/2031	846,968
	Massachusetts Health and Educational Fac. Auth. Rev. (Massachusetts Institute of Technology)
15,295,000	5.250%, 7/1/2033, Ser. L	20,604,047
	Massachusetts Health and Educational Fac. Auth. Rev. (Tufts University)
5,400,000	5.500%, 2/15/2028, Ser. M	6,937,866
	Massachusetts Port Auth. Rev.
8,300,000	5.000%, 7/1/2042, Ser. A, AMT	9,076,880
	Massachusetts School Building Auth. Sales Tax Refg.
6,900,000	5.000%, 8/15/2029, Ser. B	8,106,810
	Massachusetts Water Pollution Abatement Trust Pool Program Refg.
5,000,000	5.000%, 8/1/2024	6,250,950

	Total	69,304,461

Michigan (1.9%)
	East Lansing Building Auth., Ingham and Clinton Counties, MI Building Auth. Rev. (G.O. Limited Tax)
2,000,000	5.700%, 4/1/2020	2,241,940
	Flint Hospital Building Auth. Rev. Refg. (Hurley Medical Center)
3,000,000	5.000%, 7/1/2019, Ser. B	3,099,090
	Grand Valley State University General Rev.
650,000	5.000%, 12/1/2029, Ser. B	755,521
1,045,000	5.750%, 12/1/2034[a]	1,159,334
	Kalamazoo Hospital Finance Auth. Hospital Rev. (AGM Insured)
4,000,000	5.250%, 5/15/2036[b]	4,353,200
	Kalamazoo Hospital Finance Auth. Hospital Rev. Refg. (Bronson Methodist Hospital) (AGM Insured)
3,250,000	5.000%, 5/15/2026, Ser. Ab	3,574,675
	Kent County, Ml G.O.
2,775,000	5.000%, 1/1/2024, AMT	3,264,815

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Michigan (1.9%) - continued
	Michigan State Trunk Line Fund Refg. (AGM Insured)
$5,000,000	5.000%, 11/1/2022[b]	$5,218,100
	Rochester Community School District, Oakland and Macomb Counties, Ml School Building and Site G.O. (NATL-RE Q-SBLF Insured)
4,560,000	5.000%, 5/1/2019[b]	5,280,434

	Total	28,947,109

Minnesota (2.4%)
	Baytown Township, MN Lease Rev. (St. Croix Preparatory Academy)
1,000,000	7.000%, 8/1/2038, Ser. A	1,045,350
	Goodhue County, MN Education District No. 6051 C.O.P.
250,000	5.000%, 2/1/2029	284,663
500,000	5.000%, 2/1/2034	560,840
750,000	5.000%, 2/1/2039	826,905
	Minnesota Agricultural and Economic Development Board Health Care System Rev. (Fairview Hospital and Healthcare Services) (NATL-RE Insured)
85,000	5.750%, 11/15/2026, Ser. Ab	85,271
	Minnesota Higher Education Fac. Auth. Rev.
1,575,000	5.250%, 12/1/2035, Ser. H	1,716,561
	Minnesota Higher Education Fac. Auth. Rev. (College of St. Scholastica, Inc.)
1,800,000	6.300%, 12/1/2040, Ser. 7J	1,979,622
	Minnesota State Municipal Power Agency Electric Rev.
200,000	5.000%, 10/1/2029	234,240
150,000	5.000%, 10/1/2030	175,119
200,000	5.000%, 10/1/2032	231,084
175,000	5.000%, 10/1/2033	201,395
	North Oaks, MN Senior Housing Rev. (Presbyterian Homes of North Oaks, Inc.)
2,000,000	6.125%, 10/1/2039	2,139,200
	Northern Municipal Power Agency, MN Electric System Rev. (AMBAC Insured)
2,000,000	5.000%, 1/1/2026, Ser. Ab	2,181,260
	Rochester MN Health Care Fac. Rev. Olmsted Medical Center
1,000,000	5.875%, 7/1/2030	1,140,670
	Shakopee Independent School District No. 720 G.O. School Building Crossover Refg.
1,425,000	5.000%, 2/1/2018	1,613,998
	St. Cloud, MN Health Care Refg. Rev. (CentraCare Health System)
2,040,000	5.125%, 5/1/2030, Ser. A	2,295,224
	St. Louis Park, MN Health Care Fac. Rev. Refg. (Park Nicollet Health Services)
1,000,000	5.750%, 7/1/2030, Ser. C	1,117,280
5,745,000	5.750%, 7/1/2039	6,421,129
	St. Paul, MN Housing and Redevelopment Auth. Educational Fac. Rev. Refg. (Saint Paul Academy and Summit School)
4,000,000	5.000%, 10/1/2024	4,278,480
	St. Paul, MN Housing and Redevelopment Auth. Health Care Fac. Rev. (HealthPartners)
230,000	5.250%, 5/15/2019	250,886
1,500,000	5.250%, 5/15/2036	1,577,700
	University of Minnesota Rev. (State Supported Biomedical Science Research Fac. Funding)
1,655,000	5.000%, 8/1/2030, Ser. B	1,897,921
	Western Minnesota Municipal Power Agency Rev.
1,000,000	5.000%, 1/1/2033, Ser. A	1,169,510
1,000,000	5.000%, 1/1/2034, Ser. A	1,165,140
300,000	5.000%, 1/1/2035, Ser. A	348,234
1,000,000	5.000%, 1/1/2040, Ser. A	1,144,400
	Winona, MN Health Care Fac. Rev.
500,000	5.000%, 7/1/2034	534,060

	Total	36,616,142

Mississippi (0.4%)
	D’Iberville Tax Increment Refg. (Gulf Coast Promenade)
1,750,000	5.000%, 4/1/2033	1,902,617
	Mississippi Development Bank S.O., Desoto County Highway Construction Project
3,180,000	5.000%, 1/1/2030	3,646,888

	Total	5,549,505

Missouri (1.1%)
	Jackson County, MO Special Obligation Rev. (Harry S. Truman Sports Complex) (AMBAC Insured)
7,500,000	5.000%, 12/1/2027[a,b]	8,017,650
	Missouri State Environmental Improvement and Energy Resources Auth. Water Pollution Rev.
175,000	5.250%, 1/1/2018	175,555
	Missouri State Health and Educational Fac. Auth. Health Fac. Rev. (BJC Health System)
2,500,000	5.000%, 5/15/2020, Ser. A	2,556,000
	Missouri State Health and Educational Fac. Auth. Health Fac. Rev. (Lake Regional Health System)
810,000	5.000%, 2/15/2019	909,484
925,000	5.000%, 2/15/2022	1,058,764
1,680,000	5.000%, 2/15/2034	1,781,808
	St. Louis, MO Airport Rev. Refg. (Lambert-St. Louis International Airport)
900,000	5.000%, 7/1/2016, AMT	964,197
1,000,000	5.000%, 7/1/2032, AMT	1,056,550

	Total	16,520,008

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Montana (0.2%)
	Montana Fac. Finance Auth. Rev. (Providence Health & Services)
$2,830,000	5.000%, 10/1/2024	$3,044,231

	Total	3,044,231

Nebraska (0.8%)
	Douglas County, NE Hospital Auth. No. 3 Health Fac. Refg. Rev. (Nebraska Methodist Health System)
2,000,000	5.750%, 11/1/2048	2,144,620
	Lincoln, NE Lincoln Electric System Rev. Refg.
2,500,000	5.000%, 9/1/2037	2,840,600
	Nebraska Public Power District Rev.
1,325,000	5.000%, 1/1/2033, Ser. A	1,499,926
	University of Nebraska Lincoln Student Fees and Fac. Rev.
1,000,000	5.000%, 7/1/2037	1,125,840
	University of Nebraska Lincoln Student Fees and Fac. Rev. Refg.
3,050,000	5.000%, 7/1/2038	3,422,222
	University of Nebraska Student Housing Rev.
1,680,000	5.000%, 5/15/2040, Ser. B	1,830,310

	Total	12,863,518

New Hampshire (0.2%)
	New Hampshire State Turnpike System Rev. Refg.
1,000,000	5.000%, 2/1/2017, Ser. B	1,097,230
2,000,000	5.000%, 10/1/2019	2,329,840

	Total	3,427,070

New Jersey (1.2%)
	Hudson County, NJ Refg. C.O.P. (NATL-RE Insured)
2,000,000	6.250%, 12/1/2015[b]	2,122,140
	New Jersey Educational Fac. Auth. Rev. Refg. (Kean University)
1,000,000	5.500%, 9/1/2036, Ser. A	1,125,770
	New Jersey G.O. (AMBAC Insured)
1,000,000	5.250%, 7/15/2018, Ser. Lb	1,147,080
	New Jersey Transportation Trust Fund Auth. Rev.
1,500,000	5.000%, 6/15/2026, Ser. A	1,672,935
	New Jersey Transportation Trust Fund Auth. Transportation System Rev. (AGM Insured)
5,000,000	5.500%, 12/15/2016, Ser. Ab	5,494,250
	New Jersey Turnpike Auth. Turnpike Rev. (AMBAC-TCRS Insured)
485,000	6.500%, 1/1/2016, Ser. Cb	518,896
260,000	6.500%, 1/1/2016, Ser. Ca,b	278,486
1,285,000	6.500%, 1/1/2016, Ser. Ca,b	1,306,871
260,000	6.500%, 1/1/2016, Ser. Ca,b	278,642
	Ocean County, NJ Utilities Auth. Waste Water Rev. (NATL-RE Insured)
3,180,000	5.250%, 1/1/2025[b]	3,982,632

	Total	17,927,702

New Mexico (0.8%)
	Jicarilla, NM Apache Nation Rev.
3,500,000	5.500%, 9/1/2023, Ser. A*	3,504,795
	Sandoval County, NM Incentive Payment Refg. Rev.
9,000,000	5.000%, 6/1/2020[a]	9,248,490

	Total	12,753,285

New York (6.9%)
	City Of New York G.O.
1,920,000	5.000%, 8/1/2032, Ser. A	2,252,755
	Metropolitan Transportation Auth. State Service Contract Refg.
5,000,000	5.500%, 7/1/2017, Ser. A	5,635,950
	New York City G.O.
40,000	5.250%, 8/1/2017	40,144
	New York City Municipal Water Finance Auth. Water and Sewer System Rev.
11,155,000	5.750%, 6/15/2040, Ser. A	12,861,938
3,250,000	5.375%, 6/15/2043, Ser. EE	3,820,700
	New York City Transitional Finance Auth. Future Tax Secured Rev.
12,505,000	5.000%, 11/1/2021	15,085,407
15,000,000	5.000%, 11/1/2033, Ser. D-1	17,245,650
	New York City Trust for Cultural Resources Refg. Rev. (The Museum of Modern Art)
2,030,000	5.000%, 4/1/2017, Ser. A	2,247,636
	New York State Dormitory Auth. State Personal Income Tax Rev.
5,125,000	5.000%, 2/15/2029, Ser. A	5,824,357
5,000,000	5.000%, 3/15/2039, Ser. C	5,722,850
	New York State Dormitory Auth. State University Educational Fac. Rev.
5,000,000	5.875%, 5/15/2017, Ser. A	5,500,350
	New York State Liberty Development Corporation Liberty Rev.
10,000,000	5.250%, 12/15/2043	11,369,200
	New York State Local Government Assistance Corporation Refg. (NATL-RE-IBC Insured)
2,000,000	5.250%, 4/1/2016, Ser. Eb	2,082,420
	New York State Urban Development Corporation State Personal Income Tax Rev. (State Fac. and Equipment)
3,870,000	5.000%, 3/15/2036, Ser. B-1	4,333,549
	Port Auth. of New York & New Jersey Rev.
2,500,000	5.000%, 9/1/2035	2,913,275
2,500,000	5.000%, 9/1/2036	2,901,775
5,000,000	5.000%, 9/1/2039	5,753,200
	Port Authority of New York and New Jersey Consolidated Rev.
1,125,000	5.000%, 12/1/2024, AMT	1,335,938

	Total	106,927,094

North Carolina (2.0%)
	North Carolina Capital Fac. Finance Agency Rev. Refg. (Johnson and Wales University)
1,000,000	5.000%, 4/1/2032	1,123,090
1,000,000	5.000%, 4/1/2033	1,119,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (98.8%)	Value
North Carolina (2.0%) - continued
	North Carolina Eastern Municipal Power Agency Power System Rev.
$7,190,000	5.250%, 1/1/2020, Ser. A	$8,077,030
2,580,000	5.000%, 1/1/2021, Ser. A	3,004,978
2,000,000	5.000%, 1/1/2026, Ser. B	2,254,240
1,475,000	6.000%, 1/1/2026, Ser. Aa	1,901,732
	North Carolina Eastern Municipal Power Agency Power System Rev. Refg.
2,500,000	5.000%, 1/1/2017, Ser. D	2,719,425
	North Carolina Municipal Power Agency No. 1 Catawba Electric Rev.
3,200,000	5.000%, 1/1/2025, Ser. A	3,667,616
1,250,000	5.000%, 1/1/2030, Ser. A	1,409,438
	Raleigh Durham, NC Airport Auth. Rev.
4,895,000	5.000%, 5/1/2036, Ser. A	5,415,779

	Total	30,692,528

North Dakota (0.4%)
	North Dakota Public Finance Auth. Rev. (State Revolving Fund)
1,495,000	5.000%, 10/1/2031, Ser. A	1,722,464
	Ward County, ND Health Care Fac. Refg. Rev. (Trinity)
2,315,000	6.250%, 7/1/2021, Ser. B	2,318,912
	Ward County, ND Health Care Fac. Rev. (Trinity)
2,895,000	5.125%, 7/1/2025	2,953,045

	Total	6,994,421

Ohio (4.6%)
	AMP Fremont Energy Center Rev.
3,000,000	5.000%, 2/15/2037, Ser. B	3,290,790
	Buckeye Tobacco Settlement Financing Auth. Rev.
16,920,000	5.125%, 6/1/2024, Ser. A-2	14,096,898
	City of Toledo, OH Water System Rev. Improvements and Refg.
2,500,000	5.000%, 11/15/2038	2,817,600
	County of Fairfield, OH Hospital Rev. Refg. and Improvement (Fairfield Medical Center)
3,470,000	5.250%, 6/15/2043	3,687,014
	Cuyahoga County G.O. Capital Improvement and Refg.
2,540,000	5.000%, 12/1/2021, Ser. A	2,992,730
	Kent State University General Receipts Rev.
350,000	5.000%, 5/1/2017, Ser. A	384,510
1,500,000	5.000%, 5/1/2037, Ser. A	1,673,235
	Lucas County, OH Health Care System Refg. Rev. (Sunset Retirement Communities)
1,250,000	5.125%, 8/15/2025	1,385,075
1,750,000	5.500%, 8/15/2030	1,947,190
	Miami University OH Rev.
1,600,000	5.000%, 9/1/2036	1,780,368
	Ohio Higher Educational Fac. Commission Rev. (Case Western Reserve University)
2,000,000	6.500%, 10/1/2020, Ser. B	2,308,500
	Ohio Higher Educational Fac. Commission Rev. (Kenyon College)
4,740,000	5.250%, 7/1/2044	5,172,193
	Ohio Hospital Rev. (Cleveland Clinic Health System Obligated Group)
5,000,000	5.000%, 1/1/2034	5,747,050
	Ohio State Turnpike Commission Rev.
8,000,000	Zero Coupon, 2/15/2034[d]	6,410,240
	Ohio Turnpike Commission Turnpike Rev. Refg. (NATL-RE Insured)
2,000,000	5.500%, 2/15/2024, Ser. Ab	2,495,880
10,000,000	5.500%, 2/15/2026, Ser. Ab	12,661,700
	Port of Greater Cincinnati Development Auth. Economic Development Rev. (Sisters of Mercy of the Americas, Regional Community of Cincinnati)
1,750,000	5.000%, 10/1/2025	1,864,275

	Total	70,715,248

Oklahoma (0.7%)

	Grand River, OK Dam Authority Rev.
4,000,000	5.000%, 6/1/2039, Ser. A	4,561,200
	Oklahoma Agricultural and Mechanical Colleges General Rev.
3,000,000	5.000%, 8/1/2038, Ser. C	3,350,490
	Oklahoma Municipal Power Auth. Power Supply System Rev.
1,620,000	6.000%, 1/1/2038, Ser. Aa	1,819,795
	Oklahoma State Turnpike Auth.
500,000	5.000%, 1/1/2028, Ser. A	569,970

	Total	10,301,455

Oregon (0.2%)
	Clackamas County, OR Hospital Fac. Auth. Rev. (Legacy Health Systems)
300,000	5.500%, 7/15/2035, Ser. A	332,322
	Salem-Keizer School District No. 24J, Marion and Polk Counties, OR G.O.
5,000,000	Zero Coupon, 6/15/2028, Ser. B	3,126,300

	Total	3,458,622

Pennsylvania (3.8%)
	Allegheny County Hospital Development Auth. Rev. (University of Pittsburgh Medical Center)
3,000,000	5.000%, 6/15/2018, Ser. B	3,425,670
2,100,000	5.625%, 8/15/2039	2,379,552
	Beaver County Industrial Development Auth. Pollution Control Rev. Refg. (FirstEnergy Generation)
3,000,000	2.700%, 4/1/2035, Ser. Ac	3,056,880
5,000,000	2.500%, 12/1/2041, Ser. Bc	5,100,450
	Cornwall-Lebanon School District, Lebanon County, PA G.O. Notes (AGM Insured)
2,000,000	Zero Coupon, 3/15/2016[b]	1,956,560
1,520,000	Zero Coupon, 3/15/2017[b]	1,455,324
	Cumberland County Municipal Auth. Rev. (Diakon Lutheran Social Ministries)
2,750,000	5.000%, 1/1/2027	2,847,542
2,065,000	6.125%, 1/1/2029	2,262,786
2,455,000	5.000%, 1/1/2036	2,501,031

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Pennsylvania (3.8%) - continued
	Lycoming County Auth. Health System Rev. (Susquehanna Health System)
$7,075,000	5.750%, 7/1/2039, Ser. A	$7,620,695
	Pennsylvania Economic Development Financing Auth. Unemployment Compensation Rev.
3,000,000	5.000%, 7/1/2020, Ser. B	3,517,620
	Pennsylvania Turnpike Commission Turnpike Rev. (AGM Insured)
9,860,000	Zero Coupon, 6/1/2033, Ser. Cb,d	11,551,286
10,070,000	6.250%, 6/1/2038, Ser. Cb	11,489,568

	Total	59,164,964

South Carolina (2.6%)
	Charleston County, SC Airport System Rev.
6,215,000	5.500%, 7/1/2031, Ser. A, AMT	7,096,101
	County of Charleston, SC G.O. Transportation Sales Tax Refg.
10,005,000	5.000%, 11/1/2021	12,186,690
	Greenwood County, SC Hospital Fac. Refg. Rev.
1,120,000	5.000%, 10/1/2024, Ser. B	1,293,454
2,890,000	5.000%, 10/1/2031, Ser. B	3,234,546
	Greenwood County, SC Hospital Fac. Rev. (Self Regional Healthcare)
2,250,000	5.375%, 10/1/2039	2,477,992
	Piedmont, SC Municipal Power Agency Electric Rev. (NATL-RE Insured)
4,000,000	6.250%, 1/1/2021[b]	4,961,520
	South Carolina Public Service Auth. Rev. Obligations (Santee Cooper)
3,855,000	5.500%, 1/1/2038, Ser. A	4,395,317
	South Carolina State Public Service Auth. Rev.
4,500,000	5.000%, 12/1/2049, Ser. A	4,948,785

	Total	40,594,405

South Dakota (0.3%)
	South Dakota Board Of Regents Housing & Auxiliary Fac. System Rev.
1,000,000	5.000%, 4/1/2033	1,160,960
	South Dakota Health and Educational Fac. Auth. Rev. (Regional Health)
1,000,000	5.000%, 9/1/2023	1,127,130
820,000	5.000%, 9/1/2025	934,702
	South Dakota Health and Educational Fac. Auth. Rev. (Sanford Health)
1,250,000	5.500%, 11/1/2040	1,377,962

	Total	4,600,754

Tennessee (0.6%)
	Jackson, TN Hospital Rev. Refg. and Improvement (Jackson-Madison County General Hospital)
2,060,000	5.625%, 4/1/2038	2,272,407
3,450,000	5.750%, 4/1/2041	3,810,214
	Tennessee State School Bond Auth. Rev. (2nd Program)
500,000	5.000%, 11/1/2031	600,095
450,000	5.000%, 11/1/2032	537,912
1,275,000	5.000%, 11/1/2034	1,511,831
250,000	5.000%, 11/1/2036	294,060

	Total	9,026,519

Texas (11.2%)
	Alliance Airport Auth., Inc. Special Fac. Rev. Refg. (Federal Express Corporation)
10,425,000	4.850%, 4/1/2021, AMT	10,771,318
	Amarillo Health Fac. Corporation Hospital Rev. (Baptist St. Anthony’s Hospital Corporation) (AGM Insured)
2,000,000	5.500%, 1/1/2017[a,b]	2,217,320
	Bexar County Housing Finance Corporation Multifamily Housing Rev. (Dymaxion and Marbach Park Apartments) (NATL-RE Insured)
1,930,000	6.000%, 8/1/2023, Ser. Ab	1,927,201
	Clifton Higher Education Finance Corporation Education Rev. (Uplift Education)
4,000,000	6.250%, 12/1/2045, Ser. A	4,606,360
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools)
1,000,000	5.000%, 8/15/2042	1,072,440
2,000,000	6.000%, 8/15/2043	2,358,380
	Clifton, TX Higher Education Finance Corporation Education Rev. (IDEA Public Schools) (PSF-GTD Insured)
2,605,000	5.000%, 8/15/2039[b]	2,958,420
	Dallas and Fort Worth, TX International Airport Rev. Refg.
4,000,000	5.250%, 11/1/2033, Ser. F	4,649,720
	Dallas Independent School District, Dallas County, TX Unlimited Tax School Building G.O. (PSF-GTD Insured)
10,000,000	6.375%, 2/15/2034[a,b]	11,828,500
	Harris County Health Fac. Development Corporation Hospital Rev. Refg. (Memorial Hermann Healthcare System)
2,015,000	7.250%, 12/1/2035, Ser. Ba	2,521,793
	Harris County Industrial Development Corporation Pollution Control Rev. (Exxon)
4,000,000	0.060%, 3/1/2024[c]	4,000,000
1,400,000	0.060%, 3/1/2024[c]	1,400,000
	Harris County, TX G.O. and Rev. Refg. (NATL-RE Insured)
7,000,000	Zero Coupon, 8/15/2024[b]	5,458,600
	Harris County, TX Toll Road Rev. Refg.Harris County, TX Toll Road Rev. Refg.
6,500,000	5.250%, 8/15/2047, Ser. B	7,174,895
	Houston, TX Water and Sewer System Rev. Refg. (AGM Insured)
10,000,000	5.750%, 12/1/2032, Ser. Aa,b	14,428,600
	Lewisville Independent School District, Denton County, TX Unlimited Tax School Building and Refg. (PSF-GTD Insured)
5,315,000	Zero Coupon, 8/15/2019[b]	4,972,289

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Texas (11.2%) - continued
	Lower Colorado River Auth. Rev. Refg. (AGM Insured)
$215,000	5.875%, 5/15/2015, Ser. Ab	$215,869
	New Hope Cultural Education Facilities Corporation, TX Student Housing Rev. (Collegiate Housing College Station I LLC - Texas A&M University)
1,000,000	5.000%, 4/1/2029, Ser. A	1,107,470
	North East Independent School District, Bexar County, TX Unlimited Tax Refg. (PSF-GTD Insured)
5,000,000	5.250%, 2/1/2028[b]	6,443,400
2,000,000	5.250%, 2/1/2029[b]	2,593,980
	North Texas Education Finance Corporation Education Rev. (Uplift Education)
4,500,000	5.125%, 12/1/2042, Ser. A	4,839,975
	North Texas Tollway Auth. Rev.
5,000,000	5.000%, 1/1/2042, Ser. B	5,424,750
	North Texas Tollway Auth. Rev. (Special Proj. System)
15,000,000	5.000%, 9/1/2030, Ser. D	17,256,900
	North Texas Tollway Auth. System Rev. Refg.
1,000,000	5.625%, 1/1/2033, Ser. A	1,107,380
	North Texas Tollway Auth. System Rev. Refg. (AGM Insured)
5,000,000	Zero Coupon, 1/1/2028, Ser. Db	3,078,800
	Northside Independent School District School Building G.O. (PSF-GTD Insured)
4,865,000	1.350%, 6/1/2033[b,c]	4,892,147
	Northwest Independent School District G.O. (PSF-GTD Insured)
5,705,000	5.000%, 2/15/2038[b]	6,637,882
	Pharr, TX Higher Education Finance Auth. Education Rev. (Idea Public Schools)
2,500,000	6.250%, 8/15/2029, Ser. A	2,918,400
2,000,000	6.500%, 8/15/2039, Ser. A	2,323,820
	San Juan Higher Education Finance Auth. Education Rev. (IDEA Public Schools)
2,000,000	6.700%, 8/15/2040, Ser. A	2,394,440
	San Leanna Education Fac. Corporation Higher Education Rev. (Saint Edward’s University)
1,160,000	5.125%, 6/1/2024	1,234,785
1,000,000	5.125%, 6/1/2027	1,052,970
	Socorro, TX Independent School District G.O. Refg. (PSF-GTD Insured)
2,000,000	5.000%, 8/15/2034[b]	2,253,600
	Southeast Texas Housing Finance Corporation Single Family Mortgage Rev. (NATL-RE Insured)
11,615,000	Zero Coupon, 9/1/2017[a,b]	11,362,606
	Southwest Higher Education Auth., Inc., Higher Education Rev. (Southern Methodist University)
1,700,000	5.000%, 10/1/2041	1,888,547
	Tarrant County Cultural Education Fac. Finance Corporation Hospital Rev. (Hendrick Medical Center) (AGM Insured)
1,250,000	5.250%, 9/1/2026, Ser. Bb	1,401,575
2,000,000	5.250%, 9/1/2027, Ser. Bb	2,234,820
1,000,000	5.250%, 9/1/2028, Ser. Bb	1,114,540
	Tarrant County Cultural Education Fac. Finance Corporation Refg. Rev. (Texas Health Resources System)
2,000,000	5.000%, 2/15/2023, Ser. A	2,177,800
	Texas College Student Loan G.O.
1,900,000	5.000%, 8/1/2017, AMT	2,121,236
	Texas Transportation Commission Central Texas Turnpike System Rev. Refg.
2,000,000	1.250%, 8/15/2042, Ser. Bc	2,004,540

	Total	172,428,068

Utah (1.1%)
	Riverton, UT Hospital Rev.
3,010,000	5.000%, 8/15/2041	3,288,575
	Utah Associated Municipal Power Systems Rev. Refg. (Central-St. George Transmission)
6,000,000	5.250%, 12/1/2027	6,711,540
	Utah County, UT Hospital Rev. (IHC Health Services, Inc.)
3,175,000	5.000%, 5/15/2043	3,505,295
1,610,000	5.000%, 5/15/2045, Ser. A	1,819,542
	Utah State Charter School Finance Auth. Charter School Rev. (North Davis Preparatory)
1,000,000	6.250%, 7/15/2030	1,083,320

	Total	16,408,272

Virginia (1.5%)
	Fairfax County, VA Industrial Development Auth. Health Care Rev. (Inova Health System)
1,000,000	5.000%, 5/15/2025, Ser. C	1,148,870
	Fairfax County, VA Industrial Development Auth. Hospital Rev. Refg. (Inova Health System Hospitals)
2,510,000	5.250%, 8/15/2019	2,828,218
	Virginia Commonwealth Transportation Board Rev.
10,000,000	5.000%, 5/15/2034	11,490,600
	Virginia Port Auth. Port Fac. Rev.
2,000,000	5.000%, 7/1/2040	2,187,980
	Virginia Small Business Financing Auth. Rev. (Elizabeth River Crossings Opco, LLC)
4,500,000	6.000%, 1/1/2037, AMT	5,113,620

	Total	22,769,288

Washington (4.7%)
	Franklin County, WA Pasco School District No. 1 U.T.G.O. (NATL-RE Insured)
6,000,000	5.250%, 12/1/2022[a,b]	6,458,580

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Washington (4.7%) - continued
	FYI Properties Lease Rev. (State of Washington DIS)
$2,555,000	5.500%, 6/1/2034	$2,893,640
	Port of Seattle Special Fac. Rev. Refg. (Seatac Fuel Fac., LLC)
670,000	5.000%, 6/1/2019, AMT	762,427
1,000,000	5.000%, 6/1/2020, AMT	1,150,030
	Snohomish County, WA Edmonds School District No. 15
1,000,000	5.000%, 12/1/2033	1,184,510
	State of Washington Various Purpose G.O.
5,390,000	5.000%, 8/1/2021, Ser. A	6,502,604
12,095,000	5.000%, 8/1/2030, Ser. A	14,278,147
	Tobacco Settlement Auth. WA Rev. Refg.
3,645,000	5.000%, 6/1/2024	3,725,081
	Washington Economic Development Finance Auth. Lease Rev. (Washington Biomedical Research Properties II) (NATL-RE Insured)
5,620,000	5.000%, 6/1/2030[a,b]	5,906,901
	Washington G.O.
1,140,000	6.750%, 2/1/2015, Ser. A	1,158,103
	Washington G.O. (AGM Insured)
	5.000%, 7/1/2021, Ser.
5,000,000	2007Aa,b	5,381,700
	Washington Health Care Fac. Auth. Rev.
2,625,000	5.250%, 12/1/2030[a]	3,137,006
5,000,000	5.250%, 10/1/2032, Ser. A	5,653,250
	Washington Health Care Fac. Auth. Rev. (Seattle Cancer Care Alliance)
5,010,000	7.375%, 3/1/2038[a]	6,357,640
	Washington Higher Education Fac. Auth. Refg. Rev. (Gonzaga University)
5,325,000	5.000%, 4/1/2029, Ser. B	5,837,318
	Washington Higher Education Fac. Auth. Rev. and Refg. Rev. (Whitworth University)
1,290,000	5.875%, 10/1/2034	1,464,898
1,000,000	5.625%, 10/1/2040	1,074,000

	Total	72,925,835

Wisconsin (0.9%)
	Kaukauna, WI Electric System Rev. (AGM Insured)
3,000,000	5.000%, 12/15/2035, Ser. Ab	3,302,910
	Monroe, WI Redevelopment Auth. Rev. (Monroe Clinic, Inc.)
3,520,000	5.875%, 2/15/2039	3,868,339
	Wisconsin Health and Educational Fac. Auth. Rev. (Marquette University)
1,125,000	5.000%, 10/1/2033, Ser. B-1	1,230,705
	Wisconsin Health and Educational Fac. Auth. Rev. (Thedacare, Inc.)
5,310,000	5.500%, 12/15/2038, Ser. A	5,980,069

	Total	14,382,023

Wyoming (1.1%)
	Kemmerer, WY Pollution Control Rev. (Exxon)
2,900,000	0.060%, 11/1/2014[c]	2,900,000
	Lincoln County, WY Pollution Control Rev. (Exxon)
4,355,000	0.060%, 11/1/2014, Ser. Dc	4,355,000
	Lincoln County, Wyoming Pollution Control Revenue Bonds (Exxon)
1,200,000	0.060%, 11/1/2014, Series Bc	1,200,000
	Wyoming Municipal Power Agency Power Supply System Rev.
3,270,000	5.375%, 1/1/2042, Ser. A	3,565,935
	Wyoming State Farm Loan Board Capital Fac. Refg. Rev.
4,485,000	5.750%, 10/1/2020	4,882,550

	Total	16,903,485

	Total Long-Term Fixed Income (cost $1,395,125,291)	1,525,009,021

	Total Investments (cost $1,395,125,291) 98.8%	$1,525,009,021

	Other Assets and Liabilities, Net 1.2%	18,525,056

	Total Net Assets 100.0%	$1,543,534,077

a

Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

b

To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.

c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2014.
d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2014.
*

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Municipal Bond Fund owned as of October 31, 2014.

Security	Acquisition Date	Cost
Jicarilla, NM Apache Nation Rev., 9/1/2023	10/23/2003	$3,531,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

MUNICIPAL BOND FUND

Schedule of Investments as of October 31, 2014

Definitions:

ACA	-	American Capital Access Holding, Ltd.
AGM	-	Assured Guaranty Municipal Corporation
AMBAC	-	American Municipal Bond Insurance Corporation
AMT	-	Subject to Alternative Minimum Tax
Auth.	-	Authority
CR	-	Custodial Receipts
C.O.P.	-	Certificate of Participation
Fac.	-	Facility/Facilities
FGIC	-	Financial Guaranty Insurance Company
FHA	-	Federal Housing Administration
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
G.O.	-	General Obligation
IBC	-	Insured Bond Certificate
NATL-RE	-	National Public Finance Guarantee Corporation
Proj.	-	Project
PSF-GTD	-	Permanent School Fund Guarantee Program
Q-SBLF	-	Qualified School Bond Loan Fund
Refg.	-	Refunding
Rev.	-	Revenue
Ser.	-	Series
U.T.G.O.	-	Unlimited Tax General Obligation
VA MTGS	-	Department of Veterans’ Affairs - Mortgages
XLCA	-	XL Capital Assurance

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$132,046,711
Gross unrealized depreciation	(2,162,981)

Net unrealized appreciation (depreciation)	$129,883,730

Cost for federal income tax purposes	$1,395,125,291

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2014, in valuing Municipal Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income Education	203,035,489	–	203,035,489	–
Electric Revenue	48,793,487	–	48,793,487	–
Escrowed/Pre-refunded	152,134,516	–	152,134,516	–
General Obligation	262,790,758	–	262,790,758	–
Health Care	173,002,936	–	173,002,936	–
Housing Finance	5,536,217	–	5,536,217	–
Industrial Development Revenue	43,923,364	–	43,923,364	–
Other Revenue	236,488,140	–	236,488,140	–
Tax Revenue	58,421,431	–	58,421,431	–
Transportation	265,716,427	–	265,716,427	–
Water & Sewer	75,166,256	–	75,166,256	–

Total	$1,525,009,021	$–	$1,525,009,021	$–

There were no significant transfers between Levels during the period ended October 31, 2014. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (98.7%)	Value
Asset-Backed Securities (1.8%)
	Education Loan Asset-Backed Trust I
$44,814	0.602%, 6/25/2022[a,b]	$44,805
	Northstar Education Finance, Inc.
754,991	0.852%, 12/26/2031[a,b]	758,260
	U.S. Small Business Administration
998,996	3.191%, 3/10/2024	1,033,041

	Total	1,836,106

Collateralized Mortgage Obligations (0.5%)
	NCUA Guaranteed Notes
486,076	0.603%, 10/7/2020[b]	489,034

	Total	489,034

Commercial Mortgage-Backed Securities (1.4%)
	Federal Home Loan Mortgage Corporation Multi Family Structured Pass Thru Certificates
418,195	0.727%, 12/25/2016	417,491
	Federal National Mortgage Association
766,531	0.953%, 11/25/2015	768,356
	Government National Mortgage Association
182,219	2.164%, 3/16/2033	182,956
43,533	3.214%, 1/16/2040	43,794

	Total	1,412,597

Energy (0.5%)
	Petroleos Mexicanos
500,000	2.378%, 4/15/2025	498,557

	Total	498,557

Financials (4.3%)
	Achmea Hypotheekbank NV
608,000	3.200%, 11/3/2014[a]	608,000
	National Bank of Canada
500,000	2.200%, 10/19/2016[a]	511,696
	North American Development Bank
500,000	2.300%, 10/10/2018	507,764
	Private Export Funding Corporation
1,000,000	1.375%, 2/15/2017	1,011,580
1,000,000	2.050%, 11/15/2022	946,727
	SpareBank 1 Boligkreditt AS
500,000	1.250%, 5/2/2018[a]	493,648
	USAA Capital Corporation
350,000	2.125%, 6/3/2019[a]	349,866

	Total	4,429,281

Foreign Government (5.9%)
	Bank of England
1,000,000	0.875%, 3/17/2017[a]	1,001,454
	European Investment Bank
1,000,000	2.125%, 10/15/2021	998,250
	Export Development Canada
1,000,000	0.750%, 12/15/2017	987,872
	Hashemite Kingdom of Jordan
500,000	2.503%, 10/30/2020	506,846
	Inter-American Development Bank
1,000,000	0.875%, 3/15/2018	988,375
$500,000	3.000%, 10/4/2023	527,337
600,000	4.375%, 1/24/2044	694,534
	Kommunalbanken AS
340,000	1.500%, 10/22/2019 [a]	332,982

	Total	6,037,650

Mortgage-Backed Securities (6.1%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
350,000	3.000%, 11/1/2029[c]	362,414
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
350,000	4.000%, 11/1/2044[c]	371,301
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
1,175,000	3.500%, 11/1/2029[c]	1,241,460
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,400,000	3.500%, 11/1/2044[c]	1,447,687
1,125,000	4.000%, 11/1/2044[c]	1,194,434
1,550,000	4.500%, 11/1/2044[c]	1,679,812

	Total	6,297,108

Technology (0.5%)
	Micron Semiconductor Asia Pte, Ltd.
540,000	1.258%, 1/15/2019	538,864

	Total	538,864

U.S. Government and Agencies (76.7%)
	Federal Agricultural Mortgage Corporation
1,000,000	2.000%, 7/27/2016	1,025,306
	Federal Farm Credit Bank
500,000	2.210%, 8/1/2024	483,981
	Federal Home Loan Bank
5,575,000	0.875%, 5/24/2017	5,570,752
	Federal Home Loan Mortgage Corporation
1,000,000	1.250%, 8/1/2019	978,935
1,000,000	1.250%, 10/2/2019	975,336
3,000,000	2.375%, 1/13/2022	3,019,047
	Federal National Mortgage Association
1,500,000	1.000%, 9/27/2017	1,498,995
5,950,000	0.875%, 5/21/2018	5,857,519
2,000,000	1.875%, 2/19/2019	2,026,016
6,000,000	2.625%, 9/6/2024	5,975,904
1,250,000	6.250%, 5/15/2029	1,708,626
	Tennessee Valley Authority
1,225,000	5.250%, 9/15/2039	1,512,814
	U.S. Treasury Bonds
850,000	6.500%, 11/15/2026	1,203,945
	U.S. Treasury Bonds, TIPS
3,045,390	0.125%, 4/15/2019	3,066,802
347,022	2.375%, 1/15/2025	411,520
357,669	2.125%, 2/15/2040	454,407
1,579,020	0.750%, 2/15/2042	1,493,161

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (98.7%)	Value
U.S. Government and Agencies (76.7%) - continued
	U.S. Treasury Notes
$425,000	0.625%, 10/15/2016	$425,963
500,000	3.250%, 3/31/2017	530,312
50,000	0.750%, 6/30/2017	49,910
1,650,000	0.875%, 7/15/2017	1,652,449
2,000,000	0.750%, 2/28/2018	1,974,688
1,000,000	2.375%, 6/30/2018	1,039,922
500,000	1.250%, 10/31/2018	497,695
5,500,000	1.750%, 9/30/2019	5,536,526
1,000,000	1.125%, 4/30/2020	966,094
1,700,000	1.875%, 6/30/2020	1,706,375
9,000,000	2.000%, 7/31/2020	9,092,808
1,000,000	2.250%, 7/31/2021	1,014,609
1,500,000	2.125%, 9/30/2021	1,508,438
2,830,000	1.625%, 8/15/2022	2,727,192
3,800,000	1.750%, 5/15/2023	3,657,500
2,500,000	2.500%, 8/15/2023	2,551,367
1,750,000	3.625%, 2/15/2044	1,942,091
	U.S. Treasury Notes, TIPS
919,573	0.125%, 1/15/2022	906,713
3,859,260	0.125%, 1/15/2023	3,777,552

	Total	78,821,270

Utilities (1.0%)
	John Sevier Combined Cycle Generation, LLC
966,973	4.626%, 1/15/2042	1,065,667

	Total	1,065,667

	Total Long-Term Fixed Income (cost $100,148,113)	101,426,134

Shares or Principal Amount	Short-Term Investments (7.1%)[d]	Value
	Thrivent Cash Management Trust
7,267,598	0.050%	7,267,598

	Total Short-Term Investments (at amortized cost)	7,267,598

	Total Investments (cost $107,415,711) 105.8%	$108,693,732

	Other Assets and Liabilities, Net (5.8%)	(5,920,109)

	Total Net Assets 100.0%	$102,773,623

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2014, the value of these investments was $4,100,711 or 4.0% of total net assets.

b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2014.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

TIPS - Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes. were as follows:

Gross unrealized appreciation	$2,056,669
Gross unrealized depreciation	(778,648)

Net unrealized appreciation (depreciation)	$1,278,021

Cost for federal income tax purposes	$107,415,711

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND FUND

Schedule of Investments as of October 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2014, in valuing Government Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Asset-Backed Securities	1,836,106	–	1,836,106	–
Collateralized Mortgage Obligations	489,034	–	489,034	–
Commercial Mortgage-Backed Securities	1,412,597	–	1,412,597	–
Energy	498,557	–	498,557	–
Financials	4,429,281	–	4,429,281	–
Foreign Government	6,037,650	–	6,037,650	–
Mortgage-Backed Securities	6,297,108	–	6,297,108	–
Technology	538,864	–	538,864	–
U.S. Government and Agencies	78,821,270	–	78,821,270	–
Utilities	1,065,667	–	1,065,667	–
Short-Term Investments	7,267,598	7,267,598	–	–

Total	$108,693,732	$7,267,598	$101,426,134	$–

There were no significant transfers between Levels during the period ended October 31, 2014. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2014, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	4,760
Options Purchased	Net realized gains/(losses) on Investments	(40,841)
Total Equity Contracts		(36,081)
Total		($36,081)

The following table presents Government Bond Fund’s average volume of derivative activity during the period ended October 31, 2014.

Derivative Risk Category	Options (Contracts)
Equity Contracts	11

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Government Bond Fund, is as follows:

Fund	Value October 31, 2013	Gross Purchases	Gross Sales	Shares Held at October 31, 2014	Value October 31, 2014	Income Earned November 1, 2013 - October 31, 2014
Cash Management Trust-Collateral Investment	$6,897,500	$38,725,465	$45,622,965	–	$–	$11,988
Cash Management Trust-Short Term Investment	5,744,452	36,896,440	35,373,294	7,267,598	7,267,598	4,111
Total Value and Income Earned	12,641,952				7,267,598	16,099

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Bank Loans (4.9%)[a]	Value
Basic Materials (0.2%)
	Fortescue Metals Group, Ltd., Term Loan
$869,006	3.750%, 6/30/2019	$846,985
	Ineos Group Holdings, Ltd., Term Loan
922,421	3.750%, 5/4/2018	909,738

	Total	1,756,723

Capital Goods (0.3%)
	ADS Waste Holdings, Inc., Term Loan
919,749	3.750%, 10/9/2019	899,284
	Berry Plastics Group, Inc., Term Loan
699,350	3.500%, 2/8/2020	684,055
	Rexnord, LLC, Term Loan
554,400	4.000%, 8/21/2020	546,222
	Silver II Borrower, Term Loan
530,578	4.000%, 12/13/2019	520,853

	Total	2,650,414

Communications Services (1.8%)
	Cincinnati Bell, Inc., Term Loan
277,200	4.000%, 9/10/2020	272,579
	Clear Channel Communications, Inc., Term Loan
4,473	3.804%, 1/29/2016	4,432
755,234	6.904%, 1/30/2019	711,929
170,532	7.654%, 7/30/2019	163,764
	Fairpoint Communications, Term Loan
222,179	7.500%, 2/14/2019	223,708
	Grande Communications Networks, LLC, Term Loan
701,130	4.500%, 5/29/2020	693,684
	Hargray Communications Group, Inc., Term Loan
923,312	5.250%, 6/26/2019	921,392
	Integra Telecom Holdings, Inc., Term Loan
896,844	5.250%, 2/22/2019	893,032
	Intelsat Jackson Holdings SA, Term Loan
826,076	3.750%, 6/30/2019	818,848
	Level 3 Communications, Inc., Term Loan
225,000	4.000%, 8/1/2019	223,499
340,000	4.000%, 1/15/2020	338,300
	LTS Buyer, LLC, Term Loan
553,000	4.000%, 4/13/2020	546,087
	McGraw-Hill Global Education, LLC, Term Loan
637,239	5.750%, 3/22/2019	637,838
	NEP/NCP Holdco, Inc., Term Loan
699,390	4.250%, 1/22/2020	681,905
	NTelos, Inc., Term Loan
552,947	5.750%, 11/9/2019	552,024
	Puerto Rico Cable Acquisition Company, Inc., Term Loan
1,213,447	5.500%, 7/31/2018	1,204,346
	TNS, Inc., Term Loan
857,044	5.000%, 2/14/2020	847,942
	Univision Communications, Inc., Term Loan
896,895	4.000%, 3/1/2020	887,182
	Virgin Media Investment Holdings, Ltd., Term Loan
910,000	3.500%, 6/7/2020	896,605
	WideOpenWest Finance, LLC, Term Loan
896,844	4.750%, 4/1/2019	895,301
	WMG Acquisition Corporation, Term Loan
702,900	3.750%, 7/1/2020	679,943
	Yankee Cable Acquisition, LLC, Term Loan
868,628	4.500%, 3/1/2020	863,634
	Zayo Group, LLC, Term Loan
894,997	4.000%, 7/2/2019	886,468

	Total	14,844,442

Consumer Cyclical (0.9%)
	Bally Technologies, Inc., Term Loan
216,276	4.250%, 11/25/2020	215,331
	Booz Allen Hamilton, Inc., Term Loan
281,137	3.750%, 7/31/2019	279,644
	Burlington Coat Factory Warehouse Corporation, Term Loan
533,970	4.250%, 8/13/2021	530,232
	Ceridian Corporation, Term Loan
544,862	4.121%, 5/9/2017	544,045
544,862	4.500%, 5/9/2017	539,926
	Chrysler Group, LLC, Term Loan
699,160	3.500%, 5/24/2017	695,084
	J.C. Penney Corporation, Inc., Term Loan
923,312	6.000%, 5/22/2018	911,005
	MGM Resorts International, Term Loan
777,557	3.500%, 12/20/2019	767,838
	ROC Finance, LLC, Term Loan
702,900	5.000%, 6/20/2019	671,930
	Scientific Games International, Inc., Term Loan
927,988	4.250%, 10/18/2020	907,395
	Seminole Hard Rock Entertainment, Inc., Term Loan
350,562	3.500%, 5/14/2020	342,237
	Seminole Indian Tribe of Florida, Term Loan
635,450	3.000%, 4/29/2020	632,673
	Toys “R” Us, Inc., Term Loan
136,056	5.250%, 5/25/2018	108,674

	Total	7,146,014

Consumer Non-Cyclical (0.6%)
	Albertsons, Inc., Term Loan
936,138	4.750%, 3/21/2019	933,797
	Biomet, Inc., Term Loan
1,045,842	3.652%, 7/25/2017	1,042,517
	Del Monte Corporation, Term Loan
110,968	3.500%, 3/9/2020	106,600
	JBS USA, LLC, Term Loan
492,252	3.750%, 5/25/2018	484,868

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Bank Loans (4.9%)[a]	Value
Consumer Non-Cyclical (0.6%) - continued
	Roundy’s Supermarkets, Inc., Term Loan
$432,072	5.750%, 3/3/2021	$383,464
	Supervalu, Inc., Term Loan
1,392,930	4.500%, 3/21/2019	1,374,028
	Visant Corporation, Term Loan
389,181	7.000%, 9/23/2021	383,343

	Total	4,708,617

Energy (0.2%)
	Arch Coal, Inc., Term Loan
552,943	6.250%, 5/16/2018	487,380
	Offshore Group Investment, Ltd., Term Loan
349,675	5.750%, 3/28/2019	316,456
	Pacific Drilling SA, Term Loan
898,625	4.500%, 6/3/2018	859,032

	Total	1,662,868

Financials (0.2%)
	Harland Clarke Holdings Corporation, Term Loan
905,781	7.000%, 5/22/2018	914,087
	WaveDivision Holdings, LLC, Term Loan
697,575	4.000%, 10/15/2019	690,306

	Total	1,604,393

Technology (0.4%)
	BMC Software, Inc., Term Loan
1,077,500	5.000%, 9/10/2020	1,065,044
	First Data Corporation, Term Loan
935,000	3.653%, 3/23/2018	925,650
	Freescale Semiconductor, Inc., Term Loan
896,895	4.250%, 2/28/2020	883,764
	SunGard Data Systems, Inc., Term Loan
305,092	4.000%, 3/8/2020	303,695

	Total	3,178,153

Transportation (0.1%)
	American Airlines, Inc., Term Loan
1,036,875	3.750%, 6/27/2019	1,022,618

	Total	1,022,618

Utilities (0.2%)
	Calpine Corporation, Term Loan
697,354	4.000%, 4/1/2018	694,083
158,800	4.000%, 10/31/2020	157,212
	Intergen NV, Term Loan
898,625	5.500%, 6/15/2020	896,378

	Total	1,747,673

	Total Bank Loans (cost $40,910,856)	40,321,915

Principal Amount	Long-Term Fixed Income (90.4%)	Value
Asset-Backed Securities (13.7%)
	American Homes 4 Rent
$2,683,933	1.250%, 6/17/2031[d,e]	$2,662,365
	BA Credit Card Trust
3,850,000	0.533%, 6/15/2021[e]	3,846,882
	Bayview Opportunity Master Fund Trust IIB, LP
1,871,832	3.228%, 7/28/2034*	1,876,970
	Capital One Multi-Asset Execution Trust
2,250,000	1.260%, 1/15/2020	2,257,562
	Chase Issuance Trust
5,200,000	1.150%, 1/15/2019	5,214,934
	Chesapeake Funding, LLC
1,221,500	0.603%, 5/7/2024[d,e]	1,223,375
1,761,424	0.603%, 1/7/2025[d,e]	1,759,215
	Citibank Credit Card Issuance Trust
4,275,000	1.020%, 2/22/2019	4,269,199
	Countrywide Home Loans, Inc.
296,615	6.085%, 6/25/2021[f]	295,034
	Credit Based Asset Servicing and Securitization, LLC
732,374	3.766%, 12/25/2036	505,120
	Edlinc Student Loan Funding Trust
2,009,865	3.160%, 10/1/2025*,e	2,034,989
	Education Loan Asset-Backed Trust I
627,391	0.602%, 6/25/2022[d,e]	627,262
	Enterprise Fleet Financing, LLC
705,198	0.720%, 4/20/2018[d]	705,557
	First Franklin Mortgage Loan Asset-Backed Certificates
86,028	5.500%, 3/25/2036	1
	Ford Credit Auto Owner Trust
2,875,000	2.260%, 11/15/2025[d]	2,890,105
	FRS, LLC
2,799,808	1.800%, 4/15/2043*	2,789,776
	GMAC Mortgage Corporation Loan Trust
464,063	0.332%, 8/25/2035[e],[f]	406,976
554,822	5.750%, 10/25/2036[f]	527,644
966,981	0.332%, 12/25/2036[e],[f]	840,176
	GoldenCredit Card Trust
4,800,000	0.403%, 2/15/2018[d,e]	4,798,114
1,500,000	0.583%, 9/15/2018[d,e]	1,503,693
	GoldenTree Loan Opportunities IX, Ltd.
3,000,000	1.829%, 10/29/2026*,c,e	2,982,528
	Great America Leasing Receivables
2,000,000	0.780%, 6/15/2016[d]	2,002,240
	J.P. Morgan Mortgage Trust
884,382	2.693%, 2/25/2036	795,896
	Master Credit Card Trust
7,000,000	0.780%, 4/21/2017[d]	7,005,677
	Mortgage Equity Conversion Asset Trust
1,987,350	0.600%, 1/25/2042*,e	1,689,248
2,019,957	0.580%, 2/25/2042*,e	1,615,965
	Motor plc
3,477,633	0.632%, 8/25/2021[d,e]	3,481,551
	Nationstar Agency Advance Funding Trust
2,800,000	0.997%, 2/15/2045[d]	2,797,956

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (90.4%)	Value
Asset-Backed Securities (13.7%) - continued
	Northstar Education Finance, Inc.
$3,019,966	0.852%, 12/26/2031[d,e]	$3,033,040
	OZLM VIII, Ltd.
3,050,000	1.715%, 10/17/2026*,e	3,017,338
	Penarth Master Issuer plc
4,500,000	0.547%, 11/18/2017[d,e]	4,501,417
	Renaissance Home Equity Loan Trust
1,514,685	5.608%, 5/25/2036[g]	1,056,956
730,517	5.285%, 1/25/2037[g]	420,445
	Selene Non-Performing Loans, LLC
1,983,954	2.981%, 5/25/2054*	1,966,152
	SLM Student Loan Trust
1,000,680	0.304%, 4/27/2020[e]	1,000,274
888,351	1.253%, 12/15/2021[d,e]	891,406
1,425,965	0.304%, 4/25/2022[e]	1,424,576
1,454,007	0.753%, 8/15/2022[d,e]	1,455,605
2,094,157	0.903%, 10/16/2023[d,e]	2,100,213
1,415,999	0.552%, 3/25/2025[e]	1,415,976
3,922,833	0.672%, 3/25/2026[e]	3,947,605
1,800,000	1.203%, 5/17/2027[d,e]	1,811,086
	U.S. Residential Opportunity Fund Trust
1,299,781	3.466%, 3/25/2034*	1,301,149
	Vericrest Opportunity Loan Transferee
756,797	3.625%, 3/25/2054*	759,563
3,766,010	3.125%, 4/27/2054[d]	3,766,165
2,167,164	3.250%, 11/25/2053[d]	2,170,265
783,856	3.625%, 11/25/2053*	785,093
1,880,906	3.625%, 11/25/2053[d]	1,891,970
	Wachovia Asset Securitization, Inc.
608,979	0.292%, 7/25/2037*,e,[f]	535,321
	World Financial Network Credit Card Master Trust
1,800,000	0.533%, 12/15/2019[e]	1,801,179
4,000,000	0.910%, 3/16/2020	4,004,408
	World Omni Auto Receivables Trust
1,250,000	1.330%, 1/15/2018	1,259,254
	World Omni Master Owner Trust
3,600,000	0.503%, 2/15/2018[d,e]	3,603,301

	Total	113,325,767

Basic Materials (0.8%)
	Dow Chemical Company
1,500,000	2.500%, 2/15/2016	1,531,276
	Freeport-McMoRan Copper & Gold, Inc.
1,000,000	2.375%, 3/15/2018	1,005,349
	Goldcorp, Inc.
1,000,000	3.625%, 6/9/2021	1,001,440
	Kinross Gold Corporation
900,000	5.950%, 3/15/2024[d]	860,754
	Mosaic Company
500,000	4.250%, 11/15/2023	524,466
	Xstrata Finance Canada, Ltd.
1,950,000	2.700%, 10/25/2017[d]	1,985,601

	Total	6,908,886

Capital Goods (0.4%)
	Precision Castparts Corporation
1,600,000	1.250%, 1/15/2018	1,587,096
	Roper Industries, Inc.
1,600,000	1.850%, 11/15/2017	1,611,485
	Textron, Inc.
350,000	3.875%, 3/1/2025[c]	350,599

	Total	3,549,180

Collateralized Mortgage Obligations (8.6%)
	Alm Loan Funding CLO
3,050,000	1.664%, 10/17/2026*,e	3,015,664
	American Home Mortgage Assets Trust
1,271,560	1.035%, 11/25/2046[e]	691,129
	Apidos CLO XVIII
3,000,000	1.646%, 7/22/2026*,e	2,964,489
	Babson CLO, Ltd.
3,050,000	1.656%, 10/17/2026*,e	3,009,457
	BCAP, LLC Trust
1,443,362	0.332%, 3/25/2037[e]	1,165,014
	Bear Stearns Adjustable Rate Mortgage Trust
567,225	2.430%, 10/25/2035[e]	558,318
	Birchwood Park CLO, Ltd.
3,050,000	1.674%, 7/15/2026*,e	3,016,895
	BlueMountain CLO, Ltd.
3,050,000	1.480%, 10/15/2026*,e	3,022,355
	Carlyle Global Market Strategies CLO, Ltd.
3,000,000	1.531%, 7/20/2023*,e	2,973,160
3,000,000	1.733%, 10/15/2026*,e	2,976,391
	Cent CLO 16, LP
3,050,000	1.710%, 8/1/2024*,e	3,021,918
	Cent CLO 22, Ltd.
3,000,000	1.713%, 11/7/2026*,e	2,987,859
	Countrywide Alternative Loan Trust
464,183	5.500%, 11/25/2035	465,893
378,027	5.500%, 2/25/2036	351,281
538,797	6.000%, 1/25/2037	488,936
	Countrywide Home Loans, Inc.
771,932	2.466%, 3/20/2036	642,306
746,170	2.362%, 9/20/2036	621,711
	Deutsche Alt-A Securities Mortgage Loan Trust
1,385,447	0.885%, 4/25/2047[e]	1,217,938
	Dryden 34 Senior Loan Fund CLO
3,050,000	1.717%, 10/15/2026*,e	3,015,712
	GSR Mortgage Loan Trust
1,372,444	0.342%, 8/25/2046[e]	1,317,362
	HarborView Mortgage Loan Trust
1,319,257	2.101%, 6/19/2034	1,302,942
	HomeBanc Mortgage Trust
819,603	2.290%, 4/25/2037	605,503
	Impac CMB Trust
1,618,938	0.672%, 4/25/2035[e]	1,478,668
594,277	0.792%, 8/25/2035[e]	528,033
	J.P. Morgan Alternative Loan Trust
1,172,451	2.779%, 3/25/2036	919,482
	J.P. Morgan Mortgage Trust
493,469	2.535%, 10/25/2036	438,708
	Madison Park Funding XIV CLO, Ltd.
3,350,000	1.681%, 7/20/2026*,e	3,316,729

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (90.4%)	Value
Collateralized Mortgage Obligations (8.6%) - continued
	Master Asset Securitization Trust
$909,453	0.652%, 6/25/2036[e]	$549,323
	NCUA Guaranteed Notes
2,955,341	0.603%, 10/7/2020[e]	2,973,327
	Neuberger Berman CLO, Ltd.
2,400,000	1.701%, 8/4/2025*,e	2,378,455
	Octagon Investment Partners XX CLO, Ltd.
3,050,000	1.675%, 8/12/2026*,e	3,015,301
	Residential Accredit Loans, Inc.
712,329	3.536%, 9/25/2035	594,815
	Sequoia Mortgage Trust
2,075,089	1.069%, 9/20/2034[e]	2,007,107
	Symphony CLO, Ltd.
3,050,000	1.335%, 1/9/2023*,e	3,030,017
	Voya CLO 2014-3, Ltd.
3,050,000	1.649%, 7/25/2026*,e	3,015,080
	Wachovia Mortgage Loan Trust, LLC
594,591	2.800%, 5/20/2036	517,141
	WaMu Mortgage Pass Through Certificates
452,864	0.442%, 10/25/2045[e]	433,034
1,186,524	0.995%, 10/25/2046[e]	964,956
1,487,128	0.935%, 12/25/2046[e]	1,220,405
1,380,377	0.855%, 1/25/2047[e]	1,123,842
	Washington Mutual Alternative Mortgage Pass Through Certificates
914,293	1.035%, 9/25/2046[e]	605,171
1,496,113	0.865%, 2/25/2047[e]	1,047,374
	Wells Fargo Mortgage Backed Securities Trust
803,508	2.592%, 3/25/2036	779,596
932,037	2.615%, 3/25/2036	928,029

	Total	71,296,826

Commercial Mortgage-Backed Securities (5.9%)
	Bear Stearns Commercial Mortgage Securities, Inc.
142,238	5.655%, 6/11/2040	141,999
1,480,528	5.331%, 2/11/2044	1,591,354
	Citigroup Commercial Mortgage Trust
750,000	5.710%, 12/10/2049	822,609
	Citigroup/Deutsche Bank Commercial Mortgage
1,595,000	5.322%, 12/11/2049	1,704,868
	Commercial Mortgage Pass-Through Certificates
4,000,000	1.203%, 6/8/2030[d,e]	3,996,220
981,042	5.306%, 12/10/2046	1,047,892
	Credit Suisse First Boston Mortgage Securities Corporation
1,067,077	4.691%, 4/15/2037	1,068,315
	Credit Suisse Mortgage Capital Certificates
1,510,378	5.467%, 9/15/2039	1,603,183
	Federal Home Loan Mortgage Corporation Multi Family Structured Pass Thru Certificates
3,515,346	0.727%, 12/25/2016	3,509,430
	Federal National Mortgage Association
3,066,125	0.953%, 11/25/2015	3,073,425
2,350,000	1.272%, 1/25/2017	2,367,637
	Government National Mortgage Association
364,489	2.870%, 3/16/2051	367,644
1,188,116	1.864%, 8/16/2031	1,191,920
1,248,203	2.164%, 3/16/2033	1,253,245
282,962	3.214%, 1/16/2040	284,662
	Greenwich Capital Commercial Funding Corporation
4,500,000	5.224%, 4/10/2037	4,597,902
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,496,042	0.853%, 4/15/2028[d,e]	1,494,628
3,600,000	1.104%, 12/15/2028[d,e]	3,595,540
3,500,000	5.429%, 12/12/2043	3,716,650
	LSTAR Commercial Mortgage Trust
2,160,545	1.519%, 1/20/2041[d]	2,159,696
	Morgan Stanley Capital I
2,179,098	3.224%, 7/15/2049	2,258,971
	Morgan Stanley Capital, Inc.
1,470,361	5.592%, 4/12/2049	1,486,983
	NCUA Guaranteed Notes
1,926,152	1.600%, 10/29/2020	1,934,502
	SCG Trust 2013-SRP1
2,575,000	1.553%, 11/15/2026[d,e]	2,577,673
	Wachovia Bank Commercial Mortgage Trust
1,170,603	5.765%, 7/15/2045	1,233,295

	Total	49,080,243

Communications Services (2.9%)
	America Movil SAB de CV
2,400,000	1.235%, 9/12/2016[e]	2,423,398
	American Tower Corporation
1,800,000	3.450%, 9/15/2021	1,760,821
	AT&T, Inc.
1,625,000	1.400%, 12/1/2017	1,619,967
	British Telecommunications plc
1,500,000	1.625%, 6/28/2016	1,515,882
578,000	2.350%, 2/14/2019	580,132
	CBS Corporation
1,440,000	2.300%, 8/15/2019	1,421,093
	Crown Castle Towers, LLC
1,500,000	3.214%, 8/15/2015*	1,529,575
850,000	4.174%, 8/15/2017[d]	891,982
	DIRECTV Holdings, LLC
1,500,000	1.750%, 1/15/2018	1,493,073
	Moody’s Corporation
1,250,000	2.750%, 7/15/2019	1,269,369
	NBC Universal Enterprise, Inc.
1,750,000	1.662%, 4/15/2018[d]	1,748,793
	SES Global Americas Holdings GP
1,125,000	2.500%, 3/25/2019[d]	1,122,264
	Verizon Communications, Inc.
1,350,000	1.764%, 9/15/2016[e]	1,380,479
1,000,000	0.632%, 6/9/2017[e]	1,000,255
2,080,000	1.005%, 6/17/2019[e]	2,095,047
1,425,000	3.000%, 11/1/2021	1,414,077

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (90.4%)	Value
Communications Services (2.9%) - continued
	Viacom, Inc.
$1,000,000	2.500%, 9/1/2018	$1,015,392

	Total	24,281,599

Consumer Cyclical (1.1%)
	CVS Health Corporation
870,000	2.250%, 8/12/2019	866,137
	Ford Motor Credit Company, LLC
1,250,000	4.207%, 4/15/2016	1,304,480
1,300,000	3.984%, 6/15/2016	1,357,879
500,000	3.000%, 6/12/2017	515,527
	Home Depot, Inc.
1,600,000	2.250%, 9/10/2018	1,626,750
	Hyundai Capital America
2,250,000	1.875%, 8/9/2016[d]	2,278,858
	Yale University
1,250,000	2.086%, 4/15/2019	1,261,533

	Total	9,211,164

Consumer Non-Cyclical (2.8%)
	Allergan, Inc.
660,000	1.350%, 3/15/2018	635,688
	Altria Group, Inc.
500,000	2.850%, 8/9/2022	484,526
	Bayer U.S. Finance, LLC
1,000,000	2.375%, 10/8/2019[d]	1,001,676
	Celgene Corporation
1,500,000	1.900%, 8/15/2017	1,513,657
	ConAgra Foods, Inc.
1,400,000	1.900%, 1/25/2018	1,393,095
	Edwards Lifesciences Corporation
1,100,000	2.875%, 10/15/2018	1,121,267
	Forest Laboratories, Inc.
2,250,000	4.375%, 2/1/2019[d]	2,356,783
	Gilead Sciences, Inc.
1,500,000	2.050%, 4/1/2019	1,496,936
	Howard Hughes Medical Institute
1,500,000	3.500%, 9/1/2023	1,558,904
	Japan Tobacco, Inc.
2,500,000	2.100%, 7/23/2018[d]	2,533,028
	Mondelez International, Inc.
1,484,000	0.760%, 2/1/2019[e]	1,485,856
1,675,000	2.250%, 2/1/2019	1,671,704
	SABMiller Holdings, Inc.
2,000,000	2.450%, 1/15/2017[d]	2,044,184
	Thermo Fisher Scientific, Inc.
1,400,000	1.300%, 2/1/2017	1,398,348
	Unilever Capital Corporation
2,000,000	2.200%, 3/6/2019	2,030,808

	Total	22,726,460

Energy (2.4%)
	Cameron International Corporation
1,275,000	1.400%, 6/15/2017	1,274,883
	Chevron Corporation
3,000,000	1.718%, 6/24/2018	3,027,885
	CNOOC Nexen Finance 2014 ULC
1,750,000	1.625%, 4/30/2017	1,750,490
	CNPC General Capital, Ltd.
1,000,000	2.750%, 5/14/2019[d]	998,529
	DCP Midstream Operating, LP
1,350,000	2.700%, 4/1/2019	1,353,409
	Enable Midstream Partners, LP
1,250,000	2.400%, 5/15/2019[d]	1,233,662
	Enbridge, Inc.
1,375,000	0.684%, 6/2/2017[e]	1,375,348
	EQT Midstream Partners, LP
1,000,000	4.000%, 8/1/2024	995,169
	International Petroleum Investment Company, Ltd.
1,000,000	3.125%, 11/15/2015[d]	1,019,380
	Petrobras Global Finance BV
1,780,000	3.115%, 3/17/2020[e]	1,796,020
	Petroleos Mexicanos
1,500,000	2.251%, 7/18/2018[e]	1,552,500
750,000	3.500%, 7/18/2018	776,250
1,700,000	2.378%, 4/15/2025	1,695,094
	Weatherford International, Ltd.
1,000,000	6.000%, 3/15/2018	1,126,597

	Total	19,975,216

Financials (19.4%)
	Achmea Hypotheekbank NV
443,000	3.200%, 11/3/2014[d]	443,000
	American Express Credit Corporation
2,080,000	0.784%, 3/18/2019[e]	2,085,358
	American International Group, Inc.
1,150,000	2.300%, 7/16/2019	1,156,185
	American Tower Trust I
1,000,000	1.551%, 3/15/2018*	992,944
	Australia and New Zealand Banking Group, Ltd.
3,500,000	2.400%, 11/23/2016[d]	3,602,403
	Aviation Capital Group Corporation
1,100,000	3.875%, 9/27/2016[d]	1,129,995
	Bank of America Corporation
1,450,000	1.700%, 8/25/2017	1,450,248
1,000,000	1.303%, 3/22/2018[e]	1,014,371
1,775,000	1.105%, 4/1/2019[e]	1,784,166
	Bank Of America National Association
1,000,000	5.300%, 3/15/2017	1,084,321
	Bank of New York Mellon Corporation
1,600,000	1.085%, 11/24/2014[e]	1,600,893
500,000	4.500%, 12/31/2049[h]	473,125
	Bank of Nova Scotia
2,000,000	2.150%, 8/3/2016[d]	2,047,538
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
1,135,000	2.850%, 9/8/2021[d]	1,122,638
	BBVA Banco Continental SA
2,000,000	2.250%, 7/29/2016[d]	2,005,000
	Bear Stearns Companies, LLC
1,500,000	6.400%, 10/2/2017	1,696,297
	BNZ International Funding, Ltd.
2,500,000	2.350%, 3/4/2019[d]	2,503,180
	Caisse Centrale Desjardins du Quebec
2,000,000	2.550%, 3/24/2016[d]	2,050,488

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (90.4%)	Value
Financials (19.4%) - continued
	Caixa Economica Federal
$1,250,000	4.250%, 5/13/2019[d,i]	$1,260,625
	Citigroup, Inc.
1,475,000	1.003%, 4/8/2019[e]	1,480,745
	CNA Financial Corporation
2,000,000	6.500%, 8/15/2016	2,186,584
	CoBank ACB
1,560,000	0.834%, 6/15/2022*,e	1,476,253
	Commonwealth Bank of Australia
3,500,000	0.750%, 1/15/2016[d]	3,503,934
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
655,000	4.625%, 12/1/2023	688,423
	Credit Agricole SA
1,350,000	1.031%, 4/15/2019[d,e]	1,357,761
	Credit Suisse AG Guernsey
1,000,000	2.600%, 5/27/2016[d]	1,030,074
	Credit Suisse Group AG
1,500,000	6.500%, 8/8/2023[d]	1,653,750
810,000	7.500%, 12/11/2049[d,h]	860,868
	DnB Boligkreditt AS
3,500,000	1.450%, 3/21/2018[d]	3,488,499
	Fifth Third Bancorp
1,145,000	2.875%, 10/1/2021	1,136,848
	General Electric Capital Corporation
3,500,000	1.234%, 3/15/2023[e]	3,536,334
	Goldman Sachs Group, Inc.
2,750,000	2.375%, 1/22/2018	2,775,660
1,525,000	1.334%, 11/15/2018[e]	1,540,613
1,550,000	5.700%, 12/29/2049[h,i]	1,584,875
	GTP Acquisition Partners I, LLC
1,500,000	4.347%, 6/15/2016*	1,532,949
	HSBC USA, Inc.
1,530,000	0.533%, 6/23/2017[e]	1,530,916
	ING Bank NV
3,500,000	2.500%, 1/14/2016[d]	3,577,175
500,000	2.625%, 12/5/2022[d]	497,081
	ING Capital Funding Trust III
715,000	3.833%, 12/29/2049[e,h]	713,212
	International Lease Finance Corporation
700,000	8.625%, 9/15/2015	735,000
	Intesa Sanpaolo SPA
1,500,000	5.017%, 6/26/2024[d]	1,465,971
	J.P. Morgan Chase & Company
3,100,000	1.134%, 1/25/2018[e]	3,139,919
1,250,000	3.875%, 9/10/2024	1,241,866
1,075,000	7.900%, 4/29/2049[h]	1,165,031
375,000	6.000%, 12/29/2049[h]	371,719
	J.P. Morgan Chase Bank NA
1,000,000	5.875%, 6/13/2016	1,077,187
	Kilroy Realty, LP
700,000	3.800%, 1/15/2023	705,739
	Landwirtschaftliche Rentenbank
3,500,000	0.434%, 3/15/2016[d,e]	3,507,427
	Lloyds Banking Group plc
700,000	4.500%, 11/4/2024[c]	700,562
	Lloyds TSB Bank plc
300,000	6.500%, 9/14/2020[d]	346,962
	Macquarie Bank, Ltd.
1,750,000	5.000%, 2/22/2017[d]	1,885,562
	MassMutual Global Funding II
2,500,000	2.000%, 4/5/2017[d]	2,547,882
	Metropolitan Life Global Funding I
2,250,000	3.650%, 6/14/2018[d]	2,394,065
	Mizuho Financial Group Cayman 3, Ltd.
675,000	4.600%, 3/27/2024[d]	702,677
	Morgan Stanley
825,000	4.100%, 5/22/2023	832,700
1,425,000	5.000%, 11/24/2025	1,514,580
900,000	4.350%, 9/8/2026	902,444
1,000,000	5.450%, 12/29/2049[h]	1,004,688
	Morgan Stanley Mortgage Loan Trust
2,000,000	5.750%, 10/18/2016	2,170,224
	MUFG Union Bank NA
1,550,000	1.500%, 9/26/2016	1,560,645
	National Australia Bank, Ltd.
2,750,000	2.000%, 6/20/2017[d]	2,806,422
	National Bank of Canada
1,750,000	2.200%, 10/19/2016[d]	1,790,936
	NCUA Guaranteed Notes
1,931,805	0.503%, 12/7/2020[e]	1,935,419
	Network Rail Infrastructure Finance plc
4,000,000	0.875%, 5/15/2018[d]	3,936,344
	Nordea Bank AB
2,000,000	3.125%, 3/20/2017[d]	2,084,824
	North American Development Bank
1,750,000	2.300%, 10/10/2018	1,777,174
	Prudential Financial, Inc.
1,150,000	2.350%, 8/15/2019	1,149,537
	RBS Capital Trust III
910,000	2.073%, 9/29/2049[e,h]	891,800
	Realty Income Corporation
1,000,000	2.000%, 1/31/2018	1,004,514
	Reliance Standard Life Global Funding II
1,400,000	2.500%, 4/24/2019[d]	1,408,938
	Royal Bank of Canada
3,000,000	1.200%, 9/19/2017	2,987,904
	Royal Bank of Scotland Group plc
1,765,000	1.173%, 3/31/2017[e]	1,770,849
700,000	6.125%, 12/15/2022	757,762
1,350,000	5.125%, 5/28/2024	1,367,788
	Santander UK plc
500,000	5.000%, 11/7/2023[d]	529,985
	Skandinaviska Enskilda Banken AB
1,700,000	1.750%, 3/19/2018[d]	1,696,904
2,500,000	1.375%, 5/29/2018[d]	2,478,970
	SLM Corporation
500,000	4.625%, 9/25/2017	508,750
	SpareBank 1 Boligkreditt AS
2,500,000	1.250%, 5/2/2018[d]	2,468,240
	Stadshypotek AB
2,000,000	1.875%, 10/2/2019[d]	1,975,704
	Standard Chartered plc
1,000,000	3.950%, 1/11/2023[d]	981,268
	Sumitomo Mitsui Financial Group, Inc.
1,450,000	4.436%, 4/2/2024[d]	1,509,521

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (90.4%)	Value
Financials (19.4%) - continued
	Suncorp-Metway, Ltd.
$2,065,000	0.934%, 3/28/2017[d,e]	$2,072,341
	Svensk Exportkredit AB
2,500,000	0.531%, 1/23/2017[e]	2,515,838
	Svenska Handelsbanken AB
2,250,000	0.683%, 3/21/2016[e]	2,259,410
500,000	0.725%, 6/17/2019[e]	502,501
	Swedbank AB
1,750,000	1.750%, 3/12/2018[d]	1,748,672
	Synchrony Financial
1,230,000	3.000%, 8/15/2019	1,243,514
	Toronto-Dominion Bank
1,500,000	0.792%, 11/5/2019[c,e]	1,498,532
	U.S. Bank National Association
3,000,000	3.778%, 4/29/2020	3,042,861
	UnitedHealth Group, Inc.
1,800,000	1.400%, 10/15/2017	1,809,680
	USAA Capital Corporation
2,075,000	2.125%, 6/3/2019[d]	2,074,207
	Voya Financial, Inc.
500,000	5.650%, 5/15/2053	500,000
1,500,000	2.900%, 2/15/2018	1,542,184
	Wells Fargo & Company
2,500,000	2.625%, 12/15/2016	2,582,767
925,000	3.450%, 2/13/2023	923,650
900,000	4.100%, 6/3/2026	912,848
	Westpac Banking Corporation
2,500,000	1.250%, 12/15/2017[d]	2,489,110

	Total	161,165,847

Foreign Government (5.4%)
	Bahama Government International Bond
225,000	5.750%, 1/16/2024[d]	238,500
	Canada Government International Bond
5,500,000	0.875%, 2/14/2017	5,515,625
	Eksportfinans ASA
1,500,000	2.375%, 5/25/2016	1,499,250
	European Investment Bank
4,000,000	1.750%, 3/15/2017	4,090,600
2,570,000	2.125%, 10/15/2021	2,565,503
	Export Development Canada
3,500,000	0.750%, 12/15/2017	3,457,552
	Hydro Quebec
2,000,000	2.000%, 6/30/2016	2,046,010
	Inter-American Development Bank
2,750,000	0.193%, 2/11/2016[e]	2,750,129
	Japan Bank for International Cooperation
3,000,000	1.750%, 7/31/2018	3,027,153
	Kommunalbanken AS
2,760,000	1.500%, 10/22/2019[d]	2,703,031
	Kommuninvest I Sverige AB
2,500,000	1.000%, 10/24/2017[d]	2,491,482
	Mexico Government International Bond
750,000	5.125%, 1/15/2020	838,125
275,000	3.500%, 1/21/2021	282,700
	Philippines Government International Bond
275,000	4.200%, 1/21/2024	296,656
	Poland Government International Bond
125,000	4.000%, 1/22/2024	131,352
	Province of British Columbia
3,500,000	2.100%, 5/18/2016	3,586,709
	Province of Manitoba
3,000,000	1.300%, 4/3/2017	3,027,633
	Province of Ontario
2,500,000	0.284%, 8/13/2015[e]	2,500,588
	Slovenia Government International Bond
700,000	4.125%, 2/18/2019[d]	736,750
	Sweden Government International Bond
3,150,000	0.375%, 3/29/2016[d]	3,151,134

	Total	44,936,482

Mortgage-Backed Securities (6.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
6,670,000	3.000%, 11/1/2029[c]	6,906,577
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
417,202	6.500%, 9/1/2037	477,263
7,170,000	4.000%, 11/1/2044[c]	7,606,362
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
2,970,934	2.250%, 6/25/2025	3,022,165
14,900,000	3.500%, 11/1/2029[c]	15,742,777
	Federal National Mortgage Association Conventional 20-Yr. Pass Through
738,500	6.000%, 8/1/2024	834,776
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
622,035	5.735%, 9/1/2037[e]	666,017
189,494	5.196%, 10/1/2037[e]	201,826
3,824,384	2.078%, 1/1/2043[e]	3,964,733
6,302,873	2.055%, 3/1/2043[e]	6,525,216
6,043,599	1.738%, 7/1/2043[e]	6,156,953

	Total	52,104,665

Technology (0.9%)
	Amphenol Corporation
1,122,000	2.550%, 1/30/2019	1,134,436
	Apple, Inc.
2,650,000	0.537%, 5/6/2019[e]	2,652,358
600,000	2.100%, 5/6/2019	603,382
	Micron Semiconductor Asia Pte, Ltd.
1,012,500	1.258%, 1/15/2019	1,010,371
	Oracle Corporation
325,000	1.200%, 10/15/2017	323,938

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Long-Term Fixed Income (90.4%)	Value
Technology (0.9%) - continued
	Xilinx, Inc.
$1,410,000	2.125%, 3/15/2019	$1,409,542

	Total	7,134,027

Transportation (1.3%)
	American Airlines Pass Through Trust
1,172,859	5.600%, 7/15/2020[d]	1,200,714
1,415,952	4.950%, 1/15/2023	1,515,069
	British Airways plc
1,478,792	4.625%, 6/20/2024[d]	1,556,429
	Continental Airlines, Inc.
1,852,344	4.150%, 4/11/2024	1,889,391
	CSX Corporation
400,000	3.700%, 11/1/2023	415,929
	Delta Air Lines, Inc.
672,594	4.750%, 5/7/2020	716,312
	TTX Company
650,000	4.125%, 10/1/2023*	679,329
	US Airways Pass Through Trust
1,000,000	3.950%, 11/15/2025	1,012,500
	Virgin Australia Holdings, Ltd.
1,320,145	5.000%, 10/23/2023[d]	1,364,766

	Total	10,350,439

U.S. Government and Agencies (16.8%)
	Federal Agricultural Mortgage Corporation
2,500,000	2.000%, 7/27/2016	2,563,265
	Federal Home Loan Bank
1,600,000	0.875%, 5/24/2017	1,598,781
	Federal Home Loan Mortgage Corporation
750,000	1.250%, 8/1/2019	734,201
3,050,000	1.250%, 10/2/2019	2,974,775
	Federal National Mortgage Association
2,500,000	1.000%, 9/27/2017	2,498,325
5,000,000	1.875%, 2/19/2019	5,065,040
	U.S. Treasury Bonds
690,000	3.000%, 5/15/2042	684,070
	U.S. Treasury Bonds, TIPS
17,764,775	0.125%, 4/15/2019	17,889,679
	U.S. Treasury Notes
1,250,000	0.250%, 12/31/2015	1,250,976
8,500,000	0.625%, 10/15/2016	8,519,261
10,775,000	0.625%, 12/15/2016	10,786,788
20,610,000	0.875%, 7/15/2017	20,640,585
19,400,000	0.875%, 1/31/2018	19,268,138
6,400,000	2.375%, 6/30/2018	6,655,501
4,000,000	1.250%, 10/31/2018	3,981,564
10,250,000	1.875%, 6/30/2020	10,288,438
7,100,000	3.625%, 2/15/2044	7,879,339
	U.S. Treasury Notes, TIPS
1,286,250	0.125%, 4/15/2018	1,302,127
2,446,583	1.125%, 1/15/2021	2,584,012
6,831,110	0.125%, 1/15/2022	6,735,584
5,152,550	0.125%, 1/15/2023	5,043,460

	Total	138,943,909

Utilities (1.7%)
	American Electric Power Company, Inc.
500,000	1.650%, 12/15/2017	501,155
	Dayton Power and Light Company
900,000	1.875%, 9/15/2016	910,057
	Electricite de France SA
1,000,000	5.250%, 12/29/2049[d,h]	1,037,500
	Enterprise Products Operating, LLC
1,350,000	7.034%, 1/15/2068	1,501,875
	Kansas City Power & Light Company
175,000	3.150%, 3/15/2023	176,734
	National Rural Utilities Cooperative Finance Corporation
850,000	4.750%, 4/30/2043	841,763
	NextEra Energy Capital Holdings, Inc.
2,075,000	2.400%, 9/15/2019	2,079,845
	Northeast Utilities
1,250,000	1.450%, 5/1/2018	1,231,364
	PG&E Corporation
1,500,000	2.400%, 3/1/2019	1,505,586
	Public Service Electric And Gas Company
2,070,000	1.800%, 6/1/2019	2,058,025
	Sempra Energy
1,750,000	2.300%, 4/1/2017	1,794,221

	Total	13,638,125

	Total Long-Term Fixed Income (cost $747,619,286)	748,628,835

Shares	Preferred Stock (0.8%)	Value
Financials (0.6%)
14,000	Allstate Corporation, 5.100%	344,120
54,000	Citigroup, Inc., 7.875%	1,437,480
26,000	Discover Financial Services, 6.500%[h]	667,420
7,350	Farm Credit Bank of Texas, 6.750%[d,h]	783,005
17,000	Goldman Sachs Group, Inc., 5.500%[h]	406,810
39,000	HSBC Holdings plc, 8.000%[h]	1,045,200

	Total	4,684,035

Utilities (0.2%)
16,250	Southern California Edison Company, 4.670%[h]	1,655,977

	Total	1,655,977

	Total Preferred Stock (cost $6,237,173)	6,340,012

Shares	Collateral Held for Securities Loaned (0.3%)	Value
2,897,695	Thrivent Cash Management Trust	2,897,695

	Total Collateral Held for Securities Loaned (cost $2,897,695)	2,897,695

Shares or Principal Amount	Short-Term Investments (8.9%)[i]	Value
	Federal Home Loan Bank Discount Notes
300,000	0.055%, 12/12/2014[k]	299,981
600,000	0.090%, 4/24/2015[k]	599,739

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2014

Shares or Principal Amount	Short-Term Investments (8.9%)[j]	Value
	Thrivent Cash Management Trust
71,677,565	0.050%	$71,677,565
	U.S. Treasury Bill
700,000	0.010%, 1/22/2015	699,984

	Total Short-Term Investments (at amortized cost)	73,277,269

	Total Investments (cost $870,942,279) 105.3%	$871,465,726

	Other Assets and Liabilities, Net (5.3%)	(43,968,290)

	Total Net Assets 100.0%	$827,497,436

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All ora portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2014, the value of these investments was $182,881,081 or 22.1% of total net assets.

e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2014.
f	All or a portion of the security is insured or guaranteed.
g	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of October 31, 2014.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	All or a portion of the security is on loan.
j	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
k	At October 31, 2014, $899,720 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Limited Maturity Bond Fund owned as of October 31, 2014.

Security	Acquisition Date	Cost
Alm Loan Funding CLO, 10/17/2026	7/31/2014	$3,048,475
American Tower Trust I, 3/15/2018	3/6/2013	1,000,000
Apidos CLO XVIII, 7/22/2026	6/25/2014	2,992,500
Babson CLO, Ltd., 10/17/2026	8/15/2014	3,048,475
Bayview Opportunity Master Fund Trust IIB, LP, 7/28/2034	6/27/2014	1,871,832
Birchwood Park CLO, Ltd., 7/15/2026	7/31/2014	3,050,000
BlueMountain CLO, Ltd., 10/15/2026	8/27/2014	3,046,920
Carlyle Global Market Strategies CLO, Ltd., 10/15/2026	9/19/2014	3,000,000
Carlyle Global Market Strategies CLO, Ltd., 7/20/2023	7/3/2014	3,000,000
Cent CLO 16, LP, 8/1/2024	9/5/2014	3,050,000
Cent CLO 22, Ltd., 11/7/2026	9/19/2014	3,000,000
CoBank ACB, 6/15/2022	10/18/2013	1,467,932
Crown Castle Towers, LLC, 8/15/2015	7/29/2010	1,500,000
Dryden 34 Senior Loan Fund CLO, 10/15/2026	7/21/2014	3,050,000
Edlinc Student Loan Funding Trust, 10/1/2025	11/29/2012	2,026,373
FRS, LLC, 4/15/2043	4/10/2013	2,799,458
GoldenTree Loan Opportunities IX, Ltd., 10/29/2026	10/3/2014	2,997,000
GTP Acquisition Partners I, LLC, 6/15/2016	6/29/2011	1,500,000
Madison Park Funding XIV CLO, Ltd., 7/20/2026	7/3/2014	3,345,980
Mortgage Equity Conversion Asset Trust, 2/25/2042	2/14/2007	2,019,957
Mortgage Equity Conversion Asset Trust, 1/25/2042	1/18/2007	1,987,350
Neuberger Berman CLO, Ltd., 8/4/2025	6/19/2014	2,400,000
Octagon Investment Partners XX CLO, Ltd., 8/12/2026	7/10/2014	3,050,000
OZLM VIII, Ltd., 10/17/2026	8/7/2014	3,032,615
Selene Non-Performing Loans, LLC, 5/25/2054	5/23/2014	1,983,954
Symphony CLO, Ltd., 1/9/2023	9/15/2014	3,050,000
TTX Company, 10/1/2023	9/19/2013	649,993
U.S. Residential Opportunity Fund Trust, 3/25/2034	3/14/2014	1,299,781
Vericrest Opportunity Loan Transferee, 3/25/2054	12/11/2013	753,520
Vericrest Opportunity Loan Transferee, 11/25/2053	12/18/2013	780,751
Voya CLO 2014-3, Ltd., 7/25/2026	7/10/2014	3,045,425
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	608,979

Definitions:

CLO	-	Collateralized Loan Obligation
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2014

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on Cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$8,832,911
Gross unrealized depreciation	(8,320,066)

Net unrealized appreciation (depreciation)	$512,845

Cost for federal income tax purposes	$870,952,881

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2014, invaluing Limited Maturity Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	1,756,723	–	1,756,723	–
Capital Goods	2,650,414	–	2,650,414	–
Communications Services	14,844,442	–	13,640,096	1,204,346
Consumer Cyclical	7,146,014	–	7,146,014	–
Consumer Non-Cyclical	4,708,617	–	4,223,749	484,868
Energy	1,662,868	–	1,662,868	–
Financials	1,604,393	–	1,604,393	–
Technology	3,178,153	–	3,178,153	–
Transportation	1,022,618	–	–	1,022,618
Utilities	1,747,673	–	1,747,673	–

Long-Term Fixed Income
Asset-Backed Securities	113,325,767	–	105,187,609	8,138,158
Basic Materials	6,908,886	–	6,908,886	–
Capital Goods	3,549,180	–	3,549,180	–
Collateralized Mortgage Obligations	71,296,826	–	71,296,826	–
Commercial Mortgage-Backed Securities	49,080,243	–	49,080,243	–
Communications Services	24,281,599	–	24,281,599	–
Consumer Cyclical	9,211,164	–	9,211,164	–
Consumer Non-Cyclical	22,726,460	–	22,726,460	–
Energy	19,975,216	–	19,975,216	–
Financials	161,165,847	–	161,165,847	–
Foreign Government	44,936,482	–	44,936,482	–
Mortgage-Backed Securities	52,104,665	–	52,104,665	–
Technology	7,134,027	–	7,134,027	–
Transportation	10,350,439	–	10,350,439	–
U.S. Government and Agencies	138,943,909	–	138,943,909	–
Utilities	13,638,125	–	13,638,125	–

Preferred Stock
Financials	4,684,035	3,901,030	783,005	–
Utilities	1,655,977	–	1,655,977	–
Collateral Held for Securities Loaned	2,897,695	2,897,695	–	–
Short-Term Investments	73,277,269	71,677,565	1,599,704	–

Total	$871,465,726	$78,476,290	$782,139,446	$10,849,990

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	18,017	18,017	–	–

Total Asset Derivatives	$18,017	$18,017	$–	$–

Liability Derivatives
Futures Contracts	679,226	679,226	–	–

Total Liability Derivatives	$679,226	$679,226	$–	$–

There were no significant transfers between Levels during the period ended October 31, 2014. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2014

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	(590)	December 2014	($69,954,683)	($70,463,517)	($508,834)
10-Yr. U.S. Treasury Bond Futures	(205)	December 2014	(25,733,281)	(25,903,673)	(170,392)
30-Yr. U.S. Treasury Bond Futures	10	December 2014	1,392,921	1,410,938	18,017
Total Futures Contracts					($661,209)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of October 31, 2014, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$18,017
Total Interest Rate Contracts		18,017

Total Asset Derivatives		$18,017

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	679,226
Total Interest Rate Contracts		679,226

Total Liability Derivatives		$679,226

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended October 31, 2014, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(2,774,423)

Total Interest Rate Contracts		(2,774,423)

Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	42,840
Options Purchased	Net realized gains/(losses) on Investments	(128,098)

Total Equity Contracts		(85,258)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(469,480)

Total Credit Contracts		(469,480)

Total		($3,329,161)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended October 31, 2014, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	(4,417)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,437,465
Total Interest Rate Contracts		1,433,048

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(39,945)
Total Credit Contracts		(39,945)

Total		$1,393,103

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND FUND

Schedule of Investments as of October 31, 2014

The following table presents Limited Maturity Bond Fund’s average volume of derivative activity during the period ended October 31, 2014.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	N/A	N/A	N/A	N/A	168
Interest Rate Contracts	104,740,482	12.2	N/A	N/A	N/A
Credit Contracts	N/A	N/A	1,284,411	0.1%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Limited Maturity Bond Fund, is as follows:

Fund	Value October 31, 2013	Gross Purchases	Gross Sales	Shares Held at October 31, 2014	Value October 31, 2014	Income Earned November 1, 2013 - October 31, 2014
Cash Management Trust-Collateral Investment	$8,269,685	$253,600,228	$258,972,218	2,897,695	$2,897,695	$27,078
Cash Management Trust-Short Term Investment	42,812,455	310,906,890	282,041,780	71,677,565	71,677,565	26,473
Total Value and Income Earned	51,082,140				74,575,260	53,551

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Asset Backed Commercial Paper (19.5%)[a]	Value
	Dealers Capital Access Trust, LLC
$10,150,000	0.150%, 11/4/2014[b]	$10,149,873
4,250,000	0.200%, 11/7/2014[b]	4,249,858
	Golden Funding Corporation
8,500,000	0.100%, 11/7/2014[b]	8,499,858
4,250,000	0.220%, 1/14/2015[b]	4,248,078
	Kells Funding, LLC
4,730,000	0.235%, 11/17/2014[b,c,d]	4,729,999
	Liberty Street Funding, LLC
5,000,000	0.120%, 11/5/2014[b]	4,999,933
4,240,000	0.160%, 11/20/2014[b]	4,239,642
	Old Line Funding, LLC
4,235,000	0.180%, 12/18/2014[b]	4,234,005
4,270,000	0.193%, 4/23/2015[b,c,d]	4,270,000
	Starbird Funding Corporation
21,000,000	0.060%, 11/3/2014[b]	20,999,930
	Sydney Capital Corporation
4,220,000	0.180%, 12/24/2014[b]	4,218,882
	Thunder Bay Funding, LLC
4,350,000	0.190%, 12/19/2014[b]	4,348,898
4,255,000	0.239%, 4/14/2015[b]	4,250,345

	Total	83,439,301

Principal Amount	Certificate of Deposit (10.0%)[a]	Value
	Bank of Montreal Chicago
4,260,000	0.170%, 11/13/2014	4,260,000
4,680,000	0.233%, 4/9/2015[d]	4,680,000
	Nederlandse Waterschapsbank NV
4,260,000	0.243%, 12/23/2014[d]	4,260,688
	Rabobank Nederland NY
4,620,000	0.284%, 12/1/2014[d]	4,620,000
2,340,000	0.282%, 5/20/2015[d]	2,340,235
4,440,000	0.254%, 7/17/2015[d]	4,440,000
	Skandinaviska Enskilda Banken AB
4,510,000	0.635%, 2/26/2015[d]	4,515,679
	Toronto Dominion Bank of New York
4,750,000	0.217%, 11/18/2014[d]	4,750,000
	US Bank NA
4,350,000	0.173%, 1/15/2015[d]	4,350,000
	Wells Fargo Bank NA
4,230,000	0.263%, 9/4/2015[d]	4,230,000

	Total	42,446,602

Principal Amount	Financial Company Commercial Paper (9.1%)[a]	Value
	General Electric Capital Corporation
4,260,000	0.180%, 3/11/2015[b]	4,257,231
	KFW
1,000,000	0.120%, 12/22/2014	999,830
	Nordea Bank AB
4,280,000	0.130%, 12/12/2014	4,279,397
	Prudential Funding, LLC
4,240,000	0.090%, 11/25/2014	4,239,746
	Skandinaviska Enskilda Banken AB
4,250,000	0.140%, 12/10/2014	4,249,355
	Svenska Handelsbanken AB
4,300,000	0.180%, 12/22/2014	4,298,904
	Toronto-Dominion Holdings USA, Inc.
4,260,000	0.160%, 1/13/2015	4,258,618
	US Bank NA
12,500,000	0.100%, 11/3/2014	12,500,000

	Total	39,083,081

Principal Amount	Government Agency Debt (29.4%)[a]	Value
	Federal Agricultural Mortgage Corporation
4,800,000	0.350%, 7/1/2015[d]	4,805,174
	Federal Farm Credit Bank
3,860,000	0.173%, 4/23/2015[d]	3,861,123
3,860,000	0.152%, 8/3/2015[d]	3,860,902
	Federal Home Loan Bank
4,470,000	0.132%, 12/9/2014[d]	4,470,231
4,710,000	0.130%, 2/23/2015[d]	4,710,000
6,825,000	0.100%, 3/10/2015	6,824,604
4,470,000	0.130%, 8/26/2015[d]	4,470,210
	Federal Home Loan Mortgage Corporation
13,380,000	0.142%, 6/26/2015[d]	13,382,815
2,280,000	0.144%, 7/17/2015[d]	2,280,499
	Federal National Mortgage Association
4,420,000	0.340%, 1/27/2015[d]	4,422,764
	Overseas Private Investment Corporation
3,421,058	0.110%, 11/5/2014[d]	3,421,058
4,500,000	0.110%, 11/7/2014[d]	4,500,000
4,510,000	0.110%, 11/7/2014[d]	4,510,000
7,700,000	0.110%, 11/7/2014[d]	7,700,000
5,275,000	0.110%, 11/7/2014[d]	5,275,000
4,855,000	0.110%, 11/7/2014[d]	4,855,000
9,500,000	0.300%, 12/9/2014	9,525,529
3,530,561	0.300%, 12/10/2014	3,540,025
5,042,839	0.420%, 4/15/2015	5,054,434
6,800,000	0.390%, 5/2/2015	6,813,297
3,000,000	0.405%, 7/7/2015	3,389,923
8,710,000	0.430%, 7/12/2015	8,721,283
2,620,000	0.205%, 9/7/2015	2,621,588
2,920,000	0.410%, 9/7/2015	2,921,770

	Total	125,937,229

Shares	Investment Company (7.8%)	Value
	BlackRock Cash Funds
20,978,000	0.080%	20,978,000
	Dreyfus Institutional Cash Advantage Fund
315,000	0.060%	315,000
	Duetsche Money Market Series
12,182,025	0.050%	12,182,025

	Total	33,475,025

Principal Amount	Other Commercial Paper (14.5%)[a]	Value
	Caisse des Depots et Consignations
4,230,000	0.170%, 12/12/2014	4,229,181
	Cargill Global Funding plc
9,570,000	0.050%, 11/3/2014	9,569,974
	Chevron Corporation
3,451,000	0.090%, 12/16/2014	3,450,612
	Coca-Cola Company
4,240,000	0.170%, 2/9/2015	4,237,998

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET FUND

Schedule of Investments as of October 31, 2014

Principal Amount	Other Commercial Paper (14.5%)[a]	Value
	Emerson Electric Company
$4,270,000	0.120%, 1/26/2015	$4,268,776
	John Deere Financial, Inc.
3,880,000	0.080%, 11/17/2014	3,879,862
	Long Island Power Auth.
4,000,000	0.160%, 11/3/2014	4,000,000
	Praxair, Inc.
4,290,000	0.080%, 12/10/2014	4,289,628
	Reckitt Benckiser Treasury Services plc
3,500,000	0.170%, 2/6/2015	3,498,397
4,230,000	0.240%, 3/24/2015	4,225,967
	Roche Holdings, Inc.
2,125,000	0.090%, 11/17/2014	2,124,915
2,120,000	0.125%, 1/12/2015	2,119,470
	Schlumberger Investment SA
4,250,000	0.120%, 11/26/2014	4,249,646
	Society of New York Hospital Fund
4,000,000	0.150%, 11/14/2014	3,999,784
	Total Capital Canada, Ltd.
4,260,000	0.110%, 11/26/2014	4,259,674

	Total	62,403,884

Principal Amount	Other Note (10.3%)[a]	Value
	Bank of New York Mellon Corporation
8,320,000	1.085%, 11/24/2014[d]	8,324,705
3,831,000	1.700%, 11/24/2014	3,831,000
	Boeing Company
4,000,000	0.249%, 11/3/2014[d]	4,000,000
	Coca-Cola Company
4,250,000	0.244%, 9/1/2015[d]	4,252,017
	General Electric Capital Corporation
4,470,000	1.000%, 8/11/2015[b,d]	4,496,063
	John Deere Capital Corporation
4,270,000	0.300%, 1/12/2015[d]	4,271,195
	Royal Bank of Canada
2,300,000	0.322%, 11/6/2015[c,d]	2,300,000
	U.S. Bancorp
4,260,000	2.875%, 11/20/2014	4,265,801
	Wells Fargo Bank NA
4,600,000	0.324%, 11/13/2015[d]	4,600,000
	Westpac Banking Corporation
4,430,000	1.028%, 7/17/2015[c,d]	4,454,702

	Total	44,795,483

	Total Investments (at amortized cost) 100.6%	$431,580,605

	Other Assets and Liabilities, Net (0.6)%	(2,612,693)

	Total Net Assets 100.0%	$428,967,912

a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
b	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2014, the value of these investments was $15,754,701 or 3.7% of total net assets.

d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2014.

Definitions:

Auth.	-	Authority

Cost for federal income tax purposes	$431,580,605

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET FUND

Schedule of Investments as of October 31, 2014

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2014, in valuing Money Market Fund’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Asset Backed Commercial Paper	83,439,301	–	83,439,301	–
Certificate of Deposit	42,446,602	–	42,446,602	–
Financial Company Commercial Paper	39,083,081	–	39,083,081	–
Government Agency Debt	125,937,229	–	125,937,229	–
Investment Company	33,475,025	33,475,025	–	–
Other Commercial Paper	62,403,884	–	62,403,884	–
Other Note	44,795,483	–	44,795,483	–

Total	$431,580,605	$33,475,025	$398,105,580	$–

There were no significant transfers between Levels during the period ended October 31, 2014. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2014	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund		Moderate Allocation Fund		Moderately Conservative Allocation Fund
Assets
Investments at cost	$649,206,978	$1,587,765,771		$1,587,615,875		$752,029,181
Investments in securities at value	373,975,427	823,775,148		848,285,598		486,268,779
Investments in affiliates at value	426,797,147	1,074,529,754		993,997,943		347,801,055
Investments at Value	800,772,574	1,898,304,902		1,842,283,541		834,069,834

Cash	4,385,518	3,861,502	(a)	4,005,951	(b)	5,211,941
Dividends and interest receivable	167,004	1,403,806		1,969,441		1,297,209
Prepaid expenses	21,140	32,734		32,020		21,321
Receivable for investments sold	1,112,043	1,608,289		1,677,778		617,691
Receivable for fund shares sold	506,454	551,902		458,773		246,005
Receivable for variation margin	3,403,064	5,130,204		3,669,207		1,254,506
Total Assets	810,367,797	1,910,893,339		1,854,096,711		842,718,507

Liabilities
Distributions payable	–	–		–		–
Accrued expenses	114,232	207,469		182,203		99,473
Payable for investments purchased	7,980,029	39,164,321		76,230,742		76,689,379
Payable upon return of collateral for securities loaned	–	601,444		880,533		752,392
Payable for fund shares redeemed	117,824	738,580		1,234,923		354,717
Payable for variation margin	1,828,773	2,159,778		1,750,875		603,322
Payable to affiliate	478,516	1,057,530		980,092		450,086
Mortgage dollar roll deferred revenue	5,536	28,970		58,085		59,745
Total Liabilities	10,524,910	43,958,092		81,317,453		79,009,114

Net Assets
Capital stock (beneficial interest)	598,390,530	1,486,081,375		1,475,681,395		670,369,287
Accumulated undistributed net investment income/(loss)	(587,926)	6,360,803		731,018		533,396
Accumulated undistributed net realized gain/(loss)	50,344,095	60,237,499		37,458,111		10,115,403
Net unrealized appreciation/(depreciation) on:
Investments	47,811,076	75,137,906		60,564,632		24,653,351
Affiliated investments	103,754,520	235,401,225		194,103,034		57,387,302
Futures contracts	131,335	3,713,359		4,234,650		641,394
Foreign currency transactions	(743)	(2,762)		(1,998)		(283)
Swap agreements	–	5,842		8,416		9,543
Total Net Assets	$799,842,887	$1,866,935,247		$1,772,779,258		$763,709,393

Class A Share Capital	$687,591,799	$1,746,679,323		$1,683,760,097		$731,441,494
Shares of beneficial interest outstanding (Class A)	46,564,990	123,233,665		126,963,510		60,026,591
Net asset value per share	$14.77	$14.17		$13.26		$12.19
Maximum public offering price	$15.63	$14.99		$14.03		$12.90
Institutional Class Share Capital	$112,251,088	$120,255,924		$89,019,161		$32,267,899
Shares of beneficial interest outstanding (Institutional Class)	7,533,419	8,412,728		6,696,028		2,640,741
Net asset value per share	$14.90	$14.29		$13.29		$12.22

(a)	Includes foreign currency holdings of $68,555 (cost $69,294).
(b)	Includes foreign currency holdings of $46,688 (cost $47,159).
(c)	Includes foreign currency holdings of $13,252 (cost $13,253).

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

Balanced Income Plus Fund	Opportunity Income Plus Fund	Partner Emerging Markets Equity Fund	Partner Small Cap Growth Fund	Partner Small Cap Value Fund	Small Cap Stock Fund	Mid Cap Growth Fund

$273,168,367	$433,910,675	$13,847,252	$16,932,032	$167,907,232	$307,284,011	$314,518,833
258,503,421	375,141,538	13,143,678	16,961,821	249,276,228	340,709,691	417,611,990
36,087,730	57,795,462	228,777	718,618	16,142,409	23,996,755	17,975,310
294,591,151	432,937,000	13,372,455	17,680,439	265,418,637	364,706,446	435,587,300

–	6,788	13,252 (c)	4,822	–	–	–
862,063	2,171,798	15,615	298	136,922	116,505	56,831
8,757	11,654	15,741	11,645	12,368	10,711	16,256
4,135,144	483,328	132,099	112,899	802,586	697,418	3,536,120
151,477	324,266	1,049	19,592	174,951	34,798	185,812
40,687	32,000	–	–	–	–	–
299,789,279	435,966,834	13,550,211	17,829,695	266,545,464	365,565,878	439,382,319

–	83,900	–	–	–	–	–
112,351	142,588	37,425	41,814	79,447	140,652	132,312
19,071,359	46,468,187	181,760	83,195	450,527	918,837	364,284
3,335,702	4,698,528	–	217,215	8,739,961	13,527,930	1,575,210
249	154,652	6,717	5,026	137,295	70,658	198,138
19,476	63,726	–	–	–	–	–
196,226	214,649	2,188	6,967	186,513	277,977	222,916
11,008	30,417	–	–	–	–	–
22,746,371	51,856,647	228,090	354,217	9,593,743	14,936,054	2,492,860

243,702,846	390,744,214	14,053,399	14,959,530	127,079,043	256,563,779	273,279,173
187,275	62,519	180,501	(26,040)	686,808	(97,003)	(120,662)
11,659,603	(5,743,729)	(436,538)	1,793,581	31,674,465	36,740,575	42,662,481
21,422,784	(973,675)	(474,797)	748,407	97,511,405	57,422,435	121,068,467
–	–	–	–	–	–	–
70,767	20,858	–	–	–	–	–
(367)	–	(444)	–	–	38	–
–	–	–	–	–	–	–
$277,042,908	$384,110,187	$13,322,121	$17,475,478	$256,951,721	$350,629,824	$436,889,459

$222,102,302	$271,058,427	$12,759,101	$17,237,097	$96,316,515	$259,839,518	$269,694,383
16,542,926	26,124,699	1,349,676	1,139,712	4,553,438	12,913,722	13,084,657
$13.43	$10.38	$9.45	$15.12	$21.15	$20.12	$20.61
$14.21	$10.87	$10.00	$16.00	$22.38	$21.29	$21.81
$54,940,606	$113,051,760	$563,020	$238,381	$160,635,206	$90,790,306	$167,195,076
4,098,956	10,896,221	59,424	15,165	7,200,919	3,960,533	6,938,564
$13.40	$10.38	$9.47	$15.72	$22.31	$22.92	$24.10

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

As of October 31, 2014	Partner Mid Cap Value Fund	Mid Cap Stock Fund	Partner Worldwide Allocation Fund	Large Cap Growth Fund
Assets
Investments at cost	$152,476,533	$729,542,708	$791,639,326	$398,628,742
Investments in securities at value	169,881,226	902,646,182	811,510,836	495,437,883
Investments in affiliates at value	5,641,758	83,097,165	19,454,673	26,710,284
Investments at Value	175,522,984	985,743,347	830,965,509	522,148,167

Cash	–	–	3,842,769 (a)	–
Initial margin deposit on open future contracts	–	–	195,421	–
Dividends and interest receivable	45,990	341,772	3,480,123	57,431
Prepaid expenses	11,983	16,006	12,880	16,182
Receivable for investments sold	1,563,867	2,181,546	6,993,108	7,075,317
Receivable for fund shares sold	70,216	93,180	107,767	191,783
Unrealized gain on forward contracts	–	–	925,311	–
Receivable for variation margin	–	–	620,790	501,714
Total Assets	177,215,040	988,375,851	847,143,678	529,990,594

Liabilities
Distributions payable	–	–	–	–
Accrued expenses	49,458	250,649	291,661	121,604
Cash overdraft	–	–	–	–
Payable for investments purchased	1,769,588	2,811,506	8,433,811	7,461,171
Payable upon return of collateral for securities loaned	–	42,247,150	6,420,500	–
Payable for fund shares redeemed	7,838	128,628	53,619	211,277
Unrealized loss on forward contracts	–	–	699,548	–
Payable for variation margin	–	–	521,746	–
Payable to affiliate	121,537	712,595	647,330	369,487
Mortgage dollar roll deferred revenue	–	–	–	–
Total Liabilities	1,948,421	46,150,528	17,068,215	8,163,539

Net Assets
Capital stock (beneficial interest)	130,161,409	580,408,572	826,082,880	391,040,266
Accumulated undistributed net investment income/(loss)	803,059	2,770,224	16,052,412	(76,209)
Accumulated undistributed net realized gain/(loss)	21,255,700	102,845,888	(51,507,293)	7,892,797
Net unrealized appreciation/(depreciation) on:
Investments	23,046,451	256,200,639	39,326,183	123,519,425
Futures contracts	–	–	20,670	(546,312)
Foreign currency forward contracts	–	–	225,763	–
Foreign currency transactions	–	–	(125,152)	(2,912)
Total Net Assets	$175,266,619	$942,225,323	$830,075,463	$521,827,055

Class A Share Capital	$26,625,564	$678,209,883	$178,214,256	$183,553,435
Shares of beneficial interest outstanding (Class A)	1,756,204	28,803,639	17,762,538	22,101,016
Net asset value per share	$15.16	$23.55	$10.03	$8.31
Maximum public offering price	$16.04	$24.92	$10.61	$8.79
Institutional Class Share Capital	$148,641,055	$264,015,440	$651,861,207	$338,273,620
Shares of beneficial interest outstanding (Institutional Class)	9,744,146	10,335,804	64,485,152	37,766,558
Net asset value per share	$15.25	$25.54	$10.11	$8.96

(a)	Includes foreign currency holdings of $3,836,117 (cost $3,903,272).
(b)	Includes foreign currency holdings of $482,847 (cost $483,127).

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

Large Cap Value Fund	Large Cap Stock Fund	High Yield Fund	Income Fund	Municipal Bond Fund	Government Bond Fund	Limited Maturity Bond Fund

$583,540,944	$1,412,833,880	$806,313,142	$846,677,264	$1,395,125,291	$107,415,711	$870,942,279
774,520,888	1,696,047,899	749,192,492	809,273,138	1,525,009,021	101,426,134	796,890,466
24,139,770	98,671,873	68,948,364	65,265,271	–	7,267,598	74,575,260
798,660,658	1,794,719,772	818,140,856	874,538,409	1,525,009,021	108,693,732	871,465,726

2,106	482,847 (b)	–	–	306,030	–	–
–	–	–	–	–	–	–
854,953	1,208,429	12,192,903	8,146,533	20,459,131	413,446	2,549,112
13,815	25,099	19,351	16,668	21,260	5,762	29,513
–	4,030,621	247,800	8,389,830	–	–	595,525
507,515	129,804	529,926	190,506	959,102	39,126	1,258,073
–	–	–	–	–	–	–
–	3,059,681	–	210,348	–	–	151,248
800,039,047	1,803,656,253	831,130,836	891,492,294	1,546,754,544	109,152,066	876,049,197

–	–	711,171	183,830	698,458	793	22,718
160,798	769,467	191,527	189,436	346,217	26,448	168,997
–	–	–	–	–	–	8,766,302
132,344	5,822,086	473,133	36,962,271	–	6,272,113	35,729,747
–	26,063,555	42,383,027	14,386,483	–	–	2,897,695
208,812	592,187	623,918	537,007	1,277,441	28,665	643,865
–	–	–	–	–	–	–
–	977,794	–	168,750	–	–	4,688
380,754	1,242,353	416,128	369,857	898,351	45,400	292,349
–	–	–	21,361	–	5,024	25,400
882,708	35,467,442	44,798,904	52,818,995	3,220,467	6,378,443	48,551,761

549,432,551	1,232,269,234	810,279,345	810,209,330	1,424,982,931	101,216,024	831,546,732
7,663,367	13,206,191	(97,150)	(105,891)	34,963	(5,541)	88,070
26,940,707	146,234,618	(35,677,977)	835,279	(11,367,547)	285,119	(3,999,604)
215,119,714	381,885,892	11,827,714	27,861,145	129,883,730	1,278,021	523,447
–	(5,383,956)	–	(126,564)	–	–	(661,209)
–	–	–	–	–	–	–
–	(23,168)	–	–	–	–	–
$799,156,339	$1,768,188,811	$786,331,932	$838,673,299	$1,543,534,077	$102,773,623	$827,497,436

$237,143,767	$1,593,994,317	$540,086,220	$400,537,030	$1,446,288,538	$14,055,958	$360,214,468
11,482,190	57,443,493	107,058,928	43,096,692	123,827,755	1,399,252	28,958,593
$20.65	$27.75	$5.04	$9.29	$11.68	$10.05	$12.44
$21.85	$29.37	$5.28	$9.73	$12.23	$10.26	$12.44
$562,012,572	$174,194,494	$246,245,712	$438,136,269	$97,245,539	$88,717,665	$467,282,968
27,016,162	6,222,741	48,783,732	47,180,871	8,325,922	8,829,755	37,574,757
$20.80	$27.99	$5.05	$9.29	$11.68	$10.05	$12.44

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

As of October 31, 2014	Money Market Fund
Assets
Investments at cost	$431,580,605
Investments in securities at value	431,580,605
Investments at Value	431,580,605	[1]
Cash	2,618
Dividends and interest receivable	148,754
Prepaid expenses	20,659
Receivable for fund shares old	3,471,654
Receivable from affiliate	23,215
Total Assets	435,247,505

Liabilities
Accrued expenses	74,538
Payable for investments purchased	4,279,397
Payable for fund shares redeemed	1,925,658
Total Liabilities	6,279,593

Net Assets
Capital stock (beneficial interest)	428,967,912
Accumulated undistributed net investment income/(loss)	–
Accumulated undistributed net realized gain/(loss)	–
Total Net Assets	$428,967,912

Class A Share Capital	$422,745,936
Shares of beneficial interest outstanding (Class A)	422,745,936
Net asset value per share	$1.00
Maximum public offering price	$1.00
Institutional Class Share Capital	$6,221,976
Shares of beneficial interest outstanding (Institutional Class)	6,221,975
Net asset value per share	$1.00

[1]	Securities held by this fund are valued on the basis of amortized cost, which approximates market value

The accompanying Notes to Financial Statements are an integral part of this statement.

(This page intentionally left blank)

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS

For the year ended October 31, 2014	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
Investment Income
Dividends	$2,908,511	$5,323,208	$4,218,377	$1,440,797
Taxable interest	434,176	6,955,141	10,308,006	7,077,618
Income from mortgage dollar rolls	415,137	1,409,527	2,060,680	2,214,742
Income from securities loaned	125	8,371	9,147	7,007
Income from affiliated investments	4,701,544	15,022,945	17,791,620	7,322,371
Foreign tax withholding	(21,528)	(73,476)	(58,260)	(11,828)
Total Investment Income	8,437,965	28,645,716	34,329,570	18,050,707

Expenses
Adviser fees	2,695,497	6,082,869	5,695,940	2,828,144
Sub-Adviser fees	–	–	–	–
Administrative service fees	210,236	399,692	385,444	208,640
Audit and legal fees	31,328	38,813	38,458	31,570
Custody fees	59,142	135,926	126,396	63,888
Distribution expenses Class A	1,640,767	4,170,061	4,057,670	1,794,496
Insurance expenses	7,821	12,844	12,611	7,964
Printing and postage expenses Class A	212,588	418,341	327,195	132,619
Printing and postage expenses Institutional Class	436	447	512	416
SEC and state registration expenses	60,962	108,253	103,259	67,801
Transfer agent fees Class A	804,075	1,579,568	1,206,648	474,852
Transfer agent fees Institutional Class	325	382	742	807
Trustees’ fees	15,920	28,706	29,018	19,679
Other expenses	14,700	58,259	58,086	39,549
Total Expenses Before Reimbursement	5,753,797	13,034,161	12,041,979	5,670,425
Less:
Reimbursement from adviser	–	–	–	–
Total Net Expenses	5,753,797	13,034,161	12,041,979	5,670,425

Net Investment Income/(Loss)	2,684,168	15,611,555	22,287,591	12,380,282
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	20,290,988	34,867,868	26,291,181	9,437,315
Affiliated investments	14,863,530	11,140,460	6,673,802	73,954
In-kind redemptions
Distributions of realized capital gains from affiliated investments	19,152,342	30,967,595	17,676,660	4,338,617
Futures contracts	8,312,150	12,933,311	12,115,938	6,342,717
Foreign currency and forward contract transactions	43,565	75,949	60,441	26,515
Swap agreements	(31,184)	(216,854)	(257,880)	(143,213)
Change in net unrealized appreciation/(depreciation) on:
Investments	9,158,399	11,116,107	10,383,740	4,816,195
Affiliated investments	(5,651,043)	26,137,359	24,123,195	7,178,192
Futures contracts	(1,546,949)	(1,045,171)	(470,642)	(1,915,926)
Foreign currency transactions	(3,510)	(8,205)	(6,219)	(1,895)
Swap agreements	(5,670)	(33,845)	(38,841)	(16,905)
Net Realized and Unrealized Gains/(Losses)	64,582,618	125,934,574	96,551,375	30,135,566

Net Increase/(Decrease) in Net Assets Resulting From Operations	$67,266,786	$141,546,129	$118,838,966	$42,515,848

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

Balanced Income Plus Fund	Opportunity Income Plus Fund	Partner Emerging Markets Equity Fund	Partner Small Cap Growth Fund	Partner Small Cap Value Fund	Small Cap Stock Fund	Mid Cap Growth Fund

$2,565,560	$915,110	$485,736	$575,826	$4,557,720	$3,471,866	$3,058,004
4,199,571	11,876,618	21	1,900	1,019	4,436	3,047
386,242	1,084,468	–	–	–	–	–
13,039	13,794	–	41,489	44,645	350,416	16,613
11,180	23,968	110	2,732	3,358	9,042	9,481
(47,633)	–	(48,712)	(1,012)	(3,399)	(50,923)	(18,894)
7,127,959	13,913,958	437,155	620,935	4,603,343	3,784,837	3,068,251

1,347,555	1,443,894	74,668	790,258	276,226	2,339,711	1,670,547
–	–	101,060	594,651	1,651,721	–	–
115,327	129,360	72,709	98,468	120,953	133,746	149,050
27,245	27,519	25,439	26,860	27,662	28,130	28,801
30,128	21,997	87,573	21,029	17,967	16,773	16,420
472,507	596,590	34,539	46,909	245,533	647,073	669,903
5,317	5,737	4,221	4,985	5,582	5,903	6,347
54,811	68,674	3,747	10,201	37,506	111,345	121,795
344	10,811	134	537	14,963	343	14,260
44,799	55,300	30,327	29,136	35,509	31,611	46,934
233,322	310,444	16,116	61,095	209,103	532,496	547,058
672	72,846	496	405	88,621	806	82,137
17,659	20,399	5,947	10,943	17,150	22,570	23,712
28,690	29,808	13,685	10,734	11,076	12,147	11,189
2,378,376	2,793,379	470,661	1,706,211	2,759,572	3,882,654	3,388,153

–	(238,288)	(228,989)	(62,881)	–	–	–
2,378,376	2,555,091	241,672	1,643,330	2,759,572	3,882,654	3,388,153

4,749,583	11,358,867	195,483	(1,022,395)	1,843,771	(97,817)	(319,902)

11,272,212	1,933,966	(341,995)	15,771,053	35,020,018	38,265,749	43,811,423
–	–	–	–	–	–	–
–	–	–	28,735,118	–	–	–

23	55	–	25	12	55	39
729,731	504,107	–	–	–	847,682	–
1,216	–	(10,399)	–	(2,664)	(1,358)	–
–	20,816	–	–	–	–	–

815,779	(1,016,814)	(1,222,840)	(42,447,852)	(21,116,579)	(6,704,001)	(4,974,334)
–	–	–	–	–	–	–
(23,173)	(118,082)	–	–	–	(870,806)	–
(687)	–	(355)	–	–	38	–
–	–	–	–	–	–	–
12,795,101	1,324,048	(1,575,589)	2,058,344	13,900,787	31,537,359	38,837,128

$17,544,684	$12,682,915	$(1,380,106)	$1,035,949	$15,744,558	$31,439,542	$38,517,226

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

For the year ended October 31, 2014	Partner Mid Cap Value Fund	Mid Cap Stock Fund	Partner Worldwide Allocation Fund	Large Cap Growth Fund
Investment Income
Dividends	$2,574,720	$13,233,202	$23,359,196	$4,656,413
Taxable interest	281	11,588	4,527,761	(1,557)
Tax-Exempt interest	–	–	–	–
Income from mortgage dollar rolls	–	–	–	–
Income from securities loaned	–	347,781	18,667	3,109
Income from affiliated investments	1,448	26,878	9,637	13,673
Foreign tax withholding	–	–	(2,095,626)	(49,810)
Total Investment Income	2,576,449	13,619,449	25,819,635	4,621,828

Expenses
Adviser fees	470,530	6,377,149	3,637,215	3,637,495
Sub-Adviser fees	784,266	–	3,894,179	–
Administrative service fees	100,952	248,725	231,198	159,768
Audit and legal fees	26,773	32,647	40,484	28,962
Custody fees	33,014	27,283	576,208	16,898
Distribution expenses Class A	66,235	1,661,613	460,641	428,436
Insurance expenses	4,957	9,030	8,553	6,443
Printing and postage expenses Class A	11,156	170,910	101,280	74,080
Printing and postage expenses Institutional Class	811	1,498	5,014	415
SEC and state registration expenses	28,930	50,063	52,007	38,317
Transfer agent fees Class A	76,895	866,592	490,841	399,653
Transfer agent fees Institutional Class	1,984	7,034	8,559	1,076
Trustees’ fees	12,657	47,351	41,201	26,040
Other expenses	10,185	13,685	88,785	10,761
Total Expenses Before Reimbursement	1,629,345	9,513,580	9,636,165	4,828,344
Less:
Reimbursement from adviser	(56,212)	–	(401,211)	(231,787)
Total Net Expenses	1,573,133	9,513,580	9,234,954	4,596,557

Net Investment Income/(Loss)	1,003,316	4,105,869	16,584,681	25,271
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	21,604,559	128,307,139	53,310,023	47,449,726
In-kind redemptions	2,285,789	–	–	–
Distributions of realized capital gains from affiliated investments	3	153	26	37
Written option contracts	–	–	–	–
Futures contracts	–	–	(494,167)	1,426,243
Foreign currency and forward contract transactions	–	–	126,766	16,193
Swap agreements	–	–	–	–
Change in net unrealized appreciation/(depreciation) on:
Investments	(2,014,131)	8,668,049	(72,484,249)	28,857,967
Futures contracts	–	–	98,456	(1,006,369)
Foreign currency forward contracts	–	–	119,078	–
Foreign currency transactions	–	–	(120,905)	(4,038)
Swap agreements	–	–	–	–
Net Realized and Unrealized Gains/(Losses)	21,876,220	136,975,341	(19,444,972)	76,739,759

Net Increase/(Decrease) in Net Assets Resulting From Operations	$22,879,536	$141,081,210	$(2,860,291)	$76,765,030

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

Large Cap Value Fund	Large Cap Stock Fund	High Yield Fund	Income Fund	Municipal Bond Fund	Government Bond Fund	Limited Maturity Bond Fund

$15,246,353	$33,986,304	$409,580	$944,822	$–	$–	$370,975
3,104	(7,105)	50,031,247	32,945,130	417,964	1,842,123	16,255,531
–	–	–	–	64,598,009	–	–
–	–	–	923,499	–	201,230	986,156
58,427	125,641	121,624	17,170	–	11,988	27,078
13,061	50,553	13,297	21,006	–	4,111	26,473
(186,168)	(985,894)	–	–	–	–	–
15,134,777	33,169,499	50,575,748	34,851,627	65,015,973	2,059,452	17,666,213

3,511,773	10,116,482	3,020,777	2,795,949	5,927,406	416,546	2,485,438
–	–	–	–	–	–	–
214,373	402,685	216,455	222,039	343,663	89,265	228,793
31,142	39,222	31,660	32,028	37,312	26,195	32,328
21,399	122,132	21,565	30,823	34,460	8,470	31,899
575,074	4,003,879	1,361,083	1,014,223	3,469,954	16,624	482,772
7,982	13,322	8,381	8,579	12,230	4,691	8,797
69,308	551,876	135,552	106,907	173,462	5,885	124,010
13,474	695	19,980	7,796	6,154	389	19,802
52,262	82,059	62,184	53,334	89,572	29,277	100,296
369,756	2,135,804	517,950	407,482	540,818	44,626	444,035
79,473	1,536	118,904	44,655	34,527	605	114,849
36,980	98,459	37,986	39,431	69,128	6,491	37,942
12,547	29,375	28,573	33,200	84,881	12,558	34,597
4,995,543	17,597,526	5,581,050	4,796,446	10,823,567	661,622	4,145,558

–	–	–	–	–	(23,235)	–
4,995,543	17,597,526	5,581,050	4,796,446	10,823,567	638,387	4,145,558

10,139,234	15,571,973	44,994,698	30,055,181	54,192,406	1,421,065	13,520,655

45,998,475	156,412,137	9,884,558	13,961,637	(3,057,599)	294,381	(958,957)
–	–	–	–	–	–	–
38	161	78	47	–	8	53
–	–	–	–	–	4,760	42,840
–	8,585,221	(34,753)	610,057	–	–	(2,774,423)
–	(257,667)	–	–	–	–	–
–	–	–	(206,281)	–	–	(469,480)

34,310,755	19,069,971	(17,659,038)	2,326,155	67,579,342	1,123,062	1,260,595
–	(9,680,602)	–	1,160,432	–	–	1,437,465
–	–	–	–	–	–	–
–	(27,612)	–	–	–	–	–
–	–	–	(13,918)	–	–	(39,945)

80,309,268	174,101,609	(7,809,155)	17,838,129	64,521,743	1,422,211	(1,501,852)

$90,448,502	$189,673,582	$37,185,543	$47,893,310	$118,714,149	$2,843,276	$12,018,803

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF OPERATIONS – CONTINUED

For the year ended October 31, 2014	Money Market Fund
Investment Income
Dividends	$24,062
Taxable interest	823,317
Total Investment Income	847,379

Expenses
Adviser fees	2,275,281
Administrative service fees	154,186
Audit and legal fees	28,661
Custody fees	26,637
Distribution expenses Class A	560,651
Insurance expenses	6,627
Printing and postage expenses Class A	273,012
Printing and postage expenses Institutional Class	486
SEC and state registration expenses	103,919
Transfer agent fees Class A	793,883
Transfer agent fees Institutional Class	1,398
Trustees’ fees	19,649
Other expenses	16,204
Total Expenses Before Reimbursement	4,260,594
Less:
Reimbursement from adviser	(3,400,392)
Total Net Expenses	860,202

Net Investment Income/(Loss)	(12,823)
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	12,823
Net Realized and Unrealized Gains/(Losses)	12,823

Net Increase/(Decrease) in Net Assets Resulting From Operations	$–

The accompanying Notes to Financial Statements are an integral part of this statement.

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THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
For the periods ended	10/31/2014	10/31/2013	10/31/2014	10/31/2013
Operations
Net investment income/(loss)	$2,684,168	$3,660,263	$15,611,555	$17,480,898
Net realized gains/(losses)	62,631,391	27,651,836	89,768,329	51,524,765
Change in net unrealized appreciation/(depreciation)	1,951,227	108,474,543	36,166,245	208,328,696
Net Change in Net Assets Resulting From Operations	67,266,786	139,786,642	141,546,129	277,334,359
Distributions to Shareholders
From net investment income Class A	(4,806,424)	(4,035,207)	(18,478,712)	(18,716,141)
From net investment income Institutional Class	(1,093,793)	(974,138)	(1,621,868)	(1,621,402)
Total From Net Investment Income	(5,900,217)	(5,009,345)	(20,100,580)	(20,337,543)
From net realized gains Class A	(23,324,492)	(4,065,813)	(51,681,360)	(9,895,481)
From net realized gains Institutional Class	(3,602,729)	(652,519)	(3,552,646)	(687,285)
Total From Net Realized Gains	(26,927,221)	(4,718,332)	(55,234,006)	(10,582,766)
Total Distributions to Shareholders	(32,827,438)	(9,727,677)	(75,334,586)	(30,920,309)
Capital Stock Transactions

Class A
Sold	80,847,050	64,770,567	203,534,933	176,333,831
Distributions reinvested	28,108,547	8,084,704	69,954,044	28,517,101
Redeemed	(63,308,597)	(67,143,466)	(147,562,776)	(144,355,914)
Total Class A Capital Stock Transactions	45,647,000	5,711,805	125,926,201	60,495,018

Institutional Class
Sold	21,530,951	15,041,868	20,583,578	16,165,902
Distributions reinvested	4,696,519	1,626,656	5,172,711	2,307,031
Redeemed	(13,480,582)	(20,912,544)	(17,404,664)	(17,265,702)
Total Institutional Class Capital Stock Transactions	12,746,888	(4,244,020)	8,351,625	1,207,231
Capital Stock Transactions	58,393,888	1,467,785	134,277,826	61,702,249

Net Increase/(Decrease) in Net Assets	92,833,236	131,526,750	200,489,369	308,116,299
Net Assets, Beginning of Period	707,009,651	575,482,901	1,666,445,878	1,358,329,579
Net Assets, End of Period	$799,842,887	$707,009,651	$1,866,935,247	$1,666,445,878
Accumulated Undistributed Net Investment Income/(Loss)	$(587,926)	$(955,659)	$6,360,803	$4,825,376

Capital Stock Share Transactions

Class A shares
Sold	5,658,305	5,126,052	14,778,681	14,095,887
Distributions reinvested	2,056,759	697,566	5,266,611	2,447,007
Redeemed	(4,422,249)	(5,369,893)	(10,694,718)	(11,648,960)
Total Class A shares	3,292,815	453,725	9,350,574	4,893,934

Institutional Class shares
Sold	1,494,618	1,193,640	1,479,954	1,287,242
Distributions reinvested	339,999	139,459	386,100	196,902
Redeemed	(934,697)	(1,678,319)	(1,247,499)	(1,380,109)
Total Institutional Class shares	899,920	(345,220)	618,555	104,035

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Moderate Allocation Fund		Moderately Conservative Allocation Fund		Balanced Income Plus Fund		Opportunity Income Plus Fund
10/31/2014	10/31/2013	10/31/2014	10/31/2013	10/31/2014	10/31/2013	10/31/2014	10/31/2013

$22,287,591	$22,667,028	$12,380,282	$12,004,379	$4,749,583	$2,417,018	$11,358,867	$6,703,018
62,560,142	35,890,811	20,075,905	12,832,350	12,003,182	23,758,762	2,458,944	453,631
33,991,233	147,362,638	10,059,661	37,335,125	791,919	10,875,044	(1,134,896)	(11,219,462)
118,838,966	205,920,477	42,515,848	62,171,854	17,544,684	37,050,824	12,682,915	(4,062,813)

(24,407,533)	(22,192,737)	(12,772,354)	(11,592,083)	(3,219,071)	(1,708,602)	(8,314,037)	(5,586,159)
(1,495,196)	(1,322,825)	(665,555)	(636,600)	(1,150,336)	(798,573)	(3,058,052)	(838,594)
(25,902,729)	(23,515,562)	(13,437,909)	(12,228,683)	(4,369,407)	(2,507,175)	(11,372,089)	(6,424,753)
(38,605,041)	(16,357,946)	(14,970,639)	(10,560,721)	(18,145,078)	(7,202,125)	–	–
(1,893,402)	(812,294)	(646,072)	(485,386)	(5,847,754)	(2,491,936)	–	–
(40,498,443)	(17,170,240)	(15,616,711)	(11,046,107)	(23,992,832)	(9,694,061)	–	–
(66,401,172)	(40,685,802)	(29,054,620)	(23,274,790)	(28,362,239)	(12,201,236)	(11,372,089)	(6,424,753)

199,263,548	203,404,011	85,781,969	113,743,617	60,943,414	16,695,910	72,325,455	28,357,443
62,589,168	38,277,439	27,495,954	21,931,411	20,980,745	8,720,430	7,499,269	5,026,252
(169,169,132)	(174,335,354)	(96,020,081)	(104,514,093)	(19,460,728)	(17,244,645)	(38,126,980)	(45,358,825)
92,683,584	67,346,096	17,257,842	31,160,935	62,463,431	8,171,695	41,697,744	(11,975,130)

20,514,794	14,190,738	5,792,806	12,617,179	1,361,032	453,568	101,695,367	32,750,456
3,350,959	2,109,660	1,302,072	1,110,469	6,982,159	3,283,026	2,971,104	717,873
(12,672,206)	(14,912,776)	(7,042,510)	(11,792,210)	(5,359,841)	(5,255,854)	(16,798,837)	(44,045,496)
11,193,547	1,387,622	52,368	1,935,438	2,983,350	(1,519,260)	87,867,634	(10,577,167)
103,877,131	68,733,718	17,310,210	33,096,373	65,446,781	6,652,435	129,565,378	(22,552,297)

156,314,925	233,968,393	30,771,438	71,993,437	54,629,226	31,502,023	130,876,204	(33,039,863)
1,616,464,333	1,382,495,940	732,937,955	660,944,518	222,413,682	190,911,659	253,233,983	286,273,846
$1,772,779,258	$1,616,464,333	$763,709,393	$732,937,955	$277,042,908	$222,413,682	$384,110,187	$253,233,983
$731,018	$862,425	$533,396	$600,563	$187,275	$(73,010)	$62,519	$62,530

15,363,790	16,840,431	7,149,045	9,859,568	4,558,822	1,241,470	6,941,658	2,695,883
4,945,198	3,275,507	2,333,146	1,935,275	1,640,856	711,310	721,418	480,534
(13,023,385)	(14,462,545)	(8,004,868)	(9,050,828)	(1,459,524)	(1,312,698)	(3,672,071)	(4,325,991)
7,285,603	5,653,393	1,477,323	2,744,015	4,740,154	640,082	3,991,005	(1,149,574)

1,577,450	1,169,002	481,104	1,094,679	102,608	33,212	9,831,331	3,136,192
263,493	179,655	110,000	97,651	546,710	267,181	285,502	68,105
(969,883)	(1,229,944)	(585,801)	(1,020,151)	(401,395)	(405,146)	(1,623,003)	(4,261,035)
871,060	118,713	5,303	172,179	247,923	(104,753)	8,493,830	(1,056,738)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Partner Emerging Markets Equity Fund		Partner Small Cap Growth Fund
For the periods ended	10/31/2014	10/31/2013	10/31/2014	10/31/2013
Operations
Net investment income/(loss)	$195,483	$128,261	$(1,022,395)	$(439,631)
Net realized gains/(losses)	(352,394)	(102,908)	44,506,196	24,746,226
Change in net unrealized appreciation/(depreciation)	(1,223,195)	481,631	(42,447,852)	26,134,824
Net Change in Net Assets Resulting From Operations	(1,380,106)	506,984	1,035,949	50,441,419
Distributions to Shareholders
From net investment income Class A	(143,213)	–	–	–
From net investment income Institutional Class	(13,647)	–	–	–
Total From Net Investment Income	(156,860)	–	–	–
From net realized gains Class A	–	(134,310)	(3,684,592)	(513,408)
From net realized gains Institutional Class	–	(9,537)	(19,611,554)	(3,332,064)
Total From Net Realized Gains	–	(143,847)	(23,296,146)	(3,845,472)
Total Distributions to Shareholders	(156,860)	(143,847)	(23,296,146)	(3,845,472)
Capital Stock Transactions

Class A
Sold	2,098,128	4,705,192	5,291,831	3,734,163
Distributions reinvested	142,696	134,309	3,601,161	510,885
Redeemed	(2,667,214)	(4,926,003)	(3,538,068)	(1,744,641)
In-kind redemptions	–	–	(11,519,768)	–
Total Class A Capital Stock Transactions	(426,390)	(86,502)	(6,164,844)	2,500,407

Institutional Class
Sold	20,762	590,036	144,892	6,600
Distributions reinvested	13,647	9,537	19,611,546	3,332,063
Redeemed	(371,383)	(668,391)	(38,621)	(12,546,105)
In-kind redemptions	–	–	(145,979,362)	–
Total Institutional Class Capital Stock Transactions	(336,974)	(68,818)	(126,261,545)	(9,207,442)
Capital Stock Transactions	(763,364)	(155,320)	(132,426,389)	(6,707,035)

Net Increase/(Decrease) in Net Assets	(2,300,330)	207,817	(154,686,586)	39,888,912
Net Assets, Beginning of Period	15,622,451	15,414,634	172,162,064	132,273,152
Net Assets, End of Period	$13,322,121	$15,622,451	$17,475,478	$172,162,064
Accumulated Undistributed Net Investment Income/(Loss)	$180,501	$150,744	$(26,040)	$(70,035)

Capital Stock Share Transactions

Class A shares
Sold	209,685	448,247	350,319	248,681
Distributions reinvested	14,059	12,611	248,699	41,621
Redeemed	(267,212)	(469,521)	(239,312)	(126,516)
In-kind redemptions	–	–	(748,037)	–
Total Class A shares	(43,468)	(8,663)	(388,331)	163,786

Institutional Class shares
Sold	2,127	56,137	9,217	483
Distributions reinvested	1,345	895	1,305,695	264,134
Redeemed	(36,679)	(63,924)	(2,483)	(806,356)
In-kind redemptions	–	–	(9,615,989)	–
Total Institutional Class shares	(33,207)	(6,892)	(8,303,560)	(541,739)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Partner Small Cap Value Fund		Small Cap Stock Fund		Mid Cap Growth Fund		Partner Mid Cap Value Fund
10/31/2014	10/31/2013	10/31/2014	10/31/2013	10/31/2014	10/31/2013	10/31/2014	10/31/2013

$1,843,771	$2,726,874	$(97,817)	$(128,135)	$(319,902)	$162,115	$1,003,316	$1,180,272
35,017,366	8,309,634	39,112,128	21,067,809	43,811,462	51,306,325	23,890,351	29,517,832
(21,116,579)	61,737,279	(7,574,769)	58,746,157	(4,974,334)	44,497,684	(2,014,131)	8,215,225
15,744,558	72,773,787	31,439,542	79,685,831	38,517,226	95,966,124	22,879,536	38,913,329

–	(1,353,499)	–	–	–	–	(70,898)	(154,671)
(659,633)	(3,382,127)	–	–	–	–	(675,426)	(1,253,387)
(659,633)	(4,735,626)	–	–	–	–	(746,324)	(1,408,058)
(2,847,524)	(1,262,964)	(1,983,524)	–	(33,389,609)	(16,658,130)	(5,781,954)	(416,818)
(5,006,964)	(2,497,826)	(551,563)	–	(16,960,868)	(9,707,644)	(23,808,582)	(2,374,599)
(7,854,488)	(3,760,790)	(2,535,087)	–	(50,350,477)	(26,365,774)	(29,590,536)	(2,791,417)
(8,514,121)	(8,496,416)	(2,535,087)	–	(50,350,477)	(26,365,774)	(30,336,860)	(4,199,475)

8,673,584	11,562,595	10,621,358	8,423,992	10,700,814	11,045,500	4,808,635	7,918,395
2,822,433	2,584,648	1,969,702	–	32,996,677	16,413,167	5,789,477	565,544
(13,654,034)	(11,471,235)	(29,681,741)	(30,180,020)	(29,980,172)	(32,656,945)	(4,065,941)	(2,659,808)
–	–	–	–	–	–	(8,795,826)	–
(2,158,017)	2,676,008	(17,090,681)	(21,756,028)	13,717,319	(5,198,278)	(2,263,655)	5,824,131

21,017,159	19,261,067	5,416,212	242,014	14,778,688	11,031,998	349,685	453,391
5,665,438	5,879,952	545,887	–	16,884,519	9,670,232	24,483,999	3,627,984
(49,355,559)	(38,462,728)	(2,891,606)	(2,456,365)	(16,450,035)	(45,021,488)	(541,414)	(14,435,380)
–	–	–	–	–	–	–	–
(22,672,962)	(13,321,709)	3,070,493	(2,214,351)	15,213,172	(24,319,258)	24,292,270	(10,354,005)
(24,830,979)	(10,645,701)	(14,020,188)	(23,970,379)	28,930,491	(29,517,536)	22,028,615	(4,529,874)

(17,600,542)	53,631,670	14,884,267	55,715,452	17,097,240	40,082,814	14,571,291	30,183,980
274,552,263	220,920,593	335,745,557	280,030,105	419,792,219	379,709,405	160,695,328	130,511,348
$256,951,721	$274,552,263	$350,629,824	$335,745,557	$436,889,459	$419,792,219	$175,266,619	$160,695,328
$686,808	$(959,385)	$(97,003)	$(560,955)	$(120,662)	$(65,150)	$803,059	$722,753

414,962	633,044	548,495	516,592	537,849	577,983	327,298	530,880
138,898	163,505	105,378	–	1,754,209	950,937	432,511	44,241
(653,730)	(644,251)	(1,536,133)	(1,885,147)	(1,503,344)	(1,719,881)	(279,882)	(183,802)
–	–	–	–	–	–	(633,249)	–
(99,870)	152,298	(882,260)	(1,368,555)	788,714	(190,961)	(153,322)	391,319

955,877	1,012,613	244,664	12,412	637,712	506,007	23,896	31,236
263,331	354,513	25,729	–	770,983	492,124	1,818,711	282,966
(2,248,201)	(2,004,239)	(132,064)	(132,413)	(710,248)	(2,047,604)	(37,402)	(1,011,008)
–	–	–	–	–	–	–	–
(1,028,993)	(637,113)	138,329	(120,001)	698,447	(1,049,473)	1,805,205	(696,806)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Mid Cap Stock Fund		Partner Worldwide Allocation Fund
For the periods ended	10/31/2014	10/31/2013	10/31/2014	10/31/2013
Operations
Net investment income/(loss)	$4,105,869	$1,637,149	$16,584,681	$14,917,634
Net realized gains/(losses)	128,307,292	88,843,201	52,942,648	37,724,676
Change in net unrealized appreciation/(depreciation)	8,668,049	143,065,706	(72,387,620)	93,871,912
Net Change in Net Assets Resulting From Operations	141,081,210	233,546,056	(2,860,291)	146,514,222
Distributions to Shareholders
From net investment income Class A	–	(29,944)	(3,036,760)	(3,225,457)
From net investment income Institutional Class	(1,030,040)	(970,124)	(13,766,689)	(13,459,680)
Total From Net Investment Income	(1,030,040)	(1,000,068)	(16,803,449)	(16,685,137)
From net realized gains Class A	–	–	–	–
From net realized gains Institutional Class	–	–	–	–
Total From Net Realized Gains	–	–	–	–
Total Distributions to Shareholders	(1,030,040)	(1,000,068)	(16,803,449)	(16,685,137)
Capital Stock Transactions

Class A
Sold	24,470,926	18,456,958	19,155,874	14,773,299
Distributions reinvested	–	29,576	2,990,535	3,174,570
Redeemed	(66,650,007)	(71,349,629)	(21,057,688)	(23,655,967)
Total Class A Capital Stock Transactions	(42,179,081)	(52,863,095)	1,088,721	(5,708,098)

Institutional Class
Sold	11,738,572	8,927,276	40,952,542	27,875,874
Distributions reinvested	1,025,398	964,440	13,708,356	13,394,077
Redeemed	(83,800,453)	(12,128,253)	(59,145,656)	(16,423,607)
Total Institutional Class Capital Stock Transactions	(71,036,483)	(2,236,537)	(4,484,758)	24,846,344
Capital Stock Transactions	(113,215,564)	(55,099,632)	(3,396,037)	19,138,246

Net Increase/(Decrease) in Net Assets	26,835,606	177,446,356	(23,059,777)	148,967,331
Net Assets, Beginning of Period	915,389,717	737,943,361	853,135,240	704,167,909
Net Assets, End of Period	$942,225,323	$915,389,717	$830,075,463	$853,135,240
Accumulated Undistributed Net Investment Income/(Loss)	$2,770,224	$348,182	$16,052,412	$14,765,864

Capital Stock Share Transactions

Class A shares
Sold	1,092,657	1,031,695	1,860,355	1,559,831
Distributions reinvested	–	1,883	291,760	353,516
Redeemed	(2,979,200)	(4,084,043)	(2,041,616)	(2,531,950)
Total Class A shares	(1,886,543)	(3,050,465)	110,499	(618,603)

Institutional Class shares
Sold	488,893	461,543	3,879,636	3,082,665
Distributions reinvested	44,103	56,899	1,332,202	1,486,579
Redeemed	(3,325,855)	(646,471)	(5,543,699)	(1,738,618)
Total Institutional Class shares	(2,792,859)	(128,029)	(331,861)	2,830,626

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Large Cap Growth Fund		Large Cap Value Fund		Large Cap Stock Fund		High Yield Fund
10/31/2014	10/31/2013	10/31/2014	10/31/2013	10/31/2014	10/31/2013	10/31/2014	10/31/2013

$25,271	$1,497,172	$10,139,234	$10,307,443	$15,571,973	$14,111,935	$44,994,698	$49,654,265
48,892,199	29,928,964	45,998,513	34,214,015	164,739,852	160,219,793	9,849,883	20,155,611
27,847,560	72,685,261	34,310,755	120,540,096	9,361,757	187,091,208	(17,659,038)	(7,786,741)
76,765,030	104,111,397	90,448,502	165,061,554	189,673,582	361,422,936	37,185,543	62,023,135

(79,236)	(404,216)	(1,977,572)	(2,688,302)	(6,268,961)	(15,271,693)	(30,537,625)	(32,344,516)
(1,057,522)	(1,479,199)	(6,786,427)	(8,417,513)	(1,586,063)	(2,714,556)	(14,633,598)	(16,976,987)
(1,136,758)	(1,883,415)	(8,763,999)	(11,105,815)	(7,855,024)	(17,986,249)	(45,171,223)	(49,321,503)
–	–	–	–	(138,540,203)	(73,722,998)	–	–
–	–	–	–	(17,159,773)	(9,153,189)	–	–
–	–	–	–	(155,699,976)	(82,876,187)	–	–
(1,136,758)	(1,883,415)	(8,763,999)	(11,105,815)	(163,555,000)	(100,862,436)	(45,171,223)	(49,321,503)

21,233,691	16,054,379	23,523,468	21,329,399	41,209,016	36,786,359	53,000,114	70,014,924
78,226	398,326	1,925,974	2,608,342	142,400,267	87,422,326	22,121,205	23,378,734
(21,310,295)	(20,401,935)	(26,771,050)	(25,765,830)	(168,560,029)	(181,201,142)	(69,655,325)	(82,362,996)
1,622	(3,949,230)	(1,321,608)	(1,828,089)	15,049,254	(56,992,457)	5,465,994	11,030,662

4,146,962	549,797	54,954,267	36,419,442	3,950,581	6,505,878	38,981,387	39,509,667
1,051,557	1,469,664	6,764,529	8,390,885	18,652,382	11,805,198	14,249,742	14,565,046
(2,857,236)	(6,327,076)	(66,480,255)	(47,570,098)	(44,908,170)	(25,319,710)	(45,037,614)	(102,888,237)
2,341,283	(4,307,615)	(4,761,459)	(2,759,771)	(22,305,207)	(7,008,634)	8,193,515	(48,813,524)
2,342,905	(8,256,845)	(6,083,067)	(4,587,860)	(7,255,953)	(64,001,091)	13,659,509	(37,782,862)

77,971,177	93,971,137	75,601,436	149,367,879	18,862,629	196,559,409	5,673,829	(25,081,230)
443,855,878	349,884,741	723,554,903	574,187,024	1,749,326,182	1,552,766,773	780,658,103	805,739,333
$521,827,055	$443,855,878	$799,156,339	$723,554,903	$1,768,188,811	$1,749,326,182	$786,331,932	$780,658,103
$(76,209)	$1,019,085	$7,663,367	$6,844,473	$13,206,191	$6,551,507	$(97,150)	$69,740

2,748,186	2,591,348	1,198,577	1,246,055	1,525,975	1,486,083	10,344,996	13,814,258
10,417	72,423	99,843	177,922	5,618,149	3,906,794	4,324,814	4,619,204
(2,755,946)	(3,362,021)	(1,354,948)	(1,561,202)	(6,221,856)	(7,354,688)	(13,613,988)	(16,295,729)
2,657	(698,250)	(56,528)	(137,225)	922,268	(1,961,811)	1,055,822	2,137,733

500,198	81,133	2,778,169	2,146,274	145,997	260,982	7,607,073	7,785,866
130,304	249,096	349,407	570,808	728,490	524,234	2,784,408	2,875,606
(339,594)	(937,745)	(3,285,113)	(2,842,955)	(1,599,571)	(987,156)	(8,825,955)	(20,475,127)
290,908	(607,516)	(157,537)	(125,873)	(725,084)	(201,940)	1,565,526	(9,813,655)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Income Fund
For the periods ended	10/31/2014	10/31/2013
Operations
Net investment income/(loss)	$30,055,181	$30,815,311
Net realized gains/(losses)	14,365,460	15,545,122
Change in net unrealized appreciation/(depreciation)	3,472,669	(43,371,691)
Net Change in Net Assets Resulting From Operations	47,893,310	2,988,742
Distributions to Shareholders
From net investment income Class A	(14,043,704)	(14,879,564)
From net investment income Institutional Class	(15,906,315)	(15,646,286)
Total From Net Investment Income	(29,950,019)	(30,525,850)
From net realized gains Class A	–	–
From net realized gains Institutional Class	–	–
Total From Net Realized Gains	–	–
Total Distributions to Shareholders	(29,950,019)	(30,525,850)
Capital Stock Transactions

Class A
Sold	23,661,650	48,916,747
Distributions reinvested	12,045,540	12,699,603
Redeemed	(63,555,320)	(75,677,530)
Total Class A Capital Stock Transactions	(27,848,130)	(14,061,180)

Institutional Class
Sold	80,664,707	38,561,466
Distributions reinvested	15,580,951	15,396,482
Redeemed	(70,453,105)	(93,699,471)
Total Institutional Class Capital Stock Transactions	25,792,553	(39,741,523)
Capital Stock Transactions	(2,055,577)	(53,802,703)

Net Increase/(Decrease) in Net Assets	15,887,714	(81,339,811)
Net Assets, Beginning of Period	822,785,585	904,125,396
Net Assets, End of Period	$838,673,299	$822,785,585
Accumulated Undistributed Net Investment Income/(Loss)	$(105,891)	$(105,936)

Capital Stock Share Transactions

Class A shares
Sold	2,561,686	5,276,778
Distributions reinvested	1,306,237	1,382,689
Redeemed	(6,918,699)	(8,265,779)
Total Class A shares	(3,050,776)	(1,606,312)

Institutional Class shares
Sold	8,750,066	4,222,489
Distributions reinvested	1,689,886	1,676,541
Redeemed	(7,670,204)	(10,151,692)
Total Institutional Class shares	2,769,748	(4,252,662)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Municipal Bond Fund		Government Bond Fund		Limited Maturity Bond Fund		Money Market Fund
10/31/2014	10/31/2013	10/31/2014	10/31/2013	10/31/2014	10/31/2013	10/31/2014	10/31/2013

$54,192,406	$58,660,854	$1,421,065	$1,042,571	$13,520,655	$11,848,588	$(12,823)	$(7,606)
(3,057,599)	(8,035,549)	299,149	1,214,424	(4,159,967)	6,755,078	12,823	7,606
67,579,342	(97,358,879)	1,123,062	(4,373,218)	2,658,115	(13,980,400)	–	–
118,714,149	(46,733,574)	2,843,276	(2,116,223)	12,018,803	4,623,266	–	–

(50,580,657)	(54,842,160)	(143,364)	(104,571)	(5,436,026)	(5,161,696)	–	–
(3,559,297)	(3,773,232)	(1,277,701)	(979,000)	(7,817,543)	(6,417,807)	–	–
(54,139,954)	(58,615,392)	(1,421,065)	(1,083,571)	(13,253,569)	(11,579,503)	–	–
–	(547,348)	(155,198)	(561,671)	(2,334,163)	–	–	–
–	(36,124)	(1,073,256)	(3,340,936)	(2,665,218)	–	–	–
–	(583,472)	(1,228,454)	(3,902,607)	(4,999,381)	–	–	–
(54,139,954)	(59,198,864)	(2,649,519)	(4,986,178)	(18,252,950)	(11,579,503)	–	–

125,492,609	140,091,779	5,451,092	6,322,053	152,227,958	258,503,473	568,621,646	569,755,513
42,300,943	46,416,103	291,613	655,868	7,522,091	4,977,407	–	(66)
(179,255,251)	(221,700,298)	(4,669,500)	(7,528,860)	(212,224,232)	(252,539,425)	(614,890,853)	(594,636,284)
(11,461,699)	(35,192,416)	1,073,205	(550,939)	(52,474,183)	10,941,455	(46,269,207)	(24,880,837)

29,156,015	29,774,716	5,009,256	22,720,675	112,052,848	89,771,765	3,837,409	3,561,959
3,274,181	3,476,664	2,333,993	4,285,753	10,342,968	6,369,137	–	–
(31,016,566)	(37,618,353)	(13,849,761)	(23,917,684)	(99,888,669)	(117,298,195)	(4,147,378)	(9,556,929)
1,413,630	(4,366,973)	(6,506,512)	3,088,744	22,507,147	(21,157,293)	(309,969)	(5,994,970)
(10,048,069)	(39,559,389)	(5,433,307)	2,537,805	(29,967,036)	(10,215,838)	(46,579,176)	(30,875,807)

54,526,126	(145,491,827)	(5,239,550)	(4,564,596)	(36,201,183)	(17,172,075)	(46,579,176)	(30,875,807)
1,489,007,951	1,634,499,778	108,013,173	112,577,769	863,698,619	880,870,694	475,547,088	506,422,895
$1,543,534,077	$1,489,007,951	$102,773,623	$108,013,173	$827,497,436	$863,698,619	$428,967,912	$475,547,088
$34,963	$(17,489)	$(5,541)	$(5,541)	$88,070	$287,004	$ –	$ –

10,934,515	11,932,896	547,101	616,692	12,207,434	20,522,700	568,621,644	569,755,511
3,704,883	4,011,775	29,595	63,475	603,987	396,101	–	(66)
(15,796,787)	(19,357,370)	(470,500)	(738,898)	(17,016,609)	(20,096,511)	(614,890,852)	(594,636,282)
(1,157,389)	(3,412,699)	106,196	(58,731)	(4,205,188)	822,290	(46,269,208)	(24,880,837)

2,550,119	2,590,468	500,356	2,269,773	8,985,136	7,141,565	3,837,409	3,561,959
286,698	300,402	236,480	415,357	830,627	506,916	–	–
(2,726,484)	(3,267,521)	(1,396,827)	(2,305,247)	(8,013,762)	(9,326,704)	(4,147,378)	(9,556,929)
110,333	(376,651)	(659,991)	379,883	1,802,001	(1,678,223)	(309,969)	(5,994,970)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into twenty-six separate series (each, a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, twelve equity funds, four hybrid funds, five fixed-income funds and one money market fund. Thrivent Natural Resources Fund, Thrivent Growth and Income Plus Fund and Thrivent Diversified Income Plus Fund have a fiscal year end on a calendar-year basis and are presented under a separate shareholder report.

The Funds are each investment companies that follow the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 - Financial Services - Investment Companies.

(A) Share Classes – As of October 31, 2014, the Trust includes two classes of shares: Class A and Institutional Class. The classes of shares differ principally in their respective distribution expenses and other class-specific expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee and a maximum front-end sales load of 5.50% for equity funds and 4.50% for fixed-income funds, although some of the fixed-income funds have lower 12b-1 fees and either a reduced or no front-end sales load. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. All 26 Funds of the Trust offer Class A and Institutional Class shares.

(B) Other – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the- counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the latest bid quotation of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Trust’s Board of Trustees (“Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange- listed options and futures contracts are valued at the last quoted sales price. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day. Short-term securities are valued at amortized cost (which approximates market value) to the extent it is not materially different than market value.

Securities held by Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Money Market Fund and the Trust’s investment adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), follow procedures designed to help maintain a constant net asset value of $1.00 per share.

The Board has delegated responsibility for daily valuation of the Funds’ securities to the Adviser. The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Fund valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

Financial Accounting Standards Board (FASB) guidelines require increased fair value disclosure intended to improve the consistency and comparability of fair value measurements used in financial reporting. The guidelines define fair value, establish a framework for measuring fair value in U.S. Generally Accepted Accounting Principles (“GAAP”) and expand disclosures about fair value requirements. The various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts; and Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments.

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign markets and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect fair value as of the close of the U.S. markets. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

(B) Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(D) Federal Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Foreign Income Taxes – Certain Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign tax withholding on the Statement of Operations. The Funds pay tax on foreign capital gains, where applicable.

GAAP requires management of the Funds (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of October 31, 2014, open U.S. Federal, Minnesota, Wisconsin and Massachusetts tax years include the tax years ended October 31, 2011 through 2014. Additionally, as of October 31, 2014, the tax year ended October 31, 2010 is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

As of October 31, 2014, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(E) Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

For certain securities, including real estate investment trusts, the Trust records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Trust adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/ loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

(F) Distributions to Shareholders – Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.

Fund	Dividends Declared	Dividends Paid
Aggressive Allocation	Annually	Annually
Moderately Aggressive Allocation	Annually	Annually
Moderate Allocation	Quarterly	Quarterly
Moderately Conservative Allocation	Quarterly	Quarterly
Balanced Income Plus	Quarterly	Quarterly
Opportunity Income Plus	Daily	Monthly
Partner Emerging Markets Equity	Annually	Annually
Partner Small Cap Growth	Annually	Annually
Partner Small Cap Value	Annually	Annually
Small Cap Stock	Annually	Annually
Mid Cap Growth	Annually	Annually
Partner Mid Cap Value	Annually	Annually
Mid Cap Stock	Annually	Annually
Partner Worldwide Allocation	Annually	Annually
Large Cap Growth	Annually	Annually
Large Cap Value	Annually	Annually
Large Cap Stock	Annually	Annually
High Yield	Daily	Monthly
Income	Daily	Monthly
Municipal Bond	Daily	Monthly
Government Bond	Daily	Monthly
Limited Maturity Bond	Daily	Monthly
Money Market*	Daily	Monthly

*	Dividends are net of any short-term realized gains or losses on the sale of securities.

(G) Derivative Financial Instruments – Each of the Funds, except Money Market Fund, may invest in derivatives. Derivatives, a category that includes options, futures, swaps and hybrid instruments, are financial instruments whose value derives from another security, an index or a currency. Each applicable Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. Each applicable Fund may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter (OTC).

A derivative may incur a mark to market loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Fund’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Funds because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Funds. Using derivatives to hedge can guard against potential risks, but it also adds to the Funds’ expenses and can eliminate some opportunities for gains. In addition, a derivative used for hedging or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

In order to define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements vary by type of derivative. Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain situations. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Fund has been noted in the Schedule of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Options – All Funds, except Money Market Fund, may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when a Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where a Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Futures Contracts – Certain Funds may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Funds, except Money Market Fund, may enter into foreign currency contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and change in unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these currency contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Fund is exposed to counterparty risk equal to the discounted net amount of payments to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements.

Swap Agreements – Certain Funds enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Fund accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter and the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty (a “CCP”). A default or failure by a CCP or a futures commission merchant (a “FCM”), or the failure of a swap to be transferred from a swap execution facility or an executing dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral or margin, or fully implementing its investment strategies.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The amounts presented in the tables below are Thrivent Mutual Funds offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by cash and non-cash collateral pledged. The actual amounts of collateral may be greater than amounts presented in the tables.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

The following table presents the gross and net information about assets subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Assets	Gross Amounts Offset	Net Amounts of Recognized Assets	Financial Instruments	Cash Collateral Received	Non- Cash Collateral Received	Net Amount
Aggressive Allocation
Futures Contracts	3,403,064	–	3,403,064	1,828,773	–	–	1,574,291	(*)
Moderately Aggressive Allocation
Futures Contracts	5,127,599	–	5,127,599	2,159,778	–	–	2,967,821	(*)
Swap Credit Contracts	2,605	–	2,605	–	–	–	2,605	(†)
Moderate Allocation
Futures Contracts	3,665,514	–	3,665,514	1,750,875	–	–	1,914,639	(*)
Swap Credit Contracts	3,693	–	3,693	–	–	–	3,693	(†)
Moderately Conservative Allocation
Futures Contracts	1,250,352	–	1,250,352	603,322	–	–	647,030	(*)
Swap Credit Contracts	4,154	–	4,154	–	–	–	4,154	(†)
Balanced Income Plus
Futures Contracts	40,687	–	40,687	19,476	–	–	21,211	(*)
Opportunity Income Plus
Futures Contracts	32,000	–	32,000	32,000	–	–	–
Partner Worldwide Allocation
Futures Contracts	620,790	–	620,790	521,746	–	–	99,044	(*)
Exchange Contracts	925,311	–	925,311	482,568	–	–	442,743	(‡)
Large Cap Growth
Futures Contracts	501,714	–	501,714	–	–	–	501,714	(*)
Large Cap Stock
Futures Contracts	3,059,681	–	3,059,681	977,794	–	–	2,081,887	(*)
Income
Futures Contracts	210,348	–	210,348	168,750	–	–	41,598	(*)
Limited Maturity Bond
Futures Contracts	151,248	–	151,248	4,688	–	–	146,560	(*)

(*)	Net futures amount represents the net amount receivable from the counterparty in the event of a default.
(†)	Net swap credit contracts amount represents the net amount receivable from the counterparty in the event of a default.
(‡)	Net exchange contract amount represents the net amount receivable from the counterparty in the event of a default.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in our Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged**	Net Amount
Aggressive Allocation
Futures Contracts	1,828,773	–	1,828,773	1,828,773	–	–	–
Moderately Aggressive Allocation
Futures Contracts	2,159,778	–	2,159,778	2,159,778	–	–	–
Securities Lending	601,444	–	601,444	571,065	–	–	30,379	^
Moderate Allocation
Futures Contracts	1,750,875	–	1,750,875	1,750,875	–	–	–
Securities Lending	880,533	–	880,533	847,323	–	–	33,210	^
Moderately Conservative Allocation
Futures Contracts	603,322	–	603,322	603,322	–	–	–
Securities Lending	752,392	–	752,392	715,875	–	–	36,517	^
Balanced Income Plus
Futures Contracts	19,476	–	19,476	19,476	–	–	–
Securities Lending	3,335,702	–	3,335,702	3,264,259	–	–	71,443	^
Opportunity Income Plus
Futures Contracts	63,726	–	63,726	32,000	–	31,726	–
Securities Lending	4,698,528	–	4,698,528	4,523,134	–	–	175,394	^
Partner Small Cap Growth
Securities Lending	217,215	–	217,215	217,215	–	–	–
Partner Small Cap Value
Securities Lending	8,739,961	–	8,739,961	8,654,315	–	–	85,646	^
Small Cap Stock
Securities Lending	13,527,930	–	13,527,930	13,486,028	–	–	41,902	^
Mid Cap Growth
Securities Lending	1,575,210	–	1,575,210	1,575,210	–	–	–
Mid Cap Stock
Securities Lending	42,247,150	–	42,247,150	42,089,283	–	–	157,867	^
Partner Worldwide Allocation
Futures Contracts	521,746	–	521,746	521,746	–	–	–
Exchange Contracts	699,548	–	699,548	482,568	–	–	216,980	#
Securities Lending	6,420,500	–	6,420,500	6,332,916	–	–	87,584	^
Large Cap Stock
Futures Contracts	977,794	–	977,794	977,794	–	–	–
Securities Lending	26,063,555	–	26,063,555	25,711,118	–	–	352,437	^
High Yield
Securities Lending	42,383,027	–	42,383,027	40,522,355	–	–	1,860,672	^
Income
Futures Contracts	168,750	–	168,750	168,750	–	–	–
Securities Lending	14,386,483	–	14,386,483	13,881,786	–	–	504,697	^
Limited Maturity Bond
Futures Contracts	4,688	–	4,688	4,688	–	–	–
Securities Lending	2,897,695	–	2,897,695	2,765,829	–	–	131,866	^

**	Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
^	Net securities lending amounts represent the net amount payable from the counterparty in the event of a default.
#	Net exchange contract amounts represent the net amount payable from the counterparty in the event of a default.

(H) Mortgage Dollar Roll Transactions – Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Funds must maintain liquid securities

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

having a value not less than the repurchase price (including accrued interest) for such dollar rolls. In addition, the Funds are required to post or receive margin - depending on market movements - on their mortgage dollar rolls. The value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

(I) Securities Lending – The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

As of October 31, 2014, the value of securities on loan is as follows:

Fund	Securities on Loan
Moderately Aggressive Allocation	$571,065
Moderate Allocation	847,323
Moderately Conservative Allocation	715,875
Balanced Income Plus	3,264,259
Opportunity Income Plus	4,523,134
Partner Small Cap Growth	221,244
Partner Small Cap Value	8,654,315
Small Cap Stock	13,486,028
Mid Cap Growth	1,861,913
Mid Cap Stock	42,089,283
Partner Worldwide Allocation	6,332,916
Large Cap Stock	25,711,118
High Yield	40,522,355
Income	13,881,786
Limited Maturity Bond	2,765,829

(J) When-Issued and Delayed Delivery Transactions – Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(K) Treasury Inflation Protected Securities – Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.

(L) Repurchase Agreements – Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended October 31, 2014, none of the Funds engaged in these types of investments.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

(M) Equity-Linked Structured Securities – Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return.

(N) Stripped Securities – Certain Funds may invest in Interest Only and Principal Only stripped mortgage or asset backed securities. These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest and principal only securities receive all the principal. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

(O) Credit Risk – The Funds may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect payments in default and is adjusted accordingly.

(P) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(Q) Loan Commitments – Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. A Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments.

(R) Unfunded Bridge Loan Commitment – The following Fund entered into a loan commitment with Dynegy, Inc. on September 15, 2014. Maturity of the commitment will be November 1, 2014. The Fund will receive a fee of 0.375%.

Fund	Unfunded Commitment
High Yield	$14,000,000

(S) Loss Contingencies – High Yield Fund and Thrivent Income Fund are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. High Yield Fund at one time held term loans in an original principal amount of at least $4,723,994 and, if the plaintiffs are successful, it is reasonably possible that the Fund will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Thrivent Income Fund is named as a defendant in this action, but we do not expect that the Fund’s assets will be subject to a loss contingency.

(T) Litigation – Awards from class action litigation are recorded as realized gains on the payment date.

(U) In-kind Redemptions – During the year ended October 31, 2014, the Thrivent Asset Allocation Funds, as the shareholders of the underlying funds of Thrivent Mutual Funds, Inc., (the “underlying fund”), redeemed their shares in-kind (“in-kind redemption”) of Thrivent Partner Small Cap Growth Fund (the “underlying fund”). The underlying fund distributed fund securities and cash as payment for the redemption of these fund shares. For financial reporting purposes, the underlying fund recognizes gain on these transactions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; they recognize a loss if the cost exceeds the value. Gains or losses on in-kind redemptions are not recognized for tax

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

purposes. The realized gains or losses below are included in the Statement of Operations of the underlying fund as net realized gains/losses on in-kind redemptions. The in-kind amounts and shares redeemed are included in the Capital Stock Transactions of the Statement of Changes in Net Assets of the underlying fund. These in-kind transactions were conducted at market value. The transactions were as follows:

	Underlying Fund	Underlying Shares Redeemed	Date	In-kind Amount	Realized Gain/ (Loss)
Aggressive Allocation Fund	Partner Small Cap Growth	3,871,291	9/29/2014	$58,769,679	$5,914,868
Moderately Aggressive Allocation Fund	Partner Small Cap Growth	3,462,250	9/29/2014	$52,560,077	$12,227,004
Moderate Allocation Fund	Partner Small Cap Growth	2,282,448	9/29/2014	$34,649,606	$6,525,180

During the year ended October 31, 2014, Thrivent Financial for Lutherans redeemed their shares in-kind (“in-kind redemption”) of Thrivent Partner Mid Cap Value Fund and Thrivent Partner Small Cap Growth Fund (the “underlying funds”). The underlying funds distributed fund securities and cash as payment for the redemption of these fund shares. For financial reporting purposes, the underlying funds recognize gain on these transactions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; they recognize a loss if the cost exceeds the value. Gains or losses on in-kind redemptions are not recognized for tax purposes. The realized gains or losses below are included in the Statement of Operations of the underlying funds as net realized gains/losses on in-kind redemptions. The in-kind amounts and shares redeemed are included in the Capital Stock Transactions of the Statement of Changes in Net Assets of the underlying funds. These in-kind transactions were conducted at market value. The transactions were as follows:

	Underlying Fund	Underlying Shares Redeemed	Date	In-kind Amount	Realized Gain/(Loss)
Thrivent Financial for Lutherans	Partner Mid Cap Value	633,249	1/8/2014	$8,795,826	$2,285,789
Thrivent Financial for Lutherans	Partner Small Cap Growth	748,037	1/15/2014	$11,519,768	$4,068,066

(V) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

The four Asset Allocation Funds – Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund and Moderately Conservative Allocation Fund – pay investment advisory fees for asset allocation services. In addition, for investments (other than underlying Thrivent Funds) held directly by the Asset Allocation Funds, each Asset Allocation Fund will pay an additional advisory fee. The annual rates of fees as a percentage of average daily net assets under the Investment Advisory Agreement are as follows:

Fund (M – Millions)	$0 to $500M	Over $500 to $2,000M	Over $2,000M
Aggressive Allocation	0.150%	0.125%	0.100%
Aggressive Allocation – Direct Holdings	0.600%	0.600%	0.600%
Moderately Aggressive Allocation	0.150%	0.125%	0.100%
Moderately Aggressive Allocation – Direct Holdings	0.550%	0.550%	0.550%
Moderate Allocation	0.150%	0.125%	0.100%
Moderate Allocation – Direct Holdings	0.500%	0.500%	0.500%
Moderately Conservative Allocation	0.150%	0.125%	0.100%
Moderately Conservative Allocation – Direct Holdings	0.450%	0.450%	0.450%

For all other Funds, the annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

Fund (M – Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Balanced Income Plus	0.550%	0.550%	0.550%	0.550%	0.550%	0.500%	0.500%	0.475%	0.475%	0.450%	0.425%
Opportunity Income Plus	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.375%	0.375%	0.350%	0.325%
Partner Emerging Markets Equity	1.200%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%
Partner Small Cap Growth	0.900%	0.900%	0.900%	0.900%	0.900%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Partner Small Cap Value	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Small Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Mid Cap Growth	0.450%	0.450%	0.400%	0.400%	0.350%	0.300%	0.300%	0.250%	0.250%	0.250%	0.250%
Partner Mid Cap Value	0.750%	0.750%	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Mid Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Partner Worldwide Allocation	0.900%	0.900%	0.900%	0.900%	0.850%	0.850%	0.850%	0.800%	0.800%	0.800%	0.800%
Large Cap Growth	0.750%	0.750%	0.750%	0.750%	0.750%	0.700%	0.700%	0.650%	0.650%	0.600%	0.575%
Large Cap Value	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.650%	0.575%	0.575%	0.500%	0.475%	0.450%	0.425%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.300%	0.300%	0.300%	0.300%
Income	0.350%	0.350%	0.350%	0.350%	0.350%	0.325%	0.325%	0.300%	0.300%	0.300%	0.300%
Municipal Bond	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.350%	0.350%	0.325%	0.300%
Government Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%
Limited Maturity Bond	0.300%	0.300%	0.300%	0.300%	0.300%	0.275%	0.275%	0.250%	0.250%	0.250%	0.250%
Money Market	0.500%	0.500%	0.500%	0.500%	0.500%	0.400%	0.350%	0.325%	0.325%	0.300%	0.275%

(B) Sub-Adviser Fees – The following subadviser fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Fund.

Partner Emerging Markets Equity Fund

The Adviser has entered into subadvisory agreements with DuPont Capital Management Corporation (“DuPont Capital”) for the performance of subadvisory services. The fee payable for DuPont Capital is equal to 0.72% of the first $50 million of average daily net assets and 0.68% for assets over $50 million. Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Worldwide Allocation Portfolio are included in determining breakpoints for the assets managed by DuPont Capital.

Partner Small Cap Growth Fund

The Adviser had entered into a subadvisory agreement with Turner Investments, L.P. (“Turner”) for performance of subadvisory services. For assets that were defined as microcap assets, the fee payable was equal to 0.80% of the average daily net assets in that microcap portion. For all other assets, the fee payable was equal to 0.65% of the average daily net assets when the entire portfolio assets (including the microcap portion) were no greater than $100 million, 0.60% of the average daily net assets when the entire portfolio assets were greater than $100 million but no greater than $350 million, and 0.575% of the average daily net assets when the entire portfolio assets were greater than $350 million. Thrivent Partner Small Cap Growth Portfolio (including the microcap portion of that Portfolio) was included in determining breakpoints for the assets managed by Turner. This agreement was terminated on May 27, 2014.

Partner Small Cap Value Fund

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for performance of subadvisory services. The fee payable is equal to 0.60% of average daily net assets.

Partner Mid Cap Value Fund

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, L.P. (“GSAM”) for the performance of subadvisory services. The fee payable is equal to 0.50% of the first $200 million of average daily net assets and 0.45% for assets over $200 million. Thrivent Partner Mid Cap Value Portfolio is included in determining breakpoints for the assets managed by GSAM.

Partner Worldwide Allocation Fund

The Adviser has entered into subadvisory agreements with Mercator Asset Management, LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen Asset Managers Limited (“Aberdeen”), DuPont Capital and GSAM for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Portfolio is included in determining breakpoints for the assets managed by Mercator.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Portfolio is included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Emerging Markets Equity Portfolio are included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for DuPont Capital is equal to 0.72% of the first $50 million of average daily net assets and 0.68% of average daily net assets over $50 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Emerging Markets Equity Fund are included in determining breakpoints for the assets managed by DuPont Capital.

The fee payable for GSAM for managing the emerging markets debt portion is equal to 0.50% of the first $200 million of average daily net assets, 0.45% of the next $200 million and 0.40% of average daily net assets over $400 million. The fee payable for GSAM for managing the international small- and mid-cap equities portion is equal to 0.58% of the first $250 million of average daily net assets; and 0.54% of average daily net assets in excess of $250 million. Thrivent Partner Worldwide Allocation Portfolio is included in determining breakpoints for the assets managed by GSAM.

(C) Expense Reimbursements – For the period ended October 31, 2014, the following contractual expense reimbursements, as a percentage of net assets, were in effect:

Fund	Class A	Institutional Class	Expiration Date
Money Market*	0.20%	0.10%	2/28/2015

*

Thrivent Asset Management has voluntarily agreed to reimburse certain class-specific and fund level expenses of Thrivent Money Market Fund to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund.

For the period ended October 31, 2014, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Institutional Class	Expiration Date
Opportunity Income Plus	0.85%	N/A	2/28/2015
Partner Emerging Markets Equity	1.65%[1]	1.32%	2/28/2015
Partner Mid Cap Value	1.25%	N/A	2/28/2015
Partner Worldwide Allocation	1.40%	N/A	2/28/2015
Large Cap Growth	1.20%	N/A	2/28/2015
Government Bond	0.90%	N/A	2/28/2015

[1]	Prior contractual expense cap of 1.79% expired on 2/28/2014.

For the period ended October 31, 2014, the following voluntary expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Institutional Class	Expiration Date
Partner Small Cap Growth	1.30%[1]	1.00%	N/A

[1]	The following voluntary expense caps became effective 9/29/2014. The class A voluntary expense cap replaced the contractual expense cap of 1.40%.

Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

Each equity, hybrid and fixed income fund may invest cash in High Yield Fund, Money Market Fund and Thrivent Cash Management Trust, subject to certain limitations. During the year ended October 31, 2014, no Funds invested in High Yield Fund. During the year ended October 31, 2014, no funds invested in Money Market Fund. During the year ended October 31, 2014, all funds except Municipal Bond Fund and Money Market Fund invested in Thrivent Cash Management Trust. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the advisory fee that is charged to the equity, hybrid or fixed income fund for its investment in High Yield Fund, Money Market Fund or Thrivent Cash Management Trust.

(D) Distribution Plan – Thrivent Investment Management, Inc. (“Thrivent Investment Mgt.”) is the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares have a Rule 12b-1 fee of up to 0.25% (up to 0.125% for Government Bond Fund, Limited Maturity Bond Fund and Money Market Fund) of average net assets.

(E) Sales Charges and Other Fees – For the year ended October 31, 2014, Thrivent Investment Mgt. received $11,781,760 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. For the year ended October 31, 2014, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $4,635,726 from the Trust.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (“Thrivent Investor Services”) to provide the Funds with transfer agent services. For the year ended October 31, 2014, Thrivent Investor Services received $14,237,728 for transfer agent services from the Trust.

Each Trustee who is not affiliated with the Adviser receives an annual fee from the Trust for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of the Thrivent Mutual Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of that series. Their fees as well as the change in value are included in Trustee fees in the Statement of Operations. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The deferred fee liability, included in accrued expenses in the Statement of Assets and Liabilities, is unsecured.

Those Trustees not participating in the above plan received $257,499 in fees from the Trust for the year ended October 31, 2014. In addition, the Trust reimbursed independent Trustees for reasonable expenses incurred in relation to attendance at meetings and industry conferences.

Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Trust.

(F) Indirect Expenses – Some Funds invest in other mutual funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

Fund	Accumulated Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Stock
Aggressive Allocation	$3,583,782	($5,505,049)	$1,921,267
Moderately Aggressive Allocation	6,024,452	(9,054,911)	3,030,459
Moderate Allocation	3,483,731	(5,502,816)	2,019,085
Moderately Conservative Allocation	990,460	(1,695,937)	705,477
Balanced Income Plus	(119,891)	109,467	10,424
Opportunity Income Plus	13,211	(13,211)	–
Partner Emerging Markets Equity	(8,866)	8,866	–
Partner Small Cap Growth	1,066,390	(42,427,765)	41,361,375
Partner Small Cap Value	462,055	(3,281,695)	2,819,640
Small Cap Stock	561,769	(1,360,276)	798,507
Mid Cap Growth	264,390	(1,064,390)	800,000
Partner Mid Cap Value	(176,686)	(2,171,549)	2,348,235
Mid Cap Stock	(653,787)	(6,978,213)	7,632,000
Partner Worldwide Allocation	1,505,316	(1,505,316)	–
Large Cap Growth	16,193	(16,193)	–
Large Cap Value	(556,341)	(643,659)	1,200,000
Large Cap Stock	(1,062,265)	(6,461,188)	7,523,453
High Yield	9,635	(9,635)	–
Income	(105,117)	105,117	–
Limited Maturity Bond	(466,020)	466,020	–
Money Market	12,823	(12,823)	–

At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income[a]	Undistributed Long- Term Capital Gain
Aggressive Allocation	$7,505,501	$48,147,611
Moderately Aggressive Allocation	19,992,301	65,806,560
Moderate Allocation	13,019,726	44,680,494
Moderately Conservative Allocation	5,025,130	12,076,032
Balanced Income Plus	2,700,006	10,155,050
Opportunity Income Plus	160,228	–
Partner Emerging Markets Equity	183,373	–
Partner Small Cap Growth	46,612	1,771,878
Partner Small Cap Value	1,187,718	31,659,907
Small Cap Stock	4,356,247	32,385,099
Mid Cap Growth	–	42,869,546
Partner Mid Cap Value	8,463,970	14,058,786
Mid Cap Stock	2,962,295	102,867,699
Partner Worldwide Allocation	18,429,975	–
Large Cap Growth	13,622	9,437,884
Large Cap Value	7,782,337	27,086,214
Large Cap Stock	30,718,540	130,090,993
High Yield	202,173	–
Income	30,118	3,747,392
Municipal Bond[b]	295,192	–
Government Bond	6,232	293,829
Limited Maturity Bond	191,868	–

a	Undistributed Ordinary Income includes income derived from Short-Term Capital Gains.
b	Municipal Bond Fund undistributed ordinary income is primarily exempt from federal income taxes.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

At October 31, 2014, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover	Expiration Year
Opportunity Income Plus	$5,295,036	2017

	$5,295,036

Partner Emerging Markets Equity	$373,415	Unlimited

Partner Worldwide Allocation	43,256,191	2016
	6,799,658	2017

	$50,055,849

Large Cap Growth	1,041,797	2015
	1,041,797	2016

	$2,083,594

High Yield	5,322,180	2016
	30,243,630	2017

	$35,565,810

Municipal Bond	$11,093,148	Unlimited

Limited Maturity Bond	$3,671,147	Unlimited

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code. Unlimited capital loss carryovers will be utilized before capital loss carryovers with expirations dates.

During the fiscal year 2014, capital loss carryovers utilized by the Funds were as follows:

Fund	Capital Loss Carryover
Opportunity Income Plus	$2,747,364
Mid Cap Stock	18,032,887
Partner Worldwide Allocation	51,844,096
Large Cap Growth	38,428,526
Large Cap Value	18,045,582
High Yield	9,849,600
Income	11,020,687

The following funds deferred, on a tax basis, the following Late Year Ordinary Losses:

Fund	Ordinary Losses
Aggressive Allocation	$877,289
Mid Cap Growth	$47,097

These amounts are deferred for tax purposes, and are deemed to occur on the first day of the following fiscal year.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

The tax character of distributions paid during the years ended October 31, 2014 and 2013 was as follows:

	Tax-Exempt Income		Ordinary Income(a)		Long-Term Capital Gain
Fund	10/31/2014	10/31/2013	10/31/2014	10/31/2013	10/31/2014	10/31/2013
Aggressive Allocation	$–	$–	$14,806,755	$6,082,118	$18,020,683	$3,645,559
Moderately Aggressive Allocation	–	–	38,919,943	20,337,543	36,414,643	10,582,766
Moderate Allocation	–	–	38,960,339	32,723,709	27,440,833	7,962,093
Moderately Conservative Allocation	–	–	16,837,561	17,364,734	12,217,059	5,910,056
Balanced Income Plus	–	–	13,993,221	6,685,138	14,369,018	5,516,098
Opportunity Income Plus	–	–	11,372,089	6,424,753	–	–
Partner Emerging Markets Equity	–	–	156,860	143,847	–	–
Partner Small Cap Growth	–	–	4,393,398	–	18,902,748	3,845,472
Partner Small Cap Value	–	–	673,907	4,735,626	7,840,214	3,760,790
Small Cap Stock	–	–	–	–	2,535,087	–
Mid Cap Growth	–	–	3,156,568	484,142	47,193,909	25,881,632
Partner Mid Cap Value	–	–	9,912,782	1,365,016	20,424,078	2,834,459
Mid Cap Stock	–	–	1,030,040	1,000,068	–	–
Partner Worldwide Allocation	–	–	16,803,449	16,685,137	–	–
Large Cap Growth	–	–	1,136,758	1,883,415	–	–
Large Cap Value	–	–	8,763,999	11,105,815	–	–
Large Cap Stock	–	–	43,040,554	30,581,972	120,514,446	70,280,464
High Yield	–	–	45,171,223	49,321,503	–	–
Income	–	–	29,950,019	30,525,850	–	–
Municipal Bond	53,778,904	58,294,692	361,050	321,074	–	583,098
Government Bond	–	–	1,421,065	3,776,786	1,228,454	1,209,392
Limited Maturity Bond	–	–	13,253,941	11,579,503	4,999,009	–

(a)	Ordinary income includes income derived from short-term capital gains.

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the year ended October 31, 2014, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$195,560	$234,298
Moderately Aggressive Allocation	406,268	412,333
Moderate Allocation	378,778	386,502
Moderately Conservative Allocation	165,021	184,243
Balanced Income Plus	176,576	142,077
Opportunity Income Plus	241,720	119,216
Partner Emerging Markets Equity	10,010	10,679
Partner Small Cap Growth	131,262	131,184
Partner Small Cap Value	52,742	84,170
Small Cap Stock	184,362	184,624
Mid Cap Growth	184,647	206,567
Partner Mid Cap Value	150,715	151,872
Mid Cap Stock	247,957	361,674
Partner Worldwide Allocation	649,663	659,174
Large Cap Growth	204,764	210,649
Large Cap Value	179,489	189,807
Large Cap Stock	1,101,413	1,223,406
High Yield	331,316	329,160
Income	392,561	408,975
Municipal Bond	113,029	127,666
Government Bond	12,177	20,707
Limited Maturity Bond	292,817	309,831

Purchases and sales of U.S. Government securities were:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$176,307	$172,628
Moderately Aggressive Allocation	676,263	629,206
Moderate Allocation	918,509	830,271
Moderately Conservative Allocation	893,069	838,469
Balanced Income Plus	145,074	148,842
Opportunity Income Plus	412,091	410,570
Partner Worldwide Allocation	4,575	2,079
Income	385,901	387,854
Government Bond	121,480	120,049
Limited Maturity Bond	560,406	603,905

(B) Investments in Restricted Securities – Certain Funds may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of October 31, 2014, the following Funds held restricted securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Moderately Aggressive Allocation	23	0.21%
Moderate Allocation	23	0.30%
Moderately Conservative Allocation	23	0.62%
Balanced Income Plus	4	0.46%
Opportunity Income Plus	6	0.86%
Partner Worldwide Allocation	18	0.77%
High Yield	14	4.91%
Income	3	0.51%
Municipal Bond	1	0.23%
Limited Maturity Bond	32	8.74%

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – High Yield Fund invests primarily in high-yielding fixed-income securities. Each of the other Funds, except Money Market Fund, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities (e.g., junk bonds) are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render a Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts – The number of contracts and premium amounts associated with call option contracts written during the year ended October 31, 2014 were as follows:

	Number of Contracts	Premium Amount
Government Bond
Balance at October 31, 2013	–	$ –
Opened	40	6,130
Closed	(40)	(6,130)
Expired	–	–
Exercised	–	–

Balance at October 31, 2014	–	$ –

Limited Maturity Bond
Balance at October 31, 2013	–	$ –
Opened	360	55,170
Closed	(360)	(55,170)
Expired	–	–
Exercised	–	–

Balance at October 31, 2014	–	$ –

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.

(7) RELATED PARTY TRANSACTIONS

As of October 31, 2014, related parties (other than the Thrivent Asset Allocation Funds) held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Opportunity Income Plus	2,617,552	7.1%
Partner Emerging Markets Equity	858,540	60.9%
Partner Worldwide Allocation	10,717,930	13.0%
Government Bond	2,939,544	28.7%

As of October 31, 2014, retirement plans sponsored by Thrivent Financial for Lutherans held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Aggressive Allocation	7,367,416	13.6%
Moderately Aggressive Allocation	8,201,309	6.2%
Balanced Income Plus	3,887,524	18.8%
Income	6,156,408	6.8%

(8) MONEY MARKET FUND REGULATORY REFORM

On July 23, 2014, the Securities and Exchange Commission adopted amendments to Rule 2a-7, which governs money market funds. The majority of the amendments, except for certain disclosure enhancements, will not take effect until 2016. The amendments are being made to address potential systemic risks associated with money markets and to improve transparency for money market fund investors. At this time, management is evaluating the impact of the amendments, including potential effects on the structure, operations and return potential of Thrivent Money Market Fund.

(9) SUBSEQUENT EVENTS

The Adviser of the Funds has evaluated the impact of subsequent events, and, except as already included in the Notes to Financial Statements and in the next paragraph, has determined that no additional items require disclosure.

THRIVENT MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

On November 24, 2014, a single investor redeemed $36.8 million from Thrivent Partner Small Cap Value Fund. This amount represented approximately 14% of the net assets of the Fund as of that date.

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THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2014	$14.15	$0.05	$1.21	$1.26	$(0.10)	$(0.54)
Year Ended 10/31/2013	11.54	0.07	2.73	2.80	(0.09)	(0.10)
Year Ended 10/31/2012	10.70	0.04	0.85	0.89	(0.05)	–
Year Ended 10/31/2011	10.35	0.07	0.33	0.40	(0.05)	–
Year Ended 10/31/2010	8.81	0.06	1.55	1.61	(0.07)	–

Institutional Class Shares
Year Ended 10/31/2014	14.27	0.10	1.23	1.33	(0.16)	(0.54)
Year Ended 10/31/2013	11.64	0.12	2.75	2.87	(0.14)	(0.10)
Year Ended 10/31/2012	10.78	0.09	0.86	0.95	(0.09)	–
Year Ended 10/31/2011	10.43	0.11	0.33	0.44	(0.09)	–
Year Ended 10/31/2010	8.87	0.09	1.56	1.65	(0.09)	–
MODERATELY AGGRESSIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2014	13.69	0.12	0.97	1.09	(0.16)	(0.45)
Year Ended 10/31/2013	11.64	0.15	2.16	2.31	(0.17)	(0.09)
Year Ended 10/31/2012	10.83	0.11	0.84	0.95	(0.14)	–
Year Ended 10/31/2011	10.65	0.16	0.17	0.33	(0.15)	–
Year Ended 10/31/2010	9.25	0.16	1.39	1.55	(0.15)	–

Institutional Class Shares
Year Ended 10/31/2014	13.79	0.17	0.98	1.15	(0.20)	(0.45)
Year Ended 10/31/2013	11.73	0.20	2.17	2.37	(0.22)	(0.09)
Year Ended 10/31/2012	10.92	0.16	0.83	0.99	(0.18)	–
Year Ended 10/31/2011	10.72	0.20	0.18	0.38	(0.18)	–
Year Ended 10/31/2010	9.31	0.20	1.39	1.59	(0.18)	–
MODERATE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2014	12.88	0.17	0.73	0.90	(0.20)	(0.32)
Year Ended 10/31/2013	11.55	0.18	1.48	1.66	(0.19)	(0.14)
Year Ended 10/31/2012	10.80	0.16	0.77	0.93	(0.17)	(0.01)
Year Ended 10/31/2011	10.67	0.22	0.13	0.35	(0.22)	–
Year Ended 10/31/2010	9.46	0.23	1.20	1.43	(0.22)	–

Institutional Class Shares
Year Ended 10/31/2014	12.91	0.21	0.73	0.94	(0.24)	(0.32)
Year Ended 10/31/2013	11.57	0.22	1.49	1.71	(0.23)	(0.14)
Year Ended 10/31/2012	10.82	0.20	0.77	0.97	(0.21)	(0.01)
Year Ended 10/31/2011	10.69	0.26	0.13	0.39	(0.26)	–
Year Ended 10/31/2010	9.48	0.26	1.20	1.46	(0.25)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.64)	$14.77	9.34%	$687.6	0.81%	0.30%	0.81%	0.30%	51%
(0.19)	14.15	24.64%	612.4	0.81%	0.52%	0.82%	0.51%	44%
(0.05)	11.54	8.42%	494.3	0.82%	0.33%	0.86%	0.29%	66%
(0.05)	10.70	3.87%	462.1	0.75%	0.64%	0.89%	0.51%	72%
(0.07)	10.35	18.29%	435.5	0.70%	0.57%	0.90%	0.37%	52%

(0.70)	14.90	9.73%	112.3	0.41%	0.70%	0.41%	0.70%	51%
(0.24)	14.27	25.11%	94.6	0.40%	0.96%	0.40%	0.96%	44%
(0.09)	11.64	8.94%	81.2	0.42%	0.73%	0.42%	0.73%	66%
(0.09)	10.78	4.16%	80.0	0.40%	1.01%	0.41%	1.00%	72%
(0.09)	10.43	18.73%	73.7	0.35%	0.94%	0.39%	0.90%	52%

(0.61)	14.17	8.29%	1,746.7	0.76%	0.85%	0.76%	0.85%	61%
(0.26)	13.69	20.28%	1,558.9	0.72%	1.15%	0.74%	1.13%	51%
(0.14)	11.64	8.92%	1,268.2	0.77%	0.99%	0.77%	0.99%	78%
(0.15)	10.83	3.06%	1,168.6	0.70%	1.44%	0.75%	1.39%	58%
(0.15)	10.65	16.92%	1,085.3	0.62%	1.60%	0.75%	1.47%	39%

(0.65)	14.29	8.73%	120.3	0.39%	1.22%	0.39%	1.22%	61%
(0.31)	13.79	20.66%	107.5	0.35%	1.50%	0.35%	1.50%	51%
(0.18)	11.73	9.29%	90.2	0.37%	1.39%	0.37%	1.39%	78%
(0.18)	10.92	3.55%	85.1	0.32%	1.82%	0.33%	1.81%	58%
(0.18)	10.72	17.24%	79.5	0.28%	1.94%	0.31%	1.92%	39%

(0.52)	13.26	7.22%	1,683.8	0.72%	1.29%	0.72%	1.29%	73%
(0.33)	12.88	14.74%	1,541.3	0.68%	1.51%	0.70%	1.48%	85%
(0.18)	11.55	8.68%	1,316.5	0.71%	1.47%	0.71%	1.47%	94%
(0.22)	10.80	3.27%	1,207.6	0.65%	2.02%	0.68%	1.99%	46%
(0.22)	10.67	15.30%	1,118.6	0.60%	2.28%	0.68%	2.21%	30%

(0.56)	13.29	7.56%	89.0	0.38%	1.62%	0.38%	1.62%	73%
(0.37)	12.91	15.18%	75.2	0.35%	1.83%	0.35%	1.83%	85%
(0.22)	11.57	9.05%	66.0	0.35%	1.83%	0.35%	1.83%	94%
(0.26)	10.82	3.62%	59.7	0.30%	2.36%	0.31%	2.35%	46%
(0.25)	10.69	15.64%	50.5	0.27%	2.60%	0.29%	2.58%	30%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
Net Asset Value, Beginning of Period		Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MODERATELY CONSERVATIVE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2014	$11.98	$0.20	$0.48	$0.68	$(0.21)	$(0.26)
Year Ended 10/31/2013	11.34	0.20	0.83	1.03	(0.20)	(0.19)
Year Ended 10/31/2012	10.75	0.19	0.65	0.84	(0.19)	(0.06)
Year Ended 10/31/2011	10.73	0.25	0.02	0.27	(0.25)	–
Year Ended 10/31/2010	9.78	0.27	0.94	1.21	(0.26)	–

Institutional Class Shares
Year Ended 10/31/2014	12.01	0.24	0.48	0.72	(0.25)	(0.26)
Year Ended 10/31/2013	11.37	0.23	0.83	1.06	(0.23)	(0.19)
Year Ended 10/31/2012	10.78	0.22	0.65	0.87	(0.22)	(0.06)
Year Ended 10/31/2011	10.75	0.28	0.03	0.31	(0.28)	–
Year Ended 10/31/2010	9.80	0.29	0.94	1.23	(0.28)	–
BALANCED INCOME PLUS FUND
Class A Shares
Year Ended 10/31/2014	14.21	0.24	0.72	0.96	(0.22)	(1.52)
Year Ended 10/31/2013	12.63	0.14	2.24	2.38	(0.15)	(0.65)
Year Ended 10/31/2012	12.11	0.13	0.83	0.96	(0.13)	(0.31)
Year Ended 10/31/2011	11.68	0.16	0.42	0.58	(0.15)	–
Year Ended 10/31/2010	10.20	0.15	1.48	1.63	(0.15)	–

Institutional Class Shares
Year Ended 10/31/2014	14.19	0.30	0.70	1.00	(0.27)	(1.52)
Year Ended 10/31/2013	12.61	0.20	2.24	2.44	(0.20)	(0.66)
Year Ended 10/31/2012	12.09	0.19	0.82	1.01	(0.18)	(0.31)
Year Ended 10/31/2011	11.66	0.21	0.43	0.64	(0.21)	–
Year Ended 10/31/2010	10.19	0.20	1.47	1.67	(0.20)	–
OPPORTUNITY INCOME PLUS FUND
Class A Shares
Year Ended 10/31/2014	10.32	0.36	0.06	0.42	(0.36)	–
Year Ended 10/31/2013	10.70	0.26	(0.39)	(0.13)	(0.25)	–
Year Ended 10/31/2012	10.19	0.26	0.50	0.76	(0.25)	–
Year Ended 10/31/2011	10.11	0.37	0.08	0.45	(0.37)	–
Year Ended 10/31/2010	9.36	0.39	0.75	1.14	(0.39)	–

Institutional Class Shares
Year Ended 10/31/2014	10.32	0.39	0.05	0.44	(0.38)	–
Year Ended 10/31/2013	10.71	0.29	(0.40)	(0.11)	(0.28)	–
Year Ended 10/31/2012	10.19	0.30	0.51	0.81	(0.29)	–
Year Ended 10/31/2011	10.11	0.40	0.08	0.48	(0.40)	–
Year Ended 10/31/2010	9.36	0.43	0.74	1.17	(0.42)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.47)	$12.19	5.86%	$731.4	0.77%	1.64%	0.77%	1.64%	140%
(0.39)	11.98	9.32%	701.3	0.71%	1.70%	0.75%	1.67%	166%
(0.25)	11.34	7.92%	632.9	0.75%	1.70%	0.75%	1.70%	145%
(0.25)	10.75	2.49%	559.7	0.64%	2.28%	0.69%	2.23%	46%
(0.26)	10.73	12.53%	503.7	0.58%	2.61%	0.69%	2.50%	29%

(0.51)	12.22	6.20%	32.3	0.44%	1.97%	0.44%	1.97%	140%
(0.42)	12.01	9.62%	31.7	0.41%	2.01%	0.41%	2.01%	166%
(0.28)	11.37	8.26%	28.0	0.41%	2.03%	0.41%	2.03%	145%
(0.28)	10.78	2.88%	22.4	0.33%	2.59%	0.33%	2.59%	46%
(0.28)	10.75	12.78%	21.7	0.32%	2.87%	0.33%	2.86%	29%

(1.74)	13.43	7.60%	222.1	1.06%	1.85%	1.06%	1.85%	124%
(0.80)	14.21	19.95%	167.8	1.09%	1.08%	1.10%	1.08%	236%
(0.44)	12.63	8.22%	141.0	1.11%	1.06%	1.12%	1.06%	197%
(0.15)	12.11	4.98%	141.0	1.12%	1.25%	1.13%	1.24%	211%
(0.15)	11.68	16.04%	148.9	1.17%	1.30%	1.17%	1.30%	219%

(1.79)	13.40	7.95%	54.9	0.66%	2.24%	0.66%	2.24%	124%
(0.86)	14.19	20.49%	54.7	0.66%	1.52%	0.67%	1.51%	236%
(0.49)	12.61	8.72%	49.9	0.66%	1.52%	0.67%	1.51%	197%
(0.21)	12.09	5.50%	52.7	0.65%	1.73%	0.65%	1.72%	211%
(0.20)	11.66	16.55%	56.6	0.67%	1.80%	0.67%	1.80%	219%

(0.36)	10.38	4.13%	271.1	0.85%	3.48%	0.95%	3.38%	169%
(0.25)	10.32	(1.26)%	228.4	0.85%	2.42%	0.94%	2.33%	387%
(0.25)	10.70	7.59%	249.2	0.85%	2.53%	0.94%	2.44%	355%
(0.37)	10.19	4.53%	236.3	0.85%	3.64%	0.95%	3.54%	333%
(0.39)	10.11	12.42%	245.0	0.86%	4.08%	0.97%	3.96%	307%

(0.38)	10.38	4.35%	113.1	0.64%	3.72%	0.64%	3.72%	169%
(0.28)	10.32	(1.04)%	24.8	0.53%	2.58%	0.55%	2.56%	387%
(0.29)	10.71	8.03%	37.0	0.53%	2.93%	0.54%	2.91%	355%
(0.40)	10.19	4.88%	56.5	0.52%	3.97%	0.53%	3.95%	333%
(0.42)	10.11	12.79%	50.1	0.53%	4.42%	0.55%	4.40%	307%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER EMERGING MARKETS EQUITY FUND
Class A Shares
Year Ended 10/31/2014	$10.51	$0.14	$(1.10)	$(0.96)	$(0.10)	$–
Year Ended 10/31/2013	10.27	0.08	0.26	0.34	–	(0.10)
Year Ended 10/31/2012(c)	10.00	0.01	0.26	0.27	–	–

Institutional Class Shares
Year Ended 10/31/2014	10.55	0.23	(1.16)	(0.93)	(0.15)	–
Year Ended 10/31/2013	10.27	0.12	0.26	0.38	–	(0.10)
Year Ended 10/31/2012(c)	10.00	0.02	0.25	0.27	–	–
PARTNER SMALL CAP GROWTH FUND
Class A Shares
Year Ended 10/31/2014	17.03	(0.25)	0.70	0.45	–	(2.36)
Year Ended 10/31/2013	12.64	(0.05)	4.82	4.77	–	(0.38)
Year Ended 10/31/2012	11.72	(0.17)	1.09	0.92	–	–
Year Ended 10/31/2011	10.81	(0.12)	1.03	0.91	–	–
Year Ended 10/31/2010	8.31	(0.11)	2.61	2.50	–	–

Institutional Class Shares
Year Ended 10/31/2014	17.57	(32.98)	33.49	0.51	–	(2.36)
Year Ended 10/31/2013	12.98	(0.04)	5.01	4.97	–	(0.38)
Year Ended 10/31/2012	11.99	(0.07)	1.06	0.99	–	–
Year Ended 10/31/2011	11.01	(0.08)	1.06	0.98	–	–
Year Ended 10/31/2010	8.42	(0.07)	2.66	2.59	–	–
PARTNER SMALL CAP VALUE FUND
Class A Shares
Year Ended 10/31/2014	20.62	0.08	1.06	1.14	–	(0.61)
Year Ended 10/31/2013	15.99	0.15	5.07	5.22	(0.30)	(0.29)
Year Ended 10/31/2012	14.47	0.09	1.60	1.69	(0.01)	(0.16)
Year Ended 10/31/2011	13.72	0.04	0.80	0.84	(0.09)	–
Year Ended 10/31/2010	11.26	0.02	2.47	2.49	(0.03)	–

Institutional Class Shares
Year Ended 10/31/2014	21.70	0.18	1.12	1.30	(0.08)	(0.61)
Year Ended 10/31/2013	16.80	0.23	5.34	5.57	(0.38)	(0.29)
Year Ended 10/31/2012	15.19	0.18	1.69	1.87	(0.10)	(0.16)
Year Ended 10/31/2011	14.39	0.14	0.82	0.96	(0.16)	–
Year Ended 10/31/2010	11.81	0.09	2.59	2.68	(0.10)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since fund inception, August 31, 2012.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.10)	$9.45	(9.17)%	$12.8	1.67%	1.32%	3.23%	(0.25)%	69%
(0.10)	10.51	3.26%	14.6	1.64%	0.81%	3.41%	(0.96)%	103%
–	10.27	2.70%	14.4	1.61%	0.60%	3.02%	(0.81)%	33%

(0.15)	9.47	(8.90)%	0.6	1.32%	1.64%	2.90%	0.06%	69%
(0.10)	10.55	3.65%	1.0	1.32%	1.12%	3.14%	(0.70)%	103%
–	10.27	2.70%	1.0	1.32%	0.89%	2.75%	(0.54)%	33%

(2.36)	15.12	3.24%	17.2	1.39%	(0.99)%	1.73%	(1.33)%	438%
(0.38)	17.03	38.86%	26.0	1.40%	(0.62)%	1.55%	(0.76)%	84%
–	12.64	7.85%	17.2	1.42%	(0.89)%	1.53%	(1.01)%	100%
–	11.72	8.42%	20.0	1.47%	(1.10)%	1.51%	(1.13)%	106%
–	10.81	30.08%	17.3	1.56%	(1.14)%	1.56%	(1.14)%	102%

(2.36)	15.72	3.51%	0.2	1.02%	(0.62)%	1.02%	(0.62)%	438%
(0.38)	17.57	39.40%	146.1	1.04%	(0.24)%	1.04%	(0.24)%	84%
–	12.98	8.26%	115.0	1.05%	(0.53)%	1.05%	(0.53)%	100%
–	11.99	8.90%	104.4	1.05%	(0.67)%	1.05%	(0.67)%	106%
–	11.01	30.76%	95.9	1.09%	(0.67)%	1.09%	(0.67)%	102%

(0.61)	21.15	5.65%	96.3	1.29%	0.38%	1.29%	0.38%	20%
(0.59)	20.62	33.79%	96.0	1.32%	0.76%	1.32%	0.76%	6%
(0.17)	15.99	11.87%	72.0	1.36%	0.59%	1.37%	0.59%	11%
(0.09)	14.47	6.08%	69.3	1.40%	0.28%	1.40%	0.28%	9%
(0.03)	13.72	22.14%	71.7	1.40%	0.14%	1.47%	0.07%	17%

(0.69)	22.31	6.12%	160.6	0.84%	0.83%	0.84%	0.83%	20%
(0.67)	21.70	34.41%	178.6	0.84%	1.28%	0.84%	1.28%	6%
(0.26)	16.80	12.51%	148.9	0.85%	1.10%	0.85%	1.10%	11%
(0.16)	15.19	6.64%	143.4	0.84%	0.84%	0.84%	0.84%	9%
(0.10)	14.39	22.78%	160.7	0.85%	0.70%	0.85%	0.70%	17%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
SMALL CAP STOCK FUND
Class A Shares
Year Ended 10/31/2014	$18.52	$(0.05)	$1.80	$1.75	$–	$(0.15)
Year Ended 10/31/2013	14.28	(0.05)	4.29	4.24	–	–
Year Ended 10/31/2012	13.35	(0.06)	0.99	0.93	–	–
Year Ended 10/31/2011	12.56	(0.11)	0.90	0.79	–	–
Year Ended 10/31/2010	10.26	(0.09)	2.39	2.30	–	–

Institutional Class Shares
Year Ended 10/31/2014	20.98	0.05	2.04	2.09	–	(0.15)
Year Ended 10/31/2013	16.09	0.09	4.80	4.89	–	–
Year Ended 10/31/2012	14.96	0.05	1.08	1.13	–	–
Year Ended 10/31/2011	13.99	0.07	0.90	0.97	–	–
Year Ended 10/31/2010	11.35	0.02	2.62	2.64	–	–
MID CAP GROWTH FUND
Class A Shares
Year Ended 10/31/2014	21.61	(0.03)	1.76	1.73	–	(2.73)
Year Ended 10/31/2013	18.34	(0.03)	4.66	4.63	–	(1.36)
Year Ended 10/31/2012	17.67	(0.08)	0.90	0.82	–	(0.15)
Year Ended 10/31/2011	16.62	(0.08)	1.13	1.05	–	–
Year Ended 10/31/2010	12.92	(0.08)	3.78	3.70	–	–

Institutional Class Shares
Year Ended 10/31/2014	24.70	(0.01)	2.14	2.13	–	(2.73)
Year Ended 10/31/2013	20.68	0.15	5.23	5.38	–	(1.36)
Year Ended 10/31/2012	19.81	0.05	0.97	1.02	–	(0.15)
Year Ended 10/31/2011	18.53	0.05	1.23	1.28	–	–
Year Ended 10/31/2010	14.31	(0.02)	4.24	4.22	–	–
PARTNER MID CAP VALUE FUND
Class A Shares
Year Ended 10/31/2014	16.26	0.04	1.89	1.93	(0.03)	(3.00)
Year Ended 10/31/2013	12.81	0.06	3.77	3.83	(0.10)	(0.28)
Year Ended 10/31/2012	11.55	0.10	1.21	1.31	(0.05)	–
Year Ended 10/31/2011	11.19	0.05	0.35	0.40	(0.04)	–
Year Ended 10/31/2010	8.97	0.06	2.23	2.29	(0.07)	–

Institutional Class Shares
Year Ended 10/31/2014	16.33	0.08	1.91	1.99	(0.07)	(3.00)
Year Ended 10/31/2013	12.86	0.13	3.76	3.89	(0.14)	(0.28)
Year Ended 10/31/2012	11.60	0.15	1.20	1.35	(0.09)	–
Year Ended 10/31/2011	11.23	0.10	0.35	0.45	(0.08)	–
Year Ended 10/31/2010	8.99	0.09	2.24	2.33	(0.09)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.15)	$20.12	9.48%	$259.8	1.25%	(0.15)%	1.25%	(0.15)%	56%
–	18.52	29.69%	255.6	1.29%	(0.16)%	1.29%	(0.16)%	66%
–	14.28	6.97%	216.6	1.33%	(0.31)%	1.33%	(0.31)%	91%
–	13.35	6.29%	226.3	1.37%	(0.67)%	1.37%	(0.67)%	99%
–	12.56	22.42%	239.1	1.46%	(0.62)%	1.46%	(0.62)%	203%

(0.15)	22.92	10.00%	90.8	0.75%	0.35%	0.75%	0.35%	56%
–	20.98	30.39%	80.2	0.76%	0.36%	0.76%	0.36%	66%
–	16.09	7.55%	63.4	0.77%	0.26%	0.77%	0.26%	91%
–	14.96	6.93%	60.3	0.76%	(0.05)%	0.76%	(0.05)%	99%
–	13.99	23.26%	68.6	0.78%	0.05%	0.78%	0.05%	203%

(2.73)	20.61	9.22%	269.7	0.96%	(0.24)%	0.96%	(0.24)%	45%
(1.36)	21.61	27.13%	265.7	1.00%	(0.15)%	1.00%	(0.15)%	37%
(0.15)	18.34	4.72%	229.0	1.03%	(0.36)%	1.03%	(0.36)%	46%
–	17.67	6.32%	238.0	1.07%	(0.35)%	1.07%	(0.35)%	68%
–	16.62	28.64%	241.7	1.18%	(0.51)%	1.18%	(0.51)%	55%

(2.73)	24.10	9.74%	167.2	0.52%	0.20%	0.52%	0.20%	45%
(1.36)	24.70	27.72%	154.1	0.52%	0.34%	0.52%	0.34%	37%
(0.15)	20.68	5.23%	150.7	0.53%	0.13%	0.53%	0.13%	46%
–	19.81	6.91%	152.8	0.52%	0.21%	0.52%	0.21%	68%
–	18.53	29.49%	147.6	0.53%	0.15%	0.53%	0.15%	55%

(3.03)	15.16	14.38%	26.6	1.25%	0.31%	1.46%	0.10%	92%
(0.38)	16.26	30.68%	31.1	1.25%	0.50%	1.43%	0.32%	109%
(0.05)	12.81	11.41%	19.4	1.25%	0.85%	1.46%	0.64%	83%
(0.04)	11.55	3.57%	17.8	1.25%	0.45%	1.43%	0.27%	78%
(0.07)	11.19	25.63%	16.6	1.25%	0.60%	1.46%	0.38%	91%

(3.07)	15.25	14.78%	148.6	0.88%	0.65%	0.88%	0.65%	92%
(0.42)	16.33	31.14%	129.6	0.90%	0.88%	0.90%	0.88%	109%
(0.09)	12.86	11.77%	111.1	0.91%	1.20%	0.91%	1.20%	83%
(0.08)	11.60	3.94%	100.4	0.90%	0.81%	0.90%	0.81%	78%
(0.09)	11.23	26.07%	104.2	0.93%	0.92%	0.93%	0.92%	91%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MID CAP STOCK FUND
Class A Shares
Year Ended 10/31/2014	$20.38	$0.07	$3.10	$3.17	$–	$–
Year Ended 10/31/2013	15.34	0.01	5.03	5.04	–	–
Year Ended 10/31/2012	14.30	(0.01)	1.05	1.04	–	–
Year Ended 10/31/2011	13.49	(0.02)	0.83	0.81	–	–
Year Ended 10/31/2010	10.89	–	2.60	2.60	–	–

Institutional Class Shares
Year Ended 10/31/2014	22.09	0.22	3.31	3.53	(0.08)	–
Year Ended 10/31/2013	16.63	0.10	5.43	5.53	(0.07)	–
Year Ended 10/31/2012	15.43	0.07	1.13	1.20	–	–
Year Ended 10/31/2011	14.53	0.06	0.89	0.95	(0.05)	–
Year Ended 10/31/2010	11.71	0.07	2.79	2.86	(0.04)	–
PARTNER WORLDWIDE ALLOCATION FUND
Class A Shares
Year Ended 10/31/2014	10.29	0.16	(0.25)	(0.09)	(0.17)	–
Year Ended 10/31/2013	8.73	0.16	1.58	1.74	(0.18)	–
Year Ended 10/31/2012	8.30	0.19	0.32	0.51	(0.08)	–
Year Ended 10/31/2011	8.80	0.10	(0.50)	(0.40)	(0.10)	–
Year Ended 10/31/2010	7.70	0.11	1.10	1.21	(0.11)	–

Institutional Class Shares
Year Ended 10/31/2014	10.36	0.21	(0.25)	(0.04)	(0.21)	–
Year Ended 10/31/2013	8.79	0.19	1.59	1.78	(0.21)	–
Year Ended 10/31/2012	8.34	0.19	0.35	0.54	(0.09)	–
Year Ended 10/31/2011	8.83	0.08	(0.45)	(0.37)	(0.12)	–
Year Ended 10/31/2010	7.72	0.13	1.11	1.24	(0.13)	–
LARGE CAP GROWTH FUND
Class A Shares
Year Ended 10/31/2014	7.10	(0.02)	1.23	1.21	–	–
Year Ended 10/31/2013	5.48	0.01	1.63	1.64	(0.02)	–
Year Ended 10/31/2012	4.92	0.01	0.55	0.56	–	–
Year Ended 10/31/2011	4.80	(0.01)	0.13	0.12	–	–
Year Ended 10/31/2010	4.26	(0.01)	0.56	0.55	(0.01)	–

Institutional Class Shares
Year Ended 10/31/2014	7.65	0.01	1.33	1.34	(0.03)	–
Year Ended 10/31/2013	5.91	0.04	1.74	1.78	(0.04)	–
Year Ended 10/31/2012	5.28	0.03	0.60	0.63	–	–
Year Ended 10/31/2011	5.13	0.01	0.14	0.15	–	–
Year Ended 10/31/2010	4.54	0.01	0.60	0.61	(0.02)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$–	$23.55	15.55%	$678.2	1.11%	0.30%	1.11%	0.30%	27%
–	20.38	32.86%	625.4	1.15%	0.07%	1.15%	0.07%	39%
–	15.34	7.27%	517.5	1.18%	(0.08)%	1.18%	(0.08)%	36%
–	14.30	6.00%	538.7	1.20%	(0.15)%	1.20%	(0.15)%	35%
–	13.49	23.88%	571.1	1.25%	0.01%	1.25%	0.01%	69%

(0.08)	25.54	16.01%	264.0	0.71%	0.70%	0.71%	0.70%	27%
(0.07)	22.09	33.41%	290.0	0.71%	0.50%	0.71%	0.50%	39%
–	16.63	7.78%	220.4	0.72%	0.38%	0.72%	0.38%	36%
(0.05)	15.43	6.51%	215.6	0.71%	0.33%	0.71%	0.33%	35%
(0.04)	14.53	24.50%	216.6	0.73%	0.55%	0.73%	0.55%	69%

(0.17)	10.03	(0.89)%	178.2	1.40%	1.57%	1.55%	1.41%	77%
(0.18)	10.29	20.26%	181.6	1.37%	1.60%	1.60%	1.37%	74%
(0.08)	8.73	6.20%	159.5	1.30%	2.02%	1.61%	1.71%	57%
(0.10)	8.30	(4.60)%	179.9	1.30%	1.86%	1.61%	1.55%	101%
(0.11)	8.80	15.88%	35.3	1.30%	1.61%	1.64%	1.27%	88%

(0.21)	10.11	(0.40)%	651.9	0.97%	1.99%	0.99%	1.98%	77%
(0.21)	10.36	20.64%	671.5	0.98%	1.99%	0.98%	1.99%	74%
(0.09)	8.79	6.58%	544.6	0.98%	2.31%	0.98%	2.31%	57%
(0.12)	8.34	(4.24)%	478.0	1.00%	2.16%	1.06%	2.10%	101%
(0.13)	8.83	16.26%	219.2	0.99%	1.95%	1.19%	1.75%	88%

–	8.31	17.10%	183.6	1.20%	(0.25)%	1.34%	(0.38)%	45%
(0.02)	7.10	29.99%	157.0	1.20%	0.14%	1.41%	(0.07)%	63%
–	5.48	11.38%	125.0	1.20%	0.19%	1.48%	(0.09)%	101%
–	4.92	2.50%	117.7	1.20%	(0.23)%	1.56%	(0.59)%	249%
(0.01)	4.80	12.94%	121.3	1.19%	(0.22)%	1.64%	(0.66)%	232%

(0.03)	8.96	17.53%	338.3	0.81%	0.14%	0.81%	0.14%	45%
(0.04)	7.65	30.30%	286.9	0.82%	0.52%	0.82%	0.52%	63%
–	5.91	11.94%	224.9	0.83%	0.57%	0.83%	0.57%	101%
–	5.28	2.92%	204.3	0.83%	0.14%	0.83%	0.14%	249%
(0.02)	5.13	13.52%	200.0	0.84%	0.13%	0.84%	0.13%	232%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LARGE CAP VALUE FUND
Class A Shares
Year Ended 10/31/2014	$18.60	$0.20	$2.02	$2.22	$(0.17)	$–
Year Ended 10/31/2013	14.66	0.22	3.96	4.18	(0.24)	–
Year Ended 10/31/2012	12.94	0.22	1.67	1.89	(0.17)	–
Year Ended 10/31/2011	12.61	0.19	0.26	0.45	(0.12)	–
Year Ended 10/31/2010	11.55	0.13	1.07	1.20	(0.14)	–

Institutional Class Shares
Year Ended 10/31/2014	18.73	0.29	2.03	2.32	(0.25)	–
Year Ended 10/31/2013	14.76	0.29	3.99	4.28	(0.31)	–
Year Ended 10/31/2012	13.04	0.27	1.70	1.97	(0.25)	–
Year Ended 10/31/2011	12.71	0.24	0.28	0.52	(0.19)	–
Year Ended 10/31/2010	11.64	0.18	1.10	1.28	(0.21)	–
LARGE CAP STOCK FUND
Class A Shares
Year Ended 10/31/2014	27.54	0.22	2.57	2.79	(0.10)	(2.48)
Year Ended 10/31/2013	23.64	0.19	5.24	5.43	(0.25)	(1.28)
Year Ended 10/31/2012	21.30	0.20	2.29	2.49	(0.15)	–
Year Ended 10/31/2011	20.87	0.13	0.37	0.50	(0.07)	–
Year Ended 10/31/2010	18.87	0.06	2.04	2.10	(0.10)	–

Institutional Class Shares
Year Ended 10/31/2014	27.75	0.35	2.58	2.93	(0.21)	(2.48)
Year Ended 10/31/2013	23.82	0.30	5.27	5.57	(0.36)	(1.28)
Year Ended 10/31/2012	21.48	0.30	2.30	2.60	(0.26)	–
Year Ended 10/31/2011	21.05	0.24	0.38	0.62	(0.19)	–
Year Ended 10/31/2010	19.02	0.15	2.09	2.24	(0.21)	–
HIGH YIELD FUND
Class A Shares
Year Ended 10/31/2014	5.09	0.29	(0.05)	0.24	(0.29)	–
Year Ended 10/31/2013	5.01	0.31	0.07	0.38	(0.30)	–
Year Ended 10/31/2012	4.71	0.34	0.30	0.64	(0.34)	–
Year Ended 10/31/2011	4.86	0.36	(0.15)	0.21	(0.36)	–
Year Ended 10/31/2010	4.47	0.37	0.39	0.76	(0.37)	–

Institutional Class Shares
Year Ended 10/31/2014	5.10	0.30	(0.05)	0.25	(0.30)	–
Year Ended 10/31/2013	5.01	0.32	0.09	0.41	(0.32)	–
Year Ended 10/31/2012	4.72	0.35	0.29	0.64	(0.35)	–
Year Ended 10/31/2011	4.86	0.38	(0.14)	0.24	(0.38)	–
Year Ended 10/31/2010	4.47	0.39	0.38	0.77	(0.38)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.17)	$20.65	12.00%	$237.1	0.94%	1.00%	0.94%	1.00%	24%
(0.24)	18.60	28.92%	214.6	0.98%	1.25%	0.98%	1.25%	39%
(0.17)	14.66	14.82%	171.1	1.04%	1.42%	1.04%	1.42%	92%
(0.12)	12.94	3.49%	164.5	1.06%	1.22%	1.06%	1.22%	74%
(0.14)	12.61	10.45%	176.0	1.10%	0.91%	1.10%	0.91%	115%

(0.25)	20.80	12.47%	562.0	0.52%	1.42%	0.52%	1.42%	24%
(0.31)	18.73	29.57%	508.9	0.52%	1.72%	0.52%	1.72%	39%
(0.25)	14.76	15.37%	403.0	0.53%	1.92%	0.53%	1.92%	92%
(0.19)	13.04	4.03%	356.0	0.52%	1.76%	0.52%	1.76%	74%
(0.21)	12.71	11.09%	331.2	0.53%	1.46%	0.53%	1.46%	115%

(2.58)	27.75	11.06%	1,594.0	1.02%	0.82%	1.02%	0.82%	65%
(1.53)	27.54	24.57%	1,556.5	1.05%	0.81%	1.05%	0.81%	66%
(0.15)	23.64	11.75%	1,382.5	1.09%	0.84%	1.09%	0.84%	124%
(0.07)	21.30	2.39%	1,393.5	1.11%	0.56%	1.11%	0.56%	146%
(0.10)	20.87	11.16%	1,549.4	1.13%	0.29%	1.13%	0.29%	185%

(2.69)	27.99	11.53%	174.2	0.61%	1.24%	0.61%	1.24%	65%
(1.64)	27.75	25.10%	192.8	0.61%	1.25%	0.61%	1.25%	66%
(0.26)	23.82	12.27%	170.3	0.62%	1.30%	0.62%	1.30%	124%
(0.19)	21.48	2.89%	170.2	0.60%	1.06%	0.60%	1.06%	146%
(0.21)	21.05	11.80%	176.4	0.61%	0.81%	0.61%	0.81%	185%

(0.29)	5.04	4.72%	540.1	0.80%	5.59%	0.80%	5.59%	43%
(0.30)	5.09	7.85%	540.0	0.81%	6.03%	0.81%	6.03%	61%
(0.34)	5.01	13.96%	520.0	0.82%	6.95%	0.82%	6.95%	52%
(0.36)	4.71	4.37%	445.3	0.84%	7.43%	0.84%	7.43%	63%
(0.37)	4.86	17.65%	448.1	0.86%	7.96%	0.86%	7.96%	83%

(0.30)	5.05	5.05%	246.2	0.49%	5.90%	0.49%	5.90%	43%
(0.32)	5.10	8.42%	240.7	0.48%	6.36%	0.48%	6.36%	61%
(0.35)	5.01	14.12%	285.7	0.47%	7.30%	0.47%	7.30%	52%
(0.38)	4.72	4.98%	243.4	0.47%	7.80%	0.47%	7.80%	63%
(0.38)	4.86	18.12%	254.6	0.46%	8.36%	0.46%	8.36%	83%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
INCOME FUND
Class A Shares
Year Ended 10/31/2014	$9.09	$0.32	$0.20	$0.52	$(0.32)	$–
Year Ended 10/31/2013	9.38	0.31	(0.29)	0.02	(0.31)	–
Year Ended 10/31/2012	8.77	0.33	0.61	0.94	(0.33)	–
Year Ended 10/31/2011	8.80	0.38	(0.03)	0.35	(0.38)	–
Year Ended 10/31/2010	8.12	0.40	0.68	1.08	(0.40)	–

Institutional Class Shares
Year Ended 10/31/2014	9.08	0.35	0.21	0.56	(0.35)	–
Year Ended 10/31/2013	9.37	0.35	(0.30)	0.05	(0.34)	–
Year Ended 10/31/2012	8.76	0.37	0.60	0.97	(0.36)	–
Year Ended 10/31/2011	8.79	0.42	(0.03)	0.39	(0.42)	–
Year Ended 10/31/2010	8.12	0.44	0.67	1.11	(0.44)	–
MUNICIPAL BOND FUND
Class A Shares
Year Ended 10/31/2014	11.18	0.42	0.50	0.92	(0.42)	–
Year Ended 10/31/2013	11.93	0.42	(0.74)	(0.32)	(0.42)	(0.01)
Year Ended 10/31/2012	11.30	0.44	0.63	1.07	(0.44)	–
Year Ended 10/31/2011	11.42	0.46	(0.10)	0.36	(0.46)	(0.02)
Year Ended 10/31/2010	11.15	0.47	0.27	0.74	(0.47)	–

Institutional Class Shares
Year Ended 10/31/2014	11.18	0.44	0.50	0.94	(0.44)	–
Year Ended 10/31/2013	11.93	0.45	(0.74)	(0.29)	(0.45)	(0.01)
Year Ended 10/31/2012	11.30	0.47	0.63	1.10	(0.47)	–
Year Ended 10/31/2011	11.42	0.49	(0.10)	0.39	(0.49)	(0.02)
Year Ended 10/31/2010	11.15	0.50	0.27	0.77	(0.50)	–
GOVERNMENT BOND FUND
Class A Shares
Year Ended 10/31/2014	10.02	0.11	0.14	0.25	(0.11)	(0.11)
Year Ended 10/31/2013	10.76	0.07	(0.33)	(0.26)	(0.08)	(0.40)
Year Ended 10/31/2012	10.69	0.11	0.32	0.43	(0.11)	(0.25)
Year Ended 10/31/2011	10.56	0.19	0.21	0.40	(0.19)	(0.08)
Year Ended 10/31/2010(c)	10.00	0.11	0.56	0.67	(0.11)	–

Institutional Class Shares
Year Ended 10/31/2014	10.02	0.14	0.14	0.28	(0.14)	(0.11)
Year Ended 10/31/2013	10.76	0.11	(0.34)	(0.23)	(0.11)	(0.40)
Year Ended 10/31/2012	10.69	0.14	0.32	0.46	(0.14)	(0.25)
Year Ended 10/31/2011	10.57	0.23	0.20	0.43	(0.23)	(0.08)
Year Ended 10/31/2010(c)	10.00	0.13	0.57	0.70	(0.13)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since fund inception, February 26, 2010.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.32)	$9.29	5.79%	$400.5	0.77%	3.47%	0.77%	3.47%	97%
(0.31)	9.09	0.23%	419.5	0.77%	3.40%	0.77%	3.40%	121%
(0.33)	9.38	10.92%	448.0	0.77%	3.69%	0.77%	3.69%	117%
(0.38)	8.77	4.11%	397.9	0.79%	4.38%	0.79%	4.38%	138%
(0.40)	8.80	13.66%	405.1	0.80%	4.81%	0.81%	4.80%	146%

(0.35)	9.29	6.29%	438.1	0.40%	3.83%	0.40%	3.83%	97%
(0.34)	9.08	0.60%	403.3	0.40%	3.77%	0.40%	3.77%	121%
(0.36)	9.37	11.34%	456.1	0.39%	4.07%	0.39%	4.07%	117%
(0.42)	8.76	4.52%	401.1	0.39%	4.78%	0.39%	4.77%	138%
(0.44)	8.79	13.99%	370.7	0.39%	5.23%	0.40%	5.22%	146%

(0.42)	11.68	8.33%	1,446.3	0.75%	3.65%	0.75%	3.65%	8%
(0.43)	11.18	(2.76)%	1,397.2	0.74%	3.65%	0.74%	3.65%	24%
(0.44)	11.93	9.61%	1,532.0	0.74%	3.76%	0.74%	3.76%	13%
(0.48)	11.30	3.39%	1,339.6	0.76%	4.19%	0.76%	4.19%	8%
(0.47)	11.42	6.79%	1,384.5	0.76%	4.20%	0.76%	4.20%	9%

(0.44)	11.68	8.61%	97.2	0.49%	3.90%	0.49%	3.90%	8%
(0.46)	11.18	(2.51)%	91.8	0.49%	3.91%	0.49%	3.91%	24%
(0.47)	11.93	9.89%	102.5	0.49%	4.02%	0.49%	4.02%	13%
(0.51)	11.30	3.67%	86.5	0.49%	4.46%	0.49%	4.46%	8%
(0.50)	11.42	7.08%	95.3	0.50%	4.46%	0.50%	4.46%	9%

(0.22)	10.05	2.56%	14.1	0.90%	1.08%	1.07%	0.90%	130%
(0.48)	10.02	(2.51)%	13.0	0.90%	0.71%	1.03%	0.57%	184%
(0.36)	10.76	4.08%	14.5	0.89%	1.02%	0.99%	0.93%	191%
(0.27)	10.69	3.99%	7.3	0.92%	1.82%	1.00%	1.74%	183%
(0.11)	10.56	6.73%	5.9	0.87%	1.61%	0.87%	1.61%	146%

(0.25)	10.05	2.90%	88.7	0.57%	1.41%	0.57%	1.41%	130%
(0.51)	10.02	(2.18)%	95.1	0.57%	1.06%	0.57%	1.06%	184%
(0.39)	10.76	4.44%	98.0	0.55%	1.38%	0.55%	1.38%	191%
(0.31)	10.69	4.25%	94.6	0.57%	2.18%	0.57%	2.18%	183%
(0.13)	10.57	7.04%	105.6	0.60%	1.94%	0.60%	1.94%	146%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LIMITED MATURITY BOND FUND
Class A Shares
Year Ended 10/31/2014	$12.53	$0.18	$(0.02)	$0.16	$(0.18)	$(0.07)
Year Ended 10/31/2013	12.62	0.15	(0.09)	0.06	(0.15)	–
Year Ended 10/31/2012	12.41	0.19	0.20	0.39	(0.18)	–
Year Ended 10/31/2011	12.58	0.28	(0.17)	0.11	(0.28)	–
Year Ended 10/31/2010	12.24	0.38	0.34	0.72	(0.38)	–

Institutional Class Shares
Year Ended 10/31/2014	12.53	0.21	(0.02)	0.19	(0.21)	(0.07)
Year Ended 10/31/2013	12.62	0.18	(0.09)	0.09	(0.18)	–
Year Ended 10/31/2012	12.40	0.22	0.21	0.43	(0.21)	–
Year Ended 10/31/2011	12.58	0.31	(0.18)	0.13	(0.31)	–
Year Ended 10/31/2010	12.23	0.42	0.34	0.76	(0.41)	–
MONEY MARKET FUND
Class A Shares
Year Ended 10/31/2014	1.00	–	–	–	–	–
Year Ended 10/31/2013	1.00	–	–	–	–	–
Year Ended 10/31/2012	1.00	–	–	–	–	–
Year Ended 10/31/2011	1.00	–	–	–	–	–
Year Ended 10/31/2010	1.00	–	–	–	–	–

Institutional Class Shares
Year Ended 10/31/2014	1.00	–	–	–	–	–
Year Ended 10/31/2013	1.00	–	–	–	–	–
Year Ended 10/31/2012	1.00	–	–	–	–	–
Year Ended 10/31/2011	1.00	–	–	–	–	–
Year Ended 10/31/2010	1.00	–	–	–	–	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.25)	$12.44	1.27%	$360.2	0.62%	1.44%	0.62%	1.44%	102%
(0.15)	12.53	0.46%	415.6	0.60%	1.21%	0.61%	1.20%	121%
(0.18)	12.62	3.18%	408.2	0.60%	1.51%	0.61%	1.50%	113%
(0.28)	12.41	0.87%	344.8	0.61%	2.20%	0.61%	2.19%	109%
(0.38)	12.58	5.97%	272.7	0.64%	3.09%	0.64%	3.09%	131%

(0.28)	12.44	1.52%	467.3	0.37%	1.69%	0.37%	1.69%	102%
(0.18)	12.53	0.70%	448.1	0.37%	1.44%	0.37%	1.44%	121%
(0.21)	12.62	3.52%	472.6	0.36%	1.77%	0.36%	1.77%	113%
(0.31)	12.40	1.05%	584.7	0.35%	2.45%	0.36%	2.45%	109%
(0.41)	12.58	6.35%	530.8	0.36%	3.38%	0.37%	3.38%	131%

–	1.00	0.00%	422.7	0.19%	0.00%	0.94%	(0.75)%	N/A
–	1.00	0.00%	469.0	0.23%	0.00%	0.94%	(0.71)%	N/A
–	1.00	0.00%	493.9	0.29%	0.00%	0.93%	(0.64)%	N/A
–	1.00	0.00%	587.9	0.30%	0.00%	0.93%	(0.63)%	N/A
–	1.00	0.00%	717.0	0.30%	0.00%	0.88%	(0.57)%	N/A

–	1.00	0.00%	6.2	0.19%	0.00%	0.61%	(0.42)%	N/A
–	1.00	0.00%	6.5	0.23%	0.00%	0.59%	(0.37)%	N/A
–	1.00	0.00%	12.5	0.29%	0.00%	0.58%	(0.29)%	N/A
–	1.00	0.00%	11.6	0.30%	0.00%	0.56%	(0.27)%	N/A
–	1.00	0.00%	14.5	0.30%	0.00%	0.52%	(0.22)%	N/A

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

ADDITIONAL INFORMATION

(unaudited)

Shareholder Notification of Federal Tax Information

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distributions in January 2015.

The Funds designate the following percentages of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the tax period ending October 31, 2014:

Fund	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Aggressive Allocation	39%	50%
Moderately Aggressive Allocation	19%	30%
Moderate Allocation	15%	25%
Moderately Conservative Allocation	10%	17%
Balanced Income Plus	15%	19%
Opportunity Income Plus	2%	2%
Partner Emerging Markets Equity	0%	100%
Partner Small Cap Growth	20%	21%
Partner Small Cap Value	100%	100%
Mid Cap Growth	95%	99%
Partner Mid Cap Value	15%	16%
Mid Cap Stock	100%	100%
Partner Worldwide Allocation	0%	100%
Large Cap Growth	100%	100%
Large Cap Value	100%	100%
Large Cap Stock	51%	58%
High Yield	1%	1%
Income	2%	2%
Limited Maturity Bond	1%	2%

The Municipal Bond Fund designates 99.33% of the dividends declared from net investment income as exempt from federal income tax for the tax period ended October 31, 2014.

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Funds hereby designate the following amounts as long-term capital gains distributed during the year ended October 31, 2014, or if subsequently determined to be different, the net capital gain of such year:

Fund	Distributions of Long-Term Capital Gains
Aggressive Allocation	$19,664,445
Moderately Aggressive Allocation	38,715,603
Moderate Allocation	28,989,544
Moderately Conservative Allocation	12,711,369
Balanced Income Plus	14,369,018
Partner Small Cap Growth	31,569,531
Partner Small Cap Value	10,485,842
Small Cap Stock	3,239,087
Mid Cap Growth	47,993,909
Partner Mid Cap Value	20,424,078
Mid Cap Stock	7,232,000
Large Cap Value	886,503
Large Cap Stock	126,662,661
Government Bond	1,228,454
Limited Maturity Bond	4,999,009

These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at www. thrivent.com or www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s most recent Form N-Q Schedule of Investments also is at www.thrivent.com or www. sec.gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

BOARD OF TRUSTEES AND OFFICERS

The following table provides information about the Trustees and Officers of the Trust. Each Trustee oversees each of the 26 series of the Trust and also serves as:

•

Director of Thrivent Series Fund, Inc., a registered investment company consisting of 33 portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company and investment options in the retirement plan offered by Thrivent Financial, and

•

Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 26 series of the Trust, the 33 portfolios of Thrivent Series Fund, Inc. and Thrivent Cash Management Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-847-4836.

Interested Trustee (1)(2)(3)(4)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Russell W. Swansen (1957) 2008	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2003.

Independent Trustees (2)(3)(4)(5)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Janice B. Case (1952) 2011	Independent Trustee of North American Electric Reliability Corporation (self-regulatory organization) since 2008.
Richard L. Gady (1943) 1987	Retired.
Richard A. Hauser (1943) 2004	Vice President and Assistant General Counsel, The Boeing Company since 2007.
Marc S. Joseph (1960) 2011	Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004.
Paul R. Laubscher (1956) 2009	Portfolio Manager for U.S. private real estate portfolios of IBM Retirement Funds.
James A. Nussle (1960) 2011

President and Chief Operating Officer of Growth Energy (trade association) since 2010; Advisory Board member of VISTA Capital Partners (private equity firm) since 2010; Contributor on CNBC (media) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009.

Douglas D. Sims (1946) 2006	Currently, Director of Keystone Science School. Previously, Director of the Center for Corporate Excellence.
Constance L. Souders (1950) 2007	Retired.

BOARD OF TRUSTEES AND OFFICERS

Executive Officers (4)

Name (Year of Birth) Position Held With Thrivent	Principal Occupation(s) During the Past Five Years
Russell W. Swansen (1957) President	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2003.
David S. Royal (1971) Secretary and Chief Legal Officer	Vice President, Deputy General Counsel since 2006; Interim Investment Company and Investment Adviser Chief Compliance Officer from May 2010 until December 2010.
Gerard V. Vaillancourt (1967) Treasurer and Principal Accounting Officer	Vice President, Mutual Fund Accounting since 2006.
Ted S. Dryden (1965) Chief Compliance Officer

Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since December 2010; Chief Compliance Officer, OptumHealth Financial Services from 2009 to 2010; Vice President, Asset Management Compliance, Ameriprise Financial from 2006 to 2009.

Janice M. Guimond (1965) Vice President	Vice President, Investment Operations, Thrivent Financial since 2004.
Kathleen M. Koelling (1977) Anti-Money Laundering Officer (6)	Privacy and Anti-Money Laundering Officer, Thrivent Financial since 2011; Senior Counsel, Thrivent Financial since 2002.
Mark D. Anema (1961) Vice President	Vice President, New Product Management and Development, Thrivent Financial since 2007.
Karen L. Larson (1965) Assistant Vice President	Vice President, Member and Field Support Services, Thrivent Financial since 2010; Vice President, Thrivent Brokerage Managed Accounts from 2009 to 2010.
Michael W. Kremenak (1978) Assistant Secretary

Senior Counsel, Thrivent Financial since January 2013; Vice President and Assistant General Counsel at Nuveen Investments 2011 until 2013; Attorney at FAF Advisors 2009 to 2010; Associate at Skadden, Arps, Slate, Meagher & Flom 2005 to 2009.

James M. Odland (1955) Assistant Secretary	Vice President and Managing Counsel, Thrivent Financial since 2005.
Todd J. Kelly (1969) Assistant Treasurer (6)	Director, Fund Accounting Operations, Thrivent Financial since 2002.
Sarah L. Bergstrom (1977) Assistant Treasurer	Director, Fund Accounting Administration, Thrivent Financial since 2007.

(1)

“Interested Trustee” of the Fund as defined in the investment Company Act of 1940 by virtue of positions with Thrivent Financial. Mr. Swansen is considered an interested trustee because of his principal occupation with Thrivent Financial.

(2)	Each Trustee serves an indefinite term until her or his successor is duly elected and qualified. Trustees serve at the discretion of the board until their successors are duly appointed and qualified.
(3)	Each Trustee oversees 60 portfolios.
(4)	The address for each Trustee and Officer unless otherwise noted is 625 Fourth Avenue South, Minneapolis, MN 55415
(5)	The Trustees other than Mr. Swansen are not “interested trustees” of the Fund and are referred to as “Independent Trustees.”
(6)	The address for this Officer is 4321 North Ballard Road, Appleton, WI 54913

Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus and

Institutional Class Shares Prospectus,

each dated February 28, 2014

with respect to

Thrivent Limited Maturity Bond Fund

The following changes are hereby made to the sections of the prospectus describing Thrivent Limited Maturity Bond Fund (the “Fund”):

1. The first two sentences under “Principal Strategies” in the “Summary Section” and in “More about Investment Strategies and Risks” describing the Fund are deleted and replaced with the following two sentences:

The principal strategies of the Fund are to invest in investment-grade corporate bonds, government bonds, mortgage-backed securities (including commercially backed ones), asset-backed securities, and collateralized debt obligations (including collateralized loan obligations). Asset-backed securities are securities backed by notes or receivables originated by banks, credit card companies, or other providers of credit; collateralized debt obligations are types of asset-backed securities.

2. The following risk is added under “Principal Risks” in the “Summary Section” describing the Fund and under “Glossary of Principal Risks:

Collateralized Debt Obligations Risk: The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. In addition to the typical risks associated with fixed income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value, and/or be downgraded; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

3. The following is inserted in “Other Securities and Investment Practices”:

Collateralized Debt Obligations: Thrivent Limited Maturity Bond Fund may invest in collateralized debt obligations (“CDOs”) as a principal strategy. CDOs are types of asset-backed securities. Collateralized loan obligations (“CLOs”) are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Normally, collateralized bond obligations (“CBOs”), CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities.

The date of this Supplement is November 19, 2014.

Please include this Supplement with your Prospectus.

THRIVENT
MUTUAL FUNDS

NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

BUSINESS REPLY MAIL

FIRST-CLASS MAIL PERMIT NO. 184 APPLETON, WI

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ATTN: CHOOSE PAPERLESS DELIVERY
THRIVENT FINANCIAL
4321 N BALLARD RD
APPLETON WI 54913-9847

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THRIVENT
MUTUAL FUNDS

625 Fourth Ave. S., Minneapolis, MN 55415-1665

We're listening to you!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836. If you wish to revoke householding in the future, you may write to us at 4321 N. Ballard Road, Appleton, WI, 54919-0001 or by calling us at 800-847-4836. We will begin to mail separate regulatory mailings within 30 days of receiving your request.

Choose Paperless Delivery

By signing below, I request electronic delivery of the following documents regarding my Thrivent Mutual Funds and variable insurance products issued by Thrivent Financial and Thrivent Life Insurance Company (including Thrivent Series Fund, Inc.):

- **Prospectus**
- **Annual and semiannual reports**
- **Annual privacy notices**

Please note: Electronic delivery is currently not available for business accounts, trust accounts and minor accounts.

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I understand and agree to the following:

- I will receive electronic delivery of the documents designated above.
- I will no longer receive paper copies of these documents in the mail.
- A link to a printable copy of the annual privacy notice will be sent to me by electronic means at the email address I provide, and I will continue to receive other privacy notices including copies of the Thrivent Financial health privacy notice and/or Notice of Insurance Information Practices by regular mail.
- I will receive periodic emails directing me to Thrivent Financial's website where documents will be available.
- I will update Thrivent Financial if my email address changes.
- I have the ability to access the Internet at my own cost and will need Adobe® Reader® to view the documents. (If I don't have it, I can download Reader® free from adobe.com.)
- This consent can be used for Thrivent Financial products that I currently own or may purchase in the future, until consent is revoked.
- I can request specific documents in paper form free of charge without revoking this consent by calling Thrivent Financial Customer Service at 800-847-4836.
- My consent will remain in effect until I revoke it. I can revoke this consent or update my information at any time by changing my preference to "U.S. Mail" in the Preference Center at Thrivent.com/gopaperless (requires registration) or by calling 800-847-4836.

Each investor requesting eDelivery must complete.

Investor 1: ______________________ (Please print first and last name)
Investor 2: ______________________ (Please print first and last name)

Email: ______________________
Email: ______________________

Signature: ______________________
Signature: ______________________

Address (if different than above): ______________________

City: ______________ State: ______________ ZIP: ______________

Securities offered through Thrivent Investment Management Inc., 625 Fourth Ave. S., Minneapolis, MN 55415, a FINRA and SIPC member and a wholly owned subsidiary of Thrivent Financial, the marketing name for Thrivent Financial for Lutherans, Appleton, WI.

23459AR R12-14

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Constance L. Souders, an independent trustee, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for the fiscal year ended October 31, 2013 and the fiscal year ended October 31, 2014, for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $357,150.67 and $371,291.02, respectively.

(b)	Audit-Related Fees

The aggregate fees PwC billed to registrant for the fiscal year ended October 31, 2013 and the fiscal year ended October 31, 2014, for assurance and other services that are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a), were $3,620.52 for 2013 and $0 for 2014. The payments during the fiscal year ended October 31, 2013 were for testing of an accounting system conversion. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2013 and the fiscal year ended October 31, 2014, for assurance and other services directly related to the operations and financial reporting of registrant, were $0 for each respective period.

(c)	Tax Fees

The aggregate tax fees PwC billed to registrant for the fiscal year ended October 31, 2013 and the fiscal year ended October 31, 2014, for tax compliance, tax advice and tax planning services, were $113,967.00 and $119,952.75, respectively. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2013 and the fiscal year ended October 31, 2014, for services directly related to the operations and financial reporting of registrant, were $0 for each respective period.

(d)	All Other Fees

The aggregate fees PwC billed to registrant for the fiscal year ended October 31, 2013 and the fiscal year ended October 31, 2014 for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $0 for each respective period. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2013 and the fiscal year ended October 31, 2014, for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $6,450.00 and $3,600.00, respectively. These payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. For 2013, these payments also included services provided related to the mergers of certain series of Thrivent Series Fund, Inc. These figures are also reported in response to Item 4(g) below.

(e)	Registrant’s audit committee charter provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)	Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended October 31, 2014 were for work performed by persons other than full-time permanent employees of PwC.

(g)	The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal year ended October 31, 2013 and the fiscal year ended October 31, 2014 were $6,450.00 and $3,600.00 for each respective period. These figures are also reported in response to Item 4(d) above.

(h)	Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a)	Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b)	Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	The code of ethics pursuant to Item 2 is attached hereto.

(b)	Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 29, 2014	THRIVENT MUTUAL FUNDS

	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 29, 2014
	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Date: December 29, 2014
	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer